UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-3258

DFA INVESTMENT DIMENSIONS GROUP INC.

(Exact name of registrant as specified in charter)

6300 Bee Cave Road, Building One, Austin, TX            78746

            (Address of principal executive offices)                (Zip code)

Catherine L. Newell, Esquire, Vice President and Secretary

DFA Investment Dimensions Group Inc.,

6300 Bee Cave Road, Building One, Austin, TX 78746

(Name and address of agent for service)

Registrant’s telephone number, including area code:    512-306-7400

Date of fiscal year end:    October 31

Date of reporting period:    October 31, 2010

Explanatory Note — This SEC has a 100 megabyte limitation on filing size. The Form N-CSR submission for DFA Investment Dimensions Group Inc. (the “Registrant”) is larger than 100 megabytes and therefore has to be split up into two separate filings, a Form N-CSR and Form N-CSR/A, in order to transmit all the information to the SEC. This Form N-CSR for the Registrant is complete except that information responsive to Item 6 is being filed in a subsequent filing on Form N-CSR/A.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

year ended: October 31, 2010

DFA Investment Dimensions Group Inc.

VA U.S. Targeted Value Portfolio

VA U.S. Large Value Portfolio

VA International Value Portfolio

VA International Small Portfolio

VA Short-Term Fixed Portfolio

VA Global Bond Portfolio

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth
Chairman and Co-Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

DFA INVESTMENT DIMENSIONS GROUP INC.

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Summary Schedules of Portfolio Holdings/Schedules of Investments

Investment Abbreviations

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company

Investment Footnotes

†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
^	Denominated in local currency or the Euro, unless otherwise noted.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2010.
(g)	Face Amount Denominated in British Pounds.
(u)	Face Amount denominated in United States Dollars.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Portfolio as a part of this facility.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
REIT	Real Estate Investment Trust
SEC	Securities and Exchange Commission

1

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

3

DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34% . Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S.

4

Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Portfolios’ Performance Overview

VA U.S. Targeted Value Portfolio

The VA U.S. Targeted Value Portfolio seeks to capture the returns of U.S. small and mid cap value stocks. The investment strategy employed by the Portfolio is a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small and mid cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 1,288 stocks, and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 27.00% for the Portfolio and 24.43% for the Russell 2000® Value Index. Relative to the Index, the Portfolio’s higher concentration in securities with the most prominent value characteristics added approximately 0.8% to the relative performance. Differences in sector composition between the Portfolio and the Index also contributed to performance differences. Sector composition differences, due to the Portfolio’s strategy of maintaining consistent targeted value exposure, added approximately 4.1% relative to the Index.

VA U.S. Large Cap Value Portfolio

The VA U.S. Large Cap Value Portfolio seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 199 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2010, total returns were 20.08% for the Portfolio and 15.72% for the Russell 1000® Value Index. Relative to the Index, the Portfolio’s higher concentration in securities with the most prominent value characteristics and composition differences among the Portfolio’s value stocks added approximately 3.6% to the relative performance. Differences in allocation and composition between the Portfolio and the Index across the market capitalization segments contributed to the outperformance, particularly the Portfolio’s smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.8% to the relative performance. The Portfolio’s exclusion of REITs had a negative impact of approximately 0.7% relative to the Index as REITs was the best-performing sector over the period.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010 was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

5

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Portfolios’ Performance Overview

VA International Value Portfolio

The VA International Value Portfolio seeks to capture the returns of international large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Portfolio held 443 stocks in 23 developed countries. In general the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2010, total returns were 10.35% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Portfolio’s greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of U.S. markets, while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets, while the Index uses local market closing prices.

6

VA International Small Portfolio

The VA International Small Portfolio seeks to capture the returns of international small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 2,432 stocks in 23 developed country markets. In general the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. Over the period, international small company stocks outperformed international large company stocks. For the 12 months ended October 31, 2010, total returns were 17.68% for the Portfolio and 17.23% for the MSCI World ex USA Small Cap Index (net dividends). The Portfolio and the Index held a number of securities in common but at different weights due to different methods for defining size and the Portfolio’s exclusion rules. For the one-year period ended October 31, 2010, overall differences generally offset each other with the end result that the Portfolio slightly outperformed the Index.

Fixed Income Market Review	12 Months Ended October 31, 2010

U.S. and international credit markets experienced relatively high levels of volatility during the fiscal year ended October 31, 2010. Investor appetite for credit risk was reasonably strong through most of the year, and credit spreads narrowed versus the previous fiscal period. Over the course of the year, the U.S. Federal Reserve maintained the target federal funds rate between 0.00% and 0.25% and continued to add liquidity into the financial system. Meanwhile, several major central banks around the world took similar actions to aid credit markets. The three-month London Interbank Offered Rate (LIBOR), a widely-used benchmark of short-term interest rates, finished the fiscal year unchanged at 0.28%, while the yield on 10-year U.S. Treasury notes declined 78 basis points. The U.S. yield curve remained upwardly sloped throughout the year.

	10/31/09	10/31/10	Change
Three-Month LIBOR (yield)	0.28%	0.28%	0.00%
Ten-Year U.S. Treasury Notes (yield)	3.39%	2.61%	-0.78%

Source: Bloomberg. “% Change” values are calculated prior to rounding.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the fiscal year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. For the 12 months ended October 31, 2010, total returns were 0.12% for three-month U.S. Treasury bills, 9.21% for five-year U.S. Treasury notes, and 11.68% for 30-year U.S. Treasury bonds.

Some of the Advisor’s fixed income strategies are based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher expected returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios lengthened, reflecting upwardly sloped yield curves in the U.S. and U.K.

Fixed Income Portfolios’ Performance Overview

VA Short-Term Fixed Portfolio

The VA Short-Term Fixed Portfolio seeks to maximize total return from a universe of high-quality fixed income securities with an average maturity of one year or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices (yields) the strategy creates a matrix of expected returns from different buy

7

and sell strategies, and identifies the maturity range for the highest expected returns. The average maturity of the Portfolio remained stable, decreasing slightly to 333 days on October 31, 2010, from 337 days on October 31, 2009.

For the 12 months ended October 31, 2010 the total return was 1.09% for the Portfolio, 0.37% for the BofA Merrill Lynch 6-Month US Treasury Note Index, and 0.87% for the BofA Merrill Lynch 1-Year US Treasury Note Index. During the period, interest rates declined but maintained a positive expected return premium. Relative to the Indices, the Portfolio benefited from exposure to securities with the credit risk premium. The Portfolio had exposure to corporate and agency debt which significantly outperformed Treasury debt during the period of tightening credit spreads. Additionally, the Portfolio benefited from the period of falling interest rates as it maintained a higher average maturity than the 6-Month Treasury Note Index and had allocation to 1-2 year securities which significantly outperformed less-than-1-year securities. The Indexes had no exposure to securities with maturities of over one year.

VA Global Bond Portfolio

The VA Global Bond Portfolio seeks to maximize total return from a universe of U.S. government securities and high-quality corporate and currency-hedged global fixed income instruments with an average maturity of five years or less. All non-U.S. dollar-denominated securities within the Portfolio are currency hedged. Eligible countries for the Portfolio to invest in include Australia, Canada, Denmark, France, Germany, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current yields, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest expected returns. Maturities are shifted if expected premiums can be documented and justified. The average maturity of the Portfolio increased to 4.08 years on October 31, 2010, from 3.33 years on October 31, 2009.

For the 12 months ended October 31, 2010, total returns were 7.61% for the Portfolio and 2.76% for the Citigroup World Government Bond Index 1-5 Years (hedged). Relative to the Index, outperformance by the Portfolio was primarily due to structural and maturity differences. A higher exposure to U.S. dollar- and sterling-denominated government agency and corporate securities contributed to outperformance during the period as credit spreads narrowed in the U.S. and U.K. The Portfolio had an average duration of 3.76 years on October 31, 2010 compared to 2.71 years for the Index, which also positively contributed to the Portfolio’s relative performance, as interest rates fell during the period.

8

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
VA U.S. Targeted Value Portfolio
Actual Fund Return	$1,000.00	$962.10	0.42%	$2.08
Hypothetical 5% Annual Return	$1,000.00	$1,023.09	0.42%	$2.14

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DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*

VA U.S. Large Value Portfolio
Actual Fund Return	$1,000.00	$977.10	0.30%	$1.50
Hypothetical 5% Annual Return	$1,000.00	$1,023.69	0.30%	$1.53

VA International Value Portfolio
Actual Fund Return	$1,000.00	$1,056.00	0.50%	$2.59
Hypothetical 5% Annual Return	$1,000.00	$1,022.68	0.50%	$2.55

VA International Small Portfolio
Actual Fund Return	$1,000.00	$1,076.00	0.65%	$3.40
Hypothetical 5% Annual Return	$1,000.00	$1,021.93	0.65%	$3.31

VA Short-Term Fixed Portfolio
Actual Fund Return	$1,000.00	$1,007.80	0.29%	$1.47
Hypothetical 5% Annual Return	$1,000.00	$1,023.74	0.29%	$1.48

VA Global Bond Portfolio
Actual Fund Return	$1,000.00	$1,051.60	0.30%	$1.55
Hypothetical 5% Annual Return	$1,000.00	$1,023.69	0.30%	$1.53

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

VA U.S. Targeted Value Portfolio		VA U.S. Large Value Portfolio		VA International Value Portfolio
Consumer Discretionary	14.0%	Consumer Discretionary	17.5%	Consumer Discretionary	15.4%
Consumer Staples	5.3%	Consumer Staples	7.9%	Consumer Staples	5.2%
Energy	6.5%	Energy	14.9%	Energy	13.1%
Financials	29.6%	Financials	20.8%	Financials	32.0%
Health Care	6.5%	Health Care	10.3%	Health Care	1.2%
Industrials	17.3%	Industrials	14.0%	Industrials	9.5%
Information Technology	13.3%	Information Technology	3.3%	Information Technology	2.8%
Materials	5.8%	Materials	4.0%	Materials	11.4%
Other	—	Telecommunication Services	6.2%	Telecommunication Services	7.3%
Telecommunication Services	1.3%	Utilities	1.1%	Utilities	2.1%

Utilities	0.4%		100.0%		100.0%

	100.0%

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DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

VA International Small Portfolio
Consumer Discretionary	19.2%
Consumer Staples	6.6%
Energy	5.7%
Financials	11.4%
Health Care	5.8%
Industrials	25.5%
Information Technology	9.1%
Materials	13.9%
Other	—
Real Estate Investment Trusts	0.1%
Telecommunication Services	0.6%
Utilities	2.1%

100.0%
FIXED INCOME PORTFOLIOS
VA Short-Term Fixed Portfolio
Corporate	33.8%
Government	38.5%
Foreign Corporate	13.8%
Foreign Government	10.8%
Supranational	3.1%

100.0%

VA Global Bond Portfolio
Corporate	6.8%
Government	11.9%
Foreign Corporate	22.0%
Foreign Government	33.9%
Supranational	25.4%

100.0%

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VA U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (80.2%)
Consumer Discretionary — (11.2%)
#Dillard’s, Inc.	15,300	$390,303	0.4%
#Jarden Corp.	12,066	386,836	0.4%
#*Lennar Corp. Class A	25,500	370,005	0.4%
#*Mohawk Industries, Inc.	7,200	412,848	0.5%
Other Securities		11,537,354	12.3%

Total Consumer Discretionary		13,097,346	14.0%

Consumer Staples — (4.3%)
*Constellation Brands, Inc. Class A	19,700	388,681	0.4%
Del Monte Foods Co.	37,871	543,070	0.6%
*Ralcorp Holdings, Inc.	7,100	440,626	0.5%
*Smithfield Foods, Inc.	22,070	369,672	0.4%
#*TreeHouse Foods, Inc.	8,600	401,620	0.4%
Other Securities		2,852,499	3.0%

Total Consumer Staples		4,996,168	5.3%

Energy — (5.2%)
*Rowan Cos., Inc.	11,650	383,285	0.4%
*Sunoco, Inc.	12,600	472,122	0.5%
Other Securities		5,232,447	5.6%

Total Energy		6,087,854	6.5%

Financials — (23.7%)
*Allegheny Corp.	1,208	362,980	0.4%
American Financial Group, Inc.	12,200	373,076	0.4%
*Arch Capital Group, Ltd.	4,724	408,106	0.4%
*Assurant, Inc.	16,800	664,272	0.7%
#Delphi Financial Group, Inc. Class A	15,096	408,649	0.4%
*E*Trade Financial Corp.	31,138	445,273	0.5%
Fidelity National Financial, Inc.	26,568	355,746	0.4%
#First Niagara Financial Group, Inc.	34,077	403,812	0.4%
#*Old Republic International Corp.	34,542	455,954	0.5%
*ProAssurance Corp.	7,590	436,349	0.5%
#Prosperity Bancshares, Inc.	12,064	375,070	0.4%
Reinsurance Group of America, Inc.	10,160	508,711	0.5%
White Mountains Insurance Group, Ltd.	1,200	383,040	0.4%
WR Berkley Corp.	12,800	352,256	0.4%
*Zions Bancorporation	21,400	442,124	0.5%
Other Securities		21,257,052	22.6%

Total Financials		27,632,470	29.4%

Health Care — (5.2%)
#*Alere, Inc.	11,601	342,810	0.4%
#Cooper Cos., Inc.	10,700	527,938	0.6%
*Coventry Health Care, Inc.	20,400	477,768	0.5%
#*LifePoint Hospitals, Inc.	11,700	396,864	0.4%
Other Securities		4,353,635	4.6%

Total Health Care		6,099,015	6.5%

Industrials — (13.9%)
*AGCO Corp.	11,134	472,861	0.5%
#*Alaska Air Group, Inc.	10,400	549,120	0.6%
*Amerco, Inc.	6,865	565,127	0.6%
Applied Industrial Technologies, Inc.	12,439	378,270	0.4%
*ArvinMeritor, Inc.	20,350	337,403	0.3%
#Baldor Electric Co.	9,100	382,382	0.4%

13

VA U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
*Esterline Technologies Corp.	9,859	$595,878	0.6%
#GATX Corp.	10,976	347,500	0.4%
#*Hertz Global Holdings, Inc.	30,230	342,204	0.4%
#*Ryder System, Inc.	9,234	403,988	0.4%
Seaboard Corp.	200	370,810	0.4%
Other Securities		11,434,111	12.2%

Total Industrials		16,179,654	17.2%

Information Technology — (10.7%)
*Acxiom Corp.	21,208	372,200	0.4%
*Arrow Electronics, Inc.	14,859	439,975	0.5%
*Benchmark Electronics, Inc.	22,328	366,849	0.4%
*Coherent, Inc.	8,397	352,338	0.4%
*IAC/InterActiveCorp.	13,000	362,700	0.4%
*Ingram Micro, Inc.	24,100	425,606	0.4%
*Tech Data Corp.	13,700	588,963	0.6%
Other Securities		9,575,652	10.2%

Total Information Technology		12,484,283	13.3%

Materials — (4.6%)
Reliance Steel & Aluminum Co.	9,700	405,945	0.4%
Westlake Chemical Corp.	13,400	428,264	0.5%
Other Securities		4,591,997	4.9%

Total Materials		5,426,206	5.8%

Other — (0.0%)
Other Securities		102	0.0%

Telecommunication Services — (1.1%)
Other Securities		1,244,459	1.3%

Utilities — (0.3%)
Other Securities		359,448	0.4%

TOTAL COMMON STOCKS		93,607,005	99.7%

RIGHTS/WARRANTS — (0.1%)
Other Securities		50,097	0.1%

TEMPORARY CASH INVESTMENTS — (0.2%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	260,564	260,564	0.3%

14

VA U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (19.5%)
§@ DFA Short Term Investment Fund	22,689,142	$22,689,142	24.2%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $106,330 FNMA 3.500%, 10/01/20, valued at $111,243) to be repurchased at $108,004	$108	108,002	0.1%

TOTAL SECURITIES LENDING COLLATERAL		22,797,144	24.3%

TOTAL INVESTMENTS — (100.0%) (Cost $125,205,472)		$116,714,810	124.4%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$13,097,346	—	—	$13,097,346
Consumer Staples	4,996,168	—	—	4,996,168
Energy	6,087,854	—	—	6,087,854
Financials	27,632,470	—	—	27,632,470
Health Care	6,099,015	—	—	6,099,015
Industrials	16,179,654	—	—	16,179,654
Information Technology	12,484,283	—	—	12,484,283
Materials	5,426,206	—	—	5,426,206
Other	—	$102	—	102
Telecommunication Services	1,244,459	—	—	1,244,459
Utilities	359,448	—	—	359,448
Rights/Warrants	166	49,931	—	50,097
Temporary Cash Investments	260,564	—	—	260,564
Securities Lending Collateral	—	22,797,144	—	22,797,144

TOTAL	$93,867,633	$22,847,177	—	$116,714,810

See accompanying Notes to Financial Statements.

15

VA U.S. LARGE VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (92.4%)
Consumer Discretionary — (16.2%)
*Carnival Corp.	39,939	$1,724,167	1.4%
CBS Corp. Class B	49,005	829,655	0.7%
*Comcast Corp. Class A	150,959	3,106,736	2.5%
Comcast Corp. Special Class A	53,998	1,043,781	0.8%
*Liberty Media Corp. Interactive Class A	44,599	658,281	0.5%
*News Corp. Class A	125,952	1,821,266	1.5%
News Corp. Class B	53,658	862,821	0.7%
*Time Warner Cable, Inc.	26,961	1,560,233	1.3%
*Time Warner, Inc.	81,715	2,656,555	2.2%
Walt Disney Co. (The)	26,395	953,123	0.8%
Other Securities		6,203,271	5.1%

Total Consumer Discretionary		21,419,889	17.5%

Consumer Staples — (7.3%)
*Archer-Daniels-Midland Co.	36,315	1,210,016	1.0%
*CVS Caremark Corp.	91,801	2,765,046	2.3%
Kraft Foods, Inc.	77,704	2,507,508	2.0%
Other Securities		3,195,485	2.6%

Total Consumer Staples		9,678,055	7.9%

Energy — (13.8%)
*Anadarko Petroleum Corp.	33,764	2,078,849	1.7%
Chesapeake Energy Corp.	42,464	921,469	0.7%
*Chevron Corp.	8,866	732,420	0.6%
*ConocoPhillips	84,950	5,046,030	4.1%
Hess Corp.	21,949	1,383,445	1.1%
*Marathon Oil Corp.	48,071	1,709,885	1.4%
National-Oilwell, Inc.	27,403	1,473,185	1.2%
*Valero Energy Corp.	39,919	716,546	0.6%
Other Securities		4,144,088	3.4%

Total Energy		18,205,917	14.8%

Financials — (19.2%)
*Bank of America Corp.	287,246	3,286,094	2.7%
*Capital One Financial Corp.	31,256	1,164,911	0.9%
*Citigroup, Inc.	995,905	4,152,924	3.4%
CME Group, Inc.	4,118	1,192,779	1.0%
*Hartford Financial Services Group, Inc.	29,855	715,923	0.6%
*Loews Corp.	32,846	1,296,760	1.0%
*MetLife, Inc.	53,314	2,150,154	1.7%
*Morgan Stanley	42,998	1,069,360	0.9%
*Prudential Financial, Inc.	24,969	1,312,870	1.1%
*SunTrust Banks, Inc.	34,125	853,808	0.7%
Other Securities		8,240,081	6.7%

Total Financials		25,435,664	20.7%

Health Care — (9.6%)
*Aetna, Inc.	29,082	868,389	0.7%
*Pfizer, Inc.	147,115	2,559,801	2.1%
*Thermo Fisher Scientific, Inc.	28,066	1,443,154	1.2%
UnitedHealth Group, Inc.	72,993	2,631,398	2.1%
*WellPoint, Inc.	34,119	1,854,026	1.5%
Other Securities		3,308,518	2.7%

Total Health Care		12,665,286	10.3%

16

VA U.S. LARGE VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (12.9%)
*CSX Corp.	29,860	$1,834,897	1.5%
General Electric Co.	261,625	4,191,232	3.4%
*Norfolk Southern Corp.	28,700	1,764,763	1.5%
*Northrop Grumman Corp.	23,289	1,472,098	1.2%
Republic Services, Inc.	25,729	766,981	0.6%
*Southwest Airlines Co.	55,992	770,450	0.6%
*Union Pacific Corp.	35,497	3,112,377	2.5%
Other Securities		3,183,428	2.6%

Total Industrials		17,096,226	13.9%

Information Technology — (3.0%)
Other Securities		3,992,832	3.3%

Materials — (3.7%)
*Alcoa, Inc.	73,106	959,882	0.8%
*International Paper Co.	32,563	823,193	0.7%
Other Securities		3,073,920	2.5%

Total Materials		4,856,995	4.0%

Telecommunication Services — (5.7%)
*AT&T, Inc.	157,263	4,481,995	3.7%
#*CenturyLink, Inc.	19,191	794,124	0.6%
*Sprint Nextel Corp.	204,911	844,233	0.7%
*Verizon Communications, Inc.	24,560	797,463	0.6%
Other Securities		618,700	0.5%

Total Telecommunication Services		7,536,515	6.1%

Utilities — (1.0%)
*Public Service Enterprise Group, Inc.	21,740	703,289	0.6%
Other Securities		651,198	0.5%

Total Utilities		1,354,487	1.1%

TOTAL COMMON STOCKS		122,241,866	99.6%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	462,936	462,936	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (7.3%)
§@DFA Short Term Investment Fund	9,606,270	9,606,270	7.8%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $45,019 FNMA 3.500%, 10/01/20, valued at $47,099) to be repurchased at $45,728	$46	45,727	0.1%

TOTAL SECURITIES LENDING COLLATERAL		9,651,997	7.9%

TOTAL INVESTMENTS — (100.0%) (Cost $129,328,523)		$132,356,799	107.9%

17

VA U.S. LARGE VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$21,419,889	—	—	$21,419,889
Consumer Staples	9,678,055	—	—	9,678,055
Energy	18,205,917	—	—	18,205,917
Financials	25,435,664	—	—	25,435,664
Health Care	12,665,286	—	—	12,665,286
Industrials	17,096,226	—	—	17,096,226
Information Technology	3,992,832	—	—	3,992,832
Materials	4,856,995	—	—	4,856,995
Telecommunication Services	7,536,515	—	—	7,536,515
Utilities	1,354,487	—	—	1,354,487
Temporary Cash Investments	462,936	—	—	462,936
Securities Lending Collateral	—	$9,651,997	—	9,651,997

TOTAL	$122,704,802	$9,651,997	—	$132,356,799

See accompanying Notes to Financial Statements.

18

VA INTERNATIONAL VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (87.4%)
AUSTRALIA — (4.7%)
National Australia Bank, Ltd.	30,229	$756,581	0.7%
Wesfarmers, Ltd.	33,137	1,078,165	1.0%
Other Securities		3,683,063	3.6%

TOTAL AUSTRALIA		5,517,809	5.3%

AUSTRIA — (0.2%)
Other Securities		210,355	0.2%

BELGIUM — (0.6%)
Other Securities		707,742	0.7%

CANADA — (9.4%)
#Encana Corp.	34,656	978,958	0.9%
#Sun Life Financial, Inc.	22,308	631,247	0.6%
#Suncor Energy, Inc.	38,733	1,241,097	1.2%
Talisman Energy, Inc.	37,945	687,914	0.7%
Teck Resources, Ltd. Class B	22,800	1,019,394	1.0%
Thomson Reuters Corp.	17,778	678,942	0.7%
#TransCanada Corp.	25,955	958,648	0.9%
Other Securities		4,895,471	4.7%

TOTAL CANADA		11,091,671	10.7%

DENMARK — (1.4%)
Carlsberg A.S. Series B	4,898	535,500	0.5%
Other Securities		1,132,710	1.1%

TOTAL DENMARK		1,668,210	1.6%

FINLAND — (1.0%)
Other Securities		1,131,582	1.1%

FRANCE — (7.3%)
AXA SA	40,407	736,903	0.7%
BNP Paribas SA	7,666	560,737	0.5%
Cie de Saint-Gobain SA	17,150	805,750	0.8%
GDF Suez SA	24,649	984,904	1.0%
Societe Generale Paris SA	10,890	653,018	0.6%
Vivendi SA	39,090	1,117,004	1.1%
Other Securities		3,802,637	3.7%

TOTAL FRANCE		8,660,953	8.4%

GERMANY — (8.1%)
Allianz SE Sponsored ADR	70,836	887,575	0.9%
Bayerische Motoren Werke AG	14,079	1,009,076	1.0%
*Daimler AG	28,284	1,869,104	1.8%
Deutsche Bank AG	38,494	2,217,483	2.1%
Deutsche Telekom AG Sponsored ADR	73,200	1,054,812	1.0%
Munchener Rueckversicherungs-Gesellschaft AG	5,131	801,979	0.8%
Other Securities		1,713,037	1.6%

TOTAL GERMANY		9,553,066	9.2%

GREECE — (0.0%)
Other Securities		57,976	0.1%

HONG KONG — (1.7%)
Hutchison Whampoa, Ltd.	74,000	731,797	0.7%

19

VA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HONG KONG — (Continued)
Other Securities		$1,251,141	1.2%

TOTAL HONG KONG		1,982,938	1.9%

IRELAND — (0.1%)
Other Securities		91,690	0.1%

ISRAEL — (0.6%)
Other Securities		741,984	0.7%

ITALY — (1.8%)
Intesa Sanpaolo SpA	188,353	662,468	0.7%
UniCredit SpA	236,724	617,155	0.6%
Other Securities		867,494	0.8%

TOTAL ITALY		2,147,117	2.1%

JAPAN — (18.2%)
FUJIFILM Holdings Corp.	16,600	553,803	0.5%
Mitsubishi UFJ Financial Group, Inc.	402,600	1,868,468	1.8%
Mitsui & Co., Ltd.	54,300	853,998	0.8%
Seven & I Holdings Co., Ltd.	22,100	513,008	0.5%
#Sony Corp. Sponsored ADR	29,100	984,744	1.0%
#Sumitomo Corp.	41,500	525,424	0.5%
Sumitomo Mitsui Financial Group, Inc.	22,500	671,574	0.6%
#*Toyota Motor Corp. Sponsored ADR	31,618	2,239,187	2.2%
Other Securities		13,177,784	12.7%

TOTAL JAPAN		21,387,990	20.6%

NETHERLANDS — (4.0%)
#ArcelorMittal NV	36,543	1,182,479	1.1%
*ING Groep NV	138,408	1,480,793	1.4%
Koninklijke Philips Electronics NV	23,073	703,784	0.7%
Other Securities		1,311,077	1.3%

TOTAL NETHERLANDS		4,678,133	4.5%

NEW ZEALAND — (0.1%)
Other Securities		92,928	0.1%

NORWAY — (1.1%)
Other Securities		1,248,847	1.2%

PORTUGAL — (0.1%)
Other Securities		114,394	0.1%

SINGAPORE — (1.3%)
Other Securities		1,507,288	1.5%

SPAIN — (1.9%)
Repsol YPF SA Sponsored ADR	20,400	564,876	0.5%
Other Securities		1,734,046	1.7%

TOTAL SPAIN		2,298,922	2.2%

SWEDEN — (2.7%)
Nordea Bank AB	87,311	961,352	0.9%
Other Securities		2,255,408	2.2%

TOTAL SWEDEN		3,216,760	3.1%

SWITZERLAND — (5.1%)
Credit Suisse Group AG	22,276	922,195	0.9%
Holcim, Ltd. AG	10,522	655,482	0.6%
Swiss Reinsurance Co., Ltd. AG	12,607	605,730	0.6%

20

VA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SWITZERLAND — (Continued)
#*UBS AG	43,220	$734,202	0.7%
Zurich Financial Services AG	4,723	1,155,800	1.1%
Other Securities		1,942,810	1.9%

TOTAL SWITZERLAND		6,016,219	5.8%

UNITED KINGDOM — (16.0%)
Aviva P.L.C.	102,064	650,898	0.6%
Barclays P.L.C. Sponsored ADR	64,148	1,132,212	1.1%
#*BP P.L.C. Sponsored ADR	39,200	1,600,536	1.5%
#Royal Dutch Shell P.L.C. ADR	73,556	4,731,122	4.6%
Vodafone Group P.L.C.	672,985	1,839,684	1.8%
Vodafone Group P.L.C. Sponsored ADR	97,727	2,688,470	2.6%
Xstrata P.L.C.	46,073	892,590	0.9%
Other Securities		5,293,125	5.1%

TOTAL UNITED KINGDOM		18,828,637	18.2%

TOTAL COMMON STOCKS		102,953,211	99.4%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $160,000 FHLMC 5.00%, 10/15/19,valued at $181,000) to be repurchased at $174,003	$174	174,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.4%)
§@DFA Short Term Investment Fund	11,067,482	11,067,482	10.7%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $3,628,869)## to be repurchased at $3,557,780	$3,558	3,557,715	3.4%

TOTAL SECURITIES LENDING COLLATERAL		14,625,197	14.1%

TOTAL INVESTMENTS — (100.0%) (Cost $119,215,999)		$117,752,408	113.7%

21

VA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$5,517,809	—	$5,517,809
Austria	—	210,355	—	210,355
Belgium	—	707,742	—	707,742
Canada	$11,091,671	—	—	11,091,671
Denmark	—	1,668,210	—	1,668,210
Finland	—	1,131,582	—	1,131,582
France	85,009	8,575,944	—	8,660,953
Germany	1,942,387	7,610,679	—	9,553,066
Greece	—	57,976	—	57,976
Hong Kong	—	1,982,938	—	1,982,938
Ireland	91,690	—	—	91,690
Israel	53,283	688,701	—	741,984
Italy	378,448	1,768,669	—	2,147,117
Japan	3,364,494	18,023,496	—	21,387,990
Netherlands	483,477	4,194,656	—	4,678,133
New Zealand	—	92,928	—	92,928
Norway	—	1,248,847	—	1,248,847
Portugal	—	114,394	—	114,394
Singapore	—	1,507,288	—	1,507,288
Spain	564,876	1,734,046	—	2,298,922
Sweden	272,662	2,944,098	—	3,216,760
Switzerland	668,970	5,347,249	—	6,016,219
United Kingdom	11,246,782	7,581,855	—	18,828,637
Temporary Cash Investments	—	174,000	—	174,000
Securities Lending Collateral	—	14,625,197	—	14,625,197

TOTAL	$30,243,749	$87,508,659	—	$117,752,408

See accompanying Notes to Financial Statements.

22

VA INTERNATIONAL SMALL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (88.0%)
AUSTRALIA — (7.8%)
#Campbell Brothers, Ltd.	4,877	$167,995	0.2%
*Iluka Resources, Ltd.	27,776	183,841	0.2%
#JB Hi-Fi, Ltd.	7,902	153,992	0.2%
*Riversdale Mining, Ltd.	15,333	161,388	0.2%
Other Securities		6,226,161	8.0%

TOTAL AUSTRALIA		6,893,377	8.8%

AUSTRIA — (1.2%)
Andritz AG	2,690	206,151	0.3%
Other Securities		846,804	1.1%

TOTAL AUSTRIA		1,052,955	1.4%

BELGIUM — (1.5%)
Ackermans & van Haaren NV	2,011	173,497	0.2%
Bekaert SA	879	269,459	0.3%
Other Securities		917,959	1.2%

TOTAL BELGIUM		1,360,915	1.7%

CANADA — (10.3%)
Astral Media, Inc. Class A	3,600	144,367	0.2%
#*Equinox Minerals, Ltd.	32,100	174,364	0.2%
#Groupe Aeroplan, Inc.	12,000	145,897	0.2%
Methanex Corp.	5,417	150,841	0.2%
*Quadra FNX Mining, Ltd.	10,651	150,382	0.2%
*SEMAFO, Inc.	12,700	152,415	0.2%
Other Securities		8,149,385	10.4%

TOTAL CANADA		9,067,651	11.6%

DENMARK — (0.9%)
Other Securities		817,793	1.1%

FINLAND — (2.5%)
Kesko Oyj	3,913	194,180	0.2%
Other Securities		1,995,601	2.6%

TOTAL FINLAND		2,189,781	2.8%

FRANCE — (4.5%)
Arkema SA	2,964	191,530	0.2%
#*Cie Generale de Geophysique-Veritas SA	8,042	187,852	0.2%
#Neopost SA	1,739	144,456	0.2%
Nexans SA	2,122	151,355	0.2%
SEB SA	1,761	168,857	0.2%
Societe BIC SA	1,629	144,596	0.2%
Zodiac Aerospace SA	2,571	181,802	0.2%
Other Securities		2,772,091	3.6%

TOTAL FRANCE		3,942,539	5.0%

GERMANY — (4.4%)
#Aixtron AG	5,535	180,238	0.2%
Bilfinger Berger SE	2,546	186,628	0.3%
Rhoen-Klinikum AG	7,370	172,683	0.2%
Software AG	1,160	162,431	0.2%
Symrise AG	6,477	197,298	0.3%
Other Securities		2,981,960	3.8%

TOTAL GERMANY		3,881,238	5.0%

23

VA INTERNATIONAL SMALL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GREECE — (0.7%)
Other Securities		$592,667	0.8%

HONG KONG — (2.4%)
Other Securities		2,157,158	2.8%

IRELAND — (0.8%)
Other Securities		689,549	0.9%

ISRAEL — (0.6%)
Other Securities		540,162	0.7%

ITALY — (2.9%)
Other Securities		2,529,370	3.2%

JAPAN — (17.9%)
Other Securities		15,764,217	20.2%

NETHERLANDS — (1.8%)
SBM Offshore NV	10,126	206,679	0.2%
Other Securities		1,389,371	1.8%

TOTAL NETHERLANDS		1,596,050	2.0%

NEW ZEALAND — (0.6%)
Other Securities		565,867	0.7%

NORWAY — (1.1%)
Other Securities		991,962	1.3%

PORTUGAL — (0.5%)
Other Securities		412,348	0.5%

SINGAPORE — (1.3%)
Other Securities		1,150,838	1.5%

SPAIN — (2.2%)
*Iberia Lineas Aereas de Espana SA	34,690	152,383	0.2%
Other Securities		1,771,651	2.3%

TOTAL SPAIN		1,924,034	2.5%

SWEDEN — (2.4%)
Elekta AB Series B	5,600	211,816	0.3%
Other Securities		1,925,003	2.4%

TOTAL SWEDEN		2,136,819	2.7%

SWITZERLAND — (4.5%)
Aryzta AG	6,721	297,840	0.4%
*Clariant AG	15,895	268,818	0.3%
#Galenica Holding AG	362	174,950	0.2%
Sulzer AG	1,358	165,346	0.2%
Other Securities		3,033,261	3.9%

TOTAL SWITZERLAND		3,940,215	5.0%

UNITED KINGDOM — (15.2%)
Babcock International Group P.L.C.	19,735	183,405	0.2%
Carillion P.L.C.	33,513	185,108	0.2%
GKN P.L.C.	67,098	190,644	0.2%
IG Group Holdings P.L.C.	23,010	194,672	0.3%
IMI P.L.C.	14,847	187,750	0.2%
Informa P.L.C.	27,716	193,790	0.3%
Logica P.L.C.	103,973	215,602	0.3%
Meggitt P.L.C.	51,855	274,133	0.4%

24

VA INTERNATIONAL SMALL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
Michael Page International P.L.C.	21,322	$160,931	0.2%
Mondi P.L.C.	21,959	182,841	0.2%
Pennon Group P.L.C.	14,797	147,671	0.2%
*Rentokil Initial P.L.C.	112,929	179,202	0.2%
Spirax-Sarco Engineering P.L.C.	6,100	176,672	0.2%
SSL International P.L.C.	13,041	242,179	0.3%
*Travis Perkins P.L.C.	10,982	145,565	0.2%
United Business Media P.L.C.	16,744	176,463	0.2%
Weir Group P.L.C. (The)	9,477	236,534	0.3%
Other Securities		10,125,886	13.0%

TOTAL UNITED KINGDOM		13,399,048	17.1%

TOTAL COMMON STOCKS		77,596,553	99.3%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		108	0.0%

BELGIUM — (0.0%)
Other Securities		134	0.0%

FRANCE — (0.0%)
Other Securities		396	0.0%

ITALY — (0.0%)
Other Securities		49	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		954	0.0%

TOTAL RIGHTS/WARRANTS		1,641	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.0%)
§@DFA Short Term Investment Fund	9,599,976	9,599,976	12.3%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $959,997)## to be repurchased at $941,191	$941	941,174	1.2%

TOTAL SECURITIES LENDING COLLATERAL		10,541,150	13.5%

TOTAL INVESTMENTS — (100.0%) (Cost $87,267,316)		$88,139,344	112.8%

25

VA INTERNATIONAL SMALL PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$15,858	$6,877,519	—	$6,893,377
Austria	—	1,052,955	—	1,052,955
Belgium	—	1,360,915	—	1,360,915
Canada	9,067,651	—	—	9,067,651
Denmark	—	817,793	—	817,793
Finland	—	2,189,781	—	2,189,781
France	—	3,942,539	—	3,942,539
Germany	—	3,881,238	—	3,881,238
Greece	—	592,667	—	592,667
Hong Kong	—	2,157,158	—	2,157,158
Ireland	—	689,549	—	689,549
Israel	58,507	481,655	—	540,162
Italy	—	2,529,370	—	2,529,370
Japan	—	15,764,217	—	15,764,217
Netherlands	—	1,596,050	—	1,596,050
New Zealand	—	565,867	—	565,867
Norway	—	991,962	—	991,962
Portugal	—	412,348	—	412,348
Singapore	—	1,150,838	—	1,150,838
Spain	—	1,924,034	—	1,924,034
Sweden	520	2,136,299	—	2,136,819
Switzerland	—	3,940,215	—	3,940,215
United Kingdom	3,142	13,395,906	—	13,399,048
Rights/Warrants
Austria	—	108	—	108
Belgium	64	70	—	134
France	396	—	—	396
Italy	49	—	—	49
United Kingdom	—	954	—	954
Securities Lending Collateral	—	10,541,150	—	10,541,150

TOTAL	$9,146,187	$78,993,157	—	$88,139,344

See accompanying Notes to Financial Statements.

26

VA SHORT-TERM FIXED PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (36.8%)
Federal Farm Credit Bank
1.125%, 10/03/11	$1,500	$1,510,397
0.950%, 02/10/12	800	806,307
0.950%, 03/05/12	500	504,094
2.250%, 04/24/12	1,300	1,335,698
Federal Home Loan Bank
3.750%, 09/09/11	200	205,937
1.125%, 03/09/12	2,500	2,526,745
# 2.250%, 04/13/12	2,000	2,055,064
1.125%, 05/18/12	2,300	2,327,255
# 1.375%, 06/08/12	1,200	1,219,385
1.875%, 06/20/12	1,400	1,434,401
4.625%, 10/10/12	300	324,832
Federal Home Loan Mortgage Corporation
1.125%, 12/15/11	500	504,588
1.125%, 04/25/12	1,500	1,517,213
5.125%, 07/15/12	1,500	1,620,084
1.125%, 07/27/12	2,000	2,026,348
1.000%, 08/28/12	2,000	2,021,970
Federal National Mortgage Association
# 0.875%, 01/12/12	2,000	2,012,422
1.500%, 03/15/12	400	406,373
6.125%, 03/15/12	1,200	1,294,340
1.000%, 04/04/12	2,400	2,422,435
1.875%, 04/20/12	3,200	3,271,600
4.375%, 09/15/12	3,200	3,436,323
Tennessee Valley Authority
6.790%, 05/23/12	1,000	1,098,857

TOTAL AGENCY OBLIGATIONS		35,882,668

BONDS — (39.5%)
Bank of Nova Scotia Floating Rate Note
(r) 0.543%, 03/05/12	1,750	1,754,587
Barclays Bank P.L.C. Floating Rate Note
(r) 0.556%, 01/14/11	2,200	2,199,985
Berkshire Hathaway, Inc. Floating Rate Note
(r) 0.591%, 02/10/12	2,000	1,999,226
BNP Paribas Floating Rate Note
(r) 0.716%, 02/01/12	2,000	1,998,266
Citigroup, Inc.
1.250%, 09/22/11	600	605,207
1.875%, 05/07/12	1,000	1,022,457

	Face Amount	Value†
	(000)
Eksportfinans ASA
5.000%, 02/14/12	$1,000	$1,056,592
European Investment Bank
3.250%, 10/14/11	2,000	2,054,316
General Electric Capital Corp.
2.200%, 06/08/12	1,000	1,028,541
General Electric Capital Corp. Floating Rate Note
(r) 0.373%, 06/06/11	1,000	1,000,498
(r) 0.519%, 11/21/11	502	502,974
Inter-American Development Bank
4.375%, 09/20/12	2,100	2,251,024
Japan Finance Corp.
2.000%, 06/24/11	2,100	2,120,408
JPMorgan Chase & Co.
5.375%, 10/01/12	800	865,527
JPMorgan Chase & Co. Floating Rate Note
(r) 1.043%, 06/13/11	1,500	1,506,888
Kreditanstalt fuer Wiederaufbau
1.250%, 06/15/12	500	506,532
Landeskreditbank Baden-Wuerttemberg Foerderbank
4.875%, 01/13/12	600	630,492
Landwirtschaftliche Rentenbank
1.875%, 09/24/12	1,500	1,536,546
Morgan Stanley
3.250%, 12/01/11	800	825,091
Nordea Bank Finland P.L.C. Floating Rate Note
(r) 0.686%, 02/01/12	2,500	2,499,380
Oesterreichische Kontrollbank AG
4.750%, 11/08/11	2,000	2,086,104
Ontario, Province of Canada
2.625%, 01/20/12	2,000	2,054,370
Regions Bank
3.250%, 12/09/11	500	515,844
Royal Bank of Canada
# 5.650%, 07/20/11	2,000	2,068,372
Royal Bank of Canada Floating Rate Note
(r) 0.356%, 01/27/12	300	300,000
Shell International Finance BV Floating Rate Note
#(r) 0.640%, 06/22/12	1,000	1,002,476

27

VA SHORT-TERM FIXED PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Svenska Handelsbanken Floating Rate Note
(r) 0.538%, 01/30/12	$500	$499,834
Westpac Banking Corp. Floating Rate Note
(r) 0.589%, 08/17/12	2,000	1,998,262

TOTAL BONDS		38,489,799

COMMERCIAL PAPER — (14.3%)
Abbey National North America LLC
0.550%, 11/08/10	1,000	999,944
Archer Daniels Midland
0.240%, 12/14/10	600	599,800
Credit Agricole North America, Inc.
0.300%, 12/16/10	400	399,875
Eksportfinans ASA
0.235%, 11/10/10	800	799,950
National Rural Utilities
0.240%, 11/10/10	1,000	999,928
0.280%, 11/29/10	1,000	999,776
NRW.BANK
0.250%, 11/18/10	1,000	999,885
Old Line Funding LLC
0.250%, 11/04/10	1,300	1,299,961
0.250%, 11/15/10	1,200	1,199,892
Paccar Financial Corp.
0.260%, 01/06/11	1,600	1,599,132
Procter & Gamble Co. (The)
0.270%, 11/18/10	800	799,929
Sheffield Receivables Corp.
0.250%, 12/02/10	1,000	999,745
Toyota Motor Credit Corp.
0.300%, 11/09/10	1,000	999,939
0.270%, 01/12/11	1,300	1,299,269

TOTAL COMMERCIAL PAPER		13,997,025

	Shares	Value†
TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	371,000	$371,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.0%)
§@ DFA Short Term Investment Fund	8,725,964	8,725,964
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $40,893 FNMA 3.500%, 10/01/20, valued at $42,782) to be repurchased at $41,537	$42	41,536

TOTAL SECURITIES LENDING COLLATERAL		8,767,500

TOTAL INVESTMENTS — (100.0%) (Cost $97,078,138)		$97,507,992

28

VA SHORT-TERM FIXED PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$35,882,668	—	$35,882,668
Bonds	—	38,489,799	—	38,489,799
Commercial Paper	—	13,997,025	—	13,997,025
Temporary Cash Investments	$371,000	—	—	371,000
Securities Lending Collateral	—	8,767,500	—	8,767,500

TOTAL	$371,000	$97,136,992	—	$97,507,992

See accompanying Notes to Financial Statements.

29

VA GLOBAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount^	Value†
	(000)
BONDS — (77.2%)
AUSTRALIA — (7.8%)
Commonwealth Bank of Australia
(u) 3.625%, 06/25/14	1,700	$1,855,338
(u) 2.700%, 11/25/14	700	735,742
National Australia Bank, Ltd.
(g) 5.375%, 12/08/14	700	1,245,179
Suncorp-Metway, Ltd.
(g) 4.000%, 01/16/14	1,300	2,227,244
Westpac Banking Corp.
(u) 4.200%, 02/27/15	1,500	1,628,532
(u) 3.000%, 08/04/15	1,500	1,550,272

TOTAL AUSTRALIA		9,242,307

AUSTRIA — (2.1%)
Austria Government International Bond
(u) 5.000%, 05/19/14	2,200	2,474,699

CANADA — (8.0%)
Bank of Nova Scotia
(u) 3.400%, 01/22/15	500	536,530
3.340%, 03/25/15	2,000	2,025,963
British Columbia, Province of Canada
(u) 2.850%, 06/15/15	2,000	2,127,162
Manitoba, Province of Canada
(u) 2.625%, 07/15/15	2,200	2,309,639
Ontario, Province of Canada
(u) 4.100%, 06/16/14	1,800	1,985,476
#(u) 2.950%, 02/05/15	500	531,008

TOTAL CANADA		9,515,778

FRANCE — (8.2%)
Agence Francaise de Developpement
(g) 4.875%, 10/30/13	1,200	2,109,866
BNP Paribas
(u) 3.250%, 03/11/15	2,000	2,093,044
Caisse d’Amortissement de la Dette Sociale
(u) 3.500%, 07/01/14	2,000	2,171,800
Societe Financement del’Economie Francaise
(u) 2.875%, 09/22/14	2,000	2,130,540

	Face Amount^	Value†
	(000)
FRANCE — (Continued)
Total Capital SA
(u) 2.875%, 03/18/15	1,200	$1,266,974

TOTAL FRANCE		9,772,224

GERMANY — (4.7%)
Kreditanstalt fuer Wiederaufbau
(g) 3.125%, 12/08/14	1,400	2,351,526
(u) 4.375%, 07/21/15	452	512,895
Landwirtschaftliche Rentenbank
(u) 3.125%, 07/15/15	2,500	2,682,250

TOTAL GERMANY		5,546,671

NETHERLANDS — (6.4%)
Bank Nederlandse Gemeenten
(u) 5.000%, 05/16/14	800	904,821
(u) 3.125%, 01/12/15	500	534,360
(g) 4.375%, 01/19/15	912	1,590,766
Nederlandse Waterschapsbank NV
(u) 3.000%, 03/17/15	2,900	3,080,336
Rabobank Nederland NV
(g) 5.125%, 10/27/14	819	1,456,690

TOTAL NETHERLANDS		7,566,973

NORWAY — (4.0%)
Eksportfinans ASA
(u) 3.000%, 11/17/14	2,000	2,126,604
Kommunalbanken AS
(u) 2.750%, 05/05/15	2,500	2,637,675

TOTAL NORWAY		4,764,279

SPAIN — (1.6%)
Instituto de Credito Oficial
(g) 4.000%, 12/08/14	1,200	1,936,364

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (18.7%)
African Development Bank
(u) 3.000%, 05/27/14	2,000	2,143,222
Asian Development Bank
#(u) 2.750%, 05/21/14	500	533,096
#(u) 2.625%, 02/09/15	2,200	2,327,919

30

VA GLOBAL BOND PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
Council of Europe Development Bank
(g) 3.375%, 12/08/14	1,764	$2,998,656
Eurofima
(g) 6.125%, 10/14/14	300	555,574
European Bank for Reconstruction & Development
(g) 5.875%, 08/04/14	1,400	2,570,769
(u) 1.625%, 09/03/15	500	506,975
European Investment Bank
(g) 6.250%, 04/15/14	1,200	2,215,957
(u) 2.875%, 01/15/15	400	427,325
(u) 2.750%, 03/23/15	400	425,508
Inter-American Development Bank
#(u) 4.500%, 09/15/14	2,000	2,266,658
International Finance Corp.
(u) 3.000%, 04/22/14	2,000	2,151,172
Nordic Investment Bank
(u) 2.625%, 10/06/14	2,200	2,332,625
(g) 5.750%, 12/16/14	220	407,048
(u) 2.500%, 07/15/15	400	420,278

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS		22,282,782

SWEDEN — (2.4%)
Svensk Exportkredit AB
(u) 3.250%, 09/16/14	2,700	2,900,893

UNITED KINGDOM — (7.6%)
Abbey National Treasury Services P.L.C.
5.500%, 06/18/14	1,700	2,944,835
Barclays Bank P.L.C.
(u) 5.200%, 07/10/14	2,600	2,897,138
United Kingdom Gilt
2.750%, 01/22/15	1,900	3,183,097

TOTAL UNITED KINGDOM		9,025,070

UNITED STATES — (5.7%)
Bank of New York Mellon Corp. (The)
4.300%, 05/15/14	$700	767,341
3.100%, 01/15/15	561	593,050

	Face Amount	Value†
	(000)
UNITED STATES — (Continued)
General Electric Capital Corp.
# 3.500%, 06/29/15	$2,500	$2,646,468
Microsoft Corp.
1.625%, 09/25/15	2,800	2,812,486

TOTAL UNITED STATES		6,819,345

TOTAL BONDS		91,847,385

AGENCY OBLIGATIONS — (12.2%)
Federal Farm Credit Bank
2.800%, 11/05/14	1,000	1,069,352
Federal Home Loan Bank
5.500%, 08/13/14	3,200	3,749,245
# 2.750%, 12/12/14	1,200	1,283,392
Federal Home Loan Mortgage Corporation
# 1.750%, 09/10/15	2,500	2,542,908
Federal National Mortgage Association
# 4.625%, 10/15/14	2,000	2,280,030
2.625%, 11/20/14	1,200	1,275,026
# 5.000%, 04/15/15	2,000	2,331,296

TOTAL AGENCY OBLIGATIONS		14,531,249

TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $1,105,000 FNMA 5.50%, 12/01/38, valued at $568,673) to be repurchased at $560,009	560	560,000

	Shares

SECURITIES LENDING COLLATERAL — (10.1%)
§@ DFA Short Term Investment Fund	11,999,250	11,999,250

TOTAL INVESTMENTS — (100.0%) (Cost $113,682,045)		$118,937,884

31

VA GLOBAL BOND PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$9,242,307	—	$9,242,307
Austria	—	2,474,699	—	2,474,699
Canada	—	9,515,778	—	9,515,778
France	—	9,772,224	—	9,772,224
Germany	—	5,546,671	—	5,546,671
Netherlands	—	7,566,973	—	7,566,973
Norway	—	4,764,279	—	4,764,279
Spain	—	1,936,364	—	1,936,364
Supranational Organization Obligations	—	22,282,782	—	22,282,782
Sweden	—	2,900,893	—	2,900,893
United Kingdom	—	9,025,070	—	9,025,070
United States	—	6,819,345	—	6,819,345
Agency Obligations	—	14,531,249	—	14,531,249
Temporary Cash Investments	—	560,000	—	560,000
Securities Lending Collateral	—	11,999,250	—	11,999,250
Forward Currency Contracts**	—	(432,866)	—	(432,866)

TOTAL	—	$118,505,018	—	$118,505,018

** Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

32

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	VA U.S. Targeted Value Portfolio	VA U.S. Large Value Portfolio	VA International Value Portfolio
ASSETS:
Investments at Value (including $21,624, $9,304 and $13,906 of securities on loan, respectively)	$93,657	$122,242	$102,953
Temporary Cash Investments at Value & Cost	261	463	174
Collateral Received from Securities on Loan at Value & Cost	22,797	9,652	14,625
Foreign Currencies at Value	—	—	244
Cash	—	—	16
Receivables:
Investment Securities Sold	14	304	—
Dividends, Interest and Tax Reclaims	25	147	257
Securities Lending Income	10	7	3
Fund Shares Sold	8	20	10

Total Assets	116,772	132,835	118,282

LIABILITIES:
Payables:
Upon Return of Securities Loaned	22,797	9,652	14,625
Investment Securities Purchased	85	475	9
Fund Shares Redeemed	1	—	—
Due to Advisor	27	25	34
Accrued Expenses and Other Liabilities	11	11	13

Total Liabilities	22,921	10,163	14,681

NET ASSETS	$93,851	$122,672	$103,601

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	9,020,074	8,708,923	8,584,949

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.40	$14.09	$12.07

Investments at Cost	$102,148	$119,214	$104,416

Foreign Currencies at Cost	$—	$—	$242

NET ASSETS CONSIST OF:
Paid-In Capital	$120,077	$126,845	$107,732
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	282	1,727	1,785
Accumulated Net Realized Gain (Loss)	(18,017)	(8,928)	(4,466)
Net Unrealized Foreign Exchange Gain (Loss)	—	—	11
Net Unrealized Appreciation (Depreciation)	(8,491)	3,028	(1,461)

NET ASSETS	$93,851	$122,672	$103,601

(1) NUMBER OF SHARES AUTHORIZED	100,000,000	100,000,000	100,000,000

See accompanying Notes to Financial Statements.

33

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	VA International Small Portfolio	VA Short-Term Fixed Portfolio	VA Global Bond Portfolio
ASSETS:
Investments at Value (including $9,515, $8,596 and $11,946 of securities on loan, respectively)	$77,598	$88,369	$106,379
Temporary Cash Investments at Value & Cost	—	371	560
Collateral Received from Securities on Loan at Value & Cost	10,541	8,768	11,999
Foreign Currencies at Value	698	—	67
Cash	—	—	15
Receivables:
Investment Securities Sold	25	—	—
Dividends, Interest and Tax Reclaims	183	349	1,359
Securities Lending Income	12	—	1
Fund Shares Sold	1	104	39
Unrealized Gain on Foreign Currency Contracts	1	—	—

Total Assets	89,059	97,961	120,419

LIABILITIES:
Payables:
Upon Return of Securities Loaned	10,541	8,768	11,999
Investment Securities Purchased	264	—	—
Due to Advisor	32	18	22
Loan Payable	62	—	—
Unrealized Loss on Forward Currency Contracts	—	—	433
Accrued Expenses and Other Liabilities	12	9	11

Total Liabilities	10,911	8,795	12,465

NET ASSETS	$78,148	$89,166	$107,954

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	7,359,225	8,648,163	9,134,866

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.62	$10.31	$11.82

Investments at Cost	$76,725	$87,939	$101,123

Foreign Currencies at Cost	$693	$—	$66

NET ASSETS CONSIST OF:
Paid-In Capital	$77,284	$87,924	$95,421
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	1,195	405	4,559
Accumulated Net Realized Gain (Loss)	(1,215)	407	3,123
Net Unrealized Foreign Exchange Gain (Loss)	6	—	(406)
Net Unrealized Appreciation (Depreciation)	878	430	5,257

NET ASSETS	$78,148	$89,166	$107,954

(1) NUMBER OF SHARES AUTHORIZED	100,000,000	100,000,000	100,000,000

See accompanying Notes to Financial Statements.

34

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	VA U.S. Targeted Value Portfolio	VA U.S. Large Value Portfolio	VA International Value Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0 and $209, respectively)	$780	$2,343	$2,272
Interest	1	1	1
Income from Securities Lending	116	69	104

Total Investment Income	897	2,413	2,377

Expenses
Investment Advisory Services Fees	285	278	341
Accounting & Transfer Agent Fees	29	32	35
Custodian Fees	13	7	34
Shareholders’ Reports	5	7	5
Filing Fees	—	—	1
Directors’/Trustees’ Fees & Expenses	1	1	1
Professional Fees	5	4	3
Other	6	6	5

Total Expenses	344	335	425

Net Investment Income (Loss)	553	2,078	1,952

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(2,265)	6,279	408
Futures	77	49	(14)
Foreign Currency Transactions	—	—	28
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	19,038	10,503	6,509
Translation of Foreign Currency Denominated Amounts	—	—	6

Net Realized and Unrealized Gain (Loss)	16,850	16,831	6,937

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,403	$18,909	$8,889

See accompanying Notes to Financial Statements.

35

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	VA International Small Portfolio	VA Short-Term Fixed Portfolio	VA Global Bond Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $126, $0 and $0, respectively)	$1,506	—	—
Interest	—	$777	$2,917
Income from Securities Lending	143	5	14

Total Investment Income	1,649	782	2,931

Expenses
Investment Advisory Services Fees	330	217	247
Accounting & Transfer Agent Fees	33	30	36
Custodian Fees	40	2	7
Shareholders’ Reports	4	5	6
Filing Fees	—	1	1
Directors’/Trustees’ Fees & Expenses	1	1	1
Professional Fees	2	2	3
Other	6	3	4

Total Expenses	416	261	305

Net Investment Income (Loss)	1,233	521	2,626

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	807	414	3,190
Futures	(160)	—	—
Foreign Currency Transactions	23	—	2,065
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	8,980	54	(258)
Translation of Foreign Currency Denominated Amounts	4	—	(137)

Net Realized and Unrealized Gain (Loss)	9,654	468	4,860

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,887	$989	$7,486

See accompanying Notes to Financial Statements.

36

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	VA U.S. Targeted Value Portfolio		VA U.S. Large Value Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$553	$682	$2,078	$1,922
Net Realized Gain (Loss) on:
Investment Securities Sold	(2,265)	(15,043)	6,279	(7,504)
Futures	77	22	49	88
Change in Unrealized Appreciation (Depreciation) of: Investment Securities	19,038	16,625	10,503	16,703

Net Increase (Decrease) in Net Assets Resulting from Operations	17,403	2,286	18,909	11,209

Distributions From:
Net Investment Income	(694)	(1,179)	(1,802)	(2,495)
Net Short-Term Gains	—	(301)	—	—

Total Distributions	(694)	(1,480)	(1,802)	(2,495)

Capital Share Transactions (1):
Shares Issued	22,094	7,741	24,655	16,604
Shares Issued in Lieu of Cash Distributions	694	1,478	1,802	2,491
Shares Redeemed	(12,953)	(12,547)	(20,726)	(16,984)

Net Increase (Decrease) from Capital Share Transactions	9,835	(3,328)	5,731	2,111

Total Increase (Decrease) in Net Assets	26,544	(2,522)	22,838	10,825
Net Assets
Beginning of Period	67,307	69,829	99,834	89,009

End of Period	$93,851	$67,307	$122,672	$99,834

(1) Shares Issued and Redeemed:
Shares Issued	2,143	1,131	1,768	1,776
Shares Issued in Lieu of Cash Distributions	80	219	146	258
Shares Redeemed	(1,343)	(1,794)	(1,565)	(1,694)

Net Increase (Decrease) from Shares Issued and Redeemed	880	(444)	349	340

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$282	$426	$1,727	$1,451

See accompanying Notes to Financial Statements.

37

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	VA International Value Portfolio		VA International Small Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,952	$1,947	$1,233	$1,187
Net Realized Gain (Loss) on:
Investment Securities Sold	408	(4,801)	807	(1,789)
Futures	(14)	37	(160)	(57)
Foreign Currency Transactions	28	16	23	(14)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	6,509	23,090	8,980	18,590
Translation of Foreign Currency Denominated Amounts	6	—	4	(4)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,889	20,289	10,887	17,913

Distributions From:
Net Investment Income	(1,910)	(3,296)	(1,130)	(1,740)
Net Short-Term Gains	—	—	—	(435)
Net Long-Term Gains	—	(7,234)	—	(2,623)

Total Distributions	(1,910)	(10,530)	(1,130)	(4,798)

Capital Share Transactions (1):
Shares Issued	31,939	7,275	17,596	7,243
Shares Issued in Lieu of Cash Distributions	1,910	10,521	1,130	4,795
Shares Redeemed	(12,577)	(13,178)	(9,289)	(10,969)

Net Increase (Decrease) from Capital Share Transactions	21,272	4,618	9,437	1,069

Total Increase (Decrease) in Net Assets	28,251	14,377	19,194	14,184
Net Assets
Beginning of Period	75,350	60,973	58,954	44,770

End of Period	$103,601	$75,350	$78,148	$58,954

(1) Shares Issued and Redeemed:
Shares Issued	2,819	867	1,812	1,051
Shares Issued in Lieu of Cash Distributions	170	1,329	123	780
Shares Redeemed	(1,122)	(1,454)	(984)	(1,527)

Net Increase (Decrease) from Shares Issued and Redeemed	1,867	742	951	304

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$1,785	$1,634	$1,195	$1,066

See accompanying Notes to Financial Statements.

38

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	VA Short-Term Fixed Portfolio		VA Global Bond Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$521	$1,496	$2,626	$2,180
Net Realized Gain (Loss) on:
Investment Securities Sold	414	836	3,190	1,076
Foreign Currency Transactions	—	—	2,065	1,481
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	54	722	(258)	1,930
Translation of Foreign Currency Denominated Amounts	—	—	(137)	21

Net Increase (Decrease) in Net Assets Resulting from Operations	989	3,054	7,486	6,688

Distributions From:
Net Investment Income	(1,247)	(2,453)	(3,642)	(3,000)
Net Long-Term Gains	(508)	—	—	—

Total Distributions	(1,755)	(2,453)	(3,642)	(3,000)

Capital Share Transactions (1):
Shares Issued	17,291	15,142	19,626	12,188
Shares Issued in Lieu of Cash Distributions	1,755	2,453	3,642	3,000
Shares Redeemed	(11,362)	(22,753)	(8,799)	(21,548)

Net Increase (Decrease) from Capital Share Transactions	7,684	(5,158)	14,469	(6,360)

Total Increase (Decrease) in Net Assets	6,918	(4,557)	18,313	(2,672)
Net Assets
Beginning of Period	82,248	86,805	89,641	92,313

End of Period	$89,166	$82,248	$107,954	$89,641

(1) Shares Issued and Redeemed:
Shares Issued	1,686	1,466	1,741	1,100
Shares Issued in Lieu of Cash Distributions	172	242	328	278
Shares Redeemed	(1,107)	(2,205)	(770)	(1,958)

Net Increase (Decrease) from Shares Issued and Redeemed	751	(497)	1,299	(580)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$405	$1,131	$4,559	$3,494

See accompanying Notes to Financial Statements.

39

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

VA U.S. Targeted Value Portfolio	VA U.S. Large Value Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Net Asset Value, Beginning of Period	$8.27	$8.13	$13.25	$17.23	$16.57	$16.95	$11.94	$11.10	$17.45	$18.89	$16.93	$15.01

Income from Investment Operations
Net Investment Income (Loss)	0.07	(A)	0.08	(A)	0.12	(A)	0.15	(A)	0.15	(A)	0.05	0.25	(A)	0.23	(A)	0.27	(A)	0.24	(A)	0.25	(A)	0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	2.15	0.24	(3.98)	(1.85)	2.63	1.42	2.12	0.92	(6.40)	(0.30)	2.60	1.88

Total from Investment Operations	2.22	0.32	(3.86)	(1.70)	2.78	1.47	2.37	1.15	(6.13)	(0.06)	2.85	2.07

Less Distributions
Net Investment Income	(0.09)	(0.14)	(0.14)	(0.14)	(0.05)	(0.06)	(0.22)	(0.31)	(0.22)	(0.22)	(0.20)	(0.15)
Net Realized Gains	—	(0.04)	(1.12)	(2.14)	(2.07)	(1.79)	—	—	—	(1.16)	(0.69)	—

Total Distributions	(0.09)	(0.18)	(1.26)	(2.28)	(2.12)	(1.85)	(0.22)	(0.31)	(0.22)	(1.38)	(0.89)	(0.15)

Net Asset Value, End of Period	$10.40	$8.27	$8.13	$13.25	$17.23	$16.57	$14.09	$11.94	$11.10	$17.45	$18.89	$16.93

Total Return	27.00%	4.32%	(32.03	)%(C)	(11.45)%	19.33%	9.61%	20.08%	11.01%	(35.56	)%(C)	(0.47)%	17.74%	13.91%

Net Assets, End of Period (thousands)	$93,851	$67,307	$69,829	$101,695	$100,337	$77,914	$122,672	$99,834	$89,009	$140,825	$120,776	$86,031
Ratio of Expenses to Average Net Assets	0.42%	0.45%	0.50	%(B)	0.56%	0.57%	0.63%	0.30%	0.33%	0.31	%(B)	0.28%	0.32%	0.38%
Ratio of Net Investment Income to Average Net Assets	0.68%	1.11%	1.24	%(B)	1.01%	0.93%	0.33%	1.87%	2.24%	1.86	%(B)	1.28%	1.44%	1.27%
Portfolio Turnover Rate	32%	19%	23	%(C)	32%	38%	35%	33%	38%	21	%(C)	9%	14%	13%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

40

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

VA International Value Portfolio	VA International Small Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Net Asset Value, Beginning of Period	$11.22	$10.20	$21.98	$20.37	$16.08	$14.25	$9.20	$7.33	$ 15.41	$14.76	$12.93	$11.22

Income from Investment Operations
Net Investment Income (Loss)	0.25	(A)	0.27	(A)	0.57	(A)	0.67	(A)	0.55	(A)	0.32	0.18	(A)	0.18	(A)	0.32	(A)	0.28	(A)	0.26	(A)	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	0.89	2.47	(9.89)	2.68	4.91	1.96	1.42	2.46	(6.75)	1.63	3.10	1.92

Total from Investment Operations	1.14	2.74	(9.32)	3.35	5.46	2.28	1.60	2.64	(6.43)	1.91	3.36	2.14

Less Distributions
Net Investment Income	(0.29)	(0.54)	(0.66)	(0.56)	(0.38)	(0.27)	(0.18)	(0.28)	(0.27)	(0.28)	(0.22)	(0.21)
Net Realized Gains	—	(1.18)	(1.80)	(1.18)	(0.79)	(0.18)	—	(0.49)	(1.38)	(0.98)	(1.31)	(0.22)

Total Distributions	(0.29)	(1.72)	(2.46)	(1.74)	(1.17)	(0.45)	(0.18)	(0.77)	(1.65)	(1.26)	(1.53)	(0.43)

Net Asset Value, End of Period	$12.07	$11.22	$10.20	$21.98	$20.37	$16.08	$10.62	$9.20	$ 7.33	$15.41	$14.76	$12.93

Total Return	10.35%	33.92%	(47.39	)%(C)	17.66%	36.16%	16.42%	17.68%	41.04%	(46.30	)%(C)	13.94%	28.59%	19.72%

Net Assets, End of Period (thousands)	$103,601	$75,350	$60,973	$114,279	$91,603	$61,613	$78,148	$58,954	$44,770	$79,720	$60,106	$43,662
Ratio of Expenses to Average Net Assets	0.50%	0.52%	0.49	%(B)	0.47%	0.49%	0.59%	0.63%	0.66%	0.62	%(B)	0.62%	0.64%	0.73%
Ratio of Net Investment Income to Average Net Assets	2.28%	3.03%	3.73	%(B)	3.18%	3.09%	2.21%	1.87%	2.41%	2.90	%(B)	1.84%	1.91%	1.86%
Portfolio Turnover Rate	21%	20%	18	%(C)	19%	13%	12%	9%	14%	18	%(C)	20%	14%	21%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

41

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

VA Short-Term Fixed Portfolio	VA Global Bond Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Net Asset Value, Beginning of Period	$10.42	$10.34	$10.56	$10.44	$10.26	$10.20	$11.44	$10.97	$ 10.95	$10.46	$10.55	$10.55

Income from Investment Operations
Net Investment Income (Loss)	0.06	(A)	0.19	(A)	0.29	(A)	0.51	(A)	0.41	(A)	0.26	0.30	(A)	0.28	(A)	0.24	(A)	0.32	(A)	0.27	(A)	0.33	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.05	0.20	(0.04)	(0.01)	0.04	(0.06)	0.54	0.57	—	0.21	0.12	(0.12)

Total from Investment Operations	0.11	0.39	0.25	0.50	0.45	0.20	0.84	0.85	0.24	0.53	0.39	0.21

Less Distributions
Net Investment Income	(0.16)	(0.31)	(0.47)	(0.38)	(0.27)	(0.14)	(0.46)	(0.38)	(0.22)	(0.04)	(0.48)	(0.21)
Net Realized Gains	(0.06)	—	—	—	—	—	—	—	—	—	—	—

Total Distributions	(0.22)	(0.31)	(0.47)	(0.38)	(0.27)	(0.14)	(0.46)	(0.38)	(0.22)	(0.04)	(0.48)	(0.21)

Net Asset Value, End of Period	$10.31	$10.42	$10.34	$10.56	$10.44	$10.26	$11.82	$11.44	$ 10.97	$10.95	$10.46	$10.55

Total Return	1.09%	3.84%	2.48	%(C)	4.99%	4.49%	1.98%	7.61%	7.93%	2.18	%(C)	5.06%	3.90%	1.98%

Net Assets, End of Period (thousands)	$89,166	$82,248	$86,805	$83,736	$65,937	$52,364	$107,954	$89,641	$92,313	$96,146	$77,418	$61,828
Ratio of Expenses to Average Net Assets	0.30%	0.34%	0.31	%(B)	0.31%	0.32%	0.34%	0.31%	0.34%	0.32	%(B)	0.31%	0.33%	0.41%
Ratio of Net Investment Income to Average Net Assets	0.60%	1.85%	3.03	%(B)	4.93%	3.98%	2.77%	2.64%	2.51%	2.42	%(B)	3.02%	2.59%	3.12%
Portfolio Turnover Rate	79%	68%	20	%(C)	22%	29%	31%	80%	65%	61	%(C)	85%	97%	75%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

42

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered, without a sales charge, to institutional investors, retirement plans, and clients of registered investment advisors. The Fund consists of fifty-eight operational portfolios, six of which (the “Portfolios”) are included in this report and the remaining fifty-two are presented in separate reports. The Portfolios are only available through a select group of insurance products.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by VA U.S. Targeted Value Portfolio and VA U.S. Large Value Portfolio (the “Domestic Equity Portfolios”) and VA International Value Portfolio and VA International Small Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

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The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Debt securities held by VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (the “Fixed Income Portfolios”), are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These valuations are generally categorized as Level 2 in the hierarchy.

Over the counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Portfolios’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of the International Equity Portfolios and VA Global Bond Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. VA Global Bond Portfolio also enters into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are also marked to market daily based on daily exchange rates.

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, VA Global Bond Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the

44

sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amount of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and VA Global Bond Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issues existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

45

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or “the Advisor”) provides investment advisory services to the Portfolios. For the year ended October 31, 2010, the Portfolios’ investment advisory fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

VA U.S. Targeted Value Portfolio	0.35%
VA U.S. Large Value Portfolio	0.25%
VA International Value Portfolio	0.40%
VA International Small Portfolio	0.50%
VA Short-Term Fixed Portfolio	0.25%
VA Global Bond Portfolio	0.25%*

*

The Portfolio’s investment advisory fees are based on an effective annual rate of 0.25% of the first $100 million of average daily net assets and 0.20% of average daily net assets exceeding $100 million.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $211 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

VA U.S. Targeted Value Portfolio	$2
VA U.S. Large Value Portfolio	3
VA International Value Portfolio	2
VA International Small Portfolio	2
VA Short-Term Fixed Portfolio	3
VA Global Bond Portfolio	3

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
VA U.S. Targeted Value Portfolio	—	—	$35,305	$25,358
VA U.S. Large Value Portfolio	—	—	40,802	35,674
VA International Value Portfolio	—	—	38,713	17,605
VA International Small Portfolio	—	—	15,269	5,991
VA Short-Term Fixed Portfolio	$36,612	$33,357	35,289	20,581
VA Global Bond Portfolio	12,266	17,800	79,423	60,357

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F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Sub-chapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to net realized gains on securities considered to be “passive foreign investment companies”, foreign bond bifurcation, and section 988 gains/losses, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
VA U.S. Targeted Value Portfolio	$ (3)	$ 3
VA U.S. Large Value Portfolio	—	—
VA International Value Portfolio	109	(109)
VA International Small Portfolio	26	(26)
VA Short-Term Fixed Portfolio	—	—
VA Global Bond Portfolio	2,081	(2,081)

The tax character of dividends and distributions declared and paid during the years ended October 31, 2009 and October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
VA U.S. Targeted Value Portfolio
2009	$1,480	—	$1,480
2010	694	—	694
VA U.S. Large Value Portfolio
2009	2,495	—	2,495
2010	1,802	—	1,802
VA International Value Portfolio
2009	3,299	$7,231	10,530
2010	1,910	—	1,910
VA International Small Portfolio
2009	2,176	2,622	4,798
2010	1,130	—	1,130
VA Short-Term Fixed Portfolio
2009	2,453	—	2,453
2010	1,247	508	1,755
VA Global Bond Portfolio
2009	3,000	—	3,000
2010	3,642	—	3,642

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At October 31, 2010, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
VA U.S. Targeted Value Portfolio	$ 284	—	$(17,741)	$(17,457)
VA U.S. Large Value Portfolio	1,730	—	(8,918)	(7,188)
VA International Value Portfolio	1,811	—	(4,463)	(2,652)
VA International Small Portfolio	1,498	—	(1,203)	295
VA Short-Term Fixed Portfolio	670	$ 145	—	815
VA Global Bond Portfolio	4,578	2,675	—	7,253

For federal income tax purposes, the Fund measures its capital loss carryforwards as of October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. At October 31, 2010, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amount in thousands):

	Expires on October 31,
	2016	2017	2018	Total
VA U.S. Targeted Value Portfolio	—	$15,245	$2,496	$17,741
VA U.S. Large Value Portfolio	$1,502	7,416	—	8,918
VA International Value Portfolio	—	4,463	—	4,463
VA International Small Portfolio	—	1,203	—	1,203

During the year ended October 31, 2010, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

VA U.S. Large Value Portfolio	$6,337
VA International Value Portfolio	314
VA International Small Portfolio	645
VA Global Bond Portfolio	50

Some of the Portfolio’s investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for tax purposes. At October 31, 2010, the following Portfolios had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal income tax purposes. Additionally, for the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies as listed below have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. The amounts listed below are in thousands.

	Mark to Market	Realized Gains
VA International Value Portfolio	$ 25	$5
VA International Small Portfolio	301	3

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
VA U.S. Targeted Value Portfolio	$125,481	$13,024	$(21,790)	$(8,766)

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	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
VA U.S. Large Value Portfolio	$129,338	$18,830	$(15,811)	$ 3,019
VA International Value Portfolio	119,243	12,492	(13,983)	(1,491)
VA International Small Portfolio	87,579	17,848	(17,288)	560
VA Short-Term Fixed Portfolio	97,078	433	(3)	430
VA Global Bond Portfolio	113,682	5,122	134	5,256

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Portfolios may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Portfolios’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Portfolios.

3.    Forward Currency Contracts:    VA Global Bond Portfolio may enter into forward currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At

49

October 31, 2010, VA Global Bond Portfolio had entered into the following contracts and the net unrealized foreign exchange gain (loss) is reflected in the accompanying financial statements (amounts in thousands):

Settlement Date	Currency Amount	Currency Sold	Contract Amount*	Value at October 31, 2010	Unrealized Foreign Exchange Gain (Loss)
11/17/10	2,076	Canadian Dollar	$ 2,016	$ 2,034	$ (18)
11/17/10	17,760	UK Pound Sterling	28,039	28,454	(415)

			$30,055	$30,488	$(433)

*During the year ended October 31, 2010, the Portfolio’s average cost of forward currency contracts was $(23,908) (in thousands).

Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar and are generally limited to unrealized appreciation, if any, on the contracts.

4.    Futures Contracts:    The Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolios could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Portfolios’ derivative instrument holdings for year ended October 31, 2010.

The following is a summary of the Portfolios’ location and value of derivative instrument holdings on the Portfolios’ Statements of Assets and Liabilities categorized by primary risk exposure as of October 31, 2010 (amounts in thousands):

		Liability Derivatives Value
	Location on the Statements of Assets and Liabilities	Foreign Exchange Contracts
VA Global Bond Portfolio	Unrealized Loss on Forward Currency Contracts	$433

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    The following is a summary of the location of realized and change in unrealized gains and losses on the Portfolios’ Statements of Operations for the Portfolios’ derivative instrument holdings through the year ended October 31, 2010:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Foreign exchange contracts	Net Realized Gain (Loss) on: Foreign Currency Transactions
Change in Unrealized Appreciation (Depreciation) of: Translation of Foreign
Currency Denominated Amounts

Equity contracts	Net Realized Gain (Loss) on: Futures

    The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure through year ended October 31, 2010 (amounts in thousands):

	Realized Gain (Loss) on Derivatives Recognized in Income

	Foreign Exchange Contracts	Equity Contracts
VA U.S. Targeted Value Portfolio*	—	$ 77
VA U.S. Large Value Portfolio*	—	49
VA International Value Portfolio*	—	(14)
VA International Small Portfolio*	—	(160)
VA Global Bond Portfolio	$(411)	—

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

	Foreign Exchange Contracts
VA Global Bond Portfolio	$(156)

*	As of October 31, 2010, there were no futures contracts outstanding. During the year ended October 31, 2010, the Portfolios had limited activity in these transactions.

H. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

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	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
VA U.S. Targeted Value Portfolio	1.95%	$219	56	$1	$ 780
VA U.S. Large Value Portfolio	1.94%	365	86	2	2,274

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands except percentage and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
VA U.S. Large Value Portfolio	0.96%	$144	4	—	$ 258
VA International Value Portfolio	0.90%	203	77	—	1,446
VA International Small Portfolio	0.93%	200	76	—	1,209

At October 31, 2010, VA International Small Portfolio had a loan outstanding in the amount of $62 (in thousands).

I. Securities Lending:

As of October 31, 2010, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio received cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, the Portfolios will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

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J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares

VA U.S. Targeted Value Portfolio	2	80%
VA U.S. Large Value Portfolio	2	80%
VA International Value Portfolio	2	83%
VA International Small Portfolio	2	77%
VA Short-Term Fixed Portfolio	1	82%
VA Global Bond Portfolio	1	79%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against VA U.S. Large Value Portfolio and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). VA U.S. Large Value Portfolio, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated

53

the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to VA U.S. Large Value Portfolio does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to VA U.S. Large Value Portfolio. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of VA U.S. Large Value Portfolio’s net asset value at this time. VA U.S. Large Value Portfolio’s litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since VA U.S. Large Value Portfolio cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of VA U.S. Large Value Portfolio might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of VA U.S. Large Value Portfolio will be made at this time. Therefore, at this time, those buying or redeeming shares of VA U.S. Large Value Portfolio will pay or receive, as the case may be, a price based on net asset value of VA U.S. Large Value Portfolio, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by VA U.S. Large Value Portfolio as incurred and in a manner similar to any other expense incurred by VA U.S. Large Value Portfolio.

54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/ summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VA U.S. Targeted Value Portfolio, VA U.S. Large Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

55

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

56

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).
Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).
Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

57

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Co-Chief Executive Officer and President of DFAIDG, DIG and DEM.

Chairman, Trustee, Co-Chief Executive Officer and President of DFAITC.

6300 Bee Cave Road, Building One Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief Executive Officer and Chief Investment Officer of DFAIDG, DIG and DEM.

Trustee, Co-Chief Executive Officer, Chief Investment Officer and Vice President of DFAITC.

6300 Bee Cave Road, Building One Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies

Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

58

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010

Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

59

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

60

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian A. Newton Vice President Age: 35	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

61

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since Januay 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

62

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).
[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

63

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

64

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Foreign Source Income(5)	Qualifying Interest Income(6)	Qualifying Short-Term Capital Gain(7)
VA U.S. Targeted Value Portfolio	100%	—	—	100%	100%	100%	—	—	—	100%	100%
VA U.S. Large Value Portfolio	100%	—	—	100%	100%	100%	—	—	—	100%	100%
VA International Value Portfolio	100%	—	—	100%	100%	100%	—	4%	130%	100%	100%
VA International Small Portfolio	100%	—	—	100%	100%	100%	—	4%	145%	100%	100%
VA Short-Term Fixed Portfolio	71%	—	29%	100%	—	—	93%	—	—	100%	100%
VA Global Bond Portfolio	100%	—	—	100%	—	—	5%	—	—	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the Corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short term capital gain and net investment income distributions).

(5)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

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DFA103110-004A

ANNUAL REPORT

year ended: October 31, 2010

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth

Chairman and Co-Chief Executive Officer

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ANNUAL REPORT

i

Table of Contents

Continued

ii

Table of Contents

Continued

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
P.L.C.	Public Limited Company
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depository Receipts

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
^	Denominated in local currency or the Euro, unless otherwise noted.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2010.
(y)	The rate shown is the effective yield.
(g)	Face Amount denominated in British Pounds.
(e)	Face Amount denominated in Euro.
(u)	Face Amount denominated in United States Dollars.
❖	Security segregated as collateral for the Open Futures Contracts.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Fund/Portfolio/Series as a part of this facility.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
Master Funds.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

All Statements, Schedules and Notes to Financial Statements
—	Amounts designated as — are either zero or rounded to zero.
RIC	Registered Investment Company
SEC	Securities and Exchange Commission
(a)	Commencement of Operations.

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

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PERFORMANCE CHARTS

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PERFORMANCE CHARTS

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PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

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DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S.

Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

Certain portfolios described below, called “Feeder Funds,” do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds.” Master Funds, in turn, purchase stocks and/or other securities.

Domestic Equity Portfolios’ Performance Overview

Enhanced U.S. Large Company Portfolio

The Enhanced U.S. Large Company Portfolio seeks to outperform the S&P 500® Index by using an “enhanced cash” strategy. This strategy combines investment in high-grade, short-term fixed income instruments with an overlay of S&P 500® Index futures contracts, swaps, and/or ETFs. For the 12 months ended October 31, 2010, approximately 97% of the overlay instruments consisted of S&P 500® Index futures contracts. ETFs completed the equity exposure for the last month of the fiscal year. The behavior of S&P 500® Index futures contracts and ETFs linked to the S&P 500® Index is determined principally by the performance of the S&P 500® Index.

For the 12 months ended October 31, 2010, the total return was 17.40% for the Portfolio and 16.52% for the S&P 500® Index. Relative to the Index, the Portfolio’s outperformance was primarily due to the fixed income component of the Portfolio exceeding the interest rate embedded in the Portfolio’s S&P 500® futures contracts. The Portfolio’s concentration in government agency and corporate fixed income securities with maturities between one and two years had the most significant contribution to the outperformance. As interest rates declined during the period, these securities generated a positive return, adding to the positive return of the S&P 500® Index.

U.S. Large Cap Value Portfolio

The U.S. Large Cap Value Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Master Fund held 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 19.72% for the Portfolio and 15.72% for the Russell 1000® Value Index. Relative to the Index, the Master Fund’s higher concentration in securities with the most prominent value characteristics and composition differences among the Master Fund’s value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Master Fund and the Index across the market capitalization segments contributed to the outperformance, particularly the Master Fund’s smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Master Fund’s exclusion of REITs had a negative impact of approximately 0.7%relative to the Index as REITs was the best-performing sector over the period.

U.S. Targeted Value Portfolio

The U.S. Targeted Value Portfolio seeks to capture the returns of U.S. small and mid capitalization value stocks. The investment strategy employed by the U.S. Targeted Value Portfolio is a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small and mid cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 1,526 stocks, and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 27.02% for the Portfolio’s Institutional class shares, 26.93% for the Portfolio’s Class R1 shares, 26.66% for the Portfolio’s Class R2 shares, and 24.43% for the Russell 2000® Value Index. Relative to the Index, the Portfolio’s higher concentration in securities with the most prominent value characteristics contributed to outperformance. The Portfolio’s deep value stocks (52% of the Portfolio compared to 43% of the Index) added approximately 0.8% relative to the Index. Differences in sector composition between the Portfolio and Index also contributed to the performance of the Portfolio over the Index.

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio seeks to capture the returns of U.S. small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company and value stocks. The portfolio does not attempt to closely track a specific index. As of October 31, 2010, the Portfolio held 1,529 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 27.69% for the Portfolio and 24.43% for the Russell 2000® Value Index. Relative to the Index, the Portfolio’s higher concentration in securities with the most prominent value characteristics added approximately 2.5% relative to the Index. The smallest stocks added approximately 1.5% to the Portfolio’s relative performance.

U.S. Core Equity 1 Portfolio

The U.S. Core Equity 1 Portfolio seeks to capture the returns of the total U.S. market universe, with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 3,333 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 20.80% for the Portfolio and 18.34% for the Russell 3000® Index. In general, U.S. large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

U.S. Core Equity 2 Portfolio

The U.S. Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe with greater exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 1 Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 3,452 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 21.41% for the Portfolio and 18.34% for the Russell 3000® Index. In general, U.S. large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

U.S. Vector Equity Portfolio

The U.S. Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of U.S. stocks with stronger exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 2 Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 3,226 stocks and essentially was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 23.65% for the Portfolio and 27.75% for the Russell 2500® Index. In general, U.S. large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s allocation to large cap stocks was 22% on average, and these stocks were not represented in the Index. The Portfolio’s allocation to large cap stocks was the primary source of the Portfolio’s relative underperformance.

U.S. Small Cap Portfolio

The U.S. Small Cap Portfolio seeks to capture the returns of U.S. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 2,685 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.99% for the Portfolio and 26.57% for the Russell 2000® Index. Relative to the Index, the Portfolio’s outperformance was primarily due to differences in Portfolio composition, which added approximately 2.3% to relative performance. The smallest stocks added approximately 1.0% to the Portfolio’s relative performance.

U.S. Micro Cap Portfolio

The U.S. Micro Cap Portfolio seeks to capture the returns of very small U.S. company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to very small company stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 2,300 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.77% for the Portfolio and 26.57% for the Russell 2000® Index. The Portfolio’s allocation to micro cap stocks, on average 41% more than the Index, and the composition of those stocks added approximately 2.0% to the Portfolio’s outperformance.

DFA Real Estate Securities Portfolio

The DFA Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities (e.g., REITs), but does not attempt to closely track a specific index. As of October 31, 2010, the Portfolio held 106 REITs and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. real estate securities market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 43.21% for the Portfolio, 42.63% for the Dow Jones U.S. Select REIT Index, and 16.52% for the S&P 500® Index. The Portfolio’s greater diversification than the Dow

Jones U.S. Select REIT Index, including a slightly greater allocation to the smallest REITs, contributed to the outperformance. The smallest REITs generally outperformed the broader Index.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010 was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular, against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Gains in emerging markets were higher on average than in developed markets, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010	U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD

12 Months Ended October 31, 2010
Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Global REIT Market Review

The publicly-traded global REIT market experienced significant levels of volatility during the one-year period ended October 31, 2010. While the market rose from mid-February through late April 2010, it gave back most of those gains in May and early June. The market turned sharply higher in July and rose throughout much of September and October, finshing the period at its highs for the fiscal year.

Over the course of the peirod, there was a wide degree of dispersion in country-level returns within the S&P Global REIT Index. A number of countries, including Canada, the U.S., Hong Kong, Singapore, and South Africa, returned over 40%. On the other hand, REITs in continental Europe and the UK significantly underperformed, as there were persistent concerns over financial conditions in the region. On a sector basis, residential and specialized REITs broadly outperformed the index, while industrial and diversified REITs were relative underperformers.

12 Months Ended October 31, 2010
U.S. Dollar Return
S&P Global ex U.S. REIT Index (net dividends)	16.43%
S&P Global REIT Index (net dividends)	28.81%

Source: Standard Poor’s. Copyright S&P, 2010. All rights reserved.

Master-Feeder Structure

Certain portfolios described below, called “Feeder Funds,” do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds.” The Master Funds, in turn, purchase stocks and/or other securities.

International Equity Portfolios’ Performance Overview

Large Cap International Portfolio

The Large Cap International Portfolio seeks to capture the returns of a broadly diversified basket of international large company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 1,283 stocks in 23 developed country markets. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 10.99% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). The majority of the Portfolio’s relative outperformance was attributable to differences in the valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of the U.S. markets, while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets, while the Index uses local market closing prices.

International Core Equity Portfolio

The International Core Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks, with increased exposure to smaller company stocks and those with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 5,176 stocks in 23 developed country markets. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 12.48% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). In general, international large cap stocks underperformed international mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

International Small Company Portfolio

The International Small Company Portfolio seeks to capture the returns of international small company stocks by purchasing shares of five Master Funds that invest individually in Canada, the United Kingdom, Continental Europe (including Israel and excluding the U.K.), Japan, and Asia Pacific. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Funds collectively held 4,615 stocks in 23 developed country markets. In general, the Portfolio was fully invested in the Master Funds throughout the year. The combined average cash level for the period was less than 1% of the Portfolio’s assets.

Each of the Master Funds has a diversified investment approach. As a result, the Portfolio’s performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. Over the period, international small company stocks outperformed international large company stocks. For the 12 months ended October 31, 2010, total returns were 17.61% for the Portfolio and 17.23%

for the MSCI World ex USA Small Cap Index (net dividends). The Portfolio and the Index held a number of securities in common but at different weights due to different methods for defining size and the Portfolio’s exclusion rules. For the one-year period ended October 31, 2010, overall differences generally offset each other with the end result that the Portfolio slightly outperformed the Index.

Japanese Small Company Portfolio

The Japanese Small Company Portfolio seeks to capture the returns of Japanese small company stocks by purchasing shares of a Master Fund that invests in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 1,333 stocks. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 0.33% for the Portfolio and 1.12% for the MSCI Japan Small Cap Index (net dividends). Relative to the Index, the Portfolio’s underperformance was primarily due to its exclusion of REITs, as REITs were the best performing sector.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan, by purchasing shares of a Master Fund that invests in such securities. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 1,093 stocks, and assets were allocated mainly among four countries: Australia, Hong Kong, New Zealand, and Singapore. Country allocations generally reflect the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor. In general, the Master Fund was fully invested in equities during the period. The average cash level for period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.36% for the Portfolio and 25.77% for the MSCI Pacific ex Japan Small Cap Index (net dividends). The Portfolio’s relative outperformance was primarily attributable to differences in the valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio seeks to capture the returns of U.K. small company stocks by purchasing shares of a Master Fund that invests in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 375 stocks. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. Over the period, U.K. small company stocks outperformed U.K. large company stocks. For the 12 months ended October 31, 2010, total returns were 25.37% for the Portfolio and 21.61% for the MSCI UK Small Cap Index (net dividends). The Master Fund holds a large number of stocks, and in most cases, no single stock will explain a significant amount of the performance difference relative to the Index. However, during the 12-month period ended

October 31, 2010, the Master Fund held two stocks that had a significant positive impact on relative performance. One stock was held at a higher weight than in the Index and the other stock was not present in the Index.

Continental Small Company Portfolio

The Continental Small Company Portfolio seeks to capture the returns of small company stocks in developed markets of Europe (excluding the U.K.) and Israel, by purchasing shares of a Master Fund that invests in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 1,405 stocks in 15 developed continental European countries and Israel. Country allocations generally reflect the approximate weights of individual securities within a universe of continental European and Israeli small company stocks constructed by the Advisor. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the continental European (excluding the U.K.) and Israeli equity markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 14.85% for the Portfolio and 15.17% for the MSCI Europe ex UK Small Cap Index (net dividends). The Master Fund and the Index held a number of securities in common but at different weights due to different methods for defining size and the Master Fund’s exclusion rules. For the one-year period ended October 31, 2010, overall differences generally offset each other with the end result that the Portfolio slightly underperformed the Index.

DFA International Real Estate Securities Portfolio

The DFA International Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities in international markets, but does not attempt to track a specific index. As of October 31, 2010, the Portfolio held 194 stocks in 19 developed and emerging market countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified approach, performance was determined principally by structural trends in international real estate securities markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 18.96% for the Portfolio, 17.60% for the S&P Global ex US REIT Index (gross dividends), and 16.43% for the S&P Global ex US REIT Index (net dividends). Relative to the Index (net dividends) the vast majority of the Portfolio’s relative outperformance was attributable to differences between the Index’s assumed withholding tax rates and the Portfolio’s actual withholding tax rates and to differences in the valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

DFA Global Real Estate Securities Portfolio

The DFA Global Real Estate Securities Portfolio, a fund of funds, is designed to capture the returns of a broadly diversified portfolio of real estate securities in U.S. and international markets, but does not attempt to track a specific index. As of October 31, 2010, the Portfolio invested in the DFA International Real Estate Securities Portfolio and the DFA Real Estate Securities Portfolio. As of October 31, 2010, the Portfolio held 299 stocks, through its underlying funds, in 20 developed and emerging markets countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified approach, performance was principally determined by structural trends in global real estate securities markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 31.38% for the Portfolio, 30.27% for the S&P Global REIT Index (gross dividends), and 28.81% for the S&P Global REIT Index (net dividends). Relative to the Index (net dividends), most of the Portfolio’s relative outperformance was attributable to differences between the Index’s assumed withholding tax rates and the Portfolio’s actual withholding tax rates and, with respect to the Portfolio’s holdings of the DFA International Real Estate Securities Portfolio, to differences in the timing of the pricing of securities and foreign exchange rates between this portfolio and the Index. The DFA International Real Estate Securities Portfolio prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The DFA International Real Estate Securities Portfolio utilizes fair value pricing to price its securities at the closing of the U.S. markets while the Index uses local market closing prices.

DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio seeks to capture the returns of international small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 2,160 stocks in 23 developed countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. Over the period, international small stocks outperformed international large cap stocks and international value stocks underperformed international growth stocks. For the 12 months ended October 31, 2010, total returns were 10.01% for the Portfolio and 17.23% for the MSCI World ex USA Small Cap Index (net dividends). The primary reason for the Portfolio’s relative underperformance was its significantly greater allocation than the Index to value stocks, which underperformed, and its corresponding lower allocation to growth stocks, which outperformed.

International Vector Equity Portfolio

The International Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks, with increased exposure to smaller company stocks and those with value characteristics, as measured by book-to-market ratio, than the International Core Equity Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 3,820 stocks in 23 developed country markets. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 13.62% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). In general, international large cap stocks underperformed international mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

Emerging Markets Portfolio

The Emerging Markets Portfolio seeks to capture the returns of large cap stocks in selected emerging markets countries by purchasing shares of a Master Fund investing in such securities. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large cap emerging markets stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 712 stocks in 20 emerging markets countries. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets. The Master Fund’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Master Fund’s diversified approach, performance was generally determined by broad structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 26.53% for the Portfolio and 23.56% for the MSCI Emerging Markets Index (net dividends). The Portfolio’s relative outperformance was primarily due to differences in country weight allocations between the Master Fund and the Index. Country weight differences were primarily driven by capping of individual countries to limit single country risk exposure. To a lesser extent, an additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio seeks to capture the returns of small company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such securities. The Master Fund’s investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks in selected emerging markets, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 2,691 stocks across 15 emerging markets countries. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets. The Master Fund’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Master Fund’s diversified approach, performance was generally determined by structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 41.33% for the Portfolio and 23.56% for the MSCI Emerging Markets Index (net dividends). The Portfolio’s outperformance was primarily due to emerging markets small cap stocks outperforming their large cap counterparts during the period. The Master Fund holds primarily small cap stocks whereas the Index generally holds large cap and mid cap stocks. To a lesser extent, an additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

Emerging Markets Value Portfolio

The Emerging Markets Value Portfolio seeks to capture the returns of large and small cap value stocks as measured by book to market ratio in selected emerging markets countries by purchasing shares of the Dimensional Emerging Markets Value Fund (the “Master Fund”), which invests in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets value stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 2,016 stocks across 17 emerging markets countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets. The Master Fund’s target country weights were capped at 15% at purchase by the manager to limit single-country risk exposure.

As a result of the Master Fund’s diversified investment approach, performance was generally determined by broad structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 30.04% for the Portfolio’s Institutional Class shares, 29.71% for the Portfolio’s Class R2 shares and 23.56% for the MSCI Emerging Markets Index (net dividends). The Master Fund targets large and small cap value stocks while the Index primarily targets large and mid cap stocks. The Portfolio’s relative outperformance was primarily due to its higher allocation than the Index to small cap value stocks, which outperformed, and a corresponding lower allocation than the Index to large cap stocks which underperformed. To a lesser extent, an additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio seeks to capture the returns of a broad universe of emerging markets stocks with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to selected emerging markets countries, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 3,174 stocks across 20 emerging markets countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets. The Portfolio’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Portfolio’s diversified approach, performance was generally determined by structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 31.30% for the Portfolio and 23.56% for the MSCI Emerging Markets Index (net dividends). In general, emerging markets large cap stocks significantly underperformed emerging markets mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks had a positive impact on the Portfolio’s relative performance. Composition differences in the Portfolio’s holdings relative to the Index, in particular within regions and sectors, also had a positive impact on the relative performance. To a lesser extent, an additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets.This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund.You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Enhanced U.S. Large Company Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,011.60	0.25%	$1.27
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.95	0.25%	$1.28

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
U.S. Large Cap Value Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$974.10	0.27%	$1.34
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.84	0.27%	$1.38

U.S. Targeted Value Portfolio
Actual Fund Return
Class R1 Shares	$1,000.00	$949.40	0.48%	$2.36
Class R2 Shares	$1,000.00	$949.50	0.63%	$3.10
Institutional Class Shares	$1,000.00	$950.40	0.38%	$1.87
Hypothetical 5% Annual Return
Class R1 Shares	$1,000.00	$1,022.79	0.48%	$2.45
Class R2 Shares	$1,000.00	$1,022.03	0.63%	$3.21
Institutional Class Shares	$1,000.00	$1,023.29	0.38%	$1.94

U.S. Small Cap Value Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$948.50	0.51%	$2.50
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.63	0.51%	$2.60

U.S. Core Equity 1 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$999.90	0.19%	$0.96
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.25	0.19%	$0.97

U.S. Core Equity 2 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$990.60	0.22%	$1.10
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.10	0.22%	$1.12

U.S. Vector Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$976.80	0.32%	$1.59
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.59	0.32%	$1.63

U.S. Small Cap Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$988.50	0.37%	$1.85
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.34	0.37%	$1.89

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
U.S. Micro Cap Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$990.90	0.51%	$2.56
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.63	0.51%	$2.60

DFA Real Estate Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,063.50	0.32%	$1.66
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.59	0.32%	$1.63

Large Cap International Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,062.80	0.30%	$1.56
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.69	0.30%	$1.53

International Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,056.10	0.40%	$2.07
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.19	0.40%	$2.04

International Small Company Portfolio***
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,074.50	0.56%	$2.93
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.38	0.56%	$2.85

Japanese Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$940.40	0.57%	$2.79
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.33	0.57%	$2.91

Asia Pacific Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,133.00	0.64%	$3.44
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.98	0.64%	$3.26

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
United Kingdom Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,148.60	0.60%	$3.25
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.18	0.60%	$3.06

Continental Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,093.40	0.59%	$3.11
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.23	0.59%	$3.01

DFA International Real Estate Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,148.20	0.41%	$2.22
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.14	0.41%	$2.09

DFA Global Real Estate Securities Portfolio***
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,101.10	0.41%	$2.17
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.14	0.41%	$2.09

DFA International Small Cap Value Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,017.50	0.70%	$3.56
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.68	0.70%	$3.57

International Vector Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,055.80	0.55%	$2.85
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.43	0.55%	$2.80

Emerging Markets Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,106.30	0.61%	$3.24
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.13	0.61%	$3.11

Emerging Markets Small Cap Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,180.80	0.79%	$4.34
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.22	0.79%	$4.02

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Emerging Markets Value Portfolio**
Actual Fund Return
Class R2 Shares	$1,000.00	$1,116.90	0.87%	$4.64
Institutional Class Shares	$1,000.00	$1,119.30	0.62%	$3.31
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,020.82	0.87%	$4.43
Institutional Class Shares	$1,000.00	$1,022.08	0.62%	$3.16

Emerging Markets Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,129.20	0.67%	$3.60
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.83	0.67%	$3.41

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

***

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds’ portion of the expenses of its Master Funds (Affiliated Investment Companies).

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Master Funds’ holdings which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
U.S. Large Cap Value Portfolio	100.0%
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%
Emerging Markets Value Portfolio	100.0%

FUND OF FUNDS

International Small Company Portfolio	100.0%
DFA Global Real Estate Securities Portfolio	100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

FIXED INCOME PORTFOLIO

Enhanced U.S. Large Company Portfolio
Corporate	19.7%
Government	12.7%
Foreign Corporate	24.0%
Foreign Government	38.0%
Supranational	5.6%

100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

U.S. Targeted Value Portfolio		U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio
Consumer Discretionary	16.8%	Consumer Discretionary	18.2%	Consumer Discretionary	13.8%
Consumer Staples	3.8%	Consumer Staples	2.8%	Consumer Staples	8.4%
Energy	9.4%	Energy	9.5%	Energy	9.6%
Financials	24.4%	Financials	22.5%	Financials	15.9%
Health Care	7.3%	Health Care	6.2%	Health Care	10.8%
Industrials	15.8%	Industrials	19.1%	Industrials	12.9%
Information Technology	13.8%	Information Technology	14.3%	Information Technology	17.1%
Materials	7.2%	Materials	7.0%	Materials	5.1%
Real Estate Investment Trusts	—	Other	—	Other	—
Telecommunication Services	1.1%	Real Estate Investment Trusts	—	Telecommunication Services	2.8%
Utilities	0.4%	Telecommunication Services	0.3%	Utilities	3.6%

	100.0%	Utilities	0.1%		100.0%

			100.0%

U.S. Core Equity 2 Portfolio		U.S. Vector Equity Portfolio		U.S. Small Cap Portfolio
Consumer Discretionary	14.8%	Consumer Discretionary	15.7%	Consumer Discretionary	17.0%
Consumer Staples	6.8%	Consumer Staples	4.9%	Consumer Staples	3.5%
Energy	10.1%	Energy	9.9%	Energy	5.6%
Financials	18.8%	Financials	24.3%	Financials	13.5%
Health Care	10.0%	Health Care	8.4%	Health Care	11.5%
Industrials	13.9%	Industrials	13.9%	Industrials	18.2%
Information Technology	14.5%	Information Technology	13.2%	Information Technology	21.3%
Materials	5.4%	Materials	5.8%	Materials	5.5%
Other	—	Other	—	Other	—
Telecommunication Services	3.2%	Telecommunication Services	2.5%	Telecommunication Services	1.2%
Utilities	2.5%	Utilities	1.4%	Utilities	2.7%

	100.0%		100.0%		100.0%

U.S. Micro Cap Portfolio		DFA Real Estate Securities Portfolio		Large Cap International Portfolio
Consumer Discretionary	16.0%	Real Estate Investment Trusts	100.0%	Consumer Discretionary	9.8%

Consumer Staples	4.9%		100.0%	Consumer Staples	9.6%
Energy	3.7%			Energy	9.2%
Financials	13.8%			Financials	23.8%
Health Care	13.0%			Health Care	7.8%
Industrials	18.4%			Industrials	12.0%
Information Technology	22.5%			Information Technology	4.9%
Materials	4.6%			Materials	12.0%
Other	—			Other	0.1%
Telecommunication Services	1.3%			Telecommunication Services	5.7%
Utilities	1.8%			Utilities	5.1%

	100.0%				100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

International Core Equity Portfolio		DFA International Real Estate Securities Portfolio		DFA International Small Cap Value Portfolio
Consumer Discretionary	13.8%	Financials	0.1%	Consumer Discretionary	19.5%
Consumer Staples	6.6%	Other	0.1%	Consumer Staples	6.1%
Energy	8.1%	Real Estate Investment Trusts	99.8%	Energy	5.4%

Financials	24.9%		100.0%	Financials	18.9%
Health Care	4.5%			Health Care	2.0%
Industrials	16.7%			Industrials	22.7%
Information Technology	5.5%			Information Technology	4.9%
Materials	13.7%			Materials	19.7%
Other	—			Other	—
Real Estate Investment Trusts	—			Real Estate Investment Trusts	0.1%
Telecommunication Services	3.3%			Telecommunication Services	0.4%
Utilities	2.9%			Utilities	0.3%

	100.0%				100.0%

International Vector Equity Portfolio		Emerging Markets Core Equity Portfolio
Consumer Discretionary	15.7%	Consumer Discretionary	10.1%
Consumer Staples	5.5%	Consumer Staples	7.2%
Energy	6.8%	Energy	11.0%
Financials	23.8%	Financials	23.7%
Health Care	3.8%	Health Care	2.0%
Industrials	18.6%	Industrials	11.5%
Information Technology	6.3%	Information Technology	10.1%
Materials	15.8%	Materials	15.9%
Other	—	Other	—
Real Estate Investment Trusts	—	Real Estate Investment Trusts	—
Telecommunication Services	2.1%	Telecommunication Services	5.1%
Utilities	1.6%	Utilities	3.4%

	100.0%		100.0%

ENHANCED U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount^	Value†
	(000)
BONDS — (74.2%)
AUSTRALIA — (1.9%)
Australia & New Zealand Banking Group, Ltd.
(u) 5.500%, 05/24/11	1,000	$1,023,110
Commonwealth Bank of Australia
(u) 4.750%, 01/27/11	434	437,977
Macquarie Bank, Ltd.
(u) 2.600%, 01/20/12	1,449	1,484,027

TOTAL AUSTRALIA		2,945,114

AUSTRIA — (2.8%)
Asfinag
2.000%, 10/22/12	2,050	2,100,793
Oesterreichische Volksbanken AG
(e) 3.000%, 02/09/12	1,600	2,267,874

TOTAL AUSTRIA		4,368,667

CANADA — (17.3%)
Alberta Capital Finance Authority
5.850%, 06/01/12	2,000	2,095,382
Bank of Nova Scotia Floating Rate Note
(r)(u)0.543%, 03/05/12	4,000	4,010,484
British Columbia, Province of Canada
5.750%, 01/09/12	4,000	4,124,993
Canada Mortgage & Housing Corp.
5.500%, 06/01/12	3,700	3,855,161
Canadian Government Bond
1.250%, 12/01/11	2,300	2,255,845
1.500%, 06/01/12	1,000	982,930
Ontario, Province of Canada
4.400%, 12/02/11	4,200	4,253,699
Royal Bank of Canada
(u) 5.650%, 07/20/11	1,300	1,344,442
(e) 5.750%, 07/25/11	2,000	2,865,665
Royal Bank of Canada Floating Rate Note
(r)(u)0.356%, 01/27/12	100	100,000
Toronto-Dominion Bank (The)
(g) 6.875%, 06/24/11	650	1,075,645

TOTAL CANADA		26,964,246

	Face Amount^	Value†
	(000)
DENMARK — (4.5%)
Denmark Government International Bond
(u) 1.875%, 03/16/12	3,000	$3,058,500
FIH Erhvervsbank A.S.
(u) 2.450%, 08/17/12	3,800	3,906,993

TOTAL DENMARK		6,965,493

FINLAND — (0.3%)
Nordea Bank Finland P.L.C. Floating Rate Note
(r)(u)0.686%, 02/01/12	500	499,876

FRANCE — (6.9%)
Agence Francaise de Developpement
(u) 2.250%, 05/22/12	2,500	2,547,205
Caisse d’Amortissement de la Dette Sociale
(u) 2.250%, 07/06/12	3,500	3,579,384
(u) 5.375%, 07/17/12	500	539,548
Societe Financement de l’Economie Francaise
(e) 3.500%, 11/24/11	1,800	2,574,762
(u) 2.250%, 06/11/12	1,500	1,543,832

TOTAL FRANCE		10,784,731

GERMANY — (7.1%)
IKB Deutsche Industriebank AG
(e) 2.875%, 01/27/12	1,500	2,129,562
Kreditanstalt fuer Wiederaufbau
(g) 4.375%, 03/07/11	600	974,055
(u) 2.250%, 04/16/12	2,500	2,566,265
Landeskreditbank Baden-Wuerttemberg Foerderbank
(u) 2.000%, 10/01/12	1,500	1,533,922
Landwirtschaftliche Rentenbank
(g) 5.250%, 01/18/12	2,315	3,901,240

TOTAL GERMANY		11,105,044

JAPAN — (3.3%)
Development Bank of Japan
(e) 5.625%, 08/02/11	1,500	2,153,846
Japan Finance Corp.
(u) 2.000%, 06/24/11	1,000	1,009,718

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
JAPAN — (Continued)
(u) 1.500%, 07/06/12	2,000	$2,024,040

TOTAL JAPAN		5,187,604

NETHERLANDS — (6.2%)
Bank Nederlandse Gemeenten
(u) 2.250%, 01/17/12	3,000	3,054,792
(g) 5.750%, 03/07/12	521	885,007
Nederlandse Waterschapsbank NV
(u) 2.875%, 06/16/11	4,000	4,058,576
Rabobank Nederland NV
(g) 5.000%, 04/11/11	1,000	1,626,510

TOTAL NETHERLANDS		9,624,885

NORWAY — (2.6%)
Kommunalbanken AS
(u) 3.250%, 06/15/11	4,000	4,066,264

SPAIN — (0.6%)
Instituto de Credito Oficial
(u) 1.875%, 04/15/11	1,000	1,000,548

SUPRANATIONAL
ORGANIZATION
OBLIGATIONS — (4.2%)
Eurofima
(u) 5.125%, 08/02/12	1,000	1,073,269
European Investment Bank
(u) 3.250%, 10/14/11	800	821,726
(u) 4.625%, 03/21/12	3,100	3,276,582
European Union
(e) 3.250%, 12/09/11	1,000	1,430,396

TOTAL SUPRANATIONAL
ORGANIZATION
OBLIGATIONS		6,601,973

SWEDEN — (2.4%)
Kommuninvest I Sverige
(u) 5.375%, 06/15/11	1,000	1,032,186
(u) 5.375%, 07/03/12	2,600	2,798,871

TOTAL SWEDEN		3,831,057

UNITED KINGDOM — (5.0%)
Bank of Scotland P.L.C.
4.625%, 11/04/11	1,800	2,985,498

	Face Amount^	Value†
	(000)
UNITED KINGDOM — (Continued)
Barclays Bank P.L.C. Floating Rate Note
(r)(u)0.556%, 01/14/11	1,000	$999,993
Clydesdale Bank P.L.C.
3.375%, 12/09/11	800	1,316,652
Royal Bank of Scotland P.L.C. (The)
4.125%, 11/14/11	1,500	2,480,442

TOTAL UNITED KINGDOM		7,782,585

UNITED STATES — (9.1%)
Berkshire Hathaway, Inc. Floating Rate Note
(r) 0.591%, 02/10/12	$4,000	3,998,452
General Electric Capital Corp.
6.000%, 06/15/12	800	862,818
General Electric Capital Corp. Floating Rate Note
(r) 0.916%, 02/01/11	2,000	2,002,492
(r) 0.373%, 06/06/11	1,000	1,000,498
JPMorgan Chase & Co.
(g) 3.750%, 12/12/11	1,000	1,649,592
5.375%, 10/01/12	800	865,527
JPMorgan Chase & Co. Floating Rate Note
(r) 1.043%, 06/13/11	1,800	1,808,266
Toyota Motor Credit Corp. Floating Rate Note
(r) 0.390%, 10/04/11	2,000	1,999,980

TOTAL UNITED STATES		14,187,625

TOTAL BONDS		115,915,712

AGENCY OBLIGATIONS — (14.4%)
Federal Home Loan Bank
3.625%, 09/16/11	1,200	1,236,064
1.125%, 05/18/12	2,000	2,023,700
Federal Home Loan Bank Discount Note
(y) ❖ 0.136%, 12/08/10	4,000	3,999,508
Federal Home Loan Mortgage Corporation
1.125%, 07/27/12	2,000	2,026,348
5.500%, 08/20/12	1,000	1,091,639
Federal Home Loan Mortgage Corporation Discount Notes
(y) ❖ 0.180%, 12/08/10	5,000	4,999,385
(y) ❖ 0.185%, 12/14/10	5,000	4,999,285

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Face Amount	Value†		Shares	Value†
	(000)		TEMPORARY CASH INVESTMENTS — (0.5%)
Federal National Mortgage Association			BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	734,050	$734,050

4.375%, 09/15/12	$2,000	$2,147,702

TOTAL AGENCY OBLIGATIONS		22,523,631	TOTAL INVESTMENTS — (100.0%) (Cost $154,182,471)		$156,198,640

COMMERCIAL PAPER — (7.6%)
Eksportfinans ASA
0.280%, 11/05/10	1,000	999,969
National Rural Utilities
0.260%, 12/16/10	2,000	1,999,288
Paccar Financial Corp.
0.260%, 12/10/10	3,700	3,698,817
Statoilhydro ASA
0.190%, 11/01/10	4,500	4,500,000
United Technologies Corp.
0.170%, 11/01/10	600	600,000

TOTAL COMMERCIAL PAPER		11,798,074

	Shares
EXCHANGE-TRADED FUND — (3.3%)
UNITED STATES — (3.3%) SPDR Trust Series I	44,100	5,227,173

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	—	$115,915,712	—	$115,915,712
Agency Obligations	—	22,523,631	—	22,523,631
Commercial Paper	—	11,798,074	—	11,798,074
Exchange-Traded Fund	$5,227,173	—	—	5,227,173
Temporary Cash Investments	734,050	—	—	734,050
Forward Currency Contracts**	—	(173,351)	—	(173,351)
Futures Contracts**	10,406,650	—	—	10,406,650

TOTAL	$16,367,873	$150,064,066	—	$166,431,939

**	Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

U.S. LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$6,922,104,537

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $5,483,228,182)	$6,922,104,537

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$6,922,104,537	—	—	$6,922,104,537

See accompanying Notes to Financial Statements.

U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.6%)
Consumer Discretionary — (14.8%)
#*Gaylord Entertainment Co.	204,517	$6,818,597	0.3%
Jarden Corp.	207,642	6,657,003	0.3%
*Liberty Media Corp. Capital Class A	166,331	9,570,686	0.4%
#*Mohawk Industries, Inc.	141,554	8,116,706	0.3%
#Rent-A-Center, Inc.	265,181	6,666,650	0.3%
#*Saks, Inc.	755,984	8,421,662	0.4%
#*Whirlpool Corp.	88,830	6,735,979	0.3%
Other Securities		327,148,537	14.4%

Total Consumer Discretionary		380,135,820	16.7%

Consumer Staples — (3.3%)
*Constellation Brands, Inc. Class A	389,483	7,684,500	0.4%
*Ralcorp Holdings, Inc.	107,711	6,684,545	0.3%
#*Smithfield Foods, Inc.	419,475	7,026,206	0.3%
Other Securities		64,080,090	2.8%

Total Consumer Staples		85,475,341	3.8%

Energy — (8.2%)
*Complete Production Services, Inc.	332,185	7,783,095	0.3%
#*Exterran Holdings, Inc.	284,147	7,151,980	0.3%
Pioneer Natural Resources Co.	149,975	10,468,255	0.5%
*Plains Exploration & Production Co.	265,602	7,402,328	0.3%
*Rowan Cos., Inc.	228,373	7,513,472	0.3%
*Sunoco, Inc.	212,272	7,953,832	0.4%
*Whiting Petroleum Corp.	72,600	7,291,944	0.3%
Other Securities		156,464,802	6.9%

Total Energy		212,029,708	9.3%

Financials — (21.4%)
*American Capital, Ltd.	1,070,676	7,473,318	0.3%
American Financial Group, Inc.	248,114	7,587,326	0.3%
*Assurant, Inc.	266,924	10,554,175	0.5%
Axis Capital Holdings, Ltd.	226,295	7,696,293	0.4%
#*CNO Financial Group, Inc.	1,229,638	6,689,231	0.3%
Huntington Bancshares, Inc.	1,239,796	7,029,643	0.3%
#*MGIC Investment Corp.	790,073	6,968,444	0.3%
*NASDAQ OMX Group, Inc. (The)	336,903	7,081,701	0.3%
NewAlliance Bancshares, Inc.	537,373	6,926,738	0.3%
#*Old Republic International Corp.	572,695	7,559,574	0.3%
Reinsurance Group of America, Inc.	153,401	7,680,788	0.3%
Transatlantic Holdings, Inc.	140,003	7,364,158	0.3%
Validus Holdings, Ltd.	239,615	6,795,481	0.3%
Webster Financial Corp.	409,887	7,017,265	0.3%
Other Securities		446,116,765	19.7%

Total Financials		550,540,900	24.2%

Health Care — (6.4%)
*Coventry Health Care, Inc.	317,536	7,436,693	0.3%
*HealthSpring, Inc.	272,795	7,962,886	0.3%
*Hologic, Inc.	465,750	7,461,315	0.3%
*King Pharmaceuticals, Inc.	596,470	8,434,086	0.4%
Other Securities		133,194,710	5.9%

Total Health Care		164,489,690	7.2%

Industrials — (13.8%)
*Amerco, Inc.	85,436	7,033,092	0.3%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
#*Avis Budget Group, Inc.	578,582	$6,717,337	0.3%
*Esterline Technologies Corp.	120,884	7,306,229	0.3%
*Owens Corning, Inc.	282,473	7,638,070	0.3%
#Triumph Group, Inc.	80,276	6,710,271	0.3%
Other Securities		321,395,397	14.2%

Total Industrials		356,800,396	15.7%

Information Technology — (12.1%)
*Arrow Electronics, Inc.	242,217	7,172,045	0.3%
*CACI International, Inc.	144,521	7,243,393	0.4%
*IAC/InterActiveCorp	329,849	9,202,787	0.4%
*Ingram Micro, Inc.	396,212	6,997,104	0.3%
*International Rectifier Corp.	300,671	6,984,587	0.3%
*Tech Data Corp.	261,278	11,232,341	0.5%
Other Securities		263,545,511	11.6%

Total Information Technology		312,377,768	13.8%

Materials — (6.4%)
#*Century Aluminum Co.	556,132	7,518,905	0.3%
*Coeur d’Alene Mines Corp.	329,341	6,787,718	0.3%
#Domtar Corp.	107,587	8,538,104	0.4%
*MeadWestavco Corp.	376,177	9,679,034	0.4%
Other Securities		131,444,297	5.8%

Total Materials		163,968,058	7.2%

Real Estate Investment Trusts — (0.0%)
Other Securities		1,365	0.0%

Telecommunication Services — (0.9%)
Other Securities		24,205,757	1.1%

Utilities — (0.3%)
Other Securities		8,749,744	0.4%

TOTAL COMMON STOCKS		2,258,774,547	99.4%

RIGHTS/WARRANTS — (0.0%)
Other Securities		24,271	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	8,755,190	8,755,190	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.1%)
§@DFA Short Term Investment Fund	309,281,722	309,281,722	13.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $1,449,407 FNMA 3.500%, 10/01/20, valued at $1,516,373) to be repurchased at $1,472,234	$1,472	1,472,206	0.1%

TOTAL SECURITIES LENDING COLLATERAL		310,753,928	13.7%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $2,378,682,378)	$2,578,307,936	113.5%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$380,135,820	—	—	$380,135,820
Consumer Staples	85,475,341	—	—	85,475,341
Energy	212,029,708	—	—	212,029,708
Financials	550,540,900	—	—	550,540,900
Health Care	164,489,690	—	—	164,489,690
Industrials	356,800,396	—	—	356,800,396
Information Technology	312,377,768	—	—	312,377,768
Materials	163,968,058	—	—	163,968,058
Real Estate Investment Trusts	1,365	—	—	1,365
Telecommunication Services	24,205,757	—	—	24,205,757
Utilities	8,749,744	—	—	8,749,744
Rights/Warrants	3,280	$20,991	—	24,271
Temporary Cash Investments	8,755,190	—	—	8,755,190
Securities Lending Collateral	—	310,753,928	—	310,753,928

TOTAL	$2,267,533,017	$310,774,919	—	$2,578,307,936

See accompanying Notes to Financial Statements.

U.S. SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.3%)
Consumer Discretionary — (15.1%)
#American Greetings Corp. Class A	1,790,470	$34,681,404	0.5%
#*Cabela’s, Inc.	1,668,902	30,941,443	0.5%
#Dillard’s, Inc.	1,637,833	41,781,120	0.6%
#*Gaylord Entertainment Co.	1,237,351	41,253,282	0.6%
#Regis Corp.	1,509,892	30,877,291	0.5%
#Rent-A-Center, Inc.	1,421,975	35,748,452	0.6%
#*Saks, Inc.	3,665,122	40,829,459	0.6%
#Scholastic Corp.	1,528,917	45,026,606	0.7%
Other Securities		883,267,605	13.5%

Total Consumer Discretionary		1,184,406,662	18.1%

Consumer Staples — (2.3%)
#*Hain Celestial Group, Inc.	1,311,686	32,437,995	0.5%
Other Securities		150,451,307	2.3%

Total Consumer Staples		182,889,302	2.8%

Energy — (7.9%)
#*Bill Barrett Corp.	771,988	29,142,547	0.4%
*Bristow Group, Inc.	988,619	38,338,645	0.6%
*Complete Production Services, Inc.	1,866,574	43,733,829	0.7%
#*Exterran Holdings, Inc.	1,695,768	42,682,481	0.6%
#*Helix Energy Solutions Group, Inc.	2,356,839	29,908,287	0.5%
*SEACOR Holdings, Inc.	362,962	34,390,650	0.5%
Other Securities		399,425,547	6.1%

Total Energy		617,621,986	9.4%

Financials — (18.7%)
#*American Capital, Ltd.	5,159,435	36,012,856	0.5%
#Argo Group International Holdings, Ltd.	904,866	31,389,802	0.5%
#*CNO Financial Group, Inc.	6,668,947	36,279,072	0.6%
#Delphi Financial Group, Inc. Class A	1,223,115	33,109,723	0.5%
Infinity Property & Casualty Corp.	561,746	29,070,356	0.4%
#*MBIA, Inc.	3,747,338	42,007,659	0.6%
#Montpelier Re Holdings, Ltd.	1,843,926	33,780,724	0.5%
#NewAlliance Bancshares, Inc.	3,319,504	42,788,407	0.7%
#*PHH Corp.	1,726,823	33,275,879	0.5%
Provident Financial Services, Inc.	2,445,306	30,908,668	0.5%
Selective Insurance Group, Inc.	1,870,559	31,649,858	0.5%
Unitrin, Inc.	1,271,106	30,887,876	0.5%
#Webster Financial Corp.	1,883,421	32,244,168	0.5%
Other Securities		1,023,500,270	15.6%

Total Financials		1,466,905,318	22.4%

Health Care — (5.2%)
#Cooper Cos., Inc.	785,704	38,766,635	0.6%
#*LifePoint Hospitals, Inc.	1,678,385	56,930,819	0.9%
#*Viropharma, Inc.	1,764,650	28,869,674	0.4%
Other Securities		282,285,388	4.3%

Total Health Care		406,852,516	6.2%

Industrials — (15.9%)
#*Alaska Air Group, Inc.	578,278	30,533,078	0.5%
#Alexander & Baldwin, Inc.	1,120,063	38,563,769	0.6%
#Applied Industrial Technologies, Inc.	1,145,140	34,823,707	0.5%
#*Avis Budget Group, Inc.	2,674,250	31,048,042	0.5%
*Esterline Technologies Corp.	1,023,870	61,882,703	1.0%

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
#GATX Corp.	1,408,389	$44,589,596	0.7%
Seaboard Corp.	18,999	35,225,096	0.5%
#Trinity Industries, Inc.	1,827,519	41,539,507	0.6%
#Triumph Group, Inc.	370,549	30,974,191	0.5%
Other Securities		893,979,601	13.6%

Total Industrials		1,243,159,290	19.0%

Information Technology — (12.0%)
#*Benchmark Electronics, Inc.	2,751,881	45,213,405	0.7%
*Coherent, Inc.	922,025	38,688,169	0.6%
#*Convergys Corp.	2,539,149	28,743,167	0.4%
*Fairchild Semiconductor International, Inc.	3,188,035	35,929,154	0.5%
*MKS Instruments, Inc.	1,795,829	37,083,869	0.6%
*Skyworks Solutions, Inc.	1,385,062	31,731,770	0.5%
#*Vishay Intertechnology, Inc.	3,162,160	35,732,408	0.5%
Other Securities		681,581,848	10.4%

Total Information Technology		934,703,790	14.2%

Materials — (5.9%)
#*Coeur d’Alene Mines Corp.	1,885,714	38,864,566	0.6%
#*PolyOne Corp.	2,698,136	34,859,917	0.5%
#Westlake Chemical Corp.	1,654,024	52,862,607	0.8%
Other Securities		332,640,018	5.1%

Total Materials		459,227,108	7.0%

Other — (0.0%)
Other Securities		6,633	0.0%

Real Estate Investment Trusts — (0.0%)
Other Securities		3,209	0.0%

Telecommunication Services — (0.2%)
Other Securities		17,633,165	0.3%

Utilities — (0.1%)
Other Securities		8,839,028	0.1%

TOTAL COMMON STOCKS		6,522,248,007	99.5%

RIGHTS/WARRANTS — (0.1%)
Other Securities		3,401,796	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	25,558,555	25,558,555	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (16.3%)
§@DFA Short Term Investment Fund	1,268,888,448	1,268,888,448	19.4%

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $7,611,177 FNMA 3.500%, 10/01/20, valued at $7,962,830) to be repurchased at $7,731,051	$7,731	$7,730,903	0.1%

TOTAL SECURITIES LENDING COLLATERAL		1,276,619,351	19.5%

TOTAL INVESTMENTS — (100.0%) (Cost $7,677,469,004)		$7,827,827,709	119.4%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,184,406,662	—	—	$1,184,406,662
Consumer Staples	182,889,302	—	—	182,889,302
Energy	617,621,986	—	—	617,621,986
Financials	1,466,905,318	—	—	1,466,905,318
Health Care	406,115,618	$736,898	—	406,852,516
Industrials	1,243,159,290	—	—	1,243,159,290
Information Technology	934,703,790	—	—	934,703,790
Materials	459,227,108	—	—	459,227,108
Other	—	6,633	—	6,633
Real Estate Investment Trusts	3,209	—	—	3,209
Telecommunication Services	17,633,165	—	—	17,633,165
Utilities	8,839,028	—	—	8,839,028
Rights/Warrants	27,367	3,374,429	—	3,401,796
Temporary Cash Investments	25,558,555	—	—	25,558,555
Securities Lending Collateral	—	1,276,619,351	—	1,276,619,351

TOTAL	$6,547,090,398	$1,280,737,311	—	$7,827,827,709

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.3%)
Consumer Discretionary — (12.5%)
*Amazon.com, Inc.	55,780	$9,211,509	0.3%
*Comcast Corp. Class A	417,209	8,586,161	0.3%
*DIRECTV Class A	220,510	9,583,365	0.3%
#*Las Vegas Sands Corp.	176,285	8,087,956	0.3%
*McDonald’s Corp.	138,676	10,784,833	0.4%
*Time Warner, Inc.	220,816	7,178,728	0.3%
Walt Disney Co. (The)	356,203	12,862,490	0.4%
Other Securities		333,494,859	11.5%

Total Consumer Discretionary		399,789,901	13.8%

Consumer Staples — (7.6%)
Coca-Cola Co. (The)	279,300	17,126,676	0.6%
*CVS Caremark Corp.	273,950	8,251,374	0.3%
Kraft Foods, Inc.	328,406	10,597,662	0.4%
*PepsiCo, Inc.	223,192	14,574,438	0.5%
Philip Morris International, Inc.	255,696	14,958,216	0.5%
*Procter & Gamble Co. (The)	373,178	23,722,925	0.8%
*Wal-Mart Stores, Inc.	499,081	27,035,218	0.9%
Other Securities		126,341,381	4.4%

Total Consumer Staples		242,607,890	8.4%

Energy — (8.6%)
*Apache Corp.	67,655	6,834,508	0.3%
*Chevron Corp.	383,192	31,655,491	1.1%
*ConocoPhillips	284,161	16,879,163	0.6%
*Exxon Mobil Corp.	580,228	38,567,755	1.3%
Occidental Petroleum Corp.	108,874	8,560,763	0.3%
*Schlumberger, Ltd.	204,389	14,284,747	0.5%
Other Securities		159,468,862	5.5%

Total Energy		276,251,289	9.6%

Financials — (14.4%)
*American Express Co.	170,473	7,067,811	0.3%
*Bank of America Corp.	1,763,982	20,179,954	0.7%
*Berkshire Hathaway, Inc.	103,135	8,205,421	0.3%
*Citigroup, Inc.	3,746,359	15,622,317	0.5%
*Goldman Sachs Group, Inc. (The)	94,871	15,269,487	0.5%
*JPMorgan Chase & Co.	800,949	30,139,711	1.0%
U.S. Bancorp	332,743	8,045,726	0.3%
*Wells Fargo & Co.	948,438	24,735,263	0.9%
Other Securities		331,025,321	11.4%

Total Financials		460,291,011	15.9%

Health Care — (9.7%)
*Abbott Laboratories	193,928	9,952,385	0.3%
*Amgen, Inc.	134,636	7,699,833	0.3%
*Johnson & Johnson	341,549	21,746,425	0.8%
Merck & Co., Inc.	447,113	16,221,260	0.6%
*Pfizer, Inc.	1,354,471	23,567,795	0.8%
UnitedHealth Group, Inc.	220,401	7,945,456	0.3%
Other Securities		224,074,770	7.7%

Total Health Care		311,207,924	10.8%

Industrials — (11.6%)
*3M Co.	90,402	7,613,656	0.3%
General Electric Co.	2,071,642	33,187,705	1.1%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
*Union Pacific Corp.	97,021	$8,506,801	0.3%
*United Parcel Service, Inc.	106,196	7,151,239	0.2%
*United Technologies Corp.	110,065	8,229,560	0.3%
Other Securities		306,633,204	10.6%

Total Industrials		371,322,165	12.8%

Information Technology — (15.4%)
*Apple, Inc.	115,795	34,839,242	1.2%
*Cisco Sytems, Inc.	718,867	16,411,734	0.6%
*Google, Inc.	30,334	18,594,439	0.6%
Hewlett-Packard Co.	291,252	12,250,059	0.4%
*Intel Corp.	835,086	16,760,176	0.6%
*International Business Machines Corp.	179,066	25,713,878	0.9%
*Microsoft Corp.	1,056,293	28,139,646	1.0%
*Oracle Corp.	595,998	17,522,341	0.6%
*QUALCOMM, Inc.	206,260	9,308,514	0.3%
Other Securities		313,542,834	10.8%

Total Information Technology		493,082,863	17.0%

Materials — (4.6%)
Other Securities		148,561,083	5.1%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (2.6%)
*AT&T, Inc.	1,184,233	33,750,640	1.2%
*Verizon Communications, Inc.	551,929	17,921,135	0.6%
Other Securities		30,177,431	1.0%

Total Telecommunication Services		81,849,206	2.8%

Utilities — (3.3%)
Other Securities		104,762,133	3.6%

TOTAL COMMON STOCKS		2,889,725,465	99.8%

RIGHTS/WARRANTS — (0.0%)
Other Securities		117,771	0.0%

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	12,290,881	12,290,881	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.3%)
§@DFA Short Term Investment Fund	297,544,923	297,544,923	10.3%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $1,394,404 FNMA 3.500%, 10/01/20, valued at $1,458,829) to be repurchased at $1,416,365	$1,416	1,416,338	0.0%

TOTAL SECURITIES LENDING COLLATERAL		298,961,261	10.3%

TOTAL INVESTMENTS — (100.0%) (Cost $3,023,843,096)		$3,201,095,378	110.5%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$399,789,901	—	—	$399,789,901
Consumer Staples	242,607,890	—	—	242,607,890
Energy	276,251,289	—	—	276,251,289
Financials	460,291,011	—	—	460,291,011
Health Care	311,181,347	$26,577	—	311,207,924
Industrials	371,322,165	—	—	371,322,165
Information Technology	493,082,863	—	—	493,082,863
Materials	148,561,083	—	—	148,561,083
Other	—	—	—	—
Telecommunication Services	81,849,206	—	—	81,849,206
Utilities	104,762,133	—	—	104,762,133
Rights/Warrants	77,961	39,810	—	117,771
Temporary Cash Investments	12,290,881	—	—	12,290,881
Securities Lending Collateral	—	298,961,261	—	298,961,261

TOTAL	$2,902,067,730	$299,027,648	—	$3,201,095,378

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (89.6%)
Consumer Discretionary — (13.3%)
*Carnival Corp.	264,200	$11,405,514	0.2%
*Comcast Corp. Class A	904,003	18,604,382	0.4%
#*Las Vegas Sands Corp.	255,567	11,725,414	0.2%
*Lowe’s Cos., Inc.	606,612	12,939,034	0.3%
*Time Warner, Inc.	505,637	16,438,259	0.3%
Walt Disney Co. (The)	796,924	28,776,926	0.6%
Other Securities		639,482,590	12.8%

Total Consumer Discretionary		739,372,119	14.8%

Consumer Staples — (6.1%)
*CVS Caremark Corp.	598,385	18,023,356	0.3%
Kraft Foods, Inc.	727,689	23,482,524	0.5%
*PepsiCo, Inc.	187,890	12,269,217	0.2%
*Procter & Gamble Co. (The)	601,231	38,220,255	0.8%
*Wal-Mart Stores, Inc.	488,942	26,485,988	0.5%
Other Securities		218,107,947	4.4%

Total Consumer Staples		336,589,287	6.7%

Energy — (9.0%)
*Anadarko Petroleum Corp.	217,215	13,373,928	0.3%
*Apache Corp.	148,901	15,041,979	0.3%
*Chevron Corp.	812,565	67,125,995	1.4%
*ConocoPhillips	621,821	36,936,167	0.7%
Devon Energy Corp.	175,348	11,401,127	0.2%
*Exxon Mobil Corp.	696,027	46,264,915	0.9%
Occidental Petroleum Corp.	169,128	13,298,535	0.3%
*Schlumberger, Ltd.	239,531	16,740,822	0.3%
Other Securities		280,941,549	5.6%

Total Energy		501,125,017	10.0%

Financials — (16.9%)
*Bank of America Corp.	4,072,969	46,594,765	0.9%
*Bank of New York Mellon Corp. (The)	500,557	12,543,958	0.3%
*Citigroup, Inc.	4,374,919	18,243,412	0.4%
*Goldman Sachs Group, Inc. (The)	206,417	33,222,816	0.7%
*JPMorgan Chase & Co.	1,758,487	66,171,866	1.3%
*MetLife, Inc.	377,097	15,208,322	0.3%
*Morgan Stanley	560,059	13,928,667	0.3%
*PNC Financial Services Group, Inc.	230,384	12,417,698	0.2%
Travelers Cos., Inc. (The)	240,418	13,271,074	0.3%
U.S. Bancorp	650,207	15,722,005	0.3%
*Wells Fargo & Co.	2,251,097	58,708,610	1.2%
Other Securities		630,477,892	12.6%

Total Financials		936,511,085	18.8%

Health Care — (8.9%)
*Johnson & Johnson	312,579	19,901,905	0.4%
Merck & Co., Inc.	518,887	18,825,220	0.4%
*Pfizer, Inc.	2,383,245	41,468,463	0.8%
UnitedHealth Group, Inc.	491,713	17,726,254	0.3%
*WellPoint, Inc.	211,328	11,483,564	0.2%
Other Securities		387,121,797	7.8%

Total Health Care		496,527,203	9.9%

Industrials — (12.5%)
FedEx Corp.	133,279	11,691,234	0.3%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
General Electric Co.	4,451,556	$71,313,927	1.4%
*Union Pacific Corp.	215,752	18,917,135	0.4%
Other Securities		590,031,866	11.8%

Total Industrials		691,954,162	13.9%

Information Technology — (13.0%)
*Apple, Inc.	73,982	22,258,964	0.4%
*Cisco Sytems, Inc.	644,418	14,712,063	0.3%
*Corning, Inc.	657,240	12,014,347	0.2%
*Google, Inc.	21,286	13,048,105	0.3%
Hewlett-Packard Co.	462,271	19,443,118	0.4%
*Intel Corp.	1,078,333	21,642,143	0.4%
*International Business Machines Corp.	92,663	13,306,407	0.3%
*Microsoft Corp.	730,054	19,448,639	0.4%
*Oracle Corp.	457,669	13,455,469	0.3%
Other Securities		574,882,008	11.5%

Total Information Technology		724,211,263	14.5%

Materials — (4.8%)
Dow Chemical Co. (The)	440,886	13,592,515	0.3%
Other Securities		253,873,693	5.1%

Total Materials		267,466,208	5.4%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (2.9%)
*AT&T, Inc.	2,480,137	70,683,904	1.4%
*Verizon Communications, Inc.	1,203,470	39,076,671	0.8%
Other Securities		50,508,774	1.0%

Total Telecommunication Services		160,269,349	3.2%

Utilities — (2.2%)
Other Securities		123,441,800	2.5%

TOTAL COMMON STOCKS		4,977,467,493	99.7%

RIGHTS/WARRANTS — (0.0%)
Other Securities		286,332	0.0%

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	22,248,086	22,248,086	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.0%)
§@DFA Short Term Investment Fund	555,577,546	555,577,546	11.1%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $2,603,638 FNMA 3.500%, 10/01/20, valued at $2,723,932) to be repurchased at $2,644,645	$2,645	2,644,594	0.1%

TOTAL SECURITIES LENDING COLLATERAL		558,222,140	11.2%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $5,452,268,054)	$5,558,224,051	111.4%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$739,372,119	—	—	$739,372,119
Consumer Staples	336,589,287	—	—	336,589,287
Energy	501,125,017	—	—	501,125,017
Financials	936,511,085	—	—	936,511,085
Health Care	496,455,584	$71,619	—	496,527,203
Industrials	691,954,162	—	—	691,954,162
Information Technology	724,211,263	—	—	724,211,263
Materials	267,466,208	—	—	267,466,208
Other	—	—	—	—
Telecommunication Services	160,269,349	—	—	160,269,349
Utilities	123,441,800	—	—	123,441,800
Rights/Warrants	93,586	192,746	—	286,332
Temporary Cash Investments	22,248,086	—	—	22,248,086
Securities Lending Collateral	—	558,222,140	—	558,222,140

TOTAL	$4,999,737,546	$558,486,505	—	$5,558,224,051

See accompanying Notes to Financial Statements.

U.S. VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (88.9%)
Consumer Discretionary — (13.9%)
CBS Corp. Class B	210,809	$3,568,996	0.2%
*Comcast Corp. Class A	298,194	6,136,833	0.4%
*Liberty Media Corp. Capital Class A	92,738	5,336,145	0.3%
*Liberty Media Corp. Interactive Class A	272,051	4,015,473	0.3%
#*Royal Caribbean Cruises, Ltd.	98,862	3,909,003	0.3%
*Time Warner Cable, Inc.	58,725	3,398,416	0.2%
*Time Warner, Inc.	198,927	6,467,117	0.4%
*TRW Automotive Holdings Corp.	67,909	3,102,762	0.2%
Walt Disney Co. (The)	123,724	4,467,674	0.3%
Other Securities		202,995,940	13.0%

Total Consumer Discretionary		243,398,359	15.6%

Consumer Staples — (4.4%)
*CVS Caremark Corp.	122,606	3,692,893	0.2%
Kraft Foods, Inc.	126,206	4,072,668	0.3%
*Procter & Gamble Co. (The)	88,050	5,597,338	0.4%
Other Securities		62,874,305	4.0%

Total Consumer Staples		76,237,204	4.9%

Energy — (8.8%)
*Anadarko Petroleum Corp.	62,467	3,846,093	0.2%
*Chevron Corp.	90,436	7,470,918	0.5%
*ConocoPhillips	197,546	11,734,232	0.8%
*Exxon Mobil Corp.	160,805	10,688,708	0.7%
*Marathon Oil Corp.	94,908	3,375,878	0.2%
Pioneer Natural Resources Co.	54,700	3,818,060	0.2%
Other Securities		112,156,169	7.2%

Total Energy		153,090,058	9.8%

Financials — (21.5%)
American Financial Group, Inc.	129,237	3,952,067	0.3%
*Bank of America Corp.	1,228,804	14,057,518	0.9%
*Bank of New York Mellon Corp. (The)	140,071	3,510,179	0.2%
*Citigroup, Inc.	1,106,727	4,615,052	0.3%
#*CNA Financial Corp.	129,608	3,592,734	0.2%
Fifth Third Bancorp	366,564	4,604,044	0.3%
*Goldman Sachs Group, Inc. (The)	33,688	5,422,084	0.4%
*JPMorgan Chase & Co.	539,281	20,293,144	1.3%
*KeyCorp	405,203	3,318,613	0.2%
*Lincoln National Corp.	151,070	3,698,194	0.2%
#*M&T Bank Corp.	50,301	3,760,000	0.2%
*MetLife, Inc.	106,708	4,303,534	0.3%
*Morgan Stanley	152,390	3,789,939	0.3%
NYSE Euronext, Inc.	116,858	3,580,529	0.2%
#*Principal Financial Group, Inc.	146,833	3,940,998	0.3%
Regions Financial Corp.	574,455	3,619,066	0.2%
Travelers Cos., Inc. (The)	73,100	4,035,120	0.3%
*Unum Group	203,475	4,561,910	0.3%
*Wells Fargo & Co.	359,913	9,386,531	0.6%
Other Securities		268,550,262	17.2%

Total Financials		376,591,518	24.2%

Health Care — (7.5%)
*King Pharmaceuticals, Inc.	239,100	3,380,874	0.2%
*Pfizer, Inc.	368,206	6,406,784	0.4%
*WellPoint, Inc.	62,400	3,390,816	0.2%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Health Care — (Continued)
Other Securities		$117,901,388	7.6%

Total Health Care		131,079,862	8.4%

Industrials — (12.4%)
General Electric Co.	601,020	9,628,340	0.6%
Timken Co.	88,398	3,661,445	0.3%
*Union Pacific Corp.	38,880	3,408,998	0.2%
Other Securities		199,891,678	12.8%

Total Industrials		216,590,461	13.9%

Information Technology — (11.8%)
*IAC/InterActiveCorp.	143,788	4,011,685	0.3%
*Intel Corp.	176,424	3,540,830	0.2%
*Sandisk Corp.	90,011	3,382,613	0.2%
Other Securities		194,533,354	12.5%

Total Information Technology		205,468,482	13.2%

Materials — (5.1%)
*International Paper Co.	129,026	3,261,777	0.2%
*MeadWestavco Corp.	151,161	3,889,373	0.2%
Other Securities		82,127,578	5.3%

Total Materials		89,278,728	5.7%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (2.2%)
*AT&T, Inc.	631,080	17,985,780	1.1%
*Verizon Communications, Inc.	194,288	6,308,531	0.4%
Other Securities		15,124,874	1.0%

Total Telecommunication Services		39,419,185	2.5%

Utilities — (1.3%)
Other Securities		22,328,035	1.5%

TOTAL COMMON STOCKS		1,553,481,892	99.7%

RIGHTS/WARRANTS — (0.0%)
Other Securities		140,705	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	5,593,179	5,593,179	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.8%)
§@DFA Short Term Investment Fund	187,245,739	187,245,739	12.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $877,502 FNMA 3.500%, 10/01/20, valued at $918,045) to be repurchased at $891,322	$891	891,305	0.1%

TOTAL SECURITIES LENDING COLLATERAL		188,137,044	12.1%

TOTAL INVESTMENTS — (100.0%)
(Cost $1,718,900,258)		$1,747,352,820	112.1%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$243,398,359	—	—	$243,398,359
Consumer Staples	76,237,204	—	—	76,237,204
Energy	153,090,058	—	—	153,090,058
Financials	376,591,518	—	—	376,591,518
Health Care	131,055,850	$24,012	—	131,079,862
Industrials	216,590,461	—	—	216,590,461
Information Technology	205,468,482	—	—	205,468,482
Materials	89,278,728	—	—	89,278,728
Other	—	—	—	—
Telecommunication Services	39,419,185	—	—	39,419,185
Utilities	22,328,035	—	—	22,328,035
Rights/Warrants	25,439	115,266	—	140,705
Temporary Cash Investments	5,593,179	—	—	5,593,179
Securities Lending Collateral	—	188,137,044	—	188,137,044

TOTAL	$1,559,076,498	$188,276,322	—	$1,747,352,820

See accompanying Notes to Financial Statements.

U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (79.5%)
Consumer Discretionary — (13.6%)
#*Cheesecake Factory, Inc.	184,932	$5,385,220	0.1%
#*Coinstar, Inc.	104,716	6,029,547	0.2%
*Dana Holding Corp.	407,323	5,763,620	0.2%
*Deckers Outdoor Corp.	107,700	6,257,370	0.2%
#*Gymboree Corp.	85,748	5,578,765	0.2%
#*Pier 1 Imports, Inc.	682,993	5,928,379	0.2%
#Polaris Industries, Inc.	124,600	8,857,814	0.3%
#*Sally Beauty Holdings, Inc.	492,283	5,991,084	0.2%
#*Tenneco, Inc.	167,225	5,454,880	0.1%
*Ulta Salon Cosmetics & Fragrance, Inc.	169,958	5,216,011	0.1%
*WABCO Holdings, Inc.	140,934	6,542,156	0.2%
Other Securities		508,486,043	15.0%

Total Consumer Discretionary		575,490,889	17.0%

Consumer Staples — (2.8%)
#Casey’s General Stores, Inc.	137,677	5,708,088	0.2%
#Nu Skin Enterprises, Inc. Class A	180,500	5,523,300	0.1%
Other Securities		107,336,334	3.2%

Total Consumer Staples		118,567,722	3.5%

Energy — (4.5%)
#CARBO Ceramics, Inc.	66,655	5,583,689	0.2%
*Complete Production Services, Inc.	233,321	5,466,711	0.1%
#*Mariner Energy, Inc.	254,423	6,340,221	0.2%
#RPC, Inc.	277,500	6,107,775	0.2%
Other Securities		166,187,732	4.9%

Total Energy		189,686,128	5.6%

Financials — (10.7%)
*American Capital, Ltd.	882,842	6,162,237	0.2%
CapitalSource, Inc.	871,013	5,321,889	0.1%
*Investors Bancorp, Inc.	464,275	5,571,300	0.2%
#*MBIA, Inc.	553,569	6,205,508	0.2%
Other Securities		431,333,815	12.7%

Total Financials		454,594,749	13.4%

Health Care — (9.1%)
#*AMERIGROUP Corp.	133,000	5,550,090	0.2%
*HealthSpring, Inc.	182,857	5,337,596	0.2%
#Hill-Rom Holdings, Inc.	144,017	5,580,659	0.2%
*HMS Holdings Corp.	87,139	5,237,925	0.1%
#*Incyte Corp.	315,283	5,252,615	0.1%
Other Securities		360,579,098	10.6%

Total Health Care		387,537,983	11.4%

Industrials — (14.5%)
*Alaska Air Group, Inc.	111,907	5,908,690	0.2%
#Con-way, Inc.	161,251	5,322,896	0.2%
*Esterline Technologies Corp.	87,108	5,264,808	0.1%
#*GEO Group, Inc. (The)	205,915	5,281,720	0.1%
#*JetBlue Airways Corp.	758,521	5,294,477	0.2%
#*US Airways Group, Inc.	468,000	5,517,720	0.2%
UTi Worldwide, Inc.	293,686	5,644,645	0.2%
Other Securities		577,964,125	17.0%

Total Industrials		616,199,081	18.2%

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (16.9%)
*Acme Packet, Inc.	161,675	$6,394,246	0.2%
#Adtran, Inc.	210,232	6,784,187	0.2%
#*Aruba Networks, Inc.	263,829	5,780,493	0.2%
*Hypercom Corp.	918,056	5,471,614	0.2%
*International Rectifier Corp.	225,033	5,227,517	0.2%
*Loral Space & Communications, Inc.	128,378	7,141,668	0.2%
#Plantronics, Inc.	144,900	5,199,012	0.1%
*Quest Software, Inc.	296,730	7,765,424	0.2%
*RF Micro Devices, Inc.	1,055,523	7,694,763	0.2%
*Riverbed Technology, Inc.	146,971	8,456,711	0.2%
#Syntel, Inc.	108,782	5,315,089	0.2%
*TIBCO Software, Inc.	474,473	9,119,371	0.3%
#*VeriFone Systems, Inc.	226,455	7,660,973	0.2%
*Zebra Technologies Corp. Class A	150,051	5,368,825	0.2%
Other Securities		624,265,806	18.4%

Total Information Technology		717,645,699	21.2%

Materials — (4.4%)
*Allied Nevada Gold Corp.	215,616	5,321,403	0.2%
*Coeur d’Alene Mines Corp.	254,520	5,245,657	0.1%
Other Securities		174,977,855	5.2%

Total Materials		185,544,915	5.5%

Other — (0.0%)
Other Securities		454	0.0%

Telecommunication Services — (0.9%)
*Syniverse Holdings, Inc.	208,017	6,342,438	0.2%
Other Securities		32,767,726	0.9%

Total Telecommunication Services		39,110,164	1.1%

Utilities — (2.1%)
Other Securities		89,996,539	2.6%

TOTAL COMMON STOCKS		3,374,374,323	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		919,321	0.0%

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	22,578,102	22,578,102	0.7%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (20.0%)
§@DFA Short Term Investment Fund	842,198,656	842,198,656	24.8%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $3,946,848 FNMA 3.500%, 10/01/20, valued at $4,129,201) to be repurchased at $4,009,010	$4,009	4,008,933	0.1%

TOTAL SECURITIES LENDING COLLATERAL		846,207,589	24.9%

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $3,762,762,465)	$4,244,079,335	125.1%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$575,490,889	—	—	$575,490,889
Consumer Staples	118,567,722	—	—	118,567,722
Energy	189,686,128	—	—	189,686,128
Financials	454,594,749	—	—	454,594,749
Health Care	387,389,840	$148,143	—	387,537,983
Industrials	616,199,081	—	—	616,199,081
Information Technology	717,645,699	—	—	717,645,699
Materials	185,544,915	—	—	185,544,915
Other	—	454	—	454
Telecommunication Services	39,110,164	—	—	39,110,164
Utilities	89,996,539	—	—	89,996,539
Rights/Warrants	34,946	884,375	—	919,321
Temporary Cash Investments	22,578,102	—	—	22,578,102
Securities Lending Collateral	—	846,207,589	—	846,207,589

TOTAL	$3,396,838,774	$847,240,561	—	$4,244,079,335

See accompanying Notes to Financial Statements.

U.S. MICRO CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.4%)
Consumer Discretionary — (14.0%)
#*BJ’s Restaurants, Inc.	218,820	$7,253,883	0.2%
#*Buffalo Wild Wings, Inc.	149,089	7,011,656	0.2%
Cato Corp. Class A	251,022	6,639,532	0.2%
#Monro Muffler Brake, Inc.	180,713	8,627,239	0.3%
#*Pier 1 Imports, Inc.	759,929	6,596,184	0.2%
*Pinnacle Entertainment, Inc.	540,950	6,924,160	0.2%
#*Steven Madden, Ltd.	269,303	11,391,517	0.4%
*Valassis Communications, Inc.	353,966	11,680,878	0.4%
Other Securities		441,743,230	13.9%

Total Consumer Discretionary		507,868,279	16.0%

Consumer Staples — (4.2%)
Andersons, Inc. (The)	164,550	6,478,334	0.2%
J & J Snack Foods Corp.	180,997	7,759,341	0.2%
PriceSmart, Inc.	296,100	8,684,613	0.3%
#*USANA Health Sciences, Inc.	155,615	6,834,611	0.2%
Other Securities		123,784,622	3.9%

Total Consumer Staples		153,541,521	4.8%

Energy — (3.2%)
*Clayton Williams Energy, Inc.	110,880	6,621,754	0.2%
Other Securities		110,929,112	3.5%

Total Energy		117,550,866	3.7%

Financials — (12.1%)
#FBL Financial Group, Inc. Class A	289,468	7,572,483	0.2%
*First Cash Financial Services, Inc.	294,883	8,572,249	0.3%
Horace Mann Educators Corp.	424,387	7,931,793	0.3%
Infinity Property & Casualty Corp.	144,873	7,497,178	0.2%
#*Portfolio Recovery Associates, Inc.	97,409	6,531,273	0.2%
#*World Acceptance Corp.	156,911	6,770,710	0.2%
Other Securities		392,306,020	12.4%

Total Financials		437,181,706	13.8%

Health Care — (11.4%)
Invacare Corp.	248,109	6,698,943	0.2%
*Neogen Corp.	203,656	6,806,184	0.2%
*NxStage Medical, Inc.	335,606	6,765,817	0.2%
Other Securities		390,859,989	12.3%

Total Health Care		411,130,933	12.9%

Industrials — (16.1%)
*Acacia Technologies Group	355,785	9,470,997	0.3%
American Science & Engineering, Inc.	87,246	7,184,708	0.2%
#Badger Meter, Inc.	155,222	6,446,370	0.2%
*GeoEye, Inc.	145,416	6,437,566	0.2%
#Raven Industries, Inc.	178,996	7,360,316	0.2%
Tredegar Industries, Inc.	334,848	6,459,218	0.2%
#*United Rentals, Inc.	353,280	6,638,131	0.2%
Other Securities		532,880,622	16.8%

Total Industrials		582,877,928	18.3%

Information Technology — (19.7%)
*Acme Packet, Inc.	171,574	6,785,752	0.2%
*Cabot Microelectronics Corp.	230,045	8,886,638	0.3%
#*DTS, Inc.	171,283	6,817,063	0.2%

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (Continued)
*Forrester Research, Inc.	223,549	$7,392,765	0.2%
iGATE Corp.	521,424	10,657,907	0.3%
#*IPG Photonics Corp.	458,850	10,324,125	0.3%
#*L-1 Identity Solutions, Inc.	785,607	9,262,307	0.3%
#*Littlefuse, Inc.	200,242	8,496,268	0.3%
#*Loral Space & Communications, Inc.	161,771	8,999,321	0.3%
*Manhattan Associates, Inc.	238,948	7,354,819	0.2%
*NetScout Systems, Inc.	317,575	7,453,485	0.2%
*RightNow Technologies, Inc.	299,706	7,828,321	0.3%
*ScanSource, Inc.	236,107	7,069,044	0.2%
#*STEC, Inc.	446,325	6,962,670	0.2%
#*Tyler Technologies, Inc.	364,519	7,439,833	0.2%
#*Ultimate Software Group, Inc.	215,449	8,915,280	0.3%
#*Universal Display Corp.	307,402	7,697,346	0.3%
Other Securities		574,946,376	18.1%

Total Information Technology		713,289,320	22.4%

Materials — (4.0%)
#AMCOL International Corp.	263,102	7,298,449	0.2%
Arch Chemicals, Inc.	218,955	7,775,092	0.3%
Balchem Corp.	235,675	7,202,228	0.2%
Other Securities		121,780,006	3.8%

Total Materials		144,055,775	4.5%

Other — (0.0%)
Other Securities		2,444	0.0%

Telecommunication Services — (1.1%)
Other Securities		39,764,550	1.3%

Utilities — (1.6%)
MGE Energy, Inc.	196,967	7,987,012	0.3%
Other Securities		49,028,252	1.5%

Total Utilities		57,015,264	1.8%

TOTAL COMMON STOCKS		3,164,278,586	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		601,947	0.0%

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	14,738,317	14,738,317	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.2%)
§@DFA Short Term Investment Fund	438,511,577	438,511,577	13.8%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $2,055,024 FNMA 3.500%, 10/01/20, valued at $2,149,971) to be repurchased at $2,087,390	$2,087	2,087,350	0.1%

TOTAL SECURITIES LENDING COLLATERAL		440,598,927	13.9%

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $3,315,884,886)	$3,620,217,777	113.9%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$507,868,279	—	—	$507,868,279
Consumer Staples	153,541,521	—	—	153,541,521
Energy	117,550,866	—	—	117,550,866
Financials	437,181,706	—	—	437,181,706
Health Care	410,905,037	$225,896	—	411,130,933
Industrials	582,877,928	—	—	582,877,928
Information Technology	713,289,320	—	—	713,289,320
Materials	144,055,775	—	—	144,055,775
Other	—	2,444	—	2,444
Telecommunication Services	39,764,550	—	—	39,764,550
Utilities	57,015,264	—	—	57,015,264
Rights/Warrants	4,633	597,314	—	601,947
Temporary Cash Investments	14,738,317	—	—	14,738,317
Securities Lending Collateral	—	440,598,927	—	440,598,927

TOTAL	$3,178,793,196	$441,424,581	—	$3,620,217,777

See accompanying Notes to Financial Statements.

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (79.8%)
Health Care — (0.0%)
Other Securities		$61,722	0.0%

Real Estate Investment Trusts — (79.8%)
#Alexander’s, Inc.	52,368	19,681,989	0.7%
#Alexandria Real Estate Equities, Inc.	430,728	31,649,893	1.2%
#AMB Property Corp.	1,426,481	40,212,499	1.5%
#American Campus Communites, Inc.	508,865	16,095,400	0.6%
*Apartment Investment & Management Co. Class A	1,095,380	25,533,308	0.9%
#AvalonBay Communities, Inc.	778,009	82,710,137	3.1%
#BioMed Realty Trust, Inc.	1,011,329	18,557,887	0.7%
#Boston Properties, Inc.	1,306,800	112,633,092	4.2%
#BRE Properties, Inc. Class A	551,733	23,685,898	0.9%
#Camden Property Trust	619,003	30,696,359	1.1%
#CBL & Associates Properties, Inc.	1,297,756	20,348,814	0.8%
#Corporate Office Properties Trust	553,900	19,657,911	0.7%
#Developers Diversified Realty Corp.	1,945,090	25,091,661	0.9%
#Digital Realty Trust, Inc.	747,547	44,650,982	1.7%
#Douglas Emmett, Inc.	1,098,938	19,714,948	0.7%
Duke Realty Corp.	2,141,360	26,702,759	1.0%
#Entertainment Properties Trust	398,314	18,414,056	0.7%
Equity Lifestyle Properties, Inc.	286,964	16,333,991	0.6%
#Equity Residential	2,648,356	128,789,552	4.8%
#Essex Property Trust, Inc.	276,971	31,286,644	1.2%
#Federal Realty Investment Trust	576,715	47,279,096	1.8%
#*HCP, Inc.	2,801,005	100,864,190	3.8%
#*Health Care REIT, Inc.	1,166,673	59,616,990	2.2%
#Highwood Properties, Inc.	672,970	22,295,496	0.8%
#Home Properties, Inc.	335,680	18,277,776	0.7%
#Hospitality Properties Trust	1,160,767	26,477,095	1.0%
#Host Marriott Corp.	6,147,086	97,677,197	3.6%
#*Kimco Realty Corp.	3,798,124	65,441,677	2.4%
#Lasalle Hotel Properties	623,626	14,773,700	0.5%
#Liberty Property Trust	1,060,279	35,476,935	1.3%
Macerich Co. (The)	1,044,035	46,574,401	1.7%
Mack-Cali Realty Corp.	742,584	24,935,971	0.9%
Mid-America Apartment Communities, Inc.	279,319	17,046,839	0.6%
#National Retail Properties, Inc.	783,449	21,231,468	0.8%
Nationwide Health Properties, Inc.	1,102,624	45,020,138	1.7%
Omega Healthcare Investors, Inc.	836,312	19,235,176	0.7%
#*ProLogis	4,462,298	60,910,368	2.3%
#Public Storage REIT	1,438,672	142,745,036	5.3%
#Realty Income Corp.	982,058	33,664,948	1.3%
#Regency Centers Corp.	768,887	32,431,654	1.2%
Senior Housing Properties Trust	1,197,532	28,609,039	1.1%
#*Simon Property Group, Inc.	2,740,392	263,132,440	9.8%
#SL Green Realty Corp.	732,883	48,165,071	1.8%
#Tanger Factory Outlet Centers, Inc.	380,398	18,228,672	0.7%
#Taubman Centers, Inc.	513,047	23,815,642	0.9%
UDR, Inc.	1,491,932	33,538,631	1.2%
#Ventas, Inc.	1,474,528	78,975,720	2.9%
#*Vornado Realty Trust	1,636,540	143,017,231	5.3%
#Washington REIT	570,992	18,288,874	0.7%
#Weingarten Realty Investors	1,129,891	27,264,270	1.0%
Other Securities		317,354,761	11.8%

Total Real Estate Investment Trusts		2,684,814,282	99.8%

TOTAL COMMON STOCKS		2,684,876,004	99.8%

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
TEMPORARY CASH INVESTMENTS — (0.1%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	2,684,740	$2,684,740	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (20.1%)
§@DFA Short Term Investment Fund	673,752,172	673,752,172	25.1%
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $3,157,447 FNMA 3.500%, 10/01/20, valued at $3,303,328) to be repurchased at $3,207,175	$3,207	3,207,114	0.1%

TOTAL SECURITIES LENDING COLLATERAL		676,959,286	25.2%

TOTAL INVESTMENTS — (100.0%) (Cost $2,919,766,520)		$3,364,520,030	125.1%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Health Care	$61,722	—	—	$61,722
Real Estate Investment Trusts	2,684,814,282	—	—	2,684,814,282
Temporary Cash Investments	2,684,740	—	—	2,684,740
Securities Lending Collateral	—	$676,959,286	—	676,959,286

TOTAL	$2,687,560,744	$676,959,286	—	$3,364,520,030

See accompanying Notes to Financial Statements.

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.8%)
AUSTRALIA — (6.4%)
Australia & New Zealand Banking Group, Ltd.	360,926	$8,805,393	0.5%
BHP Billiton, Ltd.	297,885	12,308,952	0.8%
#BHP Billiton, Ltd. Sponsored ADR	85,300	7,044,927	0.4%
Commonwealth Bank of Australia NL	209,218	10,057,768	0.6%
National Australia Bank, Ltd.	299,123	7,486,542	0.5%
Rio Tinto, Ltd.	85,083	6,924,239	0.4%
#Westpac Banking Corp.	311,382	6,933,514	0.4%
Other Securities		62,373,700	3.9%

TOTAL AUSTRALIA		121,935,035	7.5%

AUSTRIA — (0.2%)
Other Securities		4,496,574	0.3%

BELGIUM — (0.7%)
Other Securities		13,763,735	0.9%

CANADA — (8.2%)
Bank of Nova Scotia	143,627	7,698,880	0.5%
Barrick Gold Corp.	134,300	6,468,101	0.4%
#Royal Bank of Canada	197,437	10,529,070	0.7%
#Suncor Energy, Inc.	218,807	7,011,092	0.4%
#Toronto Dominion Bank	123,084	8,864,124	0.5%
Other Securities		114,226,471	7.1%

TOTAL CANADA		154,797,738	9.6%

DENMARK — (0.9%)
Other Securities		16,628,023	1.0%

FINLAND — (0.8%)
Other Securities		15,956,153	1.0%

FRANCE — (7.7%)
BNP Paribas SA	132,074	9,660,674	0.6%
GDF Suez SA	171,224	6,841,628	0.4%
Sanofi-Aventis SA	94,781	6,640,547	0.4%
Total SA	162,315	8,835,490	0.6%
#Total SA Sponsored ADR	137,800	7,507,344	0.5%
Other Securities		105,832,214	6.5%

TOTAL FRANCE		145,317,897	9.0%

GERMANY — (6.1%)
BASF SE	116,835	8,524,536	0.5%
*Daimler AG	128,352	8,481,943	0.5%
Deutsche Bank AG	125,817	7,282,288	0.5%
E.ON AG	200,538	6,288,090	0.4%
#Siemens AG Sponsored ADR	67,650	7,733,072	0.5%
Other Securities		77,748,453	4.8%

TOTAL GERMANY		116,058,382	7.2%

GREECE — (0.2%)
Other Securities		3,758,613	0.2%

HONG KONG — (2.0%)
Other Securities		37,457,138	2.3%

IRELAND — (0.2%)
Other Securities		2,934,464	0.2%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ISRAEL — (0.6%)
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	126,954	$6,588,913	0.4%
Other Securities		4,281,818	0.3%

TOTAL ISRAEL		10,870,731	0.7%

ITALY — (2.2%)
Other Securities		42,464,095	2.6%

JAPAN — (16.7%)
Mitsubishi UFJ Financial Group, Inc. ADR	1,455,897	6,784,480	0.4%
Toyota Motor Corp.	228,700	8,100,615	0.5%
Other Securities		301,828,055	18.7%

TOTAL JAPAN		316,713,150	19.6%

NETHERLANDS — (2.3%)
Unilever NV	218,517	6,489,351	0.4%
Other Securities		37,175,256	2.3%

TOTAL NETHERLANDS		43,664,607	2.7%

NEW ZEALAND — (0.1%)
Other Securities		1,490,718	0.1%

NORWAY — (0.9%)
Other Securities		16,306,929	1.0%

PORTUGAL — (0.2%)
Other Securities		4,251,531	0.3%

SINGAPORE — (1.3%)
Other Securities		24,228,772	1.5%

SPAIN — (3.0%)
#Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	491,102	6,457,991	0.4%
#Banco Santander SA Sponsored ADR	853,568	10,934,206	0.7%
#Telefonica SA Sponsored ADR	135,963	11,032,038	0.7%
Other Securities		28,301,195	1.7%

TOTAL SPAIN		56,725,430	3.5%

SWEDEN — (2.2%)
Other Securities		42,437,882	2.6%

SWITZERLAND — (5.9%)
Nestle SA	471,890	25,847,536	1.6%
Novartis AG	151,030	8,751,091	0.5%
#*Novartis AG ADR	141,600	8,205,720	0.5%
#Roche Holding AG Genusschein	97,207	14,275,254	0.9%
#*UBS AG	478,710	8,132,107	0.5%
Other Securities		46,782,377	2.9%

TOTAL SWITZERLAND		111,994,085	6.9%

UNITED KINGDOM — (16.0%)
Anglo American P.L.C.	186,195	8,675,422	0.5%
AstraZeneca P.L.C.	123,555	6,215,085	0.4%
BG Group P.L.C.	348,779	6,789,416	0.4%
BHP Billiton P.L.C. ADR	89,700	6,350,760	0.4%
#*BP P.L.C. Sponsored ADR	196,119	8,007,539	0.5%
British American Tobacco P.L.C.	232,362	8,852,178	0.5%
GlaxoSmithKline P.L.C.	478,323	9,340,518	0.6%
HSBC Holdings P.L.C.	1,180,768	12,289,079	0.8%
#HSBC Holdings P.L.C. Sponsored ADR	234,056	12,196,658	0.7%
Rio Tinto P.L.C.	140,777	9,143,554	0.6%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
#Royal Dutch Shell P.L.C. ADR	344,141	$22,135,149	1.4%
Royal Dutch Shell P.L.C. Series B	195,121	6,244,225	0.4%
Standard Chartered P.L.C.	259,989	7,520,185	0.5%
Tesco P.L.C.	1,059,552	7,251,211	0.4%
Vodafone Group P.L.C.	3,189,133	8,717,874	0.5%
Vodafone Group P.L.C. Sponsored ADR	384,600	10,580,346	0.7%
Other Securities		152,293,978	9.4%

TOTAL UNITED KINGDOM		302,603,177	18.7%

TOTAL COMMON STOCKS		1,606,854,859	99.4%

PREFERRED STOCKS — (0.1%)
GERMANY — (0.0%)
Other Securities		1,067,033	0.1%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		33	0.0%

BELGIUM — (0.0%)
Other Securities		4	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		940,877	0.1%

TOTAL RIGHTS/WARRANTS		940,914	0.1%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $585,000 FHLMC 5.00%, 10/15/19, valued at $661,781) to be repurchased at $647,010	$647	647,000	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.1%)
§@DFA Short Term Investment Fund	282,774,040	282,774,040	17.5%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,553,855)## to be repurchased at $2,503,825	$2,504	2,503,779	0.1%

TOTAL SECURITIES LENDING COLLATERAL		285,277,819	17.6%

TOTAL INVESTMENTS — (100.0%) (Cost $1,669,476,129)		$1,894,787,625	117.2%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$9,171,654	$112,763,381	—	$121,935,035
Austria	73,080	4,423,494	—	4,496,574
Belgium	2,138,712	11,625,023	—	13,763,735
Canada	154,797,738	—	—	154,797,738
Denmark	2,780,449	13,847,574	—	16,628,023
Finland	2,660,444	13,295,709	—	15,956,153
France	16,049,842	129,268,055	—	145,317,897
Germany	27,409,378	88,649,004	—	116,058,382
Greece	398,221	3,360,392	—	3,758,613
Hong Kong	618	37,456,520	—	37,457,138
Ireland	1,196,219	1,738,245	—	2,934,464
Israel	6,854,316	4,016,415	—	10,870,731
Italy	5,849,445	36,614,650	—	42,464,095
Japan	34,598,078	282,115,072	—	316,713,150
Netherlands	4,592,088	39,072,519	—	43,664,607
New Zealand	—	1,490,718	—	1,490,718
Norway	1,065,326	15,241,603	—	16,306,929
Portugal	292,320	3,959,211	—	4,251,531
Singapore	29,038	24,199,734	—	24,228,772
Spain	30,603,438	26,121,992	—	56,725,430
Sweden	702,015	41,735,867	—	42,437,882
Switzerland	16,303,487	95,690,598	—	111,994,085
United Kingdom	95,595,475	207,007,702	—	302,603,177
Preferred Stocks
Germany	—	1,067,033	—	1,067,033
Rights/Warrants
Austria	—	33	—	33
Belgium	4	—	—	4
United Kingdom	—	940,877	—	940,877
Temporary Cash Investments	—	647,000	—	647,000
Securities Lending Collateral	—	285,277,819	—	285,277,819

TOTAL	$413,161,385	$1,481,626,240	—	$1,894,787,625

See accompanying Notes to Financial Statements.

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (5.8%)
Australia & New Zealand Banking Group, Ltd.	658,301	$16,060,353	0.3%
Commonwealth Bank of Australia NL	254,892	12,253,461	0.3%
National Australia Bank, Ltd.	526,770	13,184,161	0.3%
Wesfarmers, Ltd.	361,256	11,754,042	0.2%
Other Securities		278,536,710	5.7%

TOTAL AUSTRALIA		331,788,727	6.8%

AUSTRIA — (0.5%)
Other Securities		28,018,523	0.6%

BELGIUM — (1.0%)
Other Securities		54,855,611	1.1%

CANADA — (8.9%)
#Bank of Montreal	202,373	11,951,099	0.2%
Suncor Energy, Inc.	402,417	12,894,389	0.3%
Teck Resources, Ltd. Class B	337,587	15,093,604	0.3%
#Toronto Dominion Bank	235,160	16,935,486	0.4%
Other Securities		447,414,758	9.2%

TOTAL CANADA		504,289,336	10.4%

DENMARK — (0.8%)
Other Securities		48,333,458	1.0%

FINLAND — (1.4%)
Other Securities		81,547,312	1.7%

FRANCE — (7.2%)
BNP Paribas SA	331,407	24,241,068	0.5%
GDF Suez SA	425,977	17,020,838	0.3%
*Sanofi-Aventis SA ADR	530,172	18,614,339	0.4%
Schneider Electric SA	88,768	12,612,315	0.3%
Societe Generale Paris SA	219,316	13,151,265	0.3%
#Total SA Sponsored ADR	338,384	18,435,160	0.4%
Vivendi SA	419,021	11,973,602	0.2%
Other Securities		290,774,088	6.0%

TOTAL FRANCE		406,822,675	8.4%

GERMANY — (5.4%)
#Allianz SE Sponsored ADR	984,886	12,340,622	0.2%
*Daimler AG	266,387	17,603,773	0.4%
Deutsche Bank AG	242,074	13,944,899	0.3%
Munchener Rueckversicherungs-Gesellschaft AG	80,131	12,524,534	0.2%
#Siemens AG Sponsored ADR	125,474	14,342,933	0.3%
Other Securities		236,474,016	4.9%

TOTAL GERMANY		307,230,777	6.3%

GREECE — (0.5%)
Other Securities		29,400,700	0.6%

HONG KONG — (2.2%)
Other Securities		123,798,216	2.5%

IRELAND — (0.5%)
Other Securities		27,024,342	0.5%

ISRAEL — (0.8%)
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	368,163	19,107,660	0.4%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ISRAEL — (Continued)
Other Securities		$25,886,858	0.5%

TOTAL ISRAEL		44,994,518	0.9%

ITALY — (2.3%)
UniCredit SpA	5,518,028	14,385,868	0.3%
Other Securities		115,484,360	2.4%

TOTAL ITALY		129,870,228	2.7%

JAPAN — (16.2%)
#Honda Motor Co., Ltd. Sponsored ADR	409,732	14,762,644	0.3%
Mitsubishi UFJ Financial Group, Inc.	2,706,300	12,559,949	0.3%
Sumitomo Mitsui Financial Group, Inc.	484,058	14,448,040	0.3%
#*Toyota Motor Corp. Sponsored ADR	312,041	22,098,744	0.4%
Other Securities		853,802,115	17.5%

TOTAL JAPAN		917,671,492	18.8%

NETHERLANDS — (2.3%)
#*ING Groep NV Sponsored ADR	1,565,969	16,881,146	0.3%
Other Securities		114,912,653	2.4%

TOTAL NETHERLANDS		131,793,799	2.7%

NEW ZEALAND — (0.2%)
Other Securities		12,018,251	0.2%

NORWAY — (1.0%)
Other Securities		54,269,344	1.1%

PORTUGAL — (0.3%)
Other Securities		19,359,124	0.4%

SINGAPORE — (1.4%)
Other Securities		81,994,738	1.7%

SPAIN — (2.1%)
#Banco Santander SA Sponsored ADR	2,151,591	27,561,881	0.6%
Other Securities		92,402,501	1.9%

TOTAL SPAIN		119,964,382	2.5%

SWEDEN — (2.4%)
#Nordea Bank AB	1,048,729	11,547,196	0.2%
Other Securities		123,522,700	2.6%

TOTAL SWEDEN		135,069,896	2.8%

SWITZERLAND — (5.4%)
Compagnie Financiere Richemont SA Series A	232,579	11,600,624	0.2%
#Credit Suisse Group AG Sponsored ADR	405,680	16,835,720	0.3%
#Holcim, Ltd. AG	196,366	12,232,874	0.3%
Nestle SA	546,164	29,915,857	0.6%
#*Novartis AG ADR	478,626	27,736,377	0.6%
#Roche Holding AG Genusschein	82,873	12,170,246	0.3%
#*UBS AG	838,389	14,242,170	0.3%
Zurich Financial Services AG	80,500	19,699,753	0.4%
Other Securities		165,107,010	3.4%

TOTAL SWITZERLAND		309,540,631	6.4%

UNITED KINGDOM — (16.6%)
Anglo American P.L.C.	536,326	24,989,149	0.5%
Barclays P.L.C. Sponsored ADR	1,016,357	17,938,701	0.4%
BG Group P.L.C.	598,458	11,649,727	0.2%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
*BP P.L.C. Sponsored ADR	717,376	$29,290,462	0.6%
#HSBC Holdings P.L.C. Sponsored ADR	1,196,015	62,324,342	1.3%
*Lloyds Banking Group P.L.C.	11,686,370	12,844,830	0.3%
#Rio Tinto P.L.C. Sponsored ADR	182,907	11,910,904	0.2%
#Royal Dutch Shell P.L.C. ADR	1,054,306	67,812,962	1.4%
SABmiller P.L.C.	396,880	12,876,248	0.3%
Standard Chartered P.L.C.	837,301	24,218,941	0.5%
Tesco P.L.C.	1,793,199	12,272,040	0.3%
Vodafone Group P.L.C. Sponsored ADR	1,797,431	49,447,327	1.0%
Xstrata P.L.C.	782,713	15,163,801	0.3%
Other Securities		589,678,026	12.1%

TOTAL UNITED KINGDOM		942,417,460	19.4%

TOTAL COMMON STOCKS		4,842,073,540	99.5%

PREFERRED STOCKS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		139,214	0.0%

GERMANY — (0.0%)
Other Securities		1,135,420	0.0%

TOTAL PREFERRED STOCKS		1,274,634	0.0%

RIGHTS/WARRANTS — (0.1%)
AUSTRALIA — (0.0%)
Other Securities		15,632	0.0%

AUSTRIA — (0.0%)
Other Securities		898	0.0%

BELGIUM — (0.0%)
Other Securities		1,473	0.0%

FRANCE — (0.0%)
Other Securities		46,795	0.0%

HONG KONG — (0.0%)
Other Securities		5,177	0.0%

ITALY — (0.0%)
Other Securities		840	0.0%

JAPAN — (0.0%)
Other Securities		—	0.0%

UNITED KINGDOM — (0.1%)
Other Securities		3,034,512	0.0%

TOTAL RIGHTS/WARRANTS		3,105,327	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $7,960,000 FNMA 4.00%, 09/01/24, valued at $6,961,597) to be repurchased at $8,115,128	$8,115	8,115,000	0.2%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund	826,241,868	$826,241,868	17.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,118,211)## to be repurchased at $1,096,305	$1,096	1,096,285	0.0%

TOTAL SECURITIES LENDING COLLATERAL		827,338,153	17.0%

TOTAL INVESTMENTS — (100.0%) (Cost $5,623,297,840)		$5,681,906,654	116.7%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$18,468,595	$313,320,132	—	$331,788,727
Austria	127,890	27,890,633	—	28,018,523
Belgium	4,617,807	50,237,804	—	54,855,611
Canada	504,288,895	441	—	504,289,336
Denmark	2,551,243	45,782,215	—	48,333,458
Finland	4,563,466	76,983,846	—	81,547,312
France	70,510,547	336,312,128	—	406,822,675
Germany	57,823,579	249,407,198	—	307,230,777
Greece	4,045,382	25,355,318	—	29,400,700
Hong Kong	327,879	123,470,337	—	123,798,216
Ireland	8,312,670	18,711,672	—	27,024,342
Israel	21,329,299	23,665,219	—	44,994,518
Italy	12,637,748	117,232,480	—	129,870,228
Japan	86,703,729	830,967,763	—	917,671,492
Netherlands	33,232,058	98,561,741	—	131,793,799
New Zealand	410,057	11,608,194	—	12,018,251
Norway	1,750,068	52,519,276	—	54,269,344
Portugal	496,048	18,863,076	—	19,359,124
Singapore	116,087	81,878,651	—	81,994,738
Spain	52,072,357	67,892,025	—	119,964,382
Sweden	7,918,313	127,151,583	—	135,069,896
Switzerland	61,287,130	248,253,501	—	309,540,631
United Kingdom	315,699,339	626,718,121	—	942,417,460
Preferred Stocks
Australia	—	139,214	—	139,214
Germany	—	1,135,420	—	1,135,420
Rights/Warrants
Australia	—	15,632	—	15,632
Austria	—	898	—	898
Belgium	844	629	—	1,473
France	46,795	—	—	46,795
Hong Kong	2,941	2,236	—	5,177
Italy	840	—	—	840
Japan	—	—	—	—
United Kingdom	—	3,034,512	—	3,034,512
Temporary Cash Investments	—	8,115,000	—	8,115,000
Securities Lending Collateral	—	827,338,153	—	827,338,153

TOTAL	$1,269,341,606	$4,412,565,048	—	$5,681,906,654

See accompanying Notes to Financial Statements.

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

		Value†
AFFILIATED INVESTMENT COMPANIES — (99.6%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company		$1,944,334,558
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		1,096,614,585
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		1,002,935,645
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		803,584,662
Investment in The Canadian Small Company Series of The DFA Investment Trust Company		663,721,245

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $4,975,116,425)		$5,511,190,695

	Face Amount (000)
TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 05/03/10 (Collateralized by $28,530,000 FHLMC 5.228%(r), 09/01/38, valued at $17,602,432) to be repurchased at $17,342,275 (Cost $17,342,000)	$17,342	17,342,000

TOTAL INVESTMENTS - (100.0%) (Cost $4,992,458,425)		$5,528,532,695

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$5,511,190,695	—	—	$5,511,190,695
Temporary Cash Investments	—	$17,342,000	—	17,342,000

TOTAL	$5,511,190,695	$17,342,000	—	$5,528,532,695

See accompanying Notes to Financial Statements.

JAPANESE SMALL COMPANY PORTFOLIO

SCHEDULES OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$114,984,213

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $190,942,562)	$114,984,213

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$114,984,213	—	—	$114,984,213

ASIA PACIFIC SMALL COMPANY PORTFOLIO
				Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company				$131,556,739

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $104,540,094)				$131,556,739

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$131,556,739	—	—	$131,556,739

See accompanying Notes to Financial Statements.

UNITED KINGDOM SMALL COMPANY PORTFOLIO

SCHEDULES OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$33,757,708

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $30,218,530)	$33,757,708

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$33,757,708	—	—	$33,757,708

CONTINENTAL SMALL COMPANY PORTFOLIO
				Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company				$128,155,853

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $110,310,890)				$128,155,853

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$128,155,853	—	—	$128,155,853

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (86.6%)
AUSTRALIA — (22.0%)
#CFS Retail Property Trust	9,068,093	$16,510,449	1.7%
Charter Hall Office REIT	2,136,057	5,517,519	0.6%
Commonwealth Property Office Fund	8,415,742	7,555,179	0.8%
Dexus Property Group	21,863,944	17,806,813	1.9%
Goodman Group	27,826,009	17,211,712	1.8%
GPT Group	7,702,861	21,099,581	2.2%
#ING Industrial Fund	9,728,673	5,018,049	0.5%
ING Office Fund	11,534,168	6,971,007	0.7%
Stockland Trust Group	10,758,372	39,840,205	4.2%
Westfield Group	7,148,259	86,939,642	9.1%
Other Securities		17,668,358	1.8%

TOTAL AUSTRALIA		242,138,514	25.3%

BELGIUM — (1.6%)
Befimmo SCA	58,642	5,414,539	0.6%
Cofinimmo SA	47,839	6,831,601	0.7%
Other Securities		5,191,078	0.5%

TOTAL BELGIUM		17,437,218	1.8%

CANADA — (5.8%)
#Calloway REIT	213,154	5,015,880	0.5%
#H&R REIT	543,046	10,872,634	1.1%
#Riocan REIT	542,522	12,261,135	1.3%
Other Securities		35,330,934	3.7%

TOTAL CANADA		63,480,583	6.6%

CHINA — (0.1%)
Other Securities		1,377,525	0.1%

FRANCE — (13.5%)
Fonciere des Regions SA	121,620	13,903,274	1.5%
Gecina SA	90,375	10,974,471	1.1%
Icade SA	99,280	10,912,165	1.1%
#Klepierre SA	458,791	17,860,133	1.9%
Societe Immobiliere de Location pour l’Industrie et le Commerce SA	60,258	8,100,236	0.8%
#Unibail-Rodamco SE	365,876	76,339,148	8.0%
Other Securities		9,953,484	1.0%

TOTAL FRANCE		148,042,911	15.4%

GERMANY — (0.1%)
Other Securities		1,684,703	0.2%

GREECE — (0.0%)
Other Securities		319,801	0.0%

HONG KONG — (3.5%)
#Champion REIT	11,091,713	6,111,723	0.6%
Link REIT (The)	9,330,639	28,858,709	3.0%
Other Securities		3,284,204	0.4%

TOTAL HONG KONG		38,254,636	4.0%

ISRAEL — (0.0%)
Other Securities		51,978	0.0%

ITALY — (0.1%)
Other Securities		1,675,459	0.2%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
JAPAN — (13.5%)
*Advance Residence Investment Corp.	3,475	$6,050,779	0.6%
#Frontier Real Estate Investment Corp.	687	5,516,125	0.6%
#Japan Logistics Fund, Inc.	623	5,137,974	0.5%
Japan Prime Realty Investment Corp.	2,867	7,126,250	0.7%
Japan Real Estate Investment Corp.	2,121	20,418,676	2.1%
Japan Retail Fund Investment.	7,063	11,000,592	1.2%
MORI TRUST Sogo REIT, Inc.	691	6,278,269	0.7%
Nippon Building Fund, Inc.	2,294	22,478,003	2.3%
#Nomura Real Estate Office Fund, Inc.	1,239	7,619,808	0.8%
#Orix Jreit, Inc.	1,093	5,859,987	0.6%
#United Urban Investment Corp.	831	5,704,687	0.6%
Other Securities		44,927,437	4.7%

TOTAL JAPAN		148,118,587	15.4%

MALAYSIA — (0.1%)
Other Securities		793,555	0.1%

NETHERLANDS — (4.0%)
Corio NV	257,999	18,964,014	2.0%
Eurocommercial Properties NV	119,557	5,918,125	0.6%
#VastNed Retail NV	71,341	4,961,794	0.5%
#Wereldhave NV	92,108	9,365,795	1.0%
Other Securities		4,446,002	0.5%

TOTAL NETHERLANDS		43,655,730	4.6%

NEW ZEALAND — (0.8%)
Other Securities		8,728,043	0.9%

SINGAPORE — (6.3%)
Ascendas REIT.	6,725,000	10,734,352	1.1%
#CapitaCommercial Trust	8,787,000	10,158,166	1.1%
#CapitaMall Trust	10,001,300	15,363,198	1.6%
#Suntec REIT	7,290,000	8,792,663	0.9%
Other Securities		24,544,530	2.6%

TOTAL SINGAPORE		69,592,909	7.3%

SOUTH AFRICA — (1.3%)
Other Securities		13,875,612	1.4%

TAIWAN — (0.4%)
Other Securities		4,645,246	0.5%

TURKEY — (0.3%)
Other Securities		2,956,031	0.3%

UNITED KINGDOM — (13.2%)
British Land Co. P.L.C.	3,773,213	30,806,108	3.2%
Capital Shopping Centres Group P.L.C.	1,978,248	12,181,127	1.3%
Derwent London P.L.C.	479,350	11,679,469	1.2%
Great Portland Estates P.L.C.	1,224,821	6,782,842	0.7%
Hammerson P.L.C.	3,060,087	20,559,473	2.1%
Land Securities Group P.L.C.	3,320,415	36,005,853	3.8%
Segro P.L.C.	2,944,062	13,987,374	1.5%
Shaftesbury P.L.C.	948,497	6,778,986	0.7%
Other Securities		6,477,735	0.7%

TOTAL UNITED KINGDOM		145,258,967	15.2%

TOTAL COMMON STOCKS		952,088,008	99.3%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
RIGHTS/WARRANTS — (0.0%)
FRANCE — (0.0%)
Other Securities		$124,732	0.0%

SINGAPORE — (0.0%)
Other Securities		1,362	0.0%

TOTAL RIGHTS/WARRANTS		126,094	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $1,510,000 FNMA 3.126%(r), 09/01/40, valued at $1,551,730) to be repurchased at $1,525,024	$1,525	1,525,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (13.3%)
§@DFA Short Term Investment Fund	143,463,273	143,463,273	14.9%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,677,816)## to be repurchased at $2,625,358	$2,625	2,625,310	0.3%

TOTAL SECURITIES LENDING COLLATERAL		146,088,583	15.2%

TOTAL INVESTMENTS — (100.0%) (Cost $1,169,055,781)		$1,099,827,685	114.7%

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$242,138,514	—	$242,138,514
Belgium	—	17,437,218	—	17,437,218
Canada	$63,480,583	—	—	63,480,583
China	—	1,377,525	—	1,377,525
France	—	148,042,911	—	148,042,911
Germany	—	1,684,703	—	1,684,703
Greece	—	319,801	—	319,801
Hong Kong	—	38,254,636	—	38,254,636
Israel	—	51,978	—	51,978
Italy	695,942	979,517	—	1,675,459
Japan	—	148,118,587	—	148,118,587
Malaysia	—	793,555	—	793,555
Netherlands	—	43,655,730	—	43,655,730
New Zealand	—	8,728,043	—	8,728,043
Singapore	—	69,592,909	—	69,592,909
South Africa	—	13,875,612	—	13,875,612
Taiwan	—	4,645,246	—	4,645,246
Turkey	—	2,956,031	—	2,956,031
United Kingdom	—	145,258,967	—	145,258,967
Rights/Warrants
France	124,732	—	—	124,732
Singapore	—	1,362	—	1,362
Temporary Cash Investments	—	1,525,000	—	1,525,000
Securities Lending Collateral	—	146,088,583	—	146,088,583

TOTAL	$64,301,257	$1,035,526,428	—	$1,099,827,685

See accompanying Notes to Financial Statements.

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.8%)
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	18,191,391	$386,385,137
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	55,153,690	307,757,588

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $527,734,376)		694,142,725

TEMPORARY CASH INVESTMENTS — (0.2%)
BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares (Cost $1,430,973)	1,430,973	1,430,973

TOTAL INVESTMENTS - (100.0%) (Cost $529,165,349)		$695,573,698

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$694,142,725	—	—	$694,142,725
Temporary Cash Investments	1,430,973	—	—	1,430,973

TOTAL	$695,573,698	—	—	$695,573,698

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (93.1%)
AUSTRALIA — (7.1%)
Goodman Fielder, Ltd.	21,749,231	$31,620,678	0.4%
*Iluka Resources, Ltd.	5,927,758	39,234,095	0.5%
*Pacific Brands, Ltd.	29,002,108	30,887,469	0.4%
#Primary Health Care, Ltd.	9,763,542	29,876,421	0.4%
Other Securities		450,069,866	5.9%

TOTAL AUSTRALIA		581,688,529	7.6%

AUSTRIA — (1.0%)
#*Wienerberger AG	2,001,544	33,732,051	0.4%
Other Securities		49,779,914	0.7%

TOTAL AUSTRIA		83,511,965	1.1%

BELGIUM — (1.3%)
Other Securities		106,109,504	1.4%

CANADA — (11.4%)
#*Canfor Corp	2,774,490	26,197,018	0.3%
*Celestica, Inc.	4,081,842	34,378,883	0.5%
Dorel Industries, Inc. Class B	842,000	28,383,136	0.4%
#Groupe Aeroplan, Inc.	3,847,565	46,778,906	0.6%
#HudBay Minerals, Inc.	2,339,093	36,924,598	0.5%
#Laurentian Bank of Canada.	707,853	30,711,340	0.4%
*Lundin Mining Corp.	7,418,026	46,985,438	0.6%
*New Gold, Inc.	6,635,020	49,116,973	0.6%
*RONA, Inc.	3,264,600	41,611,727	0.6%
Sherritt International Corp.	6,254,073	48,627,119	0.6%
West Fraser Timber Co., Ltd.	682,254	29,634,133	0.4%
Other Securities		515,779,701	6.7%

TOTAL CANADA		935,128,972	12.2%

DENMARK — (0.7%)
Other Securities		61,300,446	0.8%

FINLAND — (3.1%)
Kemira Oyj	1,784,173	26,265,376	0.3%
#Outokumpu Oyj	2,864,481	51,456,040	0.7%
Pohjola Bank P.L.C.	3,363,010	42,547,353	0.5%
#*Rautaruukki Oyj Series K	1,412,365	28,067,599	0.4%
Other Securities		104,107,750	1.4%

TOTAL FINLAND		252,444,118	3.3%

FRANCE — (5.8%)
Arkema SA	1,028,400	66,453,775	0.9%
Havas SA	7,563,593	39,852,335	0.5%
#Nexans SA	593,945	42,364,142	0.6%
*Valeo SA	736,226	39,796,267	0.5%
Other Securities		282,353,969	3.7%

TOTAL FRANCE		470,820,488	6.2%

GERMANY — (6.0%)
Aurubis AG	1,055,010	54,393,284	0.7%
Bilfinger Berger SE	956,696	70,128,204	0.9%
Lanxess AG	681,153	47,342,930	0.6%
#*TUI AG	2,408,454	28,152,149	0.4%
Other Securities		287,480,223	3.8%

TOTAL GERMANY		487,496,790	6.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GREECE — (0.4%)
Other Securities		$35,042,512	0.5%

HONG KONG — (2.9%)
Other Securities		237,589,109	3.1%

IRELAND — (0.3%)
Other Securities		26,035,515	0.3%

ISRAEL — (0.7%)
Other Securities		55,767,818	0.7%

ITALY — (3.2%)
Banca Popolare di Milano Scarl	10,151,010	47,461,321	0.6%
Pirelli & Co. SpA	4,750,256	40,586,921	0.5%
Other Securities		175,521,662	2.3%

TOTAL ITALY		263,569,904	3.4%

JAPAN — (19.1%)
Other Securities		1,561,389,142	20.4%

MALAYSIA — (0.0%)
Other Securities		3,723	0.0%

NETHERLANDS — (1.8%)
Nutreco NV	569,367	41,477,758	0.5%
Other Securities		107,765,123	1.4%

TOTAL NETHERLANDS		149,242,881	1.9%

NEW ZEALAND — (0.4%)
Other Securities		35,928,179	0.5%

NORWAY — (1.4%)
Other Securities		117,059,231	1.5%

PORTUGAL — (0.2%)
Other Securities		17,650,663	0.2%

SINGAPORE — (1.6%)
Other Securities		127,268,578	1.7%

SPAIN — (1.5%)
Other Securities		121,612,657	1.6%

SWEDEN — (2.9%)
Boliden AB	2,189,573	37,177,537	0.5%
Holmen AB	932,809	29,611,539	0.4%
Trelleborg AB Series B	6,681,684	62,971,965	0.8%
Other Securities		110,052,817	1.4%

TOTAL SWEDEN		239,813,858	3.1%

SWITZERLAND — (4.5%)
*Clariant AG	3,580,483	60,553,635	0.8%
Helvetia Holding AG	102,377	36,060,333	0.5%
Other Securities		271,158,203	3.5%

TOTAL SWITZERLAND		367,772,171	4.8%

UNITED KINGDOM — (15.8%)
Amlin P.L.C.	9,708,370	63,229,380	0.8%
Bellway P.L.C.	3,481,205	29,776,033	0.4%
#Brit Insurance Holdings NV	2,890,998	48,387,798	0.6%
Catlin Group, Ltd. P.L.C.	8,513,512	47,537,231	0.6%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
Close Brothers Group P.L.C.	2,135,186	$26,393,212	0.3%
*Cookson Group P.L.C.	4,321,345	35,675,598	0.5%
DS Smith P.L.C.	12,895,987	34,788,033	0.5%
Greene King P.L.C.	5,373,011	36,009,996	0.5%
Hiscox, Ltd. P.L.C.	10,648,017	60,438,649	0.8%
Meggitt P.L.C.	12,845,857	67,909,910	0.9%
Millennium & Copthorne Hotels P.L.C.	5,091,746	44,464,042	0.6%
Mondi P.L.C.	7,958,099	66,262,747	0.9%
*Persimmon P.L.C.	6,948,776	37,958,536	0.5%
*Travis Perkins P.L.C.	3,926,630	52,047,102	0.7%
Other Securities		639,331,768	8.3%

TOTAL UNITED KINGDOM		1,290,210,035	16.9%

TOTAL COMMON STOCKS		7,624,456,788	99.6%

PREFERRED STOCKS — (0.1%)
AUSTRALIA — (0.1%)
Other Securities		3,335,033	0.0%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		—	0.0%

BELGIUM — (0.0%)
Other Securities		13,021	0.0%

CANADA — (0.0%)
Other Securities		74,589	0.0%

FRANCE — (0.0%)
Other Securities		95,171	0.0%

HONG KONG — (0.0%)
Other Securities		95,934	0.0%

ITALY — (0.0%)
Other Securities		33,143	0.0%

SWEDEN — (0.0%)
Other Securities		11,863	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		6,330	0.0%

TOTAL RIGHTS/WARRANTS		330,051	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $18,270,000 FHLMC 5.228%(r), 09/01/38, valued at $11,272,220) to be repurchased at $11,103,176	$11,103	11,103,000	0.2%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (6.7%)
§@DFA Short Term Investment Fund	548,700,317	$ 548,700,317	7.2%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $340,786)## to be repurchased at $334,110	$334	334,104	0.0%

TOTAL SECURITIES LENDING COLLATERAL		549,034,421	7.2%

TOTAL INVESTMENTS — (100.0%) (Cost $8,437,522,566)		$8,188,259,293	107.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$217,235	$581,471,294	—	$581,688,529
Austria	20,334	83,491,631	—	83,511,965
Belgium	—	106,109,504	—	106,109,504
Canada	935,128,972	—	—	935,128,972
Denmark	160,955	61,139,491	—	61,300,446
Finland	—	252,444,118	—	252,444,118
France	—	470,820,488	—	470,820,488
Germany	627	487,496,163	—	487,496,790
Greece	554,551	34,487,961	—	35,042,512
Hong Kong	20,590	237,568,519	—	237,589,109
Ireland	—	26,035,515	—	26,035,515
Israel	—	55,767,818	—	55,767,818
Italy	—	263,569,904	—	263,569,904
Japan	1,831,746	1,559,557,396	—	1,561,389,142
Malaysia	—	3,723	—	3,723
Netherlands	32,423	149,210,458	—	149,242,881
New Zealand	—	35,928,179	—	35,928,179
Norway	—	117,059,231	—	117,059,231
Portugal	—	17,650,663	—	17,650,663
Singapore	572,460	126,696,118	—	127,268,578
Spain	—	121,612,657	—	121,612,657
Sweden	—	239,813,858	—	239,813,858
Switzerland	—	367,772,171	—	367,772,171
United Kingdom	258,534	1,289,951,501	—	1,290,210,035
Preferred Stocks
Australia	—	3,335,033	—	3,335,033
Rights/Warrants
Australia	—	—	—	—
Belgium	13,021	—	—	13,021
Canada	74,589	—	—	74,589
France	95,171	—	—	95,171
Hong Kong	26,486	69,448	—	95,934
Italy	33,143	—	—	33,143
Sweden	—	11,863	—	11,863
United Kingdom	—	6,330	—	6,330
Temporary Cash Investments	—	11,103,000	—	11,103,000
Securities Lending Collateral	—	549,034,421	—	549,034,421

TOTAL	$939,040,837	$7,249,218,456	—	$8,188,259,293

See accompanying Notes to Financial Statements.

INTERNATIONAL VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (88.4%)
AUSTRALIA — (6.2%)
Australia & New Zealand Banking Group, Ltd.	30,566	$ 745,709	0.2%
Other Securities		24,653,960	6.8%

TOTAL AUSTRALIA		25,399,669	7.0%

AUSTRIA — (0.7%)
Voestalpine AG	16,154	641,468	0.2%
Other Securities		2,166,676	0.6%

TOTAL AUSTRIA		2,808,144	0.8%

BELGIUM — (1.3%)
#Solvay SA	5,891	624,272	0.2%
Other Securities		4,530,190	1.2%

TOTAL BELGIUM		5,154,462	1.4%

CANADA — (9.8%)
#Bank of Montreal	11,300	667,319	0.2%
Magna International, Inc.	9,280	839,285	0.2%
Suncor Energy, Inc.	29,572	947,557	0.3%
Talisman Energy, Inc.	45,748	829,376	0.2%
Teck Resources, Ltd. Class B	33,100	1,479,910	0.4%
#Toronto Dominion Bank	11,000	792,185	0.2%
Other Securities		34,410,396	9.5%

TOTAL CANADA		39,966,028	11.0%

DENMARK — (1.0%)
Other Securities		4,003,151	1.1%

FINLAND — (1.8%)
UPM-Kymmene Oyj	49,028	814,623	0.2%
Other Securities		6,665,924	1.9%

TOTAL FINLAND		7,480,547	2.1%

FRANCE — (6.3%)
BNP Paribas SA	15,171	1,109,697	0.3%
Cie de Saint-Gobain SA	16,388	769,950	0.2%
Cie Generale des Establissements Michelin SA Series B	8,962	716,085	0.2%
Other Securities		23,191,532	6.4%

TOTAL FRANCE		25,787,264	7.1%

GERMANY — (5.1%)
*Daimler AG	10,656	704,185	0.2%
Deutsche Bank AG	30,792	1,782,241	0.5%
*Infineon Technologies AG ADR	88,444	694,285	0.2%
Other Securities		17,776,015	4.9%

TOTAL GERMANY		20,956,726	5.8%

GREECE — (0.7%)
Other Securities		2,843,748	0.8%

HONG KONG — (2.6%)
Other Securities		10,745,239	3.0%

IRELAND — (0.7%)
Other Securities		2,979,585	0.8%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ISRAEL — (0.7%)
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	12,719	$ 660,116	0.2%
Other Securities		2,380,647	0.6%

TOTAL ISRAEL		3,040,763	0.8%

ITALY — (2.6%)
Other Securities		10,439,114	2.9%

JAPAN — (17.2%)
Mitsubishi UFJ Financial Group, Inc.	208,200	966,257	0.3%
Sumitomo Mitsui Financial Group, Inc.	23,700	707,392	0.2%
Other Securities		68,388,609	18.8%

TOTAL JAPAN		70,062,258	19.3%

NETHERLANDS — (2.4%)
*ING Groep NV Sponsored ADR	72,426	780,752	0.2%
Koninklijke DSM NV	11,964	640,295	0.2%
Other Securities		8,172,724	2.2%

TOTAL NETHERLANDS		9,593,771	2.6%

NEW ZEALAND — (0.3%)
Other Securities		1,110,892	0.3%

NORWAY — (1.2%)
DnB NOR ASA Series A	46,946	644,868	0.2%
Other Securities		4,315,127	1.2%

TOTAL NORWAY		4,959,995	1.4%

PORTUGAL — (0.4%)
Other Securities		1,608,017	0.4%

SINGAPORE — (1.6%)
Other Securities		6,461,864	1.8%

SPAIN — (1.9%)
Banco Santander SA	59,423	762,730	0.2%
Banco Santander SA Sponsored ADR	49,963	640,026	0.2%
Other Securities		6,145,779	1.7%

TOTAL SPAIN		7,548,535	2.1%

SWEDEN — (2.6%)
Other Securities		10,623,539	2.9%

SWITZERLAND — (5.3%)
Holcim, Ltd. AG	21,970	1,368,650	0.4%
#*Novartis AG ADR	11,400	660,630	0.2%
Swatch Group AG	2,379	909,333	0.2%
Swiss Reinsurance Co., Ltd. AG	23,898	1,148,230	0.3%
#*UBS AG	52,017	883,641	0.2%
Zurich Financial Services AG	7,781	1,904,146	0.5%
Other Securities		14,748,072	4.1%

TOTAL SWITZERLAND		21,622,702	5.9%

UNITED KINGDOM — (16.0%)
Anglo American P.L.C.	48,414	2,255,764	0.6%
Aviva P.L.C.	128,562	819,885	0.2%
*BP P.L.C. Sponsored ADR	18,084	738,370	0.2%
#HSBC Holdings P.L.C. Sponsored ADR	51,029	2,659,121	0.7%
International Power P.L.C.	155,255	1,035,900	0.3%
Kingfisher P.L.C.	232,192	884,562	0.3%
Legal & General Group P.L.C.	594,171	955,252	0.3%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
*Lloyds Banking Group P.L.C.	637,217	$ 700,384	0.2%
Man Group P.L.C.	175,697	734,349	0.2%
Old Mutual P.L.C.	499,092	1,039,401	0.3%
Prudential P.L.C.	68,348	691,277	0.2%
Resolution, Ltd. P.L.C.	153,392	643,070	0.2%
#Royal Dutch Shell P.L.C. ADR	45,916	2,953,317	0.8%
RSA Insurance Group P.L.C.	351,201	736,810	0.2%
Standard Chartered P.L.C.	26,966	779,992	0.2%
Standard Life P.L.C.	228,627	831,141	0.2%
Vodafone Group P.L.C. Sponsored ADR	83,315	2,291,996	0.6%
Weir Group P.L.C. (The)	33,007	823,815	0.2%
*Wolseley P.L.C.	25,895	688,798	0.2%
Xstrata P.L.C.	77,287	1,497,311	0.4%
Other Securities		41,309,890	11.4%

TOTAL UNITED KINGDOM		65,070,405	17.9%

TOTAL COMMON STOCKS		360,266,418	99.2%

PREFERRED STOCKS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		56,296	0.0%

GERMANY — (0.0%)
Other Securities		37,465	0.0%

TOTAL PREFERRED STOCKS		93,761	0.0%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		37	0.0%

BELGIUM — (0.0%)
Other Securities		96	0.0%

FRANCE — (0.0%)
Other Securities		2,560	0.0%

HONG KONG — (0.0%)
Other Securities		385	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		97,627	0.0%

TOTAL RIGHTS/WARRANTS		100,705	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $3,315,000 FNMA 5.50%, 12/01/38,valued at $1,706,018) to be repurchased at $1,680,027	$1,680	1,680,000	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (11.2%)
§@DFA Short Term Investment Fund	43,488,771	43,488,771	12.0%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,977,158)## to be repurchased at $1,938,426	$1,938	$1,938,390	0.5%

TOTAL SECURITIES LENDING COLLATERAL		45,427,161	12.5%

TOTAL INVESTMENTS — (100.0%) (Cost $324,244,978)		$407,568,045	112.2%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$273,652	$25,126,017	—	$25,399,669
Austria	—	2,808,144	—	2,808,144
Belgium	239,564	4,914,898	—	5,154,462
Canada	39,966,028	—	—	39,966,028
Denmark	12,282	3,990,869	—	4,003,151
Finland	—	7,480,547	—	7,480,547
France	1,218,150	24,569,114	—	25,787,264
Germany	3,060,978	17,895,748	—	20,956,726
Greece	152,318	2,691,430	—	2,843,748
Hong Kong	1,420	10,743,819	—	10,745,239
Ireland	530,832	2,448,753	—	2,979,585
Israel	779,642	2,261,121	—	3,040,763
Italy	605,447	9,833,667	—	10,439,114
Japan	2,598,099	67,464,159	—	70,062,258
Netherlands	2,363,999	7,229,772	—	9,593,771
New Zealand	—	1,110,892	—	1,110,892
Norway	45,968	4,914,027	—	4,959,995
Portugal	14,409	1,593,608	—	1,608,017
Singapore	1,168	6,460,696	—	6,461,864
Spain	1,393,120	6,155,415	—	7,548,535
Sweden	196,721	10,426,818	—	10,623,539
Switzerland	1,785,783	19,836,919	—	21,622,702
United Kingdom	9,794,457	55,275,948	—	65,070,405
Preferred Stocks
Australia	—	56,296	—	56,296
Germany	—	37,465	—	37,465
Rights/Warrants
Austria	—	37	—	37
Belgium	96	—	—	96
France	2,560	—	—	2,560
Hong Kong	385	—	—	385
United Kingdom	—	97,627	—	97,627
Temporary Cash Investments	—	1,680,000	—	1,680,000
Securities Lending Collateral	—	45,427,161	—	45,427,161

TOTAL	$65,037,078	$342,530,967	—	$407,568,045

See accompanying Notes to Financial Statements.

EMERGING MARKETS PORTFOLIO

SCHEDULES OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$2,373,379,206

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,100,696,084)	$2,373,379,206

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$2,373,379,206	—	—	$2,373,379,206

EMERGING MARKETS SMALL CAP PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$1,833,749,476

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,180,635,586)	$1,833,749,476

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,833,749,476	—	—	$1,833,749,476

See accompanying Notes to Financial Statements.

EMERGING MARKETS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in Dimensional Emerging Markets Value Fund	$11,586,667,027

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $8,440,891,497)	$11,586,667,027

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$11,586,667,027	—	—	$11,586,667,027

See accompanying Notes to Financial Statements.

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (86.2%)
BRAZIL — (6.4%)
Banco Santander Brasil SA ADR	918,363	$13,224,427	0.3%
BM&F Bovespa SA	2,153,883	17,962,748	0.4%
#BRF - Brasil Foods SA ADR	665,421	9,735,109	0.2%
Petroleo Brasileiro SA ADR	1,167,237	39,826,126	1.0%
#Vale SA Sponsored ADR	819,190	26,328,767	0.6%
Other Securities		182,987,573	4.4%

TOTAL BRAZIL		290,064,750	6.9%

CHILE — (2.4%)
Centros Comerciales Sudamericanos SA	1,366,292	10,644,592	0.3%
Empresas CMPC SA	183,412	9,861,465	0.2%
Other Securities		86,503,695	2.1%

TOTAL CHILE		107,009,752	2.6%

CHINA — (12.1%)
Bank of China, Ltd.	37,195,418	22,388,909	0.5%
China Construction Bank Corp.	27,843,000	26,618,005	0.6%
#China Life Insurance Co., Ltd. ADR	198,056	13,026,143	0.3%
#China Mobile, Ltd. Sponsored ADR	745,451	38,293,818	0.9%
China Petroleum & Chemical Corp. ADR	102,615	9,780,236	0.2%
#CNOOC, Ltd. ADR	116,476	24,334,166	0.6%
Industrial & Commercial Bank of China, Ltd. Series H	33,449,200	27,023,394	0.7%
#PetroChina Co., Ltd. ADR	129,733	15,950,672	0.4%
Other Securities		370,240,242	8.9%

TOTAL CHINA		547,655,585	13.1%

COLOMBIA — (0.2%)
Other Securities		8,434,133	0.2%

CZECH REPUBLIC — (0.4%)
Other Securities		19,724,216	0.5%

EGYPT — (0.1%)
Other Securities		4,479,656	0.1%

HUNGARY — (0.7%)
#*OTP Bank P.L.C.	488,536	14,508,520	0.4%
Other Securities		17,612,863	0.4%

TOTAL HUNGARY		32,121,383	0.8%

INDIA — (11.0%)
HDFC Bank, Ltd.	216,913	11,147,177	0.3%
ICICI Bank, Ltd. Sponsored ADR	396,338	20,839,452	0.5%
Infosys Technologies, Ltd.	225,217	15,092,410	0.4%
Reliance Industries, Ltd.	1,381,092	34,093,896	0.8%
Other Securities		415,977,732	9.9%

TOTAL INDIA		497,150,667	11.9%

INDONESIA — (3.2%)
PT Astra International Tbk	2,085,000	13,349,452	0.3%
Other Securities		131,381,222	3.2%

TOTAL INDONESIA		144,730,674	3.5%

ISRAEL — (0.0%)
Other Securities		451,529	0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MALAYSIA — (3.5%)
Other Securities		$160,164,505	3.8%

MEXICO — (4.4%)
America Movil S.A.B. de C.V. Series L ADR	443,009	25,366,695	0.6%
*Cemex S.A.B. de C.V. Sponsored ADR	1,460,470	12,808,322	0.3%
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR	269,936	14,822,186	0.3%
#Grupo Financiero Banorte S.A.B. de C.V.	2,596,307	11,108,106	0.3%
Grupo Mexico S.A.B. de C.V. Series B	5,000,219	16,473,025	0.4%
Other Securities		116,225,000	2.8%

TOTAL MEXICO		196,803,334	4.7%

PERU — (0.3%)
Other Securities		11,197,916	0.3%

PHILIPPINES — (0.9%)
Other Securities		42,776,109	1.0%

POLAND — (1.6%)
Other Securities		71,732,721	1.7%

RUSSIA — (3.4%)
Gazprom OAO Sponsored ADR	2,814,175	61,616,486	1.5%
Lukoil OAO Sponsored ADR	502,859	28,041,883	0.6%
Other Securities		62,371,774	1.5%

TOTAL RUSSIA		152,030,143	3.6%

SOUTH AFRICA — (7.9%)
ABSA Group, Ltd.	502,633	9,737,407	0.2%
Gold Fields, Ltd. Sponsored ADR	915,915	14,443,980	0.4%
Impala Platinum Holdings, Ltd.	418,209	11,806,933	0.3%
MTN Group, Ltd.	1,101,689	19,509,715	0.5%
Naspers, Ltd. Series N	378,717	19,718,764	0.5%
Sanlam, Ltd.	3,530,404	13,218,358	0.3%
#Sasol, Ltd. Sponsored ADR	502,813	22,752,288	0.5%
Standard Bank Group, Ltd.	1,234,704	18,160,831	0.4%
Other Securities		228,620,168	5.5%

TOTAL SOUTH AFRICA		357,968,444	8.6%

SOUTH KOREA — (12.0%)
Hyundai Motor Co., Ltd.	127,347	19,278,402	0.5%
#KB Financial Group, Inc. ADR	254,734	11,437,557	0.3%
POSCO ADR.	193,830	20,146,690	0.5%
Samsung Corp.	176,799	10,382,957	0.2%
Samsung Electronics Co., Ltd.	95,497	63,355,186	1.5%
Shinhan Financial Group Co., Ltd. ADR	135,631	10,548,023	0.2%
Other Securities		408,815,501	9.8%

TOTAL SOUTH KOREA		543,964,316	13.0%

TAIWAN — (11.2%)
Hon Hai Precision Industry Co., Ltd.	4,008,352	15,159,736	0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	10,155,652	20,893,350	0.5%
Other Securities		471,558,810	11.3%

TOTAL TAIWAN		507,611,896	12.1%

THAILAND — (2.3%)
PTT PCL (Foreign)	1,028,800	10,397,812	0.3%
Other Securities		93,386,196	2.2%

TOTAL THAILAND		103,784,008	2.5%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
TURKEY — (2.2%)
Turkiye Garanti Bankasi A.S.	1,790,492	$10,808,272	0.2%
Other Securities		90,363,767	2.2%

TOTAL TURKEY		101,172,039	2.4%

TOTAL COMMON STOCKS		3,901,027,776	93.3%

PREFERRED STOCKS — (5.7%)
BRAZIL — (5.7%)
#Banco Bradesco SA Sponsored ADR	1,220,938	25,395,510	0.6%
Itau Unibanco Holding SA ADR	1,648,537	40,488,069	1.0%
#Petroleo Brasileiro SA ADR	1,463,774	45,655,111	1.1%
Vale SA Sponsored ADR	1,025,386	29,459,340	0.7%
Other Securities		115,944,555	2.8%

TOTAL BRAZIL		256,942,585	6.2%

CHILE — (0.0%)
Other Securities		540,597	0.0%

INDIA — (0.0%)
Other Securities		5,805	0.0%

TOTAL PREFERRED STOCKS		257,488,987	6.2%

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
Other Securities		38,787	0.0%

INDIA — (0.0%)
Other Securities		42,214	0.0%

INDONESIA — (0.0%)
Other Securities		18,219	0.0%

MALAYSIA — (0.0%)
Other Securities		22,737	0.0%

POLAND — (0.0%)
Other Securities		517,999	0.0%

SOUTH KOREA — (0.0%)
Other Securities		58,005	0.0%

TAIWAN — (0.0%)
Other Securities		21,799	0.0%

THAILAND — (0.0%)
Other Securities		97,237	0.0%

TOTAL RIGHTS/WARRANTS		816,997	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $6,825,000 FHLMC 4.00%, 12/15/38, valued at $6,358,143) to be repurchased at $6,026,095	$6,026	6,026,000	0.1%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (8.0%)
§@DFA Short Term Investment Fund	362,593,120	$362,593,120	8.7%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $680,387)## to be repurchased at $ 667,058	$667	667,046	0.0%

TOTAL SECURITIES LENDING COLLATERAL		363,260,166	8.7%

TOTAL INVESTMENTS — (100.0%) (Cost $3,290,561,843)		$4,528,619,926	108.3%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$290,064,750	—	—	$290,064,750
Chile	107,009,752	—	—	107,009,752
China	137,356,364	$410,299,221	—	547,655,585
Colombia	8,434,133	—	—	8,434,133
Czech Republic	—	19,724,216	—	19,724,216
Egypt	—	4,479,656	—	4,479,656
Hungary	558,547	31,562,836	—	32,121,383
India	27,343,056	469,807,611	—	497,150,667
Indonesia	6,783,178	137,947,496	—	144,730,674
Israel	—	451,529	—	451,529
Malaysia	56,173	160,108,332	—	160,164,505
Mexico	196,803,334	—	—	196,803,334
Peru	11,197,916	—	—	11,197,916
Philippines	2,379,579	40,396,530	—	42,776,109
Poland	256,913	71,475,808	—	71,732,721
Russia	581,620	151,448,523	—	152,030,143
South Africa	55,689,292	302,279,152	—	357,968,444
South Korea	56,220,619	487,743,697	—	543,964,316
Taiwan	17,073,872	490,538,024	—	507,611,896
Thailand	101,362,580	2,421,428	—	103,784,008
Turkey	756,431	100,415,608	—	101,172,039
Preferred Stocks
Brazil	256,942,585	—	—	256,942,585
Chile	540,597	—	—	540,597
India	—	5,805	—	5,805
Rights/Warrants
China	37,032	1,755	—	38,787
India	—	42,214	—	42,214
Indonesia	—	18,219	—	18,219
Malaysia	12,532	10,205	—	22,737
Poland	—	517,999	—	517,999
South Korea	—	58,005	—	58,005
Taiwan	—	21,799	—	21,799
Thailand	60,908	36,329	—	97,237
Temporary Cash Investments	—	6,026,000	—	6,026,000
Securities Lending Collateral	—	363,260,166	—	363,260,166

TOTAL	$1,277,521,763	$3,251,098,163	—	$4,528,619,926

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	Enhanced U.S. Large Company Portfolio		U.S. Large Cap Value Portfolio		U.S. Targeted Value Portfolio	U.S. Small Cap Value Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—		$6,922,105		—	—
Investments at Value (including $0, $0, $295,134 and $1,201,408 of securities on loan, respectively)	$155,465		—		$2,258,799	$6,525,650
Temporary Cash Investments at Value & Cost	734		—		8,755	25,559
Collateral Received from Securities on Loan at Value & Cost	—		—		310,754	1,276,619
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—		4,496		3,850	18,067
Dividends and Interest	1,752		—		474	1,245
Securities Lending Income	—		—		204	642
Fund Shares Sold	63		4,142		6,212	1,917
Futures Margin Variation	52		—		—	—
Unrealized Gain on Forward Currency Contracts	124		—		—	—
Prepaid Expenses and Other Assets	22		72		52	25

Total Assets	158,212		6,930,815		2,589,100	7,849,724

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—		—		310,754	1,276,619
Investment Securities/Affiliated Investment Companies Purchased	—		—		5,168	11,245
Fund Shares Redeemed	146		8,638		1,105	3,486
Due to Advisor	26		853		653	2,711
Unrealized Loss on Forward Currency Contracts	297		—		—	—
Accrued Expenses and Other Liabilities	13		288		155	386

Total Liabilities	482		9,779		317,835	1,294,447

NET ASSETS	$157,730		$6,921,036		$2,271,265	$6,555,277

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R1 Shares — based on net assets of $0; $0; $41,316 and $0 and shares outstanding of 0; 0; 2,800,466 and 0, respectively (Note P)	N/A		N/A		$14.75	N/A

NUMBER OF SHARES AUTHORIZED	100,000,000	*	100,000,000	*	100,000,000	N/A

Class R2 Shares — based on net assets of $0; $0; $5,967 and $0 and shares outstanding of 0; 0; 404,133 and 0, respectively (Note P)	N/A		N/A		$14.76	N/A

NUMBER OF SHARES AUTHORIZED	100,000,000	*	100,000,000	*	100,000,000	N/A

Institutional Class Shares — based on net assets of $157,730; $6,921,036; $2,223,982 and $6,555,277 and shares outstanding of 20,953,464; 372,437,851; 150,641,311 and 291,485,206, respectively	$7.53		$18.58		$14.76	$22.49

NUMBER OF SHARES AUTHORIZED	300,000,000		2,000,000,000		700,000,000	1,700,000,000

Investments in Affiliated Investment Companies at Cost	$—		$5,483,229		$—	$—

Investments at Cost	$153,449		$—		$2,059,173	$6,375,292

NET ASSETS CONSIST OF:
Paid-In Capital	$238,773		$7,407,853		$2,065,507	$6,523,353
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	228		17,386		2,297	3,668
Accumulated Net Realized Gain (Loss)	(93,562)		(1,943,079)		3,835	(122,102)
Net Unrealized Foreign Exchange Gain (Loss)	(132)		—		—	—
Net Unrealized Appreciation (Depreciation)	12,423		1,438,876		199,626	150,358

NET ASSETS	$157,730		$6,921,036		$2,271,265	$6,555,277

*	Share class has not yet commenced operations. See Organization note in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio	U.S. Small Cap Portfolio
ASSETS:
Investments at Value (including $288,084, $536,938, $180,481 and $805,181 of securities on loan, respectively)	$2,889,843	$4,977,754	$1,553,623	$3,375,294
Temporary Cash Investments at Value & Cost	12,291	22,248	5,593	22,578
Collateral Received from Securities on Loan at Value & Cost	298,961	558,222	188,137	846,208
Receivables:
Investment Securities Sold	265	639	264	6,460
Dividends and Interest	2,416	4,177	1,003	859
Securities Lending Income	135	302	128	662
Fund Shares Sold	2,213	2,367	931	3,489
Prepaid Expenses and Other Assets	65	49	27	38

Total Assets	3,206,189	5,565,758	1,749,706	4,255,588

LIABILITIES:
Payables:
Upon Return of Securities Loaned	298,961	558,222	188,137	846,208
Investment Securities Purchased	8,208	14,301	1,864	15,343
Fund Shares Redeemed	1,036	1,764	805	1,421
Due to Advisor	405	819	384	966
Accrued Expenses and Other Liabilities	170	285	93	193

Total Liabilities	308,780	575,391	191,283	864,131

NET ASSETS	$2,897,409	$4,990,367	$1,558,423	$3,391,457

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $2,897,409; $4,990,367; $1,558,423 and $3,391,457 and shares outstanding of 284,538,758; 496,287,178; 158,721,130 and 177,971,909, respectively	$10.18	$10.06	$9.82	$19.06

NUMBER OF SHARES AUTHORIZED	1,500,000,000	2,300,000,000	1,000,000,000	1,000,000,000

Investments at Cost	$2,712,591	$4,871,798	$1,525,171	$2,893,977

NET ASSETS CONSIST OF:
Paid-In Capital	$2,795,667	$4,959,513	$1,610,975	$3,138,857
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	6,193	11,980	2,968	4,657
Accumulated Net Realized Gain (Loss)	(81,703)	(87,082)	(83,972)	(233,374)
Net Unrealized Appreciation (Depreciation)	177,252	105,956	28,452	481,317

NET ASSETS	$2,897,409	$4,990,367	$1,558,423	$3,391,457

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio	Large Cap International Portfolio	International Core Equity Portfolio
ASSETS:
Investments at Value (including $412,876, $654,562, $272,601 and $784,857 of securities on loan, respectively)	$3,164,881	$2,684,876	$1,608,863	$4,846,454
Temporary Cash Investments at Value & Cost	14,738	2,685	647	8,115
Collateral Received from Securities on Loan at Value & Cost	440,599	676,959	285,278	827,338
Foreign Currencies at Value	—	—	4,221	13,240
Cash	—	—	15	20
Receivables:
Investment Securities Sold	7,035	—	—	690
Dividends, Interest and Tax Reclaims	1,079	2,582	4,261	11,398
Securities Lending Income	571	96	98	477
Fund Shares Sold	5,090	1,843	1,010	2,702
Unrealized Gain on Foreign Currency Contracts	—	—	—	8
Prepaid Expenses and Other Assets	18	30	17	66

Total Assets	3,634,011	3,369,071	1,904,410	5,710,508

LIABILITIES:
Payables:
Upon Return of Securities Loaned	440,599	676,959	285,278	827,338
Investment Securities Purchased	11,393	—	717	11,867
Fund Shares Redeemed	2,228	1,740	1,254	2,442
Due to Advisor	1,308	669	335	1,410
Accrued Expenses and Other Liabilities	197	151	140	462

Total Liabilities	455,725	679,519	287,724	843,519

NET ASSETS	$3,178,286	$2,689,552	$1,616,686	$4,866,989

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $3,178,286; $2,689,552; $1,616,686 and $4,866,989 and shares outstanding of 259,346,866; 126,653,593; 83,236,180 and 451,523,175, respectively	$12.25	$21.24	$19.42	$10.78

NUMBER OF SHARES AUTHORIZED	1,500,000,000	700,000,000	500,000,000	2,000,000,000

Investments at Cost	$2,860,548	$2,240,122	$1,383,551	$4,787,845

Foreign Currencies at Cost	$—	$—	$4,170	$12,916

NET ASSETS CONSIST OF:
Paid-In Capital	$3,144,547	$2,477,550	$1,574,776	$4,871,191
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,227	12,994	3,984	16,165
Accumulated Net Realized Gain (Loss)	(273,821)	(245,746)	(187,612)	(79,675)
Net Unrealized Foreign Exchange Gain (Loss)	—	—	175	375
Net Unrealized Appreciation (Depreciation)	304,333	444,754	225,363	58,933

NET ASSETS	$3,178,286	$2,689,552	$1,616,686	$4,866,989

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	International Small Company Portfolio	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$5,511,191	$114,984	$131,557	$33,758
Temporary Cash Investments at Value & Cost	17,342	—	—	—
Cash	16	—	—	—
Receivables:
Affiliated Investment Companies Sold	—	—	40	—
Fund Shares Sold	1,932	11	70	13
Prepaid Expenses and Other Assets	35	8	13	9

Total Assets	5,530,516	115,003	131,680	33,780

LIABILITIES:
Payables:
Affiliated Investment Companies Purchased	—	10	—	13
Fund Shares Redeemed	16,878	1	110	—
Due to Advisor	1,813	39	43	11
Accrued Expenses and Other Liabilities	231	20	16	5

Total Liabilities	18,922	70	169	29

NET ASSETS	$5,511,594	$114,933	$131,511	$33,751

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $5,511,594; $114,933; $131,511 and $33,751 and shares outstanding of 341,572,645; 8,132,907; 5,129,238 and 1,392,436, respectively	$16.14	$14.13	$25.64	$24.24

NUMBER OF SHARES AUTHORIZED	1,500,000,000	100,000,000	100,000,000	100,000,000

Investments in Affiliated Investment Companies at Cost	$4,975,116	$190,942	$104,540	$30,219

NET ASSETS CONSIST OF:
Paid-In Capital	$5,026,522	$279,223	$137,845	$33,057
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	31,973	631	652	203
Accumulated Net Realized Gain (Loss)	(83,425)	(89,010)	(34,001)	(3,052)
Net Unrealized Foreign Exchange Gain (Loss)	449	47	(2)	4
Net Unrealized Appreciation (Depreciation)	536,075	(75,958)	27,017	3,539

NET ASSETS	$5,511,594	$114,933	$131,511	$33,751

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	Continental Small Company Portfolio	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$128,156	—	$694,143	—
Investments at Value (including $0, $138,661, $0 and $508,683 of securities on loan, respectively)	—	$952,214	—	$7,628,122
Temporary Cash Investments at Value & Cost	—	1,525	1,431	11,103
Collateral Received from Securities on Loan at Value & Cost	—	146,089	—	549,034
Foreign Currencies at Value	—	3,788	—	16,792
Cash	—	15	—	16
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	—	—	17,087
Dividends, Interest and Tax Reclaims	—	3,388	—	19,111
Securities Lending Income	—	88	—	635
Fund Shares Sold	16	430	1,164	3,276
Unrealized Gain on Foreign Currency Contracts	—	5	—	42
Prepaid Expenses and Other Assets	9	26	15	56

Total Assets	128,181	1,107,568	696,753	8,245,274

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	146,089	—	549,034
Investment Securities/Affiliated Investment Companies Purchased	13	2,005	766	27,388
Fund Shares Redeemed	3	557	478	8,748
Due to Advisor	42	277	20	4,173
Accrued Expenses and Other Liabilities	17	86	28	613

Total Liabilities	75	149,014	1,292	589,956

NET ASSETS	$128,106	$958,554	$695,461	$7,655,318

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Cass Shares — based on net assets of $128,106; $958,554; $695,461 and $7,655,318 and shares outstanding of 7,564,918; 171,633,295; 83,958,133 and 473,841,038, respectively	$16.93	$5.58	$8.28	$16.16

NUMBER OF SHARES AUTHORIZED	100,000,000	700,000,000	500,000,000	2,300,000,000

Investments in Affiliated Investment Companies at Cost	$110,311	$—	$527,735	$—

Investments at Cost	$—	$1,021,442	$—	$7,877,385

Foreign Currencies at Cost	$—	$3,749	$—	$16,694

NET ASSETS CONSIST OF:
Paid-In Capital	$139,133	$1,133,390	$547,469	$7,728,221
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	597	(2,542)	5,011	37,940
Accumulated Net Realized Gain (Loss)	(29,516)	(103,196)	(23,427)	137,636
Net Unrealized Foreign Exchange Gain (Loss)	47	91	—	686
Net Unrealized Appreciation (Depreciation)	17,845	(69,189)	166,408	(249,165)

NET ASSETS	$128,106	$958,554	$695,461	$7,655,318

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	International Vector Equity Portfolio	Emerging Markets Portfolio	Emerging Markets Small Cap Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$2,373,379	$1,833,749
Investments at Value (including $42,181, $0 and $0 of securities on loan, respectively)	$360,461	—	—
Temporary Cash Investments at Value & Cost	1,680	—	—
Collateral Received from Securities on Loan at Value & Cost	45,427	—	—
Foreign Currencies at Value	944	—	—
Cash	15	—	—
Receivables:
Investment Securities/Affiliated Investment Companies Sold	12	24,164	—
Dividends, Interest and Tax Reclaims	853	—	—
Securities Lending Income	40	—	—
Fund Shares Sold	160	2,872	558
Unrealized Gain on Foreign Currency Contracts	2	—	—
Prepaid Expenses and Other Assets	14	14	29

Total Assets	409,608	2,400,429	1,834,336

LIABILITIES:
Payables:
Upon Return of Securities Loaned	45,427	—	—
Investment Securities/Affiliated Investment Companies Purchased	847	—	161
Fund Shares Redeemed	37	27,036	397
Due to Advisor	135	791	676
Accrued Expenses and Other Liabilities	39	104	64

Total Liabilities	46,485	27,931	1,298

NET ASSETS	$363,123	$2,372,498	$1,833,038

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $363,123; $2,372,498 and $1,833,038 and shares outstanding of 35,328,976; 76,790,382 and 75,563,919, respectively	$10.28	$30.90	$24.26

NUMBER OF SHARES AUTHORIZED	500,000,000	500,000,000	500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$1,100,696	$1,180,635

Investments at Cost	$277,138	$—	$—

Foreign Currencies at Cost	$936	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$276,696	$964,564	$1,122,358
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	1,086	3,270	3,213
Accumulated Net Realized Gain (Loss)	1,979	136,138	57,883
Deferred Thailand Capital Gains Tax	—	(4,215)	(3,533)
Net Unrealized Foreign Exchange Gain (Loss)	31	58	3
Net Unrealized Appreciation (Depreciation)	83,331	1,272,683	653,114

NET ASSETS	$363,123	$2,372,498	$1,833,038

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	Emerging Markets Value Portfolio	Emerging Markets Core Equity Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$11,586,667	—
Investments at Value (including $0 and $339,827 of securities on loan, respectively)	—	$4,159,334
Temporary Cash Investments at Value & Cost	—	6,026
Collateral Received from Securities on Loan at Value & Cost	—	363,260
Foreign Currencies at Value	—	2,119
Cash	—	49
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	269
Dividends, Interest and Tax Reclaims	—	3,921
Securities Lending Income	—	423
Fund Shares Sold	16,023	25,659
Unrealized Gain on Foreign Currency Contracts	—	1
Prepaid Expenses and Other Assets	90	225

Total Assets	11,602,780	4,561,286

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	363,260
Investment Securities/Affiliated Investment Companies Purchased	13,173	5,425
Fund Shares Redeemed	2,850	4,185
Due to Advisor	3,793	1,886
Deferred Thailand Capital Gains Tax	—	5,966
Accrued Expenses and Other Liabilities	426	682

Total Liabilities	20,242	381,404

NET ASSETS	$11,582,538	$4,179,882

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $39,668 and $0 and shares outstanding of 20,471,843 and 0, respectively	$1.94	N/A

NUMBER OF SHARES AUTHORIZED	100,000,000	100,000,000 *

Institutional Class Shares — based on net assets of $11,542,870 and $4,179,882 and shares outstanding of 318,275,914 and 196,180,731, respectively	$36.27	$21.31

NUMBER OF SHARES AUTHORIZED	1,500,000,000	1,000,000,000

Investments in Affiliated Investment Companies at Cost	$8,440,891	$—

Investments at Cost	$—	$2,921,276

Foreign Currencies at Cost	$—	$2,071

NET ASSETS CONSIST OF:
Paid-In Capital	$7,903,300	$2,994,109
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	12,814	8,563
Accumulated Net Realized Gain (Loss)	536,606	(54,988)
Deferred Thailand Capital Gains Tax	(16,079)	(5,965)
Net Unrealized Foreign Exchange Gain (Loss)	121	57
Net Unrealized Appreciation (Depreciation)	3,145,776	1,238,106

NET ASSETS	$11,582,538	$4,179,882

*	Share class has not yet commenced operations. See Organization note in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio	U.S. Large Cap Value Portfolio*	U.S. Targeted Value Portfolio	U.S. Small Cap Value Portfolio
Investment Income
Dividends	$97	$135,162	$19,385	$52,897
Interest	1,867	33	17	34
Income from Securities Lending	—	3,106	2,001	6,907
Expenses Allocated from Affiliated Investment Company	—	(7,489)	—	—

Total Investment Income	1,964	130,812	21,403	59,838

Expenses
Investment Advisory Services Fees	79	—	1,995	12,631
Administrative Services Fees	238	9,730	4,988	18,946
Accounting & Transfer Agent Fees	39	102	242	721
S&P 500® Fees	8	—	—	—
Shareholder Servicing Fees —
Class R1 Shares	—	—	37	—
Class R2 Shares	—	—	11	—
Custodian Fees	15	—	56	115
Filing Fees	24	130	118	52
Shareholders’ Reports	3	167	96	98
Directors’/Trustees’ Fees & Expenses	1	61	19	60
Professional Fees	5	120	61	202
Other	5	57	37	128

Total Expenses	417	10,367	7,660	32,953

Net Investment Income (Loss)	1,547	120,445	13,743	26,885

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	1,013	498,315	87,567	464,145
Futures	15,127	—	(256)	—
Foreign Currency Transactions	(51)	—	—	—
In-Kind Redemptions	—	—	—	56,505
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	143	533,400	298,035	929,717
Futures	8,702	—	—	—
Translation of Foreign Currency Denominated Amounts	(171)	—	—	—

Net Realized and Unrealized Gain (Loss)	24,763	1,031,715	385,346	1,450,367

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,310	$1,152,160	$399,089	$1,477,252

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio	U.S. Small Cap Portfolio
Investment Income
Dividends	$40,649	$72,293	$19,119	$27,384
Interest	18	26	8	25
Income from Securities Lending	1,290	2,935	1,374	6,255

Total Investment Income	41,957	75,254	20,501	33,664

Expenses
Investment Advisory Services Fees	4,117	8,868	4,200	889
Administrative Services Fees	—	—	—	9,485
Accounting & Transfer Agent Fees	286	508	174	348
Custodian Fees	61	80	43	79
Filing Fees	139	198	66	62
Shareholders’ Reports	45	92	40	63
Directors’/Trustees’ Fees & Expenses	23	43	14	28
Professional Fees	89	140	44	109
Other	35	60	24	52

Total Expenses	4,795	9,989	4,605	11,115

Net Investment Income (Loss)	37,162	65,265	15,896	22,549

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	848	9,966	11,302	186,403
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	406,078	767,061	260,530	519,280

Net Realized and Unrealized Gain (Loss)	406,926	777,027	271,832	705,683

Net Increase (Decrease) in Net Assets Resulting from Operations	$444,088	$842,292	$287,728	$728,232

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio	Large Cap International Portfolio	International Core Equity Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $3,664 and $9,018, respectively)	$27,428	$81,322	$40,753	$105,858
Interest	10	25	10	43
Income from Securities Lending	6,623	2,224	1,961	7,037

Total Investment Income	34,061	83,571	42,724	112,938

Expenses
Investment Advisory Services Fees	3,089	7,245	3,622	14,583
Administrative Services Fees	12,357	—	—	—
Accounting & Transfer Agent Fees	364	287	186	484
Custodian Fees	63	27	284	1,021
Filing Fees	41	72	49	192
Shareholders’ Reports	46	90	62	108
Directors’/Trustees’ Fees & Expenses	29	23	14	41
Professional Fees	101	77	68	173
Other	60	49	41	117

Total Expenses	16,150	7,870	4,326	16,719

Net Investment Income (Loss)	17,911	75,701	38,398	96,219

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	3,056	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold	246,080	(57,195)	(16,990)	19,341
Foreign Currency Transactions	—	—	383	299
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	507,946	825,263	134,897	410,019
Translation of Foreign Currency Denominated Amounts	—	—	134	333

Net Realized and Unrealized Gain (Loss)	754,026	771,124	118,424	429,992

Net Increase (Decrease) in Net Assets Resulting from Operations	$771,937	$846,825	$156,822	$526,211

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	International Small Company Portfolio*	Japanese Small Company Portfolio*	Asia Pacific Small Company Portfolio*	United Kingdom Small Company Portfolio*
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $8,231, $161, $88 and $2, respectively)	$106,298	$2,145	$3,863	$861
Interest	29	1	1	—
Income from Securities Lending	10,238	238	301	6
Expenses Allocated from Affiliated Investment Company	(6,818)	(159)	(186)	(37)

Total Net Investment Income Received from Affiliated Investment Companies	109,747	2,225	3,979	830

Fund Investment Income
Interest	15	—	—	—

Total Fund Investment Income	15	—	—	—

Fund Expenses
Administrative Services Fees	18,673	455	441	116
Accounting & Transfer Agent Fees	77	15	15	14
Filing Fees	87	16	19	15
Shareholders’ Reports	120	2	3	—
Directors’/Trustees’ Fees & Expenses	44	1	1	—
Professional Fees	89	2	2	2
Other	42	4	5	3

Total Expenses	19,132	495	486	150
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	25	(13)

Net Expenses	19,132	495	511	137

Net Investment Income (Loss)	90,630	1,730	3,468	693

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	157,743	(12,297)	5,129	86
Foreign Currency Transactions	1,622	76	(4)	3
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	551,254	10,741	19,235	6,121
Translation of Foreign Currency Denominated Amounts	210	31	(12)	(1)

Net Realized and Unrealized Gain (Loss)	710,829	(1,449)	24,348	6,209

Net Increase (Decrease) in Net Assets Resulting from Operations	$801,459	$281	$27,816	$6,902

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Continental Small Company Portfolio*	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $366, $0, $0 and $0, respectively)	$2,317	—	—	—
Income Distributions Received from Affiliated Investment Company	—	—	$31,329	—
Interest	1	—	—	—
Income from Securities Lending	337	—	—	—
Expenses Allocated from Affiliated Investment Company	(169)	—	—	—

Total Net Investment Income Received from Affiliated Investment Companies	2,486	—	31,329	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $3,606, $0 and $12,529, respectively)	—	$53,433	—	$149,762
Interest	—	6	2	35
Income from Securities Lending	—	1,278	—	10,942

Total Fund Investment Income	—	54,717	2	160,739

Fund Expenses
Investment Advisory Services Fees	—	2,803	—	46,090
Administrative Services Fees	448	—	1,945	—
Accounting & Transfer Agent Fees	15	114	19	811
Custodian Fees	—	172	—	1,727
Filing Fees	18	49	34	108
Shareholders’ Reports	2	43	21	180
Directors’/Trustees’ Fees & Expenses	1	8	6	69
Professional Fees	2	47	15	303
Other	4	28	13	195

Total Expenses	490	3,264	2,053	49,483
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	(1,786)	—

Net Expenses	490	3,264	267	49,483

Net Investment Income (Loss)	1,996	51,453	31,064	111,256

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(5,002)	(52,532)	(16,221)	198,099
Foreign Currency Transactions	51	253	—	2,837
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	19,653	149,959	134,183	395,701
Translation of Foreign Currency Denominated Amounts	1	(8)	—	688

Net Realized and Unrealized Gain (Loss)	14,703	97,672	117,962	597,325

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,699	$149,125	$149,026	$708,581

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	International Vector Equity Portfolio	Emerging Markets Portfolio*	Emerging Markets Small Cap Portfolio*
Investment Income
Dividends (Net of Foreign Taxes Withheld of $594, $5,788 and $3,222, respectively)	$6,936	$47,729	$31,732
Interest	3	8	9
Income from Securities Lending	526	1,913	2,482
Expenses Allocated from Affiliated Investment Companies.	—	(3,955)	(4,366)

Total Investment Income	7,465	45,695	29,857

Expenses
Investment Advisory Services Fees	1,369	—	—
Administrative Services Fees	—	8,397	6,212
Accounting & Transfer Agent Fees	58	43	32
Custodian Fees	136	—	—
Filing Fees	24	46	48
Shareholders’ Reports	10	82	35
Directors’/Trustees’ Fees & Expenses	3	20	13
Professional Fees	12	42	26
Other	12	20	12

Total Expenses	1,624	8,650	6,378

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	28	—	—

Net Expenses	1,652	8,650	6,378

Net Investment Income (Loss)	5,813	37,045	23,479

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	5,866	148,805	97,897
Foreign Currency Transactions	77	506	76 **
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	28,748	317,270	373,644
Translation of Foreign Currency Denominated Amounts	27	(6)	(72)
Change in Deferred Thailand Capital Gains Tax	—	(2,143)	(2,963)

Net Realized and Unrealized Gain (Loss)	34,718	464,432	468,582

Net Increase (Decrease) in Net Assets Resulting from Operations	$40,531	$501,477	$492,061

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s respective Master Fund (Affiliated Investment Companies).
**	Net of foreign capital gain taxes withheld of $179.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Emerging Markets Value Portfolio*	Emerging Markets Core Equity Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $20,141 and $8,240, respectively)	$171,616	$68,581
Interest	72	20
Income from Securities Lending	8,393	3,539
Expenses Allocated from Affiliated Investment Companies	(17,283)	—

Total Investment Income	162,798	72,140

Expenses
Investment Advisory Services Fees	—	17,369
Administrative Services Fees	35,877	—
Accounting & Transfer Agent Fees	136	372
Shareholder Servicing Fees — Class R2 Shares	69	—
Custodian Fees	—	2,452
Filing Fees	237	122
Shareholders’ Reports	231	115
Directors’/Trustees’ Fees & Expenses	88	30
Professional Fees	159	161
Other	68	76

Total Expenses	36,865	20,697

Net Investment Income (Loss)	125,933	51,443

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	577,480	35,721
Foreign Currency Transactions**	(3,090)	(776)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,724,116	789,087
Translation of Foreign Currency Denominated Amounts	2	(19)
Change in Deferred Thailand Capital Gains Tax	(9,879)	(4,133)

Net Realized and Unrealized Gain (Loss)	2,288,629	819,880

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,414,562	$871,323

* Investment	Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
**	Net of foreign capital gain taxes withheld of $1,720 and $982, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio		U.S. Large Cap Value Portfolio		U.S. Targeted Value Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,547	$1,409	$120,445	$113,440	$13,743	$13,400
Net Realized Gain (Loss) on:
Investment Securities Sold	1,013	(24,217)	498,315	(2,244,299)	87,567	(80,571)
Futures	15,127	25,750	—	—	(256)	(823)
Foreign Currency Transactions	(51)	(1,379)	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	143	2,720	533,400	2,728,048	298,035	244,441
Futures	8,702	1,705	—	—	—	(3)
Translation of Foreign Currency Denominated Amounts	(171)	39	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	26,310	6,027	1,152,160	597,189	399,089	176,444

Distributions From:
Net Investment Income:
Class R1 Shares	—	—	—	—	(312)	(424)
Class R2 Shares	—	—	—	—	(29)	(27)
Institutional Class Shares	(1,589)	(17,802)	(116,599)	(123,996)	(12,213)	(13,728)
Net Short-Term Gains:
Institutional Class Shares	—	(1,762)	—	(6,242)	—	—

Total Distributions	(1,589)	(19,564)	(116,599)	(130,238)	(12,554)	(14,179)

Capital Share Transactions (1):
Shares Issued	15,684	58,709 *	1,304,022	1,807,041	911,104	850,582
Shares Issued in Lieu of Cash Distributions	1,525	18,404	108,979	117,409	11,528	13,641
Shares Redeemed	(49,431)	(98,676)	(1,391,178)	(1,858,197)	(521,662)	(425,490)

Net Increase (Decrease) from Capital Share Transactions	(32,222)	(21,563)	21,823	66,253	400,970	438,733

Total Increase (Decrease) in Net Assets	(7,501)	(35,100)	1,057,384	533,204	787,505	600,998
Net Assets
Beginning of Period	165,231	200,331	5,863,652	5,330,448	1,483,760	882,762

End of Period	$157,730	$165,231	$6,921,036	$5,863,652	$2,271,265	$1,483,760

(1) Shares Issued and Redeemed:
Shares Issued	2,221	9,053	74,182	140,615	65,207	88,462
Shares Issued in Lieu of Cash Distributions	224	3,392	6,369	10,018	900	1,442
Shares Redeemed	(6,983)	(17,904)	(79,010)	(145,245)	(38,952)	(44,353)
Shares Reduced by Reverse Stock Split (Note P)	—	—	—	—	(1,473)	—

Net Increase (Decrease) from Shares Issued and Redeemed	(4,538)	(5,459)	1,541	5,388	25,682	45,551

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$228	$285	$17,386	$13,540	$2,297	$1,308

* Includes	$7,414 in capital contributions related to the liquidation of The Enhanced U.S. Large Company Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio		U.S. Core Equity 2 Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$26,885	$16,559	$37,162	$31,729	$65,265	$55,180
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	464,145	(373,304)	848	(60,672)	9,966	(38,804)
Futures	—	570	—	683	—	3,212
In-Kind Redemptions	56,505 *	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	929,717	602,920	406,078	253,827	767,061	375,912
Futures	—	—	—	(2)	—	(1)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,477,252	246,745	444,088	225,565	842,292	395,499

Distributions From:
Net Investment Income:
Institutional Class Shares	(25,747)	(69,882)	(31,326)	(31,598)	(53,941)	(55,009)

Total Distributions	(25,747)	(69,882)	(31,326)	(31,598)	(53,941)	(55,009)

Capital Share Transactions (1):
Shares Issued	1,005,684	1,293,768 **	935,366	1,158,480	1,032,528	1,847,067
Shares Issued in Lieu of Cash Distributions	24,638	67,125	28,011	30,660	52,914	54,122
Shares Redeemed	(1,596,209)*	(1,372,042)	(468,313)	(714,086)	(687,751)	(938,382)

Net Increase (Decrease) from Capital Share Transactions	(565,887)	(11,149)	495,064	475,054	397,691	962,807

Total Increase (Decrease) in Net Assets	885,618	165,714	907,826	669,021	1,186,042	1,303,297
Net Assets
Beginning of Period	5,669,659	5,503,945	1,989,583	1,320,562	3,804,325	2,501,028

End of Period	$6,555,277	$5,669,659	$2,897,409	$1,989,583	$4,990,367	$3,804,325

(1) Shares Issued and Redeemed:
Shares Issued	48,187	72,979	97,948	160,998	110,280	258,455
Shares Issued in Lieu of Cash Distributions	1,272	4,580	3,032	4,155	5,795	7,485
Shares Redeemed	(78,455)	(94,264)	(49,368)	(101,230)	(73,302)	(135,979)

Net Increase (Decrease) from Shares Issued and Redeemed	(28,996)	(16,705)	51,612	63,923	42,773	129,961

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,668	$2,918	$6,193	$373	$11,980	$698

* See	Note M in the Notes to Financial Statements.
** Includes	$28,400 in capital contributions related to the liquidation of The U.S. Small Cap Value Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Vector Equity Portfolio		U.S. Small Cap Portfolio		U.S. Micro Cap Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$15,896	$14,733	$22,549	$10,818	$17,911	$10,509
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	11,302	(80,019)	186,403	(68,079)	246,080	(190,350)
Futures	—	407	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	260,530	173,818	519,280	284,014	507,946	168,490

Net Increase (Decrease) in Net Assets Resulting from Operations	287,728	108,939	728,232	226,753	771,937	(11,351)

Distributions From:
Net Investment Income:
Institutional Class Shares	(14,799)	(16,454)	(21,528)	(26,412)	(17,526)	(57,816)

Total Distributions	(14,799)	(16,454)	(21,528)	(26,412)	(17,526)	(57,816)

Capital Share Transactions (1):
Shares Issued	375,571	508,175	754,050	877,915 *	291,712	588,720 **
Shares Issued in Lieu of Cash Distributions	14,588	16,189	20,104	24,690	16,858	56,003
Shares Redeemed	(282,779)	(289,358)	(611,402)	(647,794)	(703,060)	(681,416)

Net Increase (Decrease) from Capital Share Transactions	107,380	235,006	162,752	254,811	(394,490)	(36,693)

Total Increase (Decrease) in Net Assets	380,309	327,491	869,456	455,152	359,921	(105,860)
Net Assets
Beginning of Period	1,178,114	850,623	2,522,001	2,066,849	2,818,365	2,924,225

End of Period	$1,558,423	$1,178,114	$3,391,457	$2,522,001	$3,178,286	$2,818,365

(1) Shares Issued and Redeemed:
Shares Issued	41,113	74,700	42,652	67,035	26,534	53,716
Shares Issued in Lieu of Cash Distributions	1,659	2,427	1,220	2,058	1,594	6,981
Shares Redeemed	(30,825)	(44,108)	(35,288)	(54,475)	(63,240)	(84,421)

Net Increase (Decrease) from Shares Issued and Redeemed	11,947	33,019	8,584	14,618	(35,112)	(23,724)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$2,968	$1,895	$4,657	$3,780	$3,227	$3,100

* Includes	$8,355 in capital contributions related to the liquidation of The U.S. Small Cap Series. See Organization note within the Notes to Financial Statements.
** Includes	$11,529 in capital contributions related to the liquidation of The U.S. Micro Cap Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Real Estate Securities Portfolio		Large Cap International Portfolio		International Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$75,701	$69,730	$38,398	$36,172	$96,219	$77,941
Capital Gain Distributions Received from Investment Securities	3,056	16,169	—	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold	(57,195)	(106,626)	(16,990)	(150,602)	19,341	(83,575)
Futures	—	(1,065)	—	919	—	(2,556)
Foreign Currency Transactions	—	—	383	951	299	1,319
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	825,263	92,786	134,897	374,243	410,019	928,934
Futures	—	(10)	—	—	—	(15)
Translation of Foreign Currency Denominated Amounts	—	—	134	(64)	333	(108)

Net Increase (Decrease) in Net Assets Resulting from Operations	846,825	70,984	156,822	261,619	526,211	921,940

Distributions From:
Net Investment Income:
Institutional Class Shares	(70,908)	(95,934)	(40,390)	(32,286)	(83,173)	(77,469)

Total Distributions	(70,908)	(95,934)	(40,390)	(32,286)	(83,173)	(77,469)

Capital Share Transactions (1):
Shares Issued	469,431	760,871	380,265	380,682	1,275,823	1,709,907
Shares Issued in Lieu of Cash Distributions	68,782	93,552	39,047	31,081	79,558	75,441
Shares Redeemed	(643,137)	(557,875)	(283,409)	(483,605)	(631,272)	(911,026)

Net Increase (Decrease) from Capital Share Transactions	(104,924)	296,548	135,903	(71,842)	724,109	874,322

Total Increase (Decrease) in Net Assets	670,993	271,598	252,335	157,491	1,167,147	1,718,793
Net Assets
Beginning of Period	2,018,559	1,746,961	1,364,351	1,206,860	3,699,842	1,981,049

End of Period	$2,689,552	$2,018,559	$1,616,686	$1,364,351	$4,866,989	$3,699,842

(1) Shares Issued and Redeemed:
Shares Issued	25,336	61,585	20,917	26,226	128,031	227,407
Shares Issued in Lieu of Cash Distributions	3,862	7,388	2,285	2,085	8,624	9,039
Shares Redeemed	(34,560)	(45,050)	(15,664)	(34,086)	(63,215)	(123,941)

Net Increase (Decrease) from Shares Issued and Redeemed	(5,362)	23,923	7,538	(5,775)	73,440	112,505

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$12,994	$8,197	$3,984	$5,593	$16,165	$2,148

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International Small Company Portfolio		Japanese Small Company Portfolio		Asia Pacific Small Company Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$90,630	$83,540	$1,730	$1,879	$3,468	$2,525
Net Realized Gain (Loss) on:
Investment Securities Sold	157,743	(110,040)	(12,297)	(14,110)	5,129	(8,877)
Futures	—	592	—	43	—	(89)
Foreign Currency Transactions	1,622	1,180	76	250	(4)	23
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	551,254	1,280,471	10,741	37,328	19,235	52,469
Futures	—	1	—	—	—	—
Translation of Foreign Currency Denominated Amounts	210	(297)	31	(61)	(12)	29

Net Increase (Decrease) in Net Assets Resulting from Operations	801,459	1,255,447	281	25,329	27,816	46,080

Distributions From:
Net Investment Income:
Institutional Class Shares	(84,604)	(81,118)	(1,845)	(2,426)	(3,162)	(2,724)

Total Distributions	(84,604)	(81,118)	(1,845)	(2,426)	(3,162)	(2,724)

Capital Share Transactions (1):
Shares Issued	1,099,327	890,444	11,290	18,298	28,331	18,265
Shares Issued in Lieu of Cash Distributions	80,737	77,147	1,609	2,219	2,788	2,398
Shares Redeemed	(655,189)	(956,429)	(10,460)	(62,735)	(26,115)	(26,210)

Net Increase (Decrease) from Capital Share Transactions	524,875	11,162	2,439	(42,218)	5,004	(5,547)

Total Increase (Decrease) in Net Assets	1,241,730	1,185,491	875	(19,315)	29,658	37,809
Net Assets
Beginning of Period	4,269,864	3,084,373	114,058	133,373	101,853	64,044

End of Period	$5,511,594	$4,269,864	$114,933	$114,058	$131,511	$101,853

(1) Shares Issued and Redeemed:
Shares Issued	75,592	81,822	793	1,589	1,254	1,318
Shares Issued in Lieu of Cash Distributions	5,955	6,961	116	174	135	196
Shares Redeemed	(45,123)	(89,990)	(742)	(4,937)	(1,206)	(2,055)

Net Increase (Decrease) from Shares Issued and Redeemed	36,424	(1,207)	167	(3,174)	183	(541)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$31,973	$13,949	$631	$665	$652	$246

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	United Kingdom Small Company Portfolio		Continental Small Company Portfolio		DFA International Real Estate Securities Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$693	$861	$1,996	$2,168	$51,453	$32,101
Net Realized Gain (Loss) on:
Investment Securities Sold	86	(2,247)	(5,002)	(7,421)	(52,532)	(36,531)
Futures	—	26	—	(137)	—	234
Foreign Currency Transactions	3	(10)	51	(49)	253	185
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	6,121	9,569	19,653	37,449	149,959	170,229
Futures	—	—	—	(1)	—	—
Translation of Foreign Currency Denominated Amounts	(1)	(6)	1	24	(8)	209

Net Increase (Decrease) in Net Assets Resulting from Operations	6,902	8,193	16,699	32,033	149,125	166,427

Distributions From:
Net Investment Income:
Institutional Class Shares	(694)	(658)	(1,863)	(2,087)	(78,863)	(11,227)

Total Distributions	(694)	(658)	(1,863)	(2,087)	(78,863)	(11,227)

Capital Share Transactions (1):
Shares Issued	2,343	4,137	15,385	14,850	236,837	331,853
Shares Issued in Lieu of Cash Distributions	537	556	1,577	1,874	78,275	11,113
Shares Redeemed	(3,200)	(10,248)	(14,618)	(29,732)	(169,149)	(150,317)

Net Increase (Decrease) from Capital Share Transactions	(320)	(5,555)	2,344	(13,008)	145,963	192,649

Total Increase (Decrease) in Net Assets	5,888	1,980	17,180	16,938	216,225	347,849
Net Assets
Beginning of Period	27,863	25,883	110,926	93,988	742,329	394,480

End of Period	$33,751	$27,863	$128,106	$110,926	$958,554	$742,329

(1) Shares Issued and Redeemed:
Shares Issued	115	288	1,040	1,344	48,350	82,981
Shares Issued in Lieu of Cash Distributions	27	36	118	148	16,761	3,104
Shares Redeemed	(155)	(733)	(978)	(2,868)	(35,159)	(38,756)

Net Increase (Decrease) from Shares Issued and Redeemed	(13)	(409)	180	(1,376)	29,952	47,329

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$203	$171	$597	$(12)	$(2,542)	$24,078

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Global Real Estate Securities Portfolio		DFA International Small Cap Value Portfolio		International Vector Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$31,064	$7,504	$111,256	$118,909	$5,813	$4,181
Net Realized Gain (Loss) on:
Investment Securities Sold	(16,221)	(6,921)	198,099	(20,925)	5,866	(3,551)
Futures	—	—	—	(9,031)	—	(232)
Foreign Currency Transactions	—	—	2,837	(2,189)	77	(23)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	134,183	66,893	395,701	1,907,503	28,748	71,485
Futures	—	—	—	(28)	—	(1)
Translation of Foreign Currency Denominated Amounts	—	—	688	(469)	27	(11)

Net Increase (Decrease) in Net Assets Resulting from Operations	149,026	67,476	708,581	1,993,770	40,531	71,848

Distributions From:
Net Investment Income:
Institutional Class Shares	(30,870)	(2,346)	(101,689)	(105,935)	(5,380)	(3,671)
Net Short-Term Gains:
Institutional Class Shares	—	(24)	—	—	—	—
Net Long-Term Gains:
Institutional Class Shares	—	—	—	(25,433)	—	—

Total Distributions	(30,870)	(2,370)	(101,689)	(131,368)	(5,380)	(3,671)

Capital Share Transactions (1):
Shares Issued	291,090	345,457	1,457,097	1,516,998	109,333	203,871
Shares Issued in Lieu of Cash Distributions	30,424	2,351	94,455	123,396	5,137	3,533
Shares Redeemed	(176,711)	(71,084)	(1,363,083)	(1,442,587)	(49,042)	(79,811)

Net Increase (Decrease) from Capital Share Transactions	144,803	276,724	188,469	197,807	65,428	127,593

Total Increase (Decrease) in Net Assets	262,959	341,830	795,361	2,060,209	100,579	195,770
Net Assets
Beginning of Period	432,502	90,672	6,859,957	4,799,748	262,544	66,774

End of Period	$695,461	$432,502	$7,655,318	$6,859,957	$363,123	$262,544

(1) Shares Issued and Redeemed:
Shares Issued	40,187	62,358	96,841	132,410	11,526	30,203
Shares Issued in Lieu of Cash Distributions	4,617	445	6,841	10,640	590	455
Shares Redeemed	(24,880)	(13,777)	(89,769)	(126,703)	(5,261)	(12,091)

Net Increase (Decrease) from Shares Issued and Redeemed	19,924	49,026	13,913	16,347	6,855	18,567

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$5,011	$4,918	$37,940	$10,232	$1,086	$715

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio		Emerging Markets Small Cap Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$37,045	$33,922	$23,479	$15,885
Net Realized Gain (Loss) on:
Investment Securities Sold	148,805	37,268	97,897	(15,114)
Futures	—	(2,712)	—	(630)
Foreign Currency Transactions	506	(28)	76 *	(178)
In-Kind Redemptions	—	17,805	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	317,270	592,684	373,644	522,143
Futures	—	(30)	—	(9)
Translation of Foreign Currency Denominated Amounts	(6)	196	(72)	168
Change in Deferred Thailand Capital Gains Tax	(2,143)	(1,264)	(2,963)	(785)

Net Increase (Decrease) in Net Assets Resulting from Operations	501,477	677,841	492,061	521,480

Distributions From:
Net Investment Income:
Institutional Class Shares	(34,414)	(33,127)	(22,294)	(16,832)
Net Short-Term Gains:
Institutional Class Shares	(2,485)	—	—	—
Net Long-Term Gains:
Institutional Class Shares	(29,814)	(20,948)	—	—

Total Distributions	(66,713)	(54,075)	(22,294)	(16,832)

Capital Share Transactions (1):
Shares Issued	464,965	448,802	468,984	278,046
Shares Issued in Lieu of Cash Distributions	60,045	48,701	18,296	15,192
Shares Redeemed	(553,564)	(663,241)	(257,967)	(211,257)

Net Increase (Decrease) from Capital Share Transactions	(28,554)	(165,738)	229,313	81,981

Total Increase (Decrease) in Net Assets	406,210	458,028	699,080	586,629
Net Assets
Beginning of Period	1,966,288	1,508,260	1,133,958	547,329

End of Period	$2,372,498	$1,966,288	$1,833,038	$1,133,958

(1) Shares Issued and Redeemed:
Shares Issued	16,688	23,617	22,700	23,468
Shares Issued in Lieu of Cash Distributions	2,260	2,705	933	1,244
Shares Redeemed	(20,100)	(36,851)	(13,059)	(18,390)

Net Increase (Decrease) from Shares Issued and Redeemed	(1,152)	(10,529)	10,574	6,322

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,270	$3,281	$3,213	$2,323

*	Net of foreign capital gain taxes withheld of $179.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Value Portfolio		Emerging Markets Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$125,933	$89,732	$51,443	$36,040
Net Realized Gain (Loss) on:
Investment Securities Sold	577,480	76,523	35,721	(25,567)
Futures	—	—	—	(873)
Foreign Currency Transactions	(3,090)*	—	(776)*	(297)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,724,116	2,867,814	789,087	981,322
Futures	—	—	—	(4)
Translation of Foreign Currency Denominated Amounts	2	—	(19)	33
Deferred Thailand Capital Gains Tax	(9,879)	—	(4,133)	(1,800)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,414,562	3,034,069	871,323	988,854

Distributions From:
Net Investment Income:
Class R2 Shares	(5,375)	(427)	—	—
Institutional Class Shares	(109,197)	(77,134)	(48,768)	(29,028)
Net Short-Term Gains:
Class R2 Shares	(513)	(76)	—	—
Institutional Class Shares	(65,356)	(36,974)	—	—
Net Long-Term Gains:
Class R2 Shares	(909)	(1,070)	—	—
Institutional Class Shares	(115,729)	(517,440)	—	—

Total Distributions	(297,079)	(633,121)	(48,768)	(29,028)

Capital Share Transactions (1):
Shares Issued	3,348,220	1,980,752	1,458,158	935,028
Shares Issued in Lieu of Cash Distributions	272,770	576,478	43,732	27,561
Shares Redeemed	(1,562,283)	(1,289,209)	(599,598)	(622,906)

Net Increase (Decrease) from Capital Share Transactions	2,058,707	1,268,021	902,292	339,683

Total Increase (Decrease) in Net Assets	4,176,190	3,668,969	1,724,847	1,299,509
Net Assets
Beginning of Period	7,406,348	3,737,379	2,455,035	1,155,526

End of Period	$11,582,538	$7,406,348	$4,179,882	$2,455,035

(1) Shares Issued and Redeemed:
Shares Issued	121,548	93,083	77,138	84,048
Shares Issued in Lieu of Cash Distributions	12,712	35,123	2,449	2,073
Shares Redeemed	(53,662)	(63,359)	(32,331)	(54,153)

Net Increase (Decrease) from Shares Issued and Redeemed	80,598	64,847	47,256	31,968

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$12,814	$12,574	$8,563	$6,664

*	Net of foreign capital gain taxes withheld of $1,720 and $982, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Enhanced U.S. Large Company Portfolio	U.S. Large Cap Value Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$6.48	$6.47	$10.91	$10.95	$9.82	$9.35	$15.81	$14.58	$24.44	$25.40	$21.93	$19.37

Income From Investment Operations
Net Investment Income (Loss)	0.07	(A)	0.05	(A)	0.39	(A)	0.30	(A)	0.12	(A)	0.29	0.33	(A)	0.31	(A)	0.36	(A)	0.33	(A)	0.38	(A)	0.30
Net Gains (Losses) on Securities (Realized and Unrealized)	1.05	0.61	(3.74)	0.45	1.19	0.37	2.76	1.28	(8.83)	(0.43)	3.50	2.49

Total From Investment Operations	1.12	0.66	(3.35)	0.75	1.31	0.66	3.09	1.59	(8.47)	(0.10)	3.88	2.79
Less Distributions
Net Investment Income	(0.07)	(0.59)	(0.36)	(0.36)	(0.18)	(0.19)	(0.32)	(0.34)	(0.35)	(0.32)	(0.35)	(0.23)
Net Realized Gains	—	(0.06)	(0.73)	(0.43)	—	—	—	(0.02)	(1.04)	(0.54)	(0.06)	—

Total Distributions	(0.07)	(0.65)	(1.09)	(0.79)	(0.18)	(0.19)	(0.32)	(0.36)	(1.39)	(0.86)	(0.41)	(0.23)
Net Asset Value, End of Period	$7.53	$6.48	$6.47	$10.91	$10.95	$9.82	$18.58	$15.81	$14.58	$24.44	$25.40	$21.93

Total Return	17.40%	12.23%	(33.89	)%(C)	7.13%	13.52%	7.08%	19.72%	11.76%	(36.63	)%(C)	(0.49)%	17.97%	14.49%
Net Assets, End of Period (thousands)	$157,730	$165,231	$200,331	$337,050	$347,216	$313,543	$6,921,036	$5,863,652	$5,330,448	$7,535,552	$6,410,086	$4,046,083
Ratio of Expenses to Average Net Assets	0.26%	0.29	%**	0.25	%(B)(D)	0.25	%(D)	0.26	%(D)	0.34	%(D)	0.28%	0.30	%(D)	0.28	%(B)(D)	0.27	%(D)	0.28	%(D)	0.30	%(D)
Ratio of Net Investment Income to Average Net Assets	0.98%	0.86%	4.74	%(B)	2.67%	1.19%	3.11%	1.86%	2.26%	1.86	%(B)	1.28%	1.64%	1.48%
Portfolio Turnover Rate	78%	46	%*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

*	For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, Enhanced U.S. Large Company Portfolio invests directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Targeted Value Portfolio- Class R1 Shares†	U.S. Targeted Value Portfolio- Class R2 Shares†	U.S. Targeted Value Portfolio- Institutional Class Shares
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Jan. 31, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period June 30, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$11.73	$10.92	$14.69	$11.74	$10.91	$13.94	$11.70	$10.84	$15.89	$18.69	$17.33	$17.09

Income From Investment Operations
Net Investment Income (Loss)	0.07	(A)	0.12	(A)	0.13	(A)	0.05	(A)	0.10	(A)	0.05	(A)	0.09	(A)	0.12	(A)	0.18	(A)	0.20	(A)	0.21	(A)	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	3.07	0.87	(3.76)	3.07	0.88	(3.02)	3.06	0.88	(4.68)	(1.32)	2.84	1.59

Total From Investment Operations	3.14	0.99	(3.63)	3.12	0.98	(2.97)	3.15	1.00	(4.50)	(1.12)	3.05	1.91
Less Distributions
Net Investment Income	(0.12)	(0.18)	(0.14)	(0.10)	(0.15)	(0.06)	(0.09)	(0.14)	(0.15)	(0.20)	(0.25)	(0.23)
Net Realized Gains	—	—	—	—	—	—	—	—	(0.40)	(1.48)	(1.44)	(1.44)

Total Distributions	(0.12)	(0.18)	(0.14)	(0.10)	(0.15)	(0.06)	(0.09)	(0.14)	(0.55)	(1.68)	(1.69)	(1.67)
Net Asset Value, End of Period	$14.75	$11.73	$10.92	$14.76	$11.74	$10.91	$14.76	$11.70	$10.84	$15.89	$18.69	$17.33

Total Return	26.93%	9.36%	(24.96	)%(C)	26.66%	9.23%	(21.40	)%(C)	27.02%	9.47%	(29.27	)%(C)	(6.59)%	19.48%	12.17%
Net Assets, End of Period (thousands)	$41,316	$31,393	$25,599	$5,967	$2,930	$1,715	$2,223,982	$1,449,437	$855,448	$554,805	$215,338	$172,595
Ratio of Expenses to Average Net Assets	0.49%	0.52%	0.50	%(B)(E)	0.64%	0.67%	0.66	%(B)(E)	0.38%	0.41%	0.40	%(B)	0.41	%(D)**	0.46	%(D)	0.47	%(D)
Ratio of Net Investment Income to Average Net Assets	0.59%	1.12%	1.24	%(B)(E)	0.44%	0.91%	1.35	%(B)(E)	0.69%	1.19%	1.39	%(B)	1.12%	1.19%	1.91%
Portfolio Turnover Rate	20%	17%	20	%(C)	20%	17%	20	%(C)	20%	17%	20	%(C)	9	%(C)*	N/A	N/A

*	For the period March 30, 2007 through November 30, 2007. Effective March 30, 2007, U.S. Targeted Value Portfolio invests directly in securities rather than through the Series.
** Represents	the combined ratios for the respective portfolio and for the period December 1, 2006 through March 29, 2007, its respective pro-rata share of its Master Fund Series.
† All	per share amounts and net assets values have been adjusted as a result of the reverse stock split on November 19, 2010. (Note P)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Small Cap Value Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$17.69	$16.32	$26.49	$31.59	$28.74	$27.71

Income From Investment Operations
Net Investment Income (Loss)	0.09	(A)	0.04	(A)	0.18	(A)	0.30	(A)	0.28	(A)	0.29
Net Gains (Losses) on Securities (Realized and Unrealized)	4.79	1.54	(7.86)	(2.72)	5.06	2.66

Total From Investment Operations	4.88	1.58	(7.68)	(2.42)	5.34	2.95
Less Distributions
Net Investment Income	(0.08)	(0.21)	(0.22)	(0.28)	(0.23)	(0.26)
Net Realized Gains	—	—	(2.27)	(2.40)	(2.26)	(1.66)

Total Distributions	(0.08)	(0.21)	(2.49)	(2.68)	(2.49)	(1.92)
Net Asset Value, End of Period	$22.49	$17.69	$16.32	$26.49	$31.59	$28.74

Total Return	27.69%	9.97%	(31.80	)%(C)	(8.41)%	20.29%	11.32%
Net Assets, End of Period (thousands)	$6,555,277	$5,669,659	$5,503,945	$8,802,846	$8,738,278	$6,924,234
Ratio of Expenses to Average Net Assets	0.52%	0.54	%**	0.52	%(B)(D)	0.52	%(D)	0.53	%(D)	0.55	%(D)
Ratio of Net Investment Income to Average Net Assets	0.43%	0.27%	0.86	%(B)	0.98%	0.94%	1.04%
Portfolio Turnover Rate	19%	21	%*	N/A	N/A	N/A	N/A

*	For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, U.S. Small Cap Value Portfolio invests directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$8.54	$7.81	$11.83	$11.50	$10.22	$10.00	$8.39	$7.73	$11.77	$11.65	$10.24	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.15	(A)	0.15	(A)	0.17	(A)	0.19	(A)	0.17	(A)	0.03	0.14	(A)	0.14	(A)	0.17	(A)	0.19	(A)	0.17	(A)	0.03
Net Gains (Losses) on Securities (Realized and Unrealized)	1.61	0.73	(4.03)	0.35	1.28	0.19	1.64	0.66	(4.04)	0.13	1.40	0.21

Total From Investment Operations	1.76	0.88	(3.86)	0.54	1.45	0.22	1.78	0.80	(3.87)	0.32	1.57	0.24
Less Distributions
Net Investment Income	(0.12)	(0.15)	(0.16)	(0.18)	(0.17)	—	(0.11)	(0.14)	(0.17)	(0.17)	(0.16)	—
Net Realized Gains	—	—	—	(0.03)	—	—	—	—	—	(0.03)	—	—

Total Distributions	(0.12)	(0.15)	(0.16)	(0.21)	(0.17)	—	(0.11)	(0.14)	(0.17)	(0.20)	(0.16)	—
Net Asset Value, End of Period	$10.18	$8.54	$7.81	$11.83	$11.50	$10.22	$10.06	$8.39	$7.73	$11.77	$11.65	$10.24

Total Return	20.80%	11.64%	(32.85	)%(C)	4.68%	14.35%	2.20	%(C)	21.41%	10.66%	(33.16	)%(C)	2.78%	15.50%	2.40	%(C)
Net Assets, End of Period (thousands)	$2,897,409	$1,989,583	$1,320,562	$1,210,031	$652,270	$123,591	$4,990,367	$3,804,325	$2,501,028	$2,939,420	$1,216,310	$182,078
Ratio of Expenses to Average Net Assets	0.20%	0.22%	0.20	%(B)	0.20%	0.23%	0.23	%(B)(E)	0.23%	0.24%	0.23	%(B)	0.23%	0.26%	0.26	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.20%	0.22%	0.20	%(B)	0.20%	0.23%	0.37	%(B)(E)	0.23%	0.24%	0.23	%(B)	0.23%	0.26%	0.38	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.53%	2.02%	1.78	%(B)	1.53%	1.52%	1.85	%(B)(E)	1.47%	1.89%	1.77	%(B)	1.55%	1.55%	1.92	%(B)(E)
Portfolio Turnover Rate	4%	7%	5	%(C)	10%	6%	0	%(C)	7%	4%	8	%(C)	7%	5%	0	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Vector Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Period Dec. 30, 2005(a) to Nov. 30, 2006
Net Asset Value, Beginning of Period	$8.03	$7.48	$11.38		$11.79	$10.00

Income From Investment Operations
Net Investment Income (Loss)(A)	0.10	0.11	0.15		0.16	0.13
Net Gains (Losses) on Securities (Realized and Unrealized)	1.79	0.57	(3.89)		(0.25)	1.73

Total From Investment Operations	1.89	0.68	(3.74)		(0.09)	1.86
Less Distributions
Net Investment Income	(0.10)	(0.13)	(0.16)		(0.14)	(0.07)
Net Realized Gains	—	—	—		(0.18)	—

Total Distributions	(0.10)	(0.13)	(0.16)		(0.32)	(0.07)
Net Asset Value, End of Period	$9.82	$8.03	$7.48		$11.38	$11.79

Total Return	23.65%	9.47%	(33.29	)%(C)	(0.87)%	18.65	%(C)
Net Assets, End of Period (thousands)	$1,558,423	$1,178,114	$850,623		$959,742	$403,312
Ratio of Expenses to Average Net Assets	0.33%	0.35%	0.34	%(B)	0.34%	0.36	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.33%	0.35%	0.34	%(B)	0.33%	0.39	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.13%	1.60%	1.66	%(B)	1.29%	1.24	%(B)(E)
Portfolio Turnover Rate	11%	11%	11	%(C)	14%	24	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$14.89	$13.35	$20.64	$22.46	$20.75	$19.13	$9.57	$9.19	$14.80	$16.83	$15.91	$15.06

Income From Investment Operations
Net Investment Income (Loss)	0.13	(A)	0.06	(A)	0.14	(A)	0.21	(A)	0.17	(A)	0.15	0.06	(A)	0.03	(A)	0.10	(A)	0.14	(A)	0.10	(A)	0.07
Net Gains (Losses) on Securities (Realized and Unrealized)	4.17	1.65	(6.08)	(0.66)	2.84	1.75	2.68	0.54	(4.32)	(0.69)	2.04	1.43

Total From Investment Operations	4.30	1.71	(5.94)	(0.45)	3.01	1.90	2.74	0.57	(4.22)	(0.55)	2.14	1.50
Less Distributions
Net Investment Income	(0.13)	(0.17)	(0.17)	(0.21)	(0.13)	(0.13)	(0.06)	(0.19)	(0.13)	(0.13)	(0.08)	(0.06)
Net Realized Gains	—	—	(1.18)	(1.16)	(1.17)	(0.15)	—	—	(1.26)	(1.35)	(1.14)	(0.59)

Total Distributions	(0.13)	(0.17)	(1.35)	(1.37)	(1.30)	(0.28)	(0.06)	(0.19)	(1.39)	(1.48)	(1.22)	(0.65)
Net Asset Value, End of Period	$19.06	$14.89	$13.35	$20.64	$22.46	$20.75	$12.25	$9.57	$9.19	$14.80	$16.83	$15.91

Total Return	28.99%	13.08%	(30.67	)%(C)	(2.17)%	15.49%	10.04%	28.77%	6.61%	(31.33	)%(C)	(3.63)%	14.52%	10.33%
Net Assets, End of Period (thousands)	$3,391,457	$2,522,001	$2,066,849	$3,285,093	$3,297,199	$2,641,670	$3,178,286	$2,818,365	$2,924,225	$4,700,371	$4,824,003	$3,949,511
Ratio of Expenses to Average Net Assets	0.37%	0.40	%**	0.38	%(B)(D)	0.38	%(D)	0.38	%(D)	0.40	%(D)	0.52%	0.54	%**	0.53	%(B)(D)	0.52	%(D)	0.53	%(D)	0.55	%(D)
Ratio of Net Investment Income to Average Net Assets	0.76%	0.50%	0.86	%(B)	0.95%	0.82%	0.78%	0.58%	0.38%	0.91	%(B)	0.89%	0.64%	0.48%
Portfolio Turnover Rate	19%	17	%*	N/A	N/A	N/A	N/A	9%	12	%*	N/A	N/A	N/A	N/A

*	For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, the Portfolios invest directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Real Estate Securities Portfolio	Large Cap International Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$15.29	$16.16	$27.20	$33.80	$25.75	$23.02	$18.02	$14.81	$27.18	$23.60	$19.00	$17.31

Income From Investment Operations
Net Investment Income (Loss)	0.58	(A)	0.58	(A)	0.64	(A)	0.62	(A)	0.64	(A)	0.82	0.48	(A)	0.48	(A)	0.68	(A)	0.68	(A)	0.55	(A)	0.44
Net Gains (Losses) on Securities (Realized and Unrealized)	5.92	(0.62)	(9.28)	(5.64)	8.84	3.33	1.43	3.16	(12.06)	3.57	4.68	1.72

Total From Investment Operations	6.50	(0.04)	(8.64)	(5.02)	9.48	4.15	1.91	3.64	(11.38)	4.25	5.23	2.16
Less Distributions
Net Investment Income	(0.55)	(0.83)	(0.30)	(0.70)	(1.02)	(0.86)	(0.51)	(0.43)	(0.64)	(0.67)	(0.63)	(0.47)
Net Realized Gains.	—	—	(2.10)	(0.88)	(0.41)	(0.56)	—	—	(0.35)	—	—	—

Total Distributions	(0.55)	(0.83)	(2.40)	(1.58)	(1.43)	(1.42)	(0.51)	(0.43)	(0.99)	(0.67)	(0.63)	(0.47)
Net Asset Value, End of Period	$21.24	$15.29	$16.16	$27.20	$33.80	$25.75	$19.42	$18.02	$14.81	$27.18	$23.60	$19.00

Total Return	43.21%	0.98%	(34.46	)%(C)	(15.45)%	38.23%	18.81%	10.99%	25.20%	(43.14	)%(C)	18.18%	28.00%	12.73%
Net Assets, End of Period (thousands)	$2,689,552	$2,018,559	$1,746,961	$2,671,457	$2,837,026	$1,836,650	$1,616,686	$1,364,351	$1,206,860	$2,224,180	$1,673,239	$1,125,455
Ratio of Expenses to Average Net Assets	0.33%	0.36%	0.33	%(B)	0.33%	0.33%	0.37%	0.30%	0.32%	0.29	%(B)	0.29%	0.29%	0.37%
Ratio of Net Investment Income to Average Net Assets	3.13%	4.54%	3.01	%(B)	1.99%	2.25%	3.11%	2.65%	3.14%	3.18	%(B)	2.62%	2.56%	2.41%
Portfolio Turnover Rate	2%	2%	13	%(C)	17%	10%	3%	7%	12%	12	%(C)	5%	4%	4%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$9.79	$7.46	$14.35		$12.82	$10.07	$10.00

Income From Investment Operations
Net Investment Income (Loss)(A)	0.23	0.23	0.37		0.35	0.28	0.04
Net Gains (Losses) on Securities (Realized and Unrealized)	0.96	2.32	(6.76)		1.54	2.71	0.03

Total From Investment Operations	1.19	2.55	(6.39)		1.89	2.99	0.07
Less Distributions
Net Investment Income	(0.20)	(0.22)	(0.35)		(0.32)	(0.24)	—
Net Realized Gains	—	—	(0.15)		(0.04)	—	—

Total Distributions	(0.20)	(0.22)	(0.50)		(0.36)	(0.24)	—
Net Asset Value, End of Period	$10.78	$9.79	$7.46		$14.35	$12.82	$10.07

Total Return	12.48%	34.81%	(45.76	)%(C)	14.83%	30.06%	0.70	%(C)
Net Assets, End of Period (thousands)	$4,866,989	$3,699,842	$1,981,049		$2,342,187	$851,077	$121,249
Ratio of Expenses to Average Net Assets	0.40%	0.41%	0.41	%(B)	0.41%	0.48%	0.49	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.40%	0.41%	0.41	%(B)	0.41%	0.46%	0.90	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.31%	2.84%	3.39	%(B)	2.49%	2.35%	1.89	%(B)(E)
Portfolio Turnover Rate	2%	5%	4	%(C)	4%	2%	0	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International Small Company Portfolio							Japanese Small Company Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$13.99	$10.07	$20.80		$19.43	$16.19	$14.12	$14.32	$11.97	$16.75		$17.23	$17.97	$13.99

Income From Investment Operations
Net Investment Income (Loss)(A)	0.28	0.28	0.44		0.43	0.36	0.31	0.22	0.22	0.29		0.27	0.22	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	2.13	3.91	(9.55)		2.07	4.02	2.38	(0.18)	2.39	(4.78)		(0.52)	(0.73)	4.00

Total From Investment Operations	2.41	4.19	(9.11)		2.50	4.38	2.69	0.04	2.61	(4.49)		(0.25)	(0.51)	4.16
Less Distributions
Net Investment Income	(0.26)	(0.27)	(0.45)		(0.46)	(0.36)	(0.29)	(0.23)	(0.26)	(0.29)		(0.23)	(0.23)	(0.18)
Net Realized Gains	—	—	(1.17)		(0.67)	(0.78)	(0.33)	—	—	—		—	—	—

Total Distributions	(0.26)	(0.27)	(1.62)		(1.13)	(1.14)	(0.62)	(0.23)	(0.26)	(0.29)		(0.23)	(0.23)	(0.18)
Net Asset Value, End of Period	$16.14	$13.99	$10.07		$20.80	$19.43	$16.19	$14.13	$14.32	$11.97		$16.75	$17.23	$17.97

Total Return	17.61%	42.34%	(47.13	)%(C)	13.29%	28.51%	19.74%	0.33%	22.08%	(27.16	)%(C)	(1.51)%	(2.94)%	30.13%
Net Assets, End of Period (thousands)	$5,511,594	$4,269,864	$3,084,373		$5,597,209	$4,546,071	$2,725,231	$114,933	$114,058	$133,373		$199,080	$168,957	$169,995
Ratio of Expenses to Average Net Assets (D)	0.56%	0.57%	0.55	%(B)	0.55%	0.56%	0.64%	0.57%	0.59%	0.58	%(B)	0.56%	0.61%	0.68%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.56%	0.57%	0.55	%(B)	0.55%	0.56%	0.64%	0.57%	0.59%	0.58	%(B)	0.56%	0.58%	0.68%
Ratio of Net Investment Income to Average Net Assets	1.94%	2.48%	2.90	%(B)	2.03%	2.04%	2.05%	1.52%	1.68%	2.18	%(B)	1.51%	1.19%	1.03%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$20.59	$11.67	$28.73	$20.26	$15.28	$14.54	$19.83	$14.27	$31.29	$32.97	$24.65	$23.47

Income From Investment Operations
Net Investment Income (Loss)	0.69	(A)	0.50	(A)	0.83	(A)	0.79	(A)	0.64	(A)	0.70	0.50	(A)	0.55	(A)	0.77	(A)	0.78	(A)	0.61	(A)	0.64	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	4.99	8.95	(17.04)	8.43	4.92	0.54	4.41	5.44	(15.84)	(0.08)	9.61	2.15

Total From Investment Operations	5.68	9.45	(16.21)	9.22	5.56	1.24	4.91	5.99	(15.07)	0.70	10.22	2.79
Less Distributions
Net Investment Income	(0.63)	(0.53)	(0.85)	(0.75)	(0.58)	(0.50)	(0.50)	(0.43)	(0.72)	(1.03)	(0.68)	(0.59)
Net Realized Gains	—	—	—	—	—	—	—	—	(1.22)	(1.35)	(1.22)	(1.02)
Return of Capital	—	—	—	—	—	—	—	—	(0.01)	—	—	—

Total Distributions	(0.63)	(0.53)	(0.85)	(0.75)	(0.58)	(0.50)	(0.50)	(0.43)	(1.95)	(2.38)	(1.90)	(1.61)
Net Asset Value, End of Period	$25.64	$20.59	$11.67	$28.73	$20.26	$15.28	$24.24	$19.83	$14.27	$31.29	$32.97	$24.65

Total Return	28.36%	84.11%	(57.94	)%(C)	46.55%	37.52%	8.81%	25.37%	42.81%	(50.97	)%(C)	1.94%	44.15%	12.35%
Net Assets, End of Period (thousands)	$131,511	$101,853	$64,044	$146,307	$71,537	$38,927	$33,751	$27,863	$25,883	$37,139	$31,808	$20,578
Ratio of Expenses to Average Net Assets(D)	0.63%	0.65%	0.62	%(B)	0.62%	0.64%	0.74%	0.60%	0.61%	0.59	%(B)	0.59%	0.60%	0.70%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Expenses)(D)	0.61%	0.65%	0.61	%(B)	0.59%	0.64%	0.86%	0.64%	0.70%	0.65	%(B)	0.62%	0.67%	0.89%
Ratio of Net Investment Income to Average Net Assets	3.14%	3.53%	3.85	%(B)	3.13%	3.68%	3.89%	2.39%	3.62%	3.41	%(B)	2.28%	2.20%	2.70%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Continental Small Company Portfolio	DFA International Real Estate Securities Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period March 1, 2007(a) to Nov. 30, 2007
Net Asset Value, Beginning of Period	$15.02	$10.73	$22.95	$20.47	$15.78	$14.12	$5.24	$4.18	$9.35	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.27	(A)	0.28	(A)	0.52	(A)	0.40	(A)	0.31	(A)	0.21	0.31	(A)	0.26	(A)	0.34	(A)	0.23	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	1.89	4.29	(11.32)	3.00	6.28	2.28	0.58	0.91	(5.08)	(0.76)

Total From Investment Operations	2.16	4.57	(10.80)	3.40	6.59	2.49	0.89	1.17	(4.74)	(0.53)
Less Distributions
Net Investment Income	(0.25)	(0.28)	(0.45)	(0.38)	(0.34)	(0.30)	(0.55)	(0.11)	(0.43)	(0.12)
Net Realized Gains	—	—	(0.96)	(0.54)	(1.56)	(0.53)	—	—	—	—
Return of Capital	—	—	(0.01)	—	—	—	—	—	—	—

Total Distributions	(0.25)	(0.28)	(1.42)	(0.92)	(1.90)	(0.83)	(0.55)	(0.11)	(0.43)	(0.12)
Net Asset Value, End of Period	$16.93	$15.02	$10.73	$22.95	$20.47	$15.78	$5.58	$5.24	$4.18	$9.35

Total Return	14.85%	43.12%	(49.89	)%(C)	16.99%	46.33%	18.42%	18.96%	29.25%	(52.85	)%(C)	(5.38	)%(C)
Net Assets, End of Period (thousands)	$128,106	$110,926	$93,988	$170,909	$90,261	$52,061	$958,554	$742,329	$394,480	$336,840
Ratio of Expenses to Average Net Assets	0.59	%(D)	0.62	%(D)	0.59	%(B)(D)	0.61	%(D)	0.62	%(D)	0.71	%(D)	0.41%	0.43%	0.44	%(B)	0.48	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.59	%(D)	0.61	%(D)	0.59	%(B)(D)	0.57	%(D)	0.61	%(D)	0.78	%(D)	0.41%	0.43%	0.44	%(B)	0.48	%(B)(E)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.78	%(D)	2.39%	3.04	%(B)	1.70%	1.78%	1.77%	6.42%	6.40%	5.20	%(B)	3.50	%(B)(E)
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	N/A	6%	5%	1	%(C)	2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Global Real Estate Securities Portfolio						DFA International Small Cap Value Portfolio
	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009		Period June 4, 2008(a) to Oct. 31, 2008		Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$6.75		$6.04		$10.00		$14.92	$10.82	$22.05		$21.71	$17.57	$15.16

Income From Investment Operations
Net Investment Income (Loss)(A)	0.40		0.19		—		0.24	0.26	0.52		0.46	0.36	0.40
Net Gains (Losses) on Securities (Realized and Unrealized)	1.60		0.62		(3.96)		1.22	4.14	(9.60)		1.66	4.95	2.77

Total From Investment Operations	2.00		0.81		(3.96)		1.46	4.40	(9.08)		2.12	5.31	3.17
Less Distributions
Net Investment Income	(0.47)		(0.10)		—		(0.22)	(0.24)	(0.58)		(0.53)	(0.38)	(0.36)
Net Realized Gains	—		—		—		—	(0.06)	(1.57)		(1.25)	(0.79)	(0.40)

Total Distributions	(0.47)		(0.10)		—		(0.22)	(0.30)	(2.15)		(1.78)	(1.17)	(0.76)
Net Asset Value, End of Period	$8.28		$6.75		$6.04		$16.16	$14.92	$10.82		$22.05	$21.71	$17.57

Total Return	31.38%		13.81%		(39.60	)%(C)	10.01%	41.42%	(45.17	)%(C)	10.25%	31.73%	21.75%
Net Assets, End of Period (thousands)	$695,461		$432,502		$90,672		$7,655,318	$6,859,957	$4,799,748		$8,180,859	$6,733,067	$4,128,428
Ratio of Expenses to Average Net Assets	0.41	%(D)	0.47	%(D)	0.54	%(B)(D)(E)	0.70%	0.71%	0.69	%(B)	0.69%	0.70%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.73	%(D)	0.79	%(D)	0.86	%(B)(D)(E)	0.70%	0.71%	0.69	%(B)	0.69%	0.70%	0.75%
Ratio of Net Investment Income to Average Net Assets	5.59%		3.40%		(0.04	)%(B)(E)	1.57%	2.19%	3.22	%(B)	2.03%	1.85%	2.44%
Portfolio Turnover Rate	N/A		N/A		N/A		18%	22%	16	%(C)	18%	14%	13%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International Vector Equity Portfolio				Emerging Markets Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period August 14, 2008(a) to Oct. 31, 2008		Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$9.22	$6.74	$10.00		$25.23		$17.05		$35.23		$25.40		$19.89		$15.61

Income From Investment Operations
Net Investment Income (Loss) (A)	0.18	0.17	0.06		0.48		0.42		0.70		0.64		0.48		0.58
Net Gains (Losses) on Securities (Realized and Unrealized)	1.05	2.46	(3.32)		6.07		8.42		(16.85)		9.88		5.61		4.13

Total From Investment Operations	1.23	2.63	(3.26)		6.55		8.84		(16.15)		10.52		6.09		4.71
Less Distributions
Net Investment Income	(0.17)	(0.15)	—		(0.46)		(0.41)		(0.69)		(0.53)		(0.58)		(0.43)
Net Realized Gains	—	—	—		(0.42)		(0.25)		(1.34)		(0.16)		—		—

Total Distributions	(0.17)	(0.15)	—		(0.88)		(0.66)		(2.03)		(0.69)		(0.58)		(0.43)
Net Asset Value, End of Period	$10.28	$9.22	$6.74		$30.90		$25.23		$17.05		$35.23		$25.40		$19.89

Total Return	13.62%	39.52%	(32.60	)%(C)	26.53%		53.39%		(48.37	)%(C)	42.08%		31.31%		30.65%
Net Assets, End of Period (thousands)	$363,123	$262,544	$66,774		$2,372,498		$1,966,288		$1,508,260		$3,388,442		$2,344,990		$1,805,186
Ratio of Expenses to Average Net Assets	0.54%	0.60%	0.60	%(B)(E)	0.60	%(D)	0.62	%(D)	0.60	%(B)(D)	0.60	%(D)	0.61	%(D)	0.69	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.53%	0.59%	1.15	%(B)(E)	0.60	%(D)	0.62	%(D)	0.60	%(B)(D)	0.60	%(D)	0.61	%(D)	0.69	%(D)
Ratio of Net Investment Income to Average Net Assets	1.91%	2.31%	3.01	%(B)(E)	1.76%		2.15%		2.59	%(B)	2.12%		2.13%		3.28%
Portfolio Turnover Rate	5%	8%	0	%(C)	N/A		N/A		N/A		N/A		N/A		N/A

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Small Cap Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$17.45	$9.33	$23.74		$17.96	$13.37	$11.44

Income From Investment Operations
Net Investment Income (Loss)(A)	0.34	0.26	0.44		0.31	0.30	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	6.79	8.14	(12.95)		6.86	4.86	2.37

Total From Investment Operations	7.13	8.40	(12.51)		7.17	5.16	2.64
Less Distributions
Net Investment Income	(0.32)	(0.28)	(0.41)		(0.26)	(0.26)	(0.22)
Net Realized Gains	—	—	(1.49)		(1.13)	(0.31)	(0.49)

Total Distributions	(0.32)	(0.28)	(1.90)		(1.39)	(0.57)	(0.71)
Net Asset Value, End of Period	$24.26	$17.45	$9.33		$23.74	$17.96	$13.37

Total Return	41.33%	91.35%	(57.00	)%(C)	42.58%	39.95%	24.27%
Net Assets, End of Period (thousands)	$1,833,038	$1,133,958	$547,329		$1,458,152	$838,948	$482,378
Ratio of Expenses to Average Net Assets(D)	0.78%	0.80%	0.77	%(B)	0.78%	0.81%	0.97%
Ratio of Net Investment Income to Average Net Assets	1.70%	2.05%	2.61	%(B)	1.48%	1.92%	2.21%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Emerging Markets Value Portfolio-Class R2 Shares	Emerging Markets Value Portfolio-Institutional Class Shares
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Jan. 29, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$2.50	$4.56	$10.00	$28.90	$19.36	$45.85	$31.26	$22.86	$17.93

Income from Investment Operations
Net Investment Income (Loss)	0.03	(A)	0.03	(A)	0.21	(A)	0.45	(A)	0.38	(A)	0.98	(A)	0.78	(A)	0.60	(A)	0.50
Net Gains (Losses) on Securities (Realized and Unrealized)	0.49	1.14	(4.93)	8.01	12.41	(25.48)	14.82	8.65	4.96

Total from Investment Operations	0.52	1.17	(4.72)	8.46	12.79	(24.50)	15.60	9.25	5.46
Less Distributions
Net Investment Income	(0.38)	(0.32)	(0.72)	(0.39)	(0.34)	(1.00)	(0.63)	(0.60)	(0.44)
Net Realized Gains	(0.70)	(2.91)	—	(0.70)	(2.91)	(0.99)	(0.38)	(0.25)	(0.09)

Total Distributions	(1.08)	(3.23)	(0.72)	(1.09)	(3.25)	(1.99)	(1.01)	(0.85)	(0.53)
Net Asset Value, End of Period	$1.94	$2.50	$4.56	$36.27	$28.90	$19.36	$45.85	$31.26	$22.86

Total Return	29.71%	78.29%	(50.51	)%(C)	30.04%	78.59%	(55.65	)%(C)	50.98%	41.55%	31.06%
Net Assets, End of Period (thousands)	$39,668	$5,082	$1,799	$11,542,870	$7,401,266	$3,735,580	$7,485,802	$4,283,696	$2,077,480
Ratio of Expenses to Average Net Assets (D)	0.86%	0.90%	0.92	%(B)(E)	0.60%	0.62%	0.60	%(B)	0.60%	0.63%	0.70%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.39%	3.35	%(B)(E)	1.40%	1.76%	2.82	%(B)	2.00%	2.22%	2.45%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Emerging Markets Core Equity Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period April 5, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$16.49	$9.88	$21.20	$15.13	$11.54	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.30	(A)	0.25	(A)	0.43	(A)	0.35	(A)	0.27	(A)	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	4.81	6.56	(11.27)	6.10	3.54	1.51

Total From Investment Operations	5.11	6.81	(10.84)	6.45	3.81	1.61
Less Distributions
Net Investment Income	(0.29)	(0.20)	(0.40)	(0.32)	(0.22)	(0.07)
Net Realized Gains	—	—	(0.08)	(0.06)	—	—

Total Distributions	(0.29)	(0.20)	(0.48)	(0.38)	(0.22)	(0.07)
Net Asset Value, End of Period	$21.31	$16.49	$9.88	$21.20	$15.13	$11.54

Total Return	31.30%	69.47%	(51.93	)%(C)	43.20%	33.39%	16.12	%(C)
Net Assets, End of Period (thousands)	$4,179,882	$2,455,035	$1,155,526	$1,829,466	$822,136	$218,563
Ratio of Expenses to Average Net Assets	0.65%	0.67%	0.65	%(B)	0.65%	0.74%	1.00	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.65%	0.67%	0.65	%(B)	0.65%	0.72%	1.09	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.63%	2.03%	2.62	%(B)	1.87%	2.02%	1.79	%(B)(E)
Portfolio Turnover Rate	4%	6%	3	%(C)	2%	6%	2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors.The Fund consists of fifty-eight operational portfolios, of which twenty-five (the “Portfolios”) are included in this report and the remaining thirty-three are presented in separate reports.

Of the Portfolios, eight invest in one or more series of The DFA Investment Trust Company, one invests in the Dimensional Emerging Markets Value Fund, and the DFA Global Real Estate Securities Portfolio invests in two portfolios of the DFA Investment Dimensions Group Inc.

Feeder Funds	Master Funds	Percentage Ownership at 10/31/10
U.S. Large Cap Value Portfolio	The U.S. Large Cap Value Series	79%
Japanese Small Company Portfolio	The Japanese Small Company Series	9%
Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	14%
United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	3%
Continental Small Company Portfolio	The Continental Small Company Series	6%
Emerging Markets Portfolio	The Emerging Markets Series	94%
Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	97%
Emerging Markets Value Portfolio	Dimensional Emerging Markets Value Fund	97%

Fund of Funds
International Small Company Portfolio	The Japanese Small Company Series	91%
	The Asia Pacific Small Company Series	86%
	The United Kingdom Small Company Series	97%
	The Continental Small Company Series	94%
	The Canadian Small Company Series	100%
DFA Global Real Estate Securities Portfolio	DFA Real Estate Securities Portfolio	14%
	DFA International Real Estate Securities Portfolio	32%

Each feeder fund and fund of funds (collectively, “Feeder Funds) invests primarily in a corresponding master fund(s) (“Master Fund”) as indicated. International Small Company Portfolio and DFA Global Real Estate Securities Portfolio also invest in short-term temporary cash investments.

The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

Prior to March 30, 2007, U.S.Targeted Value Portfolio invested substantially all of its assets in shares of The U.S. Targeted Value Series. At the close of business on March 29, 2007, U.S. Targeted Value Portfolio received its pro-rata share of cash and securities from The U.S. Targeted Value Series in a complete liquidation of its interest in the Series. Effective March 30, 2007, U.S. Targeted Value Portfolio invests directly in securities rather than through the Series and maintains the same investment objective.

On January 29, 2008, Class R2 shares of Emerging Markets Value Portfolio commenced operations. On January 31, 2008, Class R1 Shares and on June 30, 2008, Class R2 Shares of U.S. Targeted Value Portfolio commenced operations. The Class R1 Shares and Class R2 Shares of each Portfolio of the Fund (except U.S. Small Cap Value Portfolio, U.S. Micro Cap Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio and Emerging Markets Small Cap Portfolio), contained in this report, had not commenced operations as of October 31, 2010. Class R1 and Class R2 Shares of each Portfolio have 100,000,000 authorized shares.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation §301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

Effective February 28, 2009, Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio invest directly in securities rather than through a Master Fund. See Federal Income Taxes note for more information regarding these transactions.

Effective November 1, 2009, Dimensional Emerging Markets Value Fund (“DEM II”), a master fund in a master-feeder structure, elected with the consent of its Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation §301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for DEM II is a result of the treatment of a partnership for book purposes. DEM II and the Portfolio will maintain their books and records and present their financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—     Level 1 – quoted prices in active markets for identical securities

—     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—     Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and DFA Real Estate Securities Portfolio (the “Domestic Equity Portfolios”) and Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities

Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio and Emerging Markets Core Equity Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Debt Securities held by Enhanced U.S. Large Company Portfolio, (the “Fixed Income Portfolio”), are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These valuations are classified as Level 2 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Master Fund shares held by International Small Company Portfolio and DFA Global Real Estate Securities Portfolio are valued at their respective daily net asset value. The Feeder Funds’ investments reflect proportionate interest in the net assets of their corresponding Master Fund. These valuations are classified as Level 1 in the hierarchy.

A summary of inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of Enhanced U.S. Large Company Portfolio and the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. Enhanced U.S. Large Company Portfolio also enters into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked to market daily based on daily forward exchange rates.

The International Equity Portfolios do not isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, Enhanced U.S. Large Company Portfolio does isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and Enhanced U.S. Large Company Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses or Other Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the

Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

U.S. Large Cap Value Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis, from their respective Master Funds, which are treated as partnerships for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Emerging Markets Core Equity Portfolio’s investments in Thailand and the investments in Thailand held by the Master Funds of Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. Emerging Markets Core Equity Portfolio and the Master Funds of Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio each accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. These funds are also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor and Administrator:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to all Portfolios. The Advisor receives no additional compensation for the investment advisory services it provides to the Feeder Funds. The Advisor provides administrative services to the Feeder Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services.

For the year ended October 31, 2010, the Portfolios’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio*	0.05%
U.S. Targeted Value Portfolio*	0.10%

U.S. Small Cap Value Portfolio*	0.20%
U.S. Core Equity 1 Portfolio	0.17%
U.S. Core Equity 2 Portfolio	0.20%
U.S. Vector Equity Portfolio	0.30%
U.S. Small Cap Portfolio*	0.03%
U.S. Micro Cap Portfolio*	0.10%
DFA Real Estate Securities Portfolio	0.30%
Large Cap International Portfolio	0.25%
International Core Equity Portfolio	0.35%
DFA International Real Estate Securities Portfolio	0.35%
DFA Global Real Estate Securities Portfolio	0.35%
DFA International Small Cap Value Portfolio	0.65%
International Vector Equity Portfolio	0.45%
Emerging Markets Core Equity Portfolio	0.55%

For the year ended October 31, 2010, the Feeder Funds’ and Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio*	0.15%
U.S. Large Cap Value Portfolio	0.15%
U.S. Targeted Value Portfolio*	0.25%
U.S. Small Cap Value Portfolio*	0.30%
U.S. Small Cap Portfolio*	0.32%
U.S. Micro Cap Portfolio*	0.40%
International Small Company Portfolio	0.40%
Japanese Small Company Portfolio	0.40%
Asia Pacific Small Company Portfolio	0.40%
United Kingdom Small Company Portfolio	0.40%
Continental Small Company Portfolio	0.40%
Emerging Markets Portfolio	0.40%
Emerging Markets Small Cap Portfolio	0.45%
Emerging Markets Value Portfolio	0.40%

* Effective March 30, 2007, U.S. Targeted Value Portfolio, and on February 28, 2009, Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio no longer invest substantially all of their assets in their respective Series. Instead, the Portfolios’ assets are managed directly in accordance with the Portfolios’ investment objective and strategies, pursuant to an investment management agreement between the Fund, on behalf of the Portfolios, and Dimensional, which previously was the manager of the Series’ assets. The investment advisory fee paid by the Portfolios are identical to the advisory fee that was charged to the Series.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through March 1, 2011, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2010, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Portfolios are not obligated to reimburse the

Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Targeted Value Portfolio (1)	0.50%	—	—
U.S. Core Equity 1 Portfolio (2)	0.23%	—	—
U.S. Core Equity 2 Portfolio (2)	0.26%	—	—
U.S. Vector Equity Portfolio (2)	0.36%	—	—
International Core Equity Portfolio (2)	0.49%	—	—
International Small Company Portfolio (3)	0.45%	—	—
Japanese Small Company Portfolio (3)	0.47%	—	—
Asia Pacific Small Company Portfolio (3)	0.47%	$25	—
United Kingdom Small Company Portfolio (3)	0.47%	—	$ 56
Continental Small Company Portfolio (3)	0.47%	—	—
DFA International Real Estate Securities Portfolio (2)	0.65%	—	—
DFA Global Real Estate Securities Portfolio (4)	0.55%	—	2,580
International Vector Equity Portfolio (2)	0.60%	28	—
Emerging Markets Core Equity Portfolio (2)	0.85%	—	—

Class R1 Shares
U.S. Targeted Value Portfolio (5)	0.62%	—	—

Class R2 Shares
U.S. Targeted Value Portfolio (6)	0.77%	—	—
Emerging Markets Value Portfolio (7)	0.96%	—	—

(1) The Advisor has contractually agreed to waive its administration fee and advisory fee and to assume the Portfolio’s direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolios Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of a Portfolio are less than the rates listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(3) The Advisor has contractually agreed to waive its administration fee and to assume each Portfolio’s other direct expenses (for International Small Company, not including expenses incurred through its investment in other investment companies) to the extent necessary to limit the direct expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. The Fee Waiver and Expense Assumption Agreement does not include the indirect expenses each Portfolio bears as a shareholder of its Master Funds. At any time that the direct expenses of a Portfolio are less than the rates listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s direct expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(4) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other investment companies managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above. The Advisor has voluntarily agreed to waive all or a portion of its advisory fee to the extent necessary to limit the total advisory fees paid by the Portfolio to the Advisor directly and indirectly (the proportionate share of the advisory fees paid by the Portfolio through its investment in other funds managed by the Advisor) to 0.35% of the Portfolio’s average net assets on an annualized basis.

(5) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio’s direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R1 Shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the Class R1 Shares’ annualized expenses are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(6) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio’s direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R2 Shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the Class R2 Shares’ annualized expenses are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(7) The Advisor has contractually agreed to assume the Portfolio’s direct expenses (excluding administration fees and custodian fees) to the extent necessary to limit the expenses of the Class R2 shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $211 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$5
U.S. Large Cap Value Portfolio	168
U.S. Targeted Value Portfolio	40
U.S. Small Cap Value Portfolio	165
U.S. Core Equity 1 Portfolio	54
U.S. Core Equity 2 Portfolio	100
U.S. Vector Equity Portfolio	32
U.S. Small Cap Portfolio	71
U.S. Micro Cap Portfolio	84
DFA Real Estate Securities Portfolio	53
Large Cap International Portfolio	38
International Core Equity Portfolio	94
International Small Company Portfolio	113
Japanese Small Company Portfolio	4
Asia Pacific Small Company Portfolio	2
United Kingdom Small Company Portfolio	1
Continental Small Company Portfolio	3
DFA International Real Estate Securities Portfolio	17
DFA Global Real Estate Securities Portfolio	8
DFA International Small Cap Value Portfolio	181
International Vector Equity Portfolio	6
Emerging Markets Portfolio	53
Emerging Markets Small Cap Portfolio	27
Emerging Markets Value Portfolio	179
Emerging Markets Core Equity Portfolio	62

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Enhanced U.S. Large Company Portfolio	$23,295	$15,906	$96,586	$85,229
U.S. Targeted Value Portfolio	—	—	743,256	385,651
U.S. Small Cap Value Portfolio	—	—	1,179,085	1,604,481
U.S. Core Equity 1 Portfolio	—	—	500,472	104,767
U.S. Core Equity 2 Portfolio	—	—	679,494	291,591
U.S. Vector Equity Portfolio	—	—	249,878	147,332
U.S. Small Cap Portfolio	—	—	721,110	569,730
U.S. Micro Cap Portfolio	—	—	272,933	670,280
DFA Real Estate Securities Portfolio	—	—	55,110	134,927
Large Cap International Portfolio	—	—	226,664	94,622
International Core Equity Portfolio	—	—	816,395	79,373
DFA International Real Estate Securities Portfolio	—	—	157,052	46,998
DFA International Small Cap Value Portfolio	—	—	1,459,275	1,247,603
International Vector Equity Portfolio	—	—	80,705	16,080
Emerging Markets Core Equity Portfolio	—	—	1,018,104	135,723

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to net realized gains on securities considered to be “passive foreign investment companies”, non-deductible offering costs, foreign bond bifurcation, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
Enhanced U.S. Large Company Portfolio	—	$(15)	$15
U.S. Large Cap Value Portfolio	—	—	—
U.S. Targeted Value Portfolio	$30	(200)	170
U.S. Small Cap Value Portfolio	55,514	(388)	(55,126)
U.S. Core Equity 1 Portfolio	—	(16)	16
U.S. Core Equity 2 Portfolio	—	(42)	42
U.S. Vector Equity Portfolio	—	(24)	24
U.S. Small Cap Portfolio	(104)	(144)	248
U.S. Micro Cap Portfolio	—	(258)	258
DFA Real Estate Securities Portfolio	—	4	(4)
Large Cap International Portfolio	—	383	(383)
International Core Equity Portfolio	(13)	971	(958)
International Small Company Portfolio	(8,877)	11,998	(3,121)
Japanese Small Company Portfolio	(4,574)	81	4,493
Asia Pacific Small Company Portfolio	(259)	100	159
United Kingdom Small Company Portfolio	(74)	33	41
Continental Small Company Portfolio	(195)	476	(281)
DFA International Real Estate Securities Portfolio	136	790	(926)
DFA Global Real Estate Securities Portfolio	101	(101)	—
DFA International Small Cap Value Portfolio	13,148	16,536	(29,684)
International Vector Equity Portfolio	207	(62)	(145)
Emerging Markets Portfolio	15,558	(2,642)	(12,916)
Emerging Markets Small Cap Portfolio	2,294	(295)	(1,999)
Emerging Markets Value Portfolio	48,632	(11,121)	(37,511)
Emerging Markets Core Equity Portfolio	—	(776)	776

The tax character of dividends and distributions declared and paid during the year ended October 31, 2009 and the year ended October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total

Enhanced U.S. Large Company Portfolio
2009	$19,564	—	$19,564
2010	1,589	—	1,589

U.S. Large Cap Value Portfolio
2009	130,238	—	130,238
2010	116,599	—	116,599

U.S. Targeted Value Portfolio
2009	14,179	—	14,179
2010	12,576	$7	12,583

U.S. Small Cap Value Portfolio
2009	69,882	—	69,882
2010	25,747	—	25,747

U.S. Core Equity 1 Portfolio
2009	31,598	—	31,598
2010	31,326	—	31,326

U.S. Core Equity 2 Portfolio
2009	55,009	—	55,009
2010	53,941	—	53,941

U.S. Vector Equity Portfolio
2009	16,454	—	16,454
2010	14,799	—	14,799

U.S. Small Cap Portfolio
2009	26,412	—	26,412
2010	21,528	—	21,528

U.S. Micro Cap Portfolio
2009	57,816	—	57,816
2010	17,526	—	17,526

DFA Real Estate Securities Portfolio
2009	95,934	—	95,934
2010	70,908	—	70,908

Large Cap International Portfolio
2009	32,286	—	32,286
2010	40,390	—	40,390

International Core Equity Portfolio
2009	77,469	—	77,469
2010	83,173	—	83,173

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total

International Small Company Portfolio
2009	$81,118	—	$81,118
2010	84,604	—	84,604

Japanese Small Company Portfolio
2009	2,426	—	2,426
2010	1,845	—	1,845

Asia Pacific Small Company Portfolio
2009	2,724	—	2,724
2010	3,162	—	3,162

United Kingdom Small Company Portfolio
2009	658	—	658
2010	694	—	694

Continental Small Company Portfolio
2009	2,087	—	2,087
2010	1,863	—	1,863

DFA International Real Estate Securities Portfolio
2009	11,227	—	11,227
2010	79,025	—	79,025

DFA Global Real Estate Securities Portfolio
2009	2,370	—	2,370
2010	30,971	—	30,971

DFA International Small Cap Value Portfolio
2009	108,717	$25,188	133,905
2010	108,095	6,990	115,085

International Vector Equity Portfolio
2009	3,671	—	3,671
2010	5,534	54	5,588

Emerging Markets Portfolio
2009	36,673	23,932	60,605
2010	40,081	42,220	82,301

Emerging Markets Small Cap Portfolio
2009	16,832	—	16,832
2010	22,951	1,637	24,588

Emerging Markets Value Portfolio
2009	114,611	518,510	633,121
2010	190,697	142,234	332,931

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total

Emerging Markets Core Equity Portfolio
2009	$29,028	—	$29,028
2010	48,768	—	48,768

At October 31, 2010, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Targeted Value Portfolio	$22	$7	$29
DFA International Real Estate Securities Portfolio	162	—	162
DFA Global Real Estate Securities Portfolio	101	—	101
DFA International Small Cap Value Portfolio	6,406	6,990	13,396
International Vector Equity Portfolio	154	54	208
Emerging Markets Portfolio	3,182	12,406	15,588
Emerging Markets Small Cap Portfolio	657	1,637	2,294
Emerging Markets Value Portfolio	10,256	25,596	35,852

At October 31, 2010, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Enhanced U.S. Large Company Portfolio	$60	—	$(83,155)	$(83,095)
U.S. Large Cap Value Portfolio	17,615	—	(1,943,065)	(1,925,450)
U.S. Targeted Value Portfolio	2,337	$4,739	—	7,076
U.S. Small Cap Value Portfolio	3,841	—	(111,515)	(107,674)
U.S. Core Equity 1 Portfolio	6,246	—	(81,149)	(74,903)
U.S. Core Equity 2 Portfolio	12,077	—	(84,843)	(72,766)
U.S. Vector Equity Portfolio	2,999	—	(83,542)	(80,543)
U.S. Small Cap Portfolio	4,727	—	(202,569)	(197,842)
U.S. Micro Cap Portfolio	3,313	—	(269,190)	(265,877)
DFA Real Estate Securities Portfolio	13,051	—	(190,348)	(177,297)
Large Cap International Portfolio	6,285	—	(168,708)	(162,423)
International Core Equity Portfolio	23,835	—	(79,551)	(55,716)
International Small Company Portfolio	62,669	—	(75,782)	(13,113)
Japanese Small Company Portfolio	746	—	(86,440)	(85,694)
Asia Pacific Small Company Portfolio	4,232	—	(33,364)	(29,132)
United Kingdom Small Company Portfolio	216	—	(2,879)	(2,663)
Continental Small Company Portfolio	655	—	(29,435)	(28,780)

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
DFA International Real Estate Securities Portfolio	$99,500	—	$(86,757)	$12,743
DFA Global Real Estate Securities Portfolio	5,020	—	(2,755)	2,265
DFA International Small Cap Value Portfolio	52,524	$138,419	—	190,943
International Vector Equity Portfolio	2,022	2,417	—	4,439
Emerging Markets Portfolio	3,780	136,068	—	139,848
Emerging Markets Small Cap Portfolio	3,840	58,346	—	62,186
Emerging Markets Value Portfolio	82,579	479,238	—	561,817
Emerging Markets Core Equity Portfolio	9,681	—	(53,657)	(43,976)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	2011	2012	2013	2014	2015	2016	2017	2018	Total
Enhanced U.S. Large Company Portfolio	—	—	—	—	—	$83,155	—	—	$83,155
U.S. Large Cap Value Portfolio	—	—	—	—	—	—	$1,943,065	—	1,943,065
U.S. Small Cap Value Portfolio	—	—	—	—	—	—	111,515	—	111,515
U.S. Core Equity 1 Portfolio	—	—	—	—	$2,284	18,644	60,221	—	81,149
U.S. Core Equity 2 Portfolio	—	—	—	—	5,654	42,181	37,008	—	84,843
U.S. Vector Equity Portfolio	—	—	—	—	—	3,326	80,216	—	83,542
U.S. Small Cap Portfolio	—	—	—	—	—	202,067	502	—	202,569
U.S. Micro Cap Portfolio	—	—	—	—	—	207,930	61,260	—	269,190
DFA Real Estate Securities Portfolio	—	—	—	—	—	82,044	62,969	$45,335	190,348
Large Cap International Portfolio	—	—	—	—	—	19,004	135,393	14,311	168,708
International Core Equity Portfolio	—	—	—	—	—	—	79,551	—	79,551
International Small Company Portfolio	—	—	—	—	—	—	75,782	—	75,782
Japanese Small Company Portfolio	$19,912	$3,801	$3,055	$2,451	8,004	23,057	13,952	12,208	86,440
Asia Pacific Small Company Portfolio	501	1,151	907	864	—	21,680	8,261	—	33,364
United Kingdom Small Company Portfolio	—	—	—	—	—	892	1,987	—	2,879
Continental Small Company Portfolio	—	—	—	—	—	16,959	7,224	5,252	29,435
DFA International Real Estate Securities
Portfolio.	—	—	—	—	46	13,446	34,576	38,689	86,757
DFA Global Real Estate Securities Portfolio	—	—	—	—	—	—	—	2,755	2,755
Emerging Markets Core Equity Portfolio	—	—	—	—	—	27,213	26,444	—	53,657

During the year ended October 31, 2010, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$24,806
U.S. Large Cap Value Portfolio	498,328
U.S. Targeted Value Portfolio	82,599
U.S. Small Cap Value Portfolio	462,423
U.S. Core Equity 1 Portfolio	981
U.S. Core Equity 2 Portfolio	9,909
U.S. Vector Equity Portfolio	11,136
U.S. Small Cap Portfolio	178,052
U.S. Micro Cap Portfolio	245,602
International Core Equity Portfolio	18,702
International Small Company Portfolio	155,578

Asia Pacific Small Company Portfolio	$5,335
United Kingdom Small Company Portfolio	129
DFA International Small Cap Value Portfolio	32,601
International Vector Equity Portfolio	3,383
Emerging Markets Small Cap Portfolio	37,102
Emerging Markets Core Equity Portfolio	35,738

For the year ended October 31, 2010, Japanese Small Company Portfolio had capital loss carryforward expirations of $4,453 (in thousands).

Some of the Portfolios’ investments and investments held by the Master Funds are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2010, the following Portfolios had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts listed below are in thousands.

	Mark to Market	Realized Gains
Large Cap International Portfolio	$1,994	—
International Core Equity Portfolio	6,636	$660
International Small Company Portfolio	30,541	9,481
Japanese Small Company Portfolio	109	3
Asia Pacific Small Company Portfolio	3,577	44
United Kingdom Small Company Portfolio	12	—
Continental Small Company Portfolio	54	425
DFA International Real Estate Securities Portfolio	102,024	688
DFA International Small Cap Value Portfolio	14,397	19,367
International Vector Equity Portfolio	929	15
Emerging Markets Portfolio	434	—
Emerging Markets Small Cap Portfolio	590	285
Emerging Markets Value Portfolio	292	4
Emerging Markets Core Equity Portfolio	1,040	—

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Enhanced U.S. Large Company Portfolio	$154,182	$2,047	$(30)	$2,017
U.S. Large Cap Value Portfolio	5,483,240	1,526,241	(87,376)	1,438,865
U.S. Targeted Value Portfolio	2,379,587	397,362	(198,641)	198,721
U.S. Small Cap Value Portfolio	7,688,064	1,414,262	(1,274,498)	139,764
U.S. Core Equity 1 Portfolio	3,024,394	436,878	(260,177)	176,701
U.S. Core Equity 2 Portfolio	5,454,505	762,296	(658,577)	103,719
U.S. Vector Equity Portfolio	1,719,330	256,530	(228,507)	28,023
U.S. Small Cap Portfolio	3,793,567	894,348	(443,835)	450,513
U.S. Micro Cap Portfolio	3,320,517	990,714	(691,013)	299,701

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA Real Estate Securities Portfolio	$2,975,169	$665,318	$(275,967)	$389,351
Large Cap International Portfolio	1,690,644	393,842	(189,698)	204,144
International Core Equity Portfolio	5,630,995	726,505	(675,593)	50,912
International Small Company Portfolio	5,030,684	1,197,767	(699,918)	497,849
Japanese Small Company Portfolio	193,623	60,393	(139,032)	(78,639)
Asia Pacific Small Company Portfolio	108,755	77,859	(55,057)	22,802
United Kingdom Small Company Portfolio	30,403	25,800	(22,445)	3,355
Continental Small Company Portfolio	110,447	79,018	(61,309)	17,709
DFA International Real Estate Securities
Portfolio	1,287,520	65,211	(252,903)	(187,692)
DFA Global Real Estate Securities Portfolio	549,837	166,409	(20,672)	145,737
DFA International Small Cap Value Portfolio	8,452,705	1,452,205	(1,716,651)	(264,446)
International Vector Equity Portfolio	325,612	98,796	(16,840)	81,956
Emerging Markets Portfolio	1,101,083	1,351,410	(79,114)	1,272,296
Emerging Markets Small Cap Portfolio	1,181,698	706,692	(54,641)	652,051
Emerging Markets Value Portfolio	8,453,063	3,270,128	(136,524)	3,133,604
Emerging Markets Core Equity Portfolio	3,292,932	1,365,544	(129,856)	1,235,688

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio’s tax postions and has concluded that no provision for income tax is required in any Portfolios’ financial statements. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolios’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On October 22, 2008, The U.S. Micro Cap Series and The U.S. Small Cap Value Series and on October 25, 2008 The U.S. Small Cap Series, each a master fund in a RIC/RIC master-feeder structure, each with a RIC feeder (“the Portfolios”), having 100% investment in their respective master fund, have each made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, each master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owners, the respective portfolios (the RIC feeders), with the respective portfolios deemed the surviving entities. The final tax year end of the Master Funds was October 21, 2008 for The U.S. Micro Cap Series and The U.S. Small Cap Value Series and October 24, 2008 for The U.S. Small Cap Series. For Federal income tax purposes, pursuant to Code §337(a), each of the master funds recognizes no gain or loss and, pursuant to Code §332(a), each of the Portfolios recognizes no gain or loss on the deemed liquidation. However, pursuant to IRC §332 (c), each of the aforementioned Portfolios has recognized the master fund’s deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income. Pursuant to IRC Code §334(b)(1) and §1223, each of the Portfolios will maintain each respective master fund’s holding period and tax basis in the assets deemed transferred to the respective Portfolio.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

On November 1, 2008, The Enhanced U.S. Large Company Series, a master fund in a RIC/RIC master-feeder structure and Enhanced U.S. Large Company Portfolio (“the Portfolio”), having 100% investment in its respective master fund, made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change the Series’ federal entity classification from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, the master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owner, the Portfolio, with the Portfolio deemed the surviving entity. The final tax year end of the Master Fund was October 31, 2008. For Federal income tax purposes, pursuant to Code §337(a), the Master Fund did not recognize any gain or loss and, pursuant to Code §332(a), the Portfolio did not recognize any gain or loss on the deemed liquidation. However, pursuant to IRC §332(c), the Portfolio has recognized the Master Fund’s deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income. Pursuant to IRC Code §334(b)(1) and §1223, the Portfolio will maintain its respective master fund’s holding period and tax basis in the assets deemed transferred to the respective Portfolio.

Effective November 1, 2009, Dimensional Emerging Markets Value Fund (“DEM II”), a master fund in a master-feeder structure with one RIC feeder (Emerging Markets Value Portfolio) and other direct client investors, made a “Check-the-Box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a partnership. DEM II and the Portfolio will maintain their books and records and present their financial statements in accordance with generally accepted accounting principals for investment partnerships. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities on October 31, 2009 to its shareholders in liquidation of the master fund. Since the master fund has a shareholder owning 80% or more of the fund’s shares, and also has shareholders owning less than 80%, the transaction creates a non-taxable transaction, pursuant to Internal Revenue Code §332, for those owning more than 80%, and a taxable transaction, pursuant to Internal Revenue Code §331, for those shareholders owning less than 80%. Immediately after the deemed liquidation, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of the master fund was October 31, 2009.

For federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss relative to the investment of the less than 80% shareholders as if the master’s investment securities were sold to those shareholders and, pursuant to Code §331, each of those shareholders recognizes gain or loss as if it liquidated its investment in the master. Pursuant to Code §334(a), each of these shareholders will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date. In regards to the shareholder owning 80% or more of the master fund, pursuant to Code §332(a), the shareholder will not recognize any gain or loss on the deemed liquidation. However, pursuant to Code §332(c), a portion of the deemed distribution, which otherwise would have been tax-free as discussed above, since it is utilized by the master fund to satisfy its dividends paid deduction for the tax year, must be recognized and treated as a dividend by the 80% or greater shareholder. Pursuant to Code §334(b)(1) and §1223, the 80% or greater shareholder’s basis and holding period in the securities received in liquidation is the same as it was in the possession of the master. As a result of the transaction, Dimensional Emerging Markets Value Fund recognized a $104,402,506 and ($16,523) capital gain and currency loss respectively, for the tax year ended October 31, 2009.

Certain prior year balances have been reclassified to conform with current year presentation. Such reclassifications impacted the paid-in capital, undistributed net investment income/distributions in excess of net investment income and accumulated net realized gain/loss components of net assets on the statements of assets and liabilities of International Small Company Portfolio and Emerging Markets Value Portfolio. These reclassifications had no impact on net assets, net asset value, the financial highlights or total return.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009
	Amount	Shares	Amount	Shares

U.S. Targeted Value Portfolio

Class R1 Shares
Shares Issued	$7,401	778	$7,979	1,266
Shares Issued in Lieu of Cash Distributions	312	35	423	64
Shares Redeemed	(5,936)	(632)	(5,207)	(844)
Shares Reduced by Reverse Stock Split (Note P)	—	(1,314)	—	—

Net Increase (Decrease) — Class R1 Shares	$1,777	(1,133)	$3,195	486

Class R2 Shares
Shares Issued	$5,859	572	$1,638	210
Shares Issued in Lieu of Cash Distributions	29	3	27	4
Shares Redeemed	(3,559)	(360)	(626)	(85)
Shares Reduced by Reverse Stock Split (Note P)	—	(159)	—	—

Net Increase (Decrease) — Class R2 Shares	$2,329	56	$1,039	129

Institutional Class Shares
Shares Issued	$897,844	63,857	$840,965	86,986
Shares Issued in Lieu of Cash Distributions	11,187	862	13,191	1,374
Shares Redeemed	(512,167)	(37,960)	(419,657)	(43,424)

Net Increase (Decrease) — Institutional Class Shares	$396,864	26,759	$434,499	44,936

Emerging Markets Value Portfolio

Class R2 Shares
Shares Issued	$34,637	18,214	$2,967	1,723
Shares Issued in Lieu of Cash Distributions	6,798	3,947	1,574	942
Shares Redeemed	(6,985)	(3,724)	(2,169)	(1,024)

Net Increase (Decrease) — Class R2 Shares	$34,450	18,437	$2,372	1,641

Institutional Class Shares
Shares Issued	$3,313,583	103,334	$1,977,785	91,360
Shares Issued in Lieu of Cash Distributions	265,972	8,765	574,904	34,181
Shares Redeemed	(1,555,298)	(49,938)	(1,287,040)	(62,335)

Net Increase (Decrease) — Institutional Class Shares	$2,024,257	62,161	$1,265,649	63,206

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest, either directly or indirectly through their investment in a corresponding Master Fund, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Portfolios may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). Due to a clerical error at the repurchase trading agent from October 29, 2010 through November 1, 2010, the collateral held by International Core Equity Portfolio was less than the repurchase price. On November 2, 2010, additional collateral was posted and the repurchase agreement was fully collateralized. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for and how derivative instruments affect a Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Portfolios.

3.    Forward Currency Contracts:    Enhanced U.S. Large Company Portfolio may enter into forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At October 31, 2010, Enhanced U.S. Large Company Portfolio had entered into the following contracts and the net unrealized foreign exchange gain/(loss) is reflected in the accompanying financial statements (amounts in thousands):

Enhanced U.S. Large Company Portfolio*

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2010	Unrealized Foreign Exchange Gain (Loss)
11/12/10	18,272	Canadian Dollar	$ 18,034	$ 17,910	$124
11/12/10	10,847	Pound Sterling	17,167	17,378	(211)
11/12/10	9,870	Euro	13,648	13,734	(86)

			$ 48,849	$ 49,022	$(173)

* During the year ended October 31, 2010, the Portfolio’s average cost of forward currency contracts was $(41,128) (in thousands).

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

4.    Futures Contracts:    Certain Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Additionally, Enhanced U.S. Large Company Portfolio uses stock index futures to hedge against changes in equity securities’ prices in the normal course of pursuing its investment objectives. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At October 31, 2010, the following Portfolio had outstanding futures contracts (dollar amounts in thousands):

	Description	Expiration Date	Number of Contracts*	Contract Value	Unrealized Gain (Loss)
Enhanced U.S. Large Company Portfolio	S&P 500 Index®	12/17/2010	515	$151,886	$10,407

Securities have been segregated as collateral for open futures contracts.

*During the year ended October 31, 2010 the Portfolio’s average notional value of outstanding futures contracts was $153,224 (in thousands).

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Portfolios’ derivative instrument holdings for the year ended October 31, 2010.

The following is a summary of the location of derivatives on the Portfolios’ Statements of Assets and Liabilities as of October 31, 2010:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Foreign exchange contracts	Unrealized Gain on	Unrealized Loss on Forward
	Forward Currency Contracts	Currency Contracts

Equity contracts	Receivables: Futures
Margin Variation

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2010 (amounts in thousands):

		Asset Derivatives Value
	Total Value at October 31, 2010	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$10,531	$124	$10,407*

		Liability Derivatives Value
	Total Value at October 31, 2010	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$297	$297	—

*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the location on the Portfolios’ Statements of Operations of realized and change in unrealized gains and losses from the Portfolio’s derivative instrument holdings through the year ended October 31, 2010 (amounts in thousands):

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Foreign exchange contracts	Net Realized Gain (Loss) on: Foreign Currency Transactions Change in Unrealized Appreciation (Depreciation) of: Translation of Foreign Currency Denominated Amounts

Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2010 (amounts in thousands):

	Realized Gain (Loss) on Derivatives Recognized in Income
		Foreign
		Exchange	Equity
	Total	Contracts	Contracts
Enhanced U.S. Large Company Portfolio	$15,133	$6	$15,127
U.S. Targeted Value Portfolio*	(256)	—	(256)

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$8,490	$(212)	$8,702

*As of October 31, 2010, there were no futures contracts outstanding. During the year ended October 31, 2010, the Portfolio had limited activity in futures contracts.

I. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
U.S. Targeted Value Portfolio	1.87%	$6,228	26	$8	$18,056
U.S. Small Cap Value Portfolio	1.93%	8,960	68	33	30,918
U.S. Vector Equity Portfolio	1.98%	966	6	—	2,221
U.S. Small Cap Portfolio	1.99%	10,715	10	6	20,785
U.S. Micro Cap Portfolio	1.98%	3,162	50	9	15,352
DFA Real Estate Securities Portfolio	1.95%	2,869	114	18	11,404
DFA Global Real Estate Securities Portfolio	1.92%	2,567	47	6	17,848

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
U.S. Small Cap Value Portfolio	0.90%	$903	3	—	$903
U.S. Core Equity 1 Portfolio	0.94%	7,563	2	—	8,197
U.S. Micro Cap Portfolio	0.96%	21	1	—	21
DFA Real Estate Securities Portfolio	0.95%	266	4	—	271
Large Cap International Portfolio	0.92%	2,433	14	$1	6,118
International Small Company Portfolio	0.90%	5,222	15	2	12,990
DFA International Real Estate
Securities Portfolio	0.89%	6,293	33	5	22,677
DFA International Small Cap Value Portfolio	0.90%	7,963	46	9	31,973
International Vector Equity Portfolio	0.95%	1,512	16	1	4,313
Emerging Markets Core Equity Portfolio	0.93%	3,739	17	2	15,531

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

J. Securities Lending:

As of October 31, 2010, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio received cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, each Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repuchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

K. Shareholder Servicing Fees:

The Class R1 Shares pay a shareholder servicing fee in the amount of 0.10% and Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in U.S. Targeted Value Portfolio Class R1 and Class R2 Shares and Emerging Markets Value Portfolio Class R2 Shares.

L. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. In-Kind Redemptions:

In accordance with guidelines described in the Portfolios’ prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

During the year ended October 31, 2010, U.S. Small Cap Value Portfolio realized net gains of in-kind redemptions in the amount of $56,505 (amount in thousands).

N. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

O. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Enhanced U.S. Large Company Portfolio — Institutional Class Shares	3	83%
U.S. Large Cap Value Portfolio — Institutional Class Shares	3	79%
U.S. Targeted Value Portfolio — Class R1 Shares	1	95%
U.S. Targeted Value Portfolio — Class R2 Shares	2	86%
U.S. Targeted Value Portfolio — Institutional Class Shares	2	59%
U.S. Small Cap Value Portfolio — Institutional Class Shares	2	53%
U.S. Core Equity 1 Portfolio — Institutional Class Shares	3	65%
U.S. Core Equity 2 Portfolio — Institutional Class Shares	3	67%
U.S. Vector Equity Portfolio — Institutional Class Shares	4	89%
U.S. Small Cap Portfolio — Institutional Class Shares	3	53%
U.S. Micro Cap Portfolio — Institutional Class Shares	2	58%
DFA Real Estate Securities Portfolio — Institutional Class Shares	3	74%
Large Cap International Portfolio — Institutional Class Shares	2	73%
International Core Equity Portfolio — Institutional Class Shares	3	70%
International Small Company Portfolio — Institutional Class Shares	2	50%
Japanese Small Company Portfolio — Institutional Class Shares	3	68%
Asia Pacific Small Company Portfolio — Institutional Class Shares	3	81%
United Kingdom Small Company Portfolio — Institutional Class Shares	2	89%
Continental Small Company Portfolio — Institutional Class Shares	4	84%
DFA International Real Estate Securities Portfolio — Institutional Class Shares	3	84%
DFA Global Real Estate Securities Portfolio — Institutional Class Shares	2	87%
DFA International Small Cap Value Portfolio — Institutional Class Shares	2	47%
International Vector Equity Portfolio — Institutional Class Shares	3	87%
Emerging Markets Portfolio — Institutional Class Shares	3	66%
Emerging Markets Small Cap Portfolio — Institutional Class Shares	1	29%
Emerging Markets Value Portfolio — Class R2 Shares	1	81%
Emerging Markets Value Portfolio — Institutional Class Shares	2	27%
Emerging Markets Core Equity Portfolio — Institutional Class Shares	2	60%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

P. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On October 29, 2010, the Board of Directors/Trustees adopted a Plan of Recapitalization of U.S. Targeted Value Portfolio’s Class R1 and Class R2 Shares. On November 19, 2010, a reverse stock split was executed whereby each shareholder of Class R1 Shares received one share for every 1.469 shares held and each shareholder of Class R2 Shares received one share for every 1.394 shares held. The purpose of the reverse split was to reduce the number of Class R1 Shares and Class R2 Shares, thereby increasing the net asset value of each Class R1 Share and Class R2 Share outstanding in order to more closely align the net asset values with the net asset value of U.S. Targeted Value Portfolio’s Institutional Class Shares. The per share data in the financial highlights, capital share activity in the statements of changes in net assets and the outstanding shares and net asset value as of October 31, 2010 in the statement of assets and liabilities have been retroactively restated to reflect the reverse stock splits for the respective Class R1 Shares and Class R2 Shares.

The Board of Directors/Trustees of DFA Investment Dimensions Group Inc. authorized the conversion of the Class R2 Shares of Emerging Markets Value Portfolio to the Class R2A Shares, a new class of shares. The Class R2 Shares of Emerging Markets Value Portfolio ceased to be offered and available for purchase upon the close of business on December 3, 2010. Following the conversion, shareholders and investors purchase and redeem class R2A Shares of the Portfolio.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The U.S. Large Cap Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/ summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio and Emerging Markets Core Equity Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers, and the transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Gains in emerging markets were higher on average than in developed markets, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010
U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010
Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Master-Feeder Structure

The Portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the Portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio

The DFA International Value Portfolio seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Master Fund held 528 stocks in 23 developed countries. In general, the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 10.94% for the Portfolio’s Institutional Class shares, 10.60% for the Portfolio’s Class R2 shares, and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Master Fund’s greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Portfolio’s outperformance is due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Rus-sell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

12 Months Ended October 31, 2010

U.S. Dollar Return
Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Series’ Performance Overview

U. S. Large Company Portfolio

U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500 Index® by investing in S&P 500® Index stocks in approximately the same proportions as they are represented in the Index. The Portfolio was mostly invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2010, the total return was 16.47% for the Portfolio and 16.52% for the S&P 500® Index. Relative to the Index, no single security in the Portfolio added or detracted more than 0.01% in performance. The Portfolio’s underperformance was primarily attributable to fees and expenses assessed to the Portfolio but not the Index.

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund.You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
DFA International Value Portfolio**
Actual Fund Return
Class R2 Shares	$1,000.00	$1,061.40	0.72%	$3.74
Institutional Class Shares	$1,000.00	$1,062.70	0.45%	$2.34
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.58	0.72%	$3.67
Institutional Class Shares	$1,000.00	$1,022.94	0.45%	$2.29

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
U.S. Large Company Portfolio***
Actual Fund Return	$1,000.00	$1,006.90	0.10%	$0.51
Hypothetical 5% Annual Return	$1,000.00	$1,024.70	0.10%	$0.51

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

***

Effective September 10, 2010, the Portfolio invests directly in securities rather than through The U.S. Large Company Series. The expenses shown reflect the direct expenses of the Portfolio and the indirect payments of the Portfolio’s portion of the expenses, for the period May 1, 2010 through September 9, 2010 of The U.S. Large Company Series (Affiliated Investment Company).

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company is represented in the Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflects the investments by country.

FEEDER FUND

Affiliated Investment Companies
DFA International Value Portfolio	100.0%

DOMESTIC EQUITY PORTFOLIO

U.S. Large Company Portfolio
Consumer Discretionary	10.6%
Consumer Staples	11.1%
Energy	11.1%
Financials	14.0%
Health Care	11.5%
Industrials	10.7%
Information Technology	19.3%
Materials	3.7%
Real Estate Investment Trusts	1.3%
Telecommunication Services	3.1%
Utilities	3.6%

100.0%

DFA INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)

Investment in The DFA International Value Series of
The DFA Investment Trust Company	$5,163,849,756

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $4,006,520,351)	$5,163,849,756

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$5,163,849,756	—	—	$5,163,849,756

See accompanying Notes to Financial Statements.

U.S. LARGE COMPANY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.2%)
Consumer Discretionary — (9.6%)
*Amazon.com, Inc.	120,886	$19,963,114	0.5%
*Comcast Corp. Class A.	959,002	19,736,261	0.5%
#*Ford Motor Co.	1,175,210	16,605,717	0.5%
#*Home Depot, Inc.	569,030	17,571,646	0.5%
*McDonald’s Corp.	363,682	28,283,549	0.8%
Walt Disney Co. (The)	653,534	23,599,113	0.6%
Other Securities		263,105,250	7.1%

Total Consumer Discretionary		388,864,650	10.5%

Consumer Staples — (10.1%)
Altria Group, Inc.	712,088	18,101,277	0.5%
Coca-Cola Co. (The)	789,139	48,390,003	1.3%
Kraft Foods, Inc.	595,941	19,231,016	0.5%
*PepsiCo, Inc.	543,619	35,498,321	0.9%
Philip Morris International, Inc.	626,288	36,637,848	1.0%
*Procter & Gamble Co. (The)	969,903	61,656,734	1.7%
*Wal-Mart Stores, Inc.	683,431	37,021,457	1.0%
Other Securities		152,042,306	4.1%

Total Consumer Staples		408,578,962	11.0%

Energy — (10.0%)
*Chevron Corp.	687,017	56,754,474	1.5%
*ConocoPhillips	506,863	30,107,662	0.8%
*Exxon Mobil Corp.	1,739,862	115,648,627	3.1%
Occidental Petroleum Corp.	277,542	21,823,127	0.6%
*Schlumberger, Ltd.	466,881	32,630,313	0.9%
Other Securities		149,025,047	4.0%

Total Energy		405,989,250	10.9%

Financials — (12.6%)
*Bank of America Corp.	3,428,552	39,222,635	1.1%
*Berkshire Hathaway, Inc.	591,097	47,027,677	1.3%
*Citigroup, Inc.	8,712,164	36,329,724	1.0%
*Goldman Sachs Group, Inc. (The)	176,184	28,356,815	0.8%
*JPMorgan Chase & Co.	1,354,892	50,984,586	1.4%
U.S. BanCorp.	655,091	15,840,100	0.4%
*Wells Fargo & Co.	1,788,254	46,637,664	1.2%
Other Securities		247,090,213	6.6%

Total Financials		511,489,414	13.8%

Health Care — (10.3%)
*Abbott Laboratories	527,592	27,076,021	0.8%
*Amgen, Inc.	327,508	18,730,183	0.5%
Bristol-Myers Squibb Co.	585,958	15,762,270	0.4%
*Johnson & Johnson	941,189	59,925,504	1.6%
Merck & Co., Inc.	1,051,605	38,152,229	1.0%
*Pfizer, Inc.	2,746,669	47,792,041	1.3%
Other Securities		212,476,738	5.7%

Total Health Care		419,914,986	11.3%

Industrials — (9.6%)
*3M Co.	243,676	20,522,393	0.5%
*Boeing Co. (The)	250,013	17,660,918	0.5%
#*Caterpillar, Inc.	215,430	16,932,798	0.5%
General Electric Co.	3,653,176	58,523,880	1.6%
*Union Pacific Corp.	170,017	14,907,091	0.4%

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
*United Parcel Service, Inc.	338,519	$22,795,869	0.6%
*United Technologies Corp.	317,461	23,736,559	0.6%
Other Securities		215,689,335	5.8%

Total Industrials		390,768,843	10.5%

Information Technology — (17.4%)
*Apple, Inc.	312,163	93,920,482	2.5%
*Cisco Sytems, Inc.	1,951,493	44,552,585	1.2%
*Google, Inc.	84,943	52,069,210	1.4%
Hewlett-Packard Co.	774,884	32,591,621	0.9%
*Intel Corp.	1,902,579	38,184,761	1.0%
*International Business Machines Corp.	430,976	61,888,154	1.7%
*Microsoft Corp.	2,602,083	69,319,491	1.9%
*Oracle Corp.	1,322,445	38,879,883	1.0%
*QUALCOMM, Inc.	548,493	24,753,489	0.7%
Other Securities		251,183,243	6.7%

Total Information Technology		707,342,919	19.0%

Materials — (3.4%)
*Freeport-McMoRan Copper & Gold, Inc. Class B	160,746	15,219,431	0.4%
Other Securities		120,929,347	3.3%

Total Materials		136,148,778	3.7%

Real Estate Investment Trusts — (1.2%)
Other Securities		49,213,837	1.3%

Telecommunication Services — (2.8%)
*AT&T, Inc.	2,019,098	57,544,293	1.6%
*Verizon Communications, Inc.	965,894	31,362,578	0.8%
Other Securities		25,458,180	0.7%

Total Telecommunication Services		114,365,051	3.1%

Utilities — (3.2%)
Other Securities		131,922,829	3.6%

TOTAL COMMON STOCKS		3,664,599,519	98.7%

TEMPORARY CASH INVESTMENTS — (1.0%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	41,853,441	41,853,441	1.1%

SECURITIES LENDING COLLATERAL — (8.8%)
§@DFA Short Term Investment Fund	355,223,607	355,223,607	9.6%

TOTAL INVESTMENTS — (100.0%)
(Cost $3,163,040,809)		$4,061,676,567	109.4%

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$388,864,650	—	—	$388,864,650
Consumer Staples	408,578,962	—	—	408,578,962
Energy	405,989,250	—	—	405,989,250
Financials	511,489,414	—	—	511,489,414
Health Care	419,914,986	—	—	419,914,986
Industrials	390,768,843	—	—	390,768,843
Information Technology	707,342,919	—	—	707,342,919
Materials	136,148,778	—	—	136,148,778
Real Estate Investment Trusts	49,213,837	—	—	49,213,837
Telecommunication Services	114,365,051	—	—	114,365,051
Utilities	131,922,829	—	—	131,922,829
Temporary Cash Investments	41,853,441	—	—	41,853,441
Securities Lending Collateral	—	$355,223,607	—	355,223,607
Futures Contracts**	1,447,110	—	—	1,447,110

TOTAL	$3,707,900,070	$355,223,607	—	$4,063,123,677

** Not reflected in the Summary Schedule of Portfolio Holdings, valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2010

(Amounts in thousands, except share and per share amounts)

	DFA International Value Portfolio	U.S. Large Company Portfolio
ASSETS:
Investments in Affiliated Investment Company at Value	$5,163,850	—
Investments at Value (including $0 and $343,476 of securities on loan, respectively)	—	$3,664,600
Temporary Cash Investments at Value & Cost	—	41,853
Collateral Received from Securities on Loan at Value & Cost	—	355,224
Cash	—	4,410
Receivables:
Dividends and Interest	—	4,220
Securities Lending Income	—	29
Fund Shares Sold	4,559	1,411
Futures Margin Variation	—	5
Prepaid Expenses and Other Assets	55	58

Total Assets	5,168,464	4,071,810

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	355,224
Affiliated Investment Company Purchased	817	—
Fund Shares Redeemed	3,742	2,703
Due to Advisor	857	188
Accrued Expenses and Other Liabilities	239	722

Total Liabilities	5,655	358,837

NET ASSETS	$5,162,809	$3,712,973

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $4,952 and $0 and shares outstanding of 277,960 and 0, respectively (Note O)	$17.82	N/A

NUMBER OF SHARES AUTHORIZED	100,000,000	N/A

Institutional Class Shares — based on net assets of $5,157,857 and $3,712,973 and shares outstanding of 289,683,614 and 397,379,701, respectively	$17.81	$9.34

NUMBER OF SHARES AUTHORIZED	1,500,000,000	900,000,000

Investment in Affiliated Investment Company at Cost	$4,006,520	$—

Investments at Cost	$—	$2,765,964

NET ASSETS CONSIST OF:
Paid-In Capital	$5,083,325	$3,444,337
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	14,433	9,631
Accumulated Net Realized Gain (Loss)	(1,092,801)	(641,077)
Net Unrealized Foreign Exchange Gain (Loss)	522	—
Net Unrealized Appreciation (Depreciation)	1,157,330	900,082

NET ASSETS	$5,162,809	$3,712,973

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	DFA International Value Portfolio*	U.S. Large Company Portfolio**
Investment Income
Dividends (Net of Foreign Taxes Withheld of $11,175 and $0, respectively)	$123,700	$44,967
Interest	27	25
Income from Securities Lending	6,128	296
Expenses Allocated from Affiliated Investment Company	(11,008)	(730)

Total Investment Income	118,847	44,558

Expenses
Investment Advisory Services Fees	—	127
Administrative Services Fees	9,323	1,076
Accounting & Transfer Agent Fees	79	91
Shareholder Servicing Fees — Class R2 Shares	11	—
S&P 500® Fees	—	17
Custodian Fees	—	10
Filing Fees	147	241
Shareholders’ Reports	115	71
Directors’/Trustees’ Fees & Expenses	45	16
Professional Fees	104	86
Other	43	15

Total Expenses	9,867	1,750

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(317)

Net Expenses	9,867	1,433

Net Investment Income (Loss)	108,980	43,125

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	81
Net Realized Gain (Loss) on:
Investment Securities Sold	255,538	(88,214)
Futures	—	76
Foreign Currency Transactions	(99)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	138,488	688,388
Futures	—	(3,735)
Translation of Foreign Currency Denominated Amounts	342	—

Net Realized and Unrealized Gain (Loss)	394,269	596,596

Net Increase (Decrease) in Net Assets Resulting from Operations	$503,249	$639,721

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
**	For the period November 1, 2009 through September 9, 2010, Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio		U.S. Large Company Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$108,980	$106,511	$43,125	$17,245
Capital Gain Distributions Received from Investment Securities	—	—	81	—
Net Realized Gain (Loss) on:
Investment Securities Sold	255,538	45,432	(88,214)	(37,974)
Futures	—	(824)	76	12,592
Foreign Currency Transactions	(99)	2,711	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	138,488	988,043	688,388	73,084
Futures	—	—	(3,735)	1,948
Translation of Foreign Currency Denominated Amounts	342	172	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	503,249	1,142,045	639,721	66,895

Distributions From:
Net Investment Income:
Class R2 Shares	(249)	(208)	—	—
Institutional Class Shares	(107,160)	(105,492)	(35,473)	(18,243)

Total Distributions	(107,409)	(105,700)	(35,473)	(18,243)

Capital Share Transactions (1):
Shares Issued	1,032,364	1,077,621	3,071,799	156,796
Shares Issued in Lieu of Cash Distributions	101,479	98,218	30,048	17,318
Shares Redeemed	(808,163)	(1,124,340)	(778,811)	(166,295)

Net Increase (Decrease) from Capital Share Transactions	325,680	51,499	2,323,036	7,819

Total Increase (Decrease) in Net Assets	721,520	1,087,844	2,927,284	56,471
Net Assets
Beginning of Period	4,441,289	3,353,445	785,689	729,218

End of Period	$5,162,809	$4,441,289	$3,712,973	$785,689

(1) Shares Issued and Redeemed:
Shares Issued	62,742	85,208	350,368	22,124
Shares Issued in Lieu of Cash Distributions	6,675	7,223	3,492	2,474
Shares Redeemed	(49,142)	(90,150)	(52,726)	(24,057)
Shares Reduced by Reverse Stock Split (Note O)	(453)	—	—	—

Net Increase (Decrease) from Shares Issued and Redeemed	19,822	2,281	301,134	541

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$14,433	$12,961	$9,631	$2,126

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA International Value Portfolio- Class R2 Shares†	DFA International Value Portfolio- Institutional Class Shares
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period April 30, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$17.13	$13.58	$26.31	$16.46	$12.54	$25.51	$22.71	$17.67	$15.73

Income from Investment Operations
Net Investment Income (Loss)	0.37	(A)	0.42	(A)	0.66	(A)	0.39	(A)	0.40	(A)	0.74	(A)	0.72	(A)	0.66	(A)	0.48
Net Gains (Losses) on Securities (Realized and Unrealized)	1.29	4.10	(11.73)	1.34	3.92	(12.44)	3.09	5.37	1.89

Total from Investment Operations	1.66	4.52	(11.07)	1.73	4.32	(11.70)	3.81	6.03	2.37
Less Distributions
Net Investment Income	(0.97)	(0.97)	(1.66)	(0.38)	(0.40)	(0.78)	(0.63)	(0.65)	(0.42)
Net Realized Gains	—	—	—	—	—	(0.49)	(0.38)	(0.34)	(0.01)

Total Distributions	(0.97)	(0.97)	(1.66)	(0.38)	(0.40)	(1.27)	(1.01)	(0.99)	(0.43)
Net Asset Value, End of Period	$17.82	$17.13	$13.58	$17.81	$16.46	$12.54	$25.51	$22.71	$17.67

Total Return	10.60%	34.86%	(44.63	)%(C)	10.94%	35.11%	(47.96	)%(C)	17.09%	35.39%	15.40%
Net Assets, End of Period (thousands)	$4,952	$3,443	$3,372	$5,157,857	$4,437,846	$3,350,073	$6,262,069	$4,456,059	$2,518,457
Ratio of Expenses to Average Net Assets (D)	0.72%	0.74%	0.73	%(B)(E)	0.45%	0.46%	0.44	%(B)	0.44%	0.44%	0.48%
Ratio of Net Investment Income to Average Net Assets	2.11%	2.96%	7.47	%(B)(E)	2.34%	3.00%	3.86	%(B)	2.89%	3.25%	2.86%

†All per share amounts and net assets values have been adjusted as a result of the reverse stock split on November 19, 2010. (Note O)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Company Portfolio

	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$8.16		$7.62		$11.63		$11.00		$9.82		$9.23

Income from Investment Operations
Net Investment Income (Loss)	0.18	(A)	0.18	(A)	0.20	(A)	0.22	(A)	0.19	(A)	0.17
Net Gains (Losses) on Securities (Realized and Unrealized)	1.15		0.55		(3.99)		0.62		1.18		0.61

Total from Investment Operations	1.33		0.73		(3.79)		0.84		1.37		0.78
Less Distributions
Net Investment Income	(0.15)		(0.19)		(0.22)		(0.21)		(0.19)		(0.19)

Total Distributions	(0.15)		(0.19)		(0.22)		(0.21)		(0.19)		(0.19)
Net Asset Value, End of Period	$9.34		$8.16		$7.62		$11.63		$11.00		$9.82

Total Return	16.47%		10.07%		(33.10	)%(C)	7.71%		14.11%		8.50%

Net Assets, End of Period (thousands)	$3,712,973		$785,689		$729,218		$1,002,142		$877,405		$692,595
Ratio of Expenses to Average Net Assets	0.10	%**	0.10	%(D)	0.10	%(B)(D)	0.10	%(D)	0.10	%(D)	0.10	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.11	%**	0.13	%(D)	0.11	%(B)(D)	0.11	%(D)	0.11	%(D)	0.14	%(D)
Ratio of Net Investment Income to Average Net Assets	1.99%		2.53%		2.10	%(B)	1.90%		1.90%		1.82%
Portfolio Turnover Rate	1	%*	N/A		N/A		N/A		N/A		N/A

* For the period September 10, 2010 through October 31, 2010. Effective September 10, 2010, the Portfolio directly invests in securities rather than through The U.S. Large Company Series.

** Represents the combined ratios for the portfolio and for the period November 1, 2009 through September 9, 2010, its respective pro-rata share of The U.S. Large Company Series.

See Page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which DFA International Value Portfolio and U.S. Large Company Portfolio (the “Portfolios”) are presented in this section of the report. The remaining portfolios are presented in separate reports.

DFA International Value Portfolio (the “Feeder Fund”) primarily invests its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2010, DFA International Value Portfolio owned 75% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

Class R2 shares of DFA International Value Portfolio commenced operations on April 30, 2008. As of October 31, 2010, Class R1 shares of DFA International Value Portfolio had 100,000,000 authorized shares and had not commenced operations.

On November 1, 2008, The DFAInternational Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

On March 1, 2010, the Board of Directors of DFA Investment Dimensions Group Inc. and of Dimensional Investment Group Inc. approved an Agreement and Plan of Reorganization (the “Plan”) which provided that (i) U.S. Large Company Institutional Index Portfolio (the “Acquiring Fund”), a portfolio of Dimensional Investment Group Inc. would acquire substantially all of the assets of U.S. Large Company Portfolio (the “Target Fund”), a portfolio of DFA Investment Dimensions Group Inc. in exchange solely for shares of capital stock of the Acquiring Fund; (ii) the shares of the Acquiring Fund would be distributed to the shareholders of the Target Fund according to their respective interests in the Target Fund; and (iii) the Target Fund would be liquidated and dissolved (the “Reorganization”). In conjunction with completing the Reorganization, the Acquiring Fund would change its name to “U.S. Large Company Portfolio.” The Reorganization took place on May 7, 2010 and the Acquiring Fund changed its name to U.S. Large Company Portfolio effective May 8, 2010.

The purpose of the transaction was to lower fees for the shareholders of the Target Fund and create operating efficiencies from economies of scale.

The Reorganization was accomplished by a tax-free exchange of the following shares on May 7, 2010:

Target Fund	Shares	Acquiring Fund	Shares	Value (in thousands)
U.S. Large Company Portfolio	83,482,168	U.S. Large Company Institutional Index Portfolio	311,973,980	$2,731,987

The net assets, including net unrealized appreciation (depreciation) of the Target Fund, immediately before the acquisition were as follows (in thousands):

Target Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
U.S. Large Company Portfolio	$2,731,987	$315,984	U.S. Large Company Institutional Index Portfolio	$870,696

Assuming the acquisition had been completed on November 1, 2009, U.S. Large Company Portfolio’s result of operations for the year ended October 31, 2010 would have been as follows (in thousands):

Net Investment Income	$71,681	(a)
Net Realized and Unrealized Gain (Loss) on Investments	501,073	(b)

Net Increase in Net Assets Resulting from Operations	$572,754

(a)	$43,125 as reported in the Statement of Operations, plus $27,799 Net Investment Income from U.S. Large Company Portfolio pre-merger, plus $757 of pro-forma eliminated expenses.

(b)	$596,596 as reported in the Statement of Operations, less $95,523 Net Realized and Unrealized Gain (Loss) on Investments from U.S. Large Company Portfolio pre-merger.

Because both U.S. Large Company Portfolio and U.S. Large Company Institutional Index Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Prior to September 10, 2010, U.S. Large Company Portfolio invested substantially all of its assets in shares of The U.S. Large Company Series. At the close of business on September 9, 2010, U.S. Large Company Portfolio received its pro-rata share of cash and securities from The U.S. Large Company Series in a complete liquidation of its interest in the Series. Effective September 10, 2010, U.S. Large Company Portfolio invests directly in securities rather than through the Series and maintains the same investment objective.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolios utilize a fair value heirarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—     Level 1 – quoted prices in active markets for identical securities

—     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—     Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The DFA International Value Portfolio’s investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

Securities held by U.S. Large Company Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by U.S. Large Company Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, U.S. Large Company Portfolio values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the U.S. Large Company Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed at the end of the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.     Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

3.     Other:    The Feeder Fund recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Feeder Fund estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Feeder Fund are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Feeder Fund. Income, gains and losses, and common expenses of the Feeder Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.
C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolios, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Portfolios and the Series. The Advisor receives no additional compensation for the investment advisory services it provides to the Feeder Fund. For the year ended October 31, 2010, the Portfolios’ administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA International Value Portfolio	0.20%
U.S. Large Company Portfolio*	0.05%

For the year ended October 31, 2010, the Portfolio’s investment advisory fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Large Company Portfolio*	0.025%

*Effective September 10, 2010, U.S. Large Company Portfolio no longer invests substantially all of its assets in The U.S. Large Company Series. Instead, U.S. Large Company Portfolio’s assets are managed directly in accordance with its investment objective and strategies, pursuant to an investment management agreement between the Fund, on behalf of U.S. Large Company Portfolio, and Dimensional, which previously was the manager of The U.S. Large Company Series’ assets. The investment advisory fee paid by U.S. Large Company Portfolio is identical to the advisory fee that was charged to The U.S. Large Company Series.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through March 1, 2011, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2010, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA International Value Portfolio — Class R2 Shares (1)	0.79%	—	—
U.S. Large Company Portfolio (2)	0.10%	—	$642

(1) The Advisor has contractually agreed to assume the Portfolio’s direct expenses (excluding management fees and custodian fees) to the extent necessary to limit the expenses of the Class R2 shares of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s Class R2 shares’ annualized expenses to exceed the applicable percentage of average net assets as listed above.

(2) The Advisor has contractually agreed to waive its administration fee and advisory fee and to assume the Portfolio’s direct and indirect expenses (including the expenses the Portfolio has incurred as a shareholder of The U.S. Large Company Series) necessary to reduce the Portfolio’s expenses to the extent that its total direct and indirect expenses exceed the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $29 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follow (amounts in thousands):

DFA International Value Portfolio	$119
U.S. Large Company Portfolio	194

E. Purchases and Sales of Securities:

For the period September 10, 2010 through October 31, 2010, during which the U.S. Large Company Portfolio invested directly in securities, the Portfolio made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$25,631
Sales	78,269

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to distribution of assets and liabilities by a partnership in complete liquidation and the expiration of capital loss carryforwards, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In-Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA International Value Portfolio	—	$(99)	$99
U.S. Large Company Portfolio	$453,344	(147)	(453,197)

The tax character of dividends and distributions declared and paid during the years ended October 31, 2009 and October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA International Value Portfolio
2009	$105,700	—	$105,700
2010	107,409	—	107,409
U.S. Large Company Portfolio
2009	18,243	—	18,243
2010	35,473	—	35,473

At October 31, 2010, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Caryforward	Total Net Distributable Earnings (Accumulated Losses)
DFA International Value Portfolio	$14,594	—	$(1,092,654)	$(1,078,060)
U.S. Large Company Portfolio	9,826	—	(386,326)	(376,500)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date (amounts in thousands):

	Expires on October 31,
	2011	2012	2013	2014	2015	2016	2017	2018	Total
DFA International Value Portfolio	—	—	—	—	—	$1,092,654	—	—	$1,092,654
U.S. Large Company Portfolio	$13,997	$5,486	$10,569	$1,944	$86,015	100,024	$87,500	$80,791	386,326

For the year ended October 31, 2010, DFA International Value Portfolio had utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes of $255,554 (in thousands).

For the year ended October 31, 2010, U.S. Large Company Portfolio had capital loss carryforward expirations of $42,619 (in thousands).

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio	$4,006,671	$1,245,128	$(87,949)	$1,157,179
U.S. Large Company Portfolio	3,416,346	1,192,587	(547,256)	645,331

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax postions and has concluded that no provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

Certain prior year balances have been reclassified to conform with current year presentations. Such reclassfications impacted the paid-in-capital, undistributed net investment income/distributions in excess of net investment income and accumulated net realized gain/loss components of net assets on the statement of assets and liabilities of U.S. Large Company Portfolio. These reclassifications had no impact on net assets, net asset value, the financial highlights or total return.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009
	Amount	Shares	Amount	Shares
DFA International Value Portfolio
Class R2 Shares
Shares Issued	$2,443	375	$1,393	263
Shares Issued in Lieu of Cash Distributions	249	43	207	38
Shares Redeemed	(1,361)	(215)	(2,329)	(425)
Shares Reduced by Reverse Stock Split (Note O)	—	(453)	—	—

Net Increase (Decrease) — Class R2 Shares	$1,331	(250)	$(729)	(124)

	Year Ended Oct. 31, 2010		Year Ended Oct. 31, 2009
	Amount	Shares	Amount	Shares
Institutional Class Shares
Shares Issued	$1,029,921	62,367	$1,076,228	84,945
Shares Issued in Lieu of Cash Distributions	101,230	6,632	98,011	7,185
Shares Redeemed	(806,802)	(48,927)	(1,122,011)	(89,725)

Net Increase (Decrease) — Institutional Class Shares	$324,349	20,072	$52,228	2,405

H. Financial Instruments:

In accordance with U.S. Large Company Portfolio investment objectives and policies, U.S. Large Company Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    U.S. Large Company Portfolio may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

2.    Futures Contracts:    U.S. Large Company Portfolio may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, U.S. Large Company Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by U.S. Large Company Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, U.S. Large Company Portfolio record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that U.S. Large Company Portfolio could lose more than the initial margin requirements. Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At October 31, 2010, U.S. Large Company Portfolio had outstanding futues contracts (dollar amounts in thousands):

	Description	Expiration Date	Number of Contracts*	Contract Value	Unrealized Gain (Loss)	Approximate Cash Collateral
U.S. Large Company Portfolio	S&P 500 ®Index	12/17/2010	163	$48,073	$1,447	$4,410

*	During the year ended October 31, 2010, U.S. Large Company Portfolio’s average notional value of outstanding futures contracts was $39,922 (in thousands).

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of U.S. Large Company Portfolio’s derivative instrument holdings for the year ended October 31, 2010.

The following is a summary of U.S. Large Company Portfolio’s location and value of derivative instrument holdings on U.S. Large Compnay Portfolio’s Statements of Assets and Liabilities categorized by primary risk exposure as of October 31, 2010 (amounts in thousands):

Asset Derivatives Value
	Location on the Statements of Assets and Liabilities	Equity Contracts
U.S. Large Company Portfolio	Receivables: Futures Margin Variation	$1,447*

*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of realized and change in unrealized gains and losses on U.S. Large Company Portfolio’s Statement of Operations for U.S. Large Company Portfolio’s derivative instrument holdings through the year ended October 31, 2010:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from U.S. Large Company Portfolio’s direct investment in derivative instrument holdings categorized by primary risk exposure for the period September 10, 2010 through October 31, 2010 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income

Equity Contracts
U.S. Large Company Portfolio	$1,012

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Contracts
U.S. Large Company Portfolio	$1,447

I. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowings. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

J. Securities Lending:

As of October 31, 2010, U.S. Large Company Portfolio had securities on loan to brokers/dealers, for which the Portfolio receives cash collateral. The Portfolio invests its cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to its stated investment policies, the Portfolio will generally invest its cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

K. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio Class R2 Shares.

L. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

N. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders is an omnibus account, which typically holds shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Oustanding Shares
DFA International Value Portfolio — Class R2 Shares	3	84%
DFA International Value Portfolio — Institutional Class Shares	2	47%
U.S. Large Company Portfolio	2	66%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On October 29, 2010, the Board of Directors/Trustees adopted a Plan of Recapitalization of DFA International Value Portfolio’s Class R2 Shares. On November 19, 2010, a reverse stock split was executed whereby each shareholder of Class R2 Shares received one share for every 2.631 shares held. The purpose of the reverse split was to reduce the number of Class R2 Shares, thereby increasing the net asset value of each Class R2 Share outstanding in order to more closely align the net asset value with the net asset value of DFA International Value Portfolio’s Institutional Class Shares. The per share data in the financial highlights, capital share activity in the statements of changes in net assets and the outstanding shares and net asset value as of October 31, 2010 in the statement of assets and liabilities have been retroactively restated to reflect the reverse stock splits for the respective Class R2 Shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments/ summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio and U.S. Large Company Portfolio (constituting portfolios within Dimensional Investment Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the

U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Series’ Performance Overview

The U.S. Large Cap Value Series

The U.S. Large Cap Value Series seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Series held 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 19.96% for the Series and 15.72% for the Russell 1000® Value Index. Relative to the Index, the Series’ higher concentration in securities with the most prominent value characteristics and composition differences among the Series’ value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Series and the Index across the market capitalization segments contributed to the outperformance, particularly the Series’ smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Series’ exclusion of REITs had a negative impact of approximately 0.7% relative to the Index as REITs was the best-performing sector over the period.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010
U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Growth Index	6.38%
MSCI World ex USA Value Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010
Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Gains in emerging markets were higher on average than in developed markets, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010

Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Series’ Performance Overview

The DFA International Value Series

The DFA International Value Series seeks to capture the returns of international large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Series held 528 stocks in 23 developed countries. In general the portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 11.13% for the Series and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Series’ greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Series prices foreign exchange rates at the closing of U.S. markets, while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets, while the Index uses local market closing prices.

The Japanese Small Company Series

The Japanese Small Company Series seeks to capture the returns of Japanese small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 1,333 stocks. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks For the 12 months ended October 31, 2010, total returns were 0.72% for the Series and 1.12% for the MSCI Japan Small Cap Index (net dividends). Relative to the Index, the Series’ underperformance was primarily due to its exclusion of REITs, as REITs were the best performing sector over the period. To a lesser extent, compositional differences among the market capitalization segments further detracted from the Series’ relative performance.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 1,093 stocks, and assets were allocated mainly among four countries: Australia, Hong Kong, New Zealand, and Singapore. Country allocations generally reflect the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.91% for the Series and 25.77% for the MSCI Pacific ex Japan Small Cap Index (net dividends). The Series’ relative outperformance was primarily attributable to differences in the valuation timing and methodology between the Series and the Index. The Series prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Series utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

The United Kingdom Small Company Series

The United Kingdom Small Company Series seeks to capture the returns of U.K. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 375 stocks. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. Over the period, U.K. small company stocks outperformed U.K. large company stocks. For the 12 months ended October 31, 2010, total returns were 25.94% for the Series and 21.61% for the MSCI UK Small Cap Index (net dividends). The Series holds a large number of stocks, and in most cases, no single stock will explain a significant amount of the performance difference relative to the Index. However, during the 12-month period ended October 31, 2010, the Portfolio held two stocks that had a significant positive impact on relative performance. One stock was held at a higher weight than in the Index and the other stock was not present in the Index as it was considered too large for the Index.

The Continental Small Company Series

The Continental Small Company Series seeks to capture the returns of small company stocks in developed markets of Europe (excluding the U.K.) and Israel, by purchasing shares in such securities. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 1,405 stocks in 15 developed continental European countries and Israel. Country allocations generally reflect the approximate weights of individual securities within a universe of continental European and Israeli small company stocks constructed by the Advisor. In general, the Series was fully invested in equities throughout the year. The average cash level for period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the continental European (excluding the U.K.) and Israeli equity markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 15.37% for the Series and 15.17% for the MSCI Europe ex UK Small Cap Index (net dividends). The Series and the Index held a number of securities in common but in different weights due to different methods for defining size and the Series’ exclusion rules. For the one-year period ended October 31, 2010, overall differences generally offset each other with the end result that the Series slightly outperformed the Index.

The Canadian Small Company Series

The Canadian Small Company Series seeks to capture the returns of Canadian small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 410 stocks. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the Canadian equity market, rather than the behavior of a limited number of stocks. Over the period, within the Canadian small company universe, the smallest stocks underperformed larger stocks. For the 12 months ended October 31, 2010, total returns were 43.17% for the Series and 46.20% for the MSCI Canada Small Cap Index (net dividends). The Series holds a large number of stocks and in most cases no single stock will explain a significant amount of the performance difference. However, during the 12-month period ended October 31, 2010, the Index held two securities that significantly outperformed and were excluded from the Series, accounting for the majority of the Series’ relative underperformance. These two securities were considered too large to be eligible for the Series.

The Emerging Markets Series

The Emerging Markets Series seeks to capture the returns of large cap stocks in selected emerging markets countries. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large cap emerging markets stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 712 stocks in 20 emerging markets countries. In general, the Series was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets. The Series’ target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Series’ diversified approach, performance was generally determined by broad structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 27.04% for the Series and 23.56% for the MSCI Emerging Markets Index (net dividends). The Series’ relative outperformance was primarily due to differences in country weight allocations between the Series and the Index. Country weight differences were primarily driven by capping of individual countries to limit single-country risk exposure. To a lesser extent, an additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Series and the Index. The Series prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Series utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series seeks to capture the returns of small company stocks in selected emerging markets. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks in selected emerging markets, but does not attempt to track a specific equity index. As of October 31, 2010, the Series held 2,691 stocks in 15 emerging markets countries. In general, the Series was fully invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets. The Series’ target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Series’ diversified approach, performance was principally determined by structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 41.96% for the Series and 23.56% for the MSCI Emerging Markets Index (net dividends). The Series’ outperformance was primarily due to emerging markets small cap stocks significantly outperforming their large cap counterparts during the period. The Series holds primarily small cap stocks whereas the Index holds primarily large cap and mid cap stocks. To a lesser extent, an additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Series and the Index. The Series prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Series utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$975.20	0.11%	$0.55
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

The DFA International Value Series
Actual Fund Return	$1,000.00	$1,063.80	0.24%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
The Japanese Small Company Series
Actual Fund Return	$1,000.00	$942.00	0.14%	$0.69
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,135.30	0.18%	$0.97
Hypothetical 5% Annual Return	$1,000.00	$1,024.30	0.18%	$0.92

The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,151.00	0.13%	$0.70
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66

The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,096.20	0.17%	$0.90
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87

The Canadian Small Company Series
Actual Fund Return	$1,000.00	$1,097.80	0.15%	$0.79
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77

The Emerging Markets Series
Actual Fund Return	$1,000.00	$1,108.50	0.20%	$1.06
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02

The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$1,183.00	0.33%	$1.82
Hypothetical 5% Annual Return	$1,000.00	$1,023.54	0.33%	$1.68

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The U.S. Large Cap Value Series		The DFA International Value Series		The Japanese Small Company Series
Consumer Discretionary	18.2%	Consumer Discretionary	15.8%	Consumer Discretionary	23.7%
Consumer Staples	7.8%	Consumer Staples	6.0%	Consumer Staples	9.8%
Energy	15.5%	Energy	10.1%	Energy	1.1%
Financials	21.4%	Financials	31.6%	Financials	10.4%
Health Care	8.9%	Health Care	1.2%	Health Care	4.5%
Industrials	14.1%	Industrials	10.2%	Industrials	25.9%
Information Technology	3.3%	Information Technology	3.6%	Information Technology	11.2%
Materials	3.4%	Materials	11.7%	Materials	12.7%
Telecommunication Services	6.2%	Other	—	Real Estate Investment Trusts	—
Utilities	1.2%	Telecommunication Services	7.6%	Telecommunication Services	—
		Utilities	2.2%	Utilities	0.7%

	100.0%		100.0%		100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

The Asia Pacific Small Company Series		The United Kingdom Small Company Series		The Continental Small Company Series
Consumer Discretionary	23.3%	Consumer Discretionary	21.6%	Consumer Discretionary	15.3%
Consumer Staples	4.8%	Consumer Staples	4.4%	Consumer Staples	7.0%
Energy	6.1%	Energy	5.0%	Energy	5.3%
Financials	12.6%	Financials	13.5%	Financials	16.6%
Health Care	4.8%	Health Care	3.1%	Health Care	8.5%
Industrials	21.5%	Industrials	30.8%	Industrials	25.2%
Information Technology	4.4%	Information Technology	11.1%	Information Technology	10.0%
Materials	17.0%	Materials	5.6%	Materials	8.7%
Other	—	Other	—	Other	—
Real Estate Investment Trusts	0.1%	Telecommunication Services	2.1%	Real Estate Investment Trusts	—
Telecommunication Services	1.8%	Utilities	2.8%	Telecommunication Services	1.2%
Utilities	3.6%			Utilities	2.2%

	100.0%		100.0%		100.0%

The Canadian Small Company Series		The Emerging Markets Series		The Emerging Markets Small Cap Series
Consumer Discretionary	10.5%	Consumer Discretionary	6.9%	Consumer Discretionary	19.3%
Consumer Staples	2.6%	Consumer Staples	9.3%	Consumer Staples	10.5%
Energy	17.9%	Energy	14.2%	Energy	1.8%
Financials	6.8%	Financials	21.4%	Financials	17.0%
Health Care	4.5%	Health Care	1.0%	Health Care	4.9%
Industrials	9.6%	Industrials	6.7%	Industrials	17.0%
Information Technology	5.6%	Information Technology	13.6%	Information Technology	8.7%
Materials	41.3%	Materials	13.6%	Materials	15.9%
Telecommunication Services	0.3%	Other	—	Other	0.1%
Utilities	0.9%	Real Estate Investment Trusts	—	Real Estate Investment Trusts	—
		Telecommunication Services	9.9%	Telecommunication Services	0.9%

	100.0%	Utilities	3.4%	Utilities	3.9%

			100.0%		100.0%

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.0%)
Consumer Discretionary — (16.4%)
#*Carnival Corp.	2,792,987	$120,573,249	1.4%
CBS Corp. Class B	3,870,469	65,527,040	0.7%
#*Comcast Corp. Class A	11,535,742	237,405,570	2.7%
Comcast Corp. Special Class A	3,843,964	74,303,824	0.8%
#*Liberty Media Corp. Interactive Class A	3,585,265	52,918,511	0.6%
#*News Corp. Class A	8,601,307	124,374,899	1.4%
#News Corp. Class B	3,247,295	52,216,504	0.6%
*Time Warner Cable, Inc.	2,004,056	115,974,721	1.3%
*Time Warner, Inc.	6,251,359	203,231,681	2.3%
#Walt Disney Co. (The)	3,195,385	115,385,352	1.3%
Other Securities		436,691,700	5.0%

Total Consumer Discretionary		1,598,603,051	18.1%

Consumer Staples — (7.0%)
*Archer-Daniels-Midland Co.	2,712,432	90,378,234	1.0%
#*CVS Caremark Corp.	6,345,280	191,119,834	2.2%
#Kraft Foods, Inc.	5,204,766	167,957,799	1.9%
Other Securities		236,916,702	2.7%

Total Consumer Staples		686,372,569	7.8%

Energy — (14.0%)
#*Anadarko Petroleum Corp.	2,760,568	169,968,172	1.9%
#Chesapeake Energy Corp.	3,103,882	67,354,239	0.8%
*Chevron Corp.	999,295	82,551,760	0.9%
#*ConocoPhillips	5,935,876	352,591,034	4.0%
Hess Corp.	1,348,669	85,006,607	1.0%
*Marathon Oil Corp.	3,475,819	123,634,882	1.4%
National-Oilwell, Inc.	1,945,893	104,611,208	1.2%
*Valero Energy Corp.	2,637,648	47,345,782	0.5%
Other Securities		333,750,889	3.8%

Total Energy		1,366,814,573	15.5%

Financials — (19.2%)
*Bank of America Corp.	19,776,300	226,240,872	2.6%
#*Capital One Financial Corp.	2,303,387	85,847,234	1.0%
*Citigroup, Inc.	66,697,025	278,126,594	3.1%
CME Group, Inc.	293,931	85,137,114	1.0%
#*Hartford Financial Services Group, Inc.	1,998,882	47,933,190	0.5%
*Loews Corp.	2,592,160	102,338,477	1.2%
#*MetLife, Inc.	4,397,300	177,343,109	2.0%
*Morgan Stanley	2,707,152	67,326,870	0.8%
#*Prudential Financial, Inc.	2,043,858	107,466,054	1.2%
#*SunTrust Banks, Inc.	2,311,090	57,823,472	0.7%
#Travelers Cos., Inc. (The)	1,196,594	66,051,989	0.7%
Other Securities		576,347,243	6.5%

Total Financials		1,877,982,218	21.3%

Health Care — (8.0%)
*Aetna, Inc.	1,935,699	57,799,972	0.7%
*Pfizer, Inc.	10,541,551	183,422,987	2.1%
*Thermo Fisher Scientific, Inc.	1,915,352	98,487,400	1.1%
#UnitedHealth Group, Inc.	2,647,609	95,446,304	1.1%
*WellPoint, Inc.	2,580,122	140,203,829	1.6%
Other Securities		205,647,709	2.3%

Total Health Care		781,008,201	8.9%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**

Industrials — (12.7%)
*CSX Corp.	2,287,204	$140,548,686	1.6%
General Electric Co.	19,264,818	308,622,384	3.5%
*Norfolk Southern Corp.	2,186,220	134,430,668	1.5%
#*Northrop Grumman Corp.	1,926,678	121,785,316	1.4%
*Southwest Airlines Co.	4,316,432	59,394,104	0.7%
*Union Pacific Corp.	2,835,808	248,643,645	2.8%
Other Securities		224,330,398	2.5%

Total Industrials		1,237,755,201	14.0%

Information Technology — (2.9%)
Other Securities		287,523,914	3.3%

Materials — (3.1%)
#*Alcoa, Inc.	5,082,514	66,733,409	0.7%
*International Paper Co.	2,298,491	58,105,852	0.7%
Other Securities		178,601,082	2.0%

Total Materials		303,440,343	3.4%

Telecommunication Services — (5.6%)
*AT&T, Inc.	11,515,790	328,200,015	3.7%
#*CenturyLink, Inc.	1,178,012	48,746,137	0.6%
*Sprint Nextel Corp.	13,734,331	56,585,444	0.6%
*Verizon Communications, Inc.	2,096,010	68,057,445	0.8%
Other Securities		43,693,274	0.5%

Total Telecommunication Services		545,282,315	6.2%

Utilities — (1.1%)
*Public Service Enterprise Group, Inc.	1,668,763	53,984,483	0.6%
Other Securities		51,447,310	0.6%

Total Utilities		105,431,793	1.2%

TOTAL COMMON STOCKS		8,790,214,178	99.7%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	32,140,674	32,140,674	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.7%)
§@DFA Short Term Investment Fund	936,367,625	936,367,625	10.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $4,388,158 FNMA 3.500%, 10/01/20, valued at $4,590,901) to be repurchased at $4,457,270	$4,457	4,457,185	0.1%

TOTAL SECURITIES LENDING COLLATERAL		940,824,810	10.7%

TOTAL INVESTMENTS — (100.0%)
(Cost $7,923,085,138)		$9,763,179,662	110.7%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,598,603,051	—	—	$1,598,603,051
Consumer Staples	686,372,569	—	—	686,372,569
Energy	1,366,814,573	—	—	1,366,814,573
Financials	1,877,982,218	—	—	1,877,982,218
Health Care	781,008,201	—	—	781,008,201
Industrials	1,237,755,201	—	—	1,237,755,201
Information Technology	287,523,914	—	—	287,523,914
Materials	303,440,343	—	—	303,440,343
Telecommunication Services	545,282,315	—	—	545,282,315
Utilities	105,431,793	—	—	105,431,793
Temporary Cash Investments	32,140,674	—	—	32,140,674
Securities Lending Collateral	—	$940,824,810	—	940,824,810

TOTAL	$8,822,354,852	$940,824,810	—	$9,763,179,662

See accompanying Notes to Financial Statements.

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (5.0%)
Australia & New Zealand Banking Group, Ltd.	2,206,006	$53,819,204	0.8%
#National Australia Bank, Ltd.	2,107,947	52,758,343	0.8%
Wesfarmers, Ltd.	2,331,991	75,875,057	1.1%
Other Securities		224,889,210	3.2%

TOTAL AUSTRALIA		407,341,814	5.9%

AUSTRIA — (0.4%)
Other Securities		29,957,894	0.4%

BELGIUM — (0.6%)
Other Securities		46,661,837	0.7%

CANADA — (9.6%)
#Encana Corp.	2,051,015	57,936,800	0.9%
#Sun Life Financial, Inc.	1,367,335	38,691,331	0.6%
#Suncor Energy, Inc.	2,191,586	70,223,581	1.0%
#Talisman Energy, Inc.	2,353,184	42,661,410	0.6%
Teck Resources, Ltd. Class B	1,418,230	63,409,440	0.9%
#Thomson Reuters Corp.	1,832,184	69,971,141	1.0%
#TransCanada Corp.	1,941,948	71,725,837	1.0%
Other Securities		358,917,190	5.2%

TOTAL CANADA		773,536,730	11.2%

DENMARK — (1.3%)
Other Securities		108,243,005	1.6%

FINLAND — (0.8%)
Other Securities		61,678,555	0.9%

FRANCE — (7.0%)
AXA SA	2,818,397	51,399,167	0.8%
BNP Paribas SA	607,569	44,441,191	0.6%
Cie de Saint-Gobain SA	875,747	41,144,800	0.6%
GDF Suez SA	1,019,150	40,722,357	0.6%
Societe Generale Paris SA	1,074,333	64,422,284	0.9%
Vivendi SA	2,798,643	79,971,735	1.2%
Other Securities		244,435,064	3.5%

TOTAL FRANCE		566,536,598	8.2%

GERMANY — (7.9%)
Allianz SE.	481,474	60,300,624	0.9%
Bayerische Motoren Werke AG	915,762	65,634,885	1.0%
*Daimler AG	2,088,586	138,020,977	2.0%
Deutsche Bank AG	987,090	56,862,241	0.8%
Deutsche Telekom AG	2,852,483	41,282,568	0.6%
#Deutsche Telekom AG Sponsored ADR	3,099,741	44,667,268	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	412,644	64,496,557	0.9%
Other Securities		169,733,757	2.5%

TOTAL GERMANY		640,998,877	9.3%

GREECE — (0.1%)
Other Securities		8,298,682	0.1%

HONG KONG — (1.5%)
Hutchison Whampoa, Ltd.	5,621,000	55,586,897	0.8%
Other Securities		65,265,505	0.9%

TOTAL HONG KONG		120,852,402	1.7%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.1%)
Other Securities		$4,941,532	0.1%

ISRAEL — (0.4%)
Other Securities		29,466,537	0.4%

ITALY — (1.8%)
Intesa Sanpaolo SpA	10,656,633	37,481,113	0.5%
#UniCredit SpA	15,858,749	41,344,820	0.6%
Other Securities		69,762,927	1.0%

TOTAL ITALY		148,588,860	2.1%

JAPAN — (17.3%)
FUJIFILM Holdings Corp.	1,327,000	44,270,853	0.6%
#Nissan Motor Co., Ltd.	4,831,600	42,464,027	0.6%
#Sony Corp. Sponsored ADR	1,801,665	60,968,344	0.9%
#Sumitomo Corp.	3,241,900	41,045,075	0.6%
Other Securities		1,210,511,398	17.5%

TOTAL JAPAN		1,399,259,697	20.2%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.3%)
#ArcelorMittal NV	2,446,831	79,175,937	1.2%
*ING Groep NV	3,356,113	35,906,230	0.5%
Koninklijke Philips Electronics NV	2,087,065	63,660,707	0.9%
Other Securities		84,238,184	1.2%

TOTAL NETHERLANDS		262,981,058	3.8%

NEW ZEALAND — (0.1%)
Other Securities		4,293,061	0.1%

NORWAY — (1.0%)
Other Securities		84,129,497	1.2%

PORTUGAL — (0.1%)
Other Securities		8,195,419	0.1%

SINGAPORE — (1.4%)
Other Securities		109,763,918	1.6%

SPAIN — (2.1%)
#Repsol YPF SA Sponsored ADR	1,432,181	39,657,092	0.6%
Other Securities		130,802,294	1.9%

TOTAL SPAIN		170,459,386	2.5%

SWEDEN — (2.6%)
#Nordea Bank AB	5,498,608	60,543,289	0.9%
Other Securities		150,105,334	2.1%

TOTAL SWEDEN		210,648,623	3.0%

SWITZERLAND — (5.7%)
Compagnie Financiere Richemont SA Series A	897,817	44,781,503	0.6%
Credit Suisse Group AG	1,085,706	44,946,721	0.7%
#Holcim, Ltd. AG	739,477	46,066,677	0.7%
Swiss Reinsurance Co., Ltd. AG	931,611	44,761,229	0.6%
#*UBS AG	3,710,052	63,024,671	0.9%
Zurich Financial Services AG	322,634	78,954,165	1.1%
Other Securities		141,879,887	2.1%

TOTAL SWITZERLAND		464,414,853	6.7%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (15.1%)
Aviva P.L.C.	7,396,866	$47,172,407	0.7%
#Barclays P.L.C. Sponsored ADR	4,180,831	73,791,667	1.1%
International Power P.L.C.	6,483,180	43,257,401	0.6%
Kingfisher P.L.C.	10,285,817	39,184,977	0.6%
#Royal Dutch Shell P.L.C. ADR	3,170,896	203,952,031	2.9%
Vodafone Group P.L.C.	34,976,333	95,611,963	1.4%
#Vodafone Group P.L.C. Sponsored ADR	8,066,329	221,904,711	3.2%
William Morrison Supermarkets P.L.C.	8,127,143	38,248,483	0.5%
Xstrata P.L.C.	3,843,909	74,469,535	1.1%
Other Securities		384,330,100	5.6%

TOTAL UNITED KINGDOM		1,221,923,275	17.7%

TOTAL COMMON STOCKS		6,883,172,110	99.5%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $21,850,000 FHLMC 4.00%, 12/15/38, valued at $20,355,375) to be repurchased at $19,298,306	$19,298	19,298,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund	1,175,802,100	1,175,802,100	17.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $3,305,966)## to be repurchased at $3,241,202	$3,241	3,241,143	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,179,043,243	17.0%

TOTAL INVESTMENTS — (100.0%)
(Cost $6,502,731,182)		$8,081,513,353	116.8%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$5,383,963	$401,957,851	—	$407,341,814
Austria	—	29,957,894	—	29,957,894
Belgium	3,727,334	42,934,503	—	46,661,837
Canada	773,536,730	—	—	773,536,730
Denmark	—	108,243,005	—	108,243,005
Finland	2,054,844	59,623,711	—	61,678,555
France	11,057,872	555,478,726	—	566,536,598
Germany	104,531,048	536,467,829	—	640,998,877
Greece	1,399,460	6,899,222	—	8,298,682
Hong Kong	—	120,852,402	—	120,852,402
Ireland	4,941,532	—	—	4,941,532
Israel	3,608,246	25,858,291	—	29,466,537
Italy	28,604,870	119,983,990	—	148,588,860
Japan	134,121,326	1,265,138,371	—	1,399,259,697
Malaysia	—	—	—	—
Netherlands	17,912,213	245,068,845	—	262,981,058
New Zealand	—	4,293,061	—	4,293,061
Norway	367,187	83,762,310	—	84,129,497
Portugal	—	8,195,419	—	8,195,419
Singapore	—	109,763,918	—	109,763,918
Spain	55,573,325	114,886,061	—	170,459,386
Sweden	10,464,260	200,184,363	—	210,648,623
Switzerland	50,892,561	413,522,292	—	464,414,853
United Kingdom	579,019,350	642,903,925	—	1,221,923,275
Temporary Cash Investments	—	19,298,000	—	19,298,000
Securities Lending Collateral	—	1,179,043,243	—	1,179,043,243

TOTAL	$1,787,196,121	$6,294,317,232	—	$8,081,513,353

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (87.6%)
Consumer Discretionary — (20.8%)
Aoyama Trading Co., Ltd.	191,400	$3,117,117	0.3%
Exedy Corp.	119,000	3,713,418	0.3%
#*Haseko Corp.	3,508,000	3,009,187	0.3%
Kayaba Industry Co., Ltd.	660,000	3,870,694	0.3%
K’s Holdings Corp.	156,927	3,899,809	0.3%
#Nifco, Inc.	162,700	4,093,473	0.3%
Sanrio Co., Ltd.	181,700	3,871,427	0.3%
Shimachu Co., Ltd.	145,700	2,985,858	0.2%
Toyobo Co., Ltd.	2,084,000	3,473,499	0.3%
Other Securities		252,875,512	20.9%

Total Consumer Discretionary		284,909,994	23.5%

Consumer Staples — (8.6%)
#Megmilk Snow Brand Co., Ltd.	178,400	3,151,536	0.2%
Morinaga Milk Industry Co., Ltd.	843,000	3,439,085	0.3%
Other Securities		111,091,940	9.2%

Total Consumer Staples		117,682,561	9.7%

Energy — (0.9%)
Other Securities		12,896,930	1.1%

Financials — (9.1%)
Bank of Okinawa, Ltd. (The)	88,100	3,389,540	0.3%
Century Tokyo Leasing Corp.	260,590	3,759,430	0.3%
Hokkoku Bank, Ltd. (The)	714,000	2,874,405	0.2%
Hyakugo Bank, Ltd. (The)	656,609	2,764,094	0.2%
Kiyo Holdings, Inc.	2,168,900	2,917,101	0.2%
Musashino Bank, Ltd.	105,600	3,066,201	0.3%
Tokai Tokyo Financial Holdings, Inc.	898,000	3,120,888	0.3%
Tokyo Tatemono Co., Ltd.	908,000	3,658,692	0.3%
Other Securities		99,413,439	8.2%

Total Financials		124,963,790	10.3%

Health Care — (3.9%)
Kaken Pharmaceutical Co., Ltd.	335,000	3,670,535	0.3%
#KYORIN Holdings, Inc.	178,000	2,764,121	0.2%
Nihon Kohden Corp.	151,200	2,874,009	0.3%
Nippon Shinyaku Co., Ltd.	229,000	3,248,584	0.3%
Nipro Corp.	180,100	3,671,774	0.3%
#Sawai Pharmaceutical Co., Ltd.	41,500	3,627,965	0.3%
Other Securities		34,031,234	2.8%

Total Health Care		53,888,222	4.5%

Industrials — (22.7%)
#Asahi Diamond Industrial Co., Ltd.	228,000	4,025,736	0.3%
*Duskin Co., Ltd.	184,400	3,241,457	0.3%
#Hitachi Zosen Corp.	2,175,500	3,134,938	0.3%
#Miura Co., Ltd.	131,300	2,967,570	0.2%
*Sankyu, Inc.	717,000	3,006,844	0.3%
Takara Standard Co., Ltd.	483,000	2,970,009	0.2%
Other Securities		291,980,548	24.1%

Total Industrials		311,327,102	25.7%

Information Technology — (9.8%)
#Anritsu Corp.	435,000	2,805,777	0.2%
*Dainippon Screen Manufacturing Co., Ltd.	731,000	4,159,684	0.4%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Information Technology — (Continued)
Horiba, Ltd.	120,500	$2,959,345	0.3%
IT Holdings Corp.	262,401	2,897,221	0.2%
#Kakaku.com, Inc.	573	2,765,044	0.2%
Nichicon Corp.	258,800	2,877,646	0.2%
Ryosan Co., Ltd.	122,000	3,004,852	0.3%
Other Securities		112,666,126	9.3%

Total Information Technology		134,135,695	11.1%

Materials — (11.2%)
Adeka Corp.	331,700	3,535,829	0.3%
FP Corp.	58,500	3,229,497	0.3%
#Kureha Corp.	545,500	3,096,346	0.3%
Nihon Parkerizing Co., Ltd.	230,000	3,013,274	0.2%
Nippon Denko Co., Ltd.	372,000	2,756,092	0.2%
Nippon Paint Co., Ltd.	691,200	5,107,460	0.4%
#NOF Corp.	673,000	3,103,136	0.3%
#Pacific Metals Co., Ltd.	341,000	2,835,502	0.2%
#*Taiheiyo Cement Corp.	2,740,000	2,957,582	0.2%
Toagosei Co., Ltd.	897,000	3,933,092	0.3%
Tokai Carbon Co., Ltd.	556,000	3,278,348	0.3%
Other Securities		116,125,372	9.6%

Total Materials		152,971,530	12.6%

Real Estate Investment Trusts — (0.0%)
Other Securities		25,319	0.0%

Telecommunication Services — (0.0%)
Other Securities		481,027	0.0%

Utilities — (0.6%)
#Saibu Gas Co., Ltd.	1,268,000	3,614,327	0.3%
Other Securities		5,093,434	0.4%

Total Utilities		8,707,761	0.7%

TOTAL COMMON STOCKS		1,201,989,931	99.2%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%
TOTAL RIGHTS/WARRANTS		—	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $4,900,000 FNMA 5.50%, 12/01/38,valued at $2,521,716) to be repurchased at $2,483,039	$2,483	2,483,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.2%)
§@DFA Short Term Investment Fund	165,468,050	165,468,050	13.7%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,795,227)## to be repurchased at $2,740,469	$2,740	$2,740,419	0.2%

TOTAL SECURITIES LENDING COLLATERAL		168,208,469	13.9%

TOTAL INVESTMENTS — (100.0%)
(Cost $1,588,187,054)		$1,372,681,400	113.3%

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$65,037	$284,844,957	—	$284,909,994
Consumer Staples	—	117,682,561	—	117,682,561
Energy	—	12,896,930	—	12,896,930
Financials	—	124,963,790	—	124,963,790
Health Care	—	53,888,222	—	53,888,222
Industrials	1,805,746	309,521,356	—	311,327,102
Information Technology	—	134,135,695	—	134,135,695
Materials	79,110	152,892,420	—	152,971,530
Real Estate Investment Trusts	—	25,319	—	25,319
Telecommunication Services	—	481,027	—	481,027
Utilities	—	8,707,761	—	8,707,761
Rights/Warrants	—	—	—	—
Temporary Cash Investments	—	2,483,000	—	2,483,000
Securities Lending Collateral	—	168,208,469	—	168,208,469

TOTAL	$1,949,893	$1,370,731,507	—	$1,372,681,400

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (86.2%)
AUSTRALIA — (51.7%)
Adelaide Brighton, Ltd.	1,781,776	$6,244,398	0.7%
*Andean Resources, Ltd.	1,464,837	9,136,669	1.0%
Ansell, Ltd.	473,632	6,295,905	0.7%
APA Group, Ltd.	1,702,846	6,518,392	0.7%
Australian Infrastructure Fund NL	3,018,033	5,854,222	0.6%
Australian Pharmaceutical Industries, Ltd.	8,248,388	4,170,326	0.5%
*AWB, Ltd.	3,807,619	5,542,901	0.6%
Boart Longyear Group	1,686,718	5,985,737	0.6%
Bradken, Ltd.	589,828	4,743,303	0.5%
#Campbell Brothers, Ltd.	290,863	10,019,193	1.1%
Challenger Financial Services Group, Ltd.	1,750,037	7,893,293	0.8%
#ConnectEast Group, Ltd.	13,951,937	5,936,849	0.6%
Consolidated Media Holdings, Ltd.	1,225,674	4,026,953	0.4%
#David Jones, Ltd.	1,447,885	6,744,051	0.7%
DUET Group, Ltd.	3,300,250	5,624,843	0.6%
#Flight Centre, Ltd.	192,954	4,317,514	0.5%
Goodman Fielder, Ltd.	4,757,757	6,917,187	0.7%
Graincorp, Ltd Series A	634,518	4,678,450	0.5%
#GUD Holdings, Ltd.	387,740	3,972,190	0.4%
*Iluka Resources, Ltd.	1,472,781	9,747,906	1.0%
#IOOF Holdings, Ltd.	950,183	6,692,291	0.7%
#JB Hi-Fi, Ltd.	379,557	7,396,694	0.8%
#*Karoon Gas Australia, Ltd.	667,086	6,155,517	0.7%
#Kingsgate Consolidated, Ltd.	409,970	4,028,563	0.4%
*Lynas Corp., Ltd.	6,385,207	9,202,825	1.0%
Monadelphous Group, Ltd.	302,955	4,963,891	0.5%
*Mount Gibson Iron, Ltd.	2,962,399	5,885,580	0.6%
Navitas, Ltd.	1,205,167	4,521,704	0.5%
*Pacific Brands, Ltd.	4,412,120	4,698,942	0.5%
*PanAust, Ltd.	8,757,197	6,425,678	0.7%
#Perpetual Trustees Australia, Ltd.	145,492	5,401,823	0.6%
#*Perseus Mining, Ltd.	1,377,405	4,047,188	0.4%
Primary Health Care, Ltd.	1,717,450	5,255,394	0.6%
#Reece Australia, Ltd.	238,457	5,205,510	0.6%
*Riversdale Mining, Ltd.	816,637	8,595,557	0.9%
#SAI Global, Ltd.	992,324	4,250,991	0.5%
#Seek, Ltd.	666,916	4,729,187	0.5%
*Seven Group Holdings, Ltd.	723,898	5,239,495	0.6%
Spark Infrastructure Group, Ltd.	4,454,005	4,887,344	0.5%
*St. Barbara, Ltd.	9,348,675	3,822,176	0.4%
Super Cheap Auto Group, Ltd.	832,879	5,437,284	0.6%
#*Ten Network Holdings, Ltd.	3,318,272	4,685,349	0.5%
Transfield Services, Ltd.	1,322,886	4,492,942	0.5%
UGL, Ltd.	332,576	4,807,541	0.5%
#West Australian Newspapers Holdings, Ltd.	756,808	5,306,719	0.6%
Other Securities		294,878,501	31.5%

TOTAL AUSTRALIA		555,384,968	59.4%

HONG KONG — (19.2%)
Giordano International, Ltd.	6,824,000	4,100,503	0.5%
Pacific Basin Shipping, Ltd.	6,240,000	4,568,892	0.5%
#Techtronic Industries Co., Ltd.	4,614,000	4,679,234	0.5%
Other Securities		192,854,699	20.6%

TOTAL HONG KONG		206,203,328	22.1%

MALAYSIA — (0.0%)
Other Securities		4,146	0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (5.0%)
Fisher & Paykel Healthcare Corp., Ltd.	2,402,700	$5,939,087	0.6%
Sky City Entertainment Group, Ltd.	2,560,206	5,904,284	0.6%
Other Securities		41,495,909	4.5%

TOTAL NEW ZEALAND		53,339,280	5.7%

SINGAPORE — (10.3%)
Other Securities		110,662,728	11.8%

TOTAL COMMON STOCKS		925,594,450	99.0%

PREFERRED STOCKS — (0.1%)
AUSTRALIA — (0.1%)
Other Securities		780,533	0.1%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		20,891	0.0%

HONG KONG — (0.0%)
Other Securities		15,765	0.0%

SINGAPORE — (0.0%)
Other Securities		182,728	0.0%

TOTAL RIGHTS/WARRANTS		219,384	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $80,000 FNMA 3.126%(r), 09/01/40,valued at $82,211) to be repurchased at $77,001	$77	77,000	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (13.7%)
§@DFA Short Term Investment Fund	146,838,427	146,838,427	15.7%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $370,085)## to be repurchased at $362,835	$363	362,828	0.0%

TOTAL SECURITIES LENDING COLLATERAL		147,201,255	15.7%

TOTAL INVESTMENTS — (100.0%)
(Cost $876,704,734)		$1,073,872,622	114.8%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,165,043	$554,219,925	—	$555,384,968
Hong Kong	405,141	205,798,187	—	206,203,328
Malaysia	—	4,146	—	4,146
New Zealand	—	53,339,280	—	53,339,280
Singapore	791,703	109,871,025	—	110,662,728
Preferred Stocks
Australia	—	780,533	—	780,533
Rights/Warrants
Australia	4,411	16,480	—	20,891
Hong Kong	6,899	8,866	—	15,765
Singapore	178,498	4,230	—	182,728
Temporary Cash Investments	—	77,000	—	77,000
Securities Lending Collateral	—	147,201,255	—	147,201,255

TOTAL	$2,551,695	$1,071,320,927	—	$1,073,872,622

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (98.0%)
Consumer Discretionary — (21.1%)
Aegis Group P.L.C.	3,149,142	$6,347,400	0.6%
Daily Mail & General Trust P.L.C. Series A	939,198	8,093,650	0.8%
GKN P.L.C.	3,830,675	10,884,024	1.0%
*Inchcape P.L.C.	1,428,910	7,985,145	0.8%
Informa P.L.C.	1,449,124	10,132,278	1.0%
*ITV P.L.C.	6,035,176	6,610,726	0.6%
Thomas Cook Group P.L.C.	2,420,264	7,015,506	0.7%
United Business Media P.L.C.	864,643	9,112,387	0.9%
Other Securities		155,308,325	15.0%

Total Consumer Discretionary		221,489,441	21.4%

Consumer Staples — (4.4%)
Britvic P.L.C.	834,762	6,452,199	0.6%
PZ Cussons P.L.C.	1,298,024	8,383,476	0.8%
Tate & Lyle P.L.C.	1,062,662	8,557,114	0.8%
Other Securities		22,240,791	2.2%

Total Consumer Staples		45,633,580	4.4%

Energy — (4.9%)
John Wood Group P.L.C.	1,070,261	7,467,982	0.7%
*Premier Oil P.L.C.	380,328	10,244,418	1.0%
Other Securities		33,232,071	3.2%

Total Energy		50,944,471	4.9%

Financials — (13.2%)
Aberdeen Asset Management P.L.C.	2,558,118	7,286,080	0.7%
Amlin P.L.C.	1,697,546	11,055,901	1.1%
Catlin Group, Ltd. P.L.C.	1,219,427	6,808,962	0.7%
Close Brothers Group P.L.C.	504,375	6,234,621	0.6%
Hiscox, Ltd. P.L.C.	1,517,006	8,610,598	0.8%
IG Group Holdings P.L.C.	1,241,907	10,506,913	1.0%
Other Securities		88,142,014	8.5%

Total Financials		138,645,089	13.4%

Health Care — (3.1%)
SSL International P.L.C.	753,239	13,988,081	1.4%
Other Securities		18,005,851	1.7%

Total Health Care		31,993,932	3.1%

Industrials — (30.2%)
Babcock International Group P.L.C.	1,286,052	11,951,794	1.1%
Balfour Beatty P.L.C.	2,390,347	10,598,680	1.0%
Carillion P.L.C.	1,523,518	8,415,082	0.8%
Charter International P.L.C.	614,873	7,280,103	0.7%
*Cookson Group P.L.C.	963,139	7,951,358	0.8%
Firstgroup P.L.C.	1,591,971	10,410,372	1.0%
Hays P.L.C.	4,753,935	8,419,027	0.8%
Homeserve P.L.C.	1,100,525	7,992,806	0.8%
IMI P.L.C.	1,191,221	15,063,796	1.5%
Intertek Group P.L.C.	539,854	16,045,765	1.5%
Meggitt P.L.C.	2,289,633	12,104,196	1.2%
Melrose P.L.C.	1,598,881	7,213,870	0.7%
Michael Page International P.L.C.	1,235,568	9,325,627	0.9%
Rotork P.L.C.	348,025	9,332,212	0.9%
Spirax-Sarco Engineering P.L.C.	301,608	8,735,351	0.8%
*Travis Perkins P.L.C.	667,086	8,842,161	0.8%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Industrials — (Continued)
Ultra Electronics Holdings P.L.C.	267,145	$7,961,510	0.8%
Weir Group P.L.C. (The)	362,747	9,053,724	0.9%
Other Securities		139,720,768	13.5%

Total Industrials		316,418,202	30.5%

Information Technology — (10.9%)
Aveva Group P.L.C.	274,171	6,542,840	0.6%
Halma P.L.C.	1,461,044	7,648,991	0.7%
Logica P.L.C.	5,706,484	11,833,154	1.2%
*Misys P.L.C.	1,833,430	8,254,976	0.8%
Spectris P.L.C.	490,382	8,864,013	0.9%
Other Securities		70,641,956	6.8%

Total Information Technology		113,785,930	11.0%

Materials — (5.5%)
Croda International P.L.C.	484,717	11,168,074	1.1%
Mondi P.L.C.	1,078,021	8,976,093	0.9%
Victrex P.L.C.	321,880	6,661,744	0.6%
Other Securities		30,630,959	2.9%

Total Materials		57,436,870	5.5%

Telecommunication Services — (2.0%)
*Cable & Wireless Communications P.L.C.	8,687,193	7,446,715	0.7%
Other Securities		13,913,823	1.3%

Total Telecommunication Services		21,360,538	2.0%

Utilities — (2.7%)
*Drax Group P.L.C.	1,259,220	7,673,881	0.8%
Northumbrian Water Group P.L.C.	1,699,783	9,642,375	0.9%
Pennon Group P.L.C.	1,133,145	11,308,526	1.1%
Other Securities		194,931	0.0%

Total Utilities		28,819,713	2.8%

TOTAL COMMON STOCKS		1,026,527,766	99.0%

PREFERRED STOCKS — (0.0%)
Consumer Staples — (0.0%)
Other Securities		4,351	0.0%

RIGHTS/WARRANTS — (0.0%)
Other Securities		41,892	0.0%

	Face Amount	Value†
	(000)

TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $5,000 FHLMC 5.00%, 10/15/19,valued at $5,656) to be repurchased at $3,000	$3	3,000	0.0%

	Shares/ Face Amount
	(000)

SECURITIES LENDING COLLATERAL — (2.0%)
§@DFA Short Term Investment Fund	19,629,803	19,629,803	1.9%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,711,232)## to be repurchased at $1,677,709	$1,678	$1,677,678	0.2%

TOTAL SECURITIES LENDING COLLATERAL		21,307,481	2.1%

TOTAL INVESTMENTS — (100.0%)
(Cost $953,563,812)		$1,047,884,490	101.1%

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$743,701	$220,745,740	—	$221,489,441
Consumer Staples	757,384	44,876,196	—	45,633,580
Energy	—	50,944,471	—	50,944,471
Financials	6,802	138,638,287	—	138,645,089
Health Care	—	31,993,932	—	31,993,932
Industrials	624,113	315,794,089	—	316,418,202
Information Technology	—	113,785,930	—	113,785,930
Materials	—	57,436,870	—	57,436,870
Telecommunication Services	—	21,360,538	—	21,360,538
Utilities	—	28,819,713	—	28,819,713
Preferred Stocks
Consumer Staples	—	4,351	—	4,351
Rights/Warrants	—	41,892	—	41,892
Temporary Cash Investments	—	3,000	—	3,000
Securities Lending Collateral	—	21,307,481	—	21,307,481

TOTAL	$2,132,000	$1,045,752,490	—	$1,047,884,490

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.5%)
AUSTRIA — (2.3%)
Andritz AG	116,739	$8,946,425	0.4%
Other Securities		47,555,943	2.3%

TOTAL AUSTRIA		56,502,368	2.7%

BELGIUM — (3.4%)
Ackermans & van Haaren NV	81,854	7,061,891	0.3%
Bekaert SA	32,765	10,044,157	0.5%
D’Ieteren SA	12,906	7,043,989	0.3%
Other Securities		57,597,781	2.8%

TOTAL BELGIUM		81,747,818	3.9%

DENMARK — (2.5%)
Other Securities		60,941,548	2.9%

FINLAND — (5.7%)
KCI Konecranes Oyj	232,703	9,278,182	0.5%
Kesko Oyj	138,078	6,852,025	0.3%
Other Securities		121,719,940	5.9%

TOTAL FINLAND		137,850,147	6.7%

FRANCE — (11.0%)
Arkema SA	199,362	12,882,495	0.6%
#Bourbon SA	155,755	7,098,282	0.3%
Gemalto NV	149,247	6,801,849	0.3%
#Neopost SA	86,402	7,177,299	0.4%
*Rhodia SA	311,738	8,691,016	0.4%
SEB SA	87,918	8,430,197	0.4%
Societe BIC SA	84,787	7,526,006	0.4%
*Valeo SA	232,962	12,592,625	0.6%
Zodiac Aerospace SA	105,911	7,489,218	0.4%
Other Securities		187,174,892	9.0%

TOTAL FRANCE		265,863,879	12.8%

GERMANY — (12.7%)
*Aareal Bank AG	302,222	7,378,490	0.3%
#Aixtron AG	314,748	10,249,247	0.5%
#Aurubis AG	144,707	7,460,677	0.4%
Bilfinger Berger SE	162,980	11,946,841	0.6%
MTU Aero Engines Holding AG	165,906	10,009,105	0.5%
Rheinmetall AG	111,360	8,031,101	0.4%
Rhoen-Klinikum AG	379,608	8,894,423	0.4%
#*SGL Carbon SE	217,830	8,077,263	0.4%
Software AG	70,053	9,809,297	0.5%
Symrise AG	278,877	8,494,967	0.4%
Wincor Nixdorf AG	112,151	8,204,044	0.4%
Other Securities		207,265,186	10.0%

TOTAL GERMANY		305,820,641	14.8%

GREECE — (2.4%)
Other Securities		57,410,789	2.8%

IRELAND — (2.4%)
DCC P.L.C.	308,989	8,941,049	0.4%
*Dragon Oil P.L.C.	1,347,570	9,665,121	0.5%
Paddy Power P.L.C.	180,573	7,291,136	0.3%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (Continued)
Other Securities		$32,432,703	1.6%

TOTAL IRELAND		58,330,009	2.8%

ISRAEL — (2.5%)
Other Securities		59,837,955	2.9%

ITALY — (7.4%)
#Pirelli & Co. SpA	782,291	6,684,015	0.3%
Prysmian SpA	542,696	10,518,765	0.5%
Other Securities		161,636,889	7.8%

TOTAL ITALY		178,839,669	8.6%

NETHERLANDS — (4.9%)
*Crucell NV	230,971	7,476,179	0.4%
#Imtech NV	249,209	8,372,256	0.4%
Nutreco NV	136,273	9,927,338	0.5%
SBM Offshore NV	556,537	11,359,298	0.5%
Other Securities		80,715,939	3.9%

TOTAL NETHERLANDS		117,851,010	5.7%

NORWAY — (2.9%)
#TGS Nopec Geophysical Co. ASA	404,241	7,005,340	0.3%
Other Securities		62,350,129	3.0%

TOTAL NORWAY		69,355,469	3.3%

PORTUGAL — (0.9%)
Other Securities		22,377,327	1.1%

SPAIN — (5.2%)
Ebro Foods SA	312,280	6,867,586	0.3%
Other Securities		119,346,366	5.8%

TOTAL SPAIN		126,213,952	6.1%

SWEDEN — (6.3%)
#Elekta AB Series B	302,500	11,441,870	0.6%
Trelleborg AB Series B	878,565	8,280,093	0.4%
Other Securities		133,282,089	6.4%

TOTAL SWEDEN		153,004,052	7.4%

SWITZERLAND — (13.0%)
Aryzta AG	289,080	12,810,535	0.6%
*Clariant AG	877,755	14,844,717	0.7%
#Galenica Holding AG	17,786	8,595,752	0.4%
*GAM Holding AG	664,563	10,499,380	0.5%
#*Logitech International SA	590,988	11,204,264	0.5%
Nobel Biocare Holding AG	439,153	7,260,518	0.4%
PSP Swiss Property AG	141,111	10,844,983	0.5%
Sulzer AG	76,216	9,279,827	0.5%
Swiss Life Holding AG	66,645	8,155,630	0.4%
#*Temenos Group AG	198,827	6,664,445	0.3%
#Valiant Holding AG	45,484	7,107,562	0.4%
Other Securities		205,411,944	9.9%

TOTAL SWITZERLAND		312,679,557	15.1%

TOTAL COMMON STOCKS		2,064,626,190	99.6%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		2,777	0.0%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
BELGIUM — (0.0%)
Other Securities		$1,158	0.0%

ITALY — (0.0%)
Other Securities		21,088	0.0%

TOTAL RIGHTS/WARRANTS		25,023	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $8,480,000 FNMA 5.50%, 12/01/38, valued at $4,364,113) to be repurchased at $4,298,068	$4,298	4,298,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.3%)
§@DFA Short Term Investment Fund	339,465,423	339,465,423	16.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $5,121,648)## to be repurchased at $5,021,316	$5,021	5,021,224	0.3%

TOTAL SECURITIES LENDING COLLATERAL		344,486,647	16.7%

TOTAL INVESTMENTS — (100.0%) (Cost $2,089,127,748)		$2,413,435,860	116.5%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$107,937	$56,394,431	—	$56,502,368
Belgium	12	81,747,806	—	81,747,818
Denmark	74,652	60,866,896	—	60,941,548
Finland	—	137,850,147	—	137,850,147
France	243,069	265,620,810	—	265,863,879
Germany	116,993	305,703,648	—	305,820,641
Greece	249,728	57,161,061	—	57,410,789
Ireland	433,218	57,896,791	—	58,330,009
Israel	4,001,787	55,836,168	—	59,837,955
Italy	—	178,839,669	—	178,839,669
Netherlands	1,759,091	116,091,919	—	117,851,010
Norway	—	69,355,469	—	69,355,469
Portugal	1,012,387	21,364,940	—	22,377,327
Spain	—	126,213,952	—	126,213,952
Sweden	—	153,004,052	—	153,004,052
Switzerland	494,724	312,184,833	—	312,679,557
Rights/Warrants
Austria	—	2,777	—	2,777
Belgium	1,050	108	—	1,158
Italy	9,127	11,961	—	21,088
Temporary Cash Investments	—	4,298,000	—	4,298,000
Securities Lending Collateral	—	344,486,647	—	344,486,647

TOTAL	$8,503,775	$2,404,932,085	—	$2,413,435,860

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (79.4%)
Consumer Discretionary — (8.3%)
Astral Media, Inc. Class A	186,347	$7,472,882	1.1%
Corus Entertainment, Inc. Class B	278,300	6,008,595	0.9%
#Groupe Aeroplan, Inc.	593,776	7,219,161	1.1%
#*Imax Corp.	270,137	5,861,488	0.9%
#Quebecor, Inc. Class B	159,493	5,753,258	0.9%
*RONA, Inc.	442,375	5,638,666	0.9%
Other Securities		31,398,080	4.7%

Total Consumer Discretionary		69,352,130	10.5%

Consumer Staples — (2.0%)
Other Securities		16,936,325	2.6%

Energy — (14.2%)
#*Bankers Petroleum, Ltd.	759,182	5,322,239	0.8%
*Crew Energy, Inc.	268,096	5,183,698	0.8%
#Progress Energy Resources Corp.	387,604	4,115,846	0.6%
ShawCor, Ltd.	209,500	6,445,838	1.0%
Trican Well Service, Ltd.	494,693	8,575,519	1.3%
#*Uranium One, Inc.	1,819,900	7,440,909	1.1%
Other Securities		81,350,490	12.2%

Total Energy		118,434,539	17.8%

Financials — (5.4%)
AGF Management, Ltd. Class B	330,879	5,375,689	0.8%
#Canadian Western Bank	226,200	5,624,504	0.8%
#Home Capital Group, Inc.	113,700	5,354,457	0.8%
#TMX Group, Inc.	194,874	6,481,151	1.0%
Other Securities		22,319,762	3.4%

Total Financials		45,155,563	6.8%

Health Care — (3.6%)
#*MDS, Inc.	464,108	5,196,699	0.8%
*SXC Health Solutions Corp.	184,318	7,196,336	1.1%
#Valeant Pharmaceuticals International, Inc.	302,138	8,359,971	1.2%
Other Securities		9,196,218	1.4%

Total Health Care		29,949,224	4.5%

Industrials — (7.6%)
#CAE, Inc.	358,590	4,022,227	0.6%
IESI-BFC, Ltd.	293,935	6,879,330	1.0%
Russel Metals, Inc.	229,900	4,526,318	0.7%
*Stantec, Inc.	159,195	4,400,144	0.7%
#Superior Plus Corp.	367,830	4,381,934	0.7%
Toromont Industries, Ltd.	262,959	7,495,066	1.1%
Other Securities		32,005,570	4.8%

Total Industrials		63,710,589	9.6%

Information Technology — (4.5%)
*Celestica, Inc.	797,607	6,717,761	1.0%
*MacDonald Dettweiler & Associates, Ltd.	143,020	7,125,058	1.1%
#*Open Text Corp.	135,242	5,983,056	0.9%
Other Securities		17,352,359	2.6%

Total Information Technology		37,178,234	5.6%

Materials — (32.8%)
#Alamos Gold, Inc.	396,920	6,145,080	0.9%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Materials — (Continued)
#*Consolidated Thompson Iron Mines, Ltd.	656,633	$6,360,951	1.0%
*Detour Gold Corp.	237,256	6,929,950	1.0%
#*Eastern Platinum, Ltd.	2,845,360	5,189,106	0.8%
#*Equinox Minerals, Ltd.	1,652,990	8,978,885	1.4%
#*Euro Goldfields, Ltd.	494,960	6,687,468	1.0%
#*Golden Star Resources, Ltd.	870,710	4,567,407	0.7%
#HudBay Minerals, Inc.	498,098	7,862,906	1.2%
*Lundin Mining Corp.	1,147,100	7,265,679	1.1%
Methanex Corp.	359,200	10,002,236	1.5%
*New Gold, Inc.	908,957	6,728,724	1.0%
#*Novagold Resources, Inc.	499,855	5,606,767	0.8%
#Pan Amer Silver Corp.	220,900	7,067,327	1.1%
#*Quadra FNX Mining, Ltd.	543,917	7,679,581	1.2%
#*SEMAFO, Inc.	867,985	10,416,841	1.6%
Sherritt International Corp.	888,402	6,907,567	1.0%
#*Silver Standard Resources, Inc.	266,867	6,489,167	1.0%
Silvercorp Metals, Inc.	528,430	4,942,859	0.7%
#*Taseko Mines, Ltd.	649,000	4,104,373	0.6%
#*Thompson Creek Metals Co., Inc.	474,700	5,715,576	0.9%
#West Fraser Timber Co., Ltd.	123,716	5,373,683	0.8%
#*Western Coal Corp.	688,705	4,659,344	0.7%
Other Securities		128,192,410	19.3%

Total Materials		273,873,887	41.3%

Telecommunication Services — (0.3%)
Other Securities		2,260,301	0.3%

Utilities — (0.7%)
Other Securities		6,102,692	0.9%

TOTAL COMMON STOCKS		662,953,484	99.9%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $585,000 FHLMC 5.00%, 10/15/19valued at $661,781) to be repurchased at $649,010	$649	649,000	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (20.5%)
§@DFA Short Term Investment Fund	168,636,615	168,636,615	25.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,868,042)## to be repurchased at $2,811,858	$2,812	2,811,806	0.4%

TOTAL SECURITIES LENDING COLLATERAL		171,448,421	25.8%

TOTAL INVESTMENTS — (100.0%) (Cost $792,036,344)		$835,050,905	125.8%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$69,352,130	—	—	$69,352,130
Consumer Staples	16,936,325	—	—	16,936,325
Energy	118,434,539	—	—	118,434,539
Financials	45,155,563	—	—	45,155,563
Health Care	29,949,224	—	—	29,949,224
Industrials	63,710,589	—	—	63,710,589
Information Technology	37,178,234	—	—	37,178,234
Materials	273,873,887	—	—	273,873,887
Telecommunication Services	2,260,301	—	—	2,260,301
Utilities	6,102,692	—	—	6,102,692
Temporary Cash Investments	—	$649,000	—	649,000
Securities Lending Collateral	—	171,448,421	—	171,448,421

TOTAL	$662,953,484	$172,097,421	—	$835,050,905

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.7%)
BRAZIL — (3.1%)
Cia Siderurgica Nacional SA	734,552	$12,161,171	0.5%
Petroleo Brasilerio SA ADR	1,009,389	34,440,353	1.4%
Other Securities		38,669,099	1.5%

TOTAL BRAZIL		85,270,623	3.4%

CHILE — (2.0%)
Other Securities		53,671,271	2.1%

CHINA — (11.3%)
Bank of China, Ltd.	36,691,000	22,085,287	0.9%
China Construction Bank Corp.	21,737,000	20,780,648	0.8%
#China Life Insurance Co., Ltd. ADR	250,705	16,488,868	0.6%
#China Mobile, Ltd. Sponsored ADR	696,697	35,789,325	1.4%
#CNOOC, Ltd. ADR	68,756	14,364,504	0.6%
Industrial & Commercial Bank of China, Ltd. Series H	34,093,000	27,543,516	1.1%
PetroChina Co., Ltd. ADR	115,210	14,165,070	0.6%
Tencent Holdings, Ltd.	700,600	16,123,103	0.6%
Other Securities		136,946,084	5.4%

TOTAL CHINA		304,286,405	12.0%

COLOMBIA — (0.3%)
Other Securities		7,472,398	0.3%

CZECH REPUBLIC — (0.7%)
CEZ A.S.	254,916	11,272,835	0.4%
Other Securities		7,245,270	0.3%

TOTAL CZECH REPUBLIC		18,518,105	0.7%

EGYPT — (0.1%)
Other Securities		3,589,496	0.1%

HUNGARY — (1.0%)
Other Securities		26,401,798	1.0%

INDIA — (10.8%)
HDFC Bank, Ltd.	378,035	19,427,251	0.8%
Infosys Technologies, Ltd.	398,967	26,735,874	1.1%
#Infosys Technologies, Ltd. Sponsored ADR	233,496	15,746,970	0.6%
ITC, Ltd.	3,212,684	12,399,207	0.5%
Larsen & Toubro, Ltd.	282,173	12,860,404	0.5%
Reliance Industries, Ltd.	1,898,511	46,866,998	1.8%
Tata Consultancy Services, Ltd.	641,575	15,223,695	0.6%
Other Securities		142,815,741	5.6%

TOTAL INDIA		292,076,140	11.5%

INDONESIA — (2.8%)
PT Astra International Tbk	2,821,561	18,065,369	0.7%
PT Telekomunikasi Indonesia Tbk	13,911,140	14,122,335	0.6%
Other Securities		43,866,000	1.7%

TOTAL INDONESIA		76,053,704	3.0%

ISRAEL — (0.0%)
Other Securities		38	0.0%

MALAYSIA — (4.5%)
CIMB Group Holdings Berhad	5,354,954	14,300,384	0.6%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MALAYSIA — (Continued)
Other Securities		$106,241,503	4.2%

TOTAL MALAYSIA		120,541,887	4.8%

MEXICO — (6.7%)
America Movil S.A.B. de C.V. Series L	23,307,621	66,725,332	2.7%
#Fomento Economico Mexicano S.A.B. de C.V. Series B & D	2,109,900	11,602,058	0.5%
Grupo Mexico S.A.B. de C.V. Series B	4,075,517	13,426,630	0.5%
#Wal-Mart de Mexico S.A.B. de C.V. Series V	8,551,980	23,402,284	0.9%
Other Securities		66,525,865	2.6%

TOTAL MEXICO		181,682,169	7.2%

PERU — (0.4%)
Other Securities		9,785,049	0.4%

PHILIPPINES — (0.6%)
Other Securities		15,583,766	0.6%

POLAND — (1.4%)
Other Securities		39,187,798	1.5%

RUSSIA — (4.0%)
Gazprom OAO Sponsored ADR	1,743,505	38,174,119	1.5%
Lukoil OAO Sponsored ADR	354,178	19,750,701	0.8%
Other Securities		49,770,935	2.0%

TOTAL RUSSIA		107,695,755	4.3%

SOUTH AFRICA — (7.9%)
Impala Platinum Holdings, Ltd.	478,692	13,514,497	0.5%
MTN Group, Ltd.	1,659,950	29,395,910	1.2%
Naspers, Ltd. Series N	324,237	16,882,139	0.7%
#Sasol, Ltd. Sponsored ADR	920,291	41,643,168	1.6%
Standard Bank Group, Ltd.	861,864	12,676,857	0.5%
Other Securities		100,238,872	4.0%

TOTAL SOUTH AFRICA		214,351,443	8.5%

SOUTH KOREA — (12.0%)
#Hyundai Heavy Industries Co., Ltd.	47,395	15,460,234	0.6%
Hyundai Mobis	53,070	13,216,066	0.5%
Hyundai Motor Co., Ltd.	95,919	14,520,680	0.6%
#POSCO	46,060	19,010,253	0.8%
Samsung Electronics Co., Ltd.	97,139	64,444,531	2.5%
Samsung Electronics Co., Ltd. GDR	49,372	16,479,096	0.7%
Other Securities		180,231,033	7.1%

TOTAL SOUTH KOREA		323,361,893	12.8%

TAIWAN — (10.8%)
Formosa Chemicals & Fiber Co., Ltd.	4,232,445	12,103,668	0.5%
Formosa Plastics Corp.	5,051,648	14,473,970	0.6%
Hon Hai Precision Industry Co., Ltd.	5,190,997	19,632,544	0.8%
#HTC Corp.	553,558	12,553,253	0.5%
Nan Ya Plastic Corp.	6,817,564	15,144,810	0.6%
#Taiwan Semiconductor Manufacturing Co., Ltd.	22,386,808	46,056,661	1.8%
Other Securities		173,173,003	6.8%

TOTAL TAIWAN		293,137,909	11.6%

THAILAND — (1.9%)
Other Securities		52,250,619	2.1%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
TURKEY — (2.4%)
Turkiye Garanti Bankasi A.S.	2,842,585	$ 17,159,207	0.7%
Other Securities		47,443,189	1.9%

TOTAL TURKEY		64,602,396	2.6%

TOTAL COMMON STOCKS		2,289,520,662	90.5%

PREFERRED STOCKS — (8.7%)
BRAZIL — (8.7%)
Banco Bradesco SA	1,584,132	32,459,659	1.3%
Cia de Bebidas das Americas SA Preferred ADR	151,600	21,108,784	0.8%
Itau Unibanco Holding SA	1,765,755	42,682,192	1.7%
Petroleo Brasilerio SA ADR	1,376,550	42,934,594	1.7%
Vale SA Series A	1,412,691	39,672,996	1.6%
Other Securities		56,392,921	2.2%

TOTAL BRAZIL		235,251,146	9.3%

TOTAL PREFERRED STOCKS		235,251,146	9.3%

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
Other Securities		1,932	0.0%

TAIWAN — (0.0%)
Other Securities		6,600	0.0%

TOTAL RIGHTS/WARRANTS		8,532	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $13,610,000 FHLMC 5.00%, 10/15/19, valued at $15,396,313) to be repurchased at $15,165,240	$15,165	15,165,000	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.0%)
§@DFA Short Term Investment Fund	162,574,034	162,574,034	6.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $906,014)## to be repurchased at $888,265	$888	888,249	0.1%

TOTAL SECURITIES LENDING COLLATERAL		163,462,283	6.5%

TOTAL INVESTMENTS — (100.0%) (Cost $1,331,491,186)		$2,703,407,623	106.9%

THE EMERGING MARKETS SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$85,270,623	—	—	$85,270,623
Chile	53,671,271	—	—	53,671,271
China	95,237,645	$209,048,760	—	304,286,405
Colombia	7,472,398	—	—	7,472,398
Czech Republic	—	18,518,105	—	18,518,105
Egypt	—	3,589,496	—	3,589,496
Hungary	—	26,401,798	—	26,401,798
India	25,482,298	266,593,842	—	292,076,140
Indonesia	—	76,053,704	—	76,053,704
Israel	—	38	—	38
Malaysia	10,037	120,531,850	—	120,541,887
Mexico	181,674,371	7,798	—	181,682,169
Peru	9,785,049	—	—	9,785,049
Philippines	—	15,583,766	—	15,583,766
Poland	—	39,187,798	—	39,187,798
Russia	153,300	107,542,455	—	107,695,755
South Africa	61,497,185	152,854,258	—	214,351,443
South Korea	3,515,103	319,846,790	—	323,361,893
Taiwan	10,914,911	282,222,998	—	293,137,909
Thailand	52,250,619	—	—	52,250,619
Turkey	—	64,602,396	—	64,602,396
Preferred Stocks
Brazil	235,251,146	—	—	235,251,146
Rights/Warrants
China	—	1,932	—	1,932
Taiwan	—	6,600	—	6,600
Temporary Cash Investments	—	15,165,000	—	15,165,000
Securities Lending Collateral	—	163,462,283	—	163,462,283

TOTAL	$822,185,956	$1,881,221,667	—	$2,703,407,623

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (88.0%)
ARGENTINA — (0.0%)
Other Securities		$—	0.0%

BRAZIL — (7.5%)
BR Malls Participacoes SA	567,258	5,327,948	0.3%
Diagnosticos Da America SA	507,200	6,159,901	0.3%
Duratex SA	624,462	7,198,409	0.4%
*Lojas Renner SA	273,700	10,859,144	0.6%
PDG Realty SA Empreendimentos e Participacoes	459,817	5,692,612	0.3%
Sul America SA	344,448	4,049,589	0.2%
Totvs SA	49,764	4,516,018	0.2%
Other Securities		111,262,919	5.9%

TOTAL BRAZIL		155,066,540	8.2%

CHILE — (2.5%)
Corpbanca SA	285,638,523	4,493,486	0.3%
*Empresas La Polar SA	801,254	5,715,006	0.3%
Other Securities		41,816,909	2.2%

TOTAL CHILE		52,025,401	2.8%

CHINA — (12.2%)
#*Brilliance China Automotive Holdings, Ltd.	12,088,000	10,635,308	0.6%
China Yurun Food Group, Ltd.	1,688,000	6,555,071	0.4%
ENN Energy Holdings, Ltd.	2,178,000	6,519,695	0.3%
#*Hunan Non-Ferrous Metal Corp., Ltd.	8,774,000	3,944,343	0.2%
#*Semiconductor Manufacturing International Corp.	93,483,000	7,834,980	0.4%
#Skyworth Digital Holdings, Ltd.	6,672,815	3,915,246	0.2%
Other Securities		212,074,509	11.3%

TOTAL CHINA		251,479,152	13.4%

HUNGARY — (0.2%)
Other Securities		3,422,269	0.2%

INDIA — (12.0%)
Bhushan Steel, Ltd.	391,545	4,382,078	0.2%
LIC Housing Finance, Ltd.	148,431	4,477,435	0.2%
Shriram Transport Finance Co., Ltd.	260,052	5,166,633	0.3%
Other Securities		234,355,119	12.5%

TOTAL INDIA		248,381,265	13.2%

INDONESIA — (3.7%)
PT Charoen Pokphand Indonesia Tbk	6,835,500	6,559,173	0.4%
PT Kalbe Farma Tbk	14,904,238	4,476,715	0.2%
Other Securities		66,018,951	3.5%

TOTAL INDONESIA		77,054,839	4.1%

ISRAEL — (0.0%)
Other Securities		790,735	0.0%

MALAYSIA — (5.0%)
Other Securities		103,078,350	5.5%

MEXICO — (3.8%)
#Banco Compartamos S.A. de C.V.	612,400	4,314,772	0.2%
#*Corporacion GEO S.A.B. de C.V. Series B	1,330,000	4,222,222	0.2%
#Embotelladora Arca S.A.B. de C.V.	1,909,100	7,885,010	0.4%
#*Empresas ICA S.A.B. de C.V. Sponsored ADR	681,589	7,183,948	0.4%
Grupo Continental S.A.B. de C.V.	3,036,559	8,557,844	0.5%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MEXICO — (Continued)
#*Industrias CH S.A.B. de C.V. Series B	1,172,808	$4,226,592	0.2%
#TV Azteca S.A.B. de C.V. Series A	6,581,300	4,940,772	0.3%
Other Securities		36,696,292	1.9%

TOTAL MEXICO		78,027,452	4.1%

PHILIPPINES — (2.3%)
Aboitiz Equity Ventures, Inc.	6,767,000	5,276,577	0.3%
Other Securities		41,813,722	2.2%

TOTAL PHILIPPINES		47,090,299	2.5%

POLAND — (2.2%)
Other Securities		45,259,624	2.4%

SOUTH AFRICA — (8.6%)
Adcock Ingram Holdings, Ltd.	565,230	5,239,226	0.3%
*Aveng, Ltd.	981,591	6,169,886	0.3%
Barloworld, Ltd.	579,959	4,344,138	0.2%
Clicks Group, Ltd.	918,874	5,984,671	0.3%
Foschini Group, Ltd. (The)	672,822	8,160,841	0.4%
Grindrod, Ltd.	1,607,864	3,896,553	0.2%
Imperial Holdings, Ltd.	422,517	6,904,540	0.4%
JD Group, Ltd.	983,807	6,913,498	0.4%
Metropolitan Holdings, Ltd.	2,025,393	4,888,202	0.3%
Mr. Price Group, Ltd.	693,186	6,263,264	0.3%
Reunert, Ltd.	594,843	5,436,191	0.3%
Spar Group, Ltd. (The)	622,477	8,462,463	0.5%
Tongaat-Hulett, Ltd.	629,016	8,799,490	0.5%
Woolworths Holdings, Ltd.	1,831,592	7,176,559	0.4%
Other Securities		89,316,610	4.7%

TOTAL SOUTH AFRICA		177,956,132	9.5%

SOUTH KOREA — (11.3%)
Busan Bank	401,750	5,005,650	0.3%
Daegu Bank, Ltd.	315,263	4,136,509	0.2%
#Hanwha Chemical Corp.	187,517	5,106,807	0.3%
Hyundai Securities Co.	300,510	3,938,888	0.2%
Other Securities		216,279,152	11.5%

TOTAL SOUTH KOREA		234,467,006	12.5%

TAIWAN — (10.8%)
Other Securities		223,970,240	11.9%

THAILAND — (3.3%)
Other Securities		67,206,616	3.6%

TURKEY — (2.6%)
Other Securities		53,708,911	2.8%

TOTAL COMMON STOCKS		1,818,984,831	96.7%

PREFERRED STOCKS — (2.9%)
BRAZIL — (2.9%)
#Braskem SA Preferred A Sponsored ADR	301,000	6,275,850	0.3%
Klabin SA	1,412,700	3,946,554	0.2%
Suzano Papel e Celullose SA	488,293	4,592,016	0.3%
Ultrapar Participacoes SA	112,095	6,810,218	0.4%
Other Securities		38,173,102	2.0%

TOTAL BRAZIL		59,797,740	3.2%

CHILE — (0.0%)
Other Securities		28,478	0.0%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
INDIA — (0.0%)
Other Securities		$37,093	0.0%

MALAYSIA — (0.0%)
Other Securities		9,384	0.0%

TOTAL PREFERRED STOCKS		59,872,695	3.2%

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
Other Securities		30,821	0.0%

INDIA — (0.0%)
Other Securities		118,976	0.0%

INDONESIA — (0.0%)
Other Securities		14,863	0.0%

MALAYSIA — (0.0%)
Other Securities		63,540	0.0%

POLAND — (0.0%)
Other Securities		769,887	0.0%

SOUTH KOREA — (0.0%)
Other Securities		76,648	0.0%

THAILAND — (0.0%)
Other Securities		113,211	0.0%

TOTAL RIGHTS/WARRANTS		1,187,946	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $5,715,000 FNMA 3.126%(r), 09/01/40, valued at $5,872,937) to be repurchased at $5,786,092	$5,786	5,786,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (8.8%)
§@DFA Short Term Investment Fund	180,694,390	180,694,390	9.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,145,517)## to be repurchased at $1,123,077	$1,123	1,123,056	0.1%

TOTAL SECURITIES LENDING COLLATERAL		181,817,446	9.7%

TOTAL INVESTMENTS — (100.0%) (Cost $1,391,523,697)		$2,067,648,918	109.9%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	—	—	—	—
Brazil	$155,066,540	—	—	$155,066,540
Chile	52,025,401	—	—	52,025,401
China	3,878,440	$247,600,712	—	251,479,152
Hungary	—	3,422,269	—	3,422,269
India	1,768,808	246,612,457	—	248,381,265
Indonesia	323,334	76,731,505	—	77,054,839
Israel	3,185	787,550	—	790,735
Malaysia	81,368	102,996,982	—	103,078,350
Mexico	77,708,646	318,806	—	78,027,452
Philippines	45,479	47,044,820	—	47,090,299
Poland	480,316	44,779,308	—	45,259,624
South Africa	765,167	177,190,965	—	177,956,132
South Korea	1,319,141	233,147,865	—	234,467,006
Taiwan	248,717	223,721,523	—	223,970,240
Thailand	66,450,408	756,208	—	67,206,616
Turkey	—	53,708,911	—	53,708,911
Preferred Stocks
Brazil	59,761,877	35,863	—	59,797,740
Chile	28,478	—	—	28,478
India	—	37,093	—	37,093
Malaysia	9,384	—	—	9,384
Rights/Warrants
China	20,134	10,687	—	30,821
India	—	118,976	—	118,976
Indonesia	—	14,863	—	14,863
Malaysia	20,361	43,179	—	63,540
Poland	—	769,887	—	769,887
South Korea	—	76,648	—	76,648
Thailand	50,261	62,950	—	113,211
Temporary Cash Investments	—	5,786,000	—	5,786,000
Securities Lending Collateral	—	181,817,446	—	181,817,446

TOTAL	$420,055,445	$1,647,593,473	—	$2,067,648,918

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series	The Japanese Small Company Series	The Asia Pacific Small Company Series
ASSETS:
Investments at Value (including $907,199, $1,113,371, $157,308 and $128,176 of securities on loan, respectively)	$8,790,214	$6,883,172	$1,201,990	$926,595
Temporary Cash Investments at Value & Cost	32,141	19,298	2,483	77
Collateral Received from Securities on Loan at Value & Cost	940,825	1,179,043	168,208	147,201
Foreign Currencies at Value	—	5,268	193	5,311
Cash	—	15	15	16
Receivables:
Investment Securities Sold	22,909	—	144	1,266
Dividends, Interest and Tax Reclaims	10,683	17,428	8,552	2,014
Securities Lending Income	552	314	167	187
Fund Shares Sold	—	817	10	—
Unrealized Gain on Foreign Currency Contracts	—	54	17	—

Total Assets	9,797,324	8,105,409	1,381,779	1,082,667

LIABILITIES:
Payables:
Upon Return of Securities Loaned	940,825	1,179,043	168,208	147,201
Investment Securities Purchased	34,042	4,564	1,779	139
Fund Shares Redeemed	4,926	403	—	40
Due to Advisor	725	1,168	102	78
Accrued Expenses and Other Liabilities	406	598	90	71

Total Liabilities	980,924	1,185,776	170,179	147,529

NET ASSETS	$8,816,400	$6,919,633	$1,211,600	$935,138

Investments at Cost	$6,950,120	$5,304,390	$1,417,496	$729,427

Foreign Currencies at Cost	$—	$5,262	$191	$5,292

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands)

	The United Kingdom Small Company Series	The Continental Small Company Series	The Canadian Small Company Series	The Emerging Markets Series	The Emerging Markets Small Cap Series
ASSETS:
Investments at Value (including $20,169, $317,386, $162,680, $155,961 and $161,114 of securities on loan, respectively)	$1,026,574	$2,064,651	$662,954	$2,524,780	$1,880,046
Temporary Cash Investments at Value & Cost	3	4,298	649	15,165	5,786
Collateral Received from Securities on Loan at Value & Cost	21,307	344,487	171,448	163,462	181,817
Foreign Currencies at Value	12,317	2,670	113	3,772	388
Cash	16	16	27	43	66
Receivables:
Investment Securities Sold	—	2,884	1	12,252	60
Dividends, Interest and Tax Reclaims	2,284	2,413	184	2,383	1,137
Securities Lending Income	8	417	135	260	331
Fund Shares Sold	13	13	—	161	161
Unrealized Gain on Foreign Currency Contracts	—	2	—	6	—

Total Assets	1,062,522	2,421,851	835,511	2,722,284	2,069,792

LIABILITIES:
Payables:
Upon Return of Securities Loaned	21,307	344,487	171,448	163,462	181,817
Investment Securities Purchased	4,385	4,574	252	56	2,097
Fund Shares Redeemed	—	—	—	24,164	—
Due to Advisor	85	169	54	211	309
Unrealized Loss on Foreign Currency Contracts	—	—	—	8	—
Deferred Thailand Capital Gains Tax	—	—	—	4,459	3,997
Accrued Expenses and Other Liabilities	51	137	35	431	216

Total Liabilities	25,828	349,367	171,789	192,791	188,436

NET ASSETS	$1,036,694	$2,072,484	$663,722	$2,529,493	$1,881,356

Investments at Cost	$932,253	$1,740,343	$619,939	$1,152,864	$1,203,920

Foreign Currencies at Cost	$12,159	$2,556	$112	$3,671	$387

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series	The Japanese Small Company Series	The Asia Pacific Small Company Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $15,467, $1,667 and $624, respectively)	$172,913	$171,182	$22,210	$27,220
Interest	42	37	4	6
Income from Securities Lending	3,974	8,478	2,464	2,095

Total Investment Income	176,929	179,697	24,678	29,321

Expenses
Investment Advisory Services Fees	8,301	12,890	1,181	770
Accounting & Transfer Agent Fees	827	651	140	100
Custodian Fees	92	1,256	264	386
Shareholders’ Reports	49	38	7	4
Directors’/Trustees’ Fees & Expenses	78	62	10	7
Professional Fees	162	188	24	20
Other	74	130	20	14

Total Expenses	9,583	15,215	1,646	1,301

Net Investment Income (Loss)	167,346	164,482	23,032	28,020

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	638,095	360,748	(15,709)	46,684
Foreign Currency Transactions	—	(156)	792	(20)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	678,724	182,952	(460)	129,509
Translation of Foreign Currency Denominated Amounts	—	537	315	(75)

Net Realized and Unrealized Gain (Loss)	1,316,819	544,081	(15,062)	176,098

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,484,165	$708,563	$7,970	$204,118

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	The United Kingdom Small Company Series	The Continental Small Company Series	The Canadian Small Company Series	The Emerging Markets Series	The Emerging Markets Small Cap Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $61, $5,672, $824, $6,189 and $3,313, respectively)	$25,291	$35,967	$4,796	$51,067	$32,627
Interest	4	12	6	8	9
Income from Securities Lending	175	5,216	1,169	2,046	2,552

Total Investment Income	25,470	41,195	5,971	53,121	35,188

Expenses
Investment Advisory Services Fees	851	1,724	500	2,246	2,840
Accounting & Transfer Agent Fees	107	192	73	244	162
Custodian Fees	77	585	133	1,565	1,369
Shareholders’ Reports	5	10	3	13	8
Directors’/Trustees’ Fees & Expenses	8	17	5	22	14
Professional Fees	16	48	10	84	64
Other	14	36	7	56	32

Total Expenses	1,078	2,612	731	4,230	4,489

Net Investment Income (Loss)	24,392	38,583	5,240	48,891	30,699

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	35,525	72,573	6,585	160,587	102,089
Foreign Currency Transactions	126	811	40	541	77 **
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	152,112	156,901	168,950	337,045	382,774
Translation of Foreign Currency Denominated Amounts	(30)	30	(11)	(5)	(76)
Change in Deferred Thailand Capital Gains Tax	—	—	—	(2,275)	(3,052)

Net Realized and Unrealized Gain (Loss)	187,733	230,315	175,564	495,893	481,812

Net Increase (Decrease) in Net Assets Resulting from Operations	$212,125	$268,898	$180,804	$544,784	$512,511

**	Net of foreign capital gain taxes withheld of $184.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Cap Value Series		The DFA International Value Series		The Japanese Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$167,346	$155,080	$164,482	$161,170	$23,032	$23,685
Net Realized Gain (Loss) on:
Investment Securities Sold	638,095	(122,113)	360,748	63,984	(15,709)	(27,421)
Futures	—	7,204	—	(1,125)	—	1,131
Foreign Currency Transactions	—	—	(156)	3,828	792	2,027
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	678,724	1,161,370	182,952	1,395,836	(460)	227,157
Futures	—	(29)	—	—	—	—
Translation of Foreign Currency Denominated Amounts	—	—	537	240	315	(641)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,484,165	1,201,512	708,563	1,623,933	7,970	225,938

Transactions in Interest:
Contributions	512,765	734,173	611,794	449,410	61,990	37,597
Withdrawals	(688,930)	(1,166,648)	(592,688)	(581,716)	(41,396)	(143,463)

Net Increase (Decrease) from Transactions in Interest	(176,165)	(432,475)	19,106	(132,306)	20,594	(105,866)

Total Increase (Decrease) in Net Assets	1,308,000	769,037	727,669	1,491,627	28,564	120,072
Net Assets
Beginning of Period	7,508,400	6,739,363	6,191,964	4,700,337	1,183,036	1,062,964

End of Period	$8,816,400	$7,508,400	$6,919,633	$6,191,964	$1,211,600	$1,183,036

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Asia Pacific Small Company Series		The United Kingdom Small Company Series		The Continental Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$28,020	$19,547	$24,392	$23,533	$38,583	$36,091
Net Realized Gain (Loss) on:
Investment Securities Sold	46,684	(32,245)	35,525	(34,448)	72,573	(13,321)
Futures	—	(432)	—	534	—	(476)
Foreign Currency Transactions	(20)	146	126	(50)	811	(549)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	129,509	330,580	152,112	234,459	156,901	468,759
Futures	—	(3)	—	(1)	—	(9)
Translation of Foreign Currency Denominated Amounts	(75)	209	(30)	(199)	30	305

Net Increase (Decrease) in Net Assets Resulting from Operations	204,118	317,802	212,125	223,828	268,898	490,800

Transactions in Interest:
Contributions	85,604	21,607	59,131	26,861	199,653	118,904
Withdrawals	(35,581)	(99,649)	(5,034)	(35,607)	(26,959)	(90,397)

Net Increase (Decrease) from Transactions in Interest	50,023	(78,042)	54,097	(8,746)	172,694	28,507

Total Increase (Decrease) in Net Assets	254,141	239,760	266,222	215,082	441,592	519,307
Net Assets
Beginning of Period	680,997	441,237	770,472	555,390	1,630,892	1,111,585

End of Period	$935,138	$680,997	$1,036,694	$770,472	$2,072,484	$1,630,892

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Canadian Small Company Series		The Emerging Markets Series		The Emerging Markets Small Cap Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$5,240	$3,432	$48,891	$43,700	$30,699	$20,144
Net Realized Gain (Loss) on:
Investment Securities Sold	6,585	(38,817)	160,587	40,421	102,089	(13,070)
Futures	—	(322)	—	(2,920)	—	(181)
Foreign Currency Transactions	40	(182)	541	(24)	77 **	(182)
In-Kind Redemptions	—	—	—	17,805 *	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	168,950	159,928	337,045	642,058	382,774	535,144
Futures	—	—	—	(32)	—	(10)
Translation of Foreign Currency Denominated Amounts	(11)	19	(5)	210	(76)	185
Change in Deferred Thailand Capital Gains Tax	—	—	(2,275)	(1,366)	(3,052)	(786)

Net Increase (Decrease) in Net Assets Resulting from Operations	180,804	124,058	544,784	739,852	512,511	541,244

Transactions in Interest:
Contributions	117,737	37,000	199,169	162,102	344,585	168,060
Withdrawals	—	(28,750)	(323,776)	(417,162)*	(143,713)	(107,710)

Net Increase (Decrease) from Transactions in Interest	117,737	8,250	(124,607)	(255,060)	200,872	60,350

Total Increase (Decrease) in Net Assets	298,541	132,308	420,177	484,792	713,383	601,594
Net Assets
Beginning of Period	365,181	232,873	2,109,316	1,624,524	1,167,973	566,379

End of Period	$663,722	$365,181	$2,529,493	$2,109,316	$1,881,356	$1,167,973

  *    See Note K in the Notes to Financial Statements.

**    Net of foreign capital gain taxes withheld of $184.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series†
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Total Return	19.96%	11.90%	(36.53	)%(C)	(0.32)%	18.16%	14.66%
Net Assets, End of Period (thousands)	$8,816,400	$7,508,400	$6,739,363		$10,159,322	$8,866,306	$5,831,587
Ratio of Expenses to Average Net Assets	0.12%	0.13%	0.11	%(B)	0.11%	0.12%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.42%	1.97	%(B)	1.44%	1.68%	1.56%
Portfolio Turnover Rate	28%	29%	19	%(C)	9%	13%	9%

	The DFA International Value Series†
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Total Return	11.13%	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%
Net Assets, End of Period (thousands)	$6,919,633	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698
Ratio of Expenses to Average Net Assets	0.24%	0.24%	0.23	%(B)	0.23%	0.23%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.55%	3.22%	4.15	%(B)	3.04%	3.29%	2.71%
Portfolio Turnover Rate	20%	18%	16	%(C)	16%	8%	10%

See page 1 for the Definitions of Abbreviations and Footnotes.

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Japanese Small Company Series
	Year Ended Oct 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	0.72%	22.69%	(26.87	)%(C)	(1.16)%	(2.28)%	31.03%

Net Assets, End of Period (thousands)	$1,211,600	$1,183,036	$1,062,964		$1,504,821	$1,385,722	$1,151,429
Ratio of Expenses to Average Net Assets	0.14%	0.15%	0.13	%(B)	0.13%	0.14%	0.22%
Ratio of Net Investment Income to Average Net Assets	1.95%	2.15%	2.64	%(B)	1.94%	1.68%	1.51%
Portfolio Turnover Rate	10%	7%	10	%(C)	9%	9%	6%

	The Asia Pacific Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	28.91%	84.98%	(57.75	)%(C)	47.23%	38.26%	9.30%

Net Assets, End of Period (thousands)	$935,138	$680,997	$441,237		$1,205,154	$749,627	$395,923
Ratio of Expenses to Average Net Assets	0.17%	0.18%	0.15	%(B)	0.15%	0.17%	0.27%
Ratio of Net Investment Income to Average Net Assets	3.64%	4.00%	4.33	%(B)	3.58%	4.19%	4.33%
Portfolio Turnover Rate	18%	23%	20	%(C)	25%	14%	10%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The United Kingdom Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	25.94%	43.51%	(50.77	)%(C)	2.42%	44.80%	12.88%

Net Assets, End of Period (thousands)	$1,036,694	$770,472	$555,390		$1,158,580	$1,117,826	$643,038
Ratio of Expenses to Average Net Assets	0.13%	0.14%	0.12	%(B)	0.12%	0.13%	0.22%
Ratio of Net Investment Income to Average Net Assets	2.86%	4.02%	3.79	%(B)	2.72%	2.70%	3.19%
Portfolio Turnover Rate	15%	10%	25	%(C)	12%	8%	12%

	The Continental Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	15.37%	43.78%	(49.66	)%(C)	17.49%	47.10%	18.97%

Net Assets, End of Period (thousands)	$2,072,484	$1,630,892	$1,111,585		$2,256,122	$1,875,194	$981,938
Ratio of Expenses to Average Net Assets	0.15%	0.16%	0.14	%(B)	0.14%	0.15%	0.24%
Ratio of Net Investment Income to Average Net Assets	2.24%	2.93%	3.49	%(B)	2.16%	2.27%	2.16%
Portfolio Turnover Rate	12%	7%	18	%(C)	12%	7%	18%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Canadian Small Company Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Period April 2, 2007(a) to Nov. 30, 2007

Total Return	43.17%	61.67%	(56.44	)%(C)	10.20	%(C)

Net Assets, End of Period (thousands)	$663,722	$365,181	$232,873		$213,529
Ratio of Expenses to Average Net Assets	0.15%	0.17%	0.18	%(B)	0.26	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.05%	1.37%	0.97	%(B)	0.47	%(B)(E)
Portfolio Turnover Rate	10%	23%	21	%(C)	6	%(C)

	The Emerging Markets Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	27.04%	53.99%	(48.15	)%(C)	42.62%		31.87%	31.23%

Net Assets, End of Period (thousands)	$2,529,493	$2,109,316	$1,624,524		$3,707,790		$2,414,971	$1,852,565
Ratio of Expenses to Average Net Assets	0.19%	0.20%	0.18	%(B)	0.19%		0.20%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.18%	2.57%	3.00	%(B)	2.52%		2.54%	3.70%
Portfolio Turnover Rate	12%	14%	19	%(C)	7%		11%	9%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Small Cap Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	41.96%	92.08%	(56.84	)%(C)	43.32%	40.55%	24.85%

Net Assets, End of Period (thousands)	$1,881,356	$1,167,973	$566,379		$1,525,571	$903,529	$545,271
Ratio of Expenses to Average Net Assets	0.32%	0.33%	0.30	%(B)	0.31%	0.34%	0.49%
Ratio of Net Investment Income to Average Net Assets	2.16%	2.52%	3.07	%(B)	1.94%	2.39%	2.70%
Portfolio Turnover Rate	15%	13%	19	%(C)	16%	18%	8%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which nine are included in this section of the report (collectively, the “Series”), and three are presented in separate reports.

Domestic Equity Portfolio	International Equity Portfolios
The U.S. Large Cap Value Series	The DFA International Value Series
The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series

Effective December 31, 2008 and November 1, 2008, The U.S. Large Cap Value Series and The DFA International Value Series, respectively, each a master fund in a RIC/RIC master-feeder structure, elected with the consent of their respective Holder(s) to change their U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. Each Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—    Level 1 – quoted prices in active markets for identical securities

—    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—    Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Domestic Equity Portfolio and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolio and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolio and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevent trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Series did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Trustee shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board of the Fund (unless the Trustee files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Trustees have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The International Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging

Markets Series and The Emerging Markets Small Cap Series accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. These Series are also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Trust. For the year ended October 31, 2010, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The U.S. Large Cap Value Series	0.10%
The DFA International Value Series	0.20%
The Japanese Small Company Series	0.10%
The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%
The Emerging Markets Series	0.10%
The Emerging Markets Small Cap Series	0.20%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2010, the total related amounts paid by the Trust to the CCO were $68 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Cap Value Series	$214
The DFA International Value Series	167
The Japanese Small Company Series	36
The Asia Pacific Small Company Series	17
The United Kingdom Small Company Series	20
The Continental Small Company Series	42
The Canadian Small Company Series	9
The Emerging Markets Series	57
The Emerging Markets Small Cap Series	28

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
The U.S. Large Cap Value Series	$2,275,573	$2,324,050
The DFA International Value Series	$1,456,793	$1,277,745
The Japanese Small Company Series	163,391	117,375

	Purchases	Sales
The Asia Pacific Small Company Series	206,699	138,132
The United Kingdom Small Company Series	189,382	121,594
The Continental Small Company Series	416,808	200,743
The Canadian Small Company Series	167,163	50,262
The Emerging Markets Series	276,316	352,561
The Emerging Markets Small Cap Series	447,425	215,575

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

Some of the Series’ investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2010, the following Series had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts listed below are in thousands.

	Mark to Market	Realized Gains
The Japanese Small Company Series	$ 715	$ 32
The Asia Pacific Small Company Series	20,807	310
The United Kingdom Small Company Series	2,607	—
The Continental Small Company Series	328	6,878
The Canadian Small Company Series	10,180	2,733
The Emerging Markets Series	462	—
The Emerging Markets Small Cap Series	718	293

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Cap Value Series	$7,923,103	$1,950,355	$(110,278)	$1,840,077
The DFA International Value Series	6,502,935	1,696,236	(117,658)	1,578,578
The Japanese Small Company Series	1,590,149	122,117	(339,585)	(217,468)
The Asia Pacific Small Company Series	901,611	308,290	(136,028)	172,262
The United Kingdom Small Company Series	960,749	259,623	(172,488)	87,135
The Continental Small Company Series	2,090,469	575,896	(252,929)	322,967
The Canadian Small Company Series	802,216	136,111	(103,276)	32,835
The Emerging Markets Series	1,332,379	1,390,857	(19,829)	1,371,028
The Emerging Markets Small Cap Series	1,392,722	759,335	(84,408)	674,927

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series’

tax positions and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Markets Risks:    Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Master Funds may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3.    Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Series had no outstanding futures contracts.

H. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	1.97%	$8,884	25	$12	$25,114

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period

The DFA International Value Series	0.94%	$3,278	14	$ 1	$ 6,386
The Japanese Small Company Series	0.88%	80	12	—	199
The Asia Pacific Small Company Series	0.92%	459	31	—	1,736
The United Kingdom Small Company Series	0.93%	139	9	—	1,003
The Continental Small Company Series	0.94%	993	16	—	2,421
The Emerging Markets Series	0.89%	6,211	63	10	41,407
The Emerging Markets Small Cap Series	0.90%	2,974	39	3	6,471

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

I. Securities Lending:

As of October 31, 2010, some of the Series had securities on loan to brokers/dealers, for which each Series received cash collateral. In addition, The Emerging Market Series and The Emerging Markets Small Cap Series received non-cash collateral with a market value of $85,839 and $125, respectively (in thousands). Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

During the year ended October 31, 2009, The Emerging Markets Series realized net gains of $17,805 (in thousands) of in-kind redemptions.

L. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

M. Other:

The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The U.S. Large Cap Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Market Series and The Emerging Markets Small Cap Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

DIMENSIONAL EMERGING MARKETS VALUE FUND

PERFORMANCE CHART

DIMENSIONAL EMERGING MARKETS VALUE FUND

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2010

Emerging markets performed well for the fiscal year ended October 31, 2010, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010

Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Fund Performance Overview

Dimensional Emerging Markets Value Fund

The Dimensional Emerging Markets Value Fund seeks to capture the returns of large and small cap value stocks as measured by book to market ratio in selected emerging markets countries. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets value stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Fund held 2,016 stocks in 17 emerging markets countries. In general, the Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Fund’s assets. The Fund’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Fund’s diversified investment approach, performance was generally determined by broad structural trends in emerging markets countries, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 30.55% for the Fund and 23.56% for the MSCI Emerging Markets Index (net dividends). The Fund targets large and small cap value stocks while the Index primarily targets large and mid cap stocks. The Fund’s relative outperformance was primarily due to its higher allocation than the Index to small cap value stocks, which outperformed, and a lower allocation than the Index to large cap stocks, which underperformed. To a lesser extent, an additional component of the Fund’s outperformance was due to differences in valuation timing and methodology between the Fund and the Index. The Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

		Six Months Ended October 31, 2010
EXPENSE TABLE
	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,121.50	0.21%	$1.12
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Dimensional Emerging Markets Value Fund
Consumer Discretionary	8.8%
Consumer Staples	6.7%
Energy	12.9%
Financials	30.8%
Health Care	0.7%
Industrials	11.5%
Information Technology	6.6%
Materials	18.8%
Other	—
Real Estate Investment Trusts	—
Telecommunication Services	1.7%
Utilities	1.5%

100.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (88.2%)
BRAZIL — (7.9%)
#Banco Santander Brasil SA ADR	10,011,893	$144,171,259	1.2%
BM&F Bovespa SA	22,558,150	188,128,311	1.6%
BRF - Brasil Foods SA ADR	2,898,191	42,400,534	0.3%
#*Fibria Celulose SA Sponsored ADR	2,444,493	43,903,094	0.4%
#Petroleo Brasileiro SA ADR	2,310,397	78,830,746	0.7%
Other Securities		511,654,175	4.3%

TOTAL BRAZIL		1,009,088,119	8.5%

CHILE — (2.5%)
Empresas CMPC SA	1,512,741	81,335,149	0.7%
#Enersis SA Sponsored ADR	3,017,368	68,826,164	0.6%
Other Securities		172,239,889	1.4%

TOTAL CHILE		322,401,202	2.7%

CHINA — (12.1%)
Bank of China, Ltd.	470,554,474	283,239,227	2.4%
China Construction Bank Corp.	72,842,000	69,637,206	0.6%
#China Petroleum & Chemical Corp. ADR	606,083	57,765,771	0.5%
#China Unicom Hong Kong, Ltd. ADR	4,715,857	66,021,998	0.5%
Other Securities		1,072,566,776	9.0%

TOTAL CHINA		1,549,230,978	13.0%

CZECH REPUBLIC — (0.4%)
Other Securities		44,808,463	0.4%

HUNGARY — (1.1%)
#*MOL Hungarian Oil & Gas P.L.C.	451,154	47,937,453	0.4%
#*OTP Bank P.L.C.	2,633,742	78,216,750	0.7%
Other Securities		16,419,394	0.1%

TOTAL HUNGARY		142,573,597	1.2%

INDIA — (10.2%)
Hindalco Industries, Ltd.	9,934,662	47,243,508	0.4%
#ICICI Bank, Ltd. Sponsored ADR	3,332,795	175,238,361	1.5%
Reliance Industries, Ltd.	7,365,013	181,814,091	1.5%
Other Securities		899,743,882	7.5%

TOTAL INDIA		1,304,039,842	10.9%

INDONESIA — (3.1%)
PT Bumi Resources Tbk	280,320,500	70,190,067	0.6%
Other Securities		331,711,535	2.8%

TOTAL INDONESIA		401,901,602	3.4%

ISRAEL — (0.0%)
Other Securities		3,639,775	0.0%

MALAYSIA — (3.4%)
AMMB Holdings Berhad	21,831,262	44,387,897	0.4%
PPB Group Berhad	6,909,766	42,656,648	0.3%
Other Securities		354,846,470	3.0%

TOTAL MALAYSIA		441,891,015	3.7%

MEXICO — (5.5%)
#*Cemex S.A.B. de C.V. Sponsored ADR	11,578,134	101,540,235	0.9%
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR	1,617,816	88,834,277	0.7%
#Grupo Carso S.A.B. de C.V. Series A-1	10,578,093	60,960,244	0.5%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MEXICO — (Continued)
#Grupo Financiero Banorte S.A.B. de C.V.	10,027,360	$42,901,314	0.4%
#Grupo Mexico S.A.B. de C.V. Series B	24,866,224	81,920,796	0.7%
#Organizacion Soriana S.A.B. de C.V. Series B	14,451,500	44,016,919	0.4%
Other Securities		290,330,610	2.4%

TOTAL MEXICO		710,504,395	6.0%

PHILIPPINES — (1.0%)
Other Securities		121,877,101	1.0%

POLAND — (1.7%)
*Polski Koncern Naftowy Orlen SA	5,310,008	74,871,545	0.7%
Other Securities		146,060,520	1.2%

TOTAL POLAND		220,932,065	1.9%

RUSSIA — (4.4%)
Gazprom OAO Sponsored ADR	18,589,632	407,020,812	3.4%
Lukoil OAO Sponsored ADR	2,257,507	125,889,656	1.1%
Other Securities		29,266,180	0.2%

TOTAL RUSSIA		562,176,648	4.7%

SOUTH AFRICA — (7.6%)
ABSA Group, Ltd.	3,202,004	62,031,775	0.5%
#Gold Fields, Ltd. Sponsored ADR	7,845,589	123,724,939	1.1%
#Nedbank Group, Ltd.	2,742,435	51,214,855	0.4%
Sanlam, Ltd.	28,700,406	107,458,594	0.9%
Other Securities		631,684,711	5.3%

TOTAL SOUTH AFRICA		976,114,874	8.2%

SOUTH KOREA — (11.7%)
Hyundai Motor Co., Ltd.	909,723	137,718,248	1.1%
#KB Financial Group, Inc. ADR	2,538,946	113,998,675	1.0%
#LG Display Co., Ltd. ADR	2,809,493	48,351,375	0.4%
#*LG Electronics, Inc.	747,229	65,798,650	0.5%
#POSCO ADR	1,058,114	109,980,369	0.9%
Samsung Corp.	834,818	49,026,745	0.4%
Shinhan Financial Group Co., Ltd.	1,534,998	59,466,140	0.5%
#Shinhan Financial Group Co., Ltd. ADR	802,794	62,433,289	0.5%
#SK Energy Co., Ltd.	320,419	43,117,922	0.4%
Other Securities		817,269,532	6.9%

TOTAL SOUTH KOREA		1,507,160,945	12.6%

TAIWAN — (11.0%)
#*AU Optronics Corp. Sponsored ADR	6,421,347	64,406,110	0.5%
*Chimei Innolux Corp.	49,903,746	66,965,890	0.6%
Fubon Financial Holding Co., Ltd.	35,221,501	43,089,224	0.3%
Mega Financial Holding Co., Ltd.	73,353,000	50,855,439	0.4%
United Microelectronics Corp.	116,004,069	55,645,336	0.5%
Other Securities		1,130,452,372	9.5%

TOTAL TAIWAN		1,411,414,371	11.8%

THAILAND — (2.4%)
Other Securities		303,985,751	2.6%

TURKEY — (2.2%)
Other Securities		284,884,341	2.4%

TOTAL COMMON STOCKS		11,318,625,084	95.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value††	Percentage of Net Assets**
PREFERRED STOCKS — (4.3%)
BRAZIL — (4.3%)
#Gerdau SA Sponsored ADR	4,348,258	$56,701,284	0.5%
Metalurgica Gerdau SA	4,022,600	61,582,237	0.5%
Petroleo Brasileiro SA ADR	3,327,243	103,776,709	0.9%
Usinas Siderurgicas de Minas Gerais SA Series A	7,092,710	88,935,233	0.7%
Other Securities		240,405,478	2.0%

TOTAL BRAZIL		551,400,941	4.6%

INDIA — (0.0%)
Other Securities		87,486	0.0%

MALAYSIA — (0.0%)
Other Securities		80,926	0.0%

TOTAL PREFERRED STOCKS		551,569,353	4.6%

RIGHTS/WARRANTS — (0.0%)

CHINA — (0.0%)
Other Securities		205,255	0.0%

INDONESIA — (0.0%)
Other Securities		1,733	0.0%

MALAYSIA — (0.0%)
Other Securities		450,428	0.0%

POLAND — (0.0%)
Other Securities		1,486,062	0.0%

SOUTH KOREA — (0.0%)
Other Securities		186,825	0.0%

TAIWAN — (0.0%)
Other Securities		74,585	0.0%

THAILAND — (0.0%)
Other Securities		305,184	0.0%

TOTAL RIGHTS/WARRANTS		2,710,072	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $81,705,000 FHLMC 4.00%, 09/01/24, valued at $71,456,943) to be repurchased at $83,314,319	$83,313	83,313,000	0.7%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.8%)
§@DFA Short Term Investment Fund	877,175,369	877,175,369	7.4%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,439,213)## to be repurchased at $1,411,019	$1,411	$1,410,993	0.0%

TOTAL SECURITIES LENDING COLLATERAL		878,586,362	7.4%

TOTAL INVESTMENTS — (100.0%) (Cost $9,604,404,435)		$12,834,803,871	107.7%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

Summary of inputs used to value the Fund’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$1,009,088,119	—	—	$1,009,088,119
Chile	322,401,202	—	—	322,401,202
China	200,110,080	$1,349,120,898	—	1,549,230,978
Czech Republic	—	44,808,463	—	44,808,463
Hungary	—	142,573,597	—	142,573,597
India	195,153,304	1,108,886,538	—	1,304,039,842
Indonesia	723,328	401,178,274	—	401,901,602
Israel	31,353	3,608,422	—	3,639,775
Malaysia	425,797	441,465,218	—	441,891,015
Mexico	709,803,830	700,565	—	710,504,395
Philippines	—	121,877,101	—	121,877,101
Poland	—	220,932,065	—	220,932,065
Russia	—	562,176,648	—	562,176,648
South Africa	180,709,172	795,405,702	—	976,114,874
South Korea	335,419,044	1,171,741,901	—	1,507,160,945
Taiwan	76,080,903	1,335,333,468	—	1,411,414,371
Thailand	295,095,677	8,890,074	—	303,985,751
Turkey	—	284,884,341	—	284,884,341
Preferred Stocks
Brazil	551,400,941	—	—	551,400,941
India	—	87,486	—	87,486
Malaysia	80,926	—	—	80,926
Rights/Warrants
China	190,603	14,652	—	205,255
Indonesia	—	1,733	—	1,733
Malaysia	450,428	—	—	450,428
Poland	—	1,486,062	—	1,486,062
South Korea	—	186,825	—	186,825
Taiwan	—	74,585	—	74,585
Thailand	65,435	239,749	—	305,184
Temporary Cash Investments	—	83,313,000	—	83,313,000
Securities Lending Collateral	—	878,586,362	—	878,586,362

TOTAL	$3,877,230,142	$8,957,573,729	—	$12,834,803,871

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $817,079 of securities on loan)	$11,872,905
Temporary Cash Investments at Value & Cost	83,313
Collateral Received from Securities on Loan at Value & Cost	878,586
Foreign Currencies at Value	10,524
Cash	547
Receivables:
Investment Securities Sold	979
Dividends, Interest and Tax Reclaims	10,196
Fund Shares Sold	13,173
Securities Lending Income	918
Unrealized Gain on Foreign Currency Contracts	25

Total Assets	12,871,166

LIABILITIES:
Payables:
Upon Return of Securities Loaned	878,586
Investment Securities Purchased	55,280
Due to Advisor	988
Unrealized Loss on Foreign Currency Contracts	5
Deferred Thailand Capital Gains Tax	16,976
Accrued Expenses and Other Liabilities	1,376

Total Liabilities	953,211

NET ASSETS	$11,917,955

Investments at Cost	$8,642,505

Foreign Currencies at Cost	$10,371

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $21,174)	$180,635
Interest	82
Income from Securities Lending	8,842

Total Investment Income	189,559

Expenses
Investment Advisory Services Fees	9,448
Accounting & Transfer Agent Fees	940
Custodian Fees	6,991
Shareholders’ Reports	50
Directors’/Trustees’ Fees & Expenses	93
Professional Fees	420
Other	251

Total Expenses	18,193

Net Investment Income (Loss)	171,366

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	591,224
Foreign Currency Transactions	(3,254)**
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,841,702
Translation of Foreign Currency Denominated Amounts	(154)
Change in Deferred Thailand Capital Gains Tax	(10,266)

Net Realized and Unrealized Gain (Loss)	2,419,252

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,590,618

** Net of foreign capital gain taxes withheld of $1,806.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$171,366	$119,269
Net Realized Gain (Loss) on:
Investment Securities Sold	591,224	346,115
Futures	—	(3,835)
Foreign Currency Transactions	(3,254)**	(2,499)
In-Kind Redemptions	—	25,938 *
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,841,702	2,817,363
Futures	—	(30)
Translation of Foreign Currency Denominated Amounts	(154)	449
Change in Deferred Thailand Capital Gains Tax	(10,266)	(3,804)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,590,618	3,298,966

Transactions in Interest:
Contributions	2,372,583	1,430,899
Withdrawals	(1,010,371)	(813,144)*

Net Increase (Decrease) from Transactions in Interest	1,362,212	617,755

Total Increase (Decrease) in Net Assets	3,952,830	3,916,721
Net Assets
Beginning of Period	7,965,125	4,048,404

End of Period	$11,917,955	$7,965,125

*	See Note J in the Notes to Financial Statements.
**	Net of foreign capital gain taxes withheld of $1,806.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND†

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	30.55%	79.39%	(55.47	)%(C)	51.59%	42.14%	31.60%
Net Assets, End of Period (thousands)	$11,917,955	$7,965,125	$4,048,404		$8,188,710	$4,837,912	$2,417,064
Ratio of Expenses to Average Net Assets	0.19%	0.21%	0.19	%(B)	0.19%	0.22%	0.29%
Ratio of Net Investment Income to Average Net Assets	1.81%	2.17%	3.19	%(B)	2.50%	2.57%	3.23%
Portfolio Turnover Rate	15%	20%	14	%(C)	14%	9%	7%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Emerging Markets Value Fund Inc. (“DEM I”) was organized as a closed-end management investment company registered under the Investment Company Act of 1940, as amended. Effective November 21, 1997, DEM I was reorganized as an open-end management investment company. On October 27, 2009, the Board of Directors and shareholders of DEM I approved an Agreement and Plan of Reorganization that provided for the reorganization of DEM I from a Maryland corporation to a Delaware statutory trust. Effective October 30, 2009, DEM I transferred all of its assets and liabilities to Dimensional Emerging Markets Value Fund (“DEM II” or the “Fund”), a Delaware statutory trust, in a tax-free exchange under IRC §368(a)(1)(F).

Effective November 1, 2009, Dimensional Emerging Markets Value Fund (“DEM II”), a master fund in a master-feeder structure, elected with the consent of its Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation §301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for DEM II is a result of the treatment of a partnership for book purposes. DEM II and Emerging Markets Value Portfolio (“Portfolio”) will maintain their books and records and present their financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Fund from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—    Level 1 – quoted prices in active markets for identical securities

—    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—    Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Securities held by the Fund (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Fund values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Fund will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Fund prices its shares at the close of the NYSE, the Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2010, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $192 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Expenses directly attributable to the Fund are directly charged.

The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund’s investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned.

The Fund’s investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Fund accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. The Fund is also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Fund. For the year ended October 31, 2010, the Fund’s advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $19 (in thousands). The total related amounts paid by the Fund are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Fund made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$2,866,979
Sales	1,412,511

There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Taxes:

No provision for federal income taxes is required since the Series’ are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

Some of the Fund’s investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for tax purposes. At October 31, 2010, the Fund had cumulative unrealized appreciation (depreciation) (mark to market) of $1,547 (in thousands) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies totaling $4 (in thousands) have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,616,484	$3,784,673	$(566,353)	$3,218,320

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund’s tax position and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Effective November 1, 2009, Dimensional Emerging Markets Value Fund (“DEM II”), a master fund in a master-feeder structure with one RIC feeder and other direct client investors has made a “Check-the-Box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a partnership. DEM II and the Portfolio will maintain their books and records and present their financial statements in accordance with generally accepted accounting principals for investment partnerships. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities on October 31, 2009 to its shareholders in liquidation of the master fund. Since the master fund has a shareholder owning 80% or more of the fund’s shares, and also has shareholders owning less than 80%, the transaction creates a non-taxable transaction, pursuant to Internal Revenue Code §332, for those owning more than 80%, and a taxable transaction, pursuant to Internal Revenue Code §331, for those shareholders owning less than 80%. Immediately after the deemed liquidation, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of the Master Fund was October 31, 2009.

For federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss relative to the investment of the less than 80% shareholders as if the master’s investment securities were sold to those shareholders and, pursuant to Code §331, each of those shareholders recognizes gain or loss as if it liquidated its investment in the master. Pursuant to Code §334(a), each of these shareholders will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date. In regards to the shareholder owning 80% or more of the master fund, pursuant to Code §332(a), the shareholder will not recognize any gain or loss on the deemed liquidation. However, pursuant to Code §332(c), a portion of the deemed distribution, which otherwise would have been tax-free as discussed above, since it is utilized by the master fund to satisfy its dividends paid deduction for the tax year, must be recognized and treated as a dividend by the 80% or greater shareholder. Pursuant to Code §334(b)(1) and §1223, the 80% or greater shareholder’s basis and holding period in the securities received in liquidation is the same as it was in the possession of the master. As a result of the transaction, Dimensional Emerging Markets Value Fund recognized a $104,402,506 and ($16,523) capital gain and currency loss respectively, for tax year ended October 31, 2009.

F. Financial Instruments:

In accordance with the Fund’s investment objectives and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Fund may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). Due to a clerical error at the repurchase trading agent from October 29, 2010 through November 1, 2010, the collateral held by the Fund was less than the repurchase price. On November 2, 2010, the additional collateral was posted and the repurchase agreement was fully collateralized. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Fund.

3.    Futures Contracts:    The Fund may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Fund could lose more than the initial margin requirements. The Fund entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statement of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Fund had no outstanding futures contracts.

G. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Fund under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Fund under this line of credit were as follows (amounts in thousands, except percentage and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
0.87%	$23,610	32	$18	$60,454

There were no outstanding borrowings by the Fund under this line of credit as of October 31, 2010.

H. Securities Lending:

As of October 31, 2010, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are required at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities.

However, daily market fluctuations could cause the Fund’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities.

Subject to its stated investment policy, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. In-Kind Redemptions:

In accordance with guidelines described in the Fund’s prospectus, the Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2009, the Fund realized $25,938 (in thousands) of net gain.

K. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L. Other

The Fund is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Fund and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Dimensional Emerging Markets Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dimensional Emerging Markets Value Fund (the “Fund”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, broker and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).
Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).
Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and

President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of

DFAIDG, DIG and DEM.

Trustee, Co-Chief

Executive Officer, Chief

Investment Officer and

Vice President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies	Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008	Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).
Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010	Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.
Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).
Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.
David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).
David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).
Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Christian A. Newton Vice President Age: 35	Since 2009	Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research

Associate of Dimensional Fund Advisors LP (2004 to 2006);

Research Assistant in PhD program, Aeronautics Department

California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for

Dimensional Fund Advisors LP (since July 2005). Prior to 2005,

Graduate Student at the University of Chicago Booth School of

Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer

for Dimensional (since Januay 2008). Formerly, Compliance

Officer (February 2006-December 2007) and Compliance Analyst

(August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July

2005, institutional client service representative of Dimensional.

Formerly, Financial Services Analyst, Cato Institute (September

2001 to June 2004); Book Review Editor, Cato Journal, Cato

Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations

Manager for Dimensional Fund Advisors LP (since May 2007).

Formerly, Vice President Client and Fund Reporting at Mellon

Financial (September 2005-May 2007); Vice President Business

Development at CUADPRO Marketing (July 2003-September

2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Foreign Source Income(5)	Qualifying Interest Income(6)	Qualifying Short- Term Capital Gain(7)
Enhanced U.S. Large Company Portfolio	100%	—	—	—	—	100%	—	—	5%	—	—	100%	100%
U.S. Large Cap Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Targeted Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Small Cap Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Core Equity 1 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Core Equity 2 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Vector Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U. S Small Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Micro Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
DFA Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
Large Cap International Portfolio	100%	—	—	—	—	100%	100%	100%	—	4%	110%	100%	100%
International Core Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	4%	138%	100%	100%
International Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	3%	136%	100%	100%
Japanese Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	7%	125%	100%	100%
Asia Pacific Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	1%	125%	100%	100%
United Kingdom Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
Continental Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	6%	144%	100%	100%
DFA International Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	1%	73%	100%	100%
DFA Global Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
DFA International Small Cap Value Portfolio	94%	—	6%	—	—	100%	100%	100%	—	4%	150%	100%	100%
International Vector Equity Portfolio	99%	—	1%	—	—	100%	100%	100%	—	4%	136%	100%	100%
Emerging Markets Portfolio	46%	3%	51%	—	—	100%	100%	100%	—	6%	134%	100%	100%
Emerging Markets Small Cap Portfolio	93%	—	7%	—	—	100%	100%	100%	—	6%	153%	100%	100%
Emerging Markets Value Portfolio	36%	21%	43%	—	—	100%	100%	100%	—	4%	101%	100%	100%
Emerging Markets Core Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	6%	158%	100%	100%
Dimensional Investment Group Inc.
DFA International Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	3%	126%	100%	100%
U.S. Large Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were satisfied for DFA Five-Year Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, and DFA Inflation-Protected Securities Portfolio to permit exemption of these amounts from state income for these funds.

(4)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxbale income (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

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DFA103110-001A

ANNUAL REPORT

year ended: October 31, 2010

DFA Investment Dimensions Group Inc.

DFA One-Year Fixed Income Portfolio

DFA Two-Year Global Fixed Income Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio

DFA Five-Year Government Portfolio

DFA Five-Year Global Fixed Income Portfolio

DFA Intermediate Government Fixed Income Portfolio

DFA Inflation-Protected Securities Portfolio

DFA Short-Term Municipal Bond Portfolio

DFA California Short-Term Municipal Bond Portfolio

DFA Short-Term Extended Quality Portfolio

DFA Intermediate-Term Extended Quality Portfolio

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth

Chairman and Co-Chief Executive Officer

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DFA INVESTMENT DIMENSIONS GROUP INC.

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DFA INVESTMENT DIMENSIONS GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Abbreviations

AGM	Assured Guaranty Municipal Corporation
AMBAC	American Municipal Bond Assurance Corporation
CP	Commercial Paper
ETM	Escrowed to Maturity
FGIC	Federal Guaranty Insurance Corporation
FSA	Financial Security Assurance
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GO	General Obligation
MBIA	Municipal Bond Insurance Association
NATL-RE	Credit rating enhanced by guaranty or insurance from National Public Finance Guarantee Corp.
P.L.C.	Public Limited Company
PSF-GTD	Public School Fund Guarantee
RB	Revenue Bond
SA	Special Assessment
SCH BD GTY	School Bond Guaranty
SCSDE	South Carolina State Department of Education
TAN	Tax Anticipation Note

Investment Footnotes
†	See Note B to Financial Statements.
#	Total or Partial Securities on Loan.
^	Denominated in local currency or the Euro, unless otherwise noted.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2010.
(t)	Face Amount denominated in Australian Dollars.
(g)	Face Amount denominated in British Pounds.
(c)	Face Amount denominated in Canadian Dollars.
(e)	Face Amount denominated in Euro.
(z)	Face Amount denominated in New Zealand Dollars.
(n)	Face Amount denominated in Norwegian Krone.
(u)	Face Amount denominated in United States Dollars.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Portfolio as a part of this facility.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Funds.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
N/A	Does not apply to this fund.

All Statements, Schedules and Notes to Financial Statements
—	Amounts designated as — are either zero or rounded to zero.
RIC	Registered Investment Company
SEC	Securities and Exchange Commission
(a)	Commencement of Operations.

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DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

4

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

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DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

Fixed Income Market Review	12 Months Ended October 31, 2010

U.S. and international credit markets experienced relatively high levels of volatility during the fiscal year ended October 31, 2010. Investor appetite for credit risk was reasonably strong through most of the year, and credit spreads narrowed versus the previous fiscal period. Over the course of the year, the U.S. Federal Reserve maintained the target federal funds rate between 0.00% and 0.25% and continued to add liquidity into the financial system. Meanwhile, several major central banks around the world took similar actions to aid credit markets. The three-month London Interbank Offered Rate (LIBOR), a widely-used benchmark of short-term interest rates, finished the fiscal year unchanged at 0.28%, while the yield on 10-year U.S. Treasury notes declined 78 basis points. The U.S. yield curve remained upwardly sloped throughout the year.

	10/31/09	10/31/10	Change
Three-Month LIBOR (yield)	0.28%	0.28%	0.00%
Ten-Year U.S. Treasury Notes (yield)	3.39%	2.61%	–0.78%

Source: Bloomberg. “% Change” values are calculated prior to rounding.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the fiscal year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. For the 12 months ended October 31, 2010, total returns were 0.12% for three-month U.S. Treasury bills, 9.21% for five-year U.S. Treasury notes, and 11.68% for 30-year U.S. Treasury bonds.

Some of the Advisor’s fixed income strategies are based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher expected returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios lengthened, reflecting upwardly sloped yield curves in the U.S. and U.K.

DFA One-Year Fixed Income Portfolio

The DFA One-Year Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of high-quality fixed income securities with an average maturity of one year or less. The investment strategy shifts maturities based on changes in the yield curve. Using current yields the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented and justified. The average maturity of the Portfolio remained stable, increasing slightly to 345 days on October 31, 2010, from 340 days on October 31, 2009.

For the 12 months ended October 31, 2010 the total return was 1.19% for the Portfolio, 0.37% for the BofA Merrill Lynch 6-Month US Treasury Note Index, and 0.87% for the BofA Merrill Lynch 1-Year US Treasury Note Index. During the period, interest rates declined but maintained a positive expected return premium. Relative to the Indices, the Portfolio benefited from exposure to securities with the credit risk premium. The Portfolio had exposure to corporate and agency debt, which significantly outperformed Treasury debt during the period of tightening credit spreads. Additionally, the Portfolio benefited from the period of falling interest rates, as it maintained a higher average maturity than the Six-Month Treasury Bill Index and had allocation to 1-2 year securities, which significantly outperformed less-than-1-year securities. The benchmarks had no exposure to securities with maturities of over one year.

6

DFA Two-Year Global Fixed Income Portfolio

The DFA Two-Year Global Fixed Income Portfolio seeks to maximize risk-adjusted returns from a universe of U.S. and foreign government securities, high-quality corporate securities, and global fixed income instruments maturing in two years or less. All non-US dollar-denominated securities within the Portfolio are currency hedged. Eligible countries include but are not limited to Australia, Canada, Denmark, France, Germany, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current yields the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented and justified. The average maturity of the Portfolio remained essentially stable during the period at 1.42 years as of October 31, 2010.

For the 12 months ended October 31, 2010, the total return was 1.83% for the Portfolio and 1.64% for the Citigroup World Government Bond Index 1-3 Years (hedged). Relative to the Index, outperformance of the Portfolio was primarily due to structural and maturity differences between the Portfolio and Index. A higher exposure to government agency securities, which outperformed sovereign government debt as credit spreads narrowed, had a positive impact on the relative performance. The Portfolio had an average duration of 1.39 years on October 31, 2010, compared to 1.86 years for the Index, which limited relative returns in a falling interest rate environment.

DFA Selectively Hedged Global Fixed Income Portfolio

The DFA Selectively Hedged Global Fixed Income Portfolio seeks to maximize risk-adjusted returns from a universe of U.S. and foreign government securities, high-quality corporate securities, and global fixed income instruments maturing in two years or less. It hedges foreign currency exposure on a selective basis to capture the higher interest rates that may be offered in foreign yield curves. Eligible countries include but are not limited to Australia, Canada, Denmark, certain EMU countries, Japan, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current yields the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented and justified. The average maturity of the Portfolio remained essentially stable at 1.29 years as of October 31, 2010.

For the 12 months ended October 31, 2010, total returns were 4.08% for the Portfolio and 2.91% for the Citigroup World Government Bond Index 1-3 Years (unhedged). Relative to the Index, the Portfolio’s outperformance was primarily due to differences in currency exposure and composition. The Portfolio significantly benefited from its small and hedged exposure to the euro during the period, as the euro depreciated against the U.S. dollar. The Portfolio also benefitted from its exposure to the unhedged Australian dollar and New Zealand dollar, as these currencies appreciated versus the U.S. dollar during the period.

DFA Five-Year Government Portfolio

The DFA Five-Year Government Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. government securities maturing in five years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current yields the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented and justified. The average maturity of the Portfolio decreased to 2.90 years on October 31, 2010 from 3.06 years on October 31, 2009.

For the 12 months ended October 31, 2010, total returns were 5.32% for the Portfolio and 4.19% for the BofA Merrill Lynch 1-5 Year US Treasury and Agency Index. Relative to the Index, the outperformance by the Portfolio was primarily due to the Portfolio maintaining a higher duration than the Index during a period of falling interest

7

rates. The Portfolio’s performance was positively affected by lower relative allocation to 1-2 year securities and higher relative allocation to 2-4 year securities during the period when longer securities outperformed shorter securities.

DFA Five-Year Global Fixed Income Portfolio

The DFA Five-Year Global Fixed Income Portfolio seeks to maximize risk-adjusted returns from a universe of U.S. and foreign government securities, high-quality corporate securities, and currency-hedged global fixed income instruments maturing in five years or less. All non-US dollar-denominated securities within the Portfolio are currency hedged. Eligible countries include but are not limited to Australia, Canada, Denmark, France, Germany, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current yields the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented and justified. The average maturity of the Portfolio increased from 3.52 years on October 31, 2009 to 4.08 years on October 31, 2010.

For the 12 months ended October 31, 2010 the total return was 7.51% for the Portfolio and 2.76% for the Citigroup World Government Bond Index 1-5 Years (hedged). Relative to the Index, outperformance by the Portfolio was primarily due to structural and maturity differences. A higher exposure to U.S. dollar and sterling-denominated government agency and corporate securities contributed to outperformance during the period as credit spreads narrowed in the US and UK. The Portfolio had an average duration of 3.82 years on October 31, 2010 compared to 2.71 years for the Index, which also positively contributed to the Portfolio’s relative performance, as interest rates fell during the period.

DFA Intermediate Government Fixed Income Portfolio

The DFA Intermediate Government Fixed Income Portfolio seeks to provide a market rate of return and current income from investing generally in U.S. Treasury and government agency issues with maturities of between five and fifteen years. The investment strategy maintains a relatively constant average maturity. The average maturity of the Portfolio increased to 6.13 years on October 31, 2010 from 5.83 years on October 31, 2009.

For the 12 months ended October 31, 2010, total returns were 8.85% for the Portfolio and 6.88% for the Barclays Capital U.S. Government Bond Index. Relative to the Index, the Portfolio’s outperformance was primarily due to differences in composition. The Portfolio’s performance was positively affected by higher allocation to long-term securities and lower allocation to short-term securities during the period of falling interest rates.

DFA Inflation-Protected Securities Portfolio

The DFA Inflation-Protected Securities Portfolio seeks to provide inflation protection and current income from investing generally in inflation-protected securities issued by the US government and its agencies and instrumentalities with maturities of between five and twenty years. The investment strategy maintains a relatively constant average maturity. The average maturity of the Portfolio increased to 9.04 years on October 31, 2010, from 8.73 years on October 31, 2009.

For the 12 months ended October 31, 2010, total returns were 11.29% for the Portfolio and 10.42% for the Barclays Capital U.S. TIPS Index. The Portfolio’s outperformance was primarily due to structural differences with the Index. The Portfolio’s much lower allocation than the Index to short-term securities, which underperformed intermediate and long-term securities during the period of falling interest rates, contributed to the outperformance of the Portfolio.

DFA Short-Term Municipal Bond Portfolio

The DFA Short-Term Municipal Bond Portfolio seeks to provide a market rate of return from a universe of high-quality municipal securities providing current income exempt from federal personal income tax. The weighted average maturity of the Portfolio generally will not exceed three years. The average maturity of the Portfolio decreased to 2.53 years on October 31, 2010 from 2.78 years on October 31, 2009.

8

For the 12 months ended October 31, 2010, total returns were 2.73% for the Portfolio and 3.69% for the Barclays Capital Municipal Bond Index 3 Years. Municipal interest rates decreased significantly during the period, and the Portfolio’s relative underperformance was primarily due to its shorter duration.

DFA California Short-Term Municipal Bond Portfolio

The DFA California Short-Term Municipal Bond Portfolio seeks to provide a market rate of return from a universe of municipal securities providing current income exempt from federal personal income taxes and California state personal income taxes. The weighted average maturity of the Portfolio generally will not exceed three years. The average maturity decreased to 2.56 years on October 31, 2010, from 2.78 years on October 31, 2009.

For the 12 months ended October 31, 2010, total returns were 3.14% for the Portfolio and 2.69% for the BofA Merrill Lynch 1-3 Year California Municipal Securities Index. The primary reason for the outperformance was the Portfolio’s higher duration versus the benchmark during the period when California municipal interest rates decreased significantly. The Portfolio’s 47.5% average allocation to securities with maturities of 3-5 years contributed the most to the Portfolio’s relative outperformance. The benchmark had no securities with maturities of greater than 3 years.

DFA Short-Term Extended Quality Portfolio

The DFA Short-Term Extended Quality Portfolio seeks to maximize total returns from a universe of U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum. However, the Portfolio will not emphasize investment grade obligations rated in the lower half of the investment grade spectrum when the Advisor believes the credit risk premium does not warrant the investment. The Portfolio primarily invests in securities that mature within five years from the date of settlement and maintains an average portfolio duration of three years or less. The Portfolio hedges foreign currency risks. The average maturity of the Portfolio was 2.95 years on October 31, 2010.

For the 12 months ended October 31, 2010, total returns were 6.73% for the Portfolio and 5.21% for the BofA Merrill Lynch 1-5 Year US Corporate and Government Index. Relative to the Index, the Portfolio’s outperformance was largely due to its significant overweight in corporate securities during the period as corporates outperformed government securities. The Portfolio’s performance was also positively affected by its longer duration versus the benchmark as interest rates declined during the period. The Portfolio’s average duration remained close to 2.8 years over the period as upwardly sloped yield curves exhibited positive expected return premiums, while the duration of the benchmark remained at approximately 1.8 years.

DFA Intermediate-Term Extended Quality Portfolio

The DFA Intermediate-Term Extended Quality Portfolio seeks to maximize total returns from a universe of U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum. However, the Portfolio will not emphasize investment grade obligations rated in the lower half of the investment grade spectrum when the Advisor believes the credit risk premium does not warrant the investment. The Portfolio primarily invests in securities that mature within 15 years from the date of settlement and maintains average portfolio duration of 3 to 10 years. The Portfolio hedges foreign currency risks. The average maturity of the Portfolio was 7.98 years on October 31, 2010.

Since the portfolio’s inception on July 20, 2010 through October 31, 2010, total returns were 3.15% for the Portfolio and 3.76% for the Barclays Capital US Credit Index. The performance differences were caused by structural differences between the Portfolio and the Index.

9

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
DFA One-Year Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,008.10	0.17%	$0.86
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.35	0.17%	$0.87

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DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
DFA Two-Year Global Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,010.70	0.18%	$0.91
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.30	0.18%	$0.92

DFA Selectively Hedged Global Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,028.70	0.20%	$1.02
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.20	0.20%	$1.02

DFA Five-Year Government Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,040.40	0.22%	$1.13
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.10	0.22%	$1.12

DFA Five-Year Global Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,051.60	0.28%	$1.45
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.79	0.28%	$1.43

DFA Intermediate Government Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,069.50	0.12%	$0.63
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.60	0.12%	$0.61

DFA Inflation-Protected Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,072.50	0.13%	$0.68
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.55	0.13%	$0.66

DFA Short-Term Municipal Bond Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,014.40	0.22%	$1.12
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.10	0.22%	$1.12

DFA California Short-Term Municipal Bond Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,015.80	0.24%	$1.22
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.00	0.24%	$1.22

11

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
DFA Short-Term Extended Quality Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,039.10	0.22%	$1.13
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.10	0.22%	$1.12

DFA Intermediate-Term Extended Quality Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,031.50	0.22%	$0.64
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.10	0.22%	$1.12

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

DFA Intermediate-Term Extended Quality Portfolio commenced operations on July 20, 2010. Expenses are equal to the fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (104), then divided by the number of days in the year (365) to reflect the period. The “Ending Account Value” is derived from the fund’s share class actual return since inception. The “Hypothetical 5% Annual Return” information reflects the 184 day period for the six-months ended October 31, 2010 to allow for comparability.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DFA One-Year Fixed Income Portfolio
Corporate	41.7%
Government	29.1%
Foreign Corporate	11.7%
Foreign Government	11.7%
Supranational	5.8%

100.0%

DFA Five-Year Government Portfolio
Government	100.0%

100.0%

DFA Inflation-Protected Securities Portfolio
Government	100.0%

100.0%

DFA Short-Term Extended Quality Portfolio
Corporate	69.3%
Government	1.3%
Foreign Corporate	13.7%
Foreign Government	11.2%
Supranational	4.5%

100.0%

DFA Two-Year Global Fixed Income Portfolio
Corporate	5.3%
Government	17.9%
Foreign Corporate	26.8%
Foreign Government	42.0%
Supranational	8.0%

100.0%

DFA Five-Year Global Fixed Income Portfolio
Corporate	10.8%
Government	6.9%
Foreign Corporate	24.5%
Foreign Government	36.3%
Supranational	21.5%

100.0%

DFA Short-Term Municipal Bond Portfolio
Muni Insured	23.9%
Muni G.O. Local	28.9%
Muni G.O. State	27.1%
Muni Revenue	15.2%
Muni Pre-Refunded	4.9%

100.0%

DFA Intermediate-Term Extended Quality Portfolio
Corporate	69.5%
Government	3.5%
Foreign Corporate	13.8%
Foreign Government	9.7%
Supranational	3.5%

100.0%

DFA Selectively Hedged Global Fixed Income Portfolio
Corporate	7.2%
Government	6.3%
Foreign Corporate	21.6%
Foreign Government	48.7%
Supranational	16.2%

100.0%

DFA Intermediate Government Fixed Income Portfolio
Government	100.0%

100.0%

DFA California Short-Term Municipal Bond Portfolio
Muni Insured	37.5%
Muni G.O. Local	10.6%
Muni G.O. State	15.5%
Muni Revenue	16.2%
Muni Pre-Refunded	20.2%

100.0%

13

DFA ONE-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2010

	Face Amount	Value†

	(000)
AGENCY OBLIGATIONS — (41.1%)
Federal Farm Credit Bank
1.125%, 10/03/11	$30,000	$30,207,930
0.950%, 02/10/12	50,000	50,394,200
0.950%, 03/05/12	15,000	15,122,835
Federal Home Loan Bank
5.375%, 08/19/11	45,000	46,826,955
3.750%, 09/09/11	90,000	92,671,740
3.625%, 09/16/11	121,000	124,636,413
4.875%, 11/18/11	55,000	57,613,105
1.000%, 12/28/11	10,000	10,079,750
1.125%, 03/09/12	27,500	27,794,195
# 2.250%, 04/13/12	136,000	139,744,352
5.750%, 05/15/12	100,000	108,287,900
1.125%, 05/18/12	150,000	151,777,500
1.375%, 06/08/12	40,000	40,646,160
1.750%, 08/22/12	105,000	107,574,705
4.625%, 10/10/12	68,700	74,386,574
Federal Home Loan Mortgage Corporation
1.125%, 12/15/11	10,000	10,091,750
# 5.750%, 01/15/12	160,000	170,292,320
4.750%, 03/05/12	55,000	58,256,660
2.125%, 03/23/12	50,000	51,227,850
1.125%, 04/25/12	40,000	40,459,000
5.125%, 07/15/12	30,000	32,401,680
1.125%, 07/27/12	85,000	86,119,790
5.500%, 08/20/12	110,000	120,080,290
1.000%, 08/28/12	30,000	30,329,550
Federal National Mortgage Association
1.000%, 11/23/11	45,000	45,343,935
2.000%, 01/09/12	46,000	46,919,770
# 0.875%, 01/12/12	122,700	123,462,090
1.500%, 03/15/12	17,000	17,270,844
6.125%, 03/15/12	26,500	28,583,350
1.000%, 04/04/12	60,000	60,560,880
1.875%, 04/20/12	154,000	157,445,750
4.875%, 05/18/12	100,000	106,962,500
1.750%, 08/10/12	25,000	25,598,450
4.375%, 09/15/12	133,000	142,822,183

TOTAL AGENCY OBLIGATIONS		2,431,992,956

BONDS — (39.3%)
Abbey National Treasury Services P.L.C. Floating Rate Note
(r) 0.596%, 08/16/11	75,000	74,980,875

	Face Amount	Value†

	(000)

Bank of New York Mellon Corp. (The)
4.950%, 01/14/11	$5,000	$5,044,715
Bank of Nova Scotia Floating Rate Note
(r) 0.543%, 03/05/12	75,000	75,196,575
(r) 0.543%, 03/12/12	25,000	25,022,750
Barclays Bank P.L.C. Floating Rate Note
(r) 0.556%, 01/14/11	125,000	124,999,125
Bear Stearns Cos. LLC (The) Floating Rate Note
(r) 0.656%, 02/01/12	66,167	66,109,567
(r) 2.161%, 08/10/12	9,925	10,137,832
Berkshire Hathaway, Inc. Floating Rate Note
(r) 0.591%, 02/10/12	125,000	124,951,625
Citigroup Funding, Inc.
2.125%, 07/12/12	49,000	50,416,443
Citigroup, Inc.
# 1.250%, 09/22/11	20,000	20,173,560
# 1.250%, 11/15/11	38,000	38,350,436
1.875%, 05/07/12	45,000	46,010,565
Credit Agricole Corporate & Investment Bank Floating Rate Note
(r) 0.839%, 04/13/12	50,000	50,001,350
Eksportfinans ASA
5.000%, 02/14/12	2,218	2,343,521
European Investment Bank
3.250%, 10/14/11	27,000	27,733,266
2.625%, 11/15/11	88,000	90,028,048
1.750%, 09/14/12	25,000	25,603,450
Export Development Canada
2.375%, 03/19/12	23,000	23,617,665
General Electric Capital Corp.
5.875%, 02/15/12	30,000	31,852,170
2.200%, 06/08/12	25,000	25,713,525
6.000%, 06/15/12	8,891	9,589,139
3.500%, 08/13/12	30,000	31,236,000
General Electric Capital Corp. Floating Rate Note
(r) 0.446%, 08/15/11	25,869	25,874,381
(r) 0.519%, 11/21/11	5,000	5,009,700
(r) 0.458%, 07/27/12	37,000	36,738,817
Goldman Sachs Group, Inc. (The)
1.625%, 07/15/11	66,000	66,620,004

14

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)
HSBC USA, Inc.
3.125%, 12/16/11	$20,000	$20,621,340
Inter-American Development Bank
3.250%, 11/15/11	25,600	26,351,411
4.375%, 09/20/12	11,900	12,755,800
International Bank for Reconstruction & Development
0.800%, 07/13/12	45,000	45,324,000
Japan Finance Corp.
2.000%, 06/24/11	65,200	65,833,614
# 1.500%, 07/06/12	71,500	72,359,430
JPMorgan Chase & Co.
3.125%, 12/01/11	23,300	23,989,237
5.375%, 10/01/12	22,200	24,018,380
JPMorgan Chase & Co. Floating Rate Note
(r) 0.486%, 05/16/11	17,440	17,451,179
(r) 1.043%, 06/13/11	10,490	10,538,170
Kreditanstalt fuer Wiederaufbau
3.250%, 10/14/11	33,000	33,902,550
2.250%, 04/16/12	25,000	25,662,650
4.750%, 05/15/12	25,000	26,625,650
1.250%, 06/15/12	21,800	22,084,817
Landwirtschaftliche Rentenbank
5.250%, 07/02/12	10,000	10,768,970
Morgan Stanley
2.000%, 09/22/11	25,000	25,385,000
2.250%, 03/13/12	60,000	61,500,300
Nordea Bank Finland P.L.C. Floating Rate Note
(r) 0.686%, 02/01/12	81,070	81,049,895
(r) 0.693%, 09/13/12	65,000	64,940,265
Nordic Investment Bank
2.375%, 12/15/11	29,650	30,305,769
Oesterreichische Kontrollbank AG
4.750%, 11/08/11	50,000	52,152,600
4.750%, 10/16/12	11,103	11,983,068
Ontario, Province of Canada
2.625%, 01/20/12	80,500	82,688,392
4.950%, 06/01/12	48,000	51,361,968
5.125%, 07/17/12	15,000	16,166,460
Rabobank Nederland NV Floating Rate Note
(r) 0.270%, 04/01/11	25,000	24,998,100
Royal Bank of Canada
5.650%, 07/20/11	23,000	23,786,278

	Face Amount	Value†

	(000)
Royal Bank of Canada Floating Rate Note
(r) 0.356%, 01/27/12	$100,000	$100,000,000
Shell International Finance BV Floating Rate Note
#(r) 0.640%, 06/22/12	8,125	8,145,118
Svenska Handelsbanken Floating Rate Note
(r) 0.538%, 01/30/12	19,500	19,493,506
Toyota Motor Credit Corp. Floating Rate Note
(r) 0.390%, 10/04/11	48,000	47,999,520
U.S. Bancorp
1.800%, 05/15/12	20,000	20,422,580
Westpac Banking Corp. Floating Rate Note
(r) 0.589%, 08/17/12	50,000	49,956,550

TOTAL BONDS		2,323,977,671

CERTIFICATES OF DEPOSIT INTEREST BEARING — (0.6%)
Bank of Nova Scotia
0.750%, 10/15/12	40,000	39,784,240

COMMERCIAL PAPER — (15.4%)
Abbey National North America LLC
0.550%, 11/08/10	15,000	14,999,166
0.370%, 12/22/10	25,000	24,990,175
0.365%, 01/19/11	30,000	29,977,062
Commonwealth Bank of Australia
0.270%, 11/09/10	25,000	24,998,587
Credit Agricole North America, Inc.
0.270%, 11/15/10	15,000	14,998,605
0.275%, 11/22/10	45,000	44,993,488
0.270%, 11/23/10	5,000	4,999,240
Fortis Funding LLC
0.300%, 12/10/10	100,000	99,973,170
0.290%, 01/19/11	30,000	29,982,438
National Australia Funding Delaware, Inc.
0.255%, 11/08/10	50,000	49,997,445
0.260%, 11/09/10	50,000	49,997,175
0.245%, 12/06/10	60,000	59,987,268
National Rural Utilities
0.260%, 12/15/10	24,624	24,615,544
0.260%, 12/17/10	48,000	47,982,686

15

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)
NRW.BANK
0.390%, 11/05/10	$82,000	$81,997,130
Old Line Funding LLC
0.240%, 11/18/10	45,000	44,995,248
0.259%, 01/18/11	26,000	25,986,896
Sheffield Receivables Corp.
0.230%, 11/03/10	25,000	24,999,132
0.280%, 11/16/10	25,000	24,996,688
0.250%, 12/02/10	34,000	33,991,330
0.260%, 12/03/10	25,000	24,993,438
0.270%, 12/06/10	30,000	29,991,450
Toyota Motor Credit Corp.
0.300%, 11/09/10	15,000	14,999,084
0.270%, 01/12/11	80,000	79,955,000

TOTAL COMMERCIAL PAPER		909,397,445

	Shares	Value†
TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds
Tempcash Portfolio - Institutional Shares	22,239,311	$22,239,311

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (3.2%)
§@ DFA Short Term Investment Fund	186,858,290	186,858,290
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $875,686 FNMA 3.500%, 10/01/20, valued at $916,145) to be repurchased at $889,477	$889	889,460

TOTAL SECURITIES LENDING COLLATERAL		187,747,750

TOTAL INVESTMENTS — (100.0%) (Cost $5,888,141,430)		$5,915,139,373

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$2,431,992,956	—	$2,431,992,956
Bonds	—	2,323,977,671	—	2,323,977,671
Certificates of Deposit Interest Bearing	—	39,784,240	—	39,784,240
Commercial Paper	—	909,397,445	—	909,397,445
Temporary Cash Investments	$22,239,311	—	—	22,239,311
Securities Lending Collateral	—	187,747,750	—	187,747,750

TOTAL	$22,239,311	$5,892,900,062	—	$5,915,139,373

See accompanying Notes to Financial Statements.

16

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2010

	Face Amount^	Value†

	(000)
BONDS — (67.6%)
AUSTRALIA — (0.5%)
Australia & New Zealand Banking Group, Ltd.
(g) 4.500%, 12/15/10	3,410	$5,481,912
Commonwealth Bank of Australia
(e) 3.625%, 04/05/11	5,800	8,144,645
Westpac Banking Corp.
(g) 4.875%, 04/13/11	5,639	9,170,190

TOTAL AUSTRALIA		22,796,747

AUSTRIA — (2.9%)
Erste Group Bank AG
(e) 2.250%, 05/13/11	8,400	11,745,222
Oesterreichische Volksbanken AG
(e) 3.000%, 02/09/12	5,000	7,087,106
Oesterreichische Kontrollbank AG
(u) 4.750%, 11/08/11	64,350	67,120,396
(u) 4.750%, 10/16/12	35,621	38,444,463

TOTAL AUSTRIA		124,397,187

CANADA — (15.0%)
Alberta Capital Finance Authority
5.850%, 06/01/12	6,500	6,809,991
Bank of Nova Scotia
3.030%, 06/04/12	112,100	112,098,901
British Columbia, Province of Canada
5.750%, 01/09/12	107,000	110,343,553
Canada Housing Trust
3.950%, 12/15/11	24,200	24,426,601
4.000%, 06/15/12	70,000	71,441,318
Canadian Government Bond
1.500%, 03/01/12	12,000	11,800,569
1.500%, 06/01/12	83,600	82,172,923
Ontario, Province of Canada
4.400%, 12/02/11	107,000	108,368,056
(u) 5.125%, 07/17/12	8,000	8,622,112
Royal Bank of Canada
(g) 4.625%, 12/07/10	6,313	10,142,216
4.920%, 07/06/11	8,000	8,031,846
(u) 5.650%, 07/20/11	3,500	3,619,651
(e) 5.750%, 07/25/11	48,000	68,775,972
4.530%, 05/07/12	10,800	11,035,823
5.200%, 08/15/12	13,200	13,717,439

TOTAL CANADA		651,406,971

	Face Amount^	Value†

	(000)
DENMARK — (4.4%)
Danske Bank A.S.
(u) 2.500%, 05/10/12	81,000	$83,133,783
Denmark Government International Bond
(u) 1.875%, 03/16/12	72,000	73,404,000
FIH Erhvervsbank A.S.
(u) 2.450%, 08/17/12	34,200	35,162,935

TOTAL DENMARK		191,700,718

FRANCE — (7.4%)
Agence Francaise de Developpement
(u) 2.250%, 05/22/12	32,500	33,113,665
Caisse d’Amortissement de la Dette Sociale
(u) 4.125%, 12/09/11	10,000	10,365,820
(u) 2.250%, 07/06/12	75,300	77,007,879
(u) 5.375%, 07/17/12	4,900	5,287,575
Caisse des Depots et Consignations
(u) 3.000%, 06/22/12	6,200	6,404,290
French Treasury Note BTAN
(e) 0.750%, 09/20/12	47,800	66,086,399
Societe Financement de l’Economie Francaise
(e) 2.375%, 03/10/12	10,000	14,160,336
(u) 2.375%, 03/26/12	84,000	86,209,200
(u) 2.250%, 06/11/12	12,000	12,350,652
Total Capital SA
(u) 5.000%, 10/10/11	3,500	3,632,688
(u) 5.000%, 05/22/12	9,000	9,564,489

TOTAL FRANCE		324,182,993

GERMANY — (7.8%)
HSH Nordbank AG
(e) 2.250%, 07/23/12	17,000	24,046,758
IKB Deutsche Industriebank AG
(e) 2.875%, 01/27/12	20,000	28,394,160
(e) 2.125%, 09/10/12	39,200	55,290,010
Kreditanstalt fuer Wiederaufbau
(u) 5.250%, 01/12/12	20,000	33,743,790
#(u) 2.250%, 04/16/12	38,209	39,221,768
(u) 4.750%, 05/15/12	14,000	14,910,364

17

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†

	(000)
GERMANY — (Continued)
Landeskreditbank Baden-Wuerttemberg Foerderbank
(u) 4.125%, 07/15/11	18,000	$18,450,558
(u) 4.875%, 01/13/12	19,000	19,965,580
(u) 2.000%, 10/01/12	20,200	20,656,823
Landwirtschaftliche Rentenbank
(g) 5.250%, 01/18/12	11,900	20,053,891
(u) 3.000%, 04/16/12	27,546	28,516,666
(u) 1.875%, 09/24/12	37,000	37,901,468

TOTAL GERMANY		341,151,836

JAPAN — (0.6%)
Japan Finance Corp.
(u) 1.500%, 07/06/12	26,000	26,312,520

NETHERLANDS — (9.4%)
Bank Nederlandse Gemeenten
(g) 4.500%, 08/16/11	18,000	29,631,621
(u) 2.250%, 01/17/12	12,000	12,219,168
(g) 5.750%, 03/07/12	25,194	42,796,302
(u) 2.000%, 09/17/12	29,000	29,682,892
Deutsche Bahn Finance BV
(u) 5.125%, 01/05/11	13,385	13,484,116
Nederlandse Waterschapsbank NV
(u) 1.375%, 02/17/12	18,800	18,995,971
(u) 5.375%, 09/04/12	70,200	76,177,530
Netherlands Government Bond
(e) 2.500%, 01/15/12	71,000	100,588,192
NIBC Bank NV
(e) 3.625%, 12/19/11	35,000	49,944,989
Rabobank Nederland NV
(g) 5.000%, 04/11/11	4,870	7,921,102
(u) 5.000%, 01/25/12	26,800	28,137,481

TOTAL NETHERLANDS		409,579,364

NEW ZEALAND — (1.4%)
ANZ National Int’l, Ltd.
#(u) 3.250%, 04/02/12	15,000	15,545,325
Westpac Securities NZ, Ltd.
(u) 2.500%, 05/25/12	43,680	44,769,685

TOTAL NEW ZEALAND		60,315,010

NORWAY — (2.5%)
Kommunalbanken AS
(u) 3.250%, 06/15/11	53,832	54,723,781

	Face Amount^	Value†

	(000)
NORWAY — (Continued)
(u) 5.125%, 10/14/11	13,000	$13,554,606
(u) 2.875%, 06/22/12	38,000	39,463,228

TOTAL NORWAY		107,741,615

SPAIN — (0.7%)
Instituto de Credito Oficial
(u) 3.000%, 03/15/11	5,000	5,014,670
(u) 3.500%, 11/15/11	10,500	10,682,700
(g) 4.500%, 12/07/11	10,000	16,339,784

TOTAL SPAIN		32,037,154

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (3.5%)
Council of Europe Development Bank
(u) 3.375%, 09/15/11	6,000	6,146,574
(g) 4.625%, 03/07/12	5,000	8,394,631
Eurofima
(u) 5.125%, 08/02/12	4,000	4,293,076
European Investment Bank
(u) 3.250%, 10/14/11	30,100	30,917,456
(u) 2.625%, 11/15/11	32,000	32,722,016
(u) 2.000%, 02/10/12	10,000	10,201,340
(g) 5.000%, 03/07/12	6,000	10,134,635
(g) 4.750%, 06/06/12	20,200	34,263,619
European Union
(e) 3.250%, 12/09/11	10,000	14,303,957

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS		151,377,304

SWEDEN — (2.3%)
Kommuninvest I Sverige
(u) 5.375%, 06/15/11	2,900	2,993,339
(u) 5.375%, 07/03/12	71,000	76,430,719
(u) 2.125%, 09/17/12	20,000	20,475,740

TOTAL SWEDEN		99,899,798

UNITED KINGDOM — (4.5%)
Barclays Bank P.L.C.
2.875%, 12/23/11	49,300	80,645,820
Clydesdale Bank P.L.C.
3.375%, 12/09/11	8,400	13,824,846
Lloyds TSB Bank P.L.C.
4.000%, 11/17/11	20,000	33,028,529
(u) 2.800%, 04/02/12	23,000	23,657,639

18

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†

	(000)
UNITED
KINGDOM — (Continued)
Nationwide Building Society
3.750%, 11/21/11	5,000	$8,233,409
Royal Bank of Scotland P.L.C. (The)
4.125%, 11/14/11	21,000	34,726,190

TOTAL UNITED KINGDOM		194,116,433

UNITED STATES — (4.7%)
Bear Stearns Cos. LLC (The)
6.950%, 08/10/12	$15,000	16,548,135
General Electric Capital Corp.
(g) 2.750%, 12/07/11	52,300	85,342,508
3.500%, 08/13/12	28,000	29,153,600
JPMorgan Chase & Co.
(g) 3.750%, 12/12/11	4,000	6,598,367
Morgan Stanley
1.950%, 06/20/12	51,200	52,496,896
Wachovia Corp.
5.300%, 10/15/11	13,000	13,585,026

TOTAL UNITED STATES		203,724,532

TOTAL BONDS		2,940,740,182

AGENCY OBLIGATIONS — (24.2%)
Federal Farm Credit Bank
0.950%, 03/05/12	26,400	26,616,190
2.250%, 04/24/12	25,000	25,686,500
Federal Home Loan Bank
1.125%, 05/18/12	105,000	106,244,250
# 1.375%, 06/08/12	25,000	25,403,850
1.875%, 06/20/12	89,000	91,186,908
# 0.875%, 08/22/12	25,000	25,219,225
# 1.750%, 08/22/12	49,200	50,406,433
Federal Home Loan Mortgage Corporation
# 4.750%, 03/05/12	46,500	49,253,358
2.125%, 03/23/12	70,000	71,718,990
1.125%, 04/25/12	85,000	85,975,375
# 1.750%, 06/15/12	16,000	16,357,264
# 5.125%, 07/15/12	25,000	27,001,400
# 1.125%, 07/27/12	50,000	50,658,700
# 5.500%, 08/20/12	76,000	82,964,564
# 2.125%, 09/21/12	20,000	20,646,360

	Face Amount	Value†

	(000)
Federal National Mortgage Association
# 5.000%, 02/16/12	$ 24,000	$ 25,431,696
1.500%, 03/15/12	20,000	20,318,640
6.125%, 03/15/12	10,000	10,786,170
# 1.875%, 04/20/12	136,000	139,043,000
# 4.375%, 09/15/12	94,000	100,941,994

TOTAL AGENCY OBLIGATIONS		1,051,860,867

TEMPORARY CASH INVESTMENTS — (0.8%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $40,385,000 FHLMC 4.00%, 12/15/38, valued at $37,622,509) to be repurchased at $35,667,565	35,667	35,667,000

	Shares
SECURITIES LENDING COLLATERAL — (7.4%)
§@ DFA Short Term Investment Fund	319,600,750	319,600,750

TOTAL INVESTMENTS — (100.0%) (Cost $4,303,006,053)		$4,347,868,799

19

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$22,796,747	—	$22,796,747
Austria	—	124,397,187	—	124,397,187
Canada	—	651,406,971	—	651,406,971
Denmark	—	191,700,718	—	191,700,718
France	—	324,182,993	—	324,182,993
Germany	—	341,151,836	—	341,151,836
Japan	—	26,312,520	—	26,312,520
Netherlands	—	409,579,364	—	409,579,364
New Zealand	—	60,315,010	—	60,315,010
Norway	—	107,741,615	—	107,741,615
Spain	—	32,037,154	—	32,037,154
Supranational Organization Obligations	—	151,377,304	—	151,377,304
Sweden	—	99,899,798	—	99,899,798
United Kingdom	—	194,116,433	—	194,116,433
United States	—	203,724,532	—	203,724,532
Agency Obligations	—	1,051,860,867	—	1,051,860,867
Temporary Cash Investments	—	35,667,000	—	35,667,000
Securities Lending Collateral	—	319,600,750	—	319,600,750
Forward Currency Contracts**	—	(6,589,906)	—	(6,589,906)

TOTAL	—	$4,341,278,893	—	$4,341,278,893

**	Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

20

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount^	Value†

	(000)
BONDS — (90.8%)
AUSTRALIA — (3.6%)
Australia & New Zealand Banking Group, Ltd.
(u) 5.500%, 05/24/11	1,311	$1,341,297
Commonwealth Bank of Australia
8.500%, 06/24/11	1,300	1,298,939
(z) 4.000%, 02/20/12	4,581	3,510,320
5.250%, 04/17/12	5,200	5,066,918
General Electric Capital Australia Funding, Ltd.
8.000%, 02/13/12	1,000	1,002,077
National Australia Bank, Ltd.
4.250%, 01/27/12	530	514,436
5.250%, 05/04/12	6,600	6,429,479

TOTAL AUSTRALIA		19,163,466

AUSTRIA — (2.7%)
Asfinag
(u) 2.000%, 10/22/12	2,000	2,049,554
Austria Government International Bond
(u) 5.500%, 02/22/12	4,000	4,251,716
Oesterreichische Kontrollbank AG
(u) 1.875%, 03/21/12	5,000	5,093,390
(u) 4.750%, 10/16/12	2,414	2,605,343

TOTAL AUSTRIA		14,000,003

CANADA — (13.0%)
Alberta Capital Finance Authority
5.850%, 06/01/12	9,100	9,533,988
Bank of Nova Scotia
3.030%, 06/04/12	9,500	9,499,907
British Columbia, Province of Canada
5.750%, 01/09/12	11,000	11,343,730
Canada Housing Trust
4.000%, 06/15/12	6,100	6,225,601
Canada Mortgage & Housing Corp.
5.500%, 06/01/12	3,208	3,342,529
Canadian Government Bond
1.500%, 03/01/12	4,200	4,130,199
1.500%, 06/01/12	9,900	9,731,004
Ontario, Province of Canada
4.400%, 12/02/11	5,000	5,063,928
(u) 4.950%, 06/01/12	5,500	5,885,226

	Face Amount^	Value†

	(000)
CANADA — (Continued)
Royal Bank of Canada
5.200%, 08/15/12	3,500	$3,637,200

TOTAL CANADA		68,393,312

DENMARK — (3.4%)
Danske Bank A.S.
(u) 2.500%, 05/10/12	10,000	10,263,430
Denmark Government International Bond
(u) 1.875%, 03/16/12	7,200	7,340,400
Kommunekredit
(n) 5.100%, 11/23/11	2,500	437,472

TOTAL DENMARK		18,041,302

FRANCE — (9.6%)
Agence Francaise de Developpement
(u) 2.250%, 05/22/12	5,000	5,094,410
Caisse d’Amortissement de la Dette Sociale
(u) 2.250%, 07/06/12	9,800	10,022,274
(u) 5.375%, 07/17/12	3,000	3,237,291
Caisse des Depots et Consignations
(u) 3.000%, 06/22/12	2,000	2,065,900
French Treasury Note BTAN
(e) 0.750%, 09/20/12	7,000	9,677,925
Reseau Ferre de France
(t) 5.375%, 06/07/12	2,500	2,446,664
Societe Financement del’Economie Francaise
(u) 2.250%, 06/11/12	5,000	5,146,105
Total Capital SA
(u) 5.000%, 10/10/11	2,500	2,594,777
(g) 4.625%, 03/07/12	5,000	8,345,839
(u) 5.000%, 05/22/12	1,800	1,912,898

TOTAL FRANCE		50,544,083

GERMANY — (11.3%)
IKB Deutsche Industriebank AG
(e) 2.875%, 01/27/12	6,000	8,518,248
Kreditanstalt fuer Wiederaufbau
(z) 8.000%, 01/14/11	1,602	1,231,186
(n) 5.250%, 05/16/11	32,500	5,603,750
(z) 6.500%, 11/15/11	7,695	6,017,696

21

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†

	(000)
GERMANY — (Continued)
(u) 2.250%, 04/16/12	800	$821,205
Landesbank Hessen-Thueringen Girozentrale
(g) 5.375%, 03/07/12	2,000	3,354,561
Landeskreditbank
Baden-Wuerttemberg Foerderbank
(u) 4.125%, 07/15/11	3,000	3,075,093
(u) 4.875%, 01/13/12	6,000	6,304,920
(u) 2.000%, 10/01/12	3,000	3,067,845
Landwirtschaftliche Rentenbank
(t) 6.500%, 05/04/11	3,097	3,053,679
(u) 3.000%, 04/16/12	8,800	9,110,094
(u) 5.250%, 07/02/12	1,800	1,938,415
State of North Rhine-Westphalia

(n) 5.000%, 04/30/12	43,000	7,600,954

TOTAL GERMANY		59,697,646

JAPAN — (2.3%)
Japan Finance Corp.
(u) 1.500%, 07/06/12	12,000	12,144,240

NETHERLANDS — (10.1%)
Bank Nederlandse Gemeenten
(z) 6.750%, 09/21/11	929	725,612
3.875%, 01/11/12	28,000	4,268,501
(g) 5.750%, 03/07/12	4,700	7,983,751
Deutsche Bahn Finance BV
(u) 5.125%, 01/05/11	5,000	5,037,025
Nederlandse Waterschapsbank NV
(t) 7.375%, 02/18/11	4,000	3,941,110
(u) 1.375%, 02/17/12	2,700	2,728,145
(u) 5.375%, 09/04/12	4,000	4,340,600
Rabobank Nederland NV
(z) 4.750%, 12/07/11	8,800	6,772,430
(n) 4.000%, 02/02/12	44,000	7,665,553
SNS Bank NV
(e) 2.875%, 01/30/12	7,000	9,932,149

TOTAL NETHERLANDS		53,394,876

NEW ZEALAND — (2.2%)
ANZ National Int’l, Ltd.
(u) 3.250%, 04/02/12	2,200	2,279,981
Westpac Securities NZ, Ltd.
(u) 2.500%, 05/25/12	9,000	9,224,523

TOTAL NEW ZEALAND		11,504,504

	Face Amount^	Value†

	(000)
NORWAY — (3.0%)
Eksportfinans ASA
(c) 4.000%, 01/25/12	2,350	$2,350,942
Kommunalbanken AS
5.250%, 11/10/10	4,000	683,369
(t) 4.000%, 11/15/10	3,500	3,427,146
3.500%, 03/01/11	9,290	1,592,972
(z) 2.700%, 03/16/11	2,000	1,519,002
4.250%, 10/24/11	20,000	3,484,168
4.000%, 11/02/11	16,000	2,773,440

TOTAL NORWAY		15,831,039

SPAIN — (1.7%)
Instituto de Credito Oficial
(u) 1.875%, 04/15/11	1,700	1,700,932
(n) 5.000%, 10/17/11	15,600	2,700,673
(u) 3.500%, 11/15/11	4,500	4,578,300

TOTAL SPAIN		8,979,905

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (12.5%)
Asian Development Bank
(t) 6.000%, 05/24/12	2,500	2,481,438
(t) 0.500%, 10/09/12	1,800	1,610,660
Council of Europe Development Bank
(t) 5.500%, 01/18/12	1,000	984,249
(g) 4.625%, 03/07/12	4,500	7,555,168
Eurofima
(u) 5.125%, 08/02/12	2,000	2,146,538
European Investment Bank
(n) 4.250%, 12/06/10	15,980	2,731,602
(z) 7.000%, 01/18/12	9,800	7,738,692
(g) 5.000%, 03/07/12	1,000	1,689,106
(g) 4.750%, 06/06/12	800	1,356,975
Inter-American Development Bank
(z) 6.125%, 07/19/11	5,300	4,112,939
(z) 7.250%, 05/24/12	6,000	4,802,749
International Bank for Reconstruction & Development
(t) 5.520%, 04/18/11	5,847	5,744,611
(t) 5.760%, 04/26/11	1,200	1,180,529
(t) 3.200%, 01/23/12	1,827	1,735,000
(t) 4.370%, 05/17/12	1,389	1,344,265
International Finance Facility for Immunisation
(z) 2.650%, 02/21/12	6,500	4,867,877

22

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†

	(000)

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
Nordic Investment Bank
(t) 3.100%, 02/02/12	7,200	$6,915,605
(n) 2.250%, 08/31/12	40,000	6,819,998

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS		65,818,001

SWEDEN — (5.9%)
City of Gothenburg Sweden
2.500%, 09/27/11	24,000	3,613,511
Kommuninvest I Sverige
(u) 5.375%, 07/03/12	12,200	13,133,166
Nordea Bank AB
5.625%, 09/02/11	70,000	10,780,502
Svensk Exportkredit AB
(u) 4.875%, 09/29/11	1,000	1,040,546
(z) 5.000%, 08/17/12	3,500	2,686,429

TOTAL SWEDEN		31,254,154

UNITED KINGDOM — (4.4%)
Barclays Bank P.L.C.
2.875%, 12/23/11	5,400	8,833,416
Lloyds TSB Bank P.L.C.
2.750%, 03/16/12	1,600	2,616,280
Network Rail Infrastructure Finance P.L.C.
4.875%, 03/07/12	6,900	11,594,662

TOTAL UNITED KINGDOM		23,044,358

UNITED STATES — (5.1%)
General Electric Capital Corp.
(z) 9.000%, 01/04/11	$1,100	845,349
(g) 2.750%, 12/07/11	6,050	9,872,317
6.000%, 06/15/12	1,800	1,941,340
JPMorgan Chase & Co.
5.375%, 10/01/12	1,500	1,622,864
Mellon Funding Corp.
(g) 6.375%, 11/08/11	2,330	3,883,124
Nestle Holdings, Inc.
(n) 5.000%, 01/31/11	30,740	5,278,403
Toyota Motor Credit Corp.
(z) 8.500%, 12/21/10	1,300	996,739

	Face Amount	Value†

	(000)

UNITED STATES — (Continued)
(z) 7.375%, 01/18/11	$3,500	$2,685,175

TOTAL UNITED STATES		27,125,311

TOTAL BONDS		478,936,200

AGENCY OBLIGATIONS — (6.5%)
Federal Home Loan Bank
1.125%, 05/18/12	3,000	3,035,550
1.875%, 06/20/12	7,000	7,172,004
Federal Home Loan Mortgage Corporation
5.125%, 07/15/12	4,000	4,320,224
5.500%, 08/20/12	5,000	5,458,195
4.625%, 10/25/12	7,400	8,018,758
Federal National Mortgage Association
1.875%, 04/20/12	4,000	4,089,500
4.375%, 09/15/12	2,000	2,147,702

TOTAL AGENCY OBLIGATIONS		34,241,933

TEMPORARY CASH INVESTMENTS — (2.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $14,305,000 FNMA 4.00%, 07/01/25, valued at $14,601,205) to be repurchased at $14,382,228	14,382	14,382,000

TOTAL INVESTMENTS — (100.0%) (Cost $512,524,147)		$527,560,133

23

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$19,163,466	—	$19,163,466
Austria	—	14,000,003	—	14,000,003
Canada	—	68,393,312	—	68,393,312
Denmark	—	18,041,302	—	18,041,302
France	—	50,544,083	—	50,544,083
Germany	—	59,697,646	—	59,697,646
Japan	—	12,144,240	—	12,144,240
Netherlands	—	53,394,876	—	53,394,876
New Zealand	—	11,504,504	—	11,504,504
Norway	—	15,831,039	—	15,831,039
Spain	—	8,979,905	—	8,979,905
Supranational Organization Obligations	—	65,818,001	—	65,818,001
Sweden	—	31,254,154	—	31,254,154
United Kingdom	—	23,044,358	—	23,044,358
United States	—	27,125,311	—	27,125,311
Agency Obligations	—	34,241,933	—	34,241,933
Temporary Cash Investments	—	14,382,000	—	14,382,000
Forward Currency Contracts**	—	(1,047,605)	—	(1,047,605)

TOTAL	—	$526,512,528	—	$526,512,528

**	Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

24

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount	Value†

	(000)
AGENCY OBLIGATIONS — (99.6%)
Federal Farm Credit Bank
1.750%, 02/21/13	$4,000	$4,104,020
2.625%, 04/17/14	62,500	66,346,625
3.000%, 09/22/14	14,000	15,087,464
Federal Home Loan Bank
5.750%, 05/15/12	150,000	162,431,850
4.625%, 10/10/12	100,000	108,277,400
1.500%, 01/16/13	107,700	110,162,991
3.375%, 02/27/13	37,300	39,787,686
1.625%, 03/20/13	10,000	10,267,500
1.875%, 06/21/13	5,000	5,175,565
5.125%, 08/14/13	42,000	47,334,042
4.500%, 09/16/13	37,500	41,683,500
3.625%, 10/18/13	55,000	59,973,210
2.375%, 03/14/14	95,000	99,901,620
5.250%, 06/18/14	87,000	101,029,881
5.500%, 08/13/14	128,500	150,555,612
2.750%, 12/12/14	5,000	5,347,465
1.750%, 09/11/15	60,300	61,331,733
1.625%, 09/28/15	5,600	5,658,458

TOTAL AGENCY OBLIGATIONS		1,094,456,622

TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $4,475,000 FNMA 4.00%, 07/01/25, valued at $4,567,661) to be repurchased at $4,496,071	4,496	4,496,000

TOTAL INVESTMENTS — (100.0%)
(Cost $1,055,374,301)		$1,098,952,622

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$1,094,456,622	—	$1,094,456,622
Temporary Cash Investments	—	4,496,000	—	4,496,000

TOTAL	—	$1,098,952,622	—	$1,098,952,622

See accompanying Notes to Financial Statements.

25

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount^	Value†

	(000)
BONDS — (74.9%)
AUSTRALIA — (7.5%)
Commonwealth Bank of Australia
(u) 3.625%, 06/25/14	12,300	$13,423,912
#(u) 2.900%, 09/17/14	7,700	8,154,123
(u) 2.700%, 11/25/14	2,700	2,837,862
#(u) 3.500%, 03/19/15	31,000	32,829,682
National Australia Bank, Ltd.
(g) 5.375%, 12/08/14	64,115	114,049,480
Suncorp-Metway, Ltd.
(g) 4.000%, 01/16/14	65,705	112,570,056
Westpac Banking Corp.
(u) 2.900%, 09/10/14	35,000	37,149,035
(u) 4.200%, 02/27/15	2,500	2,714,220
(u) 3.000%, 08/04/15	47,980	49,588,050

TOTAL AUSTRALIA		373,316,420

AUSTRIA — (0.3%)
Austria Government International Bond
(u) 5.000%, 05/19/14	14,000	15,748,082

BELGIUM — (1.6%)
Belgium Government International Bond
(u) 2.875%, 09/15/14	15,000	15,644,970
(u) 2.750%, 03/05/15	62,000	64,518,750

TOTAL BELGIUM		80,163,720

CANADA — (6.9%)
Bank of Nova Scotia
3.350%, 11/18/14	5,000	5,069,713
#(u) 3.400%, 01/22/15	31,536	33,839,989
#(u) 2.050%, 10/07/15	83,000	84,005,213
British Columbia, Province of Canada
(u) 2.850%, 06/15/15	10,000	10,635,810
Export Development Canada
(g) 3.625%, 09/07/15	52,585	91,009,446
Manitoba, Province of Canada
(u) 2.625%, 07/15/15	4,700	4,934,229
Ontario, Province of Canada
(u) 4.100%, 06/16/14	89,000	98,170,738
(u) 4.500%, 02/03/15	5,000	5,625,820
#(u) 2.950%, 02/05/15	9,000	9,558,135

TOTAL CANADA		342,849,093

	Face Amount^	Value†

	(000)
FRANCE — (5.4%)
Agence Francaise de Developpement
(u) 2.500%, 07/15/15	25,000	$25,803,775
BNP Paribas
(u) 3.250%, 03/11/15	21,100	22,081,614
Caisse d’Amortissement de la Dette Sociale
(u) 3.500%, 07/01/14	88,833	96,463,755
(g) 3.750%, 09/08/14	10,155	17,462,868
Societe Financement de l’Economie Francaise
(u) 2.875%, 09/22/14	94,600	100,774,542
Total Capital SA
(u) 2.875%, 03/18/15	9,200	9,713,470

TOTAL FRANCE		272,300,024

GERMANY — (4.7%)
Kreditanstalt fuer Wiederaufbau
(g) 3.250%, 02/24/14	10,000	16,858,034
(u) 5.000%, 10/31/14	9,500	10,926,359
(g) 3.125%, 12/08/14	52,000	87,342,403
(u) 4.375%, 07/21/15	1,000	1,134,724
Landeskreditbank Baden-Wuerttemberg Foerderbank
(u) 2.750%, 05/26/15	3,271	3,436,980
Landwirtschaftliche Rentenbank
(u) 4.875%, 01/10/14	55,200	62,032,932
(u) 3.125%, 07/15/15	49,000	52,572,100

TOTAL GERMANY		234,303,532

IRELAND — (0.2%)
GE Capital UK Funding
(g) 5.625%, 12/12/14	7,097	12,523,760

JAPAN — (1.0%)
Development Bank of Japan
(u) 2.875%, 04/20/15	10,000	10,637,500
Japan Finance Corp.
(u) 1.875%, 09/24/15	38,100	38,626,809

TOTAL JAPAN		49,264,309

NETHERLANDS — (6.6%)
Bank Nederlandse Gemeenten
(g) 4.750%, 04/22/13	13,577	23,521,905

26

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†

	(000)
NETHERLANDS — (Continued)
(u) 5.000%, 05/16/14	19,200	$21,715,699
(u) 3.125%, 01/12/15	5,000	5,343,600
(g) 4.375%, 01/19/15	1,087	1,896,011
(u) 2.750%, 07/01/15	45,000	47,205,315
Nederlandse Waterschapsbank NV
(u) 3.000%, 03/17/15	114,634	121,762,515
Rabobank Nederland NV
#(u) 4.200%, 05/13/14	21,000	22,870,764
(g) 5.125%, 10/27/14	15,838	28,169,785
(g) 4.000%, 09/10/15	22,000	37,256,145
(u) 2.125%, 10/13/15	20,000	20,160,980

TOTAL NETHERLANDS		329,902,719

NEW ZEALAND — (1.0%)
ASB Finance, Ltd.
(g) 3.250%, 12/09/13	10,000	16,495,485
Westpac Securities NZ, Ltd.
(u) 3.450%, 07/28/14	29,100	31,480,380

TOTAL NEW ZEALAND		47,975,865

NORWAY — (4.1%)
Eksportfinans ASA
(u) 3.000%, 11/17/14	82,439	87,657,554
(u) 2.000%, 09/15/15	37,000	37,460,576
Kommunalbanken AS
(u) 2.875%, 10/27/14	20,000	21,248,780
(u) 2.750%, 05/05/15	55,070	58,102,705

TOTAL NORWAY		204,469,615

SPAIN — (1.6%)
Instituto de Credito Oficial
(g) 4.500%, 03/07/13	15,640	25,718,142
(g) 4.000%, 12/08/14	32,168	51,907,456

TOTAL SPAIN		77,625,598

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (17.4%)
African Development Bank
(u) 3.000%, 05/27/14	90,100	96,552,151
Asian Development Bank
#(u) 2.750%, 05/21/14	20,500	21,856,956
#(u) 2.625%, 02/09/15	72,800	77,032,956
Council of Europe Development Bank
(u) 4.500%, 06/30/14	64,400	72,030,563

	Face Amount^	Value†

	(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
(u) 2.750%, 02/10/15	30,000	$31,759,530
(u) 4.000%, 04/15/15	9,000	10,025,856
Eurofima
(u) 4.250%, 02/04/14	42,860	47,153,500
(g) 6.125%, 10/14/14	11,400	21,111,815
European Bank for Reconstruction & Development
(g) 5.875%, 08/04/14	9,802	17,999,053
(u) 1.625%, 09/03/15	54,000	54,753,300
European Investment Bank
(g) 6.250%, 04/15/14	21,600	39,887,221
(u) 2.875%, 01/15/15	17,000	18,161,304
(u) 2.750%, 03/23/15	9,000	9,573,930
(g) 4.375%, 07/08/15	31,000	54,672,183
Inter-American Development Bank
#(u) 4.500%, 09/15/14	23,000	26,066,567
(u) 2.250%, 07/15/15	63,400	66,353,552
International Bank for Reconstruction & Development
#(u) 2.375%, 05/26/15	23,000	24,271,325
International Finance Corp.
#(u) 2.750%, 04/20/15	2,000	2,125,838
International Finance Facility for Immunisation
(g) 3.375%, 05/15/14	35,175	59,700,399
Nordic Investment Bank
(u) 2.625%, 10/06/14	52,725	55,903,474
(g) 5.750%, 12/16/14	2,225	4,116,739
(u) 2.500%, 07/15/15	58,400	61,360,646

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS		872,468,858

SWEDEN — (2.4%)
Nordea Bank AB
(u) 3.700%, 11/13/14	10,100	10,760,419
Svensk Exportkredit AB
(u) 3.250%, 09/16/14	101,010	108,525,649

TOTAL SWEDEN		119,286,068

UNITED KINGDOM — (5.2%)
Abbey National Treasury Services P.L.C.
5.500%, 06/18/14	18,600	32,219,959

27

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†

	(000)
UNITED KINGDOM — (Continued)
Barclays Bank P.L.C.
(u) 5.200%, 07/10/14	78,800	$87,805,579
#(u) 3.900%, 04/07/15	20,000	21,431,060
United Kingdom Gilt
5.000%, 09/07/14	4,000	7,258,750
2.750%, 01/22/15	68,000	113,921,380

TOTAL UNITED KINGDOM		262,636,728

UNITED STATES — (9.0%)
Bank of New York Mellon Corp. (The)
4.300%, 05/15/14	$69,000	75,637,938
# 2.950%, 06/18/15	31,645	33,145,701
General Electric Capital Corp.
4.875%, 03/04/15	5,000	5,527,695
# 3.500%, 06/29/15	82,800	87,651,004
Mellon Funding Corp.
5.200%, 05/15/14	11,760	13,175,857
Microsoft Corp.
2.950%, 06/01/14	82,550	87,930,279
1.625%, 09/25/15	25,000	25,111,475
Wal-Mart Stores, Inc.
3.200%, 05/15/14	25,000	26,917,925
2.875%, 04/01/15	2,500	2,653,890
2.250%, 07/08/15	5,000	5,192,105
1.500%, 10/25/15	88,000	87,613,064

TOTAL UNITED STATES		450,556,933

TOTAL BONDS		3,745,391,324

AGENCY OBLIGATIONS — (11.6%)
Federal Farm Credit Bank
# 3.000%, 09/22/14	20,000	21,553,520

	Face Amount	Value†

	(000)
Federal Home Loan Bank
# 2.750%, 12/12/14	$137,500	$147,055,288
Federal Home Loan Mortgage Corporation
# 4.500%, 01/15/15	80,000	91,219,360
# 2.875%, 02/09/15	107,000	114,725,828
Federal National Mortgage Association
# 2.625%, 11/20/14	100,000	106,252,200
# 5.000%, 04/15/15	24,000	27,975,552
# 2.375%, 07/28/15	67,000	70,197,642

TOTAL AGENCY OBLIGATIONS		578,979,390

TEMPORARY CASH INVESTMENTS — (0.9%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $45,715,000 FNMA 4.00%, 09/01/24, valued at $39,981,080) to be repurchased at $46,614,738	46,614	46,614,000

	Shares
SECURITIES LENDING COLLATERAL — (12.6%)
§@ DFA Short Term Investment Fund	631,354,620	631,354,620

TOTAL INVESTMENTS — (100.0%) (Cost $4,815,087,212)		$5,002,339,334

28

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$373,316,420	—	$373,316,420
Austria	—	15,748,082	—	15,748,082
Belgium	—	80,163,720	—	80,163,720
Canada	—	342,849,093	—	342,849,093
France	—	272,300,024	—	272,300,024
Germany	—	234,303,532	—	234,303,532
Ireland	—	12,523,760	—	12,523,760
Japan	—	49,264,309	—	49,264,309
Netherlands	—	329,902,719	—	329,902,719
New Zealand	—	47,975,865	—	47,975,865
Norway	—	204,469,615	—	204,469,615
Spain	—	77,625,598	—	77,625,598
Supranational Organization Obligations	—	872,468,858	—	872,468,858
Sweden	—	119,286,068	—	119,286,068
United Kingdom	—	262,636,728	—	262,636,728
United States	—	450,556,933	—	450,556,933
Agency Obligations	—	578,979,390	—	578,979,390
Temporary Cash Investments	—	46,614,000	—	46,614,000
Securities Lending Collateral	—	631,354,620	—	631,354,620
Forward Currency Contracts**	—	(12,020,985)	—	(12,020,985)

TOTAL	—	$4,990,318,349	—	$4,990,318,349

**	Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

29

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount	Value†

	(000)
AGENCY OBLIGATIONS — (65.6%)
Federal Farm Credit Bank
4.500%, 03/14/12	$8,500	$8,982,375
4.625%, 03/16/12	7,000	7,410,774
5.000%, 06/01/12	4,295	4,608,445
4.480%, 08/24/12	12,000	12,882,816
6.280%, 11/26/12	3,000	3,359,832
4.400%, 01/03/13	11,000	11,931,282
4.150%, 05/15/13	10,000	10,901,660
5.580%, 07/03/13	23,000	26,036,897
3.880%, 07/08/13	7,000	7,609,959
4.920%, 08/26/13	4,125	4,620,132
4.710%, 10/18/13	7,000	7,834,078
4.900%, 01/16/14	5,700	6,412,010
5.300%, 02/18/14	12,000	13,770,276
5.250%, 06/05/14	14,400	16,628,170
4.375%, 06/30/14	3,915	4,420,223
3.000%, 09/22/14	7,000	7,543,732
8.160%, 09/30/14	3,615	4,607,628
4.700%, 12/10/14	4,000	4,579,744
4.550%, 02/03/15	4,500	5,130,342
4.375%, 02/17/15	14,300	16,202,887
4.875%, 12/16/15	15,000	17,384,655
6.030%, 03/21/16	4,700	5,755,413
5.125%, 08/25/16	8,000	9,574,328
5.050%, 03/08/17	10,000	11,714,050
5.625%, 08/18/17	4,000	4,862,724
5.100%, 09/03/19	9,000	10,662,390
5.320%, 09/03/19	21,300	25,141,604
5.150%, 11/15/19	11,200	12,996,323
4.670%, 05/07/20	5,600	6,413,848
5.350%, 08/07/20	6,700	8,065,949
5.250%, 03/02/21	6,100	7,269,211
5.220%, 02/22/22	5,000	5,964,865
5.210%, 12/19/22	21,200	24,942,924
5.250%, 03/06/23	6,000	7,105,320
5.220%, 05/15/23	10,200	12,109,858

Federal Home Loan Bank
5.625%, 02/15/12	6,100	6,515,398
5.750%, 05/15/12	8,300	8,987,896
4.625%, 08/15/12	15,175	16,320,728
4.500%, 11/15/12	18,000	19,489,176
5.126%, 02/28/13	5,615	6,217,815
3.875%, 06/14/13	12,600	13,691,412
5.375%, 06/14/13	52,400	58,980,444
4.500%, 09/16/13	11,000	12,227,160
6.395%, 06/03/14	5,200	6,218,711

	Face Amount	Value†

	(000)

5.250%, 06/18/14	$50,300	$58,411,529
6.700%, 06/25/14	12,500	15,113,263
5.500%, 08/13/14	35,500	41,593,184
4.500%, 11/14/14	4,000	4,549,304
2.875%, 06/12/15	15,000	16,054,620
2.875%, 09/11/15	10,000	10,698,260
4.875%, 03/11/16	13,600	15,906,370
5.375%, 05/18/16	44,000	52,788,604
5.375%, 09/09/16	6,000	7,192,818
4.750%, 12/16/16	17,000	19,881,585
3.625%, 03/10/17	20,000	22,093,780
4.875%, 05/17/17	10,500	12,401,498
5.000%, 11/17/17	40,000	47,773,120
5.375%, 05/15/19	4,000	4,840,728
5.125%, 08/15/19	5,295	6,271,509
4.500%, 09/13/19	5,000	5,700,230
4.125%, 12/13/19	20,000	22,020,960
4.125%, 03/13/20	22,000	24,300,672
4.625%, 09/11/20	21,200	24,122,632
5.000%, 03/12/21	5,200	6,055,348
5.625%, 06/11/21	7,000	8,574,286
5.000%, 12/10/21	39,500	46,378,017
5.250%, 06/10/22	7,225	8,634,887
5.750%, 06/10/22	19,500	24,200,416
5.375%, 09/30/22	14,600	17,608,680
4.750%, 03/10/23	22,200	25,776,975
5.375%, 08/15/24	9,000	10,835,721

Tennessee Valley Authority
6.790%, 05/23/12	37,600	41,317,023
6.000%, 03/15/13	28,100	31,704,359
4.750%, 08/01/13	12,500	13,872,525
4.375%, 06/15/15	13,500	15,346,314
6.250%, 12/15/17	11,000	13,827,176
4.500%, 04/01/18	25,500	29,377,148

TOTAL AGENCY OBLIGATIONS		1,209,309,005

U.S. TREASURY OBLIGATIONS — (34.0%)
U.S. Treasury Bonds
11.250%, 02/15/15	25,000	35,820,300
10.625%, 08/15/15	11,000	15,901,017
9.875%, 11/15/15	14,800	21,109,654
9.250%, 02/15/16	9,000	12,684,375
7.250%, 05/15/16	6,000	7,884,372
7.500%, 11/15/16	17,800	23,868,696
9.000%, 11/15/18	12,200	18,408,653

30

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)
8.125%, 08/15/19	$3,800	$5,536,125
8.750%, 08/15/20	19,700	30,239,500
8.125%, 05/15/21	27,100	40,565,312
7.250%, 08/15/22	28,000	40,188,736
6.250%, 08/15/23	35,000	46,790,625
7.500%, 11/15/24	41,300	61,556,370
U.S. Treasury Notes
4.875%, 02/15/12	51,800	54,877,645
4.375%, 08/15/12	54,700	58,695,671
4.000%, 11/15/12	9,700	10,429,770
3.875%, 02/15/13	27,600	29,829,556
3.625%, 05/15/13	7,700	8,340,663
4.250%, 08/15/13	30,100	33,279,312
4.000%, 02/15/14	10,500	11,668,125
4.250%, 08/15/14	15,500	17,519,836
4.250%, 11/15/14	7,500	8,519,535
4.125%, 05/15/15	10,000	11,378,120
4.875%, 08/15/16	8,200	9,757,360

	Face Amount	Value†

	(000)
3.000%, 09/30/16	$12,000	$12,996,564

TOTAL U.S. TREASURY OBLIGATIONS		627,845,892

TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $7,400,000 FNMA 4.00%, 09/01/24, valued at $6,471,836) to be repurchased at $7,542,119.	7,542	7,542,000

TOTAL INVESTMENTS — (100.0%) (Cost $1,664,829,263)		$1,844,696,897

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$1,209,309,005	—	$1,209,309,005
U.S. Treasury Obligations	—	627,845,892	—	627,845,892
Temporary Cash Investments	—	7,542,000	—	7,542,000

TOTAL	—	$1,844,696,897	—	$1,844,696,897

See accompanying Notes to Financial Statements.

31

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount	Value†

	(000)
U.S. TREASURY OBLIGATIONS — (98.9%)
U.S. Treasury Inflation Notes
2.000%, 07/15/14	$7,700	$9,746,431
1.625%, 01/15/15	66,800	82,699,581
1.875%, 07/15/15	103,500	128,136,775
2.000%, 01/15/16	103,910	127,260,608
2.500%, 07/15/16	100,329	124,836,092
2.375%, 01/15/17	88,200	109,401,053
2.625%, 07/15/17	68,800	85,004,825
1.625%, 01/15/18	55,400	63,766,431
1.375%, 07/15/18	52,300	57,714,165
2.125%, 01/15/19	48,000	55,968,785
1.875%, 07/15/19	47,400	54,787,790
1.375%, 01/15/20	46,000	50,420,038
1.250%, 07/15/20	46,000	49,441,038
2.375%, 01/15/25	46,000	63,519,032
2.000%, 01/15/26	35,800	45,004,597
2.375%, 01/15/27	34,800	45,222,046
1.750%, 01/15/28	34,200	39,423,277
3.625%, 04/15/28	38,700	72,602,569
2.500%, 01/15/29	14,300	17,885,962
3.875%, 04/15/29	39,900	76,708,714

TOTAL U.S. TREASURY OBLIGATIONS		1,359,549,809

TEMPORARY CASH INVESTMENTS — (1.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $24,645,000 FHLMC 5.228%(r), 09/01/38, valued at $15,205,465) to be repurchased at $14,980,237	14,980	14,980,000

TOTAL INVESTMENTS — (100.0%)
(Cost $1,255,514,049)		$1,374,529,809

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$1,359,549,809	—	$1,359,549,809
Temporary Cash Investments	—	14,980,000	—	14,980,000

TOTAL	—	$1,374,529,809	—	$1,374,529,809

See accompanying Notes to Financial Statements.

32

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount	Value†

	(000)
MUNICIPAL BONDS — (98.4%)
ALABAMA — (0.4%)
Alabama Water Pollution Control Authority (RB) Series B
2.000%, 08/15/14	$5,255	$5,256,839

ALASKA — (0.5%)
City of Anchorage (GO) Series B (NATL-RE)
5.000%, 12/01/14	3,440	3,976,502
City of Anchorage (GO) Series F(NATL-RE FGIC)
4.250%, 09/01/13	2,385	2,608,260

TOTAL ALASKA		6,584,762

ARIZONA — (4.9%)
Arizona School Facilities Board (GO)
5.000%, 01/01/15	1,125	1,298,486
Arizona State Transportation Board (RB)
5.000%, 07/01/13	8,000	8,891,840
5.000%, 07/01/14	4,815	5,483,226
City of Phoenix (GO) Series A
5.000%, 07/01/14	7,975	9,109,603
City of Scottsdale (GO)
5.000%, 07/01/14	2,500	2,869,275
Maricopa County Community College District (GO) Series A
4.000%, 07/01/13	5,000	5,420,400
Maricopa County Unified School District (GO) (FSA)
5.000%, 07/01/13	6,800	7,512,436
Phoenix Civic Improvement Corp. (RB) (AMBAC)
5.000%, 07/01/14	4,000	4,524,360
Salt River Project Agricultural Improvement & Power District (RB) Series A
5.000%, 01/01/14	7,000	7,869,050
5.000%, 01/01/15	4,430	5,107,303
Salt River Project Agricultural
Improvement & Power District (RB) Series B
4.000%, 12/01/14	3,190	3,555,191
Scottsdale Municipal Property Corp. (RB)
5.000%, 07/01/13	3,070	3,399,350

	Face Amount	Value†

	(000)
ARIZONA — (Continued)
Town of Gilbert (GO)
5.000%, 07/01/14	$3,600	$ 4,069,152

TOTAL ARIZONA		69,109,672

CALIFORNIA — (1.6%)
California State Department of Water Resources Power Supply (RB) (ETM) Series A
5.125%, 05/01/12	1,900	2,054,318
California State Economic
Recovery (GO) (ETM) Series A
5.000%, 07/01/12	3,915	4,216,259
5.000%, 07/01/12	4,485	4,807,561
California State Economic Recovery (GO) Series A
5.000%, 01/01/11	9,100	9,166,430
Los Angeles Unified School District (GO) Series E (AMBAC)
5.750%, 07/01/12	2,000	2,167,540

TOTAL CALIFORNIA		22,412,108

COLORADO — (1.0%)
Arapahoe County School District (GO) (FSA)
5.000%, 12/15/10	9,000	9,049,680
City of Aurora (GO)
5.000%, 12/01/14	4,515	5,199,655

TOTAL COLORADO		14,249,335

CONNECTICUT — (2.2%)
Connecticut State (GO)
5.000%, 03/15/12	5,000	5,310,300
Connecticut State (GO) Series A
5.000%, 03/01/13	3,855	4,235,142
5.000%, 04/15/13	4,000	4,413,960
Connecticut State (GO) Series B
5.000%, 12/01/13	5,000	5,635,500
Connecticut State (GO) Series E
5.500%, 11/15/12	3,300	3,632,673
Connecticut State Econonmic Recovery (GO) Series D
5.000%, 01/01/14	3,500	3,934,525

33

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

CONNECTICUT — (Continued)
Connecticut State Health & Educational Facility Authority (GO) Series B (MBIA)
5.000%, 12/01/12	$4,000	$4,363,720

TOTAL CONNECTICUT		31,525,820

DELAWARE — (2.4%)
City of Wilmington (GO) Series A
5.000%, 12/01/14	2,625	3,003,866
Delaware State (GO)
5.000%, 08/01/12	11,370	12,267,889
Delaware State (GO) Series B
5.000%, 02/01/11	7,470	7,556,428
5.000%, 02/01/12	5,000	5,285,200
Delaware Transportation Authority (RB) Series A
5.000%, 07/01/15	4,270	4,984,328

TOTAL DELAWARE		33,097,711

FLORIDA — (4.6%)
Broward County (GO)
5.000%, 01/01/14	5,000	5,645,800
Florida State Board of Education (GO) Series 2006C
5.000%, 06/01/12	2,935	3,136,517
Florida State Board of Education (GO) Series B
5.250%, 06/01/13	3,700	4,115,214
Florida State Board of Education (GO) Series C
5.000%, 06/01/15	6,440	7,421,198
Florida State Board of Education (GO) Series D
5.000%, 06/01/13	13,085	14,470,178
Florida State Board of Education (GO) Series H
5.250%, 06/01/12	4,650	4,994,379
Florida State Board of Education (RB) Series E
5.000%, 06/01/12	3,000	3,208,440
Florida State Department of Environmental Protection Preservation (RB) Series A (AGM)
5.500%, 07/01/13	1,900	2,122,870

	Face Amount	Value†

	(000)

FLORIDA — (Continued)
Florida State Department of Environmental Protection Preservation (RB) Series A (MBIA)
5.000%, 07/01/11	$5,330	$5,486,276
5.000%, 07/01/11	5,130	5,280,412
Florida State Department of Environmental Protection Preservation (RB) Series B (MBIA)
5.000%, 07/01/11	5,800	5,970,056
Johns River Power Park System (RB) Series 21
5.000%, 10/01/11	2,325	2,421,511

TOTAL FLORIDA		64,272,851

GEORGIA — (4.9%)
De Kalb County School District (GO)
5.000%, 02/01/12	21,330	22,535,572
Georgia State (GO) Series C
5.500%, 07/01/12	8,400	9,098,208
Georgia State (GO) Series D
5.000%, 08/01/12	7,100	7,660,687
Georgia State (GO) Series G
5.000%, 10/01/12	8,000	8,688,640
Henry County School District (GO) Series A
5.000%, 04/01/13	14,000	15,411,900
Private Colleges & Universities Authority (RB) Series A
4.750%, 09/01/12	4,450	4,781,792

TOTAL GEORGIA		68,176,799

HAWAII — (3.2%)
City & County of Honolulu (GO) Series A (NATL-RE)
5.000%, 07/01/13	1,445	1,603,256
City & County of Honolulu (GO) Series B (FSA)
5.250%, 07/01/15	4,220	4,940,143
City & County of Honolulu (GO) Series C (MBIA)
5.000%, 07/01/12	5,000	5,363,050
Hawaii State (GO) Series CY (FSA)
5.750%, 02/01/13	4,750	5,284,328

34

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

HAWAII — (Continued)
Hawaii State (GO) Series DE
5.000%, 10/01/12	$3,340	$3,626,839
Hawaii State (GO) Series DG (AMBAC)
5.000%, 07/01/13	6,000	6,665,520
5.000%, 07/01/15	10,000	11,638,400
Hawaii State (GO) Series DT
4.000%, 11/01/14	4,950	5,507,420

TOTAL HAWAII		44,628,956

ILLINOIS — (1.6%)
Chicago Park District (GO) Series A (FGIC)
5.250%, 01/01/13	4,935	5,430,326
City of Chicago (GO) Series A (FSA)
5.000%, 01/01/13	8,150	8,797,681
Cook County (GO) Series D (AMBAC)
5.250%, 11/15/12	2,000	2,159,700
Illinois State (GO) First Series (MBIA)
5.125%, 10/01/11	5,300	5,469,706

TOTAL ILLINOIS		21,857,413

KANSAS — (0.4%)
Johnson County Unified School District (GO) Series A (MBIA)
5.000%, 10/01/11	5,770	6,008,416

KENTUCKY — (1.8%)
Kentucky Asset Liability Commission (RB) First Series (MBIA)
5.000%, 09/01/11	14,300	14,805,219
Louisville & Jefferson County Metropolitan Sewer District (RB)
5.000%, 05/15/15	9,415	10,804,936

TOTAL KENTUCKY		25,610,155

MARYLAND — (3.3%)
Baltimore County (GO)
5.000%, 02/01/12	1,700	1,796,526
5.000%, 02/01/14	4,750	5,374,530
Maryland State (GO)
5.250%, 02/15/12	5,000	5,308,750
5.500%, 08/01/13	6,000	6,790,200

	Face Amount	Value†

	(000)

MARYLAND — (Continued)
Maryland State (GO) Series B
5.000%, 02/15/13	$14,000	$15,404,900
Maryland State Department of Transportation (RB)
5.000%, 11/01/13	4,120	4,641,427
Montgomery County (GO) Series A
5.000%, 08/01/12	5,990	6,460,814

TOTAL MARYLAND		45,777,147

MASSACHUSETTS — (3.3%)
City of Boston (GO) Series A
5.000%, 04/01/14	4,650	5,305,836
Commonwealth of Massachusetts (GO)
5.500%, 11/01/14	4,585	5,363,441
Commonwealth of Massachusetts (GO) Series A
5.000%, 08/01/14	4,800	5,482,896
Commonwealth of Massachusetts (GO) Series C (NATL-RE FGIC)
5.500%, 11/01/14	5,000	5,848,900
Commonwealth of Massachusetts (GO) Series D
5.500%, 11/01/13	7,550	8,588,276
Commonwealth of Massachusetts (GO) Series D (NATL-RE)
5.500%, 11/01/12	910	999,417
Commonwealth of Massachusetts (RB) Series A
5.500%, 12/15/13	9,450	10,717,245
University of Massachusetts Building Authority (RB) Series 1
5.250%, 11/01/13	3,490	3,967,537

TOTAL MASSACHUSETTS		46,273,548

MICHIGAN — (2.6%)
Michigan Municipal Bond Authority (RB)
5.000%, 10/01/13	3,240	3,624,782
5.500%, 10/01/13	15,085	17,092,964
Michigan State (GO)
5.500%, 12/01/13	10,000	11,285,700
University of Michigan (RB) Series C
2.000%, 04/01/13	4,840	4,992,508

TOTAL MICHIGAN		36,995,954

35

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

MINNESOTA — (4.0%)
City of Minneapolis (GO)
5.000%, 12/01/10	$6,840	$6,865,171
City of Minneapolis (GO) Series A
3.000%, 12/01/12	5,200	5,458,388
Minnesota Public Facilities Authority (RB) Series B
5.000%, 03/01/14	5,800	6,583,928
Minnesota State (GO)
5.000%, 06/01/11	7,050	7,241,548
5.250%, 11/01/12	8,000	8,761,600
Minnesota State (GO) Series H
5.000%, 11/01/14	15,000	17,350,050
Washington County (GO) Series A
5.000%, 02/01/15	3,275	3,801,718

TOTAL MINNESOTA		56,062,403

MISSISSIPPI — (0.3%)
Mississippi State (GO) Series A
5.375%, 12/01/12	3,350	3,680,511

MISSOURI — (0.2%)
Missouri State (GO) Series A
5.000%, 10/01/13	2,600	2,924,818

NEVADA — (2.5%)
Clark County (GO) (AMBAC)
5.000%, 11/01/11	5,010	5,226,182
Clark County School District (GO) Series A (AMBAC)
4.500%, 06/15/11	11,000	11,279,510
Nevada State (GO)
5.000%, 06/01/13	12,990	14,315,889
5.000%, 12/01/13	1,400	1,567,944
Nevada State (GO) Series A
5.000%, 02/01/12	2,000	2,111,240

TOTAL NEVADA		34,500,765

NEW JERSEY — (3.3%)
Monmouth County (GO)
4.250%, 09/15/12	5,115	5,474,891
New Jersey State (GO)
5.000%, 04/01/13	3,900	4,313,127
5.000%, 06/01/13	5,940	6,602,666
5.000%, 06/01/14	4,600	5,260,790
5.000%, 08/01/14	4,000	4,542,240
New Jersey State (GO) (ETM)
5.250%, 08/01/12	8,400	9,099,720

	Face Amount	Value†

	(000)

NEW JERSEY — (Continued)
New Jersey State (GO) Series M (AMBAC)
5.500%, 07/15/14	$4,000	$4,609,600
New Jersey Transportation Trust Fund Authority (RB) Series B (FSA)
5.500%, 12/15/11	6,035	6,368,434

TOTAL NEW JERSEY		46,271,468

NEW MEXICO — (0.9%)
New Mexico State (GO)
5.000%, 03/01/12	10,260	10,882,885
New Mexico State (RB) Series A
5.000%, 07/01/13	2,000	2,222,960

TOTAL NEW MEXICO		13,105,845

NEW YORK — (5.3%)
City of New York (GO) Series A
5.000%, 08/01/14	7,865	8,937,393
City of New York (GO) Series A-1
5.000%, 08/01/14	2,500	2,840,875
City of New York (GO) Series B
5.000%, 08/01/15	10,000	11,542,300
City of New York (GO) Series E
5.000%, 08/01/13	6,475	7,192,948
City of New York (GO) Series H
5.000%, 08/01/12	3,000	3,228,690
City of New York (GO) Series I
5.000%, 08/01/14	4,000	4,545,400
New York State (GO) Series A
2.000%, 03/01/12	5,305	5,412,320
3.500%, 03/15/12	1,755	1,827,359
New York State (GO) Series C
3.000%, 02/01/14	4,655	4,940,677
3.000%, 02/01/15	3,010	3,219,315
New York State Dormitory Authority (RB)
5.000%, 07/01/13	4,590	5,122,348
New York State Dormitory Authority (RB) Series C
5.000%, 03/15/14	7,500	8,498,700
Suffolk County (GO) Series C
4.000%, 10/15/15	5,890	6,616,885

TOTAL NEW YORK		73,925,210

36

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

NORTH CAROLINA — (3.7%)
Guilford County (GO) Series C
5.000%, 10/01/12	$8,040	$8,735,299
Mecklenburg County (GO) Series C
5.000%, 02/01/14	5,680	6,432,657
North Carolina State (GO) Series A
5.000%, 03/01/11	13,000	13,202,150
5.000%, 06/01/11	10,000	10,271,700
5.500%, 03/01/14	3,000	3,456,720
Wake County (GO)
4.500%, 03/01/13	7,800	8,503,950
Wake County (GO) Series C
5.000%, 03/01/15	1,400	1,630,118

TOTAL NORTH CAROLINA		52,232,594

OHIO — (4.9%)
Cincinnati City School District (GO) (AGM)
5.000%, 06/01/12	2,995	3,208,993
Cincinnati City School District (GO) (FSA)
5.000%, 12/01/13	11,730	13,270,736
City of Columbus (GO) Series 2
5.000%, 07/01/13	3,000	3,335,280
5.000%, 07/01/14	4,605	5,260,153
City of Columbus (GO) Series A
5.000%, 06/15/12	3,875	4,158,030
City of Columbus (GO) Series D
5.000%, 12/15/13	575	649,376
Ohio State (GO)
5.500%, 11/01/12	8,615	9,448,846
5.000%, 05/01/14	5,000	5,655,650
Ohio State (GO) Series C
5.000%, 09/15/14	3,105	3,550,723
5.000%, 08/01/15	4,000	4,642,720
Ohio State (GO) Series D
5.000%, 09/15/14	3,800	4,345,490
Ohio State (GO) Series E
5.000%, 09/15/11	10,470	10,889,009

TOTAL OHIO		68,415,006

OREGON — (0.4%)
City of Portland (GO) Series A
4.000%, 06/01/15	2,000	2,240,160

	Face Amount	Value†

	(000)

OREGON — (Continued)
Jackson County School District No. 5 (GO) (NATL-RE FGIC SCH BD GTY)
5.000%, 06/15/15	$1,965	$2,289,736
Washington County School District No. 15 Forest Grove (GO) (AGM SCH BD GTY)
5.250%, 06/15/15	1,555	1,825,523

TOTAL OREGON		6,355,419

PENNSYLVANIA — (2.6%)
Commonwealth of Pennsylvania (GO) First Series
5.000%, 08/01/11	13,000	13,455,000
Commonwealth of Pennsylvania (GO) First Series (MBIA)
5.250%, 02/01/13	5,755	6,338,384
Commonwealth of Pennsylvania (GO) First Series A
5.000%, 11/01/10	3,000	3,000,000
Commonwealth of Pennsylvania (GO) Series A
5.000%, 02/15/14	9,000	10,169,190
Commonwealth of Pennsylvania (GO) THIRD Series
5.000%, 09/01/12	2,800	3,025,204

TOTAL PENNSYLVANIA		35,987,778

RHODE ISLAND — (1.0%)
Rhode Island State & Providence Plantations (GO) Series B
5.000%, 08/01/12	5,200	5,603,052
5.000%, 08/01/13	4,700	5,215,731
Rhode Island State (GO) Series C (AGM)
5.000%, 02/15/15	3,385	3,888,316

TOTAL RHODE ISLAND		14,707,099

SOUTH CAROLINA — (0.7%)
Beaufort County School District (GO) (SCSDE)
5.000%, 03/01/14	5,505	6,223,898
Beaufort County School District (GO) Series B (SCSDE)
5.000%, 03/01/14	2,795	3,159,999

TOTAL SOUTH CAROLINA		9,383,897

37

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

TENNESSEE — (2.3%)
Hamilton County (GO)
5.000%, 03/01/11	$5,700	$5,787,267
5.000%, 03/01/12	5,095	5,400,802
3.000%, 03/01/13	1,550	1,636,599
Knox County (GO)
5.500%, 04/01/14	6,300	7,252,938
Shelby County (GO)
5.000%, 04/01/14	8,345	9,467,653
Tennessee State (GO) Series A
5.000%, 05/01/14	3,000	3,422,190

TOTAL TENNESSEE		32,967,449

TEXAS — (14.1%)
Arlington Independent School District (GO)
5.000%, 02/15/14	5,885	6,663,821
Austin Independent School District (GO) (PSF-GTD)
5.000%, 08/01/14	6,895	7,922,493
City of Dallas (GO)
5.000%, 02/15/14	4,585	5,177,474
5.000%, 02/15/14	8,770	9,915,362
5.000%, 02/15/15	9,100	10,510,500
City of Dallas (RB) (AMBAC)
5.000%, 10/01/12	13,985	15,177,641
5.000%, 10/01/13	7,605	8,522,239
City of San Antonio (GO)
5.375%, 02/01/15	5,975	6,996,068
City of San Antonio (RB) (NATL-RE FGIC)
5.000%, 05/15/12	7,000	7,468,300
City of San Antonio (RB) Series A
5.500%, 02/01/11	2,000	2,025,440
County of Fort Bend (GO) (NATL-RE)
5.000%, 03/01/13	2,110	2,313,446
Dallas Area Rapid Transit (RB) (FGIC)
5.000%, 12/01/12	10,475	11,450,327
Dallas Waterworks & Sewer System (RB) (AMBAC)
5.000%, 10/01/14	9,000	10,388,610
Denton County (GO) Series A
5.000%, 07/15/15	3,960	4,612,093
Fort Worth Independent School District (GO)
5.000%, 02/15/13	8,025	8,791,789

	Face Amount	Value†

	(000)

TEXAS — (Continued)
Katy Independent School District (GO) Series A
5.000%, 02/15/12	$7,465	$7,910,063
North Texas Municipal Water District (RB)
5.000%, 09/01/14	605	691,237
Northwest Independent School District (GO) (PSF-GTD)
5.000%, 02/15/15	1,000	1,159,990
San Antonio Electric & Gas (RB) Sereis A (ETM)
5.250%, 02/01/14	90	102,801
San Antonio Electric & Gas (RB) Series A
5.250%, 02/01/14	12,015	13,665,741
San Marcos Consolidated Independent School District (GO) (PSF-GTD)
5.250%, 08/01/14	3,195	3,704,283
5.500%, 08/01/14	4,200	4,908,036
Socorro Independent School District (GO) (PSF-GTD)
5.250%, 08/15/14	2,270	2,627,275
Texas A&M University (RB) Series B
5.000%, 05/15/12	3,975	4,247,884
Texas Public Finance Authority (GO) Series A
5.000%, 10/01/12	1,500	1,629,120
Texas State (GO)
5.000%, 10/01/12	3,000	3,255,240
Texas State Transportation Commission (RB)
4.000%, 04/01/13	1,500	1,620,015
5.000%, 04/01/14	5,870	6,659,691
Travis County (GO)
5.000%, 03/01/12	3,375	3,579,896
University of Texas (RB) Series A
5.000%, 08/15/12	3,500	3,781,225
5.000%, 07/01/14	5,250	5,996,918
University of Texas (RB) Series B
5.250%, 08/15/12	2,730	2,961,449
5.250%, 08/15/13	3,850	4,331,982
University of Texas (RB) Series D
5.000%, 08/15/12	1,815	1,960,835

38

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

TEXAS — (Continued)
Williamson County (GO) (NATL-RE)
5.000%, 02/15/14	$5,000	$5,653,000

TOTAL TEXAS		198,382,284

UTAH — (1.6%)
Salt Lake County (GO)
5.000%, 06/15/12	10,060	10,798,102
Utah State (GO) Series A
5.000%, 07/01/12	6,440	6,925,447
Utah State (GO) Series B
4.000%, 07/01/13	4,700	5,115,997

TOTAL UTAH		22,839,546

VIRGINIA — (4.2%)
Fairfax County (GO) Series A
5.000%, 04/01/13	9,975	11,034,146
5.000%, 04/01/14	9,375	10,683,656
Loudoun County (GO) Series B
4.000%, 11/01/12	1,000	1,066,890
5.000%, 12/01/13	5,285	5,961,903
Virginia Commonwealth
Transportation Board (RB)
5.000%, 10/01/11	1,940	2,020,529
5.000%, 09/27/12	4,040	4,377,704
Virginia State Public School Authority (GO)
5.250%, 08/01/13	6,385	7,163,970
Virginia State Public School Authority (RB) Series B
5.000%, 08/01/11	9,595	9,927,083
5.000%, 08/01/13	5,505	6,131,304

TOTAL VIRGINIA		58,367,185

WASHINGTON — (5.5%)
City of Seattle (GO)
5.000%, 05/01/14	8,300	9,425,065
City of Seattle (RB) (FSA)
5.000%, 08/01/12	1,500	1,616,805
King County School District (GO) (NATL-RE SCH BD GTY)
5.000%, 12/01/13	1,500	1,688,700
King County School District No. 1 Seattle (GO) (SCH BD GTY)
5.000%, 12/01/13	15,000	16,955,550

	Face Amount	Value†

	(000)

WASHINGTON — (Continued)
Snohomish County Public Utility (RB) Series B
5.250%, 12/01/10	$11,000	$11,042,020
Washington State (GO) (FSA)
5.000%, 07/01/14	5,145	5,876,979
Washington State (GO) Series C
5.000%, 02/01/14	6,895	7,777,905
5.000%, 01/01/15	6,100	7,032,629
Washington State (GO) Series D
5.000%, 01/01/14	3,330	3,746,750
Washington State (GO) Series R
5.000%, 01/01/15	10,960	12,635,674

TOTAL WASHINGTON		77,798,077

WEST VIRGINIA — (0.2%)
West Virginia State (GO) (NATL-RE FGIC)
5.000%, 06/01/12	3,300	3,529,284

WISCONSIN — (2.0%)
Wisconsin State (GO) Series 1 (MBIA)
5.500%, 05/01/11	16,000	16,408,320
Wisconsin State (GO) Series A
5.000%, 05/01/12	6,760	7,211,298
Wisconsin State (RB) Series B (AMBAC)
5.000%, 07/01/12	3,775	4,045,818

TOTAL WISCONSIN		27,665,436

TOTAL MUNICIPAL BONDS		1,380,939,560

	Shares	Value†
TEMPORARY CASH INVESTMENTS — (1.6%)
BlackRock Liquidity Funds MuniFund - Institutional Shares	22,119,419	22,119,419

TOTAL INVESTMENTS — (100.0%) (Cost $1,373,103,951)		$1,403,058,979

39

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$1,380,939,560	—	$1,380,939,560
Temporary Cash Investments	$22,119,419	—	—	22,119,419

TOTAL	$22,119,419	$1,380,939,560	—	$1,403,058,979

See accompanying Notes to Financial Statements.

40

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount	Value†

	(000)
MUNICIPAL BONDS — (98.4%)
CALIFORNIA — (98.4%)
Anaheim Public Financing Authority (RB)
4.500%, 08/01/13	$ 800	$ 871,960
4.000%, 08/01/14	550	600,506
Anaheim Union High School District (GO) (AGM)
5.000%, 08/01/14	800	905,624
Anaheim Union High School District (GO) Series A (AGM)
5.000%, 08/01/12	1,275	1,376,847
Anaheim Union High School District (RB) (AGM)
5.000%, 08/01/13	700	775,404
Bay Area Toll Authority (RB) (FGIC)
5.125%, 04/01/11	1,535	1,565,731
Bay Area Toll Authority (RB) Series F
5.000%, 04/01/13	775	852,376
3.900%, 04/01/14	900	983,502
5.000%, 04/01/15	495	571,195
Berryessa Union School District (GO) Series B (FSA)
5.375%, 08/01/11	1,205	1,262,551
Calaveras County Water District (RB) (NATL-RE)
5.000%, 09/01/11	700	723,191
California Educational Facilities Authority (RB) Series A
5.000%, 04/01/13	2,250	2,491,200
California Educational Facilities Authority (RB) Series P
5.250%, 12/01/13	925	1,053,529
California Educational Facilities Authority (RB) Series T-4
5.000%, 03/15/14	3,890	4,414,917
California Infrastructure & Economic Development Bank (RB) (FSA)
5.250%, 07/01/13	2,000	2,249,100
California Infrastructure & Economic Development Bank (RB) Series A (AMBAC)
5.250%, 10/01/13	2,500	2,803,300
California State (GO)
4.000%, 02/01/11	1,000	1,008,260

	Face Amount	Value†

	(000)
CALIFORNIA — (Continued)
5.250%, 03/01/11	$ 800	$ 812,104
5.000%, 04/01/11	3,000	3,053,850
5.000%, 06/01/11	500	512,580
5.000%, 10/01/11	2,215	2,301,961
5.000%, 02/01/12	600	631,518
5.000%, 02/01/12	1,175	1,236,723
5.000%, 04/01/12	1,500	1,588,875
4.200%, 11/01/13	2,325	2,523,113
5.000%, 02/01/14	770	854,500
5.000%, 03/01/14	800	889,712
5.000%, 03/01/14	2,850	3,169,599
5.000%, 04/01/14	555	618,570
5.000%, 04/01/14	1,750	1,950,445
5.000%, 05/01/14	5,075	5,668,318
5.000%, 06/01/14	3,065	3,430,471
5.000%, 08/01/14	1,480	1,663,298
6.000%, 02/01/15	950	1,113,162
5.000%, 03/01/15	3,900	4,415,541
California State (GO) (NATL-RE FGIC)
5.000%, 03/01/14	1,565	1,740,499
California State Department of Transportation (RB) Series A (NATL-RE FGIC)
5.000%, 02/01/15	605	695,780
California State Department of Transportation (RB) Series A (NATL-RE)
5.000%, 02/01/11	1,125	1,137,881
California State Department of Water Resources (RB)
5.500%, 12/01/13	1,075	1,233,261
California State Department of Water Resources (RB) (NATL-RE)
5.000%, 12/01/14	1,500	1,741,110
California State Department of Water Resources (RB) Series AE
5.000%, 12/01/14	575	668,679
California State Department of Water Resources (RB) Series L
4.000%, 05/01/15	2,490	2,749,309
5.000%, 05/01/15	3,250	3,728,888

41

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
California State Department of Water Resources Power Supply (RB) (ETM) Series A
5.125%, 05/01/12	$1,850	$2,000,257
California State Department of Water Resources Power Supply (RB) Series A (AGM)
5.250%, 05/01/11	1,450	1,485,655
5.250%, 05/01/12	2,000	2,134,420
California State Department of Water Resources Power Supply (RB) Series A (NATL-RE)
5.000%, 05/01/11	1,000	1,023,150
California State Department of Water Resources Power Supply (RB) Series AE
5.000%, 12/01/13	1,440	1,630,094
California State Economic Recovery (GO) (ETM) Series A
5.000%, 07/01/11	25	25,745
5.000%, 07/01/11	775	799,350
5.000%, 07/01/12	1,155	1,243,877
5.000%, 07/01/12	1,320	1,414,934
5.250%, 07/01/13	1,965	2,188,696
5.250%, 07/01/13	1,845	2,074,795
5.250%, 07/01/14	95	110,185
California State Economic Recovery (GO) Series A
5.000%, 01/01/11	3,500	3,525,550
3.500%, 07/01/11	1,075	1,096,403
5.000%, 07/01/11	1,000	1,029,790
5.250%, 07/01/12	625	672,525
5.250%, 07/01/13	870	969,041
5.250%, 07/01/14	740	843,593
California State Economic Recovery (GO) Series A (NATL-RE FGIC)
5.250%, 07/01/14	1,300	1,481,987
California State Public Works Board of Regents University California (RB) Series A
5.000%, 03/01/14	860	965,685
California State University (RB) Series A
3.000%, 11/01/12	500	523,040
4.000%, 11/01/12	545	581,455
4.000%, 11/01/12	1,000	1,066,890

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
Chabot-Las Positas Community College District (GO) (AMBAC)
5.000%, 08/01/11	$1,010	$1,044,188
Charter Oak Unified School District (GO) Series B (FSA)
5.000%, 07/01/13	2,805	3,135,850
Chino Basin Regional Financing Authority (RB)
5.900%, 08/01/11	810	840,027
City & County of San Francisco (GO) Series 2008-R1
5.000%, 06/15/14	500	569,520
City & County of San Francisco (GO) Series A
5.000%, 06/15/15	2,490	2,895,422
City & County of San Francisco (GO) Series A (AMBAC)
5.000%, 06/15/12	1,600	1,715,776
City & County of San Francisco (GO) Series B
5.000%, 06/15/11	1,455	1,497,457
City & County of San Francisco (GO) Series R-1 (FGIC)
5.000%, 06/15/12	3,855	4,140,463
City & County of San Francisco (GO) Series R2 (AMBAC)
4.000%, 06/15/12	665	702,985
City & County of San Francisco Public Utilities Commission (RB) Series A (FSA)
5.000%, 11/01/12	4,810	5,231,981
City & County of San Francisco Public Utilities Commission (RB) Series C
5.000%, 11/01/13	525	590,777
City of Bakersfield School District (GO) Series A (AGM)
4.000%, 11/01/14	400	441,576
City of Folsom (GO)
4.000%, 08/01/14	1,285	1,403,002
City of Los Angeles (GO) Series A
2.500%, 09/01/13	2,500	2,607,125
City of Los Angeles (GO) Series A (MBIA)
5.000%, 09/01/12	1,165	1,257,361
City of Los Angeles (GO) Series A (NATL-RE)
5.250%, 09/01/14	1,000	1,152,280

42

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
City of Los Angeles (RB) Series A
4.000%, 06/01/12	$ 815	$852,514
5.000%, 06/01/13	1,300	1,428,154
4.000%, 06/01/14	520	567,585
City of Vernon (RB) Series A
3.500%, 08/01/12	1,550	1,602,344
5.250%, 08/01/14	1,000	1,115,890
Contra Costa Community College District (GO) (NATL-RE FGIC)
5.000%, 08/01/13	1,905	2,121,179
5.000%, 08/01/14	1,985	2,278,443
Desert Sands Unified School District (GO) (AGM)
5.000%, 06/01/14	3,275	3,757,932
5.000%, 06/01/14	600	688,476
East Bay Regional Park District (GO)
4.000%, 09/01/13	1,375	1,503,851
El Camino Community College District (GO) Series A (MBIA)
5.000%, 08/01/13	2,915	3,265,266
5.000%, 08/01/13	3,060	3,427,690
El Camino Community College District (GO) Series A (NATL-RE)
5.000%, 08/01/13	1,600	1,792,256
El Monte Union High School District (GO) Series A (FSA)
5.000%, 06/01/13	2,185	2,431,730
Escondido Union School District (GO) Series A
5.000%, 08/01/12	3,045	3,288,235
Escondido Union School District (GO) Series B (NATL-RE FGIC)
5.500%, 08/01/14	550	630,454
Foothill-De Anza Community College District (GO) Series B
5.250%, 08/01/13	2,000	2,253,920
5.250%, 08/01/13	3,675	4,141,578
Fremont Union High School District (GO) (MBIA)
4.000%, 09/01/11	750	771,840
Grossmont Union High School District (GO) (NATL-RE)
4.000%, 08/01/13	500	541,070

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
Hacienda La Puente Unified School District (GO) Series B
5.000%, 08/01/13	$4,340	$4,861,494
Hemet Unified School District (GO) Series A (AGM)
5.750%, 08/01/14	500	575,700
Kern High School District (GO) Series C (NATL-RE FGIC)
5.500%, 08/01/14	650	736,184
Long Beach Bond Finance Authority (TAN) (AMBAC)
5.375%, 08/01/12	1,585	1,717,569
Long Beach Unified School District (GO)
4.000%, 08/01/12	500	529,185
Long Beach Unified School District (GO) Series A
5.000%, 08/01/13	2,000	2,215,440
4.000%, 08/01/14	2,335	2,580,899
5.000%, 08/01/14	1,000	1,141,870
Los Angeles Community College District (GO) Series A (AGM)
5.250%, 08/01/13	825	924,206
Los Angeles Community College District (GO) Series A (FSA)
5.250%, 08/01/14	4,000	4,588,200
Los Angeles Community College District (GO) Series F-1
3.250%, 08/01/14	2,300	2,483,540
Los Angeles Convention & Exhibit Center Authority (RB) Series A
6.125%, 08/15/11	1,500	1,549,110
Los Angeles County Metropolitan Transportation Authority (GO) (AMBAC)
5.000%, 07/01/14	500	571,325
Los Angeles County Metropolitan Transportation Authority (RB) (ETM) Series A (FSA)
5.000%, 07/01/11	2,500	2,603,525
Los Angeles County Metropolitan Transportation Authority (RB) Series A
4.000%, 07/01/11	750	768,112
3.000%, 07/01/12	3,340	3,477,942
3.000%, 07/01/13	1,750	1,853,058

43

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
Los Angeles County Metropolitan Transportation Authority (RB) Series C (AMBAC)
6.000%, 07/01/11	$580	$601,657
Los Angeles County Sanitation Districts Financing Authority (RB) Series A (FSA)
5.000%, 10/01/12	5,000	5,427,400
Los Angeles Department of Water & Power (RB) Series A-1 (MBIA)
5.000%, 07/01/11	460	473,736
Los Angeles Municipal Improvement Corp. (RB) Series A (NATL-RE)
5.250%, 06/01/12	1,050	1,112,170
Los Angeles Municipal Improvement Corp. (RB) Series C
3.000%, 09/01/13	730	758,959
Los Angeles Unified School District (GO)
5.500%, 07/01/11	800	826,848
Los Angeles Unified School District (GO) (AMBAC)
5.000%, 07/01/11	175	180,238
Los Angeles Unified School District (GO) (MBIA)
5.500%, 07/01/12	800	863,712
Los Angeles Unified School District (GO) (NATL-RE)
5.750%, 07/01/14	1,480	1,704,945
Los Angeles Unified School District (GO) Series A (FGIC)
6.000%, 07/01/11	1,000	1,036,860
Los Angeles Unified School District (GO) Series A (MBIA)
5.250%, 07/01/12	3,600	3,871,872
Los Angeles Unified School District (GO) Series B
4.000%, 07/01/13	950	1,023,084
Los Angeles Unified School District (GO) Series C (AMBAC)
5.000%, 07/01/12	1,000	1,071,400
Los Angeles Unified School District (GO) Series KRY
4.000%, 07/01/12	500	527,455

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
Los Angeles Wastewater System (RB) Series A
4.000%, 06/01/12	$1,000	$1,051,850
5.000%, 06/01/14	2,000	2,275,160
Los Angeles Wastewater System (RB) Series C (NATL-RE)
5.375%, 06/01/13	600	670,548
Madera County Transportation Authority (RB) (AGM)
3.000%, 03/01/15	1,020	1,083,862
Manteca Unified School District (GO) (AGM)
5.250%, 08/01/14	500	581,710
Metropolitan Water District of Southern California (GO) Series B
4.000%, 03/01/11	500	506,105
Metropolitan Water District of Southern California (RB) Series B
3.750%, 07/01/11	3,000	3,067,080
Mount San Antonio Community College District (GO) Series C (AGM)
4.000%, 09/01/14	750	835,178
Mountain View-Whisman School District (GO) Series D (MBIA)
5.000%, 06/01/12	1,480	1,602,899
Orange County (RB) Series A (MBIA)
5.000%, 06/01/12	730	778,684
Oxnard School District (GO) (FSA)
5.000%, 08/01/12	610	655,061
Pasadena Unified School District (GO) (FSA)
5.000%, 11/01/12	2,000	2,175,460
Piedmont Unified School District (GO)
2.000%, 08/01/13	725	745,372
2.000%, 08/01/14	340	349,044
Sacramento Municipal Utility District (RB) Series U (AGM)
5.000%, 08/15/14	1,000	1,141,320
Sacramento Regional County Sanitation District (GO) (AMBAC)
5.000%, 12/01/14	3,790	4,407,467

44

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)
CALIFORNIA — (Continued)
Sacramento Regional County Sanitation District (RB) (NATL-RE)
5.000%, 08/01/14	$750	$856,402
San Diego County Water Authority (CP) Series A (NATL-RE FGIC)
5.250%, 05/01/13	795	884,080
San Diego Public Facilities Financing Authority (GO) Series A
4.500%, 05/15/14	1,415	1,575,022
San Diego Public Facilities Financing Authority (RB) Series A
2.750%, 05/15/11	1,150	1,163,512
2.750%, 05/15/12	1,655	1,706,653
San Diego Public Facilities Financing Authority (RB) Series B
5.000%, 05/15/14	1,000	1,130,330
San Diego Unified School District (GO) Series F (FSA)
5.000%, 07/01/14	1,555	1,786,508
San Francisco Bay Area Transit Financing Authority (RB)
6.750%, 07/01/11	795	828,891
San Francisco Community College District (GO) Series C
3.000%, 06/15/14	930	991,789
San Jose Unified School District (GO) (FGIC)
5.000%, 08/01/11	1,300	1,343,797
5.000%, 08/01/12	5,000	5,373,900
San Jose Unified School District (GO) (NATL-RE FGIC)
5.000%, 08/01/14	510	582,354
San Juan Unified School District (GO) (AGM)
4.000%, 08/01/15	600	668,724
San Marino Unified School District (GO) Series A
5.250%, 07/01/14	500	570,960
San Mateo County Community College District (GO) Series A
4.500%, 09/01/13	2,000	2,212,420
Santa Clara Unified School District (GO)
4.000%, 07/01/13	915	989,161

	Face Amount	Value†

	(000)
CALIFORNIA — (Continued)
Solano County Community College District (GO) (NATL-RE)
5.000%, 08/01/15	$940	$1,085,437
Sonoma County (RB) Series A (FGIC)
4.000%, 09/01/12	1,950	2,075,853
Southern California Public Power Authority (RB) Series A (AMBAC)
5.000%, 07/01/13	1,545	1,725,054
Southwestern Community College District (GO) Series B
5.250%, 08/01/12	750	803,888
Stockton Unified School District (GO) (AGM)
4.000%, 08/01/12	700	737,093
Torrance Unified School District (GO)
4.000%, 08/01/13	830	898,176
University of California (RB) Series A (AMBAC)
5.000%, 05/15/11	1,140	1,168,215
University of California (RB) Series E (MBIA)
5.000%, 05/15/13	1,560	1,725,641
University of California (RB) Series E (NATL-RE)
5.000%, 05/15/14	3,180	3,612,194
University of California (RB) Series J (MBIA)
5.000%, 05/15/12	450	480,748
University of California (RB) Series K (MBIA)
5.000%, 05/15/12	500	533,845
University of California (RB) Series O
5.000%, 05/15/14	3,275	3,720,105
Visalia Unified School District (GO)
4.000%, 08/01/12	500	527,210
William S Hart Joint School Financing Authority (RB) (AMBAC)
5.000%, 09/01/12	900	951,867

TOTAL MUNICIPAL BONDS		288,506,578

45

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Shares	Value†

TEMPORARY CASH INVESTMENTS — (1.6%)
BlackRock Liquidity Funds
California Money Fund- Institutional Shares	4,789,734	$4,789,734

Value†
TOTAL INVESTMENTS — (100.0%)
(Cost $286,719,999)	$293,296,312

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$288,506,578	—	$288,506,578
Temporary Cash Investments	$4,789,734	—	—	4,789,734

TOTAL	4,789,734	$288,506,578	—	$293,296,312

See accompanying Notes to Financial Statements.

46

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount	Value†

	(000)
AGENCY OBLIGATIONS — (3.2%)
Federal Home Loan Bank
3.625%, 10/18/13	$8,500	$9,268,587
Federal Home Loan Mortgage Corporation
4.875%, 11/15/13	3,000	3,384,945
Federal National Mortgage Association
# 3.250%, 04/09/13	8,000	8,537,520
Tennessee Valley Authority
6.000%, 03/15/13	5,000	5,641,345

TOTAL AGENCY OBLIGATIONS		26,832,397

BONDS — (83.9%)
Abbott Laboratories
5.600%, 05/15/11	600	617,212
ACE INA Holdings, Inc.
5.600%, 05/15/15	3,567	4,063,951
Adobe Systems, Inc.
3.250%, 02/01/15	3,000	3,151,812
Aetna, Inc.
5.750%, 06/15/11	1,600	1,649,854
African Development Bank
1.875%, 01/23/12	1,000	1,017,350
3.000%, 05/27/14	7,000	7,501,277
Agence Francaise de Developpement
2.250%, 05/22/12	2,000	2,037,764
Alcoa, Inc.
# 5.375%, 01/15/13	357	381,325
Allied Waste North America, Inc.
# 6.375%, 04/15/11	1,100	1,127,495
Allstate Corp. (The)
7.500%, 06/15/13	2,100	2,413,864
# 6.200%, 05/16/14	1,500	1,748,364
American Express Credit Corp.
5.875%, 05/02/13	1,000	1,100,684
7.300%, 08/20/13	3,800	4,345,452
Amgen, Inc.
4.850%, 11/18/14	4,969	5,650,806
Analog Devices, Inc.
# 5.000%, 07/01/14	1,500	1,656,495
Anheuser-Busch Cos., Inc.
6.000%, 04/15/11	300	306,763
# 5.000%, 01/15/15	2,000	2,233,648
Apache Corp.
# 6.000%, 09/15/13	2,100	2,378,970

	Face Amount	Value†

	(000)

Appalachian Power Co.
5.650%, 08/15/12	$600	$646,536
Archer-Daniels-Midland Co.
7.125%, 03/01/13	800	915,514
Arizona Public Service Co.
6.500%, 03/01/12	600	640,199
Arrow Electronics, Inc.
6.875%, 07/01/13	3,000	3,349,356
Asian Development Bank
2.625%, 02/09/15	3,000	3,174,435
Assurant, Inc.
5.625%, 02/15/14	3,000	3,212,712
AT&T, Inc.
# 6.700%, 11/15/13	3,700	4,291,996
# 2.500%, 08/15/15	2,000	2,057,184
Atmos Energy Corp.
7.375%, 05/15/11	800	827,767
Australia & New Zealand Banking Group, Ltd.
5.125%, 11/14/11	2,400	2,494,442
Austria Government International Bond
5.500%, 02/22/12	3,020	3,210,046
AutoZone, Inc.
5.875%, 10/15/12	1,760	1,910,440
Avon Products, Inc.
5.125%, 01/15/11	1,100	1,110,731
Baker Hughes, Inc.
# 6.500%, 11/15/13	1,870	2,169,222
Bank Nederlandse Gemeenten
2.750%, 07/01/15	5,000	5,245,035
Bank of America Corp.
# 5.375%, 09/11/12	6,100	6,476,699
Bank of New York Mellon Corp. (The)
# 4.950%, 11/01/12	2,500	2,705,313
4.300%, 05/15/14	2,000	2,192,404
# 2.950%, 06/18/15	2,000	2,094,846
Bank of Nova Scotia
2.250%, 01/22/13	2,000	2,062,182
3.400%, 01/22/15	2,000	2,146,118
Barclays Bank P.L.C.
# 5.450%, 09/12/12	2,700	2,926,022
# 5.200%, 07/10/14	2,000	2,228,568
Baxter International, Inc.
4.000%, 03/01/14	3,600	3,941,201

47

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

BB&T Corp.
3.850%, 07/27/12	$500	$524,656
# 5.700%, 04/30/14	3,000	3,385,440
Bear Stearns Cos. LLC (The)
5.500%, 08/15/11	1,600	1,662,499
Belgium Government International Bond
4.250%, 09/03/13	1,000	1,079,726
2.750%, 03/05/15	2,000	2,081,250
Bemis Co., Inc.
5.650%, 08/01/14	2,000	2,257,306
BHP Billiton Finance USA, Ltd.
# 5.125%, 03/29/12	600	635,084
# 5.500%, 04/01/14	2,000	2,264,882
Black & Decker Corp.
7.125%, 06/01/11	1,430	1,480,632
Black Hills Corp.
6.500%, 05/15/13	1,500	1,634,685
BlackRock, Inc.
# 3.500%, 12/10/14	4,000	4,253,480
Boeing Co. (The)
# 5.000%, 03/15/14	3,675	4,133,368
BP Capital Markets P.L.C.
3.750%, 06/17/13	2,500	2,607,375
5.250%, 11/07/13	1,000	1,093,836
Bristol-Myers Squibb Co.
# 5.250%, 08/15/13	2,000	2,227,506
British Columbia, Province of Canada
# 2.850%, 06/15/15	4,000	4,254,324
Brown-Forman Corp.
5.000%, 02/01/14	1,510	1,662,104
Burlington Northern Santa Fe LLC
5.900%, 07/01/12	1,100	1,187,336
Caisse d’Amortissement de la Dette Sociale
4.125%, 12/09/11	1,400	1,451,215
3.500%, 07/01/14	5,800	6,298,220
Campbell Soup Co.
4.875%, 10/01/13	3,100	3,469,926
Canadian National Railway Co.
4.400%, 03/15/13	600	647,545
Canadian Natural Resources, Ltd.
5.150%, 02/01/13	3,000	3,257,886
Capital One Financial Corp.
# 7.375%, 05/23/14	3,000	3,506,100
Caterpillar Financial Services Corp.
# 6.200%, 09/30/13	3,966	4,548,371

	Face Amount	Value†

	(000)

4.750%, 02/17/15	$1,500	$1,686,902
CenterPoint Energy Resources Corp.
# 7.875%, 04/01/13	600	690,959
Charles Schwab Corp. (The)
# 4.950%, 06/01/14	4,000	4,464,468
CIGNA Corp.
6.375%, 10/15/11	1,000	1,050,467
Cisco Systems, Inc.
# 5.250%, 02/22/11	1,100	1,116,187
Citigroup, Inc.
# 6.000%, 02/21/12	1,100	1,164,263
# 5.300%, 10/17/12	2,000	2,131,956
# 6.500%, 08/19/13	3,000	3,347,373
CNA Financial Corp.
6.000%, 08/15/11	1,000	1,034,031
Coca-Cola Co. (The)
# 3.625%, 03/15/14	1,500	1,620,284
Coca-Cola Refreshments USA, Inc.
# 7.375%, 03/03/14	2,100	2,527,478
Comcast Cable Communications Holdings, Inc.
8.375%, 03/15/13	600	694,429
Comcast Corp.
# 5.300%, 01/15/14	1,000	1,117,539
Commonwealth Bank of Australia
4.750%, 01/27/11	1,800	1,816,493
2.500%, 12/10/12	1,400	1,453,033
2.700%, 11/25/14	2,000	2,102,120
ConAgra Foods, Inc.
6.750%, 09/15/11	800	840,032
ConocoPhillips
4.750%, 02/01/14	1,600	1,781,835
# 4.600%, 01/15/15	2,500	2,808,838
Consolidated Edison Co. of New York, Inc.
3.850%, 06/15/13	600	639,182
Constellation Energy Group, Inc.
4.550%, 06/15/15	3,000	3,245,808
Council of Europe Development Bank
4.500%, 06/30/14	2,000	2,236,974
# 2.750%, 02/10/15	2,000	2,117,302
Credit Suisse
# 5.000%, 05/15/13	3,500	3,828,591
Credit Suisse USA, Inc.
# 5.125%, 01/15/14	500	554,070

48

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

CSX Corp.
6.750%, 03/15/11	$600	$612,607
5.500%, 08/01/13	500	554,116
CVS Caremark Corp.
# 5.750%, 08/15/11	600	623,300
# 4.875%, 09/15/14	3,500	3,911,037
Daimler Finance North America LLC
6.500%, 11/15/13	3,000	3,455,730
Dell, Inc.
4.700%, 04/15/13	600	652,385
# 5.625%, 04/15/14	3,000	3,393,606
Detroit Edison Co. (The)
6.400%, 10/01/13	600	688,002
Deutsche Bank AG
4.875%, 05/20/13	1,100	1,196,142
3.875%, 08/18/14	3,200	3,439,904
Deutsche Telekom International Finance BV
# 5.250%, 07/22/13	1,500	1,653,408
# 4.875%, 07/08/14	1,000	1,108,935
Devon Energy Corp.
# 5.625%, 01/15/14	1,100	1,241,595
Diageo Capital P.L.C.
5.200%, 01/30/13	600	656,259
# 7.375%, 01/15/14	2,535	3,007,554
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
# 4.750%, 10/01/14	3,000	3,293,169
Dominion Resources, Inc.
# 5.000%, 03/15/13	600	655,204
Dover Corp.
6.500%, 02/15/11	1,100	1,119,393
Dow Chemical Co. (The)
# 6.000%, 10/01/12	3,500	3,792,845
DTE Energy Co.
7.625%, 05/15/14	1,000	1,188,998
Duke Energy Corp.
# 3.950%, 09/15/14	1,070	1,157,539
Duke Energy Ohio, Inc.
# 5.700%, 09/15/12	450	489,555
E.I. Du Pont de Nemours & Co.
5.875%, 01/15/14	516	591,323
3.250%, 01/15/15	4,000	4,292,292
Eaton Corp.
# 5.950%, 03/20/14	600	688,458
Eksportfinans ASA
1.875%, 04/02/13	10,000	10,253,320
# 3.000%, 11/17/14	3,900	4,146,878

	Face Amount	Value†

	(000)

Eli Lilly & Co.
# 3.550%, 03/06/12	$600	$622,583
# 4.200%, 03/06/14	1,000	1,104,045
Emerson Electric Co.
5.625%, 11/15/13	480	546,167
Enbridge Energy Partners LP
# 4.750%, 06/01/13	800	854,931
EnCana Holdings Finance Corp.
# 5.800%, 05/01/14	1,500	1,709,325
Enterprise Products Operating LLC
7.625%, 02/15/12	1,500	1,606,146
9.750%, 01/31/14	600	740,344
# 5.000%, 03/01/15	1,000	1,105,371
EOG Resources, Inc.
6.125%, 10/01/13	1,500	1,710,566
Eurofima
4.250%, 02/04/14	3,000	3,300,525
European Bank for Reconstruction & Development
# 2.750%, 04/20/15	2,000	2,124,520
European Investment Bank
# 3.125%, 06/04/14	4,000	4,312,912
# 2.750%, 03/23/15	3,000	3,198,900
Export Development Canada
2.375%, 03/19/12	1,000	1,026,855
Express Scripts, Inc.
# 5.250%, 06/15/12	1,500	1,598,756
Fortune Brands, Inc.
4.875%, 12/01/13	2,100	2,228,348
FPL Group Capital, Inc.
# 5.625%, 09/01/11	800	832,537
General Dynamics Corp.
# 5.250%, 02/01/14	1,100	1,244,727
General Electric Capital Corp.
4.800%, 05/01/13	1,000	1,081,967
3.750%, 11/14/14	3,000	3,203,454
General Electric Co.
5.000%, 02/01/13	5,000	5,426,500
General Mills, Inc.
6.000%, 02/15/12	421	448,956
GlaxoSmithKline Capital, Inc.
4.850%, 05/15/13	3,500	3,853,034
Goldman Sachs Group, Inc. (The)
# 6.000%, 05/01/14	1,200	1,348,075
# 5.125%, 01/15/15	1,600	1,750,693
Hartford Financial Services Group, Inc.
4.625%, 07/15/13	2,652	2,813,120

49

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

Hess Corp.
7.000%, 02/15/14	$3,100	$3,630,475
Hewlett-Packard Co.
6.125%, 03/01/14	4,100	4,747,714
Home Depot, Inc.
# 5.200%, 03/01/11	2,100	2,132,321
Honeywell International, Inc.
3.875%, 02/15/14	3,100	3,373,935
HSBC Finance Corp.
4.750%, 07/15/13	3,000	3,200,454
Husky Energy, Inc.
5.900%, 06/15/14	3,000	3,355,821
Hydro-Quebec
6.300%, 05/11/11	800	824,456
ICI Wilmington, Inc.
5.625%, 12/01/13	1,000	1,115,339
Instituto de Credito Oficial
5.375%, 07/02/12	8,500	8,893,992
Inter-American Development Bank
1.625%, 07/15/13	3,000	3,086,181
International Bank for Reconstruction & Development
3.625%, 05/21/13	2,000	2,156,934
# 2.375%, 05/26/15	2,000	2,110,550
International Business Machines Corp.
# 6.500%, 10/15/13	1,500	1,741,962
International Finance Corp.
# 2.750%, 04/20/15	3,000	3,188,757
Japan Finance Corp.
2.125%, 11/05/12	2,000	2,047,764
Jefferies Group, Inc.
5.875%, 06/08/14	3,000	3,292,146
John Deere Capital Corp.
7.000%, 03/15/12	1,600	1,740,150
1.875%, 06/17/13	2,000	2,053,626
Johnson Controls, Inc.
# 4.875%, 09/15/13	1,000	1,090,621
JPMorgan Chase & Co.
4.650%, 06/01/14	2,000	2,182,010
# 3.400%, 06/24/15	2,500	2,614,015
Kansas City Power & Light Co.
6.500%, 11/15/11	800	840,534
Kinder Morgan Energy Partners LP
# 7.125%, 03/15/12	500	537,252
5.850%, 09/15/12	600	648,974
5.000%, 12/15/13	2,000	2,190,902

	Face Amount	Value†

	(000)

Kohl’s Corp.
7.375%, 10/15/11	$600	$632,728
Kommunalbanken AS
5.125%, 05/30/12	1,500	1,604,571
Kommuninvest I Sverige
5.375%, 07/03/12	5,600	6,028,338
Koninklijke Philips Electronics NV
7.250%, 08/15/13	1,500	1,747,510
Kraft Foods, Inc.
6.250%, 06/01/12	2,100	2,276,198
Kreditanstalt fuer Wiederaufbau
3.250%, 10/14/11	1,900	1,950,333
# 4.000%, 10/15/13	3,000	3,283,653
4.750%, 05/15/14	1,000	1,126,093
4.125%, 10/15/14	2,000	2,224,436
Kroger Co. (The)
6.800%, 04/01/11	600	614,986
Lafarge SA
6.150%, 07/15/11	800	827,510
Landeskreditbank Baden-Wuerttemberg Foerderbank
4.875%, 01/13/12	1,000	1,050,820
2.000%, 10/01/12	6,800	6,953,782
Landwirtschaftliche Rentenbank
1.875%, 09/24/12	4,000	4,097,456
4.125%, 07/15/13	3,600	3,917,743
Lockheed Martin Corp.
4.121%, 03/14/13	4,000	4,291,372
Marathon Oil Corp.
# 6.125%, 03/15/12	500	532,633
6.500%, 02/15/14	1,100	1,265,761
Marriott International, Inc.
4.625%, 06/15/12	1,100	1,150,999
Marsh & McLennan Cos., Inc.
6.250%, 03/15/12	600	631,683
McDonald’s Corp.
4.300%, 03/01/13	2,600	2,814,830
McKesson Corp.
6.500%, 02/15/14	1,600	1,839,448
Medtronic, Inc.
4.500%, 03/15/14	1,100	1,219,400
3.000%, 03/15/15	3,500	3,719,538
MetLife, Inc.
# 5.375%, 12/15/12	600	649,396
Microsoft Corp.
2.950%, 06/01/14	5,000	5,325,880
Monsanto Co.
# 7.375%, 08/15/12	700	776,662

50

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

Morgan Stanley
# 5.250%, 11/02/12	$2,000	$2,150,870
# 5.300%, 03/01/13	1,100	1,187,201
4.100%, 01/26/15	1,000	1,036,247
NASDAQ OMX Group, Inc. (The)
4.000%, 01/15/15	3,400	3,553,354
National Australia Bank, Ltd.
5.350%, 06/12/13	2,000	2,196,046
3.375%, 07/08/14	3,000	3,246,279
National City Corp.
4.900%, 01/15/15	4,524	4,993,569
National Rural Utilities
Cooperative Finance Corp.
# 7.250%, 03/01/12	5,100	5,534,372
Nederlandse Waterschapsbank NV
3.000%, 03/17/15	3,000	3,186,555
Nestle Holdings, Inc.
2.125%, 03/12/14	6,500	6,756,263
Network Rail Infrastructure Finance P.L.C.
2.000%, 01/17/12	2,600	2,644,460
NIBC Bank NV
2.800%, 12/02/14	3,000	3,181,950
Nisource Finance Corp.
6.150%, 03/01/13	1,000	1,106,879
Nomura Holdings, Inc.
5.000%, 03/04/15	3,000	3,252,045
Nordic Investment Bank
2.625%, 10/06/14	3,000	3,180,852
Nordstrom, Inc.
6.750%, 06/01/14	1,000	1,166,685
Northern States Power Co.
8.000%, 08/28/12	800	901,865
Northern Trust Corp.
5.500%, 08/15/13	2,000	2,250,554
Northrop Grumman Corp.
# 3.700%, 08/01/14	1,500	1,617,106
Occidental Petroleum Corp.
7.000%, 11/01/13	1,600	1,884,366
Oesterreichische Kontrollbank AG
3.125%, 10/14/11	1,900	1,946,628
4.750%, 11/08/11	1,800	1,877,494
4.750%, 10/16/12	3,800	4,101,203
ONEOK Partners LP
5.900%, 04/01/12	600	639,439
Ontario Electricity Financial Corp.
7.450%, 03/31/13	1,000	1,159,525

	Face Amount	Value†

	(000)

Ontario, Province of Canada
4.100%, 06/16/14	$10,700	$11,802,549
Oracle Corp.
# 4.950%, 04/15/13	1,100	1,212,248
3.750%, 07/08/14	2,000	2,179,526
PACCAR, Inc.
6.875%, 02/15/14	1,500	1,756,490
Pacific Gas & Electric Co.
# 4.800%, 03/01/14	1,900	2,099,358
Packaging Corp. of America
5.750%, 08/01/13	800	866,710
Panhandle Eastern Pipeline Co. LP
6.050%, 08/15/13	600	657,697
PepsiAmericas, Inc.
# 4.375%, 02/15/14	1,100	1,216,256
PepsiCo, Inc.
3.750%, 03/01/14	1,500	1,631,001
Pfizer, Inc.
# 5.350%, 03/15/15	4,000	4,639,296
Philip Morris International, Inc.
4.875%, 05/16/13	2,100	2,308,060
# 6.875%, 03/17/14	1,900	2,243,366
Pitney Bowes, Inc.
# 4.625%, 10/01/12	800	845,834
# 3.875%, 06/15/13	5,000	5,246,165
Plains All American Pipeline LP
4.250%, 09/01/12	2,500	2,623,548
PNC Funding Corp.
5.125%, 12/14/10	600	603,012
# 5.400%, 06/10/14	500	559,002
Potash Corp. of Saskatchewan, Inc.
7.750%, 05/31/11	600	624,312
PPL Energy Supply LLC
6.300%, 07/15/13	600	669,932
5.400%, 08/15/14	900	996,989
Praxair, Inc.
6.375%, 04/01/12	1,200	1,294,486
4.375%, 03/31/14	1,500	1,653,087
Principal Financial Group, Inc.
# 7.875%, 05/15/14	760	898,318
Progress Energy, Inc.
7.100%, 03/01/11	600	612,464
Prudential Financial, Inc.
# 5.100%, 09/20/14	2,365	2,593,331
PSEG Power LLC
5.000%, 04/01/14	1,000	1,101,836

51

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

Rabobank Nederland NV
# 4.200%, 05/13/14	$6,000	$6,534,504
Reynolds American, Inc.
7.250%, 06/01/13	1,000	1,124,061
Royal Bank of Canada
5.650%, 07/20/11	2,200	2,275,209
2.100%, 07/29/13	4,500	4,660,258
RR Donnelley & Sons Co.
# 4.950%, 04/01/14	2,000	2,090,630
Ryder System, Inc.
5.000%, 06/15/12	900	948,657
6.000%, 03/01/13	600	652,516
Safeway, Inc.
5.800%, 08/15/12	500	539,696
5.625%, 08/15/14	1,000	1,138,493
Sara Lee Corp.
3.875%, 06/15/13	1,500	1,597,578
Saskatchewan, Province of Canada
7.375%, 07/15/13	9,000	10,550,043
Scottish Power, Ltd.
# 5.375%, 03/15/15	3,000	3,289,206
Societe Financement de l’Economie Francaise
3.375%, 05/05/14	2,000	2,161,020
2.875%, 09/22/14	3,000	3,195,810
Southern California Edison Co.
5.750%, 03/15/14	800	919,682
Southern Co.
# 5.300%, 01/15/12	1,600	1,684,053
Southwest Airlines Co.
# 5.250%, 10/01/14	3,000	3,236,625
Spectra Energy Capital LLC
5.668%, 08/15/14	1,500	1,681,632
St. Jude Medical, Inc.
2.200%, 09/15/13	1,500	1,541,104
3.750%, 07/15/14	2,000	2,156,424
State Street Corp.
# 4.300%, 05/30/14	3,000	3,314,235
SunTrust Banks, Inc.
# 5.250%, 11/05/12	3,100	3,276,486
Svensk Exportkredit AB
4.875%, 09/29/11	1,000	1,040,546
3.250%, 09/16/14	3,000	3,223,215
Tampa Electric Co.
6.375%, 08/15/12	600	653,625
Target Corp.
6.350%, 01/15/11	600	607,346
# 5.875%, 03/01/12	1,000	1,064,566

	Face Amount	Value†

	(000)

TD Ameritrade Holding Corp.
4.150%, 12/01/14	$3,000	$3,198,039
Thermo Fisher Scientific, Inc.
3.200%, 05/01/15	1,300	1,372,358
Time Warner Cable, Inc.
# 5.400%, 07/02/12	1,300	1,390,597
6.200%, 07/01/13	3,300	3,716,618
Total Capital SA
5.000%, 05/22/12	5,900	6,270,054
Toyota Motor Credit Corp.
4.250%, 06/27/11	2,500	2,552,580
TransCanada Pipelines, Ltd.
4.000%, 06/15/13	800	859,607
3.400%, 06/01/15	4,000	4,296,036
U.S. Bancorp
2.000%, 06/14/13	3,000	3,088,383
UBS AG
# 3.875%, 01/15/15	3,500	3,666,106
Unilever Capital Corp.
3.650%, 02/15/14	1,650	1,776,312
United Technologies Corp.
# 6.100%, 05/15/12	1,600	1,733,435
UnitedHealth Group, Inc.
5.250%, 03/15/11	1,100	1,117,503
Valero Energy Corp.
# 6.875%, 04/15/12	1,600	1,713,795
# 4.500%, 02/01/15	2,000	2,146,740
Veolia Environnement
5.250%, 06/03/13	800	873,199
Verizon Communications, Inc.
# 4.350%, 02/15/13	600	647,339
# 5.250%, 04/15/13	3,500	3,867,822
Wal-Mart Stores, Inc.
# 7.250%, 06/01/13	1,000	1,164,873
# 3.200%, 05/15/14	6,000	6,460,302
# 2.875%, 04/01/15	5,900	6,263,180
Walt Disney Co. (The)
4.700%, 12/01/12	500	541,338
# 4.500%, 12/15/13	1,100	1,222,255
Waste Management, Inc.
6.375%, 11/15/12	655	722,451
# 5.000%, 03/15/14	258	285,312
Weatherford International, Ltd.
4.950%, 10/15/13	1,045	1,130,608
WellPoint Health Networks, Inc.
6.375%, 01/15/12	600	636,263
Wells Fargo & Co.
5.250%, 10/23/12	5,100	5,517,195

52

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)
Western Union Co. (The)
6.500%, 02/26/14	$600	$687,688
Westpac Banking Corp.
3.000%, 08/04/15	7,000	7,234,605
Westpac Securities NZ, Ltd.
3.450%, 07/28/14	1,000	1,081,800
Willis North America, Inc.
# 5.625%, 07/15/15	5,000	5,363,020
WR Berkley Corp.
5.875%, 02/15/13	1,000	1,062,349
Yum! Brands, Inc.
8.875%, 04/15/11	820	849,310

TOTAL BONDS		713,447,947

TEMPORARY CASH INVESTMENTS — (1.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $14,745,000 FHLMC 5.228%(r), 09/01/38, valued at $9,097,366) to be repurchased at $8,961,142	8,961	8,961,000

	Shares/ Face Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (11.9%)
§@ DFA Short Term Investment Fund	100,680,418	$100,680,418
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valuedat $457,727)## to be repurchased at $448,760	$449	448,752

TOTAL SECURITIES LENDING COLLATERAL		101,129,170

TOTAL INVESTMENTS — (100.0%) (Cost $820,050,781)		$850,370,514

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$26,832,397	—	$26,832,397
Bonds	—	713,447,947	—	713,447,947
Temporary Cash Investments	—	8,961,000	—	8,961,000
Securities Lending Collateral	—	101,129,170	—	101,129,170

TOTAL	—	$850,370,514	—	$850,370,514

See accompanying Notes to Financial Statements.

53

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount	Value†

	(000)
AGENCY OBLIGATIONS — (4.8%)
Federal Farm Credit Bank
5.150%, 11/15/19	$650	$754,251
4.800%, 02/13/23	900	1,016,819
Federal Home Loan Bank
3.000%, 03/18/20	1,500	1,519,581
Federal Home Loan Mortgage Corporation
# 3.750%, 03/27/19	1,900	2,078,100
Federal National Mortgage Association
5.375%, 06/12/17	2,000	2,412,982
Tennessee Valley Authority
5.500%, 07/18/17	750	909,700

TOTAL AGENCY OBLIGATIONS		8,691,433

BONDS — (73.6%)
Abbott Laboratories
5.125%, 04/01/19	950	1,088,421
Aflac, Inc.
8.500%, 05/15/19	200	256,069
Agilent Technologies, Inc.
# 5.000%, 07/15/20	215	230,525
Allergan, Inc.
5.750%, 04/01/16	700	829,990
Allstate Corp. (The)
# 7.450%, 05/16/19	535	670,724
American Express Co.
# 8.125%, 05/20/19	500	642,284
Ameriprise Financial, Inc.
# 7.300%, 06/28/19	635	783,990
Amgen, Inc.
4.500%, 03/15/20	720	791,541
Apache Corp.
6.900%, 09/15/18	175	220,012
Asian Development Bank
5.500%, 06/27/16	1,000	1,204,341
2.250%, 08/18/17	1,000	1,001,242
Associates Corp. of North America
6.950%, 11/01/18	190	214,683
AT&T, Inc.
5.800%, 02/15/19	690	823,252
Australia & New Zealand Banking
Group, Ltd.
5.100%, 01/13/20	1,500	1,635,457
Baker Hughes, Inc.
# 7.500%, 11/15/18	360	465,634

	Face Amount	Value†

	(000)
Bank Nederlandse Gemeenten
5.125%, 10/05/16	$1,125	$1,309,494
Bank of America Corp.
5.625%, 07/01/20	1,020	1,057,678
Bank of New York Mellon Corp. (The)
5.450%, 05/15/19	2,300	2,645,366
Barclays Bank P.L.C.
# 5.125%, 01/08/20	630	682,480
BB&T Corp.
# 6.850%, 04/30/19	485	589,928
Becton Dickinson and Co.
5.000%, 05/15/19	825	941,068
BHP Billiton Finance USA, Ltd.
# 6.500%, 04/01/19	360	446,355
BlackRock, Inc.
# 5.000%, 12/10/19	725	793,781
Boeing Capital Corp.
# 4.700%, 10/27/19	700	780,284
BP Capital Markets P.L.C.
4.750%, 03/10/19	530	563,349
Bristol-Myers Squibb Co.
# 5.450%, 05/01/18	500	590,755
CA, Inc.
5.375%, 12/01/19	900	974,864
Caisse d’Amortissement de la Dette Sociale
5.250%, 11/02/16	1,600	1,870,899
Cameron International Corp.
# 6.375%, 07/15/18	485	560,911
Campbell Soup Co.
3.050%, 07/15/17	700	738,711
Canadian National Railway Co.
# 5.550%, 03/01/19	640	756,135
Caterpillar Financial Services Corp.
# 5.450%, 04/15/18	640	734,682
CBS Corp.
5.750%, 04/15/20	1,025	1,136,036
Charles Schwab Corp.(The)
# 4.450%, 07/22/20	750	779,984
Chubb Corp.
5.750%, 05/15/18	990	1,143,870
CIGNA Corp.
5.375%, 03/15/17	710	781,927
Cisco Systems, Inc.
4.450%, 01/15/20	725	798,522

54

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

Citigroup, Inc.
# 8.500%, 05/22/19	$600	$753,406
# 5.375%, 08/09/20	375	394,676
Cliffs Natural Resources, Inc.
# 5.900%, 03/15/20	700	769,134
Coca-Cola Co.(The)
# 5.350%, 11/15/17	810	951,070
Comcast Cable Communications Holdings, Inc.
# 9.455%, 11/15/22	170	241,425
Commonwealth Bank of Australia
# 5.000%, 03/19/20	1,225	1,335,564
ConocoPhillips
4.600%, 01/15/15	200	224,707
Consolidated Edison Co. of New York, Inc.
# 6.650%, 04/01/19	225	280,634
Credit Suisse
# 5.300%, 08/13/19	600	665,888
Cytec Industries, Inc.
6.000%, 10/01/15	460	519,876
Dell, Inc.
# 5.875%, 06/15/19	640	728,707
Deutsche Bank AG
6.000%, 09/01/17	265	309,076
Deutsche Telekom International Finance BV
6.750%, 08/20/18	185	229,789
Diageo Capital P.L.C.
# 4.828%, 07/15/20	700	782,030
Dow Chemical Co. (The)
# 5.700%, 05/15/18	900	983,415
Duke Energy Corp.
5.050%, 09/15/19	250	278,020
E.I. Du Pont de Nemours & Co.
# 4.625%, 01/15/20	900	993,919
Eaton Corp.
6.950%, 03/20/19	175	219,819
Eksportfinans ASA
5.500%, 06/26/17	1,950	2,312,719
Enbridge Energy Partners LP
5.200%, 03/15/20	350	382,984
Encana Corp.
# 6.500%, 05/15/19	650	802,824
Energy Transfer Partners LP
# 9.000%, 04/15/19	360	459,387
Enterprise Products Operating LLC
# 5.200%, 09/01/20	600	659,025

	Face Amount	Value†

	(000)

EOG Resources, Inc.
5.625%, 06/01/19	$1,000	$1,179,472
EQT Corp.
8.125%, 06/01/19	625	768,987
European Investment Bank
4.875%, 02/16/16	1,000	1,163,029
2.875%, 09/15/20	1,000	1,005,204
Exelon Corp.
4.900%, 06/15/15	1,000	1,101,620
Fortune Brands, Inc.
# 5.375%, 01/15/16	700	748,779
General Electric Capital Corp.
5.500%, 01/08/20	600	660,422
Georgia Power Co.
# 4.250%, 12/01/19	610	651,963
GlaxoSmithKline Capital, Inc.
# 5.650%, 05/15/18	675	799,344
Goldman Sachs Group, Inc. (The)
# 6.000%, 06/15/20	1,150	1,278,008
Halliburton Co.
# 6.150%, 09/15/19	660	788,967
Hartford Financial Services Group, Inc.
# 5.500%, 03/30/20	585	598,032
Hess Corp.
# 8.125%, 02/15/19	165	217,636
Hewlett-Packard Co.
5.500%, 03/01/18	1,000	1,175,578
Honeywell International, Inc.
5.000%, 02/15/19	825	944,536
Humana, Inc.
# 6.450%, 06/01/16	275	306,565
Husky Energy, Inc.
7.250%, 12/15/19	800	987,013
Indiana Michigan Power Co.
# 7.000%, 03/15/19	235	287,243
International Bank for Reconstruction & Development
7.625%, 01/19/23	1,700	2,465,593
International Game Technology
7.500%, 06/15/19	185	217,469
International Paper Co.
# 7.500%, 08/15/21	630	768,247
Japan Finance Organization for Municipalities
5.000%, 05/16/17	1,300	1,517,877
John Deere Capital Corp.
5.500%, 04/13/17	210	244,801

55

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

JPMorgan Chase & Co.
# 6.300%, 04/23/19	$500	$583,508
4.950%, 03/25/20	630	668,147
Kinder Morgan Energy Partners LP
5.800%, 03/01/21	550	616,718
Kommunalbanken AS
2.750%, 05/05/15	650	685,795
Kreditanstalt fuer Wiederaufbau
5.000%, 10/31/14	575	661,332
4.875%, 06/17/19	1,350	1,577,417
Landwirtschaftliche Rentenbank
3.125%, 07/15/15	1,050	1,126,545
2.375%, 09/13/17	1,000	1,007,258
Lincoln National Corp.
6.250%, 02/15/20	180	200,654
Lockheed Martin Corp.
4.250%, 11/15/19	1,000	1,076,730
Loews Corp.
5.250%, 03/15/16	190	214,623
Magellan Midstream Partners LP
4.250%, 02/01/21	370	375,829
Manitoba, Province of Canada
4.900%, 12/06/16	1,600	1,847,960
Marathon Oil Corp.
5.900%, 03/15/18	250	291,090
Marsh & McLennan Cos., Inc.
9.250%, 04/15/19	225	292,776
McDonald’s Corp.
5.350%, 03/01/18	990	1,159,774
Mead Johnson Nutrition Co.
# 4.900%, 11/01/19	700	764,330
Medtronic, Inc.
# 4.450%, 03/15/20	840	917,262
Merrill Lynch & Co., Inc.
# 6.875%, 11/15/18	200	221,074
MetLife, Inc.
# 7.717%, 02/15/19	425	541,415
Microsoft Corp.
4.200%, 06/01/19	625	688,295
# 3.000%, 10/01/20	2,000	1,986,382
Morgan Stanley
# 7.300%, 05/13/19	190	219,138
# 5.500%, 01/26/20	600	624,532
5.500%, 07/24/20	375	390,262
NASDAQ OMX Group, Inc. (The)
# 5.550%, 01/15/20	910	958,549
National City Corp.
4.900%, 01/15/15	227	250,561

	Face Amount	Value†

	(000)

New Brunswick, Province of Canada
9.750%, 05/15/20	$1,000	$1,522,396
Nexen, Inc.
6.200%, 07/30/19	275	325,615
Nisource Finance Corp.
# 6.125%, 03/01/22	575	653,882
Nokia Oyj
# 5.375%, 05/15/19	485	539,847
Nomura Holdings, Inc.
# 6.700%, 03/04/20	1,075	1,220,740
Nordic Investment Bank
2.500%, 07/15/15	650	682,952
Northrop Grumman Corp.
5.050%, 08/01/19	1,125	1,263,434
NuStar Logistics LP
4.800%, 09/01/20	470	478,063
Occidental Petroleum Corp.
# 4.125%, 06/01/16	600	673,712
Oesterreichische Kontrollbank AG
4.875%, 02/16/16	400	460,178
Omnicom Group, Inc.
# 4.450%, 08/15/20	450	462,192
Ontario, Province of Canada
4.750%, 01/19/16	600	685,019
4.950%, 11/28/16	400	464,096
# 4.400%, 04/14/20	1,700	1,870,405
Oracle Corp.
# 5.000%, 07/08/19	700	797,656
PepsiCo, Inc.
# 4.500%, 01/15/20	675	741,926
Pfizer, Inc.
# 6.200%, 03/15/19	625	766,281
Philip Morris International, Inc.
# 5.650%, 05/16/18	800	944,935
Pitney Bowes, Inc.
6.250%, 03/15/19	185	203,829
Plains All American Pipeline LP
6.500%, 05/01/18	900	1,049,336
PNC Funding Corp.
# 4.375%, 08/11/20	730	739,653
Protective Life Corp.
7.375%, 10/15/19	700	783,025
Prudential Financial, Inc.
# 5.375%, 06/21/20	220	239,228
Quest Diagnostics, Inc.
# 4.750%, 01/30/20	225	231,085
Rabobank Nederland NV
# 2.125%, 10/13/15	2,000	2,016,098

56

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

Ralcorp Holdings, Inc.
4.950%, 08/15/20	$1,075	$1,123,230
Reinsurance Group of America, Inc.
5.625%, 03/15/17	200	216,483
Rowan Cos., Inc.
7.875%, 08/01/19	600	718,091
Royal Bank of Canada
# 2.625%, 12/15/15	1,600	1,664,869
Royal Bank of Scotland Group P.L.C.
6.400%, 10/21/19	725	790,826
Safeway, Inc.
5.000%, 08/15/19	1,025	1,114,801
Sempra Energy
# 9.800%, 02/15/19	160	222,612
Southwest Airlines Co.
5.250%, 10/01/14	675	728,241
Southwestern Public Service Co.
8.750%, 12/01/18	350	449,406
Svensk Exportkredit AB
3.250%, 09/16/14	625	671,503
5.125%, 03/01/17	1,400	1,630,727
Talisman Energy, Inc.
# 7.750%, 06/01/19	360	465,880
Target Corp.
# 5.875%, 07/15/16	185	223,271
TD Ameritrade Holding Corp.
5.600%, 12/01/19	200	218,680
Telefonica Emisiones SAU
5.877%, 07/15/19	200	229,176
Thermo Fisher Scientific, Inc.
3.200%, 05/01/15	225	237,524
Time Warner Cable, Inc.
# 8.750%, 02/14/19	745	991,412
TransCanada Pipelines, Ltd.
# 7.125%, 01/15/19	915	1,170,342
Travelers Cos., Inc. (The)
# 5.800%, 05/15/18	190	218,892
UBS AG
# 3.875%, 01/15/15	215	225,204
Unilever Capital Corp.
# 4.800%, 02/15/19	825	929,041
United Technologies Corp.
# 4.500%, 04/15/20	825	916,449
Unum Group
5.625%, 09/15/20	500	516,439
Valero Energy Corp.
# 9.375%, 03/15/19	875	1,121,400

	Face Amount	Value†

	(000)

Verizon Communications, Inc.
# 8.750%, 11/01/18	$565	$776,761
Wachovia Corp.
# 5.750%, 02/01/18	1,070	1,214,157
Walgreen Co.
# 5.250%, 01/15/19	320	370,469
Wal-Mart Stores, Inc.
5.800%, 02/15/18	1,000	1,196,787
3.625%, 07/08/20	1,775	1,813,766
Weatherford International, Ltd.
5.500%, 02/15/16	400	444,514
Western Union Co. (The)
6.500%, 02/26/14	190	217,768
Westpac Banking Corp.
# 4.875%, 11/19/19	2,250	2,445,480
WR Berkley Corp.
5.375%, 09/15/20	800	816,841

TOTAL BONDS		132,544,304

TEMPORARY CASH INVESTMENTS — (1.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $2,315,000 FNMA 3.126%(r), 09/01/40,valued at $2,378,976) to be repurchased at $2,339,037.	2,339	2,339,000

57

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (20.3%)
§@ DFA Short Term Investment Fund	34,160,000	$34,160,000
@ Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,502,170)## to be repurchased at $2,453,153.	$2,453	2,453,108

TOTAL SECURITIES LENDING COLLATERAL		36,613,108

Value†
TOTAL INVESTMENTS — (100.0%) (Cost $179,270,766)	$180,187,845

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$8,691,433	—	$8,691,433
Bonds	—	132,544,304	—	132,544,304
Temporary Cash Investments	—	2,339,000	—	2,339,000
Securities Lending Collateral	—	36,613,108	—	36,613,108

TOTAL	—	$180,187,845	—	$180,187,845

See accompanying Notes to Financial Statements.

58

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	DFA One-Year Fixed Income Portfolio	DFA Two-Year Global Fixed Income Portfolio	DFA Selectively Hedged Global Fixed Income Portfolio	DFA Five-Year Government Portfolio
ASSETS:
Investments at Value (including $184,209, $317,855, $0 and $0 of securities on loan, respectively)	$5,705,152	$3,992,601	$513,178	$1,094,457
Temporary Cash Investments at Value & Cost	22,239	35,667	14,382	4,496
Collateral Received from Securities on Loan at Value & Cost	187,748	319,601	—	—
Foreign Currencies at Value	—	—	6	—
Cash	—	16	16	—
Receivables:
Interest	28,544	47,919	9,660	9,690
Securities Lending Income	5	13	—	—
Fund Shares Sold	4,584	3,604	568	2,522
Unrealized Gain on Forward Currency Contracts	—	3,551	162	—
Prepaid Expenses and Other Assets	79	57	23	30

Total Assets	5,948,351	4,403,029	537,995	1,111,195

LIABILITIES:
Payables:
Upon Return of Securities Loaned	187,748	319,601	—	—
Investment Securities Purchased	—	16,782	12,263	—
Fund Shares Redeemed	4,809	2,187	43	626
Due to Advisor	718	504	64	184
Unrealized Loss on Forward Currency Contracts	—	10,141	1,210	—
Accrued Expenses and Other Liabilities	475	391	40	77

Total Liabilities	193,750	349,606	13,620	887

NET ASSETS	$5,754,601	$4,053,423	$524,375	$1,110,308

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $5,754,601; $4,053,423; $524,375 and $1,110,308 and shares outstanding of 554,443,869; 395,717,372; 50,411,277 and 99,607,482, respectively	$10.38	$10.24	$10.40	$11.15

NUMBER OF SHARES AUTHORIZED	2,000,000,000	2,000,000,000	300,000,000	500,000,000

Investments at Cost	$5,678,154	$3,947,738	$498,142	$1,050,879

Foreign Currencies at Cost	$—	$—	$6	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$5,706,910	$3,980,347	$502,065	$1,047,674
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	2,846	6,391	6,192	3,760
Accumulated Net Realized Gain (Loss)	17,847	27,405	1,778	15,296
Net Unrealized Foreign Exchange Gain (Loss)	—	(5,583)	(696)	—
Net Unrealized Appreciation (Depreciation)	26,998	44,863	15,036	43,578

NET ASSETS	$5,754,601	$4,053,423	$524,375	$1,110,308

See accompanying Notes to Financial Statements.

59

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	DFA Five-Year Global Fixed Income Portfolio	DFA Intermediate Government Fixed Income Portfolio	DFA Inflation- Protected Securities Portfolio	DFA Short-Term Municipal Bond Portfolio
ASSETS:
Investments at Value (including $627,350, $0, $0 and $0 of securities on loan, respectively)	$4,324,371	$1,837,155	$1,359,550	$1,380,940
Temporary Cash Investments at Value & Cost	46,614	7,542	14,980	22,119
Collateral Received from Securities on Loan at Value & Cost.	631,355	—	—	—
Foreign Currencies at Value	1,301	—	—	—
Cash	54,906	1	1	—
Receivables:
Interest	53,339	25,252	6,559	18,053
Securities Lending Income	35	—	—	—
Fund Shares Sold	4,269	1,098	26,124	1,454
Unrealized Gain on Forward Currency Contracts	1,525	—	—	—
Unrealized Gain on Foreign Currency Contracts	65	—	—	—
Prepaid Expenses and Other Assets	73	27	39	69

Total Assets	5,117,853	1,871,075	1,407,253	1,422,635

LIABILITIES:
Payables:
Upon Return of Securities Loaned	631,355	—	—	—
Investment Securities Purchased	74,383	—	9,374	6,640
Fund Shares Redeemed	1,842	967	897	743
Due to Advisor	901	155	113	235
Unrealized Loss on Forward Currency Contracts	13,546	—	—	—
Accrued Expenses and Other Liabilities	310	125	90	91

Total Liabilities	722,337	1,247	10,474	7,709

NET ASSETS	$4,395,516	$1,869,828	$1,396,779	$1,414,926

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $4,395,516; $1,869,828; $1,396,779 and $1,414,926 and shares outstanding of 375,759,712; 145,680,227; 117,895,689 and 136,776,763, respectively	$11.70	$12.84	$11.85	$10.34

NUMBER OF SHARES AUTHORIZED	1,500,000,000	700,000,000	500,000,000	500,000,000

Investments at Cost	$4,137,119	$1,657,287	$1,240,534	$1,350,985

Foreign Currencies at Cost	$1,280	$—	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$4,017,340	$1,672,506	$1,265,581	$1,382,965
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	113,625	11,477	4,940	2,023
Accumulated Net Realized Gain (Loss)	88,434	5,977	7,242	(17)
Net Unrealized Foreign Exchange Gain (Loss)	(11,156)	—	—	—
Net Unrealized Appreciation (Depreciation)	187,273	179,868	119,016	29,955

NET ASSETS	$4,395,516	$1,869,828	$1,396,779	$1,414,926

See accompanying Notes to Financial Statements.

60

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	DFA California Short-Term Municipal Bond Portfolio	DFA Short-Term Extended Quality Portfolio	DFA Intermediate-Term Extended Quality Portfolio
ASSETS:
Investments at Value (including $0, $98,872 and $35,847 of securities on loan, respectively)	$288,507	$740,280	$141,236
Temporary Cash Investments at Value & Cost	4,790	8,961	2,339
Collateral Received from Securities on Loan at Value & Cost	—	101,129	36,613
Cash	—	16	16
Receivables:
Interest	3,864	8,815	1,897
Securities Lending Income	—	3	5
Fund Shares Sold	550	1,615	327
Prepaid Expenses and Other Assets	7	10	9
Deferred Offering Costs	—	—	33

Total Assets	297,718	860,829	182,475

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	101,129	36,613
Investment Securities Purchased	—	4,927	1,746
Fund Shares Redeemed	16	351	—
Due to Advisor	49	104	12
Accrued Expenses and Other Liabilities	22	49	11

Total Liabilities	87	106,560	38,382

NET ASSETS	$297,631	$754,269	$144,093

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $297,631; $754,269 and $144,093 and shares outstanding of 28,642,047; 69,035,847 and 14,017,018, respectively	$10.39	$10.93	$10.28

NUMBER OF SHARES AUTHORIZED	300,000,000	500,000,000	300,000,000

Investments at Cost	$281,931	$709,960	$140,319

NET ASSETS CONSIST OF:
Paid-In Capital	$290,642	$720,779	$142,905
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	414	1,685	308
Accumulated Net Realized Gain (Loss)	(1)	1,485	(37)
Net Unrealized Appreciation (Depreciation)	6,576	30,320	917

NET ASSETS	$297,631	$754,269	$144,093

See accompanying Notes to Financial Statements.

61

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	DFA One-Year Fixed Income Portfolio	DFA Two-Year Global Fixed Income Portfolio	DFA Selectively Hedged Global Fixed Income Portfolio	DFA Five-Year Government Portfolio
Investment Income
Interest	$42,653	$53,765	$8,404	$26,426
Income from Securities Lending	278	507	—	—

Total Investment Income	42,931	54,272	8,404	26,426

Expenses
Investment Advisory Services Fees	2,536	2,075	617	2,103
Administrative Services Fees	5,071	4,149	—	—
Accounting & Transfer Agent Fees	579	484	70	137
Custodian Fees	53	311	43	11
Filing Fees	237	131	47	51
Shareholders’ Reports	151	156	10	31
Directors’/Trustees’ Fees & Expenses	37	31	4	8
Professional Fees	159	129	14	33
Other	53	54	6	17

Total Expenses	8,876	7,520	811	2,391

Net Investment Income (Loss)	34,055	46,752	7,593	24,035

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	18,499	30,834	1,913	15,389
Foreign Currency Transactions	—	2,932	(1,246)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	8,099	6,866	11,073	15,281
Translation of Foreign Currency Denominated Amounts	—	(12,401)	(1,030)	—

Net Realized and Unrealized Gain (Loss)	26,598	28,231	10,710	30,670

Net Increase (Decrease) in Net Assets Resulting from Operations	$60,653	$74,983	$18,303	$54,705

See accompanying Notes to Financial Statements.

62

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	DFA Five-Year Global Fixed Income Portfolio	DFA Intermediate Government Fixed Income Portfolio	DFA Inflation- Protected Securities Portfolio	DFA Short-Term Municipal Bond Portfolio
Investment Income
Interest	$106,104	$ 68,295	$ 28,856	$25,638
Income from Securities Lending	630	—	—	—

Total Investment Income	106,734	68,295	28,856	25,638

Expenses
Investment Advisory Services Fees	9,385	1,690	1,069	2,630
Accounting & Transfer Agent Fees	439	207	137	165
Custodian Fees	240	18	12	14
Filing Fees	151	63	87	67
Shareholders’ Reports	117	58	39	28
Directors’/Trustees’ Fees & Expenses	31	14	10	12
Professional Fees	117	52	30	44
Other	48	23	13	19

Total Expenses	10,528	2,125	1,397	2,979

Net Investment Income (Loss)	96,206	66,170	27,459	22,659

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	98,201	6,089	8,016	—
Foreign Currency Transactions	87,180	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	4,701	76,828	88,766	12,084
Translation of Foreign Currency Denominated Amounts	(5,704)	—	—	—

Net Realized and Unrealized Gain (Loss)	184,378	82,917	96,782	12,084

Net Increase (Decrease) in Net Assets Resulting from Operations	$280,584	$149,087	$124,241	$34,743

See accompanying Notes to Financial Statements.

63

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	DFA California Short-Term Municipal Bond Portfolio	DFA Short-Term Extended Quality Portfolio	DFA Intermediate-Term Extended Quality Portfolio(a)
Investment Income
Interest	$5,501	$18,136	$ 685
Income from Securities Lending	—	17	4

Total Investment Income	5,501	18,153	689

Expenses
Investment Advisory Services Fees	532	1,114	46
Accounting & Transfer Agent Fees	49	86	9
Custodian Fees	4	25	1
Filing Fees	24	38	6
Shareholders’ Reports	5	16	—
Directors’/Trustees’ Fees & Expenses	2	5	—
Professional Fees	8	16	2
Organizational & Offering Costs	—	13	17
Other	6	7	1

Total Expenses	630	1,320	82
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(93)	(31)

Net Expenses	630	1,227	51

Net Investment Income (Loss)	4,871	16,926	638

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(1)	1,510	(37)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	3,017	19,231	917

Net Realized and Unrealized Gain (Loss)	3,016	20,741	880

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,887	$37,667	$1,518

(a)	The Portfolio commenced operations on July 20, 2010.

See accompanying Notes to Financial Statements.

64

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA One-Year Fixed Income Portfolio		DFA Two-Year Global Fixed Income Portfolio		DFA Selectively Hedged Global Fixed Income Portfolio		DFA Five-Year Government Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$34,055	$45,017	$46,752	$60,183	$7,593	$5,966	$24,035	$24,640
Net Realized Gain (Loss) on:
Investment Securities Sold	18,499	6,804	30,834	25,365	1,913	384	15,389	27,247
Foreign Currency Transactions	—	—	2,932	25,954	(1,246)	(15,821)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	8,099	30,261	6,866	(6,521)	11,073	32,803	15,281	22,977
Translation of Foreign Currency Denominated Amounts	—	—	(12,401)	6,818	(1,030)	806	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	60,653	82,082	74,983	111,799	18,303	24,138	54,705	74,864

Distributions From:
Net Investment Income:
Institutional Class Shares	(34,538)	(72,237)	(81,926)	(137,717)	—	—	(24,304)	(25,750)
Net Short-Term Gains
Institutional Class Shares	—	—	—	—	—	—	(7,724)	—
Net Long-Term Gains:
Institutional Class Shares	—	—	(4,049)	—	(258)	—	—	—

Total Distributions	(34,538)	(72,237)	(85,975)	(137,717)	(258)	—	(32,028)	(25,750)

Capital Share Transactions (1):
Shares Issued	3,534,583	2,452,200 *	1,636,135	1,712,693 **	245,325	137,279	312,453	312,955
Shares Issued in Lieu of Cash Distributions	32,812	70,060	83,234	135,759	257	—	29,944	24,243
Shares Redeemed	(2,108,524)	(1,456,910)	(1,500,983)	(1,101,490)	(42,692)	(56,142)	(263,003)	(493,112)

Net Increase (Decrease) from Capital Share Transactions	1,458,871	1,065,350	218,386	746,962	202,890	81,137	79,394	(155,914)

Total Increase (Decrease) in Net Assets	1,484,986	1,075,195	207,394	721,044	220,935	105,275	102,071	(106,800)
Net Assets
Beginning of Period	4,269,615	3,194,420	3,846,029	3,124,985	303,440	198,165	1,008,237	1,115,037

End of Period	$5,754,601	$4,269,615	$4,053,423	$3,846,029	$524,375	$303,440	$1,110,308	$1,008,237

(1) Shares Issued and Redeemed:
Shares Issued	341,768	234,250	159,903	166,814	24,295	14,290	28,645	28,916
Shares Issued in Lieu of Cash Distributions	3,173	6,837	8,173	13,402	26	—	2,753	2,254
Shares Redeemed	(203,841)	(141,838)	(146,786)	(107,449)	(4,239)	(6,214)	(24,107)	(45,608)

Net Increase (Decrease) from Shares Issued and Redeemed	141,100	99,249	21,290	72,767	20,082	8,076	7,291	(14,438)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$2,846	$3,329	$6,391	$35,357	$6,192	$(262)	$3,760	$4,029

*	Includes $42,141 in capital contributions related to the liquidation of The DFA One-Year Fixed Income Series. See Organization note within the Notes to Financial Statements.
**	Includes $3,286 in capital contributions related to the liquidation of The DFA Two-Year Global Fixed Income Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

65

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Five-Year Global Fixed Income Portfolio		DFA Intermediate Government Fixed Income Portfolio		DFA Inflation-Protected Securities Portfolio		DFA Short-Term Municipal Bond Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$96,206	$75,449	$66,170	$55,735	$27,459	$6,445	$22,659	$20,579
Net Realized Gain (Loss) on:
Investment Securities Sold	98,201	19,184	6,089	6,168	8,016	(774)	—	—
Foreign Currency Transactions	87,180	49,631	—	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	4,701	87,483	76,828	71,964	88,766	77,881	12,084	22,482
Translation of Foreign Currency Denominated Amounts	(5,704)	(3,992)	—	—	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	280,584	227,755	149,087	133,867	124,241	83,552	34,743	43,061

Distributions From:
Net Investment Income:
Institutional Class Shares	(125,228)	(61,945)	(64,369)	(56,385)	(28,880)	(3,971)	(22,443)	(20,942)
Net Short-Term Gains:
Institutional Class Shares	—	—	(742)	—	—	(80)	—	—
Net Long-Term Gains:
Institutional Class Shares	—	—	(5,565)	(6,325)	—	(401)	—	—

Total Distributions	(125,228)	(61,945)	(70,676)	(62,710)	(28,880)	(4,452)	(22,443)	(20,942)

Capital Share Transactions (1):
Shares Issued	1,709,117	1,025,996	551,300	524,999	691,827	478,535	588,645	617,393
Shares Issued in Lieu of Cash Distributions	116,129	57,682	66,333	58,792	27,654	4,435	21,725	20,381
Shares Redeemed	(805,873)	(1,347,958)	(310,371)	(419,307)	(192,173)	(159,707)	(376,003)	(483,552)

Net Increase (Decrease) from Capital Share Transactions	1,019,373	(264,280)	307,262	164,484	527,308	323,263	234,367	154,222

Total Increase (Decrease) in Net Assets	1,174,729	(98,470)	385,673	235,641	622,669	402,363	246,667	176,341
Net Assets
Beginning of Period	3,220,787	3,319,257	1,484,155	1,248,514	774,110	371,747	1,168,259	991,918

End of Period	$4,395,516	$3,220,787	$1,869,828	$1,484,155	$1,396,779	$774,110	$1,414,926	$1,168,259

(1) Shares Issued and Redeemed:
Shares Issued	150,665	92,928	44,642	42,884	61,852	46,497	57,039	60,500
Shares Issued in Lieu of Cash Distributions	10,302	5,258	5,368	4,837	2,483	459	2,106	2,002
Shares Redeemed	(71,055)	(122,986)	(24,941)	(34,207)	(17,113)	(15,790)	(36,418)	(47,480)

Net Increase (Decrease) from Shares Issued and Redeemed	89,912	(24,800)	25,069	13,514	47,222	31,166	22,727	15,022

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$113,625	$51,072	$11,477	$9,734	$4,940	$6,361	$2,023	$1,807

See accompanying Notes to Financial Statements.

66

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA California Short-Term Municipal Bond Portfolio		DFA Short-Term Extended Quality Portfolio		DFA Intermediate-Term Extended Quality Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Period March 4, 2009(a) to Oct. 31, 2009	Period July 20, 2010(a) to Oct. 31, 2010
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$4,871	$4,172	$16,926	$5,346	$ 638
Net Realized Gain (Loss) on:
Investment Securities Sold	(1)	23	1,510	287	(37)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	3,017	4,608	19,231	11,089	917

Net Increase (Decrease) in Net Assets Resulting from Operations	7,887	8,803	37,667	16,722	1,518

Distributions From:
Net Investment Income:
Institutional Class Shares	(4,811)	(4,257)	(16,305)	(4,322)	(347)
Net Short-Term Gains:
Institutional Class Shares	—	—	(312)	—	—

Total Distributions	(4,811)	(4,257)	(16,617)	(4,322)	(347)

Capital Share Transactions (1):
Shares Issued	152,410	124,576	470,173	377,923	143,921
Shares Issued in Lieu of Cash Distributions	4,733	4,153	16,320	4,280	345
Shares Redeemed	(73,362)	(103,416)	(131,749)	(16,128)	(1,344)

Net Increase (Decrease) from Capital Share Transactions	83,781	25,313	354,744	366,075	142,922

Total Increase (Decrease) in Net Assets	86,857	29,859	375,794	378,475	144,093
Net Assets
Beginning of Period	210,774	180,915	378,475	—	—

End of Period	$297,631	$210,774	$754,269	$378,475	$ 144,093

(1) Shares Issued and Redeemed:
Shares Issued	14,724	12,194	43,952	36,989	14,115
Shares Issued in Lieu of Cash Distributions	457	407	1,528	414	33
Shares Redeemed	(7,084)	(10,148)	(12,289)	(1,558)	(131)

Net Increase (Decrease) from Shares Issued and Redeemed	8,097	2,453	33,191	35,845	14,017

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$414	$354	$1,685	$1,051	$ 308

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

67

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA One-Year Fixed Income Portfolio	DFA Two-Year Global Fixed Income Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$10.33	$10.17	$10.21	$10.20	$10.14	$10.20	$10.27	$10.36	$10.39	$10.17	$9.88	$9.92

Income From Investment Operations
Net Investment Income (Loss)	0.07	(A)	0.13	(A)	0.31	(A)	0.51	(A)	0.40	(A)	0.28	0.12	(A)	0.19	(A)	0.39	(A)	0.27	(A)	0.07	(A)	0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	0.05	0.25	(0.04)	0.01	0.06	(0.05)	0.07	0.18	(0.09)	0.24	0.36	(0.14)

Total From Investment Operations	0.12	0.38	0.27	0.52	0.46	0.23	0.19	0.37	0.30	0.51	0.43	0.17
Less Distributions
Net Investment Income	(0.07)	(0.22)	(0.31)	(0.51)	(0.40)	(0.29)	(0.21)	(0.46)	(0.33)	(0.29)	(0.14)	(0.21)
Net Realized Gains	—	—	—	—	—	—	(0.01)	—	—	—	—	—

Total Distributions	(0.07)	(0.22)	(0.31)	(0.51)	(0.40)	(0.29)	(0.22)	(0.46)	(0.33)	(0.29)	(0.14)	(0.21)
Net Asset Value, End of Period	$10.38	$10.33	$10.17	$10.21	$10.20	$10.14	$10.24	$10.27	$10.36	$10.39	$10.17	$9.88

Total Return	1.19%	3.80%	2.68	%(C)	5.20%	4.58%	2.24%	1.83%	3.71%	2.93	%(C)	5.06%	4.41%	1.77%
Net Assets, End of Period (thousands)	$5,754,601	$4,269,615	$3,194,420	$3,229,577	$2,418,551	$1,953,884	$4,053,423	$3,846,029	$3,124,985	$3,097,898	$2,423,622	$1,992,869
Ratio of Expenses to Average Net Assets	0.17%	0.20	%**	0.18	%(B)(D)	0.18	%(D)	0.18	%(D)	0.19	%(D)	0.18%	0.20	%**	0.18	%(B)(D)	0.18	%(D)	0.19	%(D)	0.21	%(D)
Ratio of Net Investment Income to Average Net Assets	0.67%	1.26%	3.30	%(B)	4.96%	3.89%	2.78%	1.13%	1.89%	4.12	%(B)	2.59%	0.72%	3.25%
Portfolio Turnover Rate	66%	2	%*	N/A	N/A	N/A	N/A	109%	1	%*	N/A	N/A	N/A	N/A
*	For the period October 24, 2009 through October 31, 2009. Effective October 24, 2009, the Portfolios directly invest in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolios and for the period November 1, 2008 through October 22, 2009, its respective pro-rata shares of its Master Fund Series.

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

68

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Selectively Hedged Global Fixed Income Portfolio	DFA Five-Year Government Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Jan. 9, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$10.00	$8.91	$10.00	$10.92	$10.44	$10.44	$10.43	$10.41	$10.64

Income From Investment Operations
Net Investment Income (Loss)	0.19	(A)	0.26	(A)	0.33	(A)	0.25	(A)	0.26	(A)	0.26	(A)	0.50	(A)	0.46	(A)	0.35
Net Gains (Losses) on Securities (Realized and Unrealized)	0.22	0.83	(1.39)	0.32	0.49	0.07	0.01	(0.02)	(0.24)

Total From Investment Operations	0.41	1.09	(1.06)	0.57	0.75	0.33	0.51	0.44	0.11
Less Distributions
Net Investment Income	—	—	—	(0.26)	(0.27)	(0.33)	(0.50)	(0.42)	(0.34)
Net Realized Gains	(0.01)	—	—	(0.08)	—	—	—	—	—
Return of Capital	—	—	(0.03)	—	—	—	—	—	—

Total Distributions	(0.01)	—	(0.03)	(0.34)	(0.27)	(0.33)	(0.50)	(0.42)	(0.34)
Net Asset Value, End of Period	$10.40	$10.00	$8.91	$11.15	$10.92	$10.44	$10.44	$10.43	$10.41

Total Return	4.08%	12.23%	(10.67	)%(C)	5.32%	7.27%	3.25	%(C)	4.98%	4.36%	1.02%
Net Assets, End of Period (thousands)	$524,375	$303,440	$198,165	$1,110,308	$1,008,237	$1,115,037	$1,216,609	$932,121	$748,847
Ratio of Expenses to Average Net Assets	0.20%	0.24%	0.24	%(B)(E)	0.23%	0.25%	0.23	%(B)	0.23%	0.23%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.84%	2.81%	4.32	%(B)(E)	2.29%	2.44%	2.77	%(B)	4.81%	4.45%	3.47%
Portfolio Turnover Rate	78%	28%	21	%(C)	64%	72%	79	%(C)	0%	86%	36%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

69

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Five-Year Global Fixed Income Portfolio	DFA Intermediate Government Fixed Income Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$11.27	$10.68	$10.84	$10.53	$10.48	$10.50	$12.31	$11.66	$11.86	$11.48	$11.45	$11.79

Income From Investment Operations
Net Investment Income (Loss)	0.29	(A)	0.27	(A)	0.25	(A)	0.32	(A)	0.28	(A)	0.34	(A)	0.49	(A)	0.51	(A)	0.49	(A)	0.54	(A)	0.53	(A)	0.52
Net Gains (Losses) on Securities (Realized and Unrealized)	0.54	0.55	(0.10)	0.20	0.12	(0.11)	0.57	0.72	(0.17)	0.35	0.05	(0.29)

Total From Investment Operations	0.83	0.82	0.15	0.52	0.40	0.23	1.06	1.23	0.32	0.89	0.58	0.23
Less Distributions
Net Investment Income	(0.40)	(0.23)	(0.30)	(0.21)	(0.33)	(0.25)	(0.48)	(0.52)	(0.52)	(0.51)	(0.49)	(0.53)
Net Realized Gains	—	—	—	—	—	—	(0.05)	(0.06)	—	—	(0.06)	(0.04)
Return of Capital	—	—	(0.01)	—	(0.02)	—	—	—	—	—	—	—

Total Distributions	(0.40)	(0.23)	(0.31)	(0.21)	(0.35)	(0.25)	(0.53)	(0.58)	(0.52)	(0.51)	(0.55)	(0.57)
Net Asset Value, End of Period	$11.70	$11.27	$10.68	$10.84	$10.53	$10.48	$12.84	$12.31	$11.66	$11.86	$11.48	$11.45

Total Return	7.51%	7.74%	1.40	%(C)	5.00%	3.89%	2.15%	8.85%	10.71%	2.73	%(C)	8.06%	5.31%	1.87%
Net Assets, End of Period (thousands)	$4,395,516	$3,220,787	$3,319,257	$3,484,919	$2,387,784	$1,699,793	$1,869,828	$1,484,155	$1,248,514	$1,314,853	$871,392	$463,538
Ratio of Expenses to Average Net Assets	0.28%	0.30%	0.28	%(B)	0.28%	0.29%	0.33%	0.13%	0.15%	0.13	%(B)	0.13%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.56%	2.48%	2.53	%(B)	3.01%	2.72%	3.22%	3.91%	4.18%	4.44	%(B)	4.72%	4.72%	4.61%
Portfolio Turnover Rate	73%	70%	55	%(C)	108%	92%	69%	7%	8%	14	%(C)	0%	3%	16%
See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

70

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Inflation-Protected Securities Portfolio	DFA Short-Term Municipal Bond Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Sept. 18, 2006(a) to Nov. 30, 2006	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$10.95	$9.41	$10.80	$10.19	$10.00	$10.24	$10.02	$10.05	$10.02	$9.99	$10.09

Income From Investment Operations
Net Investment Income (Loss)	0.29	(A)	0.12	(A)	0.70	(A)	0.45	(A)	0.02	(A)	0.18	(A)	0.20	(A)	0.19	(A)	0.31	(A)	0.28	(A)	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	0.92	1.53	(1.48)	0.50	0.17	0.10	0.23	(0.03)	0.02	0.02	(0.11)

Total From Investment Operations	1.21	1.65	(0.78)	0.95	0.19	0.28	0.43	0.16	0.33	0.30	0.11
Less Distributions
Net Investment Income	(0.31)	(0.10)	(0.61)	(0.34)	—	(0.18)	(0.21)	(0.19)	(0.30)	(0.27)	(0.21)
Net Realized Gains	—	(0.01)	—	—	—	—	—	—	—	—	—

Total Distributions	(0.31)	(0.11)	(0.61)	(0.34)	—	(0.18)	(0.21)	(0.19)	(0.30)	(0.27)	(0.21)
Net Asset Value, End of Period	$11.85	$10.95	$9.41	$10.80	$10.19	$10.34	$10.24	$10.02	$10.05	$10.02	$9.99

Total Return	11.29%	17.70%	(7.90	)%(C)	9.59%	1.90	%(C)	2.73%	4.32%	1.63	%(C)	3.38%	3.01%	1.11%
Net Assets, End of Period (thousands)	$1,396,779	$774,110	$371,747	$240,403	$34,299	$1,414,926	$1,168,259	$991,918	$948,426	$697,942	$511,543
Ratio of Expenses to Average Net Assets	0.13%	0.16%	0.15	%(B)	0.20%	0.20	%(B)(E)	0.23%	0.25%	0.23	%(B)	0.23%	0.26%	0.30%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.13%	0.16%	0.14	%(B)	0.21%	0.60	%(B)(E)	0.23%	0.25%	0.23	%(B)	0.23%	0.24%	0.29%
Ratio of Net Investment Income to Average Net Assets	2.57%	1.20%	7.01	%(B)	4.58%	0.94	%(B)(E)	1.72%	1.99%	2.04	%(B)	3.07%	2.77%	2.22%
Portfolio Turnover Rate	12%	6%	3	%(C)	0%	0	%(C)	1%	0%	1	%(C)	0%	0%	2%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

71

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA California Short-Term Municipal Bond Portfolio					DFA Short- Term Extended Quality Portfolio		DFA Intermediate-Term Extended Quality Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Period April 2, 2007(a) to Nov. 30, 2007	Year Ended Oct. 31, 2010	Period March 4, 2009(a) to Oct. 31, 2009	Period July 20, 2010(a) to Oct. 31, 2010
Net Asset Value, Beginning of Period	$10.26	$10.00	$10.07		$ 10.00	$10.56	$ 10.00	$ 10.00

Income From Investment Operations
Net Investment Income (Loss)(A)	0.19	0.22	0.21		0.20	0.33	0.24	0.08
Net Gains (Losses) on Securities (Realized and Unrealized)	0.13	0.27	(0.06)		0.02	0.37	0.50	0.24

Total From Investment Operations	0.32	0.49	0.15		0.22	0.70	0.74	0.32
Less Distributions
Net Investment Income	(0.19)	(0.23)	(0.22)		(0.15)	(0.32)	(0.18)	(0.04)
Net Realized Gains	—	—	—		—	(0.01)	—	—

Total Distributions	(0.19)	(0.23)	(0.22)		(0.15)	(0.33)	(0.18)	(0.04)
Net Asset Value, End of Period	$10.39	$10.26	$10.00		$ 10.07	$10.93	$ 10.56	$ 10.28

Total Return	3.14%	4.91%	1.45	%(C)	2.23%(C)	6.73%	7.49%(C)	3.15%(C)
Net Assets, End of Period (thousands)	$297,631	$210,774	$180,915		$128,983	$754,269	$378,475	$144,093
Ratio of Expenses to Average Net Assets	0.24%	0.26%	0.27	%(B)	0.30%(B)(E)	0.22%	0.22%(B)(E)	0.22%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.24%	0.26%	0.26	%(B)	0.33%(B)(E)	0.24%	0.28%(B)(E)	0.35%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.83%	2.17%	2.27	%(B)	3.22%(B)(E)	3.04%	3.54%(B)(E)	2.77%(B)(E)
Portfolio Turnover Rate	4%	4%	17	%(C)	7%(C)	14%	2%(C)	1%(C)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifty-eight operational portfolios, of which eleven (the “Portfolios”) are included in this report and the remaining forty-seven are presented in separate reports.

Prior to October 23, 2009, DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio invested substantially all of their assets in respective shares of The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series. At the close of business on October 23, 2009, the Portfolios received their pro-rata share of cash and securities from the respective Series in a complete liquidation of their interest in the Series. Effective October 24, 2009, the Portfolios invest directly in securities rather than through the Series and maintain the same investment objectives.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•    Level   1  –  quoted prices in active markets for identical securities

•    Level   2  –  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•    Level   3  –  significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Debt securities held by the Portfolios are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These valuations are generally categorized as Level 2 in the hierarchy.

Over the counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

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A summary of inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio and DFA Five-Year Global Fixed Income Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio and DFA Five-Year Global Fixed Income Portfolio also enter into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked to market daily based on daily forward exchange rates. DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged. DFA Short-Term Extended Quality Portfolio and DFA Intermediate-Term Extended Quality Portfolio may enter into foreign currency contracts.

DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, and DFA Five-Year Global Fixed Income Portfolio isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, and DFA Five-Year Global Fixed Income Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses or Other Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred

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fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:     Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Prior to June 4, 2009 and October 16, 2009, DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio, respectively, recognized their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis from their respective investments in The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series which were treated as partnerships in accordance with both U.S. federal income tax regulations and accounting principles generally accepted in the United States of America. Effective June 4, 2009 and October 16, 2009, The DFA One-Year Fixed Income Series’ and The DFA Two-Year Global Fixed Income Series’, respectively, partnership status ceased and each became a corporate master fund in a RIC/RIC master-feeder structure. The Portfolios became the feeders of these Funds. On October 23, 2009, both DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio liquidated their investment in The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series, respectively. Effective October 24, 2009, DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio invest directly in securities rather than through the Series and maintain the same investment objective. See Federal Income Taxes note for more information regarding these transactions.

C. Investment Advisor and Administrator:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Portfolios. For the year ended October 31, 2010, the Portfolios’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA One-Year Fixed Income Portfolio	0.05%
DFA Two-Year Global Fixed Income Portfolio	0.05%
DFA Selectively Hedged Global Fixed Income Portfolio	0.15%
DFA Five-Year Government Portfolio	0.20%
DFA Five-Year Global Fixed Income Portfolio	0.25%
DFA Intermediate Government Fixed Income Portfolio	0.10%
DFA Inflation-Protected Securities Portfolio	0.10%
DFA Short-Term Municipal Bond Portfolio	0.20%
DFA California Short-Term Municipal Bond Portfolio	0.20%
DFA Short-Term Extended Quality Portfolio	0.20%
DFA Intermediate-Term Extended Quality Portfolio	0.20%

For the year ended October 31, 2010, administrative services fees for DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA One-Year Fixed Income Portfolio	0.10%
DFA Two-Year Global Fixed Income Portfolio	0.10%

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios,

75

as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through March 1, 2011, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2010, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery

DFA Selectively Hedged Global Fixed Income Portfolio (1)	0.25%	—	—
DFA Inflation-Protected Securities Portfolio (1)	0.20%	—	—
DFA Short-Term Municipal Bond Portfolio (2)	0.30%	—	—
DFA California Short-Term Municipal Bond Portfolio (1)	0.30%	—	—
DFA Short-Term Extended Quality Portfolio (1)	0.22%	—	$180
DFA Intermediate-Term Extended Quality Portfolio (1)	0.22%	—	31

(1) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of a Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(2) The Advisor has contractually agreed to waive all or a portion of its advisory fee to the extent necessary to reduce the Portfolio’s ordinary operating expenses (not including expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) up to the amount of its total advisory fee when its Portfolio Expenses exceed the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $211 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

DFA One-Year Fixed Income Portfolio	$216
DFA Two-Year Global Fixed Income Portfolio	199
DFA Selectively Hedged Global Fixed Income Portfolio	8

76

DFA Five-Year Government Portfolio	$33
DFA Five-Year Global Fixed Income Portfolio	101
DFA Intermediate Government Fixed Income Portfolio	44
DFA Inflation-Protected Securities Portfolio	19
DFA Short-Term Municipal Bond Portfolio	34
DFA California Short-Term Municipal Bond Portfolio	6
DFA Short-Term Extended Quality Portfolio	9
DFA Intermediate-Term Extended Quality Portfolio	—

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA One-Year Fixed Income Portfolio	$2,270,082	$1,375,926	$2,136,365	$1,199,494
DFA Two-Year Global Fixed Income Portfolio	1,301,471	1,709,433	3,536,242	2,686,833
DFA Selectively Hedged Global Fixed Income Portfolio	45,814	87,063	521,979	225,774
DFA Five-Year Government Portfolio	751,233	664,650	—	—
DFA Five-Year Global Fixed Income Portfolio	511,798	1,065,775	3,175,210	1,635,682
DFA Intermediate Government Fixed Income Portfolio	422,937	114,141	—	—
DFA Inflation-Protected Securities Portfolio	614,069	121,817	—	—
DFA Short-Term Municipal Bond Portfolio	—	—	381,810	18,932
DFA California Short-Term Municipal Bond Portfolio	—	—	109,642	9,508
DFA Short-Term Extended Quality Portfolio	7,048	32,556	428,496	45,304
DFA Intermediate-Term Extended Quality Portfolio	4,699	—	136,910	1,179

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010 primarily attributable to reclasses from capital gain to ordinary income, non-deductible offering costs and foreign bond bifurcation, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA One-Year Fixed Income Portfolio	—	—	—
DFA Two-Year Global Fixed Income Portfolio	—	$6,208	$(6,208)

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	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA Selectively Hedged Global Fixed Income Portfolio	—	$(1,139)	$ 1,139
DFA Five-Year Global Fixed Income Portfolio	—	91,575	(91,575)
DFA Intermediate Government Fixed Income Portfolio	—	(58)	58
DFA Short-Term Extended Quality Portfolio	$(13)	13	—
DFA Intermediate-Term Extended Quality Portfolio	(17)	17	—

The tax character of dividends and distributions declared and paid during the year ended October 31, 2009 and the year ended October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA One-Year Fixed Income Portfolio
2009	$ 72,237	—	$ 72,237
2010	34,538	—	34,538

DFA Two-Year Global Fixed Income Portfolio
2009	137,717	—	137,717
2010	81,926	$4,049	85,975

DFA Selectively Hedged Global Fixed Income Portfolio
2009	—	—	—
2010	—	258	258

DFA Five-Year Government Portfolio
2009	25,750	—	25,750
2010	32,028	—	32,028

DFA Five-Year Global Fixed Income Portfolio
2009	61,945	—	61,945
2010	125,228	—	125,228

DFA Intermediate Government Fixed Income Portfolio
2009	56,385	6,325	62,710
2010	65,111	5,565	70,676

DFA Inflation-Protected Securities Portfolio
2009	4,088	364	4,452
2010	28,880	—	28,880

DFA Short-Term Municipal Bond Portfolio
2009	20,942	—	20,942
2010	22,443	—	22,443

DFA California Short-Term Municipal Bond Portfolio
2009	4,256	—	4,256
2010	4,811	—	4,811

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	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA Short-Term Extended Quality Portfolio
2009	$ 4,322	—	$ 4,322
2010	16,617	—	16,617
DFA Intermediate-Term Extended Quality Portfolio
2010	347	—	347

DFA Intermediate-Term Extended Quality Portfolio commenced operations on July 20, 2010.

At October 31, 2010, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
DFA One-Year Fixed Income Portfolio	$ 16,963	$ 3,941	—	$ 20,904
DFA Two-Year Global Fixed Income Portfolio	22,321	5,084	—	27,405
DFA Selectively Hedged Global Fixed Income Portfolio	6,889	41	—	6,930
DFA Five-Year Government Portfolio	6,923	12,165	—	19,088
DFA Five-Year Global Fixed Income Portfolio	118,085	72,053	—	190,138
DFA Intermediate Government Fixed Income Portfolio	11,521	5,978	—	17,499
DFA Inflation-Protected Securities Portfolio	4,959	7,242	—	12,201
DFA Short-Term Municipal Bond Portfolio	2,057	—	$(17)	2,040
DFA California Short-Term Municipal Bond Portfolio	421	—	(1)	420
DFA Short-Term Extended Quality Portfolio	2,661	518	—	3,179
DFA Intermediate-Term Extended Quality Portfolio	308	—	(38)	270

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	2012	2018	Total
DFA Short-Term Municipal Bond Portfolio	$17	—	$17
DFA California Short-Term Municipal Bond Portfolio	—	$1	1
DFA Intermediate-Term Extended Quality Portfolio	—	38	38

During the year ended October 31, 2010, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

DFA One-Year Fixed Income Portfolio	$651
DFA Five-Year Global Fixed Income Portfolio	5,372
DFA Inflation-Protected Securities Portfolio	774

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At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA One-Year Fixed Income Portfolio	$5,888,137	$ 27,546	$ (544)	$ 27,002
DFA Two-Year Global Fixed Income Portfolio	4,303,006	45,840	(977)	44,863
DFA Selectively Hedged Global Fixed Income Portfolio	512,524	15,381	(345)	15,036
DFA Five-Year Government Portfolio	1,055,374	43,589	(10)	43,579
DFA Five-Year Global Fixed Income Portfolio	4,815,087	174,881	12,372	187,253
DFA Intermediate Government Fixed Income Portfolio	1,664,829	179,941	(73)	179,868
DFA Inflation-Protected Securities Portfolio	1,255,514	118,291	725	119,016
DFA Short-Term Municipal Bond Portfolio	1,373,104	30,340	(385)	29,955
DFA California Short-Term Municipal Bond Portfolio	286,720	6,721	(144)	6,577
DFA Short-Term Extended Quality Portfolio	820,051	30,356	(37)	30,319
DFA Intermediate-Term Extended Quality Portfolio	179,271	1,372	(455)	917

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio’s tax positions and has concluded that no provision for income tax is required in any Portfolios’ financial statements. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolios’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series, each a master fund in a RIC/RIC master-feeder structure with RIC feeders, underlying fund of fund investors (Two-Year Global Fixed Income Series) and other direct client investor(s), have each made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a partnership. As a result of this election, for tax purposes, the Master Funds are deemed to have distributed all of their assets and liabilities to their shareholders in liquidation of the Master Fund. Since each Master Fund has a shareholder owning 80% or more of the fund’s shares and also has shareholders owning less than 80%, each fund’s respective transaction creates a non-taxable transaction, pursuant to Internal Revenue Code §332 for those owning more than 80%, and a taxable transaction, pursuant to Internal Revenue Code §331, for those shareholders owning less than 80%. Immediately after the deemed liquidation, the shareholders contributed all of the distributed assets and liabilities to newly formed partnerships. The final tax year end of the Master Funds was October 31, 2008.

For federal income tax purposes, pursuant to IRC §332(a), DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio, having a more than 80% investment in its respective master fund, will not recognize any gain or loss on the deemed liquidation. However, pursuant to IRC §332(c), a portion of the deemed distribution, which otherwise would have been tax-free as discussed above, since it is utilized by the Master Fund to satisfy its dividends paid deduction for the tax year, must be recognized and treated as a dividend by the 80% or greater shareholder. Pursuant to IRC §334(b)(1) and §1223, the 80% or greater shareholder’s basis and holding period in the securities received in liquidation is the same as it was in the possession of the Master Fund. However, any security distributed in satisfaction of the Master Fund’s final dividend would have a basis equal to its fair market value and would be deemed acquired on the liquidation date.

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For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

G. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Portfolios may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). Due to a clerical error at the repurchase trading agent from October 29, 2010 through November 1, 2010, the collateral held by DFA Five-Year Global Fixed Income Portfolio and DFA Intermediate Government Fixed Income Portfolio was less than the repurchase price. On November 2, 2010 additional collateral was posted and the repurchase agreements were fully collateralized. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for and how derivative instruments affect a Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Portfolios.

3.    Forward Currency Contracts:    DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio and DFA Intermediate-Term Extended Quality Portfolio may enter into forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolios as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At October 31, 2010, the following Portfolios had entered into the following contracts and the net unrealized foreign exchange gain/(loss) is reflected in the accompanying financial statements (amounts in thousands):

DFA Two-Year Global Fixed Income Portfolio*

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2010	Unrealized Foreign Exchange Gain (Loss)
11/04/10	146,127	Canadian Dollar	$145,460	$143,257	$2,203
11/10/10	102,812	Canadian Dollar	100,955	100,778	177

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Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2010	Unrealized Foreign Exchange Gain (Loss)
11/12/10	186,109	Canadian Dollar	$ 183,573	$ 182,419	$ 1,154
11/23/10	143,676	Canadian Dollar	139,187	140,793	(1,606)
11/10/10	90,667	Pound Sterling	144,511	145,268	(757)
11/12/10	94,582	Pound Sterling	149,768	151,539	(1,771)
11/23/10	91,753	Pound Sterling	144,299	146,994	(2,695)
11/24/10	37,412	Pound Sterling	58,584	59,936	(1,352)
11/10/10	109,360	Euro	152,203	152,186	17
11/12/10	115,767	Euro	160,200	161,100	(900)
11/23/10	102,446	Euro	141,484	142,544	(1,060)

			$1,520,224	$1,526,814	$(6,590)

DFA Selectively Hedged Global Fixed Income Portfolio*
Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2010	Unrealized Foreign Exchange Gain (Loss)
11/12/10	26,175	Canadian Dollar	$ 25,818	$ 25,656	$ 162
11/12/10	43,083	Pound Sterling	68,143	69,027	(884)
11/12/10	30,607	Euro	42,293	42,592	(299)
11/12/10	(30,607)	Euro	(42,619)	(42,592)	(27)

			$ 93,635	$ 94,683	$(1,048)

DFA Five-Year Global Fixed Income Portfolio*
Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2010	Unrealized Foreign Exchange Gain (Loss)
11/17/10	5,275	Canadian Dollar	$ 5,121	$ 5,170	$ (49)
11/01/10	80,000	Pound Sterling	126,616	128,186	(1,570)
11/01/10	(80,000)	Pound Sterling	(126,661)	(128,186)	1,525
11/03/10	89,828	Pound Sterling	143,155	143,932	(777)
11/03/10	(89,828)	Pound Sterling	(143,491)	(143,491)	—
11/05/10	70,000	Pound Sterling	111,081	112,159	(1,078)
11/09/10	97,240	Pound Sterling	155,008	155,801	(793)
11/15/10	47,953	Pound Sterling	75,878	76,828	(950)
11/15/10	4,817	Pound Sterling	7,672	7,718	(46)
11/17/10	99,366	Pound Sterling	156,578	159,197	(2,619)
11/22/10	74,072	Pound Sterling	116,511	118,669	(2,158)
11/23/10	68,046	Pound Sterling	106,981	109,014	(2,033)
11/29/10	77,219	Pound Sterling	122,230	123,703	(1,473)
12/01/10	89,584	Pound Sterling	143,070	143,070	—

			$ 999,749	$1,011,770	$(12,021)

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*	During the year ended October 31, 2010, the following Portfolios’ average costs of forward currency contracts were (in thousands):

DFA Two-Year Global Fixed Income Portfolio	$(1,245,344)
DFA Selectively Hedged Global Fixed Income Portfolio	(100,807)
DFA Five-Year Global Fixed Income Portfolio	(756,658)

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

4.    Futures Contracts:    Certain Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Portfolios had no outstanding futures contracts.

The following is a summary of the location of derivatives on the Portfolios’ Statements of Assets and Liabilities as of October 31, 2010:

Location on the Statements of Assets and Liabilities

Derivative Type	Asset Derivatives	Liability Derivatives
Foreign exchange contracts	Unrealized Gain on	Unrealized Loss on Forward
	Forward Currency Contracts	Currency Contracts

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2010 (amounts in thousands):

Asset Derivatives Value
Foreign Exchange Contracts
DFA Two-Year Global Fixed Income Portfolio	$3,551
DFA Selectively Hedged Global Fixed Income Portfolio	162
DFA Five-Year Global Fixed Income Portfolio	1,525

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Liability Derivatives Value
Foreign Exchange Contracts
DFA Two-Year Global Fixed Income Portfolio	$10,141
DFA Selectively Hedged Global Fixed Income Portfolio	1,210
DFA Five-Year Global Fixed Income Portfolio	13,546

The following is a summary of the location on the Portfolios’ Statements of Operations of realized and change in unrealized gains and losses from the Portfolio’s derivative instrument holdings through the year ended October 31, 2010 (amounts in thousands):

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Foreign exchange contracts	Net Realized Gain (Loss) on: Foreign Currency Transactions Change in Unrealized Appreciation (Depreciation) of: Translation of Foreign Currency Denominated Amounts

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2010 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Contracts
DFA Two-Year Global Fixed Income Portfolio	$25,227
DFA Selectively Hedged Global Fixed Income Portfolio	(2,602)
DFA Five-Year Global Fixed Income Portfolio	3,446

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Contracts
DFA Two-Year Global Fixed Income Portfolio	$(13,470)
DFA Selectively Hedged Global Fixed Income Portfolio	(1,269)
DFA Five-Year Global Fixed Income Portfolio	(6,385)

H. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted

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to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

I. Securities Lending:

As of October 31, 2010, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio received cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, the Portfolios will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

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L. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA One-Year Fixed Income Portfolio — Institutional Class Shares	3	75%
DFA Two-Year Global Fixed Income Portfolio — Institutional Class Shares	2	77%
DFA Selectively Hedged Global Fixed Income Portfolio — Institutional Class Shares	3	78%
DFA Five-Year Government Portfolio — Institutional Class Shares	3	77%
DFA Five-Year Global Fixed Income Portfolio — Institutional Class Shares	3	77%
DFA Intermediate Government Fixed Income Portfolio — Institutional Class Shares	2	77%
DFA Inflation-Protected Securities Portfolio — Institutional Class Shares	3	82%
DFA Short-Term Municipal Bond Portfolio — Institutional Class Shares	3	84%
DFA California Short-Term Municipal Bond Portfolio — Institutional Class Shares	3	95%
DFA Short-Term Extended Quality Portfolio — Institutional Class Shares	4	83%
DFA Intermediate-Term Extended Quality Portfolio — Institutional Class Shares	3	93%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Term Municipal Bond Portfolio, DFA California Short-Term Municipal Bond Portfolio, DFA Short-Term Extended Quality Portfolio and DFA Intermediate-Term Extended Quality Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers, and the transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2010

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FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held

Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and

President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of

DFAIDG, DIG and DEM.

Trustee, Co-Chief

Executive Officer, Chief

Investment Officer and

Vice President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies	Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

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Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of
Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional
Development at Assante Asset Management (June 2002-January
2005).

Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.

Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).

Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.

David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).

Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).

Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).

Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.

James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Peter F. Dillard Vice President Age: 38	Since 2010

Vice President of all the DFA Entities. Research Associate for
Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006,
Manager at Hilton Hotels Corp. (September 2004-April 2006).

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years

Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.

Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).

Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).

Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).

Jeremy P. Freeman Vice President Age: 39	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.

Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).

Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).

Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).

Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

92

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years

Patrick M. Keating Vice President Age: 55	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer
of Dimensional. Director, Vice President and Chief Privacy Officer
of Dimensional Fund Advisors Canada ULC. Director of DFA
Australia Limited.

David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).

Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).

Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).

Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).

Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).

Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).

Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008

Vice President and Head of Global Human Resources of
Dimensional. Formerly, Global Head of Recruiting and Vice
President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006);
Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian A. Newton Vice President Age: 35	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

93

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years

Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).

Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since Januay 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd

Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).

L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).

David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.

Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).

Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).

Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).

Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

94

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years

Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.

Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).

Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.

Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).

Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).

Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

95

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

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NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	U.S. Government Interest(1)	Foreign Tax Credit(2)	Foreign Source Income(3)	Qualifying Interest Income(4)	Qualifying Short- Term Capital Gain(5)
DFA One-Year Fixed Income Portfolio	100%	—	—	—	—	100%	18%	—	—	100%	100%
DFA Two-Year Global Fixed Income Portfolio	95%	—	5%	—	—	100%	6%	—	—	100%	100%
DFA Selectively Hedged Global Fixed Income Portfolio	—	—	100%	—	—	100%	—	—	—	—	—
DFA Five-Year Government Portfolio	76%	24%	—	—	—	100%	92%	—	—	100%	100%
DFA Five-Year Global Fixed Income Portfolio	100%	—	—	—	—	100%	10%	—	—	100%	100%
DFA Intermediate Government Fixed Income Portfolio	91%	1%	8%	—	—	100%	100%	—	—	100%	100%
DFA Inflation-Protected Securities Portfolio	100%	—	—	—	—	100%	100%	—	—	100%	100%
DFA Short-Term Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	100%	100%
DFA California Short-Term Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	100%	100%
DFA Short-Term Extended Quality Portfolio	98%	2%	—	—	—	100%	1%	—	—	100%	100%
DFA Intermediate-Term Extended Quality Portfolio	100%	—	—	—	—	100%	3%	—	—	100%	100%

(1)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions) . Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were satisfied for DFA Five-Year Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, and DFA Inflation -Protected Securities Portfolio to permit exemption of these amounts from state income for these funds.
(2)	“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).
(3)	“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).
(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

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DFA103110-024A

ANNUAL REPORT

year ended: October 31, 2010

DFA Investment Dimensions Group Inc.

Tax-Managed U.S. Marketwide Value Portfolio

Tax-Managed U.S. Equity Portfolio

Tax-Managed U.S. Targeted Value Portfolio

Tax-Managed U.S. Small Cap Portfolio

T.A. U.S. Core Equity 2 Portfolio

Tax-Managed DFA International Value Portfolio

T.A. World ex U.S. Core Equity Portfolio

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth

Chairman and Co-Chief Executive Officer

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ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company

Investment Footnotes

†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Portfolio/Series as a part of this facility.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Funds.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
REIT	Real Estate Investment Trust
SEC	Securities and Exchange Commission
(a)	Commencement of Operations.

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DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

4

DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S.

5

Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

Certain portfolios described below, called “Feeder Funds”, do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds”. Master Funds, in turn, purchase stocks and/or other securities.

Domestic Equity Portfolios’ Performance Overview

Tax-Managed U.S. Marketwide Value Portfolio

The Tax-Managed U.S. Marketwide Value Portfolio seeks to capture the returns of U.S. value stocks by purchasing shares of a Master Fund that invests in such stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to U.S. value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2010, the Portfolio through its investment in the Master Fund, was exposed to 1,206 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Master Fund’s diversified investment approach, performance principally was determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 20.17% for the Portfolio and 16.41% for the Russell 3000® Value Index. Relative to the Index, the Master Fund’s higher concentration in securities with the most prominent value characteristics and somewhat greater exposure to small cap securities drove outperformance. The Master Fund is more inclusive than the Index across the market capitalization segments in the micro cap range. This greater exposure to micro cap stocks and the composition of those stocks contributed to the Portfolio’s outperformance. Overall, the Master Fund holds nearly 800 fewer securities and therefore composition effects between the Portfolio and the Index are common. During this period the composition effects contributed to outperformance. The Master Fund’s exclusion of REITs had a negative impact of approximately 0.8% relative to the Index as REITs was the best-performing sector over the period.

Tax-Managed U.S. Equity Portfolio

The Tax-Managed U.S. Equity Portfolio seeks to capture the returns associated with the broad universe of U.S. stocks by purchasing shares of a Master Fund that invests in such stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to the U.S. equity universe, but does not attempt to track closely a specific equity index. As of October 31, 2010, the Master Fund in which the Portfolio invests held 2,659 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 18.10% for the Portfolio, 18.34% for the Russell 3000® Index and 19.04% for the Dow Jones US Total Stock Market IndexSM (Full Cap). Relative to the Russell 3000® Index, underperformance by the Portfolio was attributable to small differences in allocations across the market capitalization segments. The Master Fund’s exclusion of REITs had a negative impact of approximately 0.4% relative to the Index as REITs was the best-performing sector over the period.

As of January 4, 2010, the Russell 3000® Index was selected to replace the Dow Jones US Total Stock Market IndexSM as the appropriate benchmark for the Portfolio.

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Tax-Managed U.S. Targeted Value Portfolio

The Tax-Managed U.S. Targeted Value Portfolio seeks to capture the returns of U.S. small and mid capitalization value stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small and mid capitalization company value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 1,422 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 28.43% for the Portfolio and 24.43% for the Russell 2000® Value Index. Relative to the Index, the Portfolio’s outperformance was primarily attributable to its greater exposure to mid cap stocks and its higher concentration in securities with the most prominent value characteristics. REITs, which comprised 12% of the Index on average, are excluded from the Portfolio. This exclusion negatively impacted Portfolio relative returns by approximately 1.3% relative to the Index.

Tax-Managed U.S. Small Cap Portfolio

The Tax-Managed U.S. Small Cap Portfolio seeks to capture the returns of U.S. small company stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 2,206 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 26.61% for the Portfolio and 26.57% for the Russell 2000® Index. Relative to the Index, the Portfolio’s outperformance was primarily due to differences in Portfolio composition within the tiniest micro cap stocks, which added approximately 0.8% to the Portfolio’s relative performance. REITs, which comprised 7% of the Index on average, are excluded from the Portfolio. This exclusion negatively impacted Portfolio relative returns by approximately 0.6% as REITs outperformed the rest of the small cap universe.

T.A. U.S. Core Equity 2 Portfolio

The T.A. U.S. Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe, with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio, while minimizing federal income tax implications of investment decisions. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 3,142 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 21.49% for the Portfolio and 18.34% for the Russell 3000® Index. In general, US large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

7

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Gains in emerging markets were higher on average than in developed markets, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI Emerging Markets Index	23.56%

8

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010

Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Portfolio Performance Overview

Tax-Managed DFA International Value Portfolio

The Tax-Managed DFA International Value Portfolio seeks to capture the returns of international large company value stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2010, the Portfolio held 486 stocks in 23 developed countries. In general the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2010, total returns were 10.34% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Portfolio’s greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of U.S. markets while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

T.A. World ex U.S. Core Equity Portfolio

The T.A. World ex U.S. Core Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks in developed and emerging markets, with increased exposure to smaller company stocks and those with value characteristics as measured by book-to-market ratio. The Portfolio intends to consider the effects

9

of the realization of capital gains and taxable dividend income. When selling a security, the Portfolio will typically select the highest cost shares to minimize the realization of capital gains and may refrain from disposing of a security until the long-term holding period for capital gains tax purposes has been satisfied. The purchase of a stock may be delayed to avoid dividend income, and a stock may be sold to realize a capital loss, subject to applicable investment criteria. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 5,843 stocks in 23 developed country markets and 20 emerging markets countries. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 16.78% for the Portfolio and 12.62% for the MSCI All Country World ex USA Index (net dividends). In general, non-U.S. large cap stocks underperformed non-U.S. mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to small cap stocks were the primary sources of the Portfolio’s relative outperformance.

10

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Tax-Managed U.S. Marketwide Value Portfolio**
Actual Fund Return	$1,000.00	$972.80	0.37%	$1.84
Hypothetical 5% Annual Return	$1,000.00	$1,023.34	0.37%	$1.89

11

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Tax-Managed U.S. Equity Portfolio**
Actual Fund Return	$1,000.00	$1,007.90	0.22%	$1.11
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12

Tax-Managed U.S. Targeted Value Portfolio
Actual Fund Return	$1,000.00	$964.50	0.44%	$2.18
Hypothetical 5% Annual Return	$1,000.00	$1,022.99	0.44%	$2.24

Tax-Managed U.S. Small Cap Portfolio
Actual Fund Return	$1,000.00	$984.20	0.52%	$2.60
Hypothetical 5% Annual Return	$1,000.00	$1,022.58	0.52%	$2.65

T.A. U.S. Core Equity 2 Portfolio
Actual Fund Return	$1,000.00	$990.60	0.25%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28

Tax-Managed DFA International Value Portfolio
Actual Fund Return	$1,000.00	$1,060.90	0.55%	$2.86
Hypothetical 5% Annual Return	$1,000.00	$1,022.43	0.55%	$2.80

T.A. World ex U.S. Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,077.30	0.49%	$2.57
Hypothetical 5% Annual Return	$1,000.00	$1,022.74	0.49%	$2.50

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

12

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following tables, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, are provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for each of the underlying Master Funds’ holdings which reflect the investments by category.

FEEDER FUNDS

Affiliated Investment Companies
Tax-Managed U.S. Marketwide Value Portfolio	100.0%
Tax-Managed U.S. Equity Portfolio	100.0%

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

Tax-Managed U.S. Targeted Value Portfolio		Tax-Managed U.S. Small Cap Portfolio		T.A. U.S. Core Equity 2 Portfolio
Consumer Discretionary	17.4%	Consumer Discretionary	16.7%	Consumer Discretionary	15.3%
Consumer Staples	3.9%	Consumer Staples	3.5%	Consumer Staples	6.5%
Energy	10.6%	Energy	5.8%	Energy	10.1%
Financials	26.0%	Financials	15.3%	Financials	18.1%
Health Care	6.5%	Health Care	11.2%	Health Care	10.2%
Industrials	14.7%	Industrials	18.3%	Industrials	14.0%
Information Technology	12.3%	Information Technology	19.7%	Information Technology	14.9%
Materials	7.4%	Materials	5.8%	Materials	5.2%
Other	—	Other	—	Other	—
Telecommunication Services	0.7%	Telecommunication Services	1.1%	Telecommunication Services	3.2%
Utilities	0.5%	Utilities	2.6%	Utilities	2.5%

	100.0%		100.0%		100.0%

13

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

Tax-Managed DFA International Value Portfolio		T.A. World ex U.S. Core Equity Portfolio
Consumer Discretionary	15.3%	Consumer Discretionary	13.0%
Consumer Staples	6.5%	Consumer Staples	6.6%
Energy	12.0%	Energy	8.1%
Financials	28.8%	Financials	25.3%
Health Care	1.4%	Health Care	3.9%
Industrials	10.4%	Industrials	15.9%
Information Technology	2.7%	Information Technology	6.3%
Materials	12.2%	Materials	14.5%
Telecommunication Services	7.7%	Other	—
Utilities	3.0%	Real Estate Investment Trusts	—

	100.0%	Telecommunication Services	3.3%
		Utilities	3.1%

			100.0%

14

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS

October 31, 2010

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Tax-Managed U.S. Marketwide Value Series of
The DFA Investment Trust Company	$1,897,227,075

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,690,491,947)	$1,897,227,075

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,897,227,075	—	—	$1,897,227,075

TAX MANAGED U.S. EQUITY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Tax-Managed U.S. Equity Series of
The DFA Investment Trust Company	$1,286,421,762

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $905,903,363)	$1,286,421,762

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,286,421,762	—	—	$1,286,421,762

See accompanying Notes to Financial Statements.

15

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (89.3%)
Consumer Discretionary — (15.5%)
#*BJ’s Restaurants, Inc.	303,336	$10,055,588	0.5%
#Dillard’s, Inc.	401,591	10,244,586	0.5%
#*Gaylord Entertainment Co.	260,518	8,685,670	0.4%
*Liberty Media Corp. Capital Class A	360,759	20,758,073	1.0%
*Mohawk Industries, Inc.	206,049	11,814,850	0.5%
#*Royal Caribbean Cruises, Ltd.	333,477	13,185,681	0.6%
#*Saks, Inc.	900,209	10,028,328	0.5%
*Wyndham Worldwide Corp.	377,800	10,861,750	0.5%
Other Securities		275,438,395	12.8%

Total Consumer Discretionary		371,072,921	17.3%

Consumer Staples — (3.5%)
Del Monte Foods Co.	708,356	10,157,825	0.5%
*Ralcorp Holdings, Inc.	149,606	9,284,548	0.4%
Other Securities		64,705,762	3.0%

Total Consumer Staples		84,148,135	3.9%

Energy — (9.5%)
Cimarex Energy Co.	252,215	19,357,501	0.9%
*Complete Production Services, Inc.	321,689	7,537,173	0.4%
#*Exterran Holdings, Inc.	296,231	7,456,134	0.4%
Patterson-UTI Energy, Inc.	473,266	9,186,093	0.4%
*Plains Exploration & Production Co.	367,516	10,242,671	0.5%
*Rowan Cos., Inc.	322,685	10,616,336	0.5%
*Sunoco, Inc.	244,020	9,143,429	0.4%
*Whiting Petroleum Corp.	167,363	16,809,940	0.8%
Other Securities		136,156,860	6.3%

Total Energy		226,506,137	10.6%

Financials — (23.2%)
Allied World Assurance Co. Holdings, Ltd.	135,681	7,762,310	0.4%
*American Capital, Ltd.	1,046,025	7,301,254	0.3%
American Financial Group, Inc.	338,085	10,338,639	0.5%
*Assurant, Inc.	210,530	8,324,356	0.4%
#Comerica, Inc.	191,316	6,845,286	0.3%
Endurance Specialty Holdings, Ltd.	174,222	7,212,791	0.3%
Harleysville Group, Inc.	219,301	7,528,603	0.4%
Huntington Bancshares, Inc.	1,265,538	7,175,600	0.3%
#*MBIA, Inc.	629,793	7,059,980	0.3%
#*Old Republic International Corp.	785,781	10,372,309	0.5%
Reinsurance Group of America, Inc.	235,808	11,806,907	0.6%
Transatlantic Holdings, Inc.	222,479	11,702,395	0.5%
Validus Holdings, Ltd.	318,676	9,037,651	0.4%
White Mountains Insurance Group, Ltd.	24,056	7,678,675	0.4%
Other Securities		433,406,221	20.2%

Total Financials		553,552,977	25.8%

Health Care — (5.8%)
*HealthSpring, Inc.	285,272	8,327,090	0.4%
*Hologic, Inc.	573,148	9,181,831	0.4%
Omnicare, Inc.	341,925	8,247,231	0.4%
#*Viropharma, Inc.	429,403	7,025,033	0.3%
Other Securities		104,891,927	4.9%

Total Health Care		137,673,112	6.4%

16

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (13.2%)
*Alaska Air Group, Inc.	144,700	$ 7,640,160	0.3%
*Amerco, Inc.	93,653	7,709,515	0.4%
*Esterline Technologies Corp.	118,749	7,177,190	0.3%
*Owens Corning, Inc.	367,806	9,945,474	0.5%
*Ryder System, Inc.	255,543	11,180,006	0.5%
*Trimas Corp.	464,012	7,345,310	0.3%
Other Securities		263,364,541	12.3%

Total Industrials		314,362,196	14.6%

Information Technology — (11.0%)
*Arrow Electronics, Inc.	302,018	8,942,753	0.4%
*IAC/InterActiveCorp.	403,904	11,268,922	0.5%
*Ingram Micro, Inc.	524,552	9,263,588	0.4%
*Sandisk Corp.	371,916	13,976,603	0.7%
Other Securities		219,785,488	10.3%

Total Information Technology		263,237,354	12.3%

Materials — (6.6%)
Ashland, Inc.	194,884	10,061,861	0.5%
#Domtar Corp.	106,552	8,455,967	0.4%
*MeadWestavco Corp.	417,215	10,734,942	0.5%
Reliance Steel & Aluminum Co.	200,657	8,397,495	0.4%
Other Securities		119,422,460	5.5%

Total Materials		157,072,725	7.3%

Other — (0.0%)
Other Securities		294	0.0%

Telecommunication Services — (0.6%)
Other Securities		15,249,120	0.7%

Utilities — (0.4%)
Other Securities		10,595,170	0.5%

TOTAL COMMON STOCKS		2,133,470,141	99.4%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	9,014,297	9,014,297	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.3%)
§@DFA Short Term Investment Fund	244,801,010	244,801,010	11.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $2,863,530 FNMA 7.000%, 08/01/38, valued at $1,200,230) to be repurchased at $1,165,294	$1,165	1,165,272	0.1%

TOTAL SECURITIES LENDING COLLATERAL		245,966,282	11.5%

TOTAL INVESTMENTS — (100.0%) (Cost $2,033,070,206)		$2,388,450,720	111.3%

17

TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$371,072,921	—	—	$371,072,921
Consumer Staples	84,148,135	—	—	84,148,135
Energy	226,506,137	—	—	226,506,137
Financials	553,552,977	—	—	553,552,977
Health Care	137,673,112	—	—	137,673,112
Industrials	314,362,196	—	—	314,362,196
Information Technology	263,237,354	—	—	263,237,354
Materials	157,072,725	—	—	157,072,725
Other	—	$294	—	294
Telecommunication Services	15,249,120	—	—	15,249,120
Utilities	10,595,170	—	—	10,595,170
Rights/Warrants	—	—	—	—
Temporary Cash Investments	9,014,297	—	—	9,014,297
Securities Lending Collateral	—	245,966,282	—	245,966,282

TOTAL	$2,142,484,144	$245,966,576	—	$2,388,450,720

See accompanying Notes to Financial Statements.

18

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (86.5%)
Consumer Discretionary — (14.5%)
#*Coinstar, Inc.	30,098	$1,733,043	0.1%
*Deckers Outdoor Corp.	31,403	1,824,514	0.2%
Dillard’s, Inc.	80,522	2,054,116	0.2%
*Gaylord Entertainment Co.	63,237	2,108,322	0.2%
#*Gymboree Corp.	26,480	1,722,789	0.1%
Jarden Corp.	84,932	2,722,920	0.2%
*Jo-Ann Stores, Inc.	51,236	2,215,957	0.2%
#*Jos. A. Bank Clothiers, Inc.	41,851	1,824,704	0.2%
*Saks, Inc.	221,647	2,469,148	0.2%
#*Sally Beauty Holdings, Inc.	176,477	2,147,725	0.2%
#*Steven Madden, Ltd.	41,311	1,747,455	0.1%
*Tenneco, Inc.	54,920	1,791,490	0.2%
#*Under Armour, Inc. Class A	37,810	1,764,971	0.2%
*Valassis Communications, Inc.	73,609	2,429,097	0.2%
Other Securities		161,168,639	14.1%

Total Consumer Discretionary		189,724,890	16.6%

Consumer Staples — (3.0%)
#*TreeHouse Foods, Inc.	42,638	1,991,195	0.2%
Other Securities		37,570,020	3.3%

Total Consumer Staples		39,561,215	3.5%

Energy — (5.0%)
*Complete Production Services, Inc.	82,455	1,931,921	0.2%
#*Exterran Holdings, Inc.	79,322	1,996,535	0.2%
Lufkin Industries, Inc.	36,862	1,800,709	0.1%
RPC, Inc.	99,516	2,190,347	0.2%
Other Securities		57,311,819	5.0%

Total Energy		65,231,331	5.7%

Financials — (13.2%)
IBERIABANK Corp.	33,556	1,746,590	0.2%
*Investors Bancorp, Inc.	156,387	1,876,644	0.2%
#*MBIA, Inc.	208,470	2,336,949	0.2%
Unitrin, Inc.	71,846	1,745,858	0.1%
Other Securities		166,000,105	14.5%

Total Financials		173,706,146	15.2%

Health Care — (9.7%)
*HealthSpring, Inc.	63,300	1,847,727	0.2%
Hill-Rom Holdings, Inc.	45,073	1,746,579	0.1%
#*Incyte Corp.	121,700	2,027,522	0.2%
#*Salix Pharmaceuticals, Ltd.	137,067	5,185,245	0.4%
#*Viropharma, Inc.	115,735	1,893,425	0.2%
Other Securities		114,147,451	10.0%

Total Health Care		126,847,949	11.1%

Industrials — (15.8%)
*Alaska Air Group, Inc.	44,988	2,375,366	0.2%
*Amerco, Inc.	25,903	2,132,335	0.2%
*Esterline Technologies Corp.	38,891	2,350,572	0.2%
#GATX Corp.	55,410	1,754,281	0.1%
*GEO Group, Inc. (The)	94,584	2,426,080	0.2%
#Triumph Group, Inc.	24,063	2,011,426	0.2%
#*United Continental Holdings, Inc.	66,200	1,922,448	0.2%
*US Airways Group, Inc.	171,505	2,022,044	0.2%

19

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
#*WESCO International, Inc.	43,574	$1,865,839	0.2%
Other Securities		189,061,387	16.5%

Total Industrials		207,921,778	18.2%

Information Technology — (17.1%)
*Acme Packet, Inc.	95,296	3,768,957	0.3%
*Ariba, Inc.	96,871	1,819,237	0.1%
*CACI International, Inc.	42,100	2,110,052	0.2%
iGATE Corp.	105,715	2,160,815	0.2%
#*Isilon Systems, Inc.	78,525	2,235,607	0.2%
*Lawson Software, Inc.	203,429	1,810,518	0.1%
Sapient Corp.	142,342	1,873,221	0.2%
*SuccessFactors, Inc.	70,251	1,905,207	0.2%
Other Securities		206,172,894	18.1%

Total Information Technology		223,856,508	19.6%

Materials — (5.0%)
Cabot Corp.	74,528	2,535,443	0.2%
Carpenter Technology Corp.	53,831	1,919,613	0.2%
*Kronos Worldwide, Inc.	46,501	1,880,965	0.2%
Sensient Technologies Corp.	52,915	1,709,684	0.1%
Other Securities		57,313,002	5.0%

Total Materials		65,358,707	5.7%

Other — (0.0%)
Other Securities		312	0.0%

Telecommunication Services — (1.0%)
*Syniverse Holdings, Inc.	68,473	2,087,742	0.2%
Other Securities		10,573,824	0.9%

Total Telecommunication Services		12,661,566	1.1%

Utilities — (2.2%)
Other Securities		28,911,543	2.6%

TOTAL COMMON STOCKS		1,133,781,945	99.3%

RIGHTS/WARRANTS — (0.0%)
Other Securities		8	0.0%

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	6,948,419	6,948,419	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (13.0%)
§@DFA Short Term Investment Fund	170,096,300	170,096,300	14.9%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $797,132 FNMA 3.500%, 10/01/20, valued at $833,961) to be repurchased at $809,687	$810	809,671	0.1%

TOTAL SECURITIES LENDING COLLATERAL		170,905,971	15.0%

20

TAX-MANAGED U.S. SMALL CAP PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $999,335,923)	$1,311,636,343	114.9%

  Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$189,724,890	—	—	$189,724,890
Consumer Staples	39,561,215	—	—	39,561,215
Energy	65,231,331	—	—	65,231,331
Financials	173,706,146	—	—	173,706,146
Health Care	126,785,021	$62,928	—	126,847,949
Industrials	207,921,778	—	—	207,921,778
Information Technology	223,856,508	—	—	223,856,508
Materials	65,358,707	—	—	65,358,707
Other	—	312	—	312
Telecommunication Services	12,661,566	—	—	12,661,566
Utilities	28,911,543	—	—	28,911,543
Rights/Warrants	8	—	—	8
Temporary Cash Investments	6,948,419	—	—	6,948,419
Securities Lending Collateral	—	170,905,971	—	170,905,971

TOTAL	$1,140,667,132	$170,969,211	—	$1,311,636,343

See accompanying Notes to Financial Statements.

21

T.A. U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.3%)
Consumer Discretionary — (13.8%)
*Carnival Corp.	118,459	$5,113,875	0.2%
*Comcast Corp. Class A	365,942	7,531,086	0.4%
*DIRECTV Class A	128,508	5,584,958	0.3%
#*Las Vegas Sands Corp.	110,371	5,063,821	0.2%
*Lowe’s Cos., Inc.	240,682	5,133,747	0.3%
*News Corp. Class A	361,845	5,232,279	0.3%
*Time Warner Cable, Inc.	88,298	5,109,805	0.2%
*Time Warner, Inc.	203,427	6,613,412	0.3%
Walt Disney Co. (The)	364,790	13,172,567	0.7%
Other Securities		249,598,167	12.4%

Total Consumer Discretionary		308,153,717	15.3%

Consumer Staples — (5.8%)
Coca-Cola Co. (The)	80,301	4,924,057	0.2%
*CVS Caremark Corp.	248,698	7,490,784	0.4%
Kraft Foods, Inc.	297,509	9,600,615	0.5%
*Procter & Gamble Co. (The)	231,134	14,693,188	0.7%
*Wal-Mart Stores, Inc.	99,788	5,405,516	0.3%
Other Securities		87,395,659	4.3%

Total Consumer Staples		129,509,819	6.4%

Energy — (9.2%)
*Anadarko Petroleum Corp.	80,333	4,946,103	0.3%
*Apache Corp.	57,291	5,787,537	0.3%
*Chevron Corp.	318,282	26,293,276	1.3%
*ConocoPhillips	243,885	14,486,769	0.7%
*Exxon Mobil Corp.	329,464	21,899,472	1.1%
*Marathon Oil Corp.	136,394	4,851,535	0.2%
Occidental Petroleum Corp.	62,864	4,942,996	0.2%
Other Securities		120,525,932	6.0%

Total Energy		203,733,620	10.1%

Financials — (16.3%)
*Bank of America Corp.	1,258,906	14,401,885	0.7%
*Bank of New York Mellon Corp. (The)	200,418	5,022,475	0.3%
*Citigroup, Inc.	1,845,315	7,694,964	0.4%
*Goldman Sachs Group, Inc. (The)	83,669	13,466,526	0.7%
*JPMorgan Chase & Co.	762,068	28,676,619	1.4%
*MetLife, Inc.	149,939	6,047,040	0.3%
*Morgan Stanley	221,389	5,505,944	0.3%
*PNC Financial Services Group, Inc.	88,597	4,775,378	0.2%
Travelers Cos., Inc. (The)	100,570	5,551,464	0.3%
*Wells Fargo & Co.	864,518	22,546,629	1.1%
Other Securities		250,161,546	12.4%

Total Financials		363,850,470	18.1%

Health Care — (9.2%)
*Amgen, Inc.	81,700	4,672,423	0.2%
*Johnson & Johnson	138,537	8,820,651	0.4%
Merck & Co., Inc.	258,176	9,366,625	0.5%
*Pfizer, Inc.	987,986	17,190,956	0.9%
UnitedHealth Group, Inc.	207,950	7,496,598	0.4%
Other Securities		156,582,314	7.8%

Total Health Care		204,129,567	10.2%

22

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (12.6%)
General Electric Co.	1,802,170	$28,870,763	1.4%
*Union Pacific Corp.	90,959	7,975,285	0.4%
Other Securities		243,759,465	12.1%

Total Industrials		280,605,513	13.9%

Information Technology — (13.5%)
*Apple, Inc.	31,194	9,385,339	0.5%
*Cisco Sytems, Inc.	289,961	6,619,810	0.3%
*Corning, Inc.	271,519	4,963,367	0.2%
*Google, Inc.	8,440	5,173,636	0.3%
Hewlett-Packard Co.	153,913	6,473,581	0.3%
*Intel Corp.	390,645	7,840,245	0.4%
*International Business Machines Corp.	45,223	6,494,023	0.3%
*Microsoft Corp.	282,322	7,521,058	0.4%
*Oracle Corp.	192,650	5,663,910	0.3%
Other Securities		239,346,980	11.9%

Total Information Technology		299,481,949	14.9%

Materials — (4.7%)
Dow Chemical Co. (The)	187,438	5,778,714	0.3%
Other Securities		99,574,240	4.9%

Total Materials		105,352,954	5.2%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (2.9%)
*AT&T, Inc.	980,996	27,958,386	1.4%
*Verizon Communications, Inc.	491,483	15,958,453	0.8%
Other Securities		20,711,299	1.0%

Total Telecommunication Services		64,628,138	3.2%

Utilities — (2.3%)
Other Securities		50,624,088	2.5%

TOTAL COMMON STOCKS		2,010,069,835	99.8%

RIGHTS/WARRANTS — (0.0%)
Other Securities		48,660	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	6,316,781	6,316,781	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.4%)
§@DFA Short Term Investment Fund	208,944,557	208,944,557	10.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $2,444,105 FNMA 7.000%, 08/01/38, valued at $1,024,431) to be repurchased at $994,612	$995	994,593	0.0%

TOTAL SECURITIES LENDING COLLATERAL		209,939,150	10.4%

23

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $1,900,597,924)	$2,226,374,426	110.5%

  Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$308,153,717	—	—	$308,153,717
Consumer Staples	129,509,819	—	—	129,509,819
Energy	203,733,620	—	—	203,733,620
Financials	363,850,470	—	—	363,850,470
Health Care	204,105,130	$24,437	—	204,129,567
Industrials	280,605,513	—	—	280,605,513
Information Technology	299,481,949	—	—	299,481,949
Materials	105,352,954	—	—	105,352,954
Other	—	—	—	—
Telecommunication Services	64,628,138	—	—	64,628,138
Utilities	50,624,088	—	—	50,624,088
Rights/Warrants	48,660	—	—	48,660
Temporary Cash Investments	6,316,781	—	—	6,316,781
Securities Lending Collateral	—	209,939,150	—	209,939,150

TOTAL	$2,016,410,839	$209,963,587	—	$2,226,374,426

See accompanying Notes to Financial Statements.

24

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (94.6%)
AUSTRALIA — (5.6%)
Origin Energy, Ltd.	563,370	$8,819,714	0.5%
Wesfarmers, Ltd.	881,538	28,682,249	1.6%
Other Securities		69,784,182	3.8%

TOTAL AUSTRALIA		107,286,145	5.9%

AUSTRIA — (0.2%)
Other Securities		4,519,750	0.2%

BELGIUM — (0.9%)
Other Securities		16,793,014	0.9%

CANADA — (10.9%)
Encana Corp.	494,397	13,965,661	0.8%
Goldcorp, Inc.	236,291	10,550,733	0.6%
#Sun Life Financial, Inc.	494,520	13,993,379	0.8%
Suncor Energy, Inc.	975,599	31,260,492	1.7%
Talisman Energy, Inc.	665,333	12,061,974	0.6%
Teck Resources, Ltd. Class B	321,554	14,376,765	0.8%
Thomson Reuters Corp.	335,015	12,794,229	0.7%
#TransCanada Corp.	515,120	19,025,954	1.0%
Other Securities		81,201,114	4.4%

TOTAL CANADA		209,230,301	11.4%

DENMARK — (1.5%)
Other Securities		28,047,996	1.5%

FINLAND — (1.1%)
Other Securities		20,672,972	1.1%

FRANCE — (8.5%)
AXA SA	948,963	17,306,259	0.9%
Cie de Saint-Gobain SA	276,766	13,003,164	0.7%
Credit Agricole SA	628,325	10,304,976	0.6%
GDF Suez SA	462,170	18,467,008	1.0%
PPR SA	61,307	10,083,381	0.5%
Societe Generale Paris SA	234,110	14,038,385	0.8%
Vivendi SA	685,233	19,580,658	1.1%
Other Securities		59,815,050	3.3%

TOTAL FRANCE		162,598,881	8.9%

GERMANY — (9.0%)
Allianz SE	188,633	23,624,718	1.3%
Allianz SE Sponsored ADR	716,588	8,978,848	0.5%
Bayerische Motoren Werke AG	235,671	16,891,113	0.9%
*Daimler AG	448,509	29,639,024	1.6%
#Deutsche Bank AG	239,182	13,843,854	0.8%
Deutsche Telekom AG	920,799	13,326,266	0.7%
Deutsche Telekom AG Sponsored ADR	681,300	9,817,533	0.5%
E.ON AG	395,718	12,408,174	0.7%
Munchener Rueckversicherungs-Gesellschaft AG	109,310	17,085,233	0.9%
Other Securities		26,921,126	1.5%

TOTAL GERMANY		172,535,889	9.4%

GREECE — (0.1%)
Other Securities		1,827,895	0.1%

25

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HONG KONG — (2.0%)
Hutchison Whampoa, Ltd.	1,741,000	$17,217,005	1.0%
Other Securities		20,775,115	1.1%

TOTAL HONG KONG		37,992,120	2.1%

IRELAND — (0.1%)
Other Securities		2,862,712	0.2%

ISRAEL — (0.3%)
Other Securities		5,963,237	0.3%

ITALY — (1.4%)
Other Securities		26,017,015	1.4%

JAPAN — (19.1%)
FUJIFILM Holdings Corp.	363,000	12,110,263	0.7%
Mitsubishi UFJ Financial Group, Inc.	2,868,387	13,312,196	0.7%
#Sony Corp. Sponsored ADR	643,747	21,784,398	1.2%
Sumitomo Corp.	726,600	9,199,344	0.5%
Sumitomo Mitsui Financial Group, Inc.	342,327	10,217,689	0.6%
*Toyota Motor Corp. Sponsored ADR	268,360	19,005,255	1.0%
Other Securities		282,556,722	15.4%

TOTAL JAPAN		368,185,867	20.1%

NETHERLANDS — (3.3%)
ArcelorMittal NV	511,865	16,563,216	0.9%
Koninklijke Philips Electronics NV	637,442	19,443,577	1.1%
Other Securities		28,454,016	1.5%

TOTAL NETHERLANDS		64,460,809	3.5%

NEW ZEALAND — (0.1%)
Other Securities		1,589,321	0.1%

NORWAY — (1.2%)
Other Securities		23,608,778	1.3%

PORTUGAL — (0.1%)
Other Securities		2,119,369	0.1%

SINGAPORE — (1.3%)
Other Securities		25,955,210	1.4%

SPAIN — (2.3%)
Repsol YPF SA	391,406	10,853,896	0.6%
Other Securities		33,257,894	1.8%

TOTAL SPAIN		44,111,790	2.4%

SWEDEN — (2.9%)
Nordea Bank AB	1,902,957	20,952,808	1.1%
Other Securities		34,786,764	1.9%

TOTAL SWEDEN		55,739,572	3.0%

SWITZERLAND — (6.0%)
Compagnie Financiere Richemont SA Series A	317,832	15,852,890	0.9%
Holcim, Ltd. AG	205,405	12,795,970	0.7%
Swiss Reinsurance Co., Ltd. AG	263,053	12,638,940	0.7%
Zurich Financial Services AG	121,786	29,803,157	1.6%
Other Securities		43,728,179	2.4%

TOTAL SWITZERLAND		114,819,136	6.3%

26

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (16.7%)
Aviva P.L.C.	1,853,237	$11,818,742	0.6%
Barclays P.L.C. Sponsored ADR	526,711	9,296,449	0.5%
International Power P.L.C.	1,504,089	10,035,658	0.5%
Kingfisher P.L.C.	2,682,072	10,217,655	0.6%
Royal Dutch Shell P.L.C. ADR	984,627	63,331,209	3.5%
Vodafone Group P.L.C.	15,557,592	42,528,527	2.3%
Vodafone Group P.L.C. Sponsored ADR	1,779,829	48,963,096	2.7%
William Morrison Supermarkets P.L.C.	2,153,935	10,136,987	0.6%
Xstrata P.L.C.	1,031,575	19,985,101	1.1%
Other Securities		95,720,005	5.2%

TOTAL UNITED KINGDOM		322,033,429	17.6%

TOTAL COMMON STOCKS		1,818,971,208	99.2%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $2,975,000 FNMA 5.50%, 12/01/38, valued at $1,531,042) to be repurchased at $1,507,024	$1,507	1,507,000	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (5.3%)
§@DFA Short Term Investment Fund	101,061,727	101,061,727	5.5%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,958,608)## to be repurchased at $1,920,239	$1,920	1,920,204	0.1%

TOTAL SECURITIES LENDING COLLATERAL		102,981,931	5.6%

TOTAL INVESTMENTS — (100.0%) (Cost $1,712,594,168)		$1,923,460,139	104.9%

27

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$431,611	$106,854,534	—	$107,286,145
Austria	—	4,519,750	—	4,519,750
Belgium	746,876	16,046,138	—	16,793,014
Canada	209,230,301	—	—	209,230,301
Denmark	—	28,047,996	—	28,047,996
Finland	—	20,672,972	—	20,672,972
France	8,021,263	154,577,618	—	162,598,881
Germany	32,640,235	139,895,654	—	172,535,889
Greece	—	1,827,895	—	1,827,895
Hong Kong	—	37,992,120	—	37,992,120
Ireland	2,862,712	—	—	2,862,712
Israel	935,945	5,027,292	—	5,963,237
Italy	3,148,138	22,868,877	—	26,017,015
Japan	53,919,678	314,266,189	—	368,185,867
Netherlands	2,240,192	62,220,617	—	64,460,809
New Zealand	—	1,589,321	—	1,589,321
Norway	—	23,608,778	—	23,608,778
Portugal	—	2,119,369	—	2,119,369
Singapore	—	25,955,210	—	25,955,210
Spain	8,699,755	35,412,035	—	44,111,790
Sweden	1,394,477	54,345,095	—	55,739,572
Switzerland	14,957,488	99,861,648	—	114,819,136
United Kingdom	145,201,050	176,832,379	—	322,033,429
Temporary Cash Investments	—	1,507,000	—	1,507,000
Securities Lending Collateral	—	102,981,931	—	102,981,931

TOTAL	$484,429,721	$1,439,030,418	—	$1,923,460,139

See accompanying Notes to Financial Statements.

28

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (91.8%)
AUSTRALIA — (4.6%)
Australia & New Zealand Banking Group, Ltd.	98,486	$2,402,731	0.2%
Commonwealth Bank of Australia NL	51,776	2,489,035	0.3%
Other Securities		42,803,240	4.4%

TOTAL AUSTRALIA		47,695,006	4.9%

AUSTRIA — (0.4%)
Other Securities		4,218,837	0.4%

BELGIUM — (0.8%)
Other Securities		7,911,471	0.8%

BRAZIL — (2.2%)
Petroleo Brasileiro SA ADR	79,891	2,725,881	0.3%
Other Securities		20,292,478	2.1%

TOTAL BRAZIL		23,018,359	2.4%

CANADA — (6.9%)
#Royal Bank of Canada	39,374	2,099,766	0.2%
Suncor Energy, Inc.	70,464	2,257,833	0.2%
Teck Resources, Ltd. Class B	51,800	2,315,992	0.3%
#Toronto Dominion Bank	37,400	2,693,431	0.3%
Other Securities		62,011,625	6.4%

TOTAL CANADA		71,378,647	7.4%

CHILE — (0.6%)
Other Securities		5,916,367	0.6%

CHINA — (5.3%)
Bank of China, Ltd.	3,518,000	2,117,578	0.2%
China Construction Bank Corp.	3,260,000	3,116,571	0.3%
#China Mobile, Ltd. Sponsored ADR	58,300	2,994,871	0.3%
Other Securities		46,196,609	4.8%

TOTAL CHINA		54,425,629	5.6%

COLOMBIA — (0.0%)
Other Securities		137,921	0.0%

CZECH REPUBLIC — (0.1%)
Other Securities		869,667	0.1%

DENMARK — (0.7%)
Other Securities		6,843,048	0.7%

EGYPT — (0.0%)
Other Securities		41,782	0.0%

FINLAND — (1.0%)
Other Securities		10,758,461	1.1%

FRANCE — (5.6%)
BNP Paribas SA	48,051	3,514,734	0.4%
GDF Suez SA	60,687	2,424,881	0.2%
Schneider Electric SA	15,365	2,183,086	0.2%
Societe Generale Paris SA	30,461	1,826,591	0.2%
Total SA Sponsored ADR	45,819	2,496,219	0.3%
Other Securities		45,442,637	4.7%

TOTAL FRANCE		57,888,148	6.0%

29

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (4.2%)
Allianz SE	16,512	$2,067,991	0.2%
Bayerische Motoren Werke AG	25,204	1,806,432	0.2%
*Daimler AG	32,217	2,129,011	0.2%
Deutsche Bank AG	40,050	2,318,094	0.2%
E.ON AG	93,334	2,926,590	0.3%
Other Securities		32,383,858	3.4%

TOTAL GERMANY		43,631,976	4.5%

GREECE — (0.4%)
Other Securities		4,203,608	0.4%

HONG KONG — (1.7%)
Other Securities		17,821,167	1.8%

HUNGARY — (0.1%)
Other Securities		1,253,865	0.1%

INDIA — (2.8%)
Other Securities		28,930,704	3.0%

INDONESIA — (0.8%)
Other Securities		8,544,290	0.9%

IRELAND — (0.4%)
Other Securities		3,768,094	0.4%

ISRAEL — (0.6%)
Other Securities		5,632,811	0.6%

ITALY — (1.9%)
UniCredit SpA	767,057	1,999,769	0.2%
Other Securities		17,065,275	1.8%

TOTAL ITALY		19,065,044	2.0%

JAPAN — (12.9%)
Mitsubishi UFJ Financial Group, Inc. ADR	441,377	2,056,817	0.2%
Sumitomo Mitsui Financial Group, Inc.	68,300	2,038,601	0.2%
*Toyota Motor Corp. Sponsored ADR	41,264	2,922,316	0.3%
Other Securities		126,292,497	13.1%

TOTAL JAPAN		133,310,231	13.8%

MALAYSIA — (0.9%)
Other Securities		8,737,555	0.9%

MEXICO — (0.9%)
Other Securities		9,661,711	1.0%

NETHERLANDS — (1.8%)
*ING Groep NV Sponsored ADR	263,004	2,835,183	0.3%
Philips Electronics NV ADR	60,425	1,839,941	0.2%
Other Securities		14,204,562	1.5%

TOTAL NETHERLANDS		18,879,686	2.0%

NEW ZEALAND — (0.2%)
Other Securities		1,867,013	0.2%

NORWAY — (0.7%)
Other Securities		7,329,693	0.8%

PHILIPPINES — (0.2%)
Other Securities		2,276,205	0.2%

30

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
POLAND — (0.4%)
Other Securities		$3,939,121	0.4%

PORTUGAL — (0.3%)
Other Securities		2,878,584	0.3%

RUSSIA — (0.6%)
Gazprom OAO Sponsored ADR	100,400	2,198,262	0.2%
Other Securities		4,152,087	0.5%

TOTAL RUSSIA		6,350,349	0.7%

SINGAPORE — (1.2%)
Other Securities		11,857,759	1.2%

SOUTH AFRICA — (1.8%)
Other Securities		18,589,217	1.9%

SOUTH KOREA — (3.4%)
Samsung Electronics Co., Ltd.	2,921	1,937,867	0.2%
Other Securities		32,687,796	3.4%

TOTAL SOUTH KOREA		34,625,663	3.6%

SPAIN — (1.8%)
Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	146,546	1,927,080	0.2%
Banco Santander SA	200,628	2,575,182	0.3%
Banco Santander SA Sponsored ADR	159,655	2,045,181	0.2%
Other Securities		11,641,875	1.2%

TOTAL SPAIN		18,189,318	1.9%

SWEDEN — (2.0%)
Other Securities		20,189,735	2.1%

SWITZERLAND — (4.1%)
Holcim, Ltd. AG	31,260	1,947,382	0.2%
Nestle SA	33,903	1,857,020	0.2%
#*Novartis AG ADR	69,100	4,004,345	0.4%
*UBS AG ADR	128,000	2,178,560	0.2%
Zurich Financial Services AG	13,854	3,390,315	0.4%
Other Securities		28,773,910	3.0%

TOTAL SWITZERLAND		42,151,532	4.4%

TAIWAN — (2.9%)
Other Securities		29,927,083	3.1%

THAILAND — (0.5%)
Other Securities		5,354,380	0.6%

TURKEY — (0.6%)
Other Securities		6,289,083	0.6%

UNITED KINGDOM — (13.5%)
Anglo American P.L.C.	83,163	3,874,831	0.4%
Barclays P.L.C.	504,400	2,216,568	0.2%
*BP P.L.C. Sponsored ADR	102,720	4,194,058	0.4%
HSBC Holdings P.L.C.	329,616	3,430,544	0.4%
HSBC Holdings P.L.C. Sponsored ADR	107,095	5,580,720	0.6%
Royal Dutch Shell P.L.C. ADR	122,437	7,875,148	0.8%
Royal Dutch Shell P.L.C. Series B	59,695	1,910,348	0.2%
SABmiller P.L.C.	64,455	2,091,158	0.2%
Standard Chartered P.L.C.	141,299	4,087,075	0.4%
Tesco P.L.C.	275,558	1,885,825	0.2%
Vodafone Group P.L.C. Sponsored ADR	259,999	7,152,572	0.7%

31

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
Xstrata P.L.C.	176,940	$3,427,927	0.4%
Other Securities		91,656,636	9.5%

TOTAL UNITED KINGDOM		139,383,410	14.4%

TOTAL COMMON STOCKS		945,742,230	97.8%

PREFERRED STOCKS — (1.6%)
AUSTRALIA — (0.0%)
Other Securities		15,563	0.0%

BRAZIL — (1.6%)
Petroleo Brasileiro SA ADR	101,922	3,178,947	0.4%
Vale SA Sponsored ADR	66,950	1,923,474	0.2%
Other Securities		10,903,350	1.1%

TOTAL BRAZIL		16,005,771	1.7%

GERMANY — (0.0%)
Other Securities		308,861	0.0%

TOTAL PREFERRED STOCKS		16,330,195	1.7%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
Other Securities		178	0.0%

BELGIUM — (0.0%)
Other Securities		136	0.0%

CHINA — (0.0%)
Other Securities		7,254	0.0%

FRANCE — (0.0%)
Other Securities		3,116	0.0%

HONG KONG — (0.0%)
Other Securities		1,298	0.0%

INDIA — (0.0%)
Other Securities		979	0.0%

MALAYSIA — (0.0%)
Other Securities		209	0.0%

SOUTH KOREA — (0.0%)
Other Securities		6,506	0.0%

TAIWAN — (0.0%)
Other Securities		1,559	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		511,385	0.0%

TOTAL RIGHTS/WARRANTS		532,620	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $3,600,000 FNMA 3.126%(r), 09/01/40, valued at $3,699,488) to be repurchased at $3,643,058	$3,643	3,643,000	0.4%

32

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (6.2%)
§@DFA Short Term Investment Fund	62,458,696	$62,458,696	6.5%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,230,861)## to be repurchased at $1,206,748	$1,207	1,206,726	0.1%

TOTAL SECURITIES LENDING COLLATERAL		63,665,422	6.6%

TOTAL INVESTMENTS — (100.0%) (Cost $813,643,223)		$1,029,913,467	106.5%

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,608,002	$46,087,004	—	$47,695,006
Austria	—	4,218,837	—	4,218,837
Belgium	1,004,227	6,907,244	—	7,911,471
Brazil	23,018,359	—	—	23,018,359
Canada	71,378,647	—	—	71,378,647
Chile	5,916,367	—	—	5,916,367
China	9,582,320	44,843,309	—	54,425,629
Colombia	137,921	—	—	137,921
Czech Republic	—	869,667	—	869,667
Denmark	370,319	6,472,729	—	6,843,048
Egypt	—	41,782	—	41,782
Finland	325,222	10,433,239	—	10,758,461
France	6,741,009	51,147,139	—	57,888,148
Germany	6,852,478	36,779,498	—	43,631,976
Greece	732,037	3,471,571	—	4,203,608
Hong Kong	13,359	17,807,808	—	17,821,167
Hungary	68,256	1,185,609	—	1,253,865
India	1,502,095	27,428,609	—	28,930,704
Indonesia	133,780	8,410,510	—	8,544,290
Ireland	834,245	2,933,849	—	3,768,094
Israel	2,096,553	3,536,258	—	5,632,811
Italy	1,351,189	17,713,855	—	19,065,044
Japan	13,229,387	120,080,844	—	133,310,231
Malaysia	1,325	8,736,230	—	8,737,555
Mexico	9,661,711	—	—	9,661,711
Netherlands	7,079,205	11,800,481	—	18,879,686
New Zealand	28,152	1,838,861	—	1,867,013
Norway	176,328	7,153,365	—	7,329,693
Philippines	62,130	2,214,075	—	2,276,205
Poland	29,353	3,909,768	—	3,939,121
Portugal	18,325	2,860,259	—	2,878,584

33

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Russia	$74,688	$6,275,661	—	$6,350,349
Singapore	5,007	11,852,752	—	11,857,759
South Africa	2,723,989	15,865,228	—	18,589,217
South Korea	3,527,066	31,098,597	—	34,625,663
Spain	5,891,535	12,297,783	—	18,189,318
Sweden	936,123	19,253,612	—	20,189,735
Switzerland	8,812,584	33,338,948	—	42,151,532
Taiwan	437,355	29,489,728	—	29,927,083
Thailand	5,348,331	6,049	—	5,354,380
Turkey	57,376	6,231,707	—	6,289,083
United Kingdom	34,063,432	105,319,978	—	139,383,410
Preferred Stocks
Australia	—	15,563	—	15,563
Brazil	16,005,771	—	—	16,005,771
Germany	—	308,861	—	308,861
Rights/Warrants
Austria	—	178	—	178
Belgium	74	62	—	136
China	7,046	208	—	7,254
France	3,116	—	—	3,116
Hong Kong	1,282	16	—	1,298
India	—	979	—	979
Malaysia	209	—	—	209
South Korea	—	6,506	—	6,506
Taiwan	—	1,559	—	1,559
United Kingdom	—	511,385	—	511,385
Temporary Cash Investments	—	3,643,000	—	3,643,000
Securities Lending Collateral	—	63,665,422	—	63,665,422

TOTAL	$241,847,285	$788,066,182	—	$1,029,913,467

See accompanying Notes to Financial Statements.

34

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	Tax-Managed U.S. Marketwide Value Portfolio	Tax-Managed U.S. Equity Portfolio	Tax-Managed U.S. Targeted Value Portfolio	Tax-Managed U.S. Small Cap Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,897,227	$1,286,422	—	—
Investments at Value (including $0, $0, $234,450 and $162,981 of securities on loan, respectively)	—	—	$2,133,470	$1,133,782
Temporary Cash Investments at Value & Cost	—	—	9,015	6,949
Collateral Received from Securities on Loan at Value & Cost	—	—	245,966	170,906
Receivables:
Investment Securities Sold/Affiliated Investment Companies Sold	—	—	8,719	2,374
Dividends and Interest	—	—	461	291
Securities Lending Income	—	—	113	145
Fund Shares Sold	1,289	664	1,238	446
Prepaid Expenses and Other Assets	25	27	27	24

Total Assets	1,898,541	1,287,113	2,399,009	1,314,917

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	245,966	170,906
Investment Securities Purchased/Affiliated Investment Companies Purchased	429	188	5,599	1,649
Fund Shares Redeemed	860	476	1,037	325
Due to Advisor	234	158	743	470
Accrued Expenses and Other Liabilities	77	55	118	73

Total Liabilities	1,600	877	253,463	173,423

NET ASSETS	$1,896,941	$1,286,236	$2,145,546	$1,141,494

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	137,642,882	101,277,416	112,407,568	55,771,005

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.78	$12.70	$19.09	$20.47

Investments in Affiliated Investment Companies at Cost	$1,690,492	$905,904	$—	$—

Investments at Cost	$—	$—	$1,778,089	$821,481

NET ASSETS CONSIST OF:
Paid-In Capital	$1,928,540	$1,381,321	$2,000,549	$1,049,682
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	4,075	2,970	1,994	1,284
Accumulated Net Realized Gain (Loss)	(242,409)	(478,573)	(212,378)	(221,773)
Net Unrealized Appreciation (Depreciation)	206,735	380,518	355,381	312,301

NET ASSETS	$1,896,941	$1,286,236	$2,145,546	$1,141,494

(1) NUMBER OF SHARES AUTHORIZED	700,000,000	500,000,000	700,000,000	500,000,000

See accompanying Notes to Financial Statements.

35

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	T.A. U.S. Core Equity 2 Portfolio	Tax-Managed DFA International Value Portfolio	T.A. World ex U.S. Core Equity Portfolio
ASSETS:
Investments at Value (including $201,577, $98,454 and $58,989 of securities on loan, respectively)	$2,010,118	$1,818,971	$962,605
Temporary Cash Investments at Value & Cost	6,317	1,507	3,643
Collateral Received from Securities on Loan at Value & Cost	209,939	102,982	63,665
Foreign Currencies at Value	—	5,319	2,236
Cash	—	16	17
Receivables:
Investment Securities Sold	—	34,134	95
Dividends, Interest and Tax Reclaims	1,668	5,873	2,050
Securities Lending Income	123	45	57
Fund Shares Sold	729	1,423	476
Unrealized Gain on Foreign Currency Contracts	—	5	9
Prepaid Expenses and Other Assets	25	35	9

Total Assets	2,228,919	1,970,310	1,034,862

LIABILITIES:
Payables:
Upon Return of Securities Loaned	209,939	102,982	63,665
Investment Securities Purchased	3,029	31,952	3,231
Fund Shares Redeemed	883	453	229
Due to Advisor	363	759	318
Unrealized Loss on Foreign Currency Contracts	—	25	1
Deferred Thailand Capital Gains Tax	—	—	316
Accrued Expenses and Other Liabilities	121	136	103

Total Liabilities	214,335	136,307	67,863

NET ASSETS	$2,014,584	$1,834,003	$966,999

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	246,220,797	126,246,540	103,907,259

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.18	$14.53	$9.31

Investments at Cost	$1,684,341	$1,608,105	$746,335

Foreign Currencies at Cost	$—	$5,278	$2,219

NET ASSETS CONSIST OF:
Paid-In Capital	$1,723,830	$1,716,845	$753,403
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	4,309	5,112	3,381
Accumulated Net Realized Gain (Loss)	(39,332)	(99,115)	(5,824)
Deferred Thailand Capital Gains Tax	—	—	(316)
Net Unrealized Foreign Exchange Gain (Loss)	—	254	68
Net Unrealized Appreciation (Depreciation)	325,777	210,907	216,287

NET ASSETS	$2,014,584	$1,834,003	$966,999

(1) NUMBER OF SHARES AUTHORIZED	1,000,000,000	700,000,000	500,000,000

See accompanying Notes to Financial Statements.

36

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Tax-Managed U.S. Marketwide Value Portfolio*	Tax-Managed U.S. Equity Portfolio*	Tax-Managed U.S. Targeted Value Portfolio
Investment Income
Dividends	$27,939	$23,049	$19,901
Interest	9	6	12
Income from Securities Lending	961	397	1,465
Expenses Allocated from Affiliated Investment Companies	(3,876)	(836)	—

Total Investment Income	25,033	22,616	21,378

Expenses
Investment Advisory Services Fees	—	—	8,301
Administrative Services Fees	2,683	1,835	—
Accounting & Transfer Agent Fees	37	29	239
Custodian Fees	—	—	60
Filing Fees	59	64	73
Shareholders’ Reports	39	23	42
Directors’/Trustees’ Fees & Expenses	17	11	19
Professional Fees	34	26	62
Other	17	14	32

Total Expenses	2,886	2,002	8,828

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(146)	—

Net Expenses	2,886	1,856	8,828

Net Investment Income (Loss)	22,147	20,760	12,550

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	46,870	15,809	56,917
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	259,723	166,587	413,304

Net Realized and Unrealized Gain (Loss)	306,593	182,396	470,221

Net Increase (Decrease) in Net Assets Resulting from Operations	$328,740	$203,156	$482,771

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s respective Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

37

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	Tax-Managed U.S. Small Cap Portfolio	T.A. U.S. Core Equity 2 Portfolio	Tax-Managed DFA International Value Portfolio	T.A. World ex U.S. Core Equity Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $4,282 and $1,731, respectively)	$9,833	$28,861	$46,475	$19,248
Interest	7	13	9	9
Income from Securities Lending	2,026	1,190	1,228	486

Total Investment Income	11,866	30,064	47,712	19,743

Expenses
Investment Advisory Services Fees	5,332	3,883	8,402	3,188
Accounting & Transfer Agent Fees	138	214	211	113
Custodian Fees	68	47	322	376
Filing Fees	39	131	65	44
Shareholders’ Reports	27	31	41	19
Directors’/Trustees’ Fees & Expenses	10	17	16	8
Professional Fees	35	55	72	25
Other	22	34	47	24

Total Expenses	5,671	4,412	9,176	3,797

Net Investment Income (Loss)	6,195	25,652	38,536	15,946

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	10,163	10,530	70,344	6,739
Foreign Currency Transactions	—	—	(238)	(150	)**
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	232,642	294,945	62,443	107,287
Translation of Foreign Currency Denominated Amounts	—	—	180	43
Change in Deferred Thailand Capital Gains Tax	—	—	—	(215)

Net Realized and Unrealized Gain (Loss)	242,805	305,475	132,729	113,704

Net Increase (Decrease) in Net Assets Resulting from Operations	$249,000	$331,127	$171,265	$129,650

**	Net of foreign capital gain taxes withheld of $85.

See accompanying Notes to Financial Statements.

38

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Tax-Managed U.S. Marketwide Value Portfolio		Tax-Managed U.S. Equity Portfolio		Tax-Managed U.S. Targeted Value Portfolio		Tax-Managed U.S. Small Cap Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$22,147	$28,859	$20,760	$23,106	$12,550	$15,084	$6,195	$7,642
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Companies Sold	46,870	(170,564)	15,809	(289,047)	56,917	(225,418)	10,163	(183,556)
Futures	—	1,628	—	2,732	—	1,204	—	(1,022)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Companies	259,723	293,293	166,587	328,913	413,304	287,952	232,642	193,172
Futures	—	(11)	—	—	—	(13)	—	(8)

Net Increase (Decrease) in Net Assets Resulting from Operations	328,740	153,205	203,156	65,704	482,771	78,809	249,000	16,228

Distributions From:
Net Investment Income	(21,400)	(34,714)	(20,546)	(25,432)	(11,978)	(20,085)	(5,779)	(10,036)

Total Distributions	(21,400)	(34,714)	(20,546)	(25,432)	(11,978)	(20,085)	(5,779)	(10,036)

Capital Share Transactions (1):
Shares Issued	286,942	755,723	166,739	513,816	328,291	870,260	130,939	439,219
Shares Issued in Lieu of Cash Distributions	20,721	33,539	18,269	22,376	11,860	19,909	5,630	9,806
Shares Redeemed	(336,318)	(866,254)	(222,831)	(703,345)	(365,741)	(911,324)	(195,441)	(575,467)

Net Increase (Decrease) from Capital Share Transactions	(28,655)	(76,992)	(37,823)	(167,153)	(25,590)	(21,155)	(58,872)	(126,442)

Total Increase (Decrease) in Net Assets	278,685	41,499	144,787	(126,881)	445,203	37,569	184,349	(120,250)
Net Assets
Beginning of Period	1,618,256	1,576,757	1,141,449	1,268,330	1,700,343	1,662,774	957,145	1,077,395

End of Period	$1,896,941	$1,618,256	$1,286,236	$1,141,449	$2,145,546	$1,700,343	$1,141,494	$957,145

(1) Shares Issued and Redeemed:
Shares Issued	22,307	81,360	14,029	54,781	18,930	71,153	7,077	32,424
Shares Issued in Lieu of Cash Distributions	1,652	3,525	1,572	2,355	718	1,600	316	703
Shares Redeemed	(25,704)	(94,446)	(18,671)	(75,273)	(20,863)	(74,530)	(10,485)	(42,310)

Net Increase (Decrease) from Shares Issued and Redeemed	(1,745)	(9,561)	(3,070)	(18,137)	(1,215)	(1,777)	(3,092)	(9,183)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$4,075	$3,335	$2,970	$2,759	$1,994	$1,429	$1,284	$868
See accompanying Notes to Financial Statements.

39

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	T.A. U.S. Core Equity 2 Portfolio		Tax-Managed DFA International Value Portfolio		T.A. World ex U.S. Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$25,652	$19,903	$38,536	$39,126	$15,946	$11,410
Net Realized Gain (Loss) on:
Investment Securities Sold	10,530	(41,654)	70,344	(153,420)	6,739	(8,990)
Futures	—	(854)	—	(264)	—	(660)
Foreign Currency Transactions	—	—	(238)	875	(150)**	97
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	294,945	211,836	62,443	509,093	107,287	196,743
Futures	—	(1)	—	(2)	—	(1)
Translation of Foreign Currency Denominated Amounts	—	—	180	390	43	(31)
Change in Deferred Thailand Capital Gains Tax	—	—	—	—	(215)	(101)

Net Increase (Decrease) in Net Assets Resulting from Operations	331,127	189,230	171,265	395,798	129,650	198,467

Distributions From:
Net Investment Income	(24,397)	(18,642)	(37,438)	(45,214)	(14,761)	(10,761)

Total Distributions	(24,397)	(18,642)	(37,438)	(45,214)	(14,761)	(10,761)

Capital Share Transactions (1):
Shares Issued	530,605	1,195,628	318,296	664,208	300,733	495,969
Shares Issued in Lieu of Cash Distributions	24,091	18,449	36,536	43,924	14,432	10,580
Shares Redeemed	(291,728)	(524,944)	(292,490)	(814,111)	(131,783)	(253,845)

Net Increase (Decrease) from Capital Share Transactions	262,968	689,133	62,342	(105,979)	183,382	252,704

Total Increase (Decrease) in Net Assets	569,698	859,721	196,169	244,605	298,271	440,410
Net Assets
Beginning of Period	1,444,886	585,165	1,637,834	1,393,229	668,728	228,318

End of Period	$2,014,584	$1,444,886	$1,834,003	$1,637,834	$966,999	$668,728

(1) Shares Issued and Redeemed:
Shares Issued	69,805	209,711	23,586	66,593	35,502	85,214
Shares Issued in Lieu of Cash Distributions	3,256	3,194	2,937	3,975	1,825	1,589
Shares Redeemed	(38,265)	(94,288)	(21,720)	(81,205)	(15,667)	(43,612)

Net Increase (Decrease) from Shares Issued and Redeemed	34,796	118,617	4,803	(10,637)	21,660	43,191

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$4,309	$3,080	$5,112	$4,253	$3,381	$1,772

**	Net of foreign capital gain taxes withheld of $85.

See accompanying Notes to Financial Statements.

40

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Tax-Managed U.S. Marketwide Value Portfolio	Tax-Managed U.S. Equity Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$11.61	$10.59	$17.51	$17.67	$15.26	$13.27	$10.94	$10.36	$15.57	$14.75	$13.26	$12.23

Income from Investment Operations
Net Investment Income (Loss)	0.16	(A)	0.21	(A)	0.27	(A)	0.27	(A)	0.24	(A)	0.18	0.20	(A)	0.22	(A)	0.23	(A)	0.25	(A)	0.21	(A)	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	2.17	1.06	(6.66)	(0.16)	2.39	1.96	1.76	0.60	(5.19)	0.81	1.47	1.05

Total from Investment Operations	2.33	1.27	(6.39)	0.11	2.63	2.14	1.96	0.82	(4.96)	1.06	1.68	1.21
Less Distributions
Net Investment Income	(0.16)	(0.25)	(0.29)	(0.27)	(0.22)	(0.15)	(0.20)	(0.24)	(0.25)	(0.24)	(0.19)	(0.18)
Net Realized Gains	—	—	(0.24)	—	—	—	—	—	—	—	—	—

Total Distributions	(0.16)	(0.25)	(0.53)	(0.27)	(0.22)	(0.15)	(0.20)	(0.24)	(0.25)	(0.24)	(0.19)	(0.18)
Net Asset Value, End of Period	$13.78	$11.61	$10.59	$17.51	$17.67	$15.26	$12.70	$10.94	$10.36	$15.57	$14.75	$13.26

Total Return	20.17%	12.54%	(37.53	)%(C)	0.54%	17.45%	16.27%	18.10%	8.30%	(32.30	)%(C)	7.23%	12.84%	9.97%
Net Assets, End of Period (thousands)	$1,896,941	$1,618,256	$1,576,757	$2,747,843	$2,505,779	$1,754,320	$1,286,236	$1,141,449	$1,268,330	$1,823,812	$1,487,611	$999,215
Ratio of Expenses to Average Net Assets (D)	0.38%	0.40%	0.38	%(B)	0.37%	0.38%	0.40%	0.22%	0.22%	0.22	%(B)	0.22%	0.23%	0.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.38%	0.40%	0.38	%(B)	0.37%	0.38%	0.40%	0.23%	0.26%	0.23	%(B)	0.23%	0.24%	0.26%
Ratio of Net Investment Income to Average Net Assets	1.24%	2.07%	1.93	%(B)	1.45%	1.47%	1.35%	1.70%	2.24%	1.76	%(B)	1.59%	1.55%	1.35%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

41

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Tax-Managed U.S. Targeted Value Portfolio	Tax-Managed U.S. Small Cap Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$14.96	$14.41	$23.09	$27.39	$25.60	$23.32	$16.26	$15.83	$25.86	$26.27	$22.95	$20.53

Income from Investment Operations
Net Investment Income (Loss)	0.11	(A)	0.14	(A)	0.20	(A)	0.25	(A)	0.22	(A)	0.09	0.11	(A)	0.13	(A)	0.19	(A)	0.18	(A)	0.10	(A)	0.04
Net Gains (Losses) on Securities (Realized and Unrealized)	4.13	0.60	(7.29)	(1.87)	3.90	2.68	4.20	0.47	(7.87)	(0.42)	3.30	2.42

Total from Investment Operations	4.24	0.74	(7.09)	(1.62)	4.12	2.77	4.31	0.60	(7.68)	(0.24)	3.40	2.46
Less Distributions
Net Investment Income	(0.11)	(0.19)	(0.18)	(0.24)	(0.19)	(0.10)	(0.10)	(0.17)	(0.18)	(0.17)	(0.08)	(0.04)
Net Realized Gains	—	—	(1.41)	(2.44)	(2.14)	(0.39)	—	—	(2.17)	—	—	—

Total Distributions	(0.11)	(0.19)	(1.59)	(2.68)	(2.33)	(0.49)	(0.10)	(0.17)	(2.35)	(0.17)	(0.08)	(0.04)
Net Asset Value, End of Period	$19.09	$14.96	$14.41	$23.09	$27.39	$25.60	$20.47	$16.26	$15.83	$25.86	$26.27	$22.95

Total Return	28.43%	5.41%	(32.85	)%(C)	(6.58)%	17.70%	12.09%	26.61%	3.98%	(32.53	)%(C)	(0.94)%	14.88%	11.98%
Net Assets, End of Period (thousands)	$2,145,546	$1,700,343	$1,662,774	$2,905,694	$3,203,763	$2,634,891	$1,141,494	$957,145	$1,077,395	$1,779,245	$1,653,038	$1,242,288
Ratio of Expenses to Average Net Assets	0.45%	0.47%	0.45	%(B)	0.47%	0.53%	0.55%	0.53%	0.55%	0.53	%(B)	0.53%	0.53%	0.55%
Ratio of Net Investment Income to Average Net Assets	0.63%	1.04%	1.07	%(B)	0.98%	0.85%	0.39%	0.58%	0.88%	0.98	%(B)	0.65%	0.41%	0.21%
Portfolio Turnover Rate	26%	34%	40	%(C)	28%	35%	21%	27%	28%	39	%(C)	31%	22%	15%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

42

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	T.A. U.S. Core Equity 2 Portfolio						Tax-Managed DFA International Value Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Period Oct. 4, 2007(a) to Nov. 30, 2007		Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Net Asset Value, Beginning of Period	$6.83	$6.31	$9.40		$10.00		$13.49	$10.55	$21.91		$19.96	$15.51	$13.63

Income from Investment Operations
Net Investment Income (Loss)(A)	0.11	0.11	0.13		0.02		0.31	0.32	0.59		0.59	0.54	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	1.35	0.52	(3.12)		(0.62)		1.03	3.00	(9.60)		2.76	4.71	1.90

Total from Investment Operations	1.46	0.63	(2.99)		(0.60)		1.34	3.32	(9.01)		3.35	5.25	2.23
Less Distributions
Net Investment Income	(0.11)	(0.11)	(0.10)		—		(0.30)	(0.38)	(0.64)		(0.48)	(0.59)	(0.35)
Net Realized Gains	—	—	—		—		—	—	(1.71)		(0.92)	(0.21)	—

Total Distributions	(0.11)	(0.11)	(0.10)		—		(0.30)	(0.38)	(2.35)		(1.40)	(0.80)	(0.35)
Net Asset Value, End of Period	$8.18	$6.83	$6.31		$9.40		$14.53	$13.49	$10.55		$21.91	$19.96	$15.51

Total Return	21.49%	10.28%	(32.16	)%(C)	(6.00	)%(C)	10.34%	32.27%	(45.58	)%(C)	17.51%	35.01%	16.63%
Net Assets, End of Period (thousands)	$2,014,584	$1,444,886	$585,165		$106,507		$1,834,003	$1,637,834	$1,393,229		$2,859,270	$2,370,683	$1,571,217
Ratio of Expenses to Average Net Assets	0.25%	0.28%	0.29	%(B)	0.30	%(B)(E)	0.55%	0.56%	0.54	%(B)	0.54%	0.54%	0.60%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.25%	0.28%	0.29	%(B)	0.60	%(B)(E)	0.55%	0.56%	0.54	%(B)	0.54%	0.54%	0.60%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.82%	1.75	%(B)	2.09	%(B)(E)	2.29%	2.92%	3.76	%(B)	2.77%	3.04%	2.23%
Portfolio Turnover Rate	5%	5%	9	%(C)	0	%(C)	28%	24%	24	%(C)	20%	13%	11%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

43

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	T.A World ex U.S. Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period March 6, 2008(a) to Oct. 31, 2008
Net Asset Value, Beginning of Period	$8.13	$5.85	$10.00

Income from Investment Operations
Net Investment Income (Loss)(A)	0.17	0.16	0.15
Net Gains (Losses) on Securities (Realized and Unrealized)	1.17	2.27	(4.15)

Total from Investment Operations	1.34	2.43	(4.00)
Less Distributions
Net Investment Income	(0.16)	(0.15)	(0.15)

Total Distributions	(0.16)	(0.15)	(0.15)
Net Asset Value, End of Period	$9.31	$8.13	$5.85

Total Return	16.78%	42.13%	(40.61	)%(C)

Net Assets, End of Period (thousands)	$966,999	$668,728	$228,318
Ratio of Expenses to Average Net Assets	0.48%	0.54%	0.60	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.48%	0.51%	0.85	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.00%	2.38%	3.27	%(B)(E)
Portfolio Turnover Rate	2%	5%	2	%(C)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

44

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A.  Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifty-eight operational portfolios, seven of which (the “Portfolios”) are included in this section of the report. The remaining fifty-one portfolios are presented in separate reports.

Tax-Managed U.S. Marketwide Value Portfolio and Tax-Managed U.S. Equity Portfolio (the “Feeder Funds”) primarily invest their assets in The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series (the “Series”), respectively, each a corresponding Series of the DFA Investment Trust Company. At October 31, 2010, Tax-Managed U.S. Marketwide Value Portfolio and Tax-Managed U.S. Equity Portfolio owned 71% and 100% of their respective Series.

The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio are organized as stand-alone registered investment companies.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation:  The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•    Level 1 – quoted prices in active markets for identical securities

•    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•    Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S Small Cap Portfolio and T.A. U.S. Core Equity 2 Portfolio (the “Domestic Equity Portfolios”) and Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is

45

taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilize data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Equity Portfolios use fair value pricing, the values assigned to the International Equity Portfolios’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

For Tax-Managed U.S. Marketwide Value Portfolio and Tax-Managed U.S. Equity Portfolio, their investments reflect each of their proportionate interest in the net assets of their respective Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

46

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Feeder Funds each recognize their pro-rata share of net investment income and realized and unrealized gains/losses of investment securities, on a daily basis, from their respective Series, which are treated as partnerships for federal income tax purposes.

The International Equity Portfolios may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital abroad.

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T.A. World ex U.S. Core Equity Portfolio’s investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. T.A. World ex U.S. Core Equity Portfolio accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. T.A. World ex U.S. Core Equity Portfolio is also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C.  Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or “the Advisor”) provides administrative services to the Feeder Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Portfolios. The Advisor does not receive additional compensation for the investment advisory services it provides for the Feeder Funds. For the year ended October 31, 2010, the Portfolios’ administrative services fees or investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

	Administrative Services Fees	Advisory Services Fees
Tax-Managed U.S. Marketwide Value Portfolio	0.15%	—
Tax-Managed U.S. Equity Portfolio	0.15%	—
Tax-Managed U.S. Targeted Value Portfolio	—	0.42%
Tax-Managed U.S. Small Cap Portfolio	—	0.50%
T.A. U.S. Core Equity 2 Portfolio	—	0.22%
Tax-Managed DFA International Value Portfolio	—	0.50%
T.A. World ex U.S. Core Equity Portfolio	—	0.40%

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administrative/advisory fees, and in certain instances assumes certain expenses of the Portfolio, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through March 1, 2011, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2010, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Portfolios listed are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Tax-Managed U.S. Equity Portfolio (1)	0.22%	—	$688
T.A. U.S. Core Equity 2 Portfolio (2)	0.30%	—	—
T.A. World ex U.S. Core Equity Portfolio (3)	0.60%	—	—

(1) The Advisor has contractually agreed to waive its administration fee and assume the expenses of the Portfolio (up to the amount of fees paid to the Advisor based on the Portfolio’s assets invested in its Series) to the extent necessary to reduce the Portfolio’s expenses when its total operating expenses exceed the rate listed above of the average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above of the Portfolio’s average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

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(2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and assume the Portfolio’s ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above of the Portfolio’s average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recover will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(3) The Advisor has contractually agreed to waive all or a portion of the Portfolio’s advisory fee to the extent necessary to limit the total advisory fees paid by the Portfolio to the Advisor directly or indirectly (the proportionate share of the advisory fees paid by the Portfolio through its investment in other funds managed by the Advisor) to 0.40% of the Portfolio’s average net assets on an annualized basis. In addition, the Advisor has also contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above of the Portfolio’s average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above of the Portfolio’s average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or any expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid to the CCO by the Fund were $211 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

Tax-Managed U.S. Marketwide Value Portfolio	$46
Tax-Managed U.S. Equity Portfolio	34
Tax-Managed U.S. Targeted Value Portfolio	49
Tax-Managed U.S. Small Cap Portfolio	29
T.A. U.S. Core Equity 2 Portfolio	38
Tax-Managed DFA International Value Portfolio	45
T.A. World ex U.S. Core Equity Portfolio	17

E.  Purchases and Sales of Securities:

For the year ended October 31, 2010, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
Tax-Managed U.S. Targeted Value Portfolio	$508,320	$537,381
Tax-Managed U.S. Small Cap Portfolio	$281,473	$346,765
T.A. U.S. Core Equity 2 Portfolio	352,343	90,832

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	Purchases	Sales
Tax-Managed DFA International Value Portfolio	515,803	456,451
T.A. World ex U.S. Core Equity Portfolio	199,901	17,961

There were no purchases or sales of long-term U.S. government securities.

F.  Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to net realized foreign currency gains/losses and net realized gains on securities considered to be “passive foreign investment companies” and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
Tax-Managed U.S. Marketwide Value Portfolio	—	$ (7)	$ 7
Tax Managed U.S. Equity Portfolio	—	(3)	3
Tax-Managed U.S. Targeted Value Portfolio	—	(7)	7
Tax Managed U.S. Small Cap Portfolio	—	—	—
T.A. U.S. Core Equity 2 Portfolio	—	(26)	26
Tax-Managed DFA International Value Portfolio	—	(239)	239
T.A. World ex U.S. Core Equity Portfolio	$24	424	(448)

The tax character of dividends and distributions declared and paid during the years ended October 31, 2009 and October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
Tax-Managed U.S. Marketwide Value Portfolio
2009	$34,714	—	$34,714
2010	21,400	—	21,400
Tax-Managed U.S. Equity Portfolio
2009	25,432	—	25,432
2010	20,546	—	20,546
Tax-Managed U.S. Targeted Value Portfolio
2009	20,085	—	20,085
2010	11,978	—	11,978
Tax-Managed U.S. Small Cap Portfolio
2009	$10,036	—	$10,036

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	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
2010	5,779	—	5,779
T.A. U.S. Core Equity 2 Portfolio
2009	18,642	—	18,642
2010	24,397	—	24,397
Tax-Managed DFA International Value Portfolio
2009	45,214	—	45,214
2010	37,438	—	37,438
T.A. World ex U.S. Core Equity Portfolio
2009	10,761	—	10,761
2010	14,786	—	14,786

At October 31, 2010, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
T.A. World ex U.S. Core Equity Portfolio	$25	—	$25

At October 31, 2010, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
Tax-Managed U.S. Marketwide Value Portfolio	$4,082	$(241,851)	$(237,769)
Tax-Managed U.S. Equity Portfolio	3,014	(478,120)	(475,106)
Tax-Managed U.S. Targeted Value Portfolio	1,925	(211,929)	(210,004)
Tax-Managed U.S. Small Cap Portfolio	1,098	(221,256)	(220,158)
T.A. U.S. Core Equity 2 Portfolio	4,344	(35,921)	(31,577)
Tax-Managed DFA International Value Portfolio	5,156	(94,464)	(89,308)
T.A. World ex U.S. Core Equity Portfolio	3,570	(3,529)	41

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on October 31,					Total
	2011	2013	2014	2016	2017
Tax-Managed U.S. Marketwide Value Portfolio	—	—	—	$73,054	$168,797	$241,851
Tax-Managed U.S. Equity Portfolio	$8,734	$13,463	$27,199	142,158	286,566	478,120
Tax-Managed U.S. Targeted Value Portfolio	—	—	—	—	211,929	211,929
Tax-Managed U.S. Small Cap Portfolio	—	—	—	35,969	185,287	221,256
T.A. U.S. Core Equity 2 Portfolio	—	—	—	—	$35,921	$35,921
Tax-Managed DFA International Value Portfolio	—	—	—	—	94,464	94,464

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	Expires on October 31,					Total
	2011	2013	2014	2016	2017
T.A. World ex U.S. Core Equity Portfolio	—	—	—	—	3,529	3,529

During the year ended October 31, 2010, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amount in thousands):

Tax-Managed U.S. Marketwide Value Portfolio	$47,346
Tax-Managed U.S. Equity Portfolio	15,791
Tax Managed U.S. Targeted Value Portfolio	56,995
Tax Managed U.S. Small Cap Portfolio	10,032
T.A. U.S. Core Equity 2 Portfolio	13,898
Tax-Managed DFA International Value Portfolio	70,235
T.A. World ex U.S. Core Equity Portfolio	6,151

Some of the investments held by T.A. World ex U.S. Core Equity Portfolio are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains (losses) are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2010, the Portfolio had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes of $172 (in thousands). For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies totaling $599 (in thousands) have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Tax-Managed U.S. Marketwide Value Portfolio	$1,691,010	$413,227	$(207,010)	$206,217
Tax-Managed U.S. Equity Portfolio	906,366	403,690	(23,634)	380,056
Tax-Managed U.S. Targeted Value Portfolio	2,033,401	540,440	(185,390)	355,050
Tax-Managed U.S. Small Cap Portfolio	999,642	368,936	(56,941)	311,995
T.A. U.S. Core Equity 2 Portfolio	1,904,006	418,752	(96,384)	322,368
Tax-Managed DFA International Value Portfolio	1,717,244	313,495	(107,279)	206,216
T.A. World ex U.S. Core Equity Portfolio	816,110	255,648	(41,845)	213,803

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Portfolio’s tax position and has concluded that no provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolio’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

G.  Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

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1.  Repurchase Agreements:  The Portfolios may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.  Foreign Market Risks:  Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Portfolios.

3.  Futures Contracts:  The Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Portfolios had no outstanding futures contracts.

H.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

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For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Tax-Managed U.S. Targeted Value Portfolio	1.98%	$1,569	17	$1	$4,197
Tax-Managed U.S. Small Cap Portfolio	1.94%	3,438	7	1	5,813
T.A. U.S. Core Equity 2 Portfolio	1.99%	4,805	3	1	6,209

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Tax-Managed DFA International Value Portfolio	0.92%	$1,284	29	$1	$7,924
T.A. World ex U.S. Core Equity Portfolio	0.94%	3,097	8	1	4,718

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

I.  Securities Lending:

As of October 31, 2010, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio received cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, the Portfolios will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable

54

interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.  Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L.  Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Tax-Managed U.S. Marketwide Value Portfolio	3	90%
Tax-Managed U.S. Equity Portfolio	2	75%
Tax-Managed U.S. Targeted Value Portfolio	3	96%
Tax-Managed U.S. Small Cap Portfolio	3	95%
T.A. U.S. Core Equity 2 Portfolio	3	93%
Tax-Managed DFA International Value Portfolio	3	94%
T.A. World ex U.S. Core Equity Portfolio	3	91%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M.  Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The Tax Managed U.S. Marketwide Value Series and all other Tribune shareholders as a group, which includes hundreds of

55

mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The Tax Managed U.S. Marketwide Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The Tax Managed U.S. Marketwide Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The Tax Managed U.S. Marketwide Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The Tax Managed U.S. Marketwide Value Series’ net asset value at this time. The Tax Managed U.S. Marketwide Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The Tax Managed U.S. Marketwide Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The Tax Managed U.S. Marketwide Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The Tax Managed U.S. Marketwide Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The Tax Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on net asset value of The Tax Managed U.S. Marketwide Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The Tax Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expense incurred by The Tax Managed U.S. Marketwide Value Series.

56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/ summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Equity Portfolio, Tax-Managed U.S. Targeted Value Portfolio, Tax-Managed U.S. Small Cap Portfolio, T.A. U.S. Core Equity 2 Portfolio, Tax-Managed DFA International Value Portfolio and T.A. World ex U.S. Core Equity Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers and transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

57

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

58

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell® 1000 Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010
Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010
Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright© Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

59

Domestic Equity Series’ Performance Overview

The Tax-Managed U.S. Marketwide Value Series

The Tax-Managed U.S. Marketwide Value Series seeks to capture the returns of U.S. value stocks. The Series also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to U.S. value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2010, the Series held 1,206 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance principally was determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 20.38% for the Series and 16.41% for the Russell 3000® Value Index. Relative to the Index, the Series’ higher concentration in securities with the most prominent value characteristics and somewhat greater exposure to small cap securities drove outperformance. The Series is more inclusive than the Index across the market capitalization segments in the micro cap range. This greater exposure to micro cap stocks and the composition of those stocks contributed to the Series’ outperformance. Overall, the Series holds nearly 800 fewer securities and therefore composition effects between the Series and the Index are common. During this period the composition effects contributed to outperformance. The Series’ exclusion of REITs had a negative impact of approximately 0.8% relative to the Index as REITs was the best-performing sector over the period.

The Tax-Managed U.S. Equity Series

The Tax-Managed U.S. Equity Series seeks to capture the returns associated with the broad universe of U.S. stocks. The Series also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to the U.S. equity universe, but does not attempt to track closely a specific equity index. As of October 31, 2010, the Series held 2,659 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 18.29% for the Series, 18.34% for the Russell 3000® Index and 19.04% for the Dow Jones US Total Stock Market IndexSM (Full Cap). Relative to the Russell 3000® Index, underperformance by the Series was attributable to small differences in allocations across the market capitalization segments. The Series’ exclusion of REITs had a negative impact of approximately 0.4% relative to the Index as REITs was the best-performing sector over the period.

As of January 4, 2010, the Russell 3000® Index was selected to replace the Dow Jones US Total Stock Market IndexSM as the appropriate benchmark for the Series.

60

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*

The Tax-Managed U.S. Marketwide Value Series
Actual Fund Return	$1,000.00	$973.60	0.21%	$1.04
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

The Tax-Managed U.S. Equity Series
Actual Fund Return	$1,000.00	$1,009.00	0.07%	$0.35
Hypothetical 5% Annual Return	$1,000.00	$1,024.85	0.07%	$0.36

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

61

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIOS

The Tax-Managed U.S. Marketwide Value Series		The Tax-Managed U.S. Equity Series
Consumer Discretionary	20.0%	Consumer Discretionary	12.1%
Consumer Staples	7.3%	Consumer Staples	10.2%
Energy	15.2%	Energy	10.5%
Financials	22.0%	Financials	12.9%
Health Care	5.9%	Health Care	11.7%
Industrials	14.0%	Industrials	11.7%
Information Technology	5.5%	Information Technology	19.7%
Materials	3.5%	Materials	4.4%
Other	—	Other	—
Telecommunication Services	5.2%	Telecommunication Services	2.9%
Utilities	1.4%	Utilities	3.9%

	100.0%		100.0%

62

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (95.5%)
Consumer Discretionary — (19.1%)
*Carnival Corp.	695,842	$30,039,499	1.1%
CBS Corp. Class B	955,791	16,181,542	0.6%
*Comcast Corp. Class A	3,570,978	73,490,727	2.7%
Comcast Corp. Special Class A	1,432,185	27,684,136	1.0%
*Liberty Media Corp. Capital Class A	217,289	12,502,809	0.5%
*Liberty Media Corp. Interactive Class A	882,463	13,025,154	0.5%
*News Corp. Class A	2,360,850	34,137,891	1.3%
News Corp. Class B	937,272	15,071,334	0.6%
#*Royal Caribbean Cruises, Ltd.	322,500	12,751,650	0.5%
*Time Warner Cable, Inc.	693,942	40,158,424	1.5%
*Time Warner, Inc.	1,534,860	49,898,299	1.9%
Walt Disney Co. (The)	1,066,209	38,500,807	1.4%
Other Securities		167,930,087	6.3%

Total Consumer Discretionary		531,372,359	19.9%

Consumer Staples — (7.0%)
*Archer-Daniels-Midland Co.	759,376	25,302,408	0.9%
*CVS Caremark Corp.	1,510,745	45,503,639	1.7%
Kraft Foods, Inc.	1,821,573	58,782,161	2.2%
Other Securities		64,140,512	2.4%

Total Consumer Staples		193,728,720	7.2%

Energy — (14.5%)
*Anadarko Petroleum Corp.	845,068	52,030,837	2.0%
Chesapeake Energy Corp.	818,200	17,754,940	0.7%
*ConocoPhillips	1,766,829	104,949,643	3.9%
Hess Corp.	378,130	23,833,534	0.9%
*Marathon Oil Corp.	867,037	30,840,506	1.2%
National-Oilwell, Inc.	468,812	25,203,333	0.9%
Other Securities		150,451,534	5.6%

Total Energy		405,064,327	15.2%

Financials — (21.0%)
*Bank of America Corp.	7,159,212	81,901,385	3.1%
*Capital One Financial Corp.	571,140	21,286,388	0.8%
*Citigroup, Inc.	9,322,022	38,872,832	1.4%
CME Group, Inc.	82,877	24,005,323	0.9%
*JPMorgan Chase & Co.	494,504	18,608,186	0.7%
*Loews Corp.	680,172	26,853,191	1.0%
*MetLife, Inc.	1,000,002	40,330,081	1.5%
*Prudential Financial, Inc.	501,027	26,344,000	1.0%
*SunTrust Banks, Inc.	594,272	14,868,685	0.6%
Travelers Cos., Inc. (The)	450,950	24,892,440	0.9%
Other Securities		266,175,210	10.0%

Total Financials		584,137,721	21.9%

Health Care — (5.6%)
*Aetna, Inc.	503,313	15,028,926	0.6%
*Humana, Inc.	236,814	13,803,888	0.5%
*Thermo Fisher Scientific, Inc.	499,520	25,685,318	0.9%
*WellPoint, Inc.	501,340	27,242,816	1.0%
Other Securities		73,829,363	2.8%

Total Health Care		155,590,311	5.8%

Industrials — (13.4%)
*CSX Corp.	562,627	34,573,429	1.3%

63

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
FedEx Corp.	164,882	$14,463,449	0.5%
General Electric Co.	3,570,080	57,192,682	2.1%
*Norfolk Southern Corp.	545,229	33,526,131	1.3%
*Northrop Grumman Corp.	328,338	20,754,245	0.8%
*Southwest Airlines Co.	1,077,730	14,829,565	0.5%
*Union Pacific Corp.	660,982	57,954,902	2.2%
Other Securities		139,185,749	5.2%

Total Industrials		372,480,152	13.9%

Information Technology — (5.3%)
*Motorola, Inc.	1,624,811	13,242,210	0.5%
Xerox Corp.	1,791,473	20,960,234	0.8%
Other Securities		113,277,262	4.2%

Total Information Technology		147,479,706	5.5%

Materials — (3.3%)
*Alcoa, Inc.	1,145,369	15,038,695	0.5%
Dow Chemical Co. (The)	515,627	15,896,780	0.6%
*International Paper Co.	493,615	12,478,587	0.5%
Other Securities		49,854,798	1.9%

Total Materials		93,268,860	3.5%

Other — (0.0%)
Other Securities		54	0.0%

Telecommunication Services — (5.0%)
*AT&T, Inc.	4,065,906	115,878,321	4.3%
*Sprint Nextel Corp.	3,820,377	15,739,953	0.6%
Other Securities		7,038,681	0.3%

Total Telecommunication Services		138,656,955	5.2%

Utilities — (1.3%)
*Public Service Enterprise Group, Inc.	655,441	21,203,516	0.8%
Other Securities		15,049,649	0.6%

Total Utilities		36,253,165	1.4%

TOTAL COMMON STOCKS		2,658,032,330	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio — Institutional Shares	9,057,730	9,057,730	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (4.2%)
§@DFA Short Term Investment Fund	115,534,176	115,534,176	4.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $541,436 FNMA 3.500%, 10/01/20, valued at $566,452) to be repurchased at $549,963	$550	549,952	0.0%

TOTAL SECURITIES LENDING COLLATERAL		116,084,128	4.4%

64

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Value†	Percentage of Net Assets
TOTAL INVESTMENTS — (100.0%) (Cost $2,486,204,226)	$2,783,174,188	104.2%

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$531,372,359	—	—	$531,372,359
Consumer Staples	193,728,720	—	—	193,728,720
Energy	405,064,327	—	—	405,064,327
Financials	584,137,721	—	—	584,137,721
Health Care	155,590,311	—	—	155,590,311
Industrials	372,480,152	—	—	372,480,152
Information Technology	147,479,706	—	—	147,479,706
Materials	93,268,860	—	—	93,268,860
Other	—	$54	—	54
Telecommunication Services	138,656,955	—	—	138,656,955
Utilities	36,253,165	—	—	36,253,165
Rights/Warrants	—	—	—	—
Temporary Cash Investments	9,057,730	—	—	9,057,730
Securities Lending Collateral	—	116,084,128	—	116,084,128

TOTAL	$2,667,090,006	$116,084,182	—	$2,783,174,188

See accompanying Notes to Financial Statements.

65

THE TAX-MANAGED U.S. EQUITY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (94.0%)
Consumer Discretionary — (11.3%)
*Amazon.com, Inc.	36,900	$6,093,666	0.5%
#*Ford Motor Co.	324,140	4,580,098	0.3%
#*Home Depot, Inc.	168,342	5,198,401	0.4%
*McDonald’s Corp.	109,625	8,525,536	0.7%
Walt Disney Co. (The)	196,592	7,098,937	0.5%
Other Securities		123,109,599	9.6%

Total Consumer Discretionary		154,606,237	12.0%

Consumer Staples — (9.6%)
Altria Group, Inc.	213,900	5,437,338	0.4%
Coca-Cola Co. (The)	218,236	13,382,232	1.1%
Kraft Foods, Inc.	171,372	5,530,174	0.4%
*PepsiCo, Inc.	160,129	10,456,424	0.8%
Philip Morris International, Inc.	177,143	10,362,866	0.8%
*Procter & Gamble Co. (The)	296,827	18,869,292	1.5%
*Wal-Mart Stores, Inc.	214,602	11,624,990	0.9%
Other Securities		55,344,996	4.3%

Total Consumer Staples		131,008,312	10.2%

Energy — (9.9%)
*Chevron Corp.	203,714	16,828,814	1.3%
*ConocoPhillips	149,755	8,895,447	0.7%
*Exxon Mobil Corp.	519,047	34,501,054	2.7%
Occidental Petroleum Corp.	83,088	6,533,209	0.5%
*Schlumberger, Ltd.	121,266	8,475,281	0.7%
Other Securities		59,263,612	4.6%

Total Energy		134,497,417	10.5%

Financials — (12.1%)
*American Express Co.	111,405	4,618,851	0.4%
*Bank of America Corp.	924,879	10,580,616	0.8%
*Berkshire Hathaway, Inc.	62,164	4,945,768	0.4%
*Citigroup, Inc.	1,913,088	7,977,577	0.6%
*Goldman Sachs Group, Inc. (The)	50,300	8,095,785	0.6%
*JPMorgan Chase & Co.	406,172	15,284,252	1.2%
U.S. Bancorp.	203,215	4,913,739	0.4%
*Wells Fargo & Co.	508,428	13,259,802	1.0%
Other Securities		95,372,044	7.4%

Total Financials		165,048,434	12.8%

Health Care — (11.0%)
*Abbott Laboratories	153,600	7,882,752	0.6%
*Amgen, Inc.	98,171	5,614,400	0.4%
Bristol-Myers Squibb Co.	165,250	4,445,225	0.3%
*Johnson & Johnson	274,184	17,457,295	1.4%
Merck & Co., Inc.	318,253	11,546,219	0.9%
*Pfizer, Inc.	823,503	14,328,952	1.1%
Other Securities		88,119,931	6.9%

Total Health Care		149,394,774	11.6%

Industrials — (11.0%)
*3M Co.	66,923	5,636,255	0.4%
*Boeing Co. (The)	65,850	4,651,644	0.4%
*Caterpillar, Inc.	64,509	5,070,407	0.4%
General Electric Co.	1,093,771	17,522,211	1.4%
*Union Pacific Corp.	51,000	4,471,680	0.3%

66

THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
*United Parcel Service, Inc.	74,250	$4,999,995	0.4%
*United Technologies Corp.	89,870	6,719,580	0.5%
Other Securities		100,586,224	7.8%

Total Industrials		149,657,996	11.6%

Information Technology — (18.5%)
*Apple, Inc.	94,060	28,299,832	2.2%
*Cisco Sytems, Inc.	553,000	12,624,990	1.0%
*EMC Corp.	209,363	4,398,717	0.3%
*Google, Inc.	23,437	14,366,647	1.1%
Hewlett-Packard Co.	231,000	9,715,860	0.8%
*Intel Corp.	567,470	11,389,123	0.9%
*International Business Machines Corp.	124,703	17,907,351	1.4%
*Microsoft Corp.	767,007	20,433,066	1.6%
*Oracle Corp.	402,316	11,828,090	0.9%
*QUALCOMM, Inc.	162,070	7,314,219	0.6%
Other Securities		113,682,689	8.8%

Total Information Technology		251,960,584	19.6%

Materials — (4.2%)
Other Securities		57,032,534	4.4%

Other — (0.0%)
Other Securities		6	0.0%

Telecommunication Services — (2.8%)
*AT&T, Inc.	583,080	16,617,780	1.3%
*Verizon Communications, Inc.	289,775	9,408,994	0.7%
Other Securities		11,638,562	0.9%

Total Telecommunication Services		37,665,336	2.9%

Utilities — (3.6%)
Other Securities		49,419,103	3.9%

TOTAL COMMON STOCKS		1,280,290,733	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		5,354	0.0%

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	6,782,405	6,782,405	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (5.5%)
§@DFA Short Term Investment Fund	74,215,068	74,215,068	5.8%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $347,800 FNMA 3.500%, 10/01/20, valued at $363,869) to be repurchased at $353,277	$353	353,270	0.0%

TOTAL SECURITIES LENDING COLLATERAL		74,568,338	5.8%

TOTAL INVESTMENTS — (100.0%) (Cost $981,128,010)		$1,361,646,830	105.8%

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THE TAX-MANAGED U.S. EQUITY SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$154,606,237	—	—	$154,606,237
Consumer Staples	131,008,312	—	—	131,008,312
Energy	134,497,417	—	—	134,497,417
Financials	165,048,434	—	—	165,048,434
Health Care	149,385,314	$9,460	—	149,394,774
Industrials	149,657,996	—	—	149,657,996
Information Technology	251,960,584	—	—	251,960,584
Materials	57,032,534	—	—	57,032,534
Other	—	6	—	6
Telecommunication Services	37,665,336	—	—	37,665,336
Utilities	49,419,103	—	—	49,419,103
Rights/Warrants	5,354	—	—	5,354
Temporary Cash Investments	6,782,405	—	—	6,782,405
Securities Lending Collateral	—	74,568,338	—	74,568,338

TOTAL	$1,287,069,026	$74,577,804	—	$1,361,646,830

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands)

	The Tax-Managed U.S. Marketwide Value Series	The Tax-Managed U.S. Equity Series
ASSETS:
Investments at Value (including $110,889 and $71,829 of securities on loan, respectively)	$2,658,032	$1,280,296
Temporary Cash Investments at Value & Cost	9,058	6,783
Collateral Received from Securities on Loan at Value & Cost	116,084	74,568
Receivables:
Investment Securities Sold	12,390	48
Dividends and Interest	3,096	1,329
Securities Lending Income	139	27
Fund Shares Sold	1,068	188

Total Assets	2,799,867	1,363,239

LIABILITIES:
Payables:
Upon Return of Securities Loaned	116,084	74,568
Investment Securities Purchased	12,546	2,129
Due to Advisor	439	53
Accrued Expenses and Other Liabilities	125	66

Total Liabilities	129,194	76,816

NET ASSETS	$2,670,673	$1,286,423

Investments at Cost	$2,361,062	$899,777

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	The Tax-Managed U.S. Marketwide Value Series	The Tax-Managed U.S. Equity Series
Investment Income
Dividends	$39,390	$23,049
Interest	13	6
Income from Securities Lending	1,354	397

Total Investment Income	40,757	23,452

Expenses
Investment Advisory Services Fees	5,042	612
Accounting & Transfer Agent Fees	265	139
Custodian Fees	46	29
Shareholders’ Reports	10	5
Directors’/Trustees’ Fees & Expenses	24	11
Professional Fees	50	24
Other	27	16

Total Expenses	5,464	836

Net Investment Income (Loss)	35,293	22,616

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	76,239	15,808
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	353,972	166,588

Net Realized and Unrealized Gain (Loss)	430,211	182,396

Net Increase (Decrease) in Net Assets Resulting from Operations	$465,504	$205,012

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Tax-Managed U.S. Marketwide Value Series		The Tax-Managed U.S. Equity Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$35,293	$43,009	$22,616	$24,487
Net Realized Gain (Loss) on:
Investment Securities Sold	76,239	(224,739)	15,808	(289,047)
Futures	—	2,063	—	2,732
Change in Unrealized Appreciation
(Depreciation) of:
Investment Securities	353,972	417,983	166,588	328,914
Futures	—	(16)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	465,504	238,300	205,012	67,086

Transactions in Interest:
Contributions	111,014	347,943	49,823	111,879
Withdrawals	(195,772)	(487,040)	(110,005)	(305,880)

Net Increase (Decrease) from Transactions in Interest	(84,758)	(139,097)	(60,182)	(194,001)

Total Increase (Decrease) in Net Assets	380,746	99,203	144,830	(126,915)
Net Assets
Beginning of Period	2,289,927	2,190,724	1,141,593	1,268,508

End of Period	$2,670,673	$2,289,927	$1,286,423	$1,141,593

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Tax-Managed U.S. Marketwide Value Series							The Tax-Managed U.S. Equity Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005
Total Return	20.38%	12.76%	(37.44	)%(C)	0.67%	17.70%	16.44%	18.29%	8.56%	(32.28	)%(C)	7.38%	13.06%	10.15%
Net Assets, End of Period (thousands)	$2,670,673	$2,289,927	$2,190,724		$3,858,580	$3,521,559	$2,476,387	$1,286,423	$1,141,593	$1,268,508		$1,824,033	$1,487,786	$999,348
Ratio of Expenses to Average Net Assets	0.22%	0.23%	0.22	%(B)	0.22%	0.22%	0.24%	0.07%	0.09%	0.07	%(B)	0.07%	0.07%	0.09%
Ratio of Net Investment Income to Average Net Assets	1.40%	2.23%	2.09	%(B)	1.61%	1.63%	1.52%	1.85%	2.37%	1.91	%(B)	1.74%	1.71%	1.51%
Portfolio Turnover Rate	25%	28%	40	%(C)	21%	21%	12%	7%	27%	13	%(C)	6%	21%	10%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series (the “Series”) are presented in this section of the report.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Series utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—    Level 1 – quoted prices in active markets for identical securities

—    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—    Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

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A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Series did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Trustee shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board of the Fund (unless the Trustee files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Trustees have requested or received a distribution of proceeds of a deferred fee account.

3.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2010, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The Tax-Managed U.S. Marketwide Value Series	0.20%
The Tax-Managed U.S. Equity Series	0.05%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2010, the total related amounts paid to the CCO by the Trust were $68 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

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D.  Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The Tax-Managed U.S. Marketwide Value Series	$65
The Tax-Managed U.S. Equity Series	34

E.  Purchases and Sales of Securities:

For the year ended October 31, 2010, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
The Tax-Managed U.S. Marketwide Value Series	$615,740	$668,897
The Tax-Managed U.S. Equity Series	83,303	124,365

There were no purchases or sales of long-term U.S. government securities.

F.  Federal Income Taxes:

The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series are treated as partnerships for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The Tax-Managed U.S. Marketwide Value Series	$2,486,958	$567,002	$(270,786)	$296,216
The Tax-Managed U.S. Equity Series	981,588	403,673	(23,614)	380,059

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series’ tax position and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G.  Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price

75

(including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

2.    Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Series had no outstanding futures contracts.

H.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The Tax-Managed U.S. Marketwide Value Series	1.98%	$8,028	12	$5	$23,352
The Tax-Managed U.S. Equity Series	1.97%	2,701	14	2	5,601

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

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The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The Tax-Managed U.S. Equity Series	0.93%	$2,420	10	$1	$7,895

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

I.  Securities Lending:

As of October 31, 2010, the Series had securities on loan to brokers/dealers, for which each Series received cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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K.  Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L.  Other

The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M.  Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The Tax Managed U.S. Marketwide Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The Tax Managed U.S. Marketwide Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The Tax Managed U.S. Marketwide Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The Tax Managed U.S. Marketwide Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The Tax Managed U.S. Marketwide Value Series’ net asset value at this time. The Tax Managed U.S. Marketwide Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The Tax Managed U.S. Marketwide Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The Tax Managed U.S. Marketwide Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The Tax Managed U.S. Marketwide Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The Tax Managed U.S. Marketwide Value Series will pay or receive, as the case may be, a price based on net asset value of The Tax Managed U.S. Marketwide Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The Tax Managed U.S. Marketwide Value Series as incurred and in a manner similar to any other expense incurred by The Tax Managed U.S. Marketwide Value Series.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Managed U.S. Marketwide Value Series and The Tax-Managed U.S. Equity Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

79

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

80

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC -since 1993 DFAIDG -since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC -since 1993 DFAIDG -since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC -since 1993 DFAIDG -since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC -since 2000 DFAIDG -since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

81

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and

President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC -since 1993 DFAIDG -since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of

DFAIDG, DIG and DEM.

Trustee, Co-Chief

Executive Officer, Chief

Investment Officer and

Vice President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC -since 2009 DFAIDG -since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies

Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

82

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010

Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

83

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

84

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian A. Newton Vice President Age: 35	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

85

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since January 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

86

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

87

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

88

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolios to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Foreign Source Income(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
Tax-Managed U.S. Marketwide Value Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
Tax-Managed U.S. Equity Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
Tax-Managed U.S. Targeted Value Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
Tax-Managed U.S. Small Cap Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
T.A. U.S. Core Equity 2 Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
Tax-Managed DFA International Value Portfolio	100%	—	—	100%	100%	100%	8%	136%	100%	100%
T.A. World ex U.S. Core Equity Portfolio	100%	—	—	100%	100%	100%	8%	142%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, an is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

89

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DFA103110-002A

ANNUAL REPORT

year ended: October 31, 2010

Dimensional Investment Group Inc.

LWAS/DFA U.S. High Book to Market Portfolio

LWAS/DFA Two-Year Fixed Income Portfolio

LWAS/DFA Two-Year Government Portfolio

DFA Investment Dimensions Group Inc.

LWAS/DFA International High Book to Market Portfolio

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth
Chairman and Co-Chief Executive Officer

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ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DIMENSIONAL INVESTMENT GROUP INC.

DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company

Investment Footnotes

†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities”
are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Series as a part of this facility.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its
Master Funds.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
REIT	Real Estate Investment Trust
RIC	Registered Investment Company
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

2

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34% . Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35% . Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S.

3

Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

The portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

Domestic Equity Portfolio Performance Overview

LWAS/DFA U.S. High Book to Market Portfolio

The LWAS/DFA U.S. High Book to Market Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Master Fund about 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 19.71% for the Portfolio and 15.72% for the Russell 1000 Value® Index. Relative to the Index, the Master Fund’s higher concentration in securities with the most prominent value characteristics and composition differences among the Master Fund’s value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Master Fund and the Index across the market capitalization segments contributed to the outperformance, particularly the Master Fund’s smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Master Fund’s exclusion of REITs had a negative impact of approximately 0.7% relative to the Index as REITs was the best-performing sector over the period.

Fixed Income Market Review	12 Months Ended October 31, 2010

U.S. and international credit markets experienced relatively high levels of volatility during the fiscal year ended October 31, 2010. Investor appetite for credit risk was reasonably strong through most of the year, and credit spreads narrowed versus the previous fiscal period. Over the course of the year, the U.S. Federal Reserve maintained the target federal funds rate between 0.00% and 0.25% and continued to add liquidity into the financial system. Meanwhile, several major central banks around the world took similar actions to aid credit markets. The three-month London Interbank Offered Rate (LIBOR), a widely-used benchmark of short-term interest rates, finished the fiscal year unchanged at 0.28%, while the yield on 10-year U.S. Treasury notes declined 78 basis points. The U.S. yield curve remained upwardly sloped throughout the year.

	10/31/10	10/31/09	Change
Three-Month LIBOR (yield)	0.28%	0.28%	0.00%
Ten-Year U.S. Treasury Notes (yield)	2.61%	3.39%	-0.78%

Source: Bloomberg. “% Change” values are calculated prior to rounding.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the fiscal year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. For the 12 months ended October 31, 2010, total returns were 0.12% for three-month U.S. Treasury bills, 9.21% for five-year U.S. Treasury notes, and 11.68% for 30-year U.S. Treasury bonds.

Some of the Advisor’s fixed income strategies are based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term

4

securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher expected returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios lengthened, reflecting upwardly sloped yield curves in the U.S. and U.K.

Fixed Income Portfolio Performance Overview

LWAS/DFA Two-Year Fixed Income Portfolio

The LWAS/DFA Two-Year Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of high-quality fixed income securities maturing in two years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices (yields) the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if expected premiums can be documented and justified. Average maturity of the Portfolio increased to 1.71 years on October 31, 2010, from 1.47 years on October 31, 2009.

For the 12 months ended October 31, 2010, total returns were 1.89% for the LWAS/DFA Two-Year Fixed Income Portfolio and 3.18% for the BofA Merrill Lynch 1-3 Year US Corporate & Government Index. Structural differences between the Portfolio and Index were the primary reason for the Portfolio’s relative underperformance. A majority of the Portfolio’s holdings were invested in bonds rated AAA while the Index had a relatively large allocation to securities rated A or lower. Over the period, lower-rated securities benefited from tightening credit spreads and outperformed higher-rated securities. Additionally, the Portfolio’s performance was negatively affected by slightly lower duration versus the Index during the period of falling interest rates.

LWAS/DFA Two-Year Government Portfolio

The LWAS/DFA Two-Year Government Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. government securities maturing in two years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices (yields) the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if expected premiums can be documented and justified. Average maturity of the Portfolio increased to 1.71 years on October 31, 2010, from 1.47 years on October 31, 2009.

For the 12 months ended October 31, 2010, total returns were 1.98% for the LWAS/DFA Two-Year Government Portfolio and 2.56% for the BofA Merrill Lynch 1-3 Year US Treasury & Agency Index*. Structural differences between the Portfolio and Index were the primary reason for the Portfolio’s relative underperformance. Although the duration of the Portfolio was only slightly lower than that of the Index, the Portfolio underperformed the benchmark due to its inability to purchase securities with greater than 2 years to maturity. The Index had a 39.2% allocation to securities with 2-3 years maturities, which significantly outperformed shorter securities during the period of falling interest rates.

*Previously called BofA Merrill Lynch US Government Bond Index 1.

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DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

EXPENSE TABLES	Six Months Ended October 31, 2010
	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
LWAS/DFA U.S. High Book to Market Portfolio**
Actual Fund Return	$1,000.00	$ 974.20	0.34%	$1.69
Hypothetical 5% Annual Return	$1,000.00	$1,023.49	0.34%	$1.73
LWAS/DFA Two-Year Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,013.10	0.30%	$1.52
Hypothetical 5% Annual Return	$1,000.00	$1,023.69	0.30%	$1.53
LWAS/DFA Two-Year Government Portfolio
Actual Fund Return	$1,000.00	$1,013.70	0.28%	$1.42
Hypothetical 5% Annual Return	$1,000.00	$1,023.79	0.28%	$1.43

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

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DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following tables, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, are provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by category.

FEEDER FUND

Affiliated Investment Company
LWAS/DFA U.S. High Book to Market Portfolio	100.0%

FIXED INCOME PORTFOLIOS

LWAS/DFA Two-Year Fixed Income Portfolio
Corporate	22.5%
Government	52.5%
Foreign Government	20.0%
Supranational	5.0%

Total	100.0%

LWAS/DFA Two-Year Government Portfolio
Government	100.0%

Total	100.0%

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DIMENSIONAL INVESTMENT GROUP INC.

SCHEDULE OF INVESTMENTS

October 31, 2010

LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$67,322,788

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $51,744,095)	$67,322,788

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$67,322,788	—	—	$67,322,788

See accompanying Notes to Financial Statements.

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LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (65.8%)
Federal Farm Credit Bank
0.950%, 03/05/12	$500	$504,095
2.125%, 06/18/12	1,200	1,234,019
Federal Home Loan Bank
1.125%, 03/09/12	500	505,349
2.250%, 04/13/12	5,900	6,062,439
1.125%, 05/18/12	2,800	2,833,180
1.375%, 06/08/12	2,800	2,845,231
1.875%, 06/20/12	400	409,829
0.875%, 08/22/12	6,800	6,859,629
1.750%, 08/22/12	6,100	6,249,578
4.625%, 10/10/12	1,200	1,299,329
Federal Home Loan Mortgage Corporation
4.750%, 03/05/12	2,500	2,648,030
2.125%, 03/23/12	1,800	1,844,203
1.125%, 04/25/12	4,500	4,551,638
1.125%, 07/27/12	600	607,904
5.500%, 08/20/12	1,650	1,801,204
Federal National Mortgage Association
5.000%, 02/16/12	400	423,862
1.000%, 04/04/12	5,200	5,248,610
1.875%, 04/20/12	2,200	2,249,225
4.875%, 05/18/12	1,000	1,069,625
1.125%, 07/30/12	6,000	6,076,668
4.375%, 09/15/12	2,800	3,006,783

TOTAL AGENCY OBLIGATIONS		58,330,430

BONDS — (33.8%)
Citigroup, Inc.
1.250%, 09/22/11	400	403,471
1.250%, 11/15/11	1,600	1,614,755
Eksportfinans ASA
5.000%, 02/14/12	2,200	2,324,502
European Investment Bank
3.250%, 10/14/11	2,000	2,054,316
Export Development Canada
2.375%, 03/19/12	2,000	2,053,710
General Electric Capital Corp.
3.500%, 08/13/12	2,000	2,082,400
Goldman Sachs Group, Inc. (The)
3.250%, 06/15/12	1,900	1,987,544
HSBC USA, Inc.
3.125%, 12/16/11	2,100	2,165,241

	Face Amount	Value†
	(000)
International Bank for Reconstruction & Development
0.800%, 07/13/12	$2,000	$2,014,400
Japan Finance Corp.
2.000%, 06/24/11	1,000	1,009,718
1.500%, 07/06/12	1,000	1,012,020
JPMorgan Chase & Co.
2.125%, 06/22/12	2,200	2,261,428
Kreditanstalt fuer Wiederaufbau
1.250%, 06/15/12	1,800	1,823,517
Morgan Stanley
2.250%, 03/13/12	500	512,502
1.950%, 06/20/12	1,400	1,435,462
Oesterreichische Kontrollbank AG
4.750%, 11/08/11	2,000	2,086,104
Ontario, Province of Canada
2.625%, 01/20/12	1,000	1,027,185
4.950%, 06/01/12	1,000	1,070,041
Wachovia Corp.
5.300%, 10/15/11	1,000	1,045,002

TOTAL BONDS		29,983,318

	Shares

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	373,156	373,156

TOTAL INVESTMENTS — (100.0%) (Cost $88,014,051)		$88,686,904

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LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$58,330,430	—	$58,330,430
Bonds	—	29,983,318	—	29,983,318
Temporary Cash Investments	$373,156	—	—	373,156

TOTAL	$373,156	$88,313,748	—	$88,686,904

See accompanying Notes to Financial Statements.

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LWAS/DFA TWO-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (99.6%)
Federal Farm Credit Bank
1.150%, 04/05/12	$5,000	$5,056,855
2.125%, 06/18/12	5,800	5,964,424
Federal Home Loan Bank
5.750%, 05/15/12	12,600	13,644,275
1.125%, 05/18/12	20,900	21,147,665
1.375%, 06/08/12	27,400	27,842,620
1.875%, 06/20/12	15,600	15,983,323
4.625%, 08/15/12	1,340	1,441,171
0.875%, 08/22/12	13,800	13,921,012
1.750%, 08/22/12	13,600	13,933,486
2.000%, 09/14/12	20,800	21,421,005
1.625%, 09/26/12	11,600	11,869,224
4.625%, 10/10/12	17,250	18,677,852
Tennessee Valley Authority
6.790%, 05/23/12	1,000	1,098,857

TOTAL AGENCY OBLIGATIONS		172,001,769

TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $1,405,000 FNMA 5.50%, 12/01/38, valued at $723,064) to be repurchased at $712,011	712	712,000

TOTAL INVESTMENTS — (100.0%) (Cost $171,750,380)		$172,713,769

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$172,001,769	—	$172,001,769
Temporary Cash Investments	—	712,000	—	712,000

TOTAL	—	$172,713,769	—	$172,713,769

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value	$67,323
Receivables:
Affiliated Investment Company Sold	57
Prepaid Expenses and Other Assets	7

Total Assets	67,387

LIABILITIES:
Payables:
Fund Shares Redeemed	57
Due to Advisor	1
Accrued Expenses and Other Liabilities	15

Total Liabilities	73

NET ASSETS	$67,314

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	5,843,288

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.52

Investment in Affiliated Investment Company at Cost	$51,745

NET ASSETS CONSIST OF:
Paid-In Capital	$62,239
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	168
Accumulated Net Realized Gain (Loss)	(10,671)
Net Unrealized Appreciation (Depreciation)	15,578

NET ASSETS	$67,314

(1) NUMBER OF SHARES AUTHORIZED	300,000,000

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
ASSETS:
Investments at Value	$88,314	$172,002
Temporary Cash Investments at Value & Cost	373	712
Receivables:
Interest	430	977
Fund Shares Sold	184	81
Prepaid Expenses and Other Assets	8	10

Total Assets	89,309	173,782

LIABILITIES:
Payables:
Fund Shares Redeemed	18	6
Due to Advisor	11	22
Accrued Expenses and Other Liabilities	16	30

Total Liabilities	45	58

NET ASSETS	$89,264	$173,724

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	8,814,465	17,250,624

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.13	$10.07

Investments at Cost	$87,641	$171,039

NET ASSETS CONSIST OF:
Paid-In Capital	$88,065	$170,602
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	95	148
Accumulated Net Realized Gain (Loss)	431	2,011
Net Unrealized Appreciation (Depreciation)	673	963

NET ASSETS	$89,264	$173,724

(1) NUMBER OF SHARES AUTHORIZED	300,000,000	300,000,000

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	LWAS/DFA U.S. High Book to Market Portfolio*	LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
Investment Income
Dividends	$ 1,400	—	—
Interest	—	$ 931	$1,542
Income from Securities Lending	33	—	—
Expenses Allocated from Affiliated Investment Company	(78)	—	—

Total Investment Income	1,355	931	1,542

Expenses
Investment Advisory Services Fees	—	124	230
Administrative Services Fees	7	—	—
Accounting & Transfer Agent Fees	14	29	37
Shareholder Servicing Fees	101	66	123
Filing Fees	19	18	22
Shareholders’ Reports	9	10	19
Directors’/Trustees’ Fees & Expenses	1	1	1
Custodian Fees	—	2	3
Professional Fees	3	3	5
Other	1	4	4

Total Expenses	155	257	444

Net Investment Income (Loss)	1,200	674	1,098

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	5,618	751	2,031
Change in Unrealized Appreciation (Depreciation) of Investment Securities	5,142	128	(17)

Net Realized and Unrealized Gain (Loss)	10,760	879	2,014

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,960	$1,553	$3,112

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	LWAS/DFA U.S. High Book to Market Portfolio		LWAS/DFA Two-Year Fixed Income Portfolio		LWAS/DFA Two-Year Government Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,200	$1,302	$674	$1,426	$1,098	$2,266
Net Realized Gain (Loss) on Investment Securities Sold	5,618	(3,229)	751	823	2,031	2,856
Change in Unrealized Appreciation (Depreciation) of Investment Securities	5,142	8,041	128	967	(17)	1,507

Net Increase (Decrease) in Net Assets Resulting from Operations	11,960	6,114	1,553	3,216	3,112	6,629

Distributions From:
Net Investment Income	(1,187)	(1,505)	(714)	(1,709)	(1,184)	(2,630)
Net Short-Term Gains	—	—	—	—	(956)	—
Net Long-Term Gains	—	—	—	—	(1,081)	—

Total Distributions	(1,187)	(1,505)	(714)	(1,709)	(3,221)	(2,630)

Capital Share Transactions (1):
Shares Issued	4,217	9,566	20,893	23,629	62,949	59,636
Shares Issued in Lieu of Cash Distributions	1,036	1,340	581	1,518	2,132	1,747
Shares Redeemed	(14,639)	(18,050)	(10,447)	(33,321)	(27,756)	(62,659)

Net Increase (Decrease) from Capital Share Transactions	(9,386)	(7,144)	11,027	(8,174)	37,325	(1,276)

Total Increase (Decrease) in Net Assets	1,387	(2,535)	11,866	(6,667)	37,216	2,723
Net Assets
Beginning of Period	65,927	68,462	77,398	84,065	136,508	133,785

End of Period	$67,314	$65,927	$89,264	$77,398	$173,724	$136,508

(1) Shares Issued and Redeemed:
Shares Issued	386	1,238	2,078	2,370	6,294	5,944
Shares Issued in Lieu of Cash Distributions	98	186	58	154	214	175
Shares Redeemed	(1,365)	(2,271)	(1,039)	(3,351)	(2,777)	(6,256)

Net Increase (Decrease) from Shares Issued and Redeemed	(881)	(847)	1,097	(827)	3,731	(137)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$168	$155	$95	$135	$148	$234

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Net Asset Value, Beginning of Period	$9.80	$9.04	$15.35	$16.10	$13.91	$12.28

Income from Investment Operations
Net Investment Income (Loss)	0.19	(A)	0.18	(A)	0.21	(A)	0.20	(A)	0.23	(A)	0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	1.72	0.79	(5.48)	(0.26)	2.23	1.57

Total from Investment Operations	1.91	0.97	(5.27)	(0.06)	2.46	1.76

Less Distributions
Net Investment Income	(0.19)	(0.21)	(0.21)	(0.20)	(0.22)	(0.13)
Net Realized Gains	—	—	(0.83)	(0.49)	(0.05)	—

Total Distributions	(0.19)	(0.21)	(1.04)	(0.69)	(0.27)	(0.13)

Net Assets Value, End of Period	$11.52	$9.80	$9.04	$15.35	$16.10	$13.91

Total Return	19.71%	11.61%	(36.69	)%(C)	(0.51)%	17.90%	14.44%

Net Assets, End of Period (thousands)	$67,314	$65,927	$68,462	$119,833	$124,983	$103,311
Ratio of Expenses to Average Net Assets (D)	0.35%	0.38%	0.33	%(B)	0.32%	0.32%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.78%	2.20%	1.72	%(B)	1.20%	1.54%	1.43%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Net Asset Value, Beginning of Period	$10.03	$9.84	$9.95	$9.94	$9.82	$9.90	$10.10	$9.80	$9.89	$9.87	$9.75	$9.83

Income from Investment Operations
Net Investment Income (Loss)	0.08	(A)	0.19	(A)	0.28	(A)	0.49	(A)	0.35	(A)	0.27	0.07	(A)	0.18	(A)	0.24	(A)	0.46	(A)	0.34	(A)	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	0.11	0.23	(0.04)	—	0.08	(0.11)	0.13	0.33	(0.03)	0.01	0.08	(0.10)

Total from Investment Operations	0.19	0.42	0.24	0.49	0.43	0.16	0.20	0.51	0.21	0.47	0.42	0.16

Less Distributions
Net Investment Income	(0.09)	(0.23)	(0.35)	(0.48)	(0.31)	(0.24)	(0.08)	(0.21)	(0.30)	(0.45)	(0.30)	(0.24)
Net Realized Gains	—	—	—	—	—	—	(0.15)	—	—	—	—	—

Total Distributions	(0.09)	(0.23)	(0.35)	(0.48)	(0.31)	(0.24)	(0.23)	(0.21)	(0.30)	(0.45)	(0.30)	(0.24)

Net Asset Value, End of Period	$10.13	$10.03	$9.84	$9.95	$9.94	$9.82	$10.07	$10.10	$9.80	$9.89	$9.87	$9.75

Total Return	1.89%	4.31%	2.46	%(C)	5.03%	4.47%	1.65%	1.98%	5.21%	2.13	%(C)	4.85%	4.42%	1.67%

Net Assets, End of Period (thousands)	$89,264	$77,398	$84,065	$96,442	$86,082	$80,199	$173,724	$136,508	$133,785	$110,338	$72,948	$68,708
Ratio of Expenses to Average Net Assets	0.31%	0.34%	0.31	%(B)	0.31%	0.31%	0.36%	0.29%	0.31%	0.30	%(B)	0.31%	0.32%	0.37%
Ratio of Net Investment Income to Average Net Assets	0.82%	1.92%	3.04	%(B)	4.94%	3.57%	2.72%	0.72%	1.76%	2.69	%(B)	4.66%	3.45%	2.67%
Portfolio Turnover Rate	113%	77%	20	%(C)	22%	15%	48%	166%	112%	7	%(C)	0%	29%	44%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which three (the “Portfolios”) are presented in this report.

LWAS/DFA U.S. High Book to Market Portfolio (“Feeder Fund”) primarily invests its assets in The U.S. Large Cap Value Series (the “Series”), a corresponding Series of The DFA Investment Trust Company. At October 31, 2010, the Portfolio owned 1% of the Series.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701 -3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the fund is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.     Security Valuation:     The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•      Level 1 – quoted prices in active markets for identical securities

•      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Debt securities held by LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These valuations are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is

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calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

LWAS/DFA U.S. High Book to Market Portfolio’s investment reflects its proportionate interest in the net assets of The U.S. Large Cap Value Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.     Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two- Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

3.     Other:    LWAS/DFA U.S. High Book to Market Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from The U.S. Large Cap Value Series, which is treated as a partnership for federal income tax purposes. Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to the Portfolios are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Feeder Fund, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the two Portfolios, other than the Feeder Fund. For the year ended October 31, 2010, the Portfolios’ administrative services fees or investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

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	Administrative Services Fees	Advisory Services Fees
LWAS/DFA U.S. High Book to Market Portfolio	0.01%	—
LWAS/DFA Two-Year Fixed Income Portfolio	—	0.15%
LWAS/DFA Two-Year Government Portfolio	—	0.15%

In addition, pursuant to a Client Service Agreement with LWI Financial Inc. (“LWIF”), the Portfolios pay fees to LWIF at the following effective annual rates of their average daily net assets:

Shareholder Servicing Fees
LWAS/DFA U.S. High Book to Market Portfolio	0.15%
LWAS/DFA Two-Year Fixed Income Portfolio	0.08%
LWAS/DFA Two-Year Government Portfolio	0.08%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $29 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

LWAS/DFA U.S. High Book to Market Portfolio	$2
LWAS/DFA Two-Year Fixed Income Portfolio	2
LWAS/DFA Two-Year Government Portfolio	4

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
LWAS/DFA Two-Year Fixed Income Portfolio	$75,173	$72,693	$28,668	$18,960
LWAS/DFA Two-Year Government Portfolio	288,821	251,316	—	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to the recharacterizations

20

of partnership income from net investment income to capital gain and were reclassified to the following accounts. These reclassifications had no effect on net asset value per share (amounts in thousands):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)

LWAS/DFA U.S. High Book to Market Portfolio	—	—

The tax character of dividends and distributions declared and paid during the years ended October 31, 2009 and October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
LWAS/DFA U.S. High Book to Market Portfolio
2009	$1,505	—	$1,505
2010	1,187	—	1,187
LWAS/DFA Two-Year Fixed Income Portfolio
2009	1,709	—	1,709
2010	714	—	714
LWAS/DFA Two-Year Government Portfolio
2009	2,630	—	2,630
2010	2,140	$1,081	3,221

At October 31, 2010, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings Accumulated (Losses)
LWAS/DFA U.S. High Book to Market Portfolio	$ 170	—	$(10,671)	$(10,501)
LWAS/DFA Two-Year Fixed Income Portfolio	447	$ 81	—	528
LWAS/DFA Two-Year Government Portfolio	2,052	111	—	2,163

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on October 31,
	2013	2014	2015	2016	2017	Total
LWAS/DFA U.S. High Book to Market Portfolio	—	—	—	—	$10,671	$10,671

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During the year ended October 31, 2010, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

LWAS/DFA U.S. High Book to Market Portfolio	$5,618
LWAS/DFA Two-Year Fixed Income Portfolio	320

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
LWAS/DFA U.S. High Book to Market Portfolio	$ 51,744	$16,881	$(1,302)	$15,579
LWAS/DFA Two-Year Fixed Income Portfolio	88,014	631	42	673
LWAS/DFA Two-Year Government Portfolio	171,751	963	—	963

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Portfolios’ tax positions and has concluded that no provision for income tax is required in any Portfolios’ financial statements. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701 -3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

G. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the Financial Statements and concentrations of credit and market risk. The instruments and its significant corresponding risks are described below:

1. Repurchase Agreements:   LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

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H. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2010.

I. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

K. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
LWAS/DFA U.S. High Book to Market Portfolio	2	98%
LWAS/DFA Two-Year Fixed Income Portfolio	3	100%
LWAS/DFA Two-Year Government Portfolio	2	93%

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The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

L. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The U.S. Large Cap Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LWAS/DFA U.S. High Book to Market Portfolio, LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio (constituting portfolios within Dimensional Investment Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian, and by correspondence with the transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

25

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHART

26

DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61% .

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010	U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Master-Feeder Structure

The Portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the Portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

27

International Equity Portfolio Performance Overview

LWAS/DFA International High Book to Market Portfolio

The LWAS/DFA International High Book to Market Portfolio seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Master Fund held 528 stocks in 23 developed countries. In general the Master Fund was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2010, total returns were 10.85% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Master Fund’s greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Portfolio’s outperformance is due to differences in valuation timing and methodology between the Master Fund and the Index. The Master Fund prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 pm London time. The Master Fund utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

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DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

	Six Months Ended October 31, 2010
EXPENSE TABLE
	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,062.30	0.50%	$2.60
Hypothetical 5% Annual Return	$1,000.00	$1,022.68	0.50%	$2.55

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

29

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

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DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULE OF INVESTMENTS

October 31, 2010

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$85,907,450

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $64,284,483)	$85,907,450

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$85,907,450	—	—	$85,907,450

See accompanying Notes to Financial Statements.

31

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value	$85,907
Prepaid Expenses and Other Assets	7

Total Assets	85,914

LIABILITIES:
Payables:
Due to Advisor	1
Accrued Expenses and Other Liabilities	21

Total Liabilities	22

NET ASSETS	$85,892

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	8,276,191

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.38

Investment in Affiliated Investment Company at Cost	$64,284

NET ASSETS CONSIST OF:
Paid-In Capital	$58,976
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	233
Accumulated Net Realized Gain (Loss)	5,045
Net Unrealized Foreign Exchange Gain (Loss)	15
Net Unrealized Appreciation (Depreciation)	21,623

NET ASSETS	$85,892

(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.

32

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $198)	$2,195
Interest	1
Income from Securities Lending	109
Expenses Allocated from Affiliated Investment Company	(195)

Total Investment Income	2,110

Expenses
Administrative Services Fees	8
Accounting & Transfer Agent Fees	14
Shareholder Servicing Fees	157
Filing Fees	18
Shareholders’ Reports	11
Directors’/Trustees’ Fees & Expenses	1
Professional Fees	4
Other	1

Total Expenses	214

Net Investment Income (Loss)	1,896

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	5,051
Foreign Currency Transactions	(4)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,473
Translation of Foreign Currency Denominated Amounts	12

Net Realized and Unrealized Gain (Loss)	6,532

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,428

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

33

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,896	$2,221
Net Realized Gain (Loss) on:
Investment Securities Sold	5,051	504
Futures	—	(2)
Foreign Currency Transactions	(4)	54
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,473	19,636
Translation of Foreign Currency Denominated Amounts	12	3

Net Increase (Decrease) in Net Assets Resulting from Operations	8,428	22,416

Distributions From:
Net Investment Income	(1,911)	(2,264)
Net Short-Term Gains	(509)	—
Net Long-Term Gains	—	(26,436)

Total Distributions	(2,420)	(28,700)

Capital Share Transactions (1):
Shares Issued	7,805	17,247
Shares Issued in Lieu of Cash Distributions	2,054	25,369
Shares Redeemed	(15,479)	(35,147)

Net Increase (Decrease) from Capital Share Transactions	(5,620)	7,469

Total Increase (Decrease) in Net Assets	388	1,185
Net Assets
Beginning of Period	85,504	84,319

End of Period	$85,892	$85,504

(1) Shares Issued and Redeemed:
Shares Issued	805	2,238
Shares Issued in Lieu of Cash Distributions	226	3,560
Shares Redeemed	(1,609)	(4,341)

Net Increase (Decrease) from Shares Issued and Redeemed	(578)	1,457

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$233	$252

See accompanying Notes to Financial Statements.

34

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Net Asset Value, Beginning of Period	$9.66	$11.40	$24.32	$21.89	$17.49	$15.93

Income from Investment Operations
Net Investment Income (Loss)	0.22	(A)	0.25	(A)	0.66	(A)	0.65	(A)	0.61	(A)	0.48
Net Gains (Losses) on Securities (Realized and Unrealized)	0.79	2.14	(11.36)	2.98	5.23	1.87

Total from Investment Operations	1.01	2.39	(10.70)	3.63	5.84	2.35

Less Distributions
Net Investment Income	(0.23)	(0.27)	(0.70)	(0.58)	(0.63)	(0.43)
Net Realized Gains	(0.06)	(3.86)	(1.52)	(0.62)	(0.81)	(0.36)

Total Distributions	(0.29)	(4.13)	(2.22)	(1.20)	(1.44)	(0.79)

Net Asset Value, End of Period	$10.38	$9.66	$11.40	$24.32	$21.89	$17.49

Total Return	10.85%	34.92%	(47.99	)%(C)	17.05%	35.40%	15.32%

Net Assets, End of Period (thousands)	$85,892	$85,504	$84,319	$185,239	$179,984	$138,782
Ratio of Expenses to Average Net Assets (D)	0.50%	0.52%	0.47	%(B)	0.46%	0.47%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.29%	2.99%	3.74	%(B)	2.76%	3.14%	2.88%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

35

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifty-eight operational portfolios, of which LWAS/DFA International High Book to Market Portfolio (“the Portfolio”) is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2010, the Portfolio owned 1% of the Series.

On November 1, 2008, The DFAInternational Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701 -3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s investment reflects its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

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2.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2010, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $2 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

3.    Other:    The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from The DFA International Value Series, which is treated as a partnership for federal income tax purposes. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2010, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets of the Portfolio.

In addition, pursuant to a Client Service Agreement with LWI Financial Inc. (“LWIF”), the Portfolio pays a Shareholder Servicing fee to LWIF at the effective annual rate of 0.19% of its average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $211 (in thousands). The total related amount paid by the Portfolio is included in Other Expenses on the Statement of Operations.

37

D. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged, or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to the reclassification of foreign currency gains to net investment income for income tax purposes were reclassified to the following accounts. These reclassifications had no effect on net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(4)	$4

The tax character of dividends and distributions declared and paid during the years ended October 31, 2009 and October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
2009	$2,267	$26,433	$28,700
2010	2,420	—	2,420

At October 31, 2010, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Losses)
$535	$4,749	$5,284

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$64,287	$24,883	$(3,263)	$21,620

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each

38

Portfolios’ tax positions and has concluded that no provision for income tax is required in any Portfolios’ financial statements. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701 -3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

E. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2010.

F. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB

39

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

H. Other:

At October 31, 2010, two shareholders held approximately 98% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

I. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of LWAS/DFA International High Book to Market Portfolio and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LWAS/DFA International High Book to Market Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

41

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

The U.S. Large Cap Value Series vs. Russell 1000® Value Index
October 31, 2000-October 31, 2010

Growth of $10,000
The U.S. Large Cap Value Series
Russell 1000® Value Index
$30,000
$20,000
$10,000
$0
10/00
2002
2003
2004
2005
2006
2007
2008
2009
2010
10/10
$16,534
$12,979

Average Annual Total Return	One Year	Five Years	Ten Years
	19.96%	0.86%	5.16%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The DFA International Value Series vs. MSCI World ex USA Index (net dividends)
October 31, 2000-October 31, 2010

Growth of $10,000
The DFA International Value Series
MSCI World ex USA Index (net dividends)
$30,000
$20,000
$10,000
$0
10/00
2002
2003
2004
2005
2006
2007
2008
2009
2010
10/10
$21,905
$14,182

Average Annual Total Return	One Year	Five Years	Ten Years
	11.13%	4.92%	8.16%

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2010, all rights reserved.

42

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34% . Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell® 1000 Growth Index outperformed those represented by the Rus-sell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35% . Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the

43

“Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Series’ Performance Overview

The U.S. Large Cap Value Series

The U.S. Large Cap Value Series seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Series held 211 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 19.96% for the Series and 15.72% for the Russell 1000® Value Index. Relative to the Index, the Series’ higher concentration in securities with the most prominent value characteristics and composition differences among the Series’ value stocks added approximately 4.2% to the relative performance. Differences in allocation and composition between the Series and the Index across the market capitalization segments contributed to the outperformance, particularly the Series’ smaller allocation to the largest stocks and the composition of those stocks which added approximately 2.9% to the relative performance. The Series’ exclusion of REITs had a negative impact of approximately 0.7% relative to the Index as REITs was the best-performing sector over the period.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61% .

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Growth Index	6.38%
MSCI World ex USA Value Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%

44

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Series’ Performance Overview

The DFA International Value Series

The International Value Series seeks to capture the returns of international large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Series held 528 stocks in 23 developed countries. In general the portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2010, total returns were 11.13% for the Series and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Series’ greater allocation than the Index to these deeper value stocks contributed to relative performance. An additional component of the Series’ outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Series prices foreign exchange rates at the closing of U.S. markets, while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets, while the Index uses local market closing prices.

45

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

EXPENSE TABLES	Six Months Ended October 31, 2010

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$ 975.20	0.11%	$0.55
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

The DFA International Value Series
Actual Fund Return	$1,000.00	$1,063.80	0.24%	$1.25
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

46

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31.The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The U.S. Large Cap Value Series
Consumer Discretionary	18.2%
Consumer Staples	7.8%
Energy	15.5%
Financials	21.4%
Health Care	8.9%
Industrials	14.1%
Information Technology	3.3%
Materials	3.4%
Telecommunication Services	6.2%
Utilities	1.2%

100.0%

The DFA International Value Series
Consumer Discretionary	15.8%
Consumer Staples	6.0%
Energy	10.1%
Financials	31.6%
Health Care	1.2%
Industrials	10.2%
Information Technology	3.6%
Materials	11.7%
Other	—
Telecommunication Services	7.6%
Utilities	2.2%

100.0%

47

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (90.0%)
Consumer Discretionary — (16.4%)
#*Carnival Corp.	2,792,987	$120,573,249	1.4%
CBS Corp. Class B	3,870,469	65,527,040	0.7%
#*Comcast Corp. Class A	11,535,742	237,405,570	2.7%
Comcast Corp. Special Class A	3,843,964	74,303,824	0.8%
#*Liberty Media Corp. Interactive Class A	3,585,265	52,918,511	0.6%
#*News Corp. Class A	8,601,307	124,374,899	1.4%
#News Corp. Class B	3,247,295	52,216,504	0.6%
*Time Warner Cable, Inc.	2,004,056	115,974,721	1.3%
*Time Warner, Inc.	6,251,359	203,231,681	2.3%
#Walt Disney Co. (The)	3,195,385	115,385,352	1.3%
Other Securities		436,691,700	5.0%

Total Consumer Discretionary		1,598,603,051	18.1%

Consumer Staples — (7.0%)
*Archer-Daniels-Midland Co.	2,712,432	90,378,234	1.0%
#*CVS Caremark Corp.	6,345,280	191,119,834	2.2%
#Kraft Foods, Inc.	5,204,766	167,957,799	1.9%
Other Securities		236,916,702	2.7%

Total Consumer Staples		686,372,569	7.8%

Energy — (14.0%)
#*Anadarko Petroleum Corp.	2,760,568	169,968,172	1.9%
#Chesapeake Energy Corp.	3,103,882	67,354,239	0.8%
*Chevron Corp.	999,295	82,551,760	0.9%
#*ConocoPhillips	5,935,876	352,591,034	4.0%
Hess Corp.	1,348,669	85,006,607	1.0%
*Marathon Oil Corp.	3,475,819	123,634,882	1.4%
National-Oilwell, Inc.	1,945,893	104,611,208	1.2%
*Valero Energy Corp.	2,637,648	47,345,782	0.5%
Other Securities		333,750,889	3.8%

Total Energy		1,366,814,573	15.5%

Financials — (19.2%)
*Bank of America Corp.	19,776,300	226,240,872	2.6%
#*Capital One Financial Corp.	2,303,387	85,847,234	1.0%
*Citigroup, Inc.	66,697,025	278,126,594	3.1%
CME Group, Inc.	293,931	85,137,114	1.0%
#*Hartford Financial Services Group, Inc.	1,998,882	47,933,190	0.5%
*Loews Corp.	2,592,160	102,338,477	1.2%
#*MetLife, Inc.	4,397,300	177,343,109	2.0%
*Morgan Stanley	2,707,152	67,326,870	0.8%
#*Prudential Financial, Inc.	2,043,858	107,466,054	1.2%
#*SunTrust Banks, Inc.	2,311,090	57,823,472	0.7%
#Travelers Cos., Inc. (The)	1,196,594	66,051,989	0.7%
Other Securities		576,347,243	6.5%

Total Financials		1,877,982,218	21.3%

Health Care — (8.0%)
*Aetna, Inc.	1,935,699	57,799,972	0.7%
*Pfizer, Inc.	10,541,551	183,422,987	2.1%
*Thermo Fisher Scientific, Inc.	1,915,352	98,487,400	1.1%
#UnitedHealth Group, Inc.	2,647,609	95,446,304	1.1%
*WellPoint, Inc.	2,580,122	140,203,829	1.6%
Other Securities		205,647,709	2.3%

Total Health Care		781,008,201	8.9%

48

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (12.7%)
*CSX Corp.	2,287,204	$140,548,686	1.6%
General Electric Co.	19,264,818	308,622,384	3.5%
*Norfolk Southern Corp.	2,186,220	134,430,668	1.5%
#*Northrop Grumman Corp.	1,926,678	121,785,316	1.4%
*Southwest Airlines Co.	4,316,432	59,394,104	0.7%
*Union Pacific Corp.	2,835,808	248,643,645	2.8%
Other Securities		224,330,398	2.5%

Total Industrials		1,237,755,201	14.0%

Information Technology — (2.9%)
Other Securities		287,523,914	3.3%

Materials — (3.1%)
#*Alcoa, Inc.	5,082,514	66,733,409	0.7%
*International Paper Co.	2,298,491	58,105,852	0.7%
Other Securities		178,601,082	2.0%

Total Materials		303,440,343	3.4%

Telecommunication Services — (5.6%)
*AT&T, Inc.	11,515,790	328,200,015	3.7%
#*CenturyLink, Inc.	1,178,012	48,746,137	0.6%
*Sprint Nextel Corp.	13,734,331	56,585,444	0.6%
*Verizon Communications, Inc.	2,096,010	68,057,445	0.8%
Other Securities		43,693,274	0.5%

Total Telecommunication Services		545,282,315	6.2%

Utilities — (1.1%)
*Public Service Enterprise Group, Inc.	1,668,763	53,984,483	0.6%
Other Securities		51,447,310	0.6%

Total Utilities		105,431,793	1.2%

TOTAL COMMON STOCKS		8,790,214,178	99.7%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	32,140,674	32,140,674	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (9.7%)
§@DFA Short Term Investment Fund	936,367,625	936,367,625	10.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $4,388,158 FNMA 3.500%, 10/01/20, valued at $4,590,901) to be repurchased at $4,457,270	$4,457	4,457,185	0.1%

TOTAL SECURITIES LENDING COLLATERAL		940,824,810	10.7%

TOTAL INVESTMENTS — (100.0%) (Cost $7,923,085,138)		$9,763,179,662	110.7%

49

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,598,603,051	—	—	$1,598,603,051
Consumer Staples	686,372,569	—	—	686,372,569
Energy	1,366,814,573	—	—	1,366,814,573
Financials	1,877,982,218	—	—	1,877,982,218
Health Care	781,008,201	—	—	781,008,201
Industrials	1,237,755,201	—	—	1,237,755,201
Information Technology	287,523,914	—	—	287,523,914
Materials	303,440,343	—	—	303,440,343
Telecommunication Services	545,282,315	—	—	545,282,315
Utilities	105,431,793	—	—	105,431,793
Temporary Cash Investments	32,140,674	—	—	32,140,674
Securities Lending Collateral	—	$940,824,810	—	940,824,810

TOTAL	$8,822,354,852	$940,824,810	—	$9,763,179,662

See accompanying Notes to Financial Statements.

50

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (5.0%)
Australia & New Zealand Banking Group, Ltd.	2,206,006	$53,819,204	0.8%
#National Australia Bank, Ltd.	2,107,947	52,758,343	0.8%
Wesfarmers, Ltd.	2,331,991	75,875,057	1.1%
Other Securities		224,889,210	3.2%

TOTAL AUSTRALIA		407,341,814	5.9%

AUSTRIA — (0.4%)
Other Securities		29,957,894	0.4%

BELGIUM — (0.6%)
Other Securities		46,661,837	0.7%

CANADA — (9.6%)
#Encana Corp	2,051,015	57,936,800	0.9%
#Sun Life Financial, Inc.	1,367,335	38,691,331	0.6%
#Suncor Energy, Inc.	2,191,586	70,223,581	1.0%
#Talisman Energy, Inc.	2,353,184	42,661,410	0.6%
Teck Resources, Ltd. Class B	1,418,230	63,409,440	0.9%
#Thomson Reuters Corp.	1,832,184	69,971,141	1.0%
#TransCanada Corp.	1,941,948	71,725,837	1.0%
Other Securities		358,917,190	5.2%

TOTAL CANADA		773,536,730	11.2%

DENMARK — (1.3%)
Other Securities		108,243,005	1.6%

FINLAND — (0.8%)
Other Securities		61,678,555	0.9%

FRANCE — (7.0%)
AXA SA	2,818,397	51,399,167	0.8%
BNP Paribas SA	607,569	44,441,191	0.6%
Cie de Saint-Gobain SA	875,747	41,144,800	0.6%
GDF Suez SA	1,019,150	40,722,357	0.6%
Societe Generale Paris SA	1,074,333	64,422,284	0.9%
Vivendi SA	2,798,643	79,971,735	1.2%
Other Securities		244,435,064	3.5%

TOTAL FRANCE		566,536,598	8.2%

GERMANY — (7.9%)
Allianz SE	481,474	60,300,624	0.9%
Bayerische Motoren Werke AG	915,762	65,634,885	1.0%
*Daimler AG	2,088,586	138,020,977	2.0%
Deutsche Bank AG	987,090	56,862,241	0.8%
Deutsche Telekom AG	2,852,483	41,282,568	0.6%
#Deutsche Telekom AG Sponsored ADR	3,099,741	44,667,268	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	412,644	64,496,557	0.9%
Other Securities		169,733,757	2.5%

TOTAL GERMANY		640,998,877	9.3%

GREECE — (0.1%)
Other Securities		8,298,682	0.1%

HONG KONG — (1.5%)
Hutchison Whampoa, Ltd.	5,621,000	55,586,897	0.8%
Other Securities		65,265,505	0.9%

TOTAL HONG KONG		120,852,402	1.7%

51

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.1%)
Other Securities		$4,941,532	0.1%

ISRAEL — (0.4%)
Other Securities		29,466,537	0.4%

ITALY — (1.8%)
Intesa Sanpaolo SpA	10,656,633	37,481,113	0.5%
#UniCredit SpA	15,858,749	41,344,820	0.6%
Other Securities		69,762,927	1.0%

TOTAL ITALY		148,588,860	2.1%

JAPAN — (17.3%)
FUJIFILM Holdings Corp.	1,327,000	44,270,853	0.6%
#Nissan Motor Co., Ltd.	4,831,600	42,464,027	0.6%
#Sony Corp. Sponsored ADR	1,801,665	60,968,344	0.9%
#Sumitomo Corp.	3,241,900	41,045,075	0.6%
Other Securities		1,210,511,398	17.5%

TOTAL JAPAN		1,399,259,697	20.2%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.3%)
#ArcelorMittal NV	2,446,831	79,175,937	1.2%
*ING Groep NV	3,356,113	35,906,230	0.5%
Koninklijke Philips Electronics NV	2,087,065	63,660,707	0.9%
Other Securities		84,238,184	1.2%

TOTAL NETHERLANDS		262,981,058	3.8%

NEW ZEALAND — (0.1%)
Other Securities		4,293,061	0.1%

NORWAY — (1.0%)
Other Securities		84,129,497	1.2%

PORTUGAL — (0.1%)
Other Securities		8,195,419	0.1%

SINGAPORE — (1.4%)
Other Securities		109,763,918	1.6%

SPAIN — (2.1%)
#Repsol YPF SA Sponsored ADR	1,432,181	39,657,092	0.6%
Other Securities		130,802,294	1.9%

TOTAL SPAIN		170,459,386	2.5%

SWEDEN — (2.6%)
#Nordea Bank AB	5,498,608	60,543,289	0.9%
Other Securities		150,105,334	2.1%

TOTAL SWEDEN		210,648,623	3.0%

SWITZERLAND — (5.7%)
Compagnie Financiere Richemont SA Series A	897,817	44,781,503	0.6%
Credit Suisse Group AG	1,085,706	44,946,721	0.7%
#Holcim, Ltd. AG	739,477	46,066,677	0.7%
Swiss Reinsurance Co., Ltd. AG	931,611	44,761,229	0.6%
#*UBS AG	3,710,052	63,024,671	0.9%
Zurich Financial Services AG	322,634	78,954,165	1.1%
Other Securities		141,879,887	2.1%

TOTAL SWITZERLAND		464,414,853	6.7%

52

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (15.1%)
Aviva P.L.C.	7,396,866	$ 47,172,407	0.7%
#Barclays P.L.C. Sponsored ADR	4,180,831	73,791,667	1.1%
International Power P.L.C.	6,483,180	43,257,401	0.6%
Kingfisher P.L.C.	10,285,817	39,184,977	0.6%
#Royal Dutch Shell P.L.C. ADR	3,170,896	203,952,031	2.9%
Vodafone Group P.L.C.	34,976,333	95,611,963	1.4%
#Vodafone Group P.L.C. Sponsored ADR	8,066,329	221,904,711	3.2%
William Morrison Supermarkets P.L.C.	8,127,143	38,248,483	0.5%
Xstrata P.L.C.	3,843,909	74,469,535	1.1%
Other Securities		384,330,100	5.6%

TOTAL UNITED KINGDOM		1,221,923,275	17.7%

TOTAL COMMON STOCKS		6,883,172,110	99.5%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $21,850,000 FHLMC 4.00%, 12/15/38, valued at $20,355,375) to be repurchased at $19,298,306	$19,298	19,298,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund	1,175,802,100	1,175,802,100	17.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $3,305,966)## to be repurchased at $3,241,202	$3,241	3,241,143	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,179,043,243	17.0%

TOTAL INVESTMENTS — (100.0%)
(Cost $6,502,731,182)		$8,081,513,353	116.8%

53

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$5,383,963	$401,957,851	—	$407,341,814
Austria	—	29,957,894	—	29,957,894
Belgium	3,727,334	42,934,503	—	46,661,837
Canada	773,536,730	—	—	773,536,730
Denmark	—	108,243,005	—	108,243,005
Finland	2,054,844	59,623,711	—	61,678,555
France	11,057,872	555,478,726	—	566,536,598
Germany	104,531,048	536,467,829	—	640,998,877
Greece	1,399,460	6,899,222	—	8,298,682
Hong Kong	—	120,852,402	—	120,852,402
Ireland	4,941,532	—	—	4,941,532
Israel	3,608,246	25,858,291	—	29,466,537
Italy	28,604,870	119,983,990	—	148,588,860
Japan	134,121,326	1,265,138,371	—	1,399,259,697
Malaysia	—	—	—	—
Netherlands	17,912,213	245,068,845	—	262,981,058
New Zealand	—	4,293,061	—	4,293,061
Norway	367,187	83,762,310	—	84,129,497
Portugal	—	8,195,419	—	8,195,419
Singapore	—	109,763,918	—	109,763,918
Spain	55,573,325	114,886,061	—	170,459,386
Sweden	10,464,260	200,184,363	—	210,648,623
Switzerland	50,892,561	413,522,292	—	464,414,853
United Kingdom	579,019,350	642,903,925	—	1,221,923,275
Temporary Cash Investments	—	19,298,000	—	19,298,000
Securities Lending Collateral	—	1,179,043,243	—	1,179,043,243

TOTAL	$1,787,196,121	$6,294,317,232	—	$8,081,513,353

See accompanying Notes to Financial Statements.

54

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series
ASSETS:
Investments at Value (including $907,199 and $1,113,371 of securities on loan, respectively)	$8,790,214	$6,883,172
Temporary Cash Investments at Value & Cost	32,141	19,298
Collateral Received from Securities on Loan at Value & Cost	940,825	1,179,043
Foreign Currencies at Value	—	5,268
Cash	—	15
Receivables:
Investment Securities Sold	22,909	—
Dividends, Interest and Tax Reclaims	10,683	17,428
Securities Lending Income	552	314
Fund Shares Sold	—	817
Unrealized Gain on Foreign Currency Contracts	—	54

Total Assets	9,797,324	8,105,409

LIABILITIES:
Payables:
Upon Return of Securities Loaned	940,825	1,179,043
Investment Securities Purchased	34,042	4,564
Fund Shares Redeemed	4,926	403
Due to Advisor	725	1,168
Accrued Expenses and Other Liabilities	406	598

Total Liabilities	980,924	1,185,776

NET ASSETS	$8,816,400	$6,919,633

Investments at Cost	$6,950,120	$5,304,390

Foreign Currencies at Cost	$—	$5,262

See accompanying Notes to Financial Statements.

55

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0 and $15,467 respectively)	$172,913	$171,182
Interest	42	37
Income from Securities Lending	3,974	8,478

Total Investment Income	176,929	179,697

Expenses
Investment Advisory Services Fees	8,301	12,890
Accounting & Transfer Agent Fees	827	651
Custodian Fees	92	1,256
Shareholders’ Reports	49	38
Directors’/Trustees’ Fees & Expenses	78	62
Professional Fees	162	188
Other	74	130

Total Expenses	9,583	15,215

Net Investment Income (Loss)	167,346	164,482

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	638,095	360,748
Foreign Currency Transactions	—	(156)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	678,724	182,952
Translation of Foreign Currency Denominated Amounts	—	537

Net Realized and Unrealized Gain (Loss)	1,316,819	544,081

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,484,165	$708,563

See accompanying Notes to Financial Statements.

56

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Cap Value Series		The DFA International Value Series
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$167,346	$155,080	$164,482	$161,170
Net Realized Gain (Loss) on:
Investment Securities Sold	638,095	(122,113)	360,748	63,984
Futures	—	7,204	—	(1,125)
Foreign Currency Transactions	—	—	(156)	3,828
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	678,724	1,161,370	182,952	1,395,836
Futures	—	(29)	—	—
Translation of Foreign Currency Denominated Amounts	—	—	537	240

Net Increase (Decrease) in Net Assets Resulting from Operations	1,484,165	1,201,512	708,563	1,623,933

Transactions in Interest:
Contributions	512,765	734,173	611,794	449,410
Withdrawals	(688,930)	(1,166,648)	(592,688)	(581,716)

Net Increase (Decrease) from Transactions in Interest	(176,165)	(432,475)	19,106	(132,306)

Total Increase (Decrease) in Net Assets	1,308,000	769,037	727,669	1,491,627
Net Assets
Beginning of Period	7,508,400	6,739,363	6,191,964	4,700,337

End of Period	$8,816,400	$7,508,400	$6,919,633	$6,191,964

See accompanying Notes to Financial Statements.

57

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series†							The DFA International Value Series†
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005

Total Return	19.96%	11.90%	(36.53	)%(C)	(0.32)%	18.16%	14.66%	11.13%	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%

Net Assets, End of Period (thousands)	$8,816,400	$7,508,400	$6,739,363		$10,159,322	$8,866,306	$5,831,587	$6,919,633	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698
Ratio of Expenses to Average Net Assets	0.12%	0.13%	0.11	%(B)	0.11%	0.12%	0.14%	0.24%	0.24%	0.23	%(B)	0.23%	0.23%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.42%	1.97	%(B)	1.44%	1.68%	1.56%	2.55%	3.22%	4.15	%(B)	3.04%	3.29%	2.71%
Portfolio Turnover Rate	28%	29%	19	%(C)	9%	13%	9%	20%	18%	16	%(C)	16%	8%	10%

See page 1 for the Definitions of Abbreviations and Footnotes.

† See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

58

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which two (the “Series”) are presented in this report.

Effective December 31, 2008, The U.S. Large Cap Value Series and on November 1, 2008, The DFA International Value Series, each a master fund in a RIC/RIC master-feeder structure, elected with the consent of their respective Holder(s) to change their U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701 -3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. Each Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.     Security Valuation:     The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•     Level 1 – quoted prices in active markets for identical securities

•     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•     Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When

59

fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The DFA International Value Series (the “International Series”) will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the International Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Series prices its shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the International Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the International Series. When the International Series uses fair value pricing, the values assigned to the International Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Series did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.     Foreign Currency Translation:     Securities and other assets and liabilities of The DFA International Value Series whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates, and exchange gains or losses are realized upon ultimate receipt or disbursement.

The DFA International Value Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on The DFA International Value Series books and the U.S. dollar equivalent amounts actually received or paid.

3.     Deferred Compensation Plan:     Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such

60

amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Trustee shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board of the Fund (unless the Trustee files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Trustees have requested or received a distribution of proceeds of a deferred fee account.

4.     Other:     Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The DFA International Value Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The DFA International Value Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2010, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% and 0.20% of average daily net assets for The U.S. Large Cap Value Series and The DFA International Value Series, respectively.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Funds; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2010, the total related amounts paid by the Trust to the CCO were $68 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

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D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Cap Value Series	$214
The DFA International Value Series	167

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Series made the following purchases and sales of investment securities, other than short-term investments and U.S. government securities (amounts in thousands):

	Purchases	Sales
The U.S. Large Cap Value Series	$2,275,573	$2,324,050
The DFA International Value Series	1,456,793	1,277,745

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Cap Value Series	$7,923,103	$1,950,355	$(110,278)	$1,840,077
The DFA International Value Series	6,502,935	1,696,236	(117,658)	1,578,578

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Series’ tax positions and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701 -3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will

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take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701 -3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date. As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.     Repurchase Agreements:     The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.     Foreign Market Risks:     Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3.     Futures Contracts:     The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Series had no outstanding futures contracts.

H. Line of Credit:

The Series, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	1.97%	$8,884	25	$12	$25,114

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

The Series, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	0.94%	$3,278	14	$1	$6,386

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2010.

I. Securities Lending:

As of October 31, 2010, some of the Series had securities on loan to brokers/dealers, for which each Series received cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect

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to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Each Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L. Other:

The Series are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

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M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

A class action complaint (the “Complaint”) has been filed in the bankruptcy case of the Tribune Company (the “Tribune”) in the United States Bankruptcy Court for the District of Delaware. The Complaint is against The U.S. Large Cap Value Series and all other Tribune shareholders as a group, which includes hundreds of mutual funds, institutional investors and others who sold shares of Tribune in 2007 when the Tribune became private in a leveraged buyout transaction (the “LBO Transaction”). The U.S. Large Cap Value Series, and all shareholders who participated in the LBO Transaction, received cash in the amount of $34 per share. The Complaint alleges that this transfer violated the rights of creditors and that the cash paid to shareholders in connection with the LBO Transaction should be paid back to the Tribune’s bankruptcy estate and used to pay creditors.

Litigation counsel to The U.S. Large Cap Value Series does not believe that it is possible, at this early stage in the proceedings, to predict with any reasonable certainty the probable outcome of the lawsuit or quantify the potential ultimate exposure to The U.S. Large Cap Value Series. However, even if the plaintiff in the lawsuit were to obtain the recovery it seeks, the amount would be less than 1% of The U.S. Large Cap Value Series’ net asset value at this time. The U.S. Large Cap Value Series’ litigation counsel does not believe at this time that recovery of the full amount the plaintiff seeks is a likely outcome.

Since The U.S. Large Cap Value Series cannot predict with reasonable specificity what the actual outcome of the lawsuit may be or what the size of The U.S. Large Cap Value Series might be at the time the outcome of the lawsuit may be determined, no deduction from the net asset value of The U.S. Large Cap Value Series will be made at this time. Therefore, at this time, those buying or redeeming shares of The U.S. Large Cap Value Series will pay or receive, as the case may be, a price based on net asset value of The U.S. Large Cap Value Series, with no deduction relating to the lawsuit. The attorneys’ fees and costs relating to the lawsuit will be taken as expenses by The U.S. Large Cap Value Series as incurred and in a manner similar to any other expense incurred by The U.S. Large Cap Value Series.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Cap Value Series and The DFA International Value Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

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FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and

President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of

DFAIDG, DIG and DEM.

Trustee, Co-Chief

Executive Officer, Chief

Investment Officer and

Vice President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies

Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

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Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010

Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian A. Newton Vice President Age: 35	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

73

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since Januay 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).
[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

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VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

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NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, each Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Foreign Source Income(5)	Qualifying Interest Income(6)	Qualifying Short-Term Capital Gain(7)
LWAS/DFA U.S. High Book to Market Portfolio	100%	—	—	100%	100%	100%	—	—	—	100%	100%
LWAS/DFA Two-Year Fixed Income Portfolio	100%	—	—	100%	—	—	27%	—	—	100%	100%
LWAS/DFA Two-Year Government Portfolio	37%	30%	33%	100%	—	—	72%	—	—	100%	100%

DFA Investment Dimensions Group Inc.
LWAS/DFA International High Book to Market Portfolio	79%	21%	—	100%	100%	100%	—	3%	99%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied for LWAS/DFA Two-Year Fixed Income Portfolio to permit exemption of these amounts from state income for this fund.

(4)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, an is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

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DFA103110-003A

ANNUAL REPORT

year ended: October 31, 2010

DFA Investment Dimensions Group Inc.

U.S. Social Core Equity 2 Portfolio

U.S. Sustainability Core 1 Portfolio

International Sustainability Core 1 Portfolio

DFA International Value ex Tobacco Portfolio

Emerging Markets Social Core Equity Portfolio

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth
Chairman and Co-Chief Executive Officer

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DFA INVESTMENT DIMENSIONS GROUP INC.

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
P.L.C.	Public Limited Company

Investment Footnotes

†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Portfolio as a part of this facility.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
REIT	Real Estate Investment Trust
SEC	Securities and Exchange Commission
(a)	Commencement of Operations.

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DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

3

DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell® 1000 Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010
Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010
Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S. Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the

4

“Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Portfolios’ Performance Overview

U.S. Social Core Equity 2 Portfolio

The U.S. Social Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe, with greater exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. market as a whole. The Portfolio excludes from purchase certain types of companies and industries that do not pass the social issue screens performed by a leading third-party provider. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and comprehensive exposure to U.S. stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 2,277 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 20.75% for the Portfolio and 18.34% for the Russell 3000® Index. In general, U.S. large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

U.S. Sustainability Core 1 Portfolio

The U.S. Sustainability Core 1 Portfolio seeks to capture the returns of the total U.S. market universe, with greater exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. market as a whole. The Portfolio weights all eligible companies based on environmental sustainability ratings calculated by a leading third-party provider. The Portfolio seeks to exclude or underweight securities of companies that, according to its environmental impact considerations, may have a relatively negative impact on the environment; and it seeks to overweight securities of companies that may have a relatively positive impact on the environment. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 2,487 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 19.15% for the Portfolio and 18.34% for the Russell 3000® Index. In general, U.S. large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010 was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

5

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Emerging markets performed well for the year ended October 31, 2010, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010

Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%

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12 Months Ended October 31, 2010

Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Portfolios’ Performance Overview

International Sustainability Core 1 Portfolio

The International Sustainability Core 1 Portfolio seeks to capture the returns of the broad universe of international stocks, with increased exposure to smaller company stocks and stocks with value characteristics as measured by book-to-market ratio. The Portfolio further adjusts the weights of all eligible companies based on environmental sustainability ratings calculated by a leading third-party provider. Accordingly, the Portfolio seeks to exclude or decrease the weights of securities of companies that have a relative negative impact on the environment and to increase the weights of securities of companies that have a relative positive impact on the environment.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and comprehensive exposure to developed country stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 2,160 stocks in 23 developed country markets. In general, the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets. As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 11.29% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). In general, international large cap stocks underperformed international mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

DFA International Value ex Tobacco Portfolio

The DFA International Value ex Tobacco Portfolio seeks to capture the returns of international large company value stocks while excluding tobacco companies. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track any specific equity index. As of October 31, 2010, the Portfolio held 367 stocks in 23 developed countries. In general the Portfolio was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2010, total returns were 10.49% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). The MSCI Standard benchmarks indicate that on the whole, growth stocks outperformed value stocks in international developed markets during the period. However, stocks in the deeper value segment of the market outperformed growth stocks on average. The Portfolio’s greater allocation

7

than the Index to these deeper value stocks contributed to relative performance. An additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of U.S. markets, while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets, while the Index uses local market closing prices.

Emerging Markets Social Core Equity Portfolio

The Emerging Markets Social Core Equity Portfolio seeks to capture the returns of a broad universe of emerging markets stocks, with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The Portfolio excludes from purchase companies that do not pass the social screens performed by a leading third-party provider. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to stocks in selected emerging market countries, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 2,063 stocks in 20 emerging countries. In general, the Portfolio was fully invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets. The Portfolio’s target country weights were capped at 15% upon purchase by the manager to limit single-country risk exposure.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in emerging markets countries rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 30.63% for the Portfolio and 23.56% for the MSCI Emerging Markets Index (net dividends). In general, emerging markets large cap stocks significantly underperformed emerging markets mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks had a positive impact on the Portfolio’s relative performance. Composition differences in the Portfolio’s holdings relative to the Index, in particular within regions and within sectors, also had a positive impact on the relative performance. To a lesser extent, an additional component of the Portfolio’s outperformance was due to differences in valuation timing and methodology between the Portfolio and the Index. The Portfolio prices foreign exchange rates at the closing of the US markets while the Index uses rates at 4 pm London time. The Portfolio utilizes fair value pricing to price portfolio securities at the closing of the U.S. markets while the Index uses local market closing prices.

8

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
U.S. Social Core Equity 2 Portfolio
Actual Fund Return	$1,000.00	$ 984.40	0.33%	$1.65
Hypothetical 5% Annual Return	$1,000.00	$1,023.54	0.33%	$1.68

U.S. Sustainability Core 1 Portfolio
Actual Fund Return	$1,000.00	$ 988.20	0.37%	$1.85
Hypothetical 5% Annual Return	$1,000.00	$1,023.34	0.37%	$1.89

International Sustainability Core 1 Portfolio
Actual Fund Return	$1,000.00	$1,051.20	0.57%	$2.95
Hypothetical 5% Annual Return	$1,000.00	$1,022.33	0.57%	$2.91

9

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
DFA International Value ex Tobacco Portfolio
Actual Fund Return	$1,000.00	$1,051.80	0.60%	$3.10
Hypothetical 5% Annual Return	$1,000.00	$1,022.18	0.60%	$3.06

Emerging Markets Social Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,122.20	0.69%	$3.69
Hypothetical 5% Annual Return	$1,000.00	$1,021.73	0.69%	$3.52

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

10

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

U.S. Social Core Equity 2 Portfolio
Consumer Discretionary	16.2%
Consumer Staples	4.5%
Energy	12.8%
Financials	20.4%
Health Care	4.2%
Industrials	13.4%
Information Technology	16.5%
Materials	5.6%
Telecommunication Services	3.7%
Utilities	2.7%

100.0%

DFA International Value ex Tobacco Portfolio
Consumer Discretionary	13.6%
Consumer Staples	5.9%
Energy	11.5%
Financials	32.0%
Health Care	1.0%
Industrials	10.9%
Information Technology	3.4%
Materials	11.2%
Telecommunication Services	7.2%
Utilities	3.3%

100.0%

U.S. Sustainability Core 1 Portfolio
Consumer Discretionary	13.4%
Consumer Staples	8.5%
Energy	10.0%
Financials	14.8%
Health Care	11.7%
Industrials	13.4%
Information Technology	16.2%
Materials	5.1%
Telecommunication Services	3.0%
Utilities	3.9%

100.0%

Emerging Markets Social Core Equity Portfolio
Consumer Discretionary	9.4%
Consumer Staples	6.5%
Energy	10.6%
Financials	24.7%
Health Care	0.2%
Industrials	11.3%
Information Technology	10.9%
Materials	17.5%
Other	—
Real Estate Investment Trusts	—
Telecommunication Services	5.2%
Utilities	3.7%

100.0%

International Sustainability Core 1 Portfolio
Consumer Discretionary	12.3%
Consumer Staples	8.0%
Energy	7.2%
Financials	23.0%
Health Care	6.2%
Industrials	16.6%
Information Technology	5.7%
Materials	12.9%
Other	—
Telecommunication Services	3.9%
Utilities	4.2%

100.0%

11

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.9%)
Consumer Discretionary — (13.6%)
*Amazon.com, Inc.	2,000	$330,280	0.3%
*Carnival Corp.	8,560	369,535	0.3%
CBS Corp. Class B	18,500	313,205	0.3%
*Comcast Corp. Class A	16,560	340,805	0.3%
#*Home Depot, Inc.	12,700	392,176	0.3%
*Liberty Media Corp. Interactive Class A	18,266	269,606	0.2%
*Lowe’s Cos., Inc.	18,913	403,414	0.3%
*News Corp. Class A	29,569	427,568	0.4%
#*Royal Caribbean Cruises, Ltd.	7,671	303,311	0.2%
*Target Corp.	5,240	272,166	0.2%
*Time Warner Cable, Inc.	5,428	314,118	0.3%
*Time Warner, Inc.	16,700	542,917	0.4%
Walt Disney Co. (The)	26,447	955,001	0.8%
Other Securities		14,265,645	11.8%

Total Consumer Discretionary		19,499,747	16.1%

Consumer Staples — (3.8%)
*CVS Caremark Corp.	20,800	626,496	0.5%
Kraft Foods, Inc.	22,400	722,848	0.6%
*Procter & Gamble Co. (The)	4,730	300,686	0.2%
Other Securities		3,716,368	3.1%

Total Consumer Staples		5,366,398	4.4%

Energy — (10.7%)
*Apache Corp.	3,500	353,570	0.3%
*Chevron Corp.	26,082	2,154,634	1.8%
*ConocoPhillips	16,662	989,723	0.8%
*Exxon Mobil Corp.	30,151	2,004,137	1.7%
*Marathon Oil Corp.	10,745	382,200	0.3%
National-Oilwell, Inc.	6,317	339,602	0.3%
Occidental Petroleum Corp.	7,700	605,451	0.5%
Pioneer Natural Resources Co.	4,005	279,549	0.2%
Other Securities		8,267,602	6.8%

Total Energy		15,376,468	12.7%

Financials — (17.2%)
*Bank of America Corp.	154,399	1,766,325	1.5%
*Bank of New York Mellon Corp. (The)	19,100	478,646	0.4%
*Citigroup, Inc.	96,759	403,485	0.3%
*Goldman Sachs Group, Inc. (The)	5,852	941,879	0.8%
*JPMorgan Chase & Co.	49,700	1,870,211	1.5%
*Lincoln National Corp.	11,530	282,254	0.2%
*Morgan Stanley	12,900	320,823	0.3%
*PNC Financial Services Group, Inc.	6,800	366,520	0.3%
Travelers Cos., Inc. (The)	6,700	369,840	0.3%
*Wells Fargo & Co.	49,337	1,286,709	1.1%
Other Securities		16,527,179	13.7%

Total Financials		24,613,871	20.4%

Health Care — (3.5%)
*Thermo Fisher Scientific, Inc.	5,486	282,090	0.2%
Other Securities		4,771,665	4.0%

Total Health Care		5,053,755	4.2%

Industrials — (11.3%)
*CSX Corp.	6,600	405,570	0.3%

12

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
General Electric Co.	72,515	$1,161,690	1.0%
*Norfolk Southern Corp.	5,000	307,450	0.3%
*Union Pacific Corp.	6,294	551,858	0.5%
Other Securities		13,723,686	11.3%

Total Industrials		16,150,254	13.4%

Information Technology — (13.8%)
*Apple, Inc.	3,951	1,188,737	1.0%
*Cisco Systems, Inc.	18,300	417,789	0.4%
*eBay, Inc.	12,000	357,720	0.3%
*Google, Inc.	600	367,794	0.3%
Hewlett-Packard Co.	17,900	752,874	0.6%
*Intel Corp.	14,600	293,022	0.2%
*International Business Machines Corp.	3,100	445,160	0.4%
*Oracle Corp.	11,500	338,100	0.3%
*Visa, Inc.	3,750	293,138	0.2%
Other Securities		15,400,148	12.7%

Total Information Technology		19,854,482	16.4%

Materials — (4.7%)
Other Securities		6,794,888	5.6%

Telecommunication Services — (3.1%)
*AT&T, Inc.	66,104	1,883,964	1.6%
*Verizon Communications, Inc.	31,900	1,035,793	0.8%
Other Securities		1,530,204	1.3%

Total Telecommunication Services		4,449,961	3.7%

Utilities — (2.2%)
Other Securities		3,199,388	2.7%

TOTAL COMMON STOCKS		120,359,212	99.6%

RIGHTS/WARRANTS — (0.0%)
Other Securities		2,699	0.0%

TEMPORARY CASH INVESTMENTS — (0.6%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	850,443	850,443	0.7%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.5%)
§@DFA Short Term Investment Fund	22,132,355	22,132,355	18.3%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $258,892 FNMA 7.000%, 08/01/38, valued at $108,513) to be repurchased at $105,354	$105	105,352	0.1%

TOTAL SECURITIES LENDING COLLATERAL		22,237,707	18.4%

TOTAL INVESTMENTS — (100.0%) (Cost $132,609,339)		$143,450,061	118.7%

13

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$19,499,747	—	—	$19,499,747
Consumer Staples	5,366,398	—	—	5,366,398
Energy	15,376,468	—	—	15,376,468
Financials	24,613,871	—	—	24,613,871
Health Care	5,053,755	—	—	5,053,755
Industrials	16,150,254	—	—	16,150,254
Information Technology	19,854,482	—	—	19,854,482
Materials	6,794,888	—	—	6,794,888
Telecommunication Services	4,449,961	—	—	4,449,961
Utilities	3,199,388	—	—	3,199,388
Rights/Warrants	—	$2,699	—	2,699
Temporary Cash Investments	850,443	—	—	850,443
Securities Lending Collateral	—	22,237,707	—	22,237,707

TOTAL	$121,209,655	$22,240,406	—	$143,450,061

See accompanying Notes to Financial Statements.

14

U.S. SUSTAINABILITY CORE 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (85.5%)
Consumer Discretionary — (11.5%)
*Comcast Corp. Class A	21,231	$436,934	0.3%
#*Ford Motor Co.	27,300	385,749	0.3%
#*Home Depot, Inc.	12,800	395,264	0.3%
*McDonald’s Corp.	7,000	544,390	0.4%
*Target Corp.	6,900	358,386	0.3%
*Time Warner, Inc.	13,906	452,084	0.4%
Walt Disney Co. (The)	27,174	981,253	0.8%
Other Securities		13,437,034	10.5%

Total Consumer Discretionary		16,991,094	13.3%

Consumer Staples — (7.3%)
Altria Group, Inc.	13,400	340,628	0.3%
Coca-Cola Co. (The)	17,700	1,085,364	0.9%
*Colgate-Palmolive Co.	4,400	339,328	0.3%
Kraft Foods, Inc.	25,513	823,305	0.6%
*PepsiCo, Inc.	10,700	698,710	0.5%
*Procter & Gamble Co. (The)	20,481	1,301,977	1.0%
*Wal-Mart Stores, Inc.	21,704	1,175,706	0.9%
Other Securities		5,058,132	4.0%

Total Consumer Staples		10,823,150	8.5%

Energy — (8.6%)
*Chevron Corp.	20,988	1,733,819	1.3%
*ConocoPhillips	6,000	356,400	0.3%
Devon Energy Corp.	5,804	377,376	0.3%
*EOG Resources, Inc.	3,630	347,464	0.3%
*Exxon Mobil Corp.	6,052	402,276	0.3%
Occidental Petroleum Corp.	4,500	353,835	0.3%
*Schlumberger, Ltd.	12,871	899,554	0.7%
Other Securities		8,266,618	6.5%

Total Energy		12,737,342	10.0%

Financials — (12.6%)
*Bank of America Corp.	128,591	1,471,081	1.1%
*Citigroup, Inc.	309,603	1,291,045	1.0%
*Goldman Sachs Group, Inc. (The)	4,782	769,663	0.6%
*JPMorgan Chase & Co.	43,854	1,650,226	1.3%
*Morgan Stanley	14,134	351,513	0.3%
*Wells Fargo & Co.	57,375	1,496,340	1.2%
Other Securities		11,706,759	9.2%

Total Financials		18,736,627	14.7%

Health Care — (10.1%)
*Abbott Laboratories	11,100	569,652	0.4%
*Amgen, Inc.	6,038	345,313	0.3%
Bristol-Myers Squibb Co.	17,431	468,894	0.4%
*Johnson & Johnson	23,075	1,469,185	1.1%
Merck & Co., Inc.	37,396	1,356,727	1.1%
*Pfizer, Inc.	59,245	1,030,863	0.8%
UnitedHealth Group, Inc.	15,400	555,170	0.4%
Other Securities		9,123,854	7.2%

Total Health Care		14,919,658	11.7%

Industrials — (11.5%)
#*Caterpillar, Inc.	5,100	400,860	0.3%
*Cummins, Inc.	3,800	334,780	0.3%

15

U.S. SUSTAINABILITY CORE 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
*Emerson Electric Co.	7,300	$400,770	0.3%
General Electric Co.	113,644	1,820,577	1.4%
*United Technologies Corp.	9,300	695,361	0.6%
Other Securities		13,418,199	10.5%

Total Industrials		17,070,547	13.4%

Information Technology — (13.8%)
*Apple, Inc.	8,253	2,483,080	1.9%
*Cisco Systems, Inc.	45,362	1,035,614	0.8%
*Google, Inc.	1,013	620,959	0.5%
Hewlett-Packard Co.	22,700	954,762	0.8%
*Intel Corp.	38,200	766,674	0.6%
*International Business Machines Corp.	10,750	1,543,700	1.2%
*Microsoft Corp.	61,952	1,650,401	1.3%
*QUALCOMM, Inc.	11,300	509,969	0.4%
Other Securities		10,941,775	8.6%

Total Information Technology		20,506,934	16.1%

Materials — (4.3%)
*E.I. du Pont de Nemours & Co.	7,100	335,688	0.2%
Other Securities		6,097,124	4.8%

Total Materials		6,432,812	5.0%

Telecommunication Services — (2.5%)
*AT&T, Inc.	64,889	1,849,337	1.5%
*Verizon Communications, Inc.	21,220	689,013	0.5%
Other Securities		1,233,475	1.0%

Total Telecommunication Services		3,771,825	3.0%

Utilities — (3.3%)
Other Securities		4,907,352	3.9%

TOTAL COMMON STOCKS		126,897,341	99.6%

RIGHTS/WARRANTS — (0.0%)
Other Securities		4,048	0.0%

TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	630,050	630,050	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.1%)
§@DFA Short Term Investment Fund	20,750,988	20,750,988	16.3%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $242,732 FNMA 7.000%, 08/01/38, valued at $101,740) to be repurchased at $98,778	$99	98,776	0.1%

TOTAL SECURITIES LENDING COLLATERAL		20,849,764	16.4%

TOTAL INVESTMENTS — (100.0%)
(Cost $134,812,200)		$148,381,203	116.5%

16

U.S. SUSTAINABILITY CORE 1 PORTFOLIO

CONTINUED

  Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$16,991,094	—	—	$16,991,094
Consumer Staples	10,823,150	—	—	10,823,150
Energy	12,737,342	—	—	12,737,342
Financials	18,736,627	—	—	18,736,627
Health Care	14,919,328	$330	—	14,919,658
Industrials	17,070,547	—	—	17,070,547
Information Technology	20,506,934	—	—	20,506,934
Materials	6,432,812	—	—	6,432,812
Telecommunication Services	3,771,825	—	—	3,771,825
Utilities	4,907,352	—	—	4,907,352
Rights/Warrants	—	4,048	—	4,048
Temporary Cash Investments	630,050	—	—	630,050
Securities Lending Collateral	—	20,849,764	—	20,849,764

TOTAL	$127,527,061	$20,854,142	—	$148,381,203

See accompanying Notes to Financial Statements.

17

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (87.6%)
AUSTRALIA — (6.7%)
#BHP Billiton, Ltd. Sponsored ADR	7,000	$578,130	0.5%
Commonwealth Bank of Australia NL	7,950	382,182	0.3%
National Australia Bank, Ltd.	15,660	391,943	0.4%
Rio Tinto, Ltd.	3,678	299,324	0.3%
Other Securities		6,388,371	6.0%

TOTAL AUSTRALIA		8,039,950	7.5%

AUSTRIA — (0.3%)
Other Securities		348,004	0.3%

BELGIUM — (0.9%)
Other Securities		1,128,058	1.1%

CANADA — (8.1%)
#Royal Bank of Canada	12,327	657,384	0.6%
Suncor Energy, Inc.	16,375	524,694	0.5%
#Toronto Dominion Bank	5,920	426,340	0.4%
Other Securities		8,209,356	7.7%

TOTAL CANADA		9,817,774	9.2%

DENMARK — (0.6%)
Other Securities		706,329	0.7%

FINLAND — (1.4%)
Other Securities		1,711,124	1.6%

FRANCE — (7.8%)
BNP Paribas SA	7,426	543,182	0.5%
Schneider Electric SA	2,444	347,248	0.3%
Societe Generale Paris SA	6,182	370,703	0.4%
Total SA	7,373	401,343	0.4%
#Total SA Sponsored ADR	6,225	339,138	0.3%
Vivendi SA	10,856	310,212	0.3%
Other Securities		7,166,471	6.7%

TOTAL FRANCE		9,478,297	8.9%

GERMANY — (4.9%)
Siemens AG Sponsored ADR	3,300	377,223	0.3%
Other Securities		5,517,976	5.2%

TOTAL GERMANY		5,895,199	5.5%

GREECE — (0.4%)
Other Securities		430,279	0.4%

HONG KONG — (1.6%)
Other Securities		1,870,860	1.8%

IRELAND — (0.3%)
Other Securities		355,162	0.3%

ISRAEL — (0.6%)
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	6,919	359,096	0.3%
Other Securities		333,812	0.3%

TOTAL ISRAEL		692,908	0.6%

ITALY — (2.1%)
Intesa Sanpaolo SpA	82,894	291,552	0.3%

18

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ITALY — (Continued)
UniCredit SpA	112,287	$292,740	0.3%
Other Securities		1,934,558	1.8%

TOTAL ITALY		2,518,850	2.4%

JAPAN — (18.1%)
#Canon, Inc. Sponsored ADR	7,600	349,600	0.3%
#Honda Motor Co., Ltd. Sponsored ADR	8,100	291,843	0.3%
Sony Corp. Sponsored ADR	10,526	356,200	0.3%
Sumitomo Mitsui Financial Group, Inc.	11,700	349,219	0.3%
#*Toyota Motor Corp. Sponsored ADR	6,600	467,412	0.5%
Other Securities		19,989,903	18.8%

TOTAL JAPAN		21,804,177	20.5%

NETHERLANDS — (2.7%)
*ING Groep NV Sponsored ADR	50,375	543,042	0.5%
Philips Electronics NV ADR	10,686	325,389	0.3%
Other Securities		2,442,830	2.3%

TOTAL NETHERLANDS		3,311,261	3.1%

NEW ZEALAND — (0.1%)
Other Securities		163,461	0.2%

NORWAY — (0.8%)
Other Securities		1,017,903	1.0%

PORTUGAL — (0.3%)
Other Securities		381,524	0.4%

SINGAPORE — (0.9%)
Other Securities		1,053,780	1.0%

SPAIN — (2.5%)
Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	24,691	324,687	0.3%
Banco Santander SA	22,685	291,176	0.3%
#Banco Santander SA Sponsored ADR	35,241	451,437	0.4%
Other Securities		1,939,001	1.8%

TOTAL SPAIN		3,006,301	2.8%

SWEDEN — (2.4%)
Other Securities		2,922,930	2.7%

SWITZERLAND — (5.7%)
Credit Suisse Group AG Sponsored ADR	9,400	390,100	0.4%
Holcim, Ltd. AG	5,017	312,541	0.3%
Nestle SA	12,629	691,747	0.6%
#*Novartis AG ADR	10,800	625,860	0.6%
Roche Holding AG Genusschein	3,598	528,381	0.5%
Swiss Reinsurance Co., Ltd. AG	6,097	292,943	0.3%
Other Securities		4,005,074	3.7%

TOTAL SWITZERLAND		6,846,646	6.4%

UNITED KINGDOM — (18.4%)
Anglo American P.L.C.	10,705	498,780	0.5%
AstraZeneca P.L.C. Sponsored ADR	9,100	459,186	0.4%
Aviva P.L.C.	53,069	338,440	0.3%
Barclays P.L.C. Sponsored ADR	18,900	333,585	0.3%
BG Group P.L.C.	22,373	435,518	0.4%
BHP Billiton P.L.C.	9,220	326,620	0.3%
GlaxoSmithKline P.L.C. Sponsored ADR	17,050	665,632	0.6%
#HSBC Holdings P.L.C. Sponsored ADR	28,327	1,476,120	1.4%

19

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
Imperial Tobacco Group P.L.C.	11,151	$357,137	0.3%
Rio Tinto P.L.C. Sponsored ADR	7,600	494,912	0.5%
*Rolls-Royce Group P.L.C.	31,147	323,143	0.3%
Royal Dutch Shell P.L.C. ADR	6,300	405,216	0.4%
Standard Chartered P.L.C.	21,561	623,652	0.6%
Tesco P.L.C.	50,828	347,849	0.3%
Vodafone Group P.L.C.	114,971	314,287	0.3%
Vodafone Group P.L.C. Sponsored ADR	41,056	1,129,451	1.1%
Xstrata P.L.C.	19,734	382,314	0.4%
Other Securities		13,355,624	12.5%

TOTAL UNITED KINGDOM		22,267,466	20.9%

TOTAL COMMON STOCKS		105,768,243	99.3%

PREFERRED STOCKS — (0.0%)
GERMANY — (0.0%)
Other Securities		36,927	0.0%

RIGHTS/WARRANTS — (0.1%)
AUSTRIA — (0.0%)
Other Securities		19	0.0%

BELGIUM — (0.0%)
Other Securities		84	0.0%

FRANCE — (0.0%)
Other Securities		156	0.0%

UNITED KINGDOM — (0.1%)
Other Securities		78,023	0.1%

TOTAL RIGHTS/WARRANTS		78,282	0.1%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $590,000 FNMA 5.50%, 12/01/38,valued at $303,635) to be repurchased at $298,005	$298	298,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.1%)
§@DFA Short Term Investment Fund	12,769,731	12,769,731	12.0%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,882,024)## to be repurchased at $1,845,156	$1,845	1,845,122	1.7%

TOTAL SECURITIES LENDING COLLATERAL		14,614,853	13.7%

TOTAL INVESTMENTS — (100.0%) (Cost $112,783,435)		$120,796,305	113.4%

20

INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$890,695	$7,149,255	—	$8,039,950
Austria	—	348,004	—	348,004
Belgium	162,542	965,516	—	1,128,058
Canada	9,817,774	—	—	9,817,774
Denmark	170,652	535,677	—	706,329
Finland	145,558	1,565,566	—	1,711,124
France	911,961	8,566,336	—	9,478,297
Germany	950,314	4,944,885	—	5,895,199
Greece	28,679	401,600	—	430,279
Hong Kong	43	1,870,817	—	1,870,860
Ireland	24,228	330,934	—	355,162
Israel	405,882	287,026	—	692,908
Italy	174,208	2,344,642	—	2,518,850
Japan	2,674,840	19,129,337	—	21,804,177
Netherlands	1,207,408	2,103,853	—	3,311,261
New Zealand	4,692	158,769	—	163,461
Norway	117,882	900,021	—	1,017,903
Portugal	31,680	349,844	—	381,524
Singapore	668	1,053,112	—	1,053,780
Spain	1,148,078	1,858,223	—	3,006,301
Sweden	213,206	2,709,724	—	2,922,930
Switzerland	1,502,308	5,344,338	—	6,846,646
United Kingdom	6,757,044	15,510,422	—	22,267,466
Preferred Stocks
Germany	—	36,927	—	36,927
Rights/Warrants
Austria	—	19	—	19
Belgium	34	50	—	84
France	156	—	—	156
United Kingdom	—	78,023	—	78,023
Temporary Cash Investments	—	298,000	—	298,000
Securities Lending Collateral	—	14,614,853	—	14,614,853

TOTAL	$27,340,532	$93,455,773	—	$120,796,305

See accompanying Notes to Financial Statements.

21

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (89.1%)
AUSTRALIA — (5.1%)
Australia & New Zealand Banking Group, Ltd.	15,365	$374,855	0.6%
Wesfarmers, Ltd.	27,904	907,901	1.4%
Other Securities		2,379,440	3.7%

TOTAL AUSTRALIA		3,662,196	5.7%

AUSTRIA — (0.2%)
Other Securities		114,619	0.2%

BELGIUM — (0.7%)
Other Securities		502,120	0.8%

CANADA — (9.7%)
#Encana Corp.	14,690	414,961	0.6%
#Sun Life Financial, Inc.	14,250	403,231	0.6%
#Suncor Energy, Inc.	20,372	652,767	1.0%
Talisman Energy, Inc.	34,590	627,090	1.0%
Teck Resources, Ltd. Class B	11,375	508,579	0.8%
Thomson Reuters Corp.	11,678	445,983	0.7%
#TransCanada Corp.	20,168	744,905	1.1%
Other Securities		3,212,420	5.0%

TOTAL CANADA		7,009,936	10.8%

DENMARK — (1.6%)
*Danske Bank A.S	13,686	363,552	0.6%
Other Securities		779,201	1.2%

TOTAL DENMARK		1,142,753	1.8%

FINLAND — (0.8%)
UPM-Kymmene Oyj	21,001	348,941	0.5%
Other Securities		252,768	0.4%

TOTAL FINLAND		601,709	0.9%

FRANCE — (7.8%)
AXA SA Sponsored ADR	37,500	683,625	1.1%
Cie de Saint-Gobain SA	7,901	371,209	0.6%
Credit Agricole SA	28,101	460,876	0.7%
GDF Suez SA	20,275	810,132	1.2%
Societe Generale Paris SA	12,480	748,362	1.2%
Vivendi SA	32,112	917,606	1.4%
Other Securities		1,680,049	2.6%

TOTAL FRANCE		5,671,859	8.8%

GERMANY — (8.4%)
Allianz SE	7,152	895,729	1.4%
Bayerische Motoren Werke AG	11,216	803,878	1.3%
*Daimler AG	12,699	839,194	1.3%
Deutsche Bank AG	16,017	927,064	1.4%
Deutsche Telekom AG	65,866	953,246	1.5%
E.ON AG	17,078	535,500	0.8%
Munchener Rueckversicherungs-Gesellschaft AG	2,860	447,020	0.7%
Other Securities		674,494	1.0%

TOTAL GERMANY		6,076,125	9.4%

GREECE — (0.1%)
Other Securities		111,314	0.2%

22

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HONG KONG — (1.9%)
Hutchison Whampoa, Ltd.	79,000	$781,243	1.2%
Other Securities		579,321	0.9%

TOTAL HONG KONG		1,360,564	2.1%

ISRAEL — (0.2%)
Other Securities		145,229	0.2%

ITALY — (1.4%)
Other Securities		1,004,335	1.5%

JAPAN — (20.1%)
FUJIFILM Holdings Corp.	17,000	567,147	0.9%
JX Holdings, Inc.	56,740	334,469	0.5%
Mitsubishi Heavy Industries, Ltd.	105,000	381,677	0.6%
Mitsubishi UFJ Financial Group, Inc.	331,000	1,536,172	2.4%
Mitsubishi UFJ Financial Group, Inc. ADR	74,759	348,377	0.5%
#Sony Corp. Sponsored ADR	22,200	751,248	1.2%
#Sumitomo Corp.	28,900	365,897	0.6%
Sumitomo Electric Industries, Ltd.	26,600	338,478	0.5%
Sumitomo Mitsui Financial Group, Inc.	13,400	399,960	0.6%
#*Toyota Motor Corp. Sponsored ADR	5,006	354,525	0.5%
Other Securities		9,111,810	14.1%

TOTAL JAPAN		14,489,760	22.4%

NETHERLANDS — (3.5%)
#ArcelorMittal NV	16,689	540,032	0.8%
*ING Groep NV	39,432	421,873	0.7%
Koninklijke Philips Electronics NV	22,630	690,272	1.1%
Other Securities		845,466	1.3%

TOTAL NETHERLANDS		2,497,643	3.9%

NEW ZEALAND — (0.1%)
Other Securities		41,997	0.1%

NORWAY — (1.2%)
Other Securities		849,599	1.3%

PORTUGAL — (0.1%)
Other Securities		55,068	0.1%

SINGAPORE — (1.5%)
Other Securities		1,104,746	1.7%

SPAIN — (2.1%)
Repsol YPF SA Sponsored ADR	24,740	685,051	1.1%
Other Securities		861,574	1.3%

TOTAL SPAIN		1,546,625	2.4%

SWEDEN — (2.4%)
#Nordea Bank AB	39,947	439,843	0.7%
*Telefonaktiebolaget LM Ericsson AB	38,431	422,649	0.7%
Other Securities		863,751	1.3%

TOTAL SWEDEN		1,726,243	2.7%

SWITZERLAND — (5.0%)
Holcim, Ltd. AG	10,746	669,436	1.0%
Swiss Reinsurance Co., Ltd. AG	8,514	409,073	0.6%
Zurich Financial Services AG	5,755	1,408,349	2.2%
Other Securities		1,146,311	1.8%

TOTAL SWITZERLAND		3,633,169	5.6%

23

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (15.2%)
#Barclays P.L.C. Sponsored ADR	47,729	$842,417	1.3%
#Carnival P.L.C. ADR	7,700	335,489	0.5%
International Power P.L.C.	50,968	340,071	0.5%
Royal Dutch Shell P.L.C. ADR	39,906	2,566,754	4.0%
Vodafone Group P.L.C. Sponsored ADR	97,500	2,682,225	4.1%
Xstrata P.L.C.	38,965	754,884	1.2%
Other Securities		3,434,939	5.3%

TOTAL UNITED KINGDOM		10,956,779	16.9%

TOTAL COMMON STOCKS		64,304,388	99.5%

	Shares/ Face Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (10.9%)
§@DFA Short Term Investment Fund	5,418,136	5,418,136	8.4%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,537,880)## to be repurchased at $2,488,164	$2,488	2,488,118	3.8%

TOTAL SECURITIES LENDING COLLATERAL		7,906,254	12.2%

TOTAL INVESTMENTS — (100.0%) (Cost $71,618,928)		$72,210,642	111.7%

24

DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$3,662,196	—	$3,662,196
Austria	—	114,619	—	114,619
Belgium	—	502,120	—	502,120
Canada	$7,009,936	—	—	7,009,936
Denmark	—	1,142,753	—	1,142,753
Finland	—	601,709	—	601,709
France	683,625	4,988,234	—	5,671,859
Germany	927,064	5,149,061	—	6,076,125
Greece	—	111,314	—	111,314
Hong Kong	—	1,360,564	—	1,360,564
Israel	—	145,229	—	145,229
Italy	—	1,004,335	—	1,004,335
Japan	1,550,706	12,939,054	—	14,489,760
Netherlands	200,756	2,296,887	—	2,497,643
New Zealand	—	41,997	—	41,997
Norway	—	849,599	—	849,599
Portugal	—	55,068	—	55,068
Singapore	—	1,104,746	—	1,104,746
Spain	685,051	861,574	—	1,546,625
Sweden	—	1,726,243	—	1,726,243
Switzerland	379,524	3,253,645	—	3,633,169
United Kingdom	7,019,638	3,937,141	—	10,956,779
Securities Lending Collateral	—	7,906,254	—	7,906,254

TOTAL	$18,456,300	$53,754,342	—	$72,210,642

See accompanying Notes to Financial Statements.

25

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (86.3%)
BRAZIL — (6.2%)
Banco Bradesco SA	111,874	$1,783,088	0.3%
Banco Santander Brasil SA ADR	116,916	1,683,590	0.3%
BM&F Bovespa SA	229,896	1,917,265	0.3%
#Petroleo Brasileiro SA ADR	172,936	5,900,576	1.0%
#Vale SA Sponsored ADR	141,000	4,531,740	0.7%
Other Securities		25,515,007	4.1%

TOTAL BRAZIL		41,331,266	6.7%

CHILE — (2.3%)
Empresas CMPC SA	32,712	1,758,818	0.3%
Empresas Copec SA	89,745	1,689,367	0.3%
Other Securities		12,140,874	1.9%

TOTAL CHILE		15,589,059	2.5%

CHINA — (11.2%)
Bank of China, Ltd	5,510,000	3,316,615	0.5%
China Construction Bank Corp.	4,357,000	4,165,307	0.7%
China Life Insurance Co., Ltd. ADR	36,543	2,403,433	0.4%
China Mobile, Ltd. Sponsored ADR	114,381	5,875,752	0.9%
CNOOC, Ltd. ADR	11,400	2,381,688	0.4%
Industrial & Commercial Bank of China, Ltd. Series H	5,234,000	4,228,515	0.7%
Tencent Holdings, Ltd.	70,200	1,615,532	0.3%
Other Securities		51,174,908	8.3%

TOTAL CHINA		75,161,750	12.2%

COLOMBIA — (0.2%)
Other Securities		1,511,076	0.3%

CZECH REPUBLIC — (0.5%)
Other Securities		3,059,699	0.5%

EGYPT — (0.1%)
Other Securities		651,087	0.1%

HUNGARY — (0.5%)
#*OTP Bank P.L.C.	63,147	1,875,337	0.3%
Other Securities		1,535,000	0.3%

TOTAL HUNGARY		3,410,337	0.6%

INDIA — (10.7%)
HDFC Bank, Ltd.	38,156	1,960,840	0.3%
ICICI Bank, Ltd. Sponsored ADR	87,637	4,607,953	0.7%
Infosys Technologies, Ltd.	50,322	3,372,215	0.5%
*Reliance Industries, Ltd. Sponsored GDR	43,635	2,172,587	0.4%
Other Securities		59,545,682	9.7%

TOTAL INDIA		71,659,277	11.6%

INDONESIA — (3.2%)
PT Astra International Tbk	302,000	1,933,590	0.3%
PT Bumi Resources Tbk	6,764,500	1,693,778	0.3%
Other Securities		17,911,111	2.9%

TOTAL INDONESIA		21,538,479	3.5%

ISRAEL — (0.0%)
Other Securities		51,194	0.0%

26

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MALAYSIA — (3.4%)
Other Securities		$22,606,599	3.7%

MEXICO — (4.6%)
America Movil S.A.B. de C.V. Series L ADR	113,509	6,499,525	1.1%
*Cemex S.A.B. de C.V. Sponsored ADR	211,510	1,854,943	0.3%
Grupo Financiero Banorte S.A.B. de C.V.	473,333	2,025,120	0.3%
Grupo Mexico S.A.B. de C.V. Series B	594,999	1,960,201	0.3%
#Grupo Televisa S.A. de C.V. Sponsored ADR	81,300	1,825,185	0.3%
#Wal-Mart de Mexico S.A.B. de C.V. Series V	613,260	1,678,171	0.3%
Other Securities		15,100,474	2.4%

TOTAL MEXICO		30,943,619	5.0%

PERU — (0.2%)
Other Securities		1,508,798	0.3%

PHILIPPINES — (1.0%)
Other Securities		7,009,926	1.1%

POLAND — (1.7%)
*Polski Koncern Naftowy Orlen SA	121,576	1,714,231	0.3%
Other Securities		9,605,529	1.5%

TOTAL POLAND		11,319,760	1.8%

RUSSIA — (4.2%)
Gazprom OAO Sponsored ADR	479,016	10,488,076	1.7%
Lukoil OAO Sponsored ADR	92,719	5,170,466	0.8%
MMC Norilsk Nickel JSC ADR	91,231	1,697,836	0.3%
Other Securities		11,064,915	1.8%

TOTAL RUSSIA		28,421,293	4.6%

SOUTH AFRICA — (8.5%)
Gold Fields, Ltd. Sponsored ADR	144,700	2,281,919	0.4%
Impala Platinum Holdings, Ltd.	63,424	1,790,595	0.3%
Naspers, Ltd. Series N	35,569	1,851,981	0.3%
Sanlam, Ltd.	674,910	2,526,964	0.4%
Sasol, Ltd. Sponsored ADR	98,800	4,470,700	0.7%
Standard Bank Group, Ltd.	227,776	3,350,278	0.6%
Other Securities		40,713,354	6.6%

TOTAL SOUTH AFRICA		56,985,791	9.3%

SOUTH KOREA — (11.8%)
#KB Financial Group, Inc. ADR	41,877	1,880,277	0.3%
POSCO ADR	33,468	3,478,664	0.6%
Samsung Electronics Co., Ltd.	14,891	9,879,075	1.6%
Shinhan Financial Group Co., Ltd. ADR	25,544	1,986,557	0.3%
Other Securities		61,536,452	10.0%

TOTAL SOUTH KOREA		78,761,025	12.8%

TAIWAN — (11.4%)
Hon Hai Precision Industry Co., Ltd.	718,291	2,716,603	0.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,550,214	3,189,275	0.5%
Other Securities		70,598,328	11.5%

TOTAL TAIWAN		76,504,206	12.4%

THAILAND — (2.3%)
Other Securities		15,242,406	2.5%

TURKEY — (2.3%)
Turkiye Garanti Bankasi A.S.	274,519	1,657,128	0.3%

27

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
TURKEY — (Continued)
Other Securities		$13,490,564	2.2%

TOTAL TURKEY		15,147,692	2.5%

TOTAL COMMON STOCKS		578,414,339	94.0%

PREFERRED STOCKS — (5.4%)
BRAZIL — (5.4%)
#Banco Bradesco SA Sponsored ADR	208,290	4,332,432	0.7%
#Gerdau SA Sponsored ADR	168,600	2,198,544	0.4%
Itau Unibanco Holding SA ADR	149,866	3,680,709	0.6%
#Petroleo Brasileiro SA ADR	214,875	6,701,951	1.1%
Usinas Siderurgicas de Minas Gerais SA Series A	154,700	1,939,778	0.3%
Vale SA Sponsored ADR	203,454	5,845,233	1.0%
Other Securities		11,257,222	1.8%

TOTAL BRAZIL		35,955,869	5.9%

CHILE — (0.0%)
Other Securities		28,478	0.0%

TOTAL PREFERRED STOCKS		35,984,347	5.9%

RIGHTS/WARRANTS — (0.0%)
CHINA — (0.0%)
Other Securities		5,394	0.0%

INDIA — (0.0%)
Other Securities		19,360	0.0%

MALAYSIA — (0.0%)
Other Securities		2,623	0.0%

POLAND — (0.0%)
Other Securities		86,052	0.0%

SOUTH KOREA — (0.0%)
Other Securities		15,018	0.0%

TAIWAN — (0.0%)
Other Securities		2,489	0.0%

THAILAND — (0.0%)
Other Securities		7,688	0.0%

TOTAL RIGHTS/WARRANTS		138,624	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $2,970,000 FHLMC 5.00%, 10/15/19, valued at $3,359,813) to be repurchased at $3,306,052	$3,306	3,306,000	0.5%

28

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (7.8%)
§@DFA Short Term Investment Fund	50,308,813	$50,308,813	8.2%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $2,218,132)## to be repurchased at $2,174,679	$2,175	2,174,639	0.3%

TOTAL SECURITIES LENDING COLLATERAL		52,483,452	8.5%

TOTAL INVESTMENTS — (100.0%)
(Cost $473,072,527)		$670,326,762	108.9%

29

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$41,331,266	—	—	$41,331,266
Chile	15,589,059	—	—	15,589,059
China	16,494,639	$58,667,111	—	75,161,750
Colombia	1,511,076	—	—	1,511,076
Czech Republic	—	3,059,699	—	3,059,699
Egypt	—	651,087	—	651,087
Hungary	15,642	3,394,695	—	3,410,337
India	7,364,518	64,294,759	—	71,659,277
Indonesia	1,681,271	19,857,208	—	21,538,479
Israel	—	51,194	—	51,194
Malaysia	8,672	22,597,927	—	22,606,599
Mexico	30,943,619	—	—	30,943,619
Peru	1,508,798	—	—	1,508,798
Philippines	329,289	6,680,637	—	7,009,926
Poland	36,242	11,283,518	—	11,319,760
Russia	426,174	27,995,119	—	28,421,293
South Africa	9,274,091	47,711,700	—	56,985,791
South Korea	10,203,432	68,557,593	—	78,761,025
Taiwan	3,354,158	73,150,048	—	76,504,206
Thailand	15,126,018	116,388	—	15,242,406
Turkey	545,072	14,602,620	—	15,147,692
Preferred Stocks
Brazil	35,955,869	—	—	35,955,869
Chile	28,478	—	—	28,478
Rights/Warrants
China	5,356	38	—	5,394
India	—	19,360	—	19,360
Malaysia	—	2,623	—	2,623
Poland	—	86,052	—	86,052
South Korea	—	15,018	—	15,018
Taiwan	—	2,489	—	2,489
Thailand	7,688	—	—	7,688
Temporary Cash Investments	—	3,306,000	—	3,306,000
Securities Lending Collateral	—	52,483,452	—	52,483,452

TOTAL	$191,740,427	$478,586,335	—	$670,326,762

See accompanying Notes to Financial Statements.

30

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	U.S. Social Core Equity 2 Portfolio	U.S. Sustainability Core 1 Portfolio	International Sustainability Core 1 Portfolio
ASSETS:
Investments at Value (including $21,374, $20,049 and
$13,953 of securities on loan, respectively)	$120,362	$126,901	$105,883
Temporary Cash Investments at Value & Cost	850	630	298
Collateral Received from Securities on Loan at Value & Cost	22,238	20,850	14,615
Foreign Currencies at Value	—	—	284
Cash	—	—	15
Receivables:
Investment Securities Sold	—	3	1
Dividends, Interest and Tax Reclaims	100	109	249
Securities Lending Income	8	6	8
Fund Shares Sold	—	75	33
Prepaid Expenses and Other Assets	11	13	13

Total Assets	143,569	148,587	121,399

LIABILITIES:
Payables:
Upon Return of Securities Loaned	22,238	20,850	14,615
Investment Securities Purchased	407	226	180
Fund Shares Redeemed	7	68	2
Due to Advisor	25	33	43
Accrued Expenses and Other Liabilities	11	13	14

Total Liabilities	22,688	21,190	14,854

NET ASSETS	$120,881	$127,397	$106,545

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	15,446,987	13,317,533	12,696,521

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$7.83	$9.57	$8.39

Investments at Cost	$109,521	$113,332	$97,870

Foreign Currencies at Cost	$—	$—	$281

NET ASSETS CONSIST OF:
Paid-In Capital	$113,256	$117,272	$99,408
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	221	229	385
Accumulated Net Realized Gain (Loss)	(3,437)	(3,673)	(1,272)
Net Unrealized Foreign Exchange Gain (Loss)	—	—	8
Net Unrealized Appreciation (Depreciation)	10,841	13,569	8,016

NET ASSETS	$120,881	$127,397	$106,545

(1) NUMBER OF SHARES AUTHORIZED	300,000,000	300,000,000	300,000,000

See accompanying Notes to Financial Statements.

31

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	DFA International Value ex Tobacco Portfolio	Emerging Markets Social Core Equity Portfolio
ASSETS:
Investments at Value (including $7,516 and $49,253 of securities on loan, respectively)	$64,305	$614,537
Temporary Cash Investments at Value & Cost	—	3,306
Collateral Received from Securities on Loan at Value & Cost	7,906	52,484
Foreign Currencies at Value	172	371
Cash	6	17
Receivables:
Investment Securities Sold	37	—
Dividends, Interest and Tax Reclaims	166	637
Securities Lending Income	2	55
Fund Shares Sold	—	226
Prepaid Expenses and Other Assets	10	9

Total Assets	72,604	671,642

LIABILITIES:
Payables:
Upon Return of Securities Loaned	7,906	52,484
Investment Securities Purchased	9	2,136
Fund Shares Redeemed	—	44
Due to Advisor	27	279
Deferred Thailand Capital Gains Tax	—	842
Accrued Expenses and Other Liabilities	17	122

Total Liabilities	7,959	55,907

NET ASSETS	$64,645	$615,735

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	7,287,075	41,604,274

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.87	$14.80

Investments at Cost	$63,713	$417,283

Foreign Currencies at Cost	$171	$368

NET ASSETS CONSIST OF:
Paid-In Capital	$65,845	$392,801
Undistributed Net Investment Income (Distributions in Excess of Net
Investment Income)	172	1,426
Accumulated Net Realized Gain (Loss)	(1,972)	25,080
Deferred Thailand Capital Gains Tax	—	(837)
Net Unrealized Foreign Exchange Gain (Loss)	7	8
Net Unrealized Appreciation (Depreciation)	593	197,257

NET ASSETS	$64,645	$615,735

(1) NUMBER OF SHARES AUTHORIZED	300,000,000	500,000,000

See accompanying Notes to Financial Statements.

32

DFA INVESTMENT DIMENSIONS GROUP INC.
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	U.S. Social Core Equity 2 Portfolio	U.S. Sustainability Core 1 Portfolio	International Sustainability Core 1 Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, and
$174, respectively)	$1,588	$1,874	$2,185
Interest	1	1	1
Income from Securities Lending	80	68	110

Total Investment Income	1,669	1,943	2,296

Expenses
Investment Advisory Services Fees	252	308	354
Accounting & Transfer Agent Fees	31	32	34
Custodian Fees	14	15	42
Filing Fees	20	21	20
Shareholders’ Reports	5	7	6
Directors’/Trustees’ Fees & Expenses	1	1	1
Professional Fees	3	3	3
Other	11	7	6

Total Expenses	337	394	466

Fees Waived, Expenses Reimbursed, and/or Previously
Waived Fees Recovered by Advisor (Note C)	—	(1)	15

Net Expenses	337	393	481

Net Investment Income (Loss)	1,332	1,550	1,815

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(136)	667	(50)
Foreign Currency Transactions	—	—	(4)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	17,662	15,761	8,272
Translation of Foreign Currency Denominated Amounts	—	—	7

Net Realized and Unrealized Gain (Loss)	17,526	16,428	8,225

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,858	$17,978	$10,040

See accompanying Notes to Financial Statements.

33

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	DFA International Value ex Tobacco Portfolio	Emerging Markets Social Core Equity Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $125 and $1,287, respectively)	$1,447	$10,987
Interest	—	3
Income from Securities Lending	67	440

Total Investment Income	1,514	11,430

Expenses
Investment Advisory Services Fees	234	2,807
Accounting & Transfer Agent Fees	31	82
Custodian Fees	25	435
Filing Fees	16	26
Shareholders’ Reports	1	27
Directors’/Trustees’ Fees & Expenses	—	5
Professional Fees	2	30
Other	12	16

Total Expenses	321	3,428

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	(8)	—

Net Expenses	313	3,428

Net Investment Income (Loss)	1,201	8,002

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	858	26,069
Foreign Currency Transactions	(12)	(40)**
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	3,966	106,457
Translation of Foreign Currency Denominated Amounts	5	(3)
Change in Deferred Thailand Capital Gains Tax	—	(512)

Net Realized and Unrealized Gain (Loss)	4,817	131,971

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,018	$139,973

**	Net of foreign capital gain taxes withheld of $64.

See accompanying Notes to Financial Statements.

34

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Social Core Equity 2 Portfolio		U.S. Sustainability Core 1 Portfolio		International Sustainability Core 1 Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,332	$740	$1,550	$1,264	$1,815	$1,367
Net Realized Gain (Loss) on:
Investment Securities Sold	(136)	(2,007)	667	(3,213)	(50)	(1,126)
Futures	—	(146)	—	59	—	—
Foreign Currency Transactions	—	—	—	—	(4)	23
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	17,662	9,011	15,761	12,352	8,272	16,790
Translation of Foreign Currency Denominated Amounts	—	—	—	—	7	(13)

Net Increase (Decrease) in Net Assets Resulting from Operations	18,858	7,598	17,978	10,462	10,040	17,041

Distributions From:
Net Investment Income	(1,260)	(729)	(1,491)	(1,298)	(1,655)	(1,340)

Total Distributions	(1,260)	(729)	(1,491)	(1,298)	(1,655)	(1,340)

Capital Share Transactions (1):
Shares Issued	38,813	44,392	39,189	49,384	37,337	39,030
Shares Issued in Lieu of Cash Distributions	802	316	1,483	1,281	1,641	1,329
Shares Redeemed	(13,147)	(5,125)	(15,061)	(25,724)	(14,942)	(19,591)

Net Increase (Decrease) from Capital Share Transactions	26,468	39,583	25,611	24,941	24,036	20,768

Total Increase (Decrease) in Net Assets	44,066	46,452	42,098	34,105	32,421	36,469
Net Assets
Beginning of Period	76,815	30,363	85,299	51,194	74,124	37,655

End of Period	$120,881	$76,815	$127,397	$85,299	$106,545	$74,124

(1) Shares Issued and Redeemed:
Shares Issued	5,378	7,598	4,343	7,147	4,745	6,428
Shares Issued in Lieu of Cash Distributions	113	55	170	186	226	206
Shares Redeemed	(1,741)	(920)	(1,666)	(3,790)	(1,904)	(3,277)

Net Increase (Decrease) from Shares Issued and Redeemed	3,750	6,733	2,847	3,543	3,067	3,357

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$221	$149	$229	$171	$385	$224

See accompanying Notes to Financial Statements.

35

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value ex Tobacco Portfolio		Emerging Markets Social Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,201	$1,304	$8,002	$6,925
Net Realized Gain (Loss) on:
Investment Securities Sold	858	(2,798)	26,069	1,219
Futures	—	—	—	(486)
Foreign Currency Transactions	(12)	30	(40)**	(171)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	3,966	15,141	106,457	177,760
Futures	—	—	—	(2)
Translation of Foreign Currency Denominated Amounts	5	1	(3)	(5)

Change in Deferred Thailand Capital Gains Tax	—	—	(512)	(323)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,018	13,678	139,973	184,917

Distributions From:
Net Investment Income	(1,106)	(1,380)	(7,760)	(6,711)

Total Distributions	(1,106)	(1,380)	(7,760)	(6,711)

Capital Share Transactions (1):
Shares Issued	9,000	11,000	50,331	74,964
Shares Issued in Lieu of Cash Distributions	1,106	1,380	7,599	6,606
Shares Redeemed	—	(6,843)	(35,113)	(14,172)

Net Increase (Decrease) from Capital Share Transactions	10,106	5,537	22,817	67,398

Total Increase (Decrease) in Net Assets	15,018	17,835	155,030	245,604
Net Assets
Beginning of Period	49,627	31,792	460,705	215,101

End of Period	$64,645	$49,627	$615,735	$460,705

(1) Shares Issued and Redeemed:
Shares Issued	1,105	1,757	3,820	10,070
Shares Issued in Lieu of Cash Distributions	145	199	614	753
Shares Redeemed	—	(943)	(2,852)	(1,863)

Net Increase (Decrease) from Shares Issued and Redeemed	1,250	1,013	1,582	8,960

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$172	$89	$1,426	$1,224

**	Net of foreign capital gain taxes withheld of $64.

See accompanying Notes to Financial Statements.

36

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Social Core Equity 2 Portfolio						U.S. Sustainability Core 1 Portfolio				International Sustainability Core 1 Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Period Oct. 1, 2007(a) to Nov. 30, 2007		Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period March 12, 2008(a) to Oct. 31, 2008		Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period March 12, 2008(a) to Oct. 31, 2008
Net Asset Value, Beginning of Period	$6.57	$6.12	$9.33		$10.00		$8.15	$7.39	$10.00		$7.70	$6.00	$10.00

Income from Investment Operations
Net Investment Income (Loss)(A)	0.10	0.10	0.12		0.02		0.13	0.14	0.10		0.17	0.16	0.17
Net Gains (Losses) on Securities (Realized and Unrealized)	1.25	0.46	(3.21)		(0.69)		1.42	0.77	(2.64)		0.68	1.70	(4.03)

Total from Investment Operations	1.35	0.56	(3.09)		(0.67)		1.55	0.91	(2.54)		0.85	1.86	(3.86)

Less Distributions
Net Investment Income	(0.09)	(0.11)	(0.12)		—		(0.13)	(0.15)	(0.07)		(0.16)	(0.16)	(0.14)

Total Distributions	(0.09)	(0.11)	(0.12)		—		(0.13)	(0.15)	(0.07)		(0.16)	(0.16)	(0.14)

Net Asset Value, End of Period	$7.83	$6.57	$6.12		$9.33		$9.57	$8.15	$7.39		$8.39	$7.70	$6.00

Total Return	20.75%	9.49%	(33.48	)%(C)	(6.70	)%(C)	19.15%	12.69%	(25.62	)%(C)	11.29%	31.56%	(39.13)%(C)

Net Assets, End of Period (thousands)	$120,881	$76,815	$30,363		$35,489		$127,397	$85,299	$51,194		$106,545	$74,124	$37,655
Ratio of Expenses to Average Net Assets	0.33%	0.41%	0.49	%(B)	0.53	%(B)(D)	0.37%	0.37%	0.37	%(B)(D)	0.57%	0.57%	0.57%(B)	(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.33%	0.41%	0.49	%(B)	0.53	%(B)(D)	0.37%	0.47%	0.61	%(B)(D)	0.55%	0.66%	1.00%(B)	(D)
Ratio of Net Investment Income to Average Net Assets	1.32%	1.62%	1.56	%(B)	1.55	%(B)(D)	1.46%	1.97%	1.74	%(B)(D)	2.15%	2.57%	3.18%(B)	(D)
Portfolio Turnover Rate	13%	8%	7	%(C)	0	%(C)	6%	18%	12	%(C)	7%	7%	2%(C)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

37

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value ex Tobacco Portfolio				Emerging Markets Social Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period June 30, 2008(a) to Oct. 31, 2008		Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Period Aug. 31, 2006(a) to Nov. 30, 2006
Net Asset Value, Beginning of Period	$8.22	$6.33	$10.00		$11.51	$6.92	$16.27		$11.46	$10.00

Income from Investment Operations
Net Investment Income (Loss)(A)	0.19	0.20	0.08		0.20	0.18	0.30		0.28	0.03
Net Gains (Losses) on Securities (Realized and Unrealized)	0.64	1.90	(3.72)		3.29	4.59	(8.28)		4.74	1.43

Total from Investment Operations	0.83	2.10	(3.64)		3.49	4.77	(7.98)		5.02	1.46

Less Distributions
Net Investment Income	(0.18)	(0.21)	(0.03)		(0.20)	(0.18)	(0.32)		(0.21)	—
Net Realized Gains	—	—	—		—	—	(1.05)		—	—

Total Distributions	(0.18)	(0.21)	(0.03)		(0.20)	(0.18)	(1.37)		(0.21)	—

Net Asset Value, End of Period	$8.87	$8.22	$6.33		$14.80	$11.51	$6.92		$16.27	$11.46

Total Return	10.49%	33.74%	(36.47	)%(C)	30.63%	69.84%	(53.24	)%(C)	44.12%	14.60%(C)

Net Assets, End of Period (thousands)	$64,645	$49,627	$31,792		$615,735	$460,705	$215,101		$482,671	$358,924
Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.60	%(B)(D)	0.67%	0.70%	0.66	%(B)	0.66%	0.78%(B)	(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.62%	0.70%	0.66	%(B)(D)	0.67%	0.70%	0.66	%(B)	0.66%	0.78%(B)	(D)
Ratio of Net Investment Income to Average Net Assets	2.30%	2.98%	2.18	%(B)(D)	1.57%	2.10%	2.54	%(B)	2.02%	1.09%(B)	(D)
Portfolio Turnover Rate	23%	32%	1	%(C)	14%	4%	13	%(C)	12%	0%(C)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

38

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company whose shares are offered, without a sales charge, generally to institutional investors and clients of registered investment advisors. The Fund offers fifty-eight operational portfolios, five of which, U.S. Social Core Equity 2 Portfolio, U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio, DFA International Value ex Tobacco Portfolio and Emerging Markets Social Core Equity Portfolio (the “Portfolios”) are included in this report. The remaining fifty-three portfolios are presented in separate reports.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation: The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—      Level 1 – quoted prices in active markets for identical securities

—      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—      Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by U.S. Social Core Equity 2 Portfolio and U.S. Sustainability Core 1 Portfolio (the “Domestic Equity Portfolios”) and International Sustainability Core 1 Portfolio, DFA International Value ex Tobacco Portfolio and Emerging Markets Social Core Equity Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When

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fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese Securities Markets is completed each day at the close of Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilize data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity

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Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors/Trustees Fees and Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

4.    Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The International Equity Portfolios may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Equity Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Emerging Markets Social Core Equity Portfolio’s investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. Emerging Markets Social Core Equity Portfolio accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. Emerging Markets Social Core Equity Portfolio is also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Portfolios. For the year ended October 31, 2010, the Portfolios’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Social Core Equity 2 Portfolio	0.25%
U.S. Sustainability Core 1 Portfolio	0.29%
International Sustainability Core 1 Portfolio	0.42%
DFA International Value ex Tobacco Portfolio	0.45%
Emerging Markets Social Core Equity Portfolio	0.55%

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Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through March 1, 2011, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2010, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and previously waived fees subject to future recovery by the Advisor as reflected below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Social Core Equity 2 Portfolio (1)	0.60%	—	—
U.S. Sustainability Core 1 Portfolio (2)	0.37%	—	$135
International Sustainability Core 1 Portfolio (2)	0.57%	$15	111
DFA International Value ex Tobacco Portfolio (2)	0.60%	—	63
Emerging Markets Social Core Equity Portfolio (3)	0.85%	—	—

(1) The Advisor has contractually agreed to waive all or a portion of its advisory fee to the extent necessary to reduce U.S. Social Core Equity 2 Portfolio’s ordinary operating expenses (not including expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) up to the amount of its total advisory fee when the Portfolio Expenses exceed the rate listed above as percentage of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”). At any time that the annualized Portfolio Expenses are less than the Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the Expense Limitation Amount.

(2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume expenses of U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio and DFA International Value ex Tobacco Portfolio (excluding the expenses that a Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio and DFA International Value ex Tobacco Portfolio to the rates listed above as a percentage of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”). At any time that the annualized Portfolio Expenses of a Portfolio are less than the Portfolio’s Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the Portfolio’s Expense Limitation Amount.

(3) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume Emerging Markets Social Core Equity Portfolio’s expenses to the extent necessary to limit the expenses to the rate listed above as a percentage of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio’s annualized expenses are less than the Portfolio’s Expense Limitation Amount, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the Expense Limitation Amount. The Advisor also has voluntarily agreed to assume the costs of the Portfolio’s cost of the engagement of its Social Screen Portfolios Vendor but may terminate the assumption of this expense at any time.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund

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to the CCO were $211 (in thousands). The total related amounts paid by the Fund are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

U.S. Social Core Equity 2 Portfolio	$ 2
U.S. Sustainability Core 1 Portfolio	2
International Sustainability Core 1 Portfolio	2
DFA International Value ex Tobacco Portfolio	1
Emerging Markets Social Core Equity Portfolio	11

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
U.S. Social Core Equity 2 Portfolio	$38,938	$12,867
U.S. Sustainability Core 1 Portfolio	31,607	6,350
International Sustainability Core 1 Portfolio	29,887	5,779
DFA International Value ex Tobacco Portfolio	21,721	11,598
Emerging Markets Social Core Equity Portfolio	94,815	72,023

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from these amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to non-deductible offering costs, net realized gains on securities considered to be “passive foreign investment companies” and character redesignation, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
U.S. Social Core Equity 2 Portfolio	—	—	—
U.S. Sustainability Core 1 Portfolio	—	—	—
International Sustainability Core 1 Portfolio	—	—	—
DFA International Value ex Tobacco Portfolio	—	$(12)	$12
Emerging Markets Social Core Equity Portfolio	—	(40)	40

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The tax character of dividends and distributions declared and paid during the years ended October 31, 2009 and October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Social Core Equity 2 Portfolio
2009	$ 729	—	$ 729
2010	1,260	—	1,260
U.S. Sustainability Core 1 Portfolio
2009	1,298	—	1,298
2010	1,491	—	1,491
International Sustainability Core 1 Portfolio
2009	1,341	—	1,341
2010	1,655	—	1,655
DFA International Value ex Tobacco Portfolio
2009	1,380	—	1,380
2010	1,106	—	1,106
Emerging Markets Social Core Equity Portfolio
2009	6,711	—	6,711
2010	7,760	—	7,760

At October 31, 2010, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Loss)
U.S. Social Core Equity 2 Portfolio	$ 223	—	$(3,411)	$(3,188)
U.S. Sustainability Core 1 Portfolio	231	—	(3,672)	(3,441)
International Sustainability Core 1 Portfolio	511	—	(1,259)	(748)
DFA International Value ex Tobacco Portfolio	178	—	(1,869)	(1,691)
Emerging Markets Social Core Equity Portfolio	1,603	$25,177	—	26,780

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date (amount in thousands):

	Expires on October 31,
	2015	2016	2017	2018	Total
U.S. Social Core Equity 2 Portfolio	$130	$1,005	$2,141	$135	$3,411
U.S. Sustainability Core 1 Portfolio	—	519	3,153	—	3,672
International Sustainability Core 1 Portfolio	—	75	1,125	59	1,259
DFA International Value ex Tobacco Portfolio	—	—	1,869	—	1,869
Emerging Markets Social Core Equity Portfolio	—	—	—	—	—

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During the year ended October 31, 2010, the following Portfolios utilized capital loss carryforwards to offset realized gains for federal income tax purposes (amount in thousands):

U.S. Sustainability Core 1 Portfolio	$672
DFA International Value ex Tobacco Portfolio	882
Emerging Markets Social Core Equity Portfolio	932

Some of the Portfolios’ investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2010, the following Portfolios had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts listed below are in thousands.

	Mark to Market	Realized Gains
International Sustainability Core 1 Portfolio	$125	$ 5
Emerging Markets Social Core Equity Portfolio	166	—

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Social Core Equity 2 Portfolio	$132,635	$ 20,065	$ (9,250)	$ 10,815
U.S. Sustainability Core 1 Portfolio	134,813	21,297	(7,729)	13,568
International Sustainability Core 1 Portfolio	112,921	16,070	(8,195)	7,875
DFA International Value ex Tobacco Portfolio	71,727	6,542	(6,058)	484
Emerging Markets Social Core Equity Portfolio	473,335	216,386	(19,394)	196,992

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Fund’s investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Repurchase Agreements: The Portfolios may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Portfolios’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

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2.    Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Portfolios.

3.    Futures Contracts: The Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Portfolios had no outstanding futures contracts.

H. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentage and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
U.S. Social Core Equity 2 Portfolio	1.97%	$741	29	$ 1	$3,568
U.S. Sustainability Core 1 Portfolio	1.93%	101	11	—	249

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There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentage and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
International Sustainability Core 1 Portfolio	0.87%	$691	26	—	$2,915
DFA International Value ex Tobacco Portfolio	0.94%	64	32	—	258
Emerging Markets Social Core Equity Portfolio	0.94%	591	10	—	1,920

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

I. Securities Lending:

As of October 31, 2010, the Portfolios had securities on loan to brokers/dealers, for which it received cash collateral. In addition, Emerging Markets Social Core Equity Portfolio received non-cash collateral with a market value of $315 (in thousands). The Portfolios invest the cash collateral, as described below, and record a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, the Portfolios will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolios will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

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J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L. Other:

At October 31, 2010, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
U.S. Social Core Equity 2 Portfolio	3	57%
U.S. Sustainability Core 1 Portfolio	3	98%
International Sustainability Core 1 Portfolio	3	98%
DFA International Value ex Tobacco Portfolio	2	90%
Emerging Markets Social Core Equity Portfolio	2	80%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Social Core Equity 2 Portfolio, U.S. Sustainability Core 1 Portfolio, International Sustainability Core 1 Portfolio, DFA International Value ex Tobacco Portfolio and Emerging Markets Social Core Equity Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

49

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

50

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

51

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and

President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of

DFAIDG, DIG and DEM.

Trustee, Co-Chief

Executive Officer, Chief

Investment Officer and

Vice President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies

Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*	Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

52

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010

Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

53

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

54

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian A. Newton Vice President Age: 35	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

55

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since Januay 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

56

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

57

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

58

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, each portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and accordingly, are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Foreign Source Income(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
U.S. Social Core Equity 2 Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
U.S. Sustainability Core 1 Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
International Sustainability Core 1 Portfolio	100%	—	—	100%	100%	100%	4%	142%	100%	100%
DFA International Value ex Tobacco Portfolio	100%	—	—	100%	100%	100%	4%	142%	100%	100%
Emerging Markets Social Core Equity Portfolio	100%	—	—	100%	100%	100%	6%	158%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, an is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

59

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DFA103110-014A

ANNUAL REPORT

year ended: October 31, 2010

DFA Investment Dimensions Group Inc.

CSTG&E U.S. Social Core Equity 2 Portfolio

CSTG&E International Social Core Equity Portfolio

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth

Chairman and Co-Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

DFA INVESTMENT DIMENSIONS GROUP INC.

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DFA INVESTMENT DIMENSIONS GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities”
are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.
##	Par amount of collateral is a part of a pooled collateral facility. Value is indicative of the value allocated to this Portfolio as a part of this facility.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements
—	Amounts designated as — are either zero or rounded to zero.
REIT	Real Estate Investment Trust
SEC	Securities and Exchange Commission
(a)	Commencement of Operations.

1

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

2

DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2010

The year ending October 31, 2010, was a relatively volatile period for U.S. equities. Broad market returns were positive, with the Russell 3000® Index returning 18.34%. Stocks represented by the Russell Midcap® Index outperformed those within both the Russell 2000® Index (small caps) and the Russell 1000® Index (large caps). Meanwhile, stocks represented by the Russell 1000® Growth Index outperformed those represented by the Russell 1000® Value Index.

While market returns were positive through April 2010, stocks retreated in May and June, marking new lows for the fiscal year in early July. Then in September, stocks began a sharp rise which continued through October. Over the course of the fiscal year, the small company premium within the Russell 3000® Index was positive, while the value premium was negative as investors’ risk tolerance shifted, and general economic conditions evolved.

Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2010, the total return of the Russell Microcap® Index was 25.08%, the Russell 2000® Index was 26.57%, the CRSP 6-10 Index was 28.76%, and the MSCI US Small Cap 1750 Index was 28.35%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2010

Russell 2000® Index (small cap companies)	26.57%
Russell Midcap® Index (mid cap companies)	27.73%
Russell 1000® Index (large cap companies)	17.65%
Russell 3000® Value Index	16.41%
Russell 3000® Growth Index	20.32%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2010

Russell 1000® Value Index (large cap value companies)	15.72%
Russell 1000® Growth Index (large cap growth companies)	19.66%
Russell Midcap® Value Index (mid cap value companies)	27.50%
Russell Midcap® Growth Index (mid cap growth companies)	28.03%
Russell 2500® Value Index (small/mid cap value companies)	26.89%
Russell 2500® Growth Index (small/mid cap growth companies)	28.76%
Russell 2000® Value Index (small cap value companies)	24.43%
Russell 2000® Growth Index (small cap growth companies)	28.66%

Source: Russell data copyright © Russell Investment Group 1995-2010, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2010 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and the U.S.

3

Large Company Portfolio. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

CSTG&E U.S. Social Core Equity 2 Portfolio

The CSTG&E U.S. Social Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe, with greater exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. market as a whole. The Portfolio excludes from purchase certain types of companies and industries that do not pass the social issue screens performed by a leading third-party provider. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and comprehensive exposure to U.S. stocks, but does not attempt to closely track a specific equity index. As of October 31, 2010, the Portfolio held 2,037 stocks and was mostly invested in equities throughout the year: the average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 22.14% for the Portfolio and 18.34% for the Russell 3000® Index. In general, U.S. large cap stocks significantly underperformed U.S. mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primarily sources of the Portfolio’s relative outperformance.

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010, was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets currencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

4

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

CSTG&E International Social Core Equity Portfolio

The CSTG&E International Social Core Equity Portfolio seeks to capture the returns of the broad universe of international stocks, with increased exposure to smaller company stocks and stocks with value characteristics as measured by book-to-market ratio. The Portfolio also excludes from purchase certain types of companies that do not pass social screens performed by a leading third-party provider.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and comprehensive exposure to developed country stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Portfolio held 1,904 stocks in 23 developed country markets and was fully invested in equities throughout the year. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2010, total returns were 12.32% for the Portfolio and 9.61% for the MSCI World ex USA Index (net dividends). In general, international large cap stocks underperformed international mid cap and small cap stocks over the period. The Portfolio’s lower allocation than the Index to large cap stocks and its greater allocation to mid cap and small cap stocks were the primary sources of the Portfolio’s relative outperformance.

5

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2010

EXPENSE TABLES

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
CSTG&E U.S. Social Core Equity 2 Portfolio
Actual Fund Return	$1,000.00	$994.20	0.38%	$1.91
Hypothetical 5% Annual Return	$1,000.00	$1,023.29	0.38%	$1.94

CSTG&E International Social Core Equity Portfolio
Actual Fund Return	$1,000.00	$1,056.60	0.58%	$3.01
Hypothetical 5% Annual Return	$1,000.00	$1,022.28	0.58%	$2.96

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

6

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

CSTG&E U.S. Social Core Equity 2 Portfolio		CSTG&E International Social Core Equity Portfolio
Consumer Discretionary	16.2%	Consumer Discretionary	14.6%
Consumer Staples	6.5%	Consumer Staples	5.9%
Energy	12.7%	Energy	8.3%
Financials	18.6%	Financials	27.3%
Industrials	15.9%	Industrials	17.0%
Information Technology	17.2%	Information Technology	5.6%
Materials	6.2%	Materials	14.2%
Other	—	Telecommunication Services	3.7%
Telecommunication Services	3.6%	Utilities	3.4%

Utilities	3.1%		100.0%

	100.0%

7

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.4%)
Consumer Discretionary — (13.5%)
*Carnival Corp.	6,000	$259,020	0.3%
*Liberty Media Corp. Capital Class A	4,600	264,684	0.3%
*Liberty Media Corp. Interactive Class A	17,200	253,872	0.3%
*Lowe’s Cos., Inc.	12,000	255,960	0.3%
*Target Corp.	5,200	270,088	0.3%
*Time Warner, Inc.	13,666	444,282	0.6%
*TRW Automotive Holdings Corp.	5,300	242,157	0.3%
Walt Disney Co. (The)	23,047	832,227	1.0%
Other Securities		10,452,433	12.8%

Total Consumer Discretionary		13,274,723	16.2%

Consumer Staples — (5.4%)
Coca-Cola Co. (The)	4,400	269,808	0.3%
Kraft Foods, Inc.	17,503	564,822	0.7%
*PepsiCo, Inc.	3,678	240,173	0.3%
*Procter & Gamble Co. (The)	13,300	845,481	1.0%
*Wal-Mart Stores, Inc.	11,000	595,870	0.7%
Other Securities		2,767,940	3.4%

Total Consumer Staples		5,284,094	6.4%

Energy — (10.6%)
*Anadarko Petroleum Corp.	4,100	252,437	0.3%
*Apache Corp.	2,569	259,520	0.3%
*Chevron Corp.	19,500	1,610,895	2.0%
*ConocoPhillips	13,100	778,140	0.9%
Devon Energy Corp.	3,400	221,068	0.3%
*Exxon Mobil Corp.	18,260	1,213,742	1.5%
National-Oilwell, Inc.	5,200	279,552	0.3%
Occidental Petroleum Corp.	5,435	427,354	0.5%
Other Securities		5,376,291	6.6%

Total Energy		10,418,999	12.7%

Financials — (15.5%)
*Bank of America Corp.	52,133	596,402	0.7%
*Bank of New York Mellon Corp. (The)	9,600	240,576	0.3%
*Citigroup, Inc.	70,645	294,590	0.4%
*Discover Financial Services	13,800	243,570	0.3%
*Goldman Sachs Group, Inc. (The)	3,640	585,858	0.7%
*JPMorgan Chase & Co.	36,609	1,377,597	1.7%
*MetLife, Inc.	6,648	268,114	0.3%
*Morgan Stanley	13,180	327,787	0.4%
*PNC Financial Services Group, Inc.	5,401	291,114	0.4%
*Prudential Financial, Inc.	4,500	236,610	0.3%
Travelers Cos., Inc. (The)	5,166	285,163	0.3%
*Wells Fargo & Co.	27,071	706,012	0.9%
Other Securities		9,797,569	11.9%

Total Financials		15,250,962	18.6%

Industrials — (13.3%)
*CSX Corp.	4,700	288,815	0.4%
FedEx Corp.	2,868	251,581	0.3%
General Electric Co.	50,400	807,408	1.0%
*Norfolk Southern Corp.	3,600	221,364	0.3%
*Union Pacific Corp.	4,900	429,632	0.5%
*United Technologies Corp.	3,100	231,787	0.3%

8

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
Other Securities		$10,785,889	13.1%

Total Industrials		13,016,476	15.9%

Information Technology — (14.3%)
*Apple, Inc.	1,600	481,392	0.6%
*Cisco Sytems, Inc.	16,450	375,554	0.5%
*Google, Inc.	400	245,196	0.3%
Hewlett-Packard Co.	6,500	273,390	0.3%
*Intel Corp.	19,300	387,351	0.5%
*International Business Machines Corp.	2,800	402,080	0.5%
*Microsoft Corp.	16,000	426,240	0.5%
#*Motorola, Inc.	27,300	222,495	0.3%
*Oracle Corp.	12,600	370,440	0.4%
Other Securities		10,873,422	13.2%

Total Information Technology		14,057,560	17.1%

Materials — (5.2%)
Other Securities		5,108,306	6.2%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (3.0%)
*AT&T, Inc.	31,387	894,529	1.1%
*Verizon Communications, Inc.	34,440	1,118,267	1.4%
Other Securities		944,015	1.1%

Total Telecommunication Services		2,956,811	3.6%

Utilities — (2.6%)
Other Securities		2,490,180	3.0%

TOTAL COMMON STOCKS		81,858,111	99.7%

TEMPORARY CASH INVESTMENTS — (0.2%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	190,401	190,401	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (16.4%)
§@DFA Short Term Investment Fund	16,053,865	16,053,865	19.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.23%, 11/01/10 (Collateralized by $187,789 FNMA 7.000%, 08/01/38, valued at $78,711) to be repurchased at $76,419	$76	76,418	0.1%

TOTAL SECURITIES LENDING COLLATERAL		16,130,283	19.7%

TOTAL INVESTMENTS — (100.0%) (Cost $108,419,613)		$98,178,795	119.6%

9

CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$13,274,723	—	—	$13,274,723
Consumer Staples	5,284,094	—	—	5,284,094
Energy	10,418,999	—	—	10,418,999
Financials	15,250,962	—	—	15,250,962
Industrials	13,016,476	—	—	13,016,476
Information Technology	14,057,560	—	—	14,057,560
Materials	5,108,306	—	—	5,108,306
Other	—	—	—	—
Telecommunication Services	2,956,811	—	—	2,956,811
Utilities	2,490,180	—	—	2,490,180
Temporary Cash Investments	190,401	—	—	190,401
Securities Lending Collateral	—	$16,130,283	—	16,130,283

TOTAL	$82,048,512	$16,130,283	—	$98,178,795

See accompanying Notes to Financial Statements.

10

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2010

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (89.0%)
AUSTRALIA — (6.1%)
Australia & New Zealand Banking Group, Ltd.	13,021	$317,669	0.4%
Commonwealth Bank of Australia NL	6,109	293,679	0.3%
National Australia Bank, Ltd.	15,238	381,381	0.4%
Other Securities		4,792,966	5.7%

TOTAL AUSTRALIA		5,785,695	6.8%

AUSTRIA — (0.6%)
Other Securities		521,699	0.6%

BELGIUM — (0.7%)
Other Securities		708,338	0.8%

CANADA — (9.3%)
#Bank of Montreal	4,535	267,814	0.3%
Fairfax Financial Holdings, Ltd.	500	204,525	0.2%
Goldcorp, Inc.	6,638	296,396	0.3%
#Suncor Energy, Inc.	6,901	221,124	0.3%
Talisman Energy, Inc.	12,100	219,364	0.3%
Teck Resources, Ltd. Class B	6,137	274,387	0.3%
#Toronto Dominion Bank	5,100	367,286	0.4%
Other Securities		6,931,075	8.2%

TOTAL CANADA		8,781,971	10.3%

DENMARK — (0.8%)
Other Securities		722,014	0.8%

FINLAND — (1.7%)
Other Securities		1,580,643	1.9%

FRANCE — (7.4%)
BNP Paribas SA	5,385	393,891	0.5%
Societe Generale Paris SA	4,738	284,114	0.3%
Total SA Sponsored ADR	4,900	266,952	0.3%
Vivendi SA	8,293	236,974	0.3%
Other Securities		5,836,087	6.9%

TOTAL FRANCE		7,018,018	8.3%

GERMANY — (6.2%)
Allianz SE	3,352	419,810	0.5%
BASF SE	3,776	275,505	0.3%
*Daimler AG	6,206	410,114	0.5%
Deutsche Bank AG	6,300	364,644	0.4%
Deutsche Telekom AG	21,052	304,675	0.3%
E.ON AG Sponsored ADR	8,830	275,849	0.3%
Linde AG	1,555	223,832	0.3%
Munchener Rueckversicherungs-Gesellschaft AG	1,571	245,548	0.3%
Other Securities		3,359,534	4.0%

TOTAL GERMANY		5,879,511	6.9%

GREECE — (0.5%)
Other Securities		519,126	0.6%

HONG KONG — (2.0%)
Other Securities		1,928,393	2.3%

IRELAND — (0.4%)
Other Securities		339,669	0.4%

11

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ISRAEL — (0.4%)
Other Securities		$344,783	0.4%

ITALY — (2.5%)
Intesa Sanpaolo SpA	69,040	242,825	0.3%
UniCredit SpA.	84,175	219,450	0.3%
Other Securities		1,913,786	2.2%

TOTAL ITALY		2,376,061	2.8%

JAPAN — (17.2%)
#Honda Motor Co., Ltd. Sponsored ADR	7,100	255,813	0.3%
Mitsubishi UFJ Financial Group, Inc.	60,470	280,642	0.3%
#*Toyota Motor Corp. Sponsored ADR	3,500	247,870	0.3%
Other Securities		15,557,209	18.4%

TOTAL JAPAN		16,341,534	19.3%

NETHERLANDS — (2.1%)
#ArcelorMittal NV	6,554	212,078	0.3%
Other Securities		1,793,734	2.1%

TOTAL NETHERLANDS		2,005,812	2.4%

NEW ZEALAND — (0.2%)
Other Securities		148,521	0.2%

NORWAY — (1.0%)
Other Securities		985,535	1.2%

PORTUGAL — (0.5%)
Other Securities		433,443	0.5%

SINGAPORE — (1.5%)
Other Securities		1,404,747	1.7%

SPAIN — (2.3%)
Banco Santander SA Sponsored ADR	33,745	432,273	0.5%
Repsol YPF SA Sponsored ADR	7,300	202,137	0.3%
Other Securities		1,545,331	1.8%

TOTAL SPAIN		2,179,741	2.6%

SWEDEN — (2.6%)
Nordea Bank AB	27,436	302,088	0.4%
Svenska Handelsbanken AB Series A	6,275	205,279	0.2%
Telefonaktiebolaget LM Ericsson AB Sponsored ADR	19,000	208,810	0.2%
Other Securities		1,768,728	2.1%

TOTAL SWEDEN		2,484,905	2.9%

SWITZERLAND — (4.6%)
Compagnie Financiere Richemont SA Series A	4,435	221,210	0.3%
Credit Suisse Group AG Sponsored ADR	6,300	261,450	0.3%
Holcim, Ltd. AG	4,427	275,786	0.3%
Swiss Reinsurance Co., Ltd. AG	5,759	276,703	0.3%
Zurich Financial Services AG	2,043	499,958	0.6%
Other Securities		2,800,886	3.3%

TOTAL SWITZERLAND		4,335,993	5.1%

UNITED KINGDOM — (18.4%)
Anglo American P.L.C.	6,671	310,823	0.4%
Aviva P.L.C.	43,610	278,116	0.3%
Barclays P.L.C. Sponsored ADR	13,100	231,215	0.3%
BHP Billiton P.L.C. ADR	3,200	226,560	0.3%
*BP P.L.C. Sponsored ADR	18,900	771,687	0.9%

12

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
#HSBC Holdings P.L.C. Sponsored ADR	23,807	$1,240,583	1.5%
International Power P.L.C.	44,274	295,407	0.3%
Kingfisher P.L.C.	69,403	264,399	0.3%
Legal & General Group P.L.C.	127,022	204,214	0.2%
Royal Dutch Shell P.L.C. ADR	19,700	1,267,104	1.5%
Standard Chartered P.L.C.	18,774	543,038	0.6%
Vodafone Group P.L.C. Sponsored ADR	43,277	1,190,550	1.4%
Other Securities		10,646,008	12.6%

TOTAL UNITED KINGDOM		17,469,704	20.6%

TOTAL COMMON STOCKS		84,295,856	99.4%

RIGHTS/WARRANTS — (0.1%)
BELGIUM — (0.0%)
Other Securities		24	0.0%

FRANCE — (0.0%)
Other Securities		486	0.0%

UNITED KINGDOM — (0.1%)
Other Securities		67,919	0.1%

TOTAL RIGHTS/WARRANTS		68,429	0.1%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $265,000 FNMA 5.50%, 12/01/38, valued at $136,379) to be repurchased at $133,002	$133	133,000	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.8%)
§@DFA Short Term Investment Fund	8,956,385	8,956,385	10.6%
@Repurchase Agreement, Deutsche Bank Securities, Inc. 0.22%, 11/01/10 (Collateralized by $42,295,271 FNMA 7.000%, 08/01/38, valued at $1,345,175)## to be repurchased at $1,318,823	$1,319	1,318,799	1.5%

TOTAL SECURITIES LENDING COLLATERAL		10,275,184	12.1%

TOTAL INVESTMENTS — (100.0%) (Cost $112,087,409)		$94,772,469	111.7%

13

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$407,229	$5,378,466	—	$5,785,695
Austria	—	521,699	—	521,699
Belgium	126,828	581,510	—	708,338
Canada	8,781,971	—	—	8,781,971
Denmark	3,715	718,299	—	722,014
Finland	320,031	1,260,612	—	1,580,643
France	904,408	6,113,610	—	7,018,018
Germany	935,989	4,943,522	—	5,879,511
Greece	82,087	437,039	—	519,126
Hong Kong	86	1,928,307	—	1,928,393
Ireland	75,575	264,094	—	339,669
Israel	34,294	310,489	—	344,783
Italy	344,778	2,031,283	—	2,376,061
Japan	1,161,770	15,179,764	—	16,341,534
Netherlands	204,169	1,801,643	—	2,005,812
New Zealand	—	148,521	—	148,521
Norway	106,656	878,879	—	985,535
Portugal	—	433,443	—	433,443
Singapore	501	1,404,246	—	1,404,747
Spain	973,557	1,206,184	—	2,179,741
Sweden	208,810	2,276,095	—	2,484,905
Switzerland	623,753	3,712,240	—	4,335,993
United Kingdom	6,343,709	11,125,995	—	17,469,704
Rights/Warrants
Belgium	24	—	—	24
France	486	—	—	486
United Kingdom	—	67,919	—	67,919
Temporary Cash Investments	—	133,000	—	133,000
Securities Lending Collateral	—	10,275,184	—	10,275,184

TOTAL	$21,640,426	$73,132,043	—	$94,772,469

See accompanying Notes to Financial Statements.

14

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

	CSTG&E U.S. Social Core Equity 2 Portfolio	CSTG&E International Social Core Equity Portfolio
ASSETS:
Investments at Value (including $15,526 and $9,791 of securities on loan, respectively)	$81,858	$84,364
Temporary Cash Investments at Value & Cost	190	133
Collateral Received from Securities on Loan at Value & Cost	16,130	10,275
Foreign Currencies at Value	—	234
Cash	—	16
Receivables:
Investment Securities Sold	1	—
Dividends, Interest and Tax Reclaims	76	208
Securities Lending Income	5	6
Prepaid Expenses and Other Assets	2	1

Total Assets	98,262	95,237

LIABILITIES:
Payables:
Upon Return of Securities Loaned	16,130	10,275
Investment Securities Purchased	—	48
Due to Advisor	18	30
Accrued Expenses and Other Liabilities	31	48

Total Liabilities	16,179	10,401

NET ASSETS	$82,083	$84,836

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	9,666,290	10,717,096

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.49	$7.92

Investments at Cost	$92,099	$101,679

Foreign Currencies at Cost	$—	$231

NET ASSETS CONSIST OF:
Paid-In Capital	$98,121	$104,093
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	156	277
Accumulated Net Realized Gain (Loss)	(5,953)	(2,229)
Net Unrealized Foreign Exchange Gain (Loss)	—	7
Net Unrealized Appreciation (Depreciation)	(10,241)	(17,312)

NET ASSETS	$82,083	$84,836

(1) NUMBER OF SHARES AUTHORIZED	300,000,000	300,000,000

See accompanying Notes to Financial Statements.

15

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2010

(Amounts in thousands)

	CSTG&E U.S. Social Core Equity 2 Portfolio	CSTG&E International Social Core Equity Portfolio
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0 and $164, respectively)	$1,296	$2,004
Income from Securities Lending	56	99

Total Investment Income	1,352	2,103

Expenses
Investment Advisory Services Fees	210	329
Accounting & Transfer Agent Fees	29	34
Custodian Fees	10	23
Filing Fees	1	1
Shareholders’ Reports	10	10
Directors’/Trustees’ Fees & Expenses	1	1
Professional Fees	2	2
Other	27	42

Total Expenses	290	442

Net Investment Income (Loss)	1,062	1,661

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(530)	336
Foreign Currency Transactions	—	4
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	15,156	7,350
Translation of Foreign Currency Denominated Amounts	—	6

Net Realized and Unrealized Gain (Loss)	14,626	7,696

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,688	$9,357

See accompanying Notes to Financial Statements.

16

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	CSTG&E U.S. Social Core Equity 2 Portfolio		CSTG&E International Social Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,062	$1,222	$1,661	$1,697
Net Realized Gain (Loss) on:
Investment Securities Sold	(530)	(3,256)	336	(2,256)
Futures	—	121	—	(95)
Foreign Currency Transactions	—	—	4	39
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	15,156	9,168	7,350	20,546
Translation of Foreign Currency Denominated Amounts	—	—	6	(3)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,688	7,255	9,357	19,928

Distributions From:
Net Investment Income	(1,073)	(1,322)	(1,621)	(1,863)

Total Distributions	(1,073)	(1,322)	(1,621)	(1,863)

Capital Share Transactions (1):
Shares Issued	840	4,853	3,235	6,772
Shares Issued in Lieu of Cash Distributions	1,073	1,322	1,621	1,863
Shares Redeemed	(6,813)	(8,243)	(3,957)	(6,978)

Net Increase (Decrease) from Capital Share Transactions	(4,900)	(2,068)	899	1,657

Total Increase (Decrease) in Net Assets	9,715	3,865	8,635	19,722
Net Assets
Beginning of Period	72,368	68,503	76,201	56,479

End of Period	$82,083	$72,368	$84,836	$76,201

(1) Shares Issued and Redeemed:
Shares Issued	111	776	456	1,201
Shares Issued in Lieu of Cash Distributions	141	223	238	314
Shares Redeemed	(846)	(1,224)	(541)	(1,086)

Net Increase (Decrease) from Shares Issued and Redeemed	(594)	(225)	153	429

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$156	$167	$277	$233

See accompanying Notes to Financial Statements.

17

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	CSTG&E U.S. Social Core Equity 2 Portfolio						CSTG&E International Social Core Equity Portfolio
	Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Period Aug. 3, 2007(a) to Nov. 30, 2007		Year Ended Oct. 31, 2010	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Period Aug. 3, 2007(a) to Nov. 30, 2007

Net Asset Value, Beginning of Period	$7.05	$6.53	$10.03		$10.00		$7.21	$5.57	$10.42		$10.00

Income from Investment Operations
Net Investment Income (Loss)(A)	0.11	0.12	0.14		0.05		0.16	0.16	0.26		0.06
Net Gains (Losses) on Securities (Realized and Unrealized)	1.44	0.53	(3.50)		(0.01)		0.70	1.65	(4.85)		0.37

Total from Investment Operations	1.55	0.65	(3.36)		0.04		0.86	1.81	(4.59)		0.43

Less Distributions
Net Investment Income	(0.11)	(0.13)	(0.14)		(0.01)		(0.15)	(0.17)	(0.26)		(0.01)

Total Distributions	(0.11)	(0.13)	(0.14)		(0.01)		(0.15)	(0.17)	(0.26)		(0.01)

Net Asset Value, End of Period	$8.49	$7.05	$6.53		$10.03		$7.92	$7.21	$5.57		$10.42

Total Return	22.14%	10.26%	(33.87	)%(C)	0.42	%(C)	12.32%	33.26%	(45.01	)%(C)	4.33%	(C)

Net Assets, End of Period (thousands)	$82,083	$72,368	$68,503		$95,612		$84,836	$76,201	$56,479		$95,903
Ratio of Expenses to Average Net Assets	0.37%	0.40%	0.38	%(B)	0.46	%(B)(D)	0.56%	0.60%	0.60	%(B)	0.78%	(B)(D)
Ratio of Net Investment Income to Average Net Assets	1.36%	1.89%	1.68	%(B)	1.46	%(B)(D)	2.12%	2.69%	3.24	%(B)	1.90%	(B)(D)
Portfolio Turnover Rate	7%	12%	5	%(C)	1	%(C)	5%	10%	6	%(C)	1%	(C)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

18

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company whose shares are offered, without a sales charge, generally to institutional investors and clients of registered investment advisors. The Fund offers fifty-eight operational portfolios, two of which, CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio (the “Portfolios”), are included in this report. The remaining fifty-six portfolios are presented in separate reports.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by the Portfolios (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. These securities are generally categorized as Level 2 in the hierarchy. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

CSTG&E International Social Core Equity Portfolio will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of Tokyo

19

Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset value of CSTG&E International Social Core Equity Portfolio is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time CSTG&E International Social Core Equity Portfolio prices its shares at the close of the NYSE, the Portfolio will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on CSTG&E International Social Core Equity Portfolio’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Portfolio has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by CSTG&E International Social Core Equity Portfolio utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When CSTG&E International Social Core Equity Portfolio uses fair value pricing, the values assigned to CSTG&E International Social Core Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Certain foreign equity securities that are fair value adjusted through an independent pricing service which considers statistically relevant trading patterns may periodically move from input valuation Level 2 to input valuation Level 1 when not meeting the fair value adjustment trigger requirements.

Futures contracts held by the Portfolios are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The portfolios did not have any significant transfers between Level 1 and Level 2 during the year ended October 31, 2010.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of CSTG&E International Social Core Equity Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

CSTG&E International Social Core Equity Portfolio does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon

20

years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

CSTG&E International Social Core Equity Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. CSTG&E International Social Core Equity Portfolio accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Portfolios. For the year ended October 31, 2010, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.27% and 0.42% of average daily net assets for CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio, respectively.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $211 (in thousands). The total related amounts paid by the Fund are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

CSTG&E U.S. Social Core Equity 2 Portfolio	$2
CSTG&E International Social Core Equity Portfolio	2

21

E. Purchases and Sales of Securities:

For the year ended October 31, 2010, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
CSTG&E U.S. Social Core Equity 2 Portfolio	$5,353	$10,506
CSTG&E International Social Core Equity Portfolio	4,837	4,096

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from these amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to character redesignation, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share. (amounts in thousands):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
CSTG&E U.S. Social Core Equity 2 Portfolio	—	—
CSTG&E International Social Core Equity Portfolio	$ 4	$(4)

The tax character of dividends and distributions declared and paid during the year ended October 31, 2009 and the year ended October 31, 2010 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
CSTG&E U.S. Social Core Equity 2 Portfolio
2009	$1,323	—	$1,323
2010	1,073	—	1,073
CSTG&E International Social Core Equity Portfolio
2009	1,863	—	1,863
2010	1,621	—	1,621

22

At October 31, 2010, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
CSTG&E U.S. Social Core Equity 2 Portfolio	$158	$(5,946)	$(5,788)
CSTG&E International Social Core Equity Portfolio	315	(2,228)	(1,913)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date (amounts in thousands):

	Expires on October 31,
	2015	2016	2017	2018	Total
CSTG&E U.S. Social Core Equity 2 Portfolio	$367	$1,889	$3,134	$556	$5,946
CSTG&E International Social Core Equity Portfolio	—	—	2,228	—	2,228

During the year ended October 31, 2010, the following Portfolio utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

CSTG&E International Social Core Equity Portfolio	$336

Some of the investments held by CSTG&E International Social Core Equity Portfolio are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2010, CSTG&E International Social Core Equity Portfolio had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes of $35 (in thousands). For the year ended October 31, 2010, there were no realized gains on the sale of passive foreign investment companies.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CSTG&E U.S. Social Core Equity 2 Portfolio	$108,426	$9,880	$(20,128)	$(10,248)
CSTG&E International Social Core Equity Portfolio	112,124	9,146	(26,498)	(17,352)

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Portfolio’s tax position and has concluded that no provision for income tax is required in any Portfolios’ financial statements. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

23

G. Financial Instruments:

In accordance with the Fund’s investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Portfolios may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Portfolios’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the CSTG&E International Social Core Equity Portfolio may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Portfolios.

3.    Futures Contracts:    The Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period.

At October 31, 2010, the Portfolios had no outstanding futures contracts.

H. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank.

24

Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentage and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
CSTG&E U.S. Social Core Equity 2 Portfolio	1.99%	$612	31	$1	$2,318

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the year ended October 31, 2010, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentage and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
CSTG&E International Social Core Equity Portfolio	0.91%	$161	42	—	$593

There were no outstanding borrowings by the Portfolios under this line of credit as of October 31, 2010.

I. Securities Lending:

As of October 31, 2010, the Portfolios had securities on loan to brokers/dealers, for which it received cash collateral. The Portfolios invest the cash collateral, as described below, and record a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to their stated investment policies, the Portfolios will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. The Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized

25

by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, the Portfolios will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

L. Other:

At October 31, 2010, two shareholders held 94% of the outstanding shares of CSTG&E U.S. Social Core Equity 2 Portfolio and two shareholders held 93% of the outstanding shares of CSTG&E International Social Core Equity Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodians, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

27

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

28

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

29

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer

and Chief Investment Officer

of DFAIDG, DIG and DEM. Trustee, Co-Chief

Executive Officer,

Chief Investment Officer and Vice President of DFAITC. 6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies

Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

30

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010

Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

31

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

32

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian A. Newton Vice President Age: 35	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

33

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 36	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Kyle K. Ozaki Vice President Age: 32	Since 2010

Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since Januay 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.

Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

34

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

35

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

36

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with a October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, each Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Foreign Source Income(4)	Qualified Interest Income(5)	Qualified Short-Term Capital Gain(6)
CSTG&E U.S. Social Core Equity 2 Portfolio	100%	—	—	100%	100%	100%	—	—	100%	100%
CSTG&E International Social Core Equity Portfolio	100%	—	—	100%	100%	100%	4%	134%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

37

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DFA103110-015A

ANNUAL REPORT

year ended: October 31, 2010

DFA Investment Dimensions Group Inc.

World ex U.S. Value Portfolio

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

November 2010

Dear Fellow Shareholder,

In 2011, Dimensional celebrates its thirtieth anniversary. Our growth — from a start-up business working out of my Brooklyn apartment to a global investment firm with offices in six countries — has been greater than we could ever have predicted. We take a lot of pride in what we have been able to accomplish.

The Dimensional business model, at its most basic, is about ideas and the implementation of those ideas. We’ve built Dimensional on a set of ideas that have revolutionized finance over the last fifty years. We work closely with academics like Gene Fama, Ken French, and Robert Merton who have been at the forefront in developing the field of modern finance. This great partnership with leading thinkers has carried us over the last thirty years. It is the principle of comparative advantage at its best. The thinkers work on developing the ideas, and we find the best ways to implement those ideas for our clients.

Working together with academics and our clients, we have helped change the world. It’s great to know that it is still possible to do well by doing good.

Sincerely,

David G. Booth

Chairman and Co-Chief Executive Officer

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DFA INVESTMENT DIMENSIONS GROUP INC.

World ex U.S. Value Portfolio

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DFA INVESTMENT DIMENSIONS GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments

Investment Abbreviations

FHLMC	Federal Home Loan Mortgage Corporation

Investment Footnotes

†	See Note B to Financial Statements.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Funds.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
(a)	Commencement of Operations.

1

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHART

2

DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2010

The one-year period ending October 31, 2010 was characterized by relatively high levels of volatility in non-US developed markets. Broad market returns were positive, with stocks represented by the MSCI World ex USA Index (net dividends) returning 9.61%.

While market returns were positive in November and December of 2009, high volatility over the next five months — punctuated by an 11% drop in May — took developed non-US stocks to their lows for the fiscal year. In June, stocks began a sharp rise which continued through the remainder of the fiscal year as global economic data generally improved. As measured by the MSCI indices, growth stocks outperformed their value counterparts, while small cap stocks outperformed large caps.

12 Months Ended October 31, 2010

U.S. Dollar Return
MSCI World ex USA Index	9.61%
MSCI World ex USA Small Cap Index	17.23%
MSCI World ex USA Value Index	6.38%
MSCI World ex USA Growth Index	12.87%

The performance of the US dollar (USD) was mixed against other major developed markets curencies during the period. While the USD rose slightly against the euro and British pound, it fell against most other G10 currencies, and in particular against the Japanese yen.

12 Months Ended October 31, 2010

Ten Largest Foreign Developed Markets by Market Cap	Local Currency Return	U.S. Dollar Return
United Kingdom	16.07%	12.58%
Japan	-6.76%	4.78%
Canada	15.83%	22.62%
France	11.80%	5.31%
Australia	3.70%	12.50%
Germany	20.61%	13.61%
Switzerland	5.53%	9.90%
Spain	-2.96%	-8.59%
Sweden	17.82%	23.94%
Italy	0.69%	-5.14%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

Gains in emerging markets were higher on average than in developed markets, although results varied widely among the individual emerging markets countries. For the one-year period ended October 31, 2010, returns in US dollars were 23.56% for the MSCI Emerging Markets Index (net dividends) versus 9.61% for the MSCI World ex USA Index (net dividends). As measured by the MSCI indices, emerging markets growth stocks outperformed their value counterparts, while emerging markets small cap stocks outperformed large caps.

3

12 Months Ended October 31, 2010	U.S. Dollar Return
MSCI Emerging Markets Index	23.56%
MSCI Emerging Markets Small Cap Index	37.02%
MSCI Emerging Markets Value Index	21.96%
MSCI Emerging Markets Growth Index	25.17%

The US dollar (USD) generally depreciated against most major emerging markets currencies during the period, increasing most local country returns when denominated in USD.

12 Months Ended October 31, 2010

Ten Largest Emerging Markets by Market Cap	Local Currency Return	U.S. Dollar Return
China	11.14%	11.11%
Brazil	11.67%	14.86%
South Korea	18.52%	24.52%
Taiwan	13.20%	20.23%
India	27.64%	34.93%
South Africa	18.71%	33.55%
Russia	19.19%	13.38%
Mexico	25.55%	33.87%
Malaysia	23.94%	35.93%
Indonesia	41.78%	51.50%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Copyright MSCI 2010, all rights reserved.

International Equity Portfolio’s Performance Overview

World ex U.S. Value Portfolio

The World ex US Value Portfolio seeks to capture the returns of value stocks across all market capitalizations in international developed and emerging markets by purchasing shares of three funds managed by Dimensional Fund Advisors: The DFA International Value Series, DFA International Small Cap Value Portfolio, and Dimensional Emerging Markets Value Fund (the “Underlying Funds”). The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to value stocks, but does not attempt to track a specific equity index. As of October 31, 2010, the Underlying Funds held 4,644 stocks. In general the Portfolio was fully invested in equities. The average cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Underlying Funds’ diversified investment approach, performance was determined principally by broad structural trends in the international and emerging equity markets, rather than the behavior of a limited number of stocks. From the Portfolio’s inception on August 23, 2010, through October 31, 2010, total returns were 13.50% for the Portfolio and 12.78% for the MSCI All Country World ex USA Index (net dividends).

4

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the period indicated.

For the Period August 23, 2010 to October 31, 2010

EXPENSE TABLES
	Beginning Account Value 08/23/10	Ending Account Value 10/31/10	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,135.00	0.90%	$1.84
Hypothetical 5% Annual Return	$1,000.00	$1,020.67	0.90%	$4.58

*

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Fund’s portion of the expenses of its Master Funds (Affliliate Investment Companies). The Portfolio commenced operations on August 23, 2010. Expenses are equal to the fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (70), then divided by the number of days in the year (365) to reflect the period. The “Ending Account Value” is derived from the fund’s share class actual return since inception. The “Hypothetical 5% Annual Return” information reflects the 184 day period for the six-months ended October 31, 2010 to allow for comparability.

5

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2010. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which is included in another report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Funds’ holdings which reflects the investments by country.

Affiliated Investment Companies	100.0%

6

WORLD EX U.S. VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2010

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.9%)
Investment in The DFA International Value Series of The DFA Investment Trust Company		$19,724,285
Investment in Dimensional Emerging Markets Value Fund		7,158,718
Investment in DFA International Small Cap Value Portfolio of DFA Investment Dimensions Group Inc	166,600	2,692,256

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $26,172,592)		29,575,259

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/01/10 (Collateralized by $15,000 FHLMC 5.00%, 10/15/19, valued at $16,969) to be repurchased at $13,000 (Cost $13,000)	$13	13,000

TOTAL INVESTMENTS - (100.0%) (Cost $26,185,592)		$29,588,259

Summary of inputs used to value the Portfolio’s investments as of October 31, 2010 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$29,575,259	—	—	$29,575,259
Temporary Cash Investments	—	$13,000	—	13,000

TOTAL	$29,575,259	$13,000	—	$29,588,259

See accompanying Notes to Financial Statements.

7

DFA INVESTMENT DIMENSIONS GROUP INC.

WORLD EX U.S. VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2010

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in Affiliated Investment Companies at Value	$29,575
Temporary Cash Investments at Value & Cost	13
Cash	16
Deferred Offering Costs	17

Total Assets	29,621

LIABILITIES:
Accrued Expenses and Other Liabilities	5

Total Liabilities	5

NET ASSETS	$29,616

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	2,608,303

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.35

Investments in Affiliated Investment Companies at Cost	$26,173

NET ASSETS CONSIST OF:
Paid-In Capital	$25,962
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	46
Accumulated Net Realized Gain (Loss)	212
Deferred Thailand Capital Gains Tax	(3)
Net Unrealized Foreign Exchange Gain (Loss)	(3)
Net Unrealized Appreciation (Depreciation)	3,402

NET ASSETS	$29,616

(1) NUMBER OF SHARES AUTHORIZED	100,000,000

See accompanying Notes to Financial Statements.

8

DFA INVESTMENT DIMENSIONS GROUP INC.

WORLD EX U.S. VALUE PORTFOLIO

STATEMENT OF OPERATIONS

FOR THE PERIOD AUGUST 23, 2010(a) TO OCTOBER 31, 2010

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $6)	$81
Income from Securities Lending	4
Expenses Allocated from Affiliated Investment Companies	(11)

Total Investment Income	74

Expenses
Administrative Services Fees	25
Accounting & Transfer Agent Fees	2
Filing Fees	2
Shareholders’ Reports	2
Audit Fees	3
Legal Fees	1
Organizational & Offering Costs	24

Total Expenses	59

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	(25)

Net Expenses	34

Net Investment Income (Loss)	40

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	212
Foreign Currency Transactions	2
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	3,256
Translation of Foreign Currency Denominated Amounts	(3)
Deferred Thailand Capital Gains Tax	(3)

Net Realized and Unrealized Gain (Loss)	3,464

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,504

Investment	Income and a portion of Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Funds (Affiliated Investment
Companies).
See	page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

9

DFA INVESTMENT DIMENSIONS GROUP INC.

WORLD EX U.S. VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

(Amounts in thousands)

For the Period Aug. 23, 2010(a) to Oct. 31, 2010
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$40
Net Realized Gain (Loss) on:
Investment Securities Sold	212
Foreign Currency Transactions	2
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	3,256
Translation of Foreign Currency Denominated Amounts	(3)
Deferred Thailand Capital Gains Tax	(3)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,504

Capital Share Transactions (1):
Shares Issued	28,812
Shares Redeemed	(2,700)

Net Increase (Decrease) from Capital Share Transactions	26,112

Total Increase (Decrease) in Net Assets	29,616
Net Assets
Beginning of Period	—

End of Period	$29,616

(1) Shares Issued and Redeemed:
Shares Issued	2,860
Shares Redeemed	(252)

Net Increase (Decrease) from Shares Issued and Redeemed	2,608

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$46

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

10

DFA INVESTMENT DIMENSIONS GROUP INC.

WORLD EX U.S. VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout the period)

	Period Aug. 23, 2010(a) to Oct. 31, 2010

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net Investment Income (Loss)(A)	0.02
Net Gains (Losses) on Securities (Realized and Unrealized)	1.33

Total from Investment Operations	1.35

Less Distributions
Net Investment Income	—

Total Distributions	—

Net Asset Value, End of Period	$11.35

Total Return	13.50%(C	)

Net Assets, End of Period (thousands)	$29,616
Ratio of Expenses to Average Net Assets(D)	0.90%(B	)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)(D)	1.37%(B	)(E)
Ratio of Net Investment Income to Average Net Assets	0.76%(B	)(E)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

11

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund offers fifty-eight operational portfolios, one of which, World ex U.S. Value Portfolio (the “Portfolio”), is included in this report. The remaining fifty-seven portfolios are presented in separate reports.

World ex U.S. Value Portfolio achieves its investment objective by primarily investing in other portfolios within The DFA Investment Trust Company (“ITC”), DFA Investment Dimensions Group Inc. (“IDG”) and Dimensional Emerging Markets Value Fund (“DEM”) (collectively, the “Master Funds”). The Portfolio also invests in short-term temporary cash investments.

Master Funds	World ex U.S. Value Portfolio (Percentage of Ownership at October 31, 2010)
The DFA International Value Series (ITC)	—
Dimensional Emerging Markets Value Fund (DEM)	—
DFA International Small Cap Value Portfolio (IDG)	—

Amounts designated as — are less than 1%

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments

Master Fund shares held by World ex U.S. Value Portfolio are valued at its respective daily net asset values, as the Master Fund is treated as a regulated investment company. The Portfolio’s investments in partnerships reflect proportionate interest in the net assets of their corresponding partnerships. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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2.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Director shall have the right in a notice of election to defer compensation (the “Notice”) to elect to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board of the Fund (unless the Director files an amended Notice selecting a different distribution date). Robert C. Merton resigned from the Board of the Fund on December 1, 2009 and received a lump sum payment of the proceeds of his deferred fee account on January 4, 2010 in the amount of $241,764. As of October 31, 2010, no other Directors have requested or received a distribution of proceeds of a deferred fee account.

3.    Other:    The Portfolio recognizes its pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis from its respective investments in partnerships. Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from the investment in affiliated investment companies that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Interest income is recorded on the accrual basis. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Portfolio may be subject to taxes imposed by countries in which the Master Funds invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrue such taxes when the related income or capital gains are earned by the Master Funds or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Master Funds. The Advisor also provides administrative services to the Portfolio, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services. For the period ended October 31, 2010, the administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.47% of the Portfolio’s average daily net assets. The Portfolio does not pay separate management fees to the Advisor.

Pursuant to a Fee Waiver Agreement for the Portfolio, the Advisor has agreed to waive up to the full amount of the Portfolio’s administration fee of 0.47% to the extent necessary to offset the proportionate share of the administration fees paid by the Portfolio through its investment in the Master Funds. In addition, under the Fee Waiver Agreement, the Advisor also has agreed to waive all or a portion of the administration fee that remains payable by the Portfolio

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(i.e. the administration fee remaining after the proportionate share of the Master Funds’ advisory services fees have been offset (the “Remaining Management Fee”)) to the extent necessary to reduce the Portfolio’s ordinary operating expenses (including expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) so that such Portfolio Expenses do not exceed 0.60% of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”). The maximum amount that may be waived to limit Portfolio Expenses pursuant to this paragraph is the amount of the Remaining Management Fee. Further, at any time that the Portfolio Expenses of the Portfolio are less than the Portfolio’s Expense Limitation Amount, the Advisor retains the right to seek reimbursement for the amount of any Remaining Management Fees previously waived to the extent that such reimbursement will not cause the Portfolio’s annualized Portfolio Expenses to exceed the Portfolio’s Expense Limitation Amount. The Portfolio is not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement. The Fee Waiver Agreement for the Portfolio will remain in effect through March 1, 2011, and may not be terminated by the Advisor prior to that date. At October 31, 2010, approximately $25 (in thousands) of previously waived fees are subject to future recovery by the Advisor over various periods not exceeding October 31, 2013.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2010, the total related amounts paid by the Fund to the CCO were $211 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2010, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

World ex U.S. Value Portfolio	$—

E. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from these amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2010, primarily attributable to disallowed expenses and reclasses from capital gains to ordinary income, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(4)	$6	$(2)

The Portfolio commenced operations on August 23, 2010 and did not pay any distributions for the year ended October 31, 2010.

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At October 31, 2010, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings/ (Accumulated Losses)
$78	$194	$272

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2010, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

The Portfolio’s investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2010, the Portfolio had cumulative unrealized appreciation (depreciation) (mark to market) of amounts less than a thousand to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2010, realized gains on the sale of passive foreign investment companies totaling to an amount less than a thousand have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes.

At October 31, 2010, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$26,185	$2,925	$478	$3,403

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Portfolio’s tax position and has concluded that no provision for income tax is required in the Portfolios’ financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

F. Financial Instruments:

In accordance with the Fund’s investment objectives and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Portfolio may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Portfolio’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 29, 2010.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These

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markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Master Funds may be inhibited.

G. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 21, 2011. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2010.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2010 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2011.

For the period ended October 31, 2010, borrowings by the Portfolio under this line of credit were as follows (amounts in thousands, except percentage and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
0.95%	$16	1	—	$16

There were no outstanding borrowings by the Portfolio under this line of credit as of October 31, 2010.

H. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Recently Issued Accounting Standards:

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures in the roll forward of activity in Level 3 fair value measurements effective for interim and annual reporting periods beginning after December 15, 2010. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

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J. Other:

At October 31, 2010, two shareholders held 100% of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed an action against all shareholders of The Tribune Company who tendered shares when the Tribune Company went private in 2007 in a leveraged buy out transaction, seeking the return of all proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on our financial position, our results of operations, or our cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of World ex U.S. Value Portfolio and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of World ex U.S. Value Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2010, the results of each of its operations for the period then ended, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2010

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FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2010.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould and Myron S. Scholes. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were seven Performance Committee meetings held during the fiscal year ended October 31, 2010.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 63	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name,Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 71	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).
Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 69	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	86 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).
Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 57	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	86 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director,

Co-Chief Executive Officer

and President of DFAIDG,

DIG and DEM. Chairman,

Trustee, Co-Chief

Executive Officer and

President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 63

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	86 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Co-Chief Executive Officer and, formerly, Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (2003 to 3/30/2007) of the following companies: Dimensional Fund Advisors LP, DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc. and The DFA Investment Trust Company. Chairman, Director, President and Co- Chief Executive Officer of Dimensional Holdings Inc. and formerly Chief Executive Officer (until 1/1/2010) and Chief Investment Officer (until 3/30/2007). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director of Dimensional Cayman Commodity Fund I Ltd. Chairman, and President of Dimensional SmartNest LLC and Dimensional SmartNest (U.S.) LLC.

Eduardo A. Repetto

Director, Co-Chief

Executive Officer and

Chief Investment Officer of

DFAIDG, DIG and DEM.

Trustee, Co-Chief

Executive Officer, Chief

Investment Officer and

Vice President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 43

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	86 portfolios in 4 investment companies	Co-Chief Executive Officer (beginning January 2010), Chief Investment Officer (beginning March 2007) and formerly, Vice President of Dimensional Fund Advisors LP, Dimensional Holdings Inc., DFA Securities LLC, Dimensional Emerging Markets Value Fund, DFAIDG, Dimensional Investment Group Inc., The DFA Investment Trust Company, and Dimensional Fund Advisors Canada ULC; Director of all such entities except Dimensional Fund Advisors LP and DFA Securities LLC. Chief Investment Officer, Vice President and Director of DFA Australia Limited. Director of Dimensional Fund Advisors Ltd., Dimensional Funds PLC and Dimensional Funds II PLC. Director of Dimensional Cayman Commodity Fund I Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*	Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

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Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 47	Since 2008	Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).
Darryl D. Avery Vice President Age: 44	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 54	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 43	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Joseph H. Chi Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 61	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 44	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 53	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 53	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Peter F. Dillard Vice President Age: 38	Since 2010	Vice President of all the DFA Entities. Research Associate for Dimensional (since August 2008). Formerly, Research Assistant for Dimensional from April 2006-August 2008. Prior to April 2006, Manager at Hilton Hotels Corp. (September 2004-April 2006).

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Robert W. Dintzner Vice President Age: 40	Since 2001	Vice President of all the DFA Entities.
Beth Ann Dranguet Vice President Age: 40	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since July 2007). Formerly, Associate at Vinson & Elkins LLP (September 1999-July 2007).
Kenneth N. Elmgren Vice President Age: 56	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 45	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.
Eugene F. Fama, Jr. Vice President Age: 49	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 39	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Jeremy P. Freeman Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).
Mark R. Gochnour Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 43	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 36	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Joel H. Hefner Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie C. Henderson Vice President and Fund Controller Age: 36	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin B. Hight Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2001).

23

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Patrick M. Keating Vice President Age: 55	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.
David M. Kershner Vice President Age: 39	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since June 2004).
Joseph F. Kolerich Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 43	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 35	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Juliet Lee Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Apollo D. Lupescu Vice President Age: 41	Since 2009	Vice President of all the DFA Entities. Regional Director for Dimensional (since February 2004).
Kenneth M. Manell Vice President Age: 37	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2006). Formerly, Assistant General Counsel at Castle & Cooke (January 2004-September 2006).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 40	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).
David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 53	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).
Catherine L. Newell Vice President and Secretary Age: 46	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Christian A. Newton Vice President Age: 35	Since 2009	Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

24

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carolyn L. O Vice President Age: 36	Since 2010	Vice President of all the DFA Entities. Counsel for Dimensional (since September 2007). Prior to September 2007, Associate at K&L Gates LLP (January 2004-September 2007).
Gerard K. O’Reilly Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).
Daniel C. Ong Vice President Age: 36	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).
Kyle K. Ozaki Vice President Age: 32	Since 2010	Vice President of all the DFA Entities. Senior Compliance Officer for Dimensional (since January 2008). Formerly, Compliance Officer (February 2006-December 2007) and Compliance Analyst (August 2004-January 2006) for Dimensional.
Carmen E. Palafox Vice President Age: 36	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya K. Park Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.
David A. Plecha Vice President Age: 49	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Theodore W. Randall Vice President Age: 37	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 39	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).
Julie A. Saft Vice President Age: 51	Since 2010	Vice President of all the DFA Entities. Client Systems Manager for Dimensional (since July 2008). Formerly, Senior Manager at Vanguard (November 1997-July 2008).
David E. Schneider Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Walid A. Shinnawi Vice President Age: 48	Since 2010	Vice President of all the DFA Entities. Regional Director for Dimensional (since March 2006). Formerly, Senior Manager at Moody’s KMV (1999-March 2006).
Bruce A. Simmons Vice President Age: 45	Since 2009	Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).
Edward R. Simpson Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 54	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

25

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Carl G. Snyder Vice President Age: 47	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 62	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 37	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 52	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 44	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Brian J. Walsh Vice President Age: 40	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Weston J. Wellington Vice President Age: 59	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Ryan J. Wiley Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 55	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

26

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

27

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2009 to October 31, 2010, the Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Foreign Source Income(4)	Qualified Interest Income(5)	Qualified Short-Term Capital Gain(6)
World ex U.S. Value Portfolio	—	—	—	—	—	—	—	—	—	—

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

28

DFA103110-029A

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code of Business Ethics”). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.” Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Fiscal Year Ended October 31, 2010: $923,854

Fiscal Year Ended October 31, 2009: $863,129

(b)	Audit-Related Fees

Fees for Registrant

Fiscal Year Ended October 31, 2010: $74,867

Fiscal Year Ended October 31, 2009: $67,448

For fiscal years ended October 31, 2010 and October 31, 2009 Audited-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2010: $159,000

Fiscal Year Ended October 31, 2009: $158,695

For the fiscal years ended October 31, 2010 and October 31, 2009, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SAS 70 over controls at the Registrant’s investment adviser.

(c)	Tax Fees

Fees for Registrant

Fiscal Year Ended October 31, 2010: $222,793

Fiscal Year Ended October 31, 2009: $214,262

Tax Fees included, for the fiscal years ended October 31, 2010 and October 31, 2009, fees for tax services in connection with the Registrant’s excise tax calculations, limited review of the Registrant’s applicable tax returns and capital gains tax services in India.

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees

Fees for Registrant

Fiscal Year Ended October 31, 2010: $0

Fiscal Year Ended October 31, 2009: $0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.

Dimensional Emerging Markets Value Fund

Dimensional Investment Group Inc.

The DFA Investment Trust Company

(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.

The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.

The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.

The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.	The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

2.

Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.

The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4.

The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.

A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.	The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.

Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.

The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.	The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.

A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2)	The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2010 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)	Aggregate Non-Audit Fees

Fiscal Year Ended October 31, 2010: $808,733

Fiscal Year Ended October 31, 2009: $794,935

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.	INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant or the master fund in which the series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

Name of Entity for which Schedule of Investments is Provided	Relationship to Series of the Registrant
U.S. Targeted Value Portfolio	Series of Registrant

U.S. Small Cap Value Portfolio	Series of Registrant

U.S. Core Equity 1 Portfolio	Series of Registrant

U.S. Core Equity 2 Portfolio	Series of Registrant

U.S. Vector Equity Portfolio	Series of Registrant

Name of Entity for which Schedule of Investments is Provided	Relationship to Series of the Registrant
T.A. U.S. Core Equity 2 Portfolio	Series of Registrant

U.S. Small Cap Portfolio	Series of Registrant

U.S. Micro Cap Portfolio	Series of Registrant

DFA Real Estate Securities Portfolio	Series of Registrant

Large Cap International Portfolio	Series of Registrant

International Core Equity Portfolio	Series of Registrant

T.A. World ex U.S. Core Equity Portfolio	Series of Registrant

DFA International Real Estate Securities Portfolio	Series of Registrant

DFA International Small Cap Value Portfolio	Series of Registrant

International Vector Equity Portfolio	Series of Registrant

Emerging Markets Core Equity Portfolio	Series of Registrant

U.S. Social Core Equity 2 Portfolio	Series of Registrant

Emerging Markets Social Core Equity Portfolio	Series of Registrant

CSTG&E U.S. Social Core Equity 2 Portfolio	Series of Registrant

CSTG&E International Social Core Equity Portfolio	Series of Registrant

U.S. Sustainability Core 1 Portfolio	Series of Registrant

International Sustainability Core 1 Portfolio	Series of Registrant

Tax-Managed U.S. Targeted Value Portfolio	Series of Registrant

Tax-Managed U.S. Small Cap Portfolio	Series of Registrant

Tax-Managed DFA International Value Portfolio	Series of Registrant

DFA International Value ex Tobacco Portfolio	Series of Registrant

VA U.S. Targeted Value Portfolio	Series of Registrant

VA U.S. Large Value Portfolio	Series of Registrant

Name of Entity for which Schedule of Investments is Provided	Relationship to Series of the Registrant
VA International Value Portfolio	Series of Registrant

VA International Small Portfolio	Series of Registrant

The U.S. Large Cap Value Series	Master fund for U.S. Large Cap Value Portfolio

The DFA International Value Series	Master fund for LWAS/DFA International High Book to Market Portfolio

The Japanese Small Company Series	Master fund for Japanese Small Company Portfolio

The Asia Pacific Small Company Series	Master fund for Asia Pacific Small Company Portfolio

The United Kingdom Small Company Series	Master fund for United Kingdom Small Company Portfolio

The Continental Small Company Series	Master fund for Continental Small Company Portfolio

The Emerging Markets Series	Master fund for Emerging Markets Portfolio

The Emerging Markets Small Cap Series	Master fund for Emerging Markets Small Cap Portfolio

The Tax-Managed U.S. Marketwide Value Series	Master fund for Tax-Managed U.S. Marketwide Value Portfolio

The Tax-Managed U.S. Equity Series	Master fund for Tax-Managed U.S. Equity Portfolio

Dimensional Emerging Markets Value Fund	Master fund for Emerging Markets Value Portfolio

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s Principal Executive Officer and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the Principal Executive Officer and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	This item is not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DFA Investment Dimensions Group Inc.

By:	/s/ David G. Booth
David G. Booth
Chairman, Director, President and
Co-Chief Executive Officer

Date: January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Booth
David G. Booth
Principal Executive Officer
DFA Investment Dimensions Group Inc.

Date: January 5, 2011

By:	/s/ David R. Martin
David R. Martin
Principal Financial Officer
DFA Investment Dimensions Group Inc.

Date: January 4, 2011